UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Low Duration Municipal Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class I shares decreased 10 cents to $12.27 per share during the fiscal year ended September 30, 2018. The Class I shares of your Fund outperformed the index with a 0.30% total return for the fiscal year ended September 30, 2018, compared to the 0.29% total return for the ICE BofAML 1–3 Year U.S. Municipal Securities Index. Performance results of individual share classes may vary based on class-specific fees and expenses.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing maturity allocations, and other risk factors. The impact of the Fund’s 0.58 years shorter duration contributed 0.063%. The Fund’s maturity allocations contributed 0.211%, while other risk factors contributed 0.193%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
For quite some time, investors have feared a shock that would send the municipal market roiling. The worries revolved around the prospect of increased supply due to infrastructure spending plans, deterioration of the credit quality of the entire healthcare sector in the face of massive healthcare reform, and tax reform that could evaporate demand by reducing marginal tax rates. Despite all the concerns, investors have broadly bought longer, lower-quality bonds, taking on more risk in the search for income after a prolonged period of very low interest rates, driven by central bank monetary accommodation.
In the fourth quarter of 2017, tax reform came to fruition. The market met it with a yawn, seeing an increase of short-term rates as the Federal Reserve normalizes its key target rate, and a decrease in long-term rates, which led to a flattening of the yield curve. With the changes to the tax code, the muni market lost the ability to advance refund debt, which, much like a homeowner refinancing an existing mortgage to save on interest costs, permitted an issuer to refinance higher-cost debt when interest rates were low to provide a present value savings. While many were focused on the supply side of the market and thought this would have a large impact, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.
What was downplayed was the reduction of the corporate tax rate from 35% to 21%, and the fact that corporations evaluating municipal bonds versus other fixed income securities on a tax-equivalent basis would now require higher hurdle rates to buy munis. We felt the impact this may have on two specific buyers—banks and property and casualty insurance companies, which have traditionally owned roughly 20% to 25% of outstanding municipal bonds—could lead them to think twice about owning municipal bonds. We did not expect an “Armageddon” event with these institutions suddenly selling all their holdings at once. Instead, we expected these buyers to step back from the primary market and potentially sell holdings into the secondary market, a scenario that has played out through much of 2018.
The change in the supply and demand dynamic, combined with the Fed tightening, has led to a rise in rates over much of the last 12 months. The fourth quarter of 2017 saw yields of short-maturity bonds increase significantly, while yields on intermediate and long bonds were slightly lower. The first quarter of 2018 saw the opposite; yields on short maturity bonds rose slightly while yields on intermediate and long bonds have increased significantly. Just as investors were becoming concerned about continuing losses in their municipal bond portfolios, the rise in yield was put on hold. For the remainder of the second quarter and much of the third quarter, yields moved very little and traded within a tight range. It was not until the last couple weeks of the third quarter of 2018 that we saw rates move again.
Despite the changes in the market over the last 12 months, broadly speaking, we believe that segments of the municipal bond market remain at best, fully valued, and, at worst, expensive. We have been focusing on the shorter maturity segments of the municipal bond market, which, based on our analysis, represent the best relative value. Fundamental value and price seem disconnected. This is doubly true for any security offering a little bit more yield or for investors desperate for the tax exemption. We ask ourselves: how long can price and fundamental value diverge? Regardless of the answer, volatility in the municipal market appears poised to increase. Perhaps it will stem from weaker demand, as tax code changes are digested, and market participants, able to purchase a broad array of fixed income securities, reevaluate their fixed income holdings based on their tax-adjusted return potential. Or maybe retail buyers back away after seeing another negative quarter of performance. Or possibly the Fed overshoots its target as it continues hiking rates this year, and next. Volatility likely awaits on the horizon.
We believe it is important to remember that in volatile markets, Thornburg’s core actively managed laddered strategies offer several benefits to our investors. We have positioned all our municipal bond funds in the lower end of their relative risk spectrums in anticipation of an inclement environment. This means they have lower-than-normal durations, higher-than-normal credit quality, and higher-than-normal reserve positions. Moreover, the cash that is organically generated by the ladder structure, through bond maturities and interest payments, can be reinvested in higher-yield securities if current interest rates are higher, while the remaining assets roll down the yield curve and price to shorter maturities. This structure is intended to aid in the recovery of initial net asset value losses in a rising-rate environment while delivering a level of tax-exempt income.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
Thank you for your continued trust and support.

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class A Shares (Incep: 12/30/13)
Without sales charge	0.02%	0.38%	0.37%
With sales charge	-1.49%	-0.13%	0.05%
Class I Shares (Incep: 12/30/13)	0.30%	0.58%	0.57%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.10%
SEC Yield	1.15%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.12%; I shares, 0.70%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 0.72%, and the SEC yield would have been 0.77%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.
Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	136
Effective Duration	1.0 Yrs
Average Maturity	1.2 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Low Duration Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 100.1%
	Alabama — 1.5%
[a]	City of Mobile Industrial Development Board (Alabama Power Company Barry Plant), 1.85% due 6/1/2034 (put 3/24/2020)	$1,000,000	$ 985,910
	Southeast Alabama Gas Supply District, Series A 4.00% due 6/1/2019 - 6/1/2020	1,665,000	1,700,993
	Arizona — 2.7%
[b]	Arizona (Banner Health Obligated Group; LOC Bank of America, N.A.) HFA, Series C, 1.69% due 1/1/2046 (put 10/1/2018)	3,600,000	3,600,000
	Mesa Utility System Revenue,
	3.00% due 7/1/2019	325,000	327,561
	4.00% due 7/1/2020	915,000	946,083
	Arkansas — 0.2%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 4.00% due 11/1/2018	295,000	295,501
	California — 9.2%
[c]	California Infrastructure and Economic Development Bank (California Academy of Sciences), Series D, 1.941% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	2,000,000	2,000,500
[c]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 2.22% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,002,000
[a]	California Infrastructure and Economic Development Bank (Pacific Gas and Electric Company), 1.75% due 11/1/2026 (put 6/1/2022)	1,590,000	1,505,046
	California State Department Water Resources Water Revenue, 1.70% due 11/2/2018	800,000	800,000
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2019 - 5/15/2020	1,220,000	1,256,440
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	3,000,000	3,048,600
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	3,000,000	3,048,120
	Golden Gate Bridge Highway and Transportation District of California, 1.66% due 10/2/2018	1,500,000	1,500,000
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 4.00% due 6/28/2019	2,000,000	2,032,680
[d]	State of California 2.00% due 12/1/2019	500,000	499,995
	Colorado — 5.1%
[b]	City & County of Denver (Wellington E. Webb Municipal Office Building; SPA JPMorgan Chase Bank, N.A.) COP, Series A1, 1.67% due 12/1/2029 (put 10/1/2018)	3,600,000	3,600,000
	City of Aurora (Sports Park and E-911 Projects) COP, 5.00% due 12/1/2019	365,000	377,527
	State of Colorado 5.00% due 6/26/2019	2,000,000	2,045,200
	State of Colorado Education Loan Program, Series A, 4.00% due 6/27/2019	3,200,000	3,249,248
	Connecticut — 2.5%
	State of Connecticut GO,
	5.00% due 6/15/2022	1,715,000	1,856,179
	Series F 5.00% due 9/15/2023	1,000,000	1,100,100
[a]	State of Connecticut Health and Educational Facilities Authority (Ascension Health Credit Group), 1.65% due 11/15/2029 (put 3/1/2019)	1,645,000	1,642,549
	Florida — 5.8%
[b]	City of Gainesville (Utilities System; SPA Landesbank Hessen-Thuringen), Series A, 1.67% due 10/1/2026 (put 10/1/2018)	3,600,000	3,600,000
[b]	Dade County Florida Industrial Development Authority (Florida Power & Light Co.), 1.70% due 6/1/2021 (put 10/1/2018)	3,400,000	3,400,000
[b]	Manatee County (Florida Power & Light Co.), 1.72% due 9/1/2024 (put 10/1/2018)	3,400,000	3,400,000
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), 3.00% due 10/15/2018	120,000	120,046
	Georgia — 2.5%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2019 - 12/1/2021	1,000,000	1,059,937
	City of Atlanta (BeltLine Project), Series A, 4.00% due 1/1/2019	580,000	582,726
[a]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	3,000,000	2,957,670
	Guam — 1.1%
	Government of Guam (Economic Development),
	5.00% due 11/15/2018 - 1/1/2019	1,400,000	1,407,754
	Series D, 4.00% due 11/15/2018	275,000	275,558
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2020	300,000	315,783
	Hawaii — 0.5%
[c]	City and County of Honolulu (Rail Transit Project) GO, 1.88% (MUNIPSA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	999,650
	Idaho — 0.7%
[a]	Idaho (Trinity Health Credit Group) HFA, 1.375% due 12/1/2048 (put 11/1/2018)	1,300,000	1,299,519
	Illinois — 10.6%
	Chicago O’Hare International Airport (2015 Airport Projects), 5.00% due 1/1/2019	940,000	947,182
	Chicago O’Hare International Airport (2016 Airport Projects), Series B, 5.00% due 1/1/2019	500,000	503,820
	Chicago Park District (Capital Improvement Plan) GO, Series D, 5.00% due 1/1/2020	500,000	516,110
	Chicago Park District GO, Series C 3.00% due 1/1/2019	275,000	275,583
	Chicago Transit Authority (Rail Car and Rail System Improvements), 5.50% due 6/1/2019 (pre-refunded 12/1/2018)	815,000	819,923
	City of Chicago (Water System),
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	5.00% due 11/1/2020	$ 600,000	$ 630,966
	Series 2017-2, 5.00% due 11/1/2019 - 11/1/2022	2,200,000	2,299,502
	City of Chicago, 5.00% due 1/1/2020 (ETM)	600,000	621,744
	County of Cook (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2019	615,000	633,782
	County of Cook GO, Series C 4.25% due 11/15/2019	200,000	204,460
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools),GO 3.00% due 1/15/2020	1,245,000	1,256,902
[b]	Illinois Finance Authority (Northwestern Memorial Healthcare; SPA JPMorgan Chase Bank, N.A.), 1.69% due 8/15/2042 (put 10/1/2018)	3,600,000	3,600,000
[a]	Illinois Finance Authority (Peoples Gas Light & Coke Co.), 1.875% due 2/1/2033 (put 8/1/2020)	3,600,000	3,566,952
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2018	500,000	501,740
	State of Illinois 5.75% due 6/15/2019	75,000	76,748
	State of Illinois (Build Illinois Program),
	5.00% due 6/15/2020	535,000	556,229
	Series A, 4.00% due 6/15/2019	520,000	525,824
	State of Illinois (State Facilities Improvements) GO,
[e]	5.00% due 3/1/2022	575,000	600,438
	Series A 5.00% due 10/1/2022	1,000,000	1,048,650
	Indiana — 3.0%
[a]	City of Whiting, 1.85% due 6/1/2044 (put 10/1/2019)	2,000,000	1,991,760
[b]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank plc), 1.68% due 11/1/2037 (put 10/1/2018)	3,500,000	3,500,000
	Kansas — 0.3%
	Kansas (Department of Commerce Impact Program) DFA, Series K, 5.00% due 12/1/2018	635,000	637,699
	Kentucky — 2.1%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2019 - 11/1/2021	2,600,000	2,750,040
[a]	Louisville/Jefferson County Metropolitan Government (Louisville Gas and Electric Company), 1.50% due 10/1/2033 (put 4/1/2019)	1,000,000	996,410
	Louisiana — 2.6%
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021	600,000	632,694
	Shreveport Water & Sewer Revenue (Insured BAM), Series C 5.00% due 12/1/2023	860,000	960,869
	State of Louisiana GO, 5.00% due 8/1/2021	2,960,000	3,190,377
	Massachusetts — 0.7%
[e]	Massachusetts Housing Finance Agency (Low and Moderate Income Housing), Series B, 2.00% due 6/1/2019	1,250,000	1,249,687
	Michigan — 2.7%
	Livonia Public Schools School District (Insured BAM) GO, 5.00% due 5/1/2021 - 5/1/2022	985,000	1,056,854
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	2,000,000	2,226,160
	Northern Michigan University, Series A 5.00% due 12/1/2019 - 12/1/2021	1,535,000	1,621,406
	Minnesota — 0.3%
[b]	City of St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.) Series B-2, 1.69% due 11/15/2035 (put 10/1/2018)	600,000	600,000
	Nevada — 1.3%
	Clark County Department of Aviation, Series A 5.00% due 7/1/2021	2,000,000	2,150,100
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2021	250,000	268,125
	New Hampshire — 1.5%
[b]	New Hampshire Health and Education Facilities Authority (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), 1.67% due 7/1/2033 (put 10/1/2018)	2,805,000	2,805,000
	New Jersey — 4.2%
	City of Trenton (Various Capital Improvements; Insured: AGM) (State Aid Withholding) GO, 5.00% due 7/15/2020	500,000	523,925
	New Jersey (Cigarette Tax) EDA, 5.00% due 6/15/2019	550,000	560,005
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	200,000	207,396
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2019	1,250,000	1,283,162
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2020	500,000	522,145
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	2,000,000	2,131,740
	Passaic Valley Sewer Commissioners (Sewer System) GO, Series G, 5.75% due 12/1/2021	500,000	548,960
	Tobacco Settlement Financing Corp., Series A 5.00% due 6/1/2021	1,790,000	1,912,704
	New Mexico — 1.9%
[b]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services; SPA Wells Fargo Bank, N.A.), 1.69% due 8/1/2034 (put 10/1/2018)	3,400,000	3,400,000
	New York — 9.9%
	City of New York (Capital Projects) GO, Series C, 5.00% due 8/1/2019	450,000	461,430
[b]	City of New York (City Budget Financial Management; SPA Landesbank Hessen-Thuringen) GO, Series A-3, 1.69% due 8/1/2035 (put 10/1/2018)	2,400,000	2,400,000
[b]	City of New York GO (LOC Mizuho Bank, Ltd.), Series G-6, 1.68% due 4/1/2042 (put 10/1/2018)	530,000	530,000
[c]	Long Island Power Authority, 2.36% (LIBOR 1 Month + 0.75%) due 5/1/2033 (put 10/1/2023)	3,500,000	3,496,745
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1A, 4.00% due 2/15/2019	1,000,000	1,007,240
[a]	New York City Housing Development Corp. Series G, 1.50% due 11/1/2048 (put 2/1/2019)	2,000,000	1,997,160
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
[b]	New York City Transitional Finance Authority (City Capital Projects; SPA Landesbank Hessen-Thuringen), Series C, 1.70% due 8/1/2031 (put 10/1/2018)	$2,800,000	$ 2,800,000
[b]	New York City Transitional Finance Authority (WTC Recovery; SPA Landesbank Hessen-Thuringen), Series 1-SUB 1D, 1.70% due 11/1/2022 (put 10/1/2018)	610,000	610,000
[b]	New York State Housing Finance Agency (160 Madison Avenue Housing Development; LOC Landesbank Hessen-Thuringen), 1.67% due 11/1/2046 (put 10/1/2018)	1,700,000	1,700,000
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2021	1,000,000	1,065,870
	Town of Oyster Bay GO, 3.00% due 2/1/2019 - 2/1/2020	2,000,000	2,007,500
	North Carolina — 2.5%
[b]	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System; SPA JPMorgan Chase Bank, N.A.), 1.67% due 1/15/2038 (put 10/1/2018)	4,500,000	4,500,000
	Ohio — 1.0%
	Clty of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	500,000	537,125
[a]	County of Franklin (Trinity Health Corp. Obligated Group), 1.375% due 12/1/2046 (put 11/1/2018)	1,200,000	1,199,556
	Pennsylvania — 2.6%
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 10/1/2020	500,000	526,405
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2021	1,000,000	1,064,210
	East Penn School District (State Aid Withholding) GO, 2.00% due 9/15/2020	555,000	554,045
	Lancaster County Hospital Authority (Masonic Villages Project), 5.00% due 11/1/2018	1,500,000	1,503,750
	Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2019 - 12/15/2020	1,000,000	1,037,675
	South Carolina — 0.3%
	South Carolina Public Service Authority (Capital Improvement), Series A, 5.00% due 12/1/2021	515,000	553,100
	Texas — 14.6%
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2021	1,000,000	1,064,510
[c]	City of Houston (Combined Utility System), Series C, 1.921% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	3,200,000	3,194,336
	City of Houston GO, Series A 5.00% due 3/1/2019	3,000,000	3,038,580
	City of San Antonio (Electric and Gas Systems),
[a]	2.25% due 2/1/2033 (put 12/1/2019)	1,000,000	1,001,360
[a]	Series C, 3.00% due 12/1/2045 (put 12/1/2019)	265,000	267,631
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,000,000	1,096,450
	County of La Salle (Insured: AGM) GO, 5.00% due 3/1/2019 - 3/1/2021	2,925,000	3,036,291
[a]	Dallas Independent School District (School District Buildings Renovations; Insured: PSF-GTD) GO, Series B-4, 5.00% due 2/15/2036 (put 2/15/2020)	325,000	337,337
[b]	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center; LOC JPMorgan Chase Bank, N.A.) 1.69% due 9/1/2031 (put 10/1/2018)	3,325,000	3,325,000
	Houston Airport System Revenue, Series B, 5.00% due 7/1/2022 - 7/1/2023	780,000	856,286
[a]	Houston Independent School District, GO Series B-REM 2.40% due 6/1/2036 (put 6/1/2021)	3,275,000	3,278,308
	North Texas Tollway Authority, Series A, 5.00% due 1/1/2022	1,000,000	1,084,960
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	510,000	547,210
	Texas Transportation Commission (Highway Improvements) GO, 4.00% due 8/29/2019	4,295,000	4,374,071
	Utah — 4.0%
[b]	City of Murray (IHC Health Services, Inc. Obligated Group), Series D, 1.69% due 5/15/2036 (put 10/1/2018)	2,500,000	2,500,000
[b]	City of Murray (IHC Health Services, Inc.), Series C 1.69% due 5/15/2036 (put 10/1/2018)	1,100,000	1,100,000
[b]	County of Weber (IHC Health Services, Inc.; SPA The Bank of NY Mellon), Series C 1.69% due 2/15/2035 (put 10/1/2018)	3,600,000	3,600,000
	Virginia — 0.4%
	University Virginia University Revenues, 1.64% due 10/11/2018	700,000	700,000
	Washington — 0.5%
	King County Public Hospital District No. 2 (Evergreen Health) GO, 5.00% due 12/1/2018	835,000	839,225
	West Virginia — 1.3%
[d]	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	999,250
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,417,818
	Total Investments — 100.1% (Cost $182,362,997)		$181,963,082
	Liabilities Net of Other Assets — (0.1)%		(207,169)
	Net Assets — 100.0%		$181,755,913

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2018.
b	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
c	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
d	When-issued security.
e	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
GO	General Obligation
HFA	Health Facilities Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Low Duration Municipal Fund  |  September 30, 2018
ASSETS
Investments at value (cost $182,362,997) (Note 3)	$ 181,963,082
Cash	109,938
Receivable for investments sold	450,500
Receivable for fund shares sold	41,132
Interest receivable	1,250,286
Prepaid expenses and other assets	110,826
Total Assets	183,925,764
Liabilities
Payable for investments purchased	1,500,000
Payable for fund shares redeemed	594,964
Payable to investment advisor and other affiliates (Note 4)	33,999
Accounts payable and accrued expenses	31,290
Dividends payable	9,598
Total Liabilities	2,169,851
Net Assets	$ 181,755,913
NET ASSETS CONSIST OF
Accumulated loss	$ (451,777)
Net capital paid in on shares of beneficial interest	182,207,690
$ 181,755,913
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($19,497,433 applicable to 1,588,874 shares of beneficial interest outstanding - Note 5)	$ 12.27
Maximum sales charge, 1.50% of offering price	0.19
Maximum offering price per share	$ 12.46
Class I Shares:
Net asset value, offering and redemption price per share ($162,258,480 applicable to 13,226,909 shares of beneficial interest outstanding - Note 5)	$ 12.27
See notes to financial statements.
12   |  Annual Report

Statement of Operations
Thornburg Low Duration Municipal Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income (net of premium amortized of $1,644,441)	$ 1,822,739
EXPENSES
Investment advisory fees (Note 4)	449,713
Administration fees (Note 4)
Class A Shares	17,826
Class I Shares	73,093
Distribution and service fees (Note 4)
Class A Shares	36,366
Transfer agent fees
Class A Shares	28,903
Class I Shares	25,678
Registration and filing fees
Class A Shares	17,638
Class I Shares	42,162
Custodian fees (Note 2)	31,555
Professional fees	43,128
Trustee and officer fees (Note 4)	8,601
Accounting fees (Note 4)	449
Other expenses	19,798
Total Expenses	794,910
Less:
Expenses reimbursed by investment advisor (Note 4)	(196,238)
Net Expenses	598,672
Net Investment Income	$ 1,224,067
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(10,655)
Net change in unrealized appreciation (depreciation) on investments	(744,589)
Net Realized and Unrealized Loss	(755,244)
Net Increase in Net Assets Resulting from Operations	$ 468,823
See notes to financial statements.
Annual Report  |  13

Statements of Changes in Net Assets
Thornburg Low Duration Municipal Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,224,067	$ 531,327
Net realized gain (loss) on investments	(10,655)	(17,874)
Net unrealized appreciation (depreciation) on investments	(744,589)	303,247
Net Increase in Net Assets Resulting from Operations	468,823	816,700
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(166,761)	(125,749)
Class I Shares	(1,057,306)	(405,578)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	3,245,973	12,051,896
Class I Shares	109,088,169	15,026,270
Net Increase in Net Assets	111,578,898	27,363,539
NET ASSETS
Beginning of Year	70,177,015	42,813,476
End of Year	$ 181,755,913	$ 70,177,015
See notes to financial statements.
14   |  Annual Report

Notes to Financial Statements
Thornburg Low Duration Municipal Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with preservation of capital.
The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 182,362,998
Gross unrealized appreciation on a tax basis	47,596
Gross unrealized depreciation on a tax basis	(447,512)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ (399,916)
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $10,655. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $41,206 (of which $9,613 are short-term and $31,593 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2018, the Fund had $9,598 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2018 and September 30, 2017 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Tax exempt income	$ 1,219,984	$ 531,170
Ordinary income	4,083	157
Total	$ 1,224,067	$ 531,327
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining
16  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 181,963,082	$ —	$ 181,963,082	$ —
Total Investments in Securities	$ 181,963,082	$ —	$ 181,963,082	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the year ended September 30, 2018 was 0.40% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $2 from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $64,842 for Class A shares and $131,396 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 20.36%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had transactions with affiliated funds of $17,715,484 in purchases and $11,035,399 in sales generating no realized gains or losses.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,063,545	$ 13,097,781	2,922,719	$ 35,953,976
Shares issued to shareholders in reinvestment of dividends	12,892	158,574	9,827	121,339
Shares repurchased	(813,563)	(10,010,382)	(1,950,171)	(24,023,419)
Net increase	262,874	$ 3,245,973	982,375	$ 12,051,896
Class I Shares
Shares sold	10,776,875	$ 132,406,952	2,760,039	$ 34,004,864
Shares issued to shareholders in reinvestment of dividends	82,245	1,011,086	31,595	390,018
Shares repurchased	(1,977,745)	(24,329,869)	(1,571,733)	(19,368,612)
Net increase	8,881,375	$ 109,088,169	1,219,901	$ 15,026,270
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $74,392,152 and $26,475,000, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018
SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (125,749)
Class I Shares	(405,578)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
20   |  Annual Report

This page intentionally left blank.
Annual Report  |  21

Financial Highlights
Thornburg Low Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 12.38	0.11	(0.11)	— (c)	(0.11)	—	(0.11)	$ 12.27
2017 (b)	$ 12.34	0.08	0.04	0.12	(0.08)	—	(0.08)	$ 12.38
2016 (b)	$ 12.35	0.03	(0.01)	0.02	(0.03)	—	(0.03)	$ 12.34
2015 (b)	$ 12.34	0.02	0.01	0.03	(0.02)	—	(0.02)	$ 12.35
2014 (b)(d)	$ 12.31	0.02	0.03	0.05	(0.02)	—	(0.02)	$ 12.34
CLASS I SHARES
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	(0.14)	$ 12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	(0.10)	$ 12.37
2016	$ 12.35	0.05	(0.01)	0.04	(0.05)	—	(0.05)	$ 12.34
2015	$ 12.34	0.04	0.01	0.05	(0.04)	—	(0.04)	$ 12.35
2014 (d)	$ 12.31	0.04	0.03	0.07	(0.04)	—	(0.04)	$ 12.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total from investment operations was less than $0.01 per share.
(d)	Fund commenced operations on December 30, 2013.
(e)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Low Duration Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.92	0.70	0.70	1.06	0.02	35.36	$ 19,497
0.72	0.67	0.67	1.16	0.98	42.94	$ 16,412
0.24	0.70	0.70	2.19	0.15	21.17	$ 4,241
0.15	0.67	0.67	2.85	0.22	15.75	$ 3,273
0.20 (e)	0.66 (e)	0.65 (e)	3.14 (e)	0.40	4.54	$ 2,751

1.12	0.50	0.50	0.64	0.30	35.36	$ 162,259
0.85	0.49	0.49	0.67	1.09	42.94	$ 53,765
0.43	0.50	0.50	0.72	0.36	21.17	$ 38,572
0.32	0.50	0.50	0.82	0.40	15.75	$ 41,755
0.42 (e)	0.44 (e)	0.44 (e)	1.77 (e)	0.56	4.54	$ 12,672
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Low Duration Municipal Fund
To the Trustees and Shareholders of the
Thornburg Low Duration Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Low Duration Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,003.10	$3.52
Hypothetical*	$1,000.00	$1,021.56	$3.55
CLASS I SHARES
Actual	$1,000.00	$1,004.10	$2.51
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For tax year ended September 30, 2018, dividends paid by the Fund of $1,219,984 (or the maximum allowed) are tax exempt dividends and $4,083 are taxable ordinary investment income dividends for federal tax purposes. The information and the distributions reported herein may differ from information and distributions reported to shareholders for the calendar year ending December 31, 2018. Completed information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly
Annual Report  |  29

Other Information, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the four calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year and three-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for the Fund’s two share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and comparable to the average levels of total expenses for the category, and that the level of total expense for a second share class was comparable to the median level and lower than the average level for the category. Peer group data showed that the Fund’s stated advisory fee was
30   |  Annual Report

Other Information, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2018 (Unaudited)
comparable to the stated median level for the two peer groups, and that the total expense levels of the Fund’s two share classes were comparable to the median levels of their respective peer groups after waivers of fees and reimbursement of expenses.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

This page intentionally left blank.
34  |  Annual Report

This page intentionally left blank.
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3172

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Limited Term Municipal Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares decreased 33 cents to $14.10 per share during the fiscal year ended September 30, 2018. The Class I shares of your Fund underperformed the index with a negative 0.36% total return for the fiscal year ended September 30, 2018, compared to the negative 0.29% total return for the ICE BofAML 1–10 Year U.S. Municipal Securities Index. Performance results of individual share classes may vary based on class-specific fees and expenses.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing maturity allocations, and other risk factors. The impact of the Fund’s 0.58 years shorter duration contributed 0.155%. The Fund’s maturity allocations contributed .071%, while other risk factors contributed 0.092%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
For quite some time, investors have feared a shock that would send the municipal market roiling. The worries revolved around the prospect of increased supply due to infrastructure spending plans, deterioration of the credit quality of the entire healthcare sector in the face of massive healthcare reform, and tax reform that could evaporate demand by reducing marginal tax rates. Despite all the concerns, investors have broadly bought longer, lower-quality bonds, taking on more risk in the search for income after a prolonged period of very low interest rates, driven by central bank monetary accommodation.
In the fourth quarter of 2017, tax reform came to fruition. The market met it with a yawn, seeing an increase of short-term rates as the Federal Reserve normalizes its key target rate, and a decrease in long-term rates, which led to a flattening of the yield curve. With the changes to the tax code, the muni market lost the ability to advance refund debt, which, much like a homeowner refinancing an existing mortgage to save on interest costs, permitted an issuer to refinance higher-cost debt when interest rates were low to provide a present value savings. While many were focused on the supply side of the market and thought this would have a large impact, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.
What was downplayed was the reduction of the corporate tax rate from 35% to 21%, and the fact that corporations evaluating municipal bonds versus other fixed income securities on a tax-equivalent basis would now require higher hurdle rates to buy munis. We felt the impact this may have on two specific buyers—banks and property and casualty insurance companies, which have traditionally owned roughly 20% to 25% of outstanding municipal bonds—could lead them to think twice about owning municipal bonds. We did not expect an
“Armageddon” event with these institutions suddenly selling all their holdings at once. Instead, we expected these buyers to step back from the primary market and potentially sell holdings into the secondary market, a scenario that has played out through much of 2018.
The change in the supply and demand dynamic, combined with the Fed tightening, has led to a rise in rates over much of the last 12 months. The fourth quarter of 2017 saw yields of short-maturity bonds increase significantly, while yields on intermediate and long bonds were slightly lower. The first quarter of 2018 saw the opposite; yields on short maturity bonds rose slightly while yields on intermediate and long bonds have increased significantly. Just as investors were becoming concerned about continuing losses in their municipal bond portfolios, the rise in yield was put on hold. For the remainder of the second quarter and much of the third quarter, yields moved very little and traded within a tight range. It was not until the last couple weeks of the third quarter of 2018 that we saw rates move again.
Despite the changes in the market over the last 12 months, broadly speaking, we believe that segments of the municipal bond market remain at best, fully valued, and, at worst, expensive. We have been focusing on the shorter maturity segments of the municipal bond market, which, based on our analysis, represent the best relative value. Fundamental value and price seem disconnected. This is doubly true for any security offering a little bit more yield or for investors desperate for the tax exemption. We ask ourselves: how long can price and fundamental value diverge? Regardless of the answer, volatility in the municipal market appears poised to increase. Perhaps it will stem from weaker demand, as tax code changes are digested, and market participants, able to purchase a broad array of fixed income securities, reevaluate their fixed income holdings based on their tax-adjusted return potential. Or maybe retail buyers back away after seeing another negative quarter of performance. Or possibly the Fed overshoots its target as it continues hiking rates this year, and next. Volatility likely awaits on the horizon.
We believe it is important to remember that in volatile markets, Thornburg’s core actively managed laddered strategies offer several benefits to our investors. We have positioned all our municipal bond funds in the lower end of their relative risk spectrums in anticipation of an inclement environment. This means they have lower-than-normal durations, higher-than-normal credit quality, and higher-than-normal reserve positions. Moreover, the cash that is organically generated by the ladder structure, through bond maturities and interest payments, can be reinvested in higher-yield securities if current interest rates are higher, while the remaining assets roll down the yield curve and price to shorter maturities. This structure is intended to aid in the recovery of initial net asset value losses in a rising-rate environment while delivering a level of tax-exempt income.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
Thank you for your continued trust and support.

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 9/28/84)
Without sales charge	-0.64%	0.63%	1.25%	2.76%	4.68%
With sales charge	-2.13%	0.13%	0.94%	2.61%	4.63%
Class C Shares (Incep: 9/1/94)
Without sales charge	-0.94%	0.37%	0.99%	2.50%	3.11%
With sales charge	-1.43%	0.37%	0.99%	2.50%	3.11%
Class I Shares (Incep: 7/5/96)	-0.36%	0.91%	1.56%	3.09%	3.68%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.72%
SEC Yield	1.47%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.69%; C shares, 0.93%; I shares, 0.45%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.
Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,778
Effective Duration	3.0 Yrs
Average Maturity	3.5 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 99.0%
	Alabama — 1.1%
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2019 - 6/1/2022	$ 20,865,000	$ 22,169,932
	Series B, 5.00% due 6/1/2019 - 6/1/2023	1,505,000	1,609,402
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2019 - 5/1/2022	5,425,000	5,582,157
	City of Mobile Industrial Development Board (Alabama Power Company Barry Plant),
[a]	1.65% due 6/1/2034 (put 10/1/2018)	4,450,000	4,450,000
[b]	1.85% due 6/1/2034 (put 3/24/2020)	25,500,000	25,140,705
	East Alabama Health Care Authority GO, 5.00% due 9/1/2021 - 9/1/2022	2,045,000	2,189,624
	Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	3,375,000	3,383,033
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,353,673
	Alaska — 0.3%
	Alaska Energy Authority (Bradley Lake Hydroelectric Project; Insured: AGM), 6.00% due 7/1/2020	1,790,000	1,904,309
	City of Valdez (BP Pipelines (Alaska), Inc. Project),
	5.00% due 1/1/2021	12,000,000	12,680,880
	Series B, 5.00% due 1/1/2021	3,700,000	3,909,938
	Arizona — 2.2%
[a]	Arizona (Banner Health Obligated Group; LOC Bank of America, N.A.) HFA, Series C, 1.69% due 1/1/2046 (put 10/1/2018)	2,200,000	2,200,000
	Arizona (Dignity Health) HFA, 5.00% due 7/1/2019 - 7/1/2020	2,655,000	2,713,593
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,100,000	3,454,739
	Arizona Board of Regents (Arizona State University) COP,
	Series A, 5.00% due 9/1/2019 - 9/1/2023	18,235,000	19,913,437
	Series C, 5.00% due 6/1/2022	6,080,000	6,662,464
	Arizona Board of Regents (Northern Arizona University Projects) COP,
	3.00% due 9/1/2019	2,525,000	2,546,589
	5.00% due 9/1/2020 - 9/1/2023	6,825,000	7,413,455
	Arizona Board of Regents (University of Arizona) COP, 5.00% due 6/1/2022 - 6/1/2028	1,690,000	1,916,494
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2020 - 8/1/2024	1,925,000	2,126,065
	Arizona Transportation Board, Series A, 5.00% due 7/1/2019 - 7/1/2022	15,975,000	17,014,720
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	9,756,423
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,348,009
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities),
	Series A,
	3.00% due 7/1/2021 - 7/1/2022	2,525,000	2,590,114
	5.00% due 7/1/2020 - 7/1/2022	1,400,000	1,505,874
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, 5.00% due 12/1/2018 - 12/1/2022	7,460,000	7,804,657
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2019 - 8/1/2025	6,190,000	6,796,701
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,392,310
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2024 - 1/1/2028	25,175,000	29,301,140
	Scottsdale (Scottsdale Healthcare) IDA, 5.00% due 9/1/2019	6,885,000	6,900,216
	State of Arizona Department of Administration (State Lottery; Insured: AGM), 5.00% due 7/1/2020	8,705,000	9,149,390
	Arkansas — 0.1%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), 3.00% due 11/1/2023	615,000	633,438
	City of Fort Smith (Water and Sewer System Construction; Insured: AGM), 4.00% due 10/1/2018 - 10/1/2019	2,670,000	2,700,979
	Jefferson County (Jefferson Regional Medical Center; Insured: AGM), 4.50% due 6/1/2019	1,580,000	1,603,036
	California — 9.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	7,005,602
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Zero Coupon due 9/1/2022	3,250,000	2,939,755
	Brentwood Infrastructure Financing Authority (Redevelopment Agency of the City of Brentwood; Insured: AGM), 5.25% due 11/1/2018 - 11/1/2019	1,745,000	1,773,482
	Cabrillo (Educational Facilities; Insured: AMBAC) USD GO, Series A, Zero Coupon due 8/1/2021	1,000,000	937,320
	California (Community Developmental Disabilities Program; Insured: California Mtg Insurance) HFFA,
	5.50% due 2/1/2019	2,865,000	2,901,414
	5.75% due 2/1/2020 - 2/1/2021	3,670,000	3,912,404
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2020 - 3/1/2021	7,850,000	8,260,342
	5.25% due 3/1/2022	7,020,000	7,501,712
[b]	California (St. Joseph Health System) HFFA, Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,293,650
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2021	4,870,000	5,227,848
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
[c]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 2.22% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	$ 5,000,000	$ 5,010,000
	California State Department Water Resources Water Revenue, 1.70% due 11/2/2018	13,930,000	13,930,000
	California State Economic Recovery GO, Series A, 5.00% due 7/1/2020 (pre-refunded 7/1/2019)	4,200,000	4,302,984
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2020 - 4/1/2021	2,475,000	2,618,907
	California State Public Works Board (California State University),
	5.00% due 11/1/2018 (ETM)	2,700,000	2,707,155
	Series A, 5.00% due 10/1/2020	1,000,000	1,061,890
	California State Public Works Board (Coalinga State Hospital), 5.00% due 6/1/2020 - 6/1/2022	22,240,000	24,176,739
	California State Public Works Board (Correctional and Rehabilitation Facilities), Series A, 1.65% due 10/25/2018	3,650,000	3,650,000
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2021 - 11/1/2022	10,825,000	12,068,342
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,089,900
	Series G, 5.00% due 11/1/2020 - 11/1/2021	3,250,000	3,507,930
	California Statewide Communities Development Authority (Aspire Public Schools; LOC PCSD Guaranty Pool I, LLC), 5.00% due 7/1/2020 (pre-refunded 1/1/2019)	670,000	675,541
	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series A, 5.00% due 4/1/2019	27,000,000	27,427,140
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	8,949,994
	Central Valley Financing Authority (Carson Ice), 5.00% due 7/1/2019	1,750,000	1,793,190
	Chula Vista COP, 5.25% due 3/1/2019 (ETM)	1,235,000	1,253,130
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	72,000,000	73,166,400
	Clovis (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2019	2,685,000	2,643,597
	Community Facilities District No. 86-1 of the Irvine (Educational Facilities; Insured: AGM) USD, 5.25% due 9/1/2019	3,000,000	3,096,960
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	101,505,000	103,133,140
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), 5.00% due 6/1/2020 - 12/1/2024	35,595,000	39,878,432
	Escondido Union High School District (Insured: Natl-Re) GO, Zero Coupon due 11/1/2020	2,655,000	2,544,685
	Golden Gate Bridge Highway and Transportation District of California, 1.66% due 10/2/2018	1,475,000	1,475,000
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD COP, Series B-2, 5.50% due 12/1/2018 - 12/1/2019	11,640,000	11,959,546
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	10,164,336
	Series B, 5.00% due 7/1/2023	11,950,000	13,571,376
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	25,936,216
[d]	Los Angeles County Public Works Financing Authority (Multiple Capital Projects), Series A, 5.00% due 8/1/2019	17,935,000	18,429,647
	Needles USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	879,526
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	5,014,271
	Northern California Power Agency (Hydroelectric Project), Series A, 5.00% due 7/1/2019 - 7/1/2020	2,325,000	2,381,294
	Oakland State Building Authority (Elihu M. Harris State Office Building), 5.00% due 12/1/2018	7,240,000	7,279,313
	Palo Alto USD GO, Zero Coupon due 8/1/2019	1,000,000	984,580
	Palomar Community College District GO, Series B, Zero Coupon due 8/1/2021	2,560,000	2,415,718
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 4.00% due 6/28/2019	45,445,000	46,187,571
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,567,171
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,265,000	3,533,677
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), Zero Coupon due 12/1/2019 - 12/1/2021	4,520,000	4,322,218
	San Diego (Educational System Capital Projects; Insured: Natl-Re) GO, Series D-1, 5.50% due 7/1/2020	10,000,000	10,635,100
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2020 - 4/15/2022	15,000,000	16,222,240
	San Francisco Building Authority (San Francisco Civic Center Complex), 5.00% due 12/1/2018	13,130,000	13,201,296
	Santa Ana (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2019	3,425,000	3,371,056
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Zero Coupon due 9/1/2024	7,000,000	5,935,090
	State of California (Various Purposes) GO, 5.00% due 9/1/2020 - 9/1/2021	15,000,000	16,036,050
	Tuolumne Wind Project Authority, Series A, 5.00% due 1/1/2019	2,000,000	2,016,640
	West Contra Costa (Educational Facilities; Insured: AGM) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,652,040
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	5,110,000	5,519,669
	Colorado — 2.0%
	City & County of Denver (Buell Theatre Property) COP, 5.00% due 12/1/2020 - 12/1/2023	8,610,000	9,370,768
[a]	City & County of Denver (Wellington E. Webb Municipal Office Building; SPA JPMorgan Chase Bank, N.A.) COP, Series A1, 1.67% due 12/1/2029 (put 10/1/2018)	2,400,000	2,400,000
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP,
	4.00% due 12/15/2019 - 12/15/2020	1,000,000	1,033,986
	5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,556,949
	City of Longmont, 6.00% due 5/15/2019	1,655,000	1,696,855
	Colorado (Northern Colorado Medical Center) HFA, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,487,502
	Colorado (Northern Colorado Medical Center; Insured: AGM) HFA, Series B-REMK, 5.25% due 5/15/2019 (ETM)	2,225,000	2,270,368
	Colorado Educational & Cultural Facilities Authority (National Conference of State Legislatures), 5.00% due 6/1/2020 - 6/1/2021	2,805,000	2,923,027
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	El Paso County (Judicial Complex; Insured: AGM), 5.00% due 12/1/2022 - 12/1/2028	$ 2,500,000	$ 2,876,349
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,052,820
	5.00% due 12/1/2023	1,330,000	1,492,154
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020 - 12/15/2024	1,950,000	2,179,319
	Park Creek Metropolitan District (Insured: AGM), 5.50% due 12/1/2018 - 12/1/2019 (ETM)	2,200,000	2,247,422
	Regional Transportation District (FasTracks Transportation System) COP, 5.00% due 6/1/2019 - 6/1/2020	8,385,000	8,653,720
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	8,893,720
	Regional Transportation District COP,
	Series A,
	5.50% due 6/1/2021	205,000	215,986
	5.50% due 6/1/2021 (pre-refunded 6/1/2020)	2,165,000	2,285,785
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	5,335,252
	State of Colorado Education Loan Program,
	Series A,
	4.00% due 6/27/2019	44,410,000	45,093,470
	5.00% due 6/27/2019	24,905,000	25,469,845
	Connecticut — 1.9%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	5.00% due 10/1/2022	1,765,000	1,924,132
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	2,028,928
	State of Connecticut 5.00% due 6/15/2023 - 6/15/2027	4,825,000	5,401,911
	State of Connecticut (Educational Facilities) GO, 5.00% due 9/1/2023 - 6/15/2025	35,950,000	39,858,277
	State of Connecticut (Various Capital Projects) GO,
	5.00% due 8/15/2024	1,845,000	2,017,950
	Series B, 5.00% due 5/15/2024 - 5/15/2027	44,500,000	49,489,115
[c]	Series D, 2.48% (MUNIPSA + 0.92%) due 9/15/2019	1,000,000	1,007,460
	State of Connecticut GO,
	5.00% due 6/15/2028	1,855,000	2,100,101
	Series E, 5.00% due 9/15/2028	2,560,000	2,903,373
	State of Connecticut Health and Educational Facilities Authority, 1.63% due 10/17/2018	16,980,000	16,980,000
	Delaware — 0.0%
	Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2020 - 7/1/2022	1,940,000	2,110,113
	District of Columbia — 0.1%
	District of Columbia 5.00% due 12/1/2027	925,000	967,994
	District of Columbia (Insured: Syncora) GO, Series B, 5.25% due 6/1/2020	3,005,000	3,165,978
	District of Columbia (National Public Radio), Series A, 5.00% due 4/1/2019 - 4/1/2020	2,695,000	2,785,634
	Florida — 6.5%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,263,294
	Broward County (Airport, Marina & Port Improvements),
	4.00% due 10/1/2018 - 10/1/2020	2,085,000	2,150,686
	5.00% due 10/1/2018 - 10/1/2020	3,500,000	3,648,000
	Broward County (Port Facilities), 5.50% due 9/1/2019	2,800,000	2,888,256
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2021 - 7/1/2025	22,580,000	25,235,445
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,000,000	10,237,930
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	14,820,752
	Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2024	3,525,000	3,954,765
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,248,054
	City of Fort Myers (Gulf Breeze Loan Program; Insured: Natl-Re), 5.00% due 12/1/2018	2,195,000	2,200,378
[a]	City of Gainesville (Utilities System; SPA Landesbank Hessen-Thuringen), Series A, 1.67% due 10/1/2026 (put 10/1/2018)	12,410,000	12,410,000
[a]	City of Gainesville (Utilities System; SPA: Landesbank Hessen-Thuringen), Series C, 1.67% due 10/1/2026 (put 10/1/2018)	7,000,000	7,000,000
	City of Jacksonville, Series C, 5.00% due 10/1/2018 - 10/1/2023	3,655,000	3,861,709
	City of Lakeland (Energy System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2020	6,695,000	6,940,889
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2019 - 11/15/2026	9,525,000	10,253,437
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,104,939
	City of North Miami Beach (North Miami Beach Water Project), 5.00% due 8/1/2019 - 8/1/2021	3,430,000	3,581,920
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2023 - 11/1/2027	3,530,000	4,034,282
[a]	Dade County Florida Industrial Development Authority (Florida Power & Light Co.), 1.70% due 6/1/2021 (put 10/1/2018)	6,900,000	6,900,000
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University),
	5.00% due 4/1/2019 - 4/1/2020	2,225,000	2,289,636
	5.50% due 4/1/2019 (ETM)	1,705,000	1,734,718
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Florida Higher Educational Facilities Financing Authority (University of Tampa), Series A, 5.00% due 4/1/2019 - 4/1/2022	$ 1,845,000	$ 1,913,860
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2020 - 7/1/2022	12,655,000	13,284,335
	Fort Myers Utility System Revenue,
	5.00% due 10/1/2023	990,000	1,069,081
	5.00% due 10/1/2023 (pre-refunded 10/1/2021)	2,370,000	2,563,605
	Highlands County Health Facilities Authority,
	5.00% due 11/15/2019	2,995,000	3,091,529
	5.00% due 11/15/2019 (ETM)	5,000	5,163
	Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2018 - 11/1/2021	18,155,000	18,993,879
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,815,830
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2028	4,835,000	5,610,244
	Jacksonville Electric Authority (Electric System), Series A, 5.00% due 10/1/2023 - 10/1/2024	2,595,000	2,899,775
	Jacksonville Electric Authority (Water and Sewer System), 5.00% due 10/1/2018	1,500,000	1,500,000
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,378,750
	Manatee County (County Capital Projects), 5.00% due 10/1/2018 - 10/1/2021	5,175,000	5,400,025
[a]	Manatee County (Florida Power & Light Co.), 1.72% due 9/1/2024 (put 10/1/2018)	10,700,000	10,700,000
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,108,939
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,355,955
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2019 - 6/1/2024	10,965,000	11,643,761
	Miami Beach GO,
	4.00% due 9/1/2019 - 9/1/2021	3,760,000	3,859,491
	5.00% due 9/1/2020 - 9/1/2022	4,720,000	5,009,536
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,835,650
	Miami-Dade County (Professional Sports Franchise Facilities; Insured: AGM), Series C, Zero Coupon due 10/1/2018 - 10/1/2019	7,555,000	7,503,159
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,215,000	11,677,511
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,528,720
	Miami-Dade County Expressway Authority (Toll System; Insured: AGM), 5.00% due 7/1/2019	7,530,000	7,694,756
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	17,311,908
[b]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,860,309
	Series C, 5.00% due 5/1/2025	15,000,000	17,115,450
	Orange County (Orlando Health, Inc.) HFA,
	5.25% due 10/1/2019	6,050,000	6,236,461
	5.375% due 10/1/2023	4,150,000	4,288,859
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA, 6.25% due 10/1/2021 (ETM)	1,190,000	1,262,590
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2019 - 8/1/2025	10,795,000	11,810,395
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2020	600,000	630,606
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,370,000	11,655,375
	Series C,
	4.00% due 8/1/2019 - 8/1/2021	4,775,000	4,978,885
	5.00% due 8/1/2020 - 8/1/2022	2,750,000	2,969,590
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2021 - 8/1/2026	10,130,000	11,373,848
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,569,057
	Polk County (Water and Wastewater Utility Systems; Insured: AGM),
	3.00% due 10/1/2021	3,125,000	3,182,531
	4.00% due 10/1/2020	3,100,000	3,220,807
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements), 5.00% due 6/1/2023	1,940,000	2,172,160
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2021 - 6/1/2025	4,210,000	4,764,503
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2018 - 10/1/2023	3,330,000	3,584,963
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2018 - 10/1/2022	9,530,000	10,017,903
	South Lake County Hospital District, 5.00% due 10/1/2025	4,140,000	4,315,412
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), 5.00% due 9/1/2021 - 9/1/2024	7,275,000	8,026,235
	Sunshine State Governmental Financing Commission (Miami-Dade County Program; Insured: AGM), 5.00% due 9/1/2021	5,000,000	5,382,700
	Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018 - 10/1/2019	5,890,000	5,980,540
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,969,257
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.; Insured: AGM), 5.00% due 10/15/2018 - 10/15/2019 (ETM)	4,425,000	4,499,852
	Volusia County School Board (University High School, River Springs Middle School) COP, 5.00% due 8/1/2024	1,000,000	1,129,610
	Georgia — 1.1%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC),
	4.00% due 6/15/2020	395,000	408,288
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	5.00% due 6/15/2019	$ 400,000	$ 408,688
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct, LLC), 5.00% due 6/15/2022 - 6/15/2024	1,790,000	1,990,699
	City of Atlanta (Airport Passenger Facility),
	5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,334,995
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	2,958,490
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2018 - 12/1/2024	5,500,000	5,892,221
	City of Atlanta (BeltLine Project), Series A, 5.00% due 1/1/2020 - 1/1/2021	585,000	605,074
	City of Atlanta (Hartsfield-Jackson Atlanta International Airport),
	Series B, 5.00% due 1/1/2020 - 1/1/2021	13,000,000	13,473,870
	Series C,
	5.00% due 1/1/2019	3,145,000	3,169,122
	5.25% due 1/1/2020	5,000,000	5,200,300
	5.50% due 1/1/2021	3,525,000	3,790,644
	City of Atlanta (Water & Wastewater System),
	5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,395,045
	6.00% due 11/1/2019	5,650,000	5,892,159
	Fulton County Development Authority (Georgia Tech Athletic Association), 5.00% due 10/1/2022	4,550,000	4,967,462
	Fulton County Facilities Corp. (Public Purpose Project) COP, 5.00% due 11/1/2019	6,600,000	6,812,652
	Hospital Authority of Gwinnett County (Gwinnett Hospital System, Inc.; Insured: AGM), Series A, 5.00% due 7/1/2023	5,000,000	5,108,650
[b]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	1,300,000	1,281,657
	Valdosta and Lowndes County Hospital Authority (South Medical Center), Series B, 5.00% due 10/1/2022	1,500,000	1,622,535
	Guam — 0.7%
	Government of Guam (Economic Development), 5.00% due 1/1/2019	680,000	684,400
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.50% due 12/1/2018 - 12/1/2019 (ETM)	5,000,000	5,098,930
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2019 - 11/15/2024	18,450,000	20,172,885
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2020 - 7/1/2023	1,995,000	2,177,547
	Guam Government, 5.00% due 1/1/2025	305,000	323,047
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	5,070,000	5,621,761
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2019 - 10/1/2022	8,840,000	9,571,028
	Hawaii — 1.5%
	City and County of Honolulu (Capital Improvements) GO,
	5.00% due 11/1/2019 - 11/1/2022	21,350,000	22,952,330
	5.00% due 11/1/2022 (ETM)	1,750,000	1,943,095
	City and County of Honolulu (Rail Transit Project) GO,
[c]	1.88% (MUNIPSA + 0.32%) due 9/1/2028 (put 9/1/2020)	4,825,000	4,823,311
[c]	1.88% (MUNISPA + 0.32%) due 9/1/2025 - 9/1/2026 (put 9/1/2020)	12,250,000	12,245,712
	County of Hawaii (Capital Improvements) GO,
	5.00% due 9/1/2023	800,000	899,408
	Series B, 5.00% due 9/1/2023	1,500,000	1,686,390
	Series C, 5.00% due 9/1/2021 - 9/1/2026	9,250,000	10,473,688
	Series D, 5.00% due 9/1/2023 - 9/1/2026	5,770,000	6,637,675
	Series E, 5.00% due 9/1/2021 - 9/1/2026	6,180,000	6,882,163
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ,
	5.00% due 12/1/2019 (ETM)	1,545,000	1,595,661
	5.00% due 12/1/2022 (pre-refunded 12/1/2021)	4,000,000	4,337,456
	Series DZ-2017,
	5.00% due 12/1/2019	1,395,000	1,443,365
	5.00% due 12/1/2019 (ETM)	60,000	62,073
	Series EA, 5.00% due 12/1/2020 - 12/1/2021	5,500,000	5,925,370
	Series EF, 5.00% due 11/1/2018	20,000,000	20,050,800
	Idaho — 0.4%
	Idaho (Trinity Health Credit Group) HFA,
[b]	1.375% due 12/1/2048 (put 11/1/2018)	7,350,000	7,347,281
	Series D, 5.00% due 12/1/2022 - 12/1/2024	4,200,000	4,723,508
[b]	Regents of the University of Idaho, 5.25% due 4/1/2041 (put 4/1/2021)	12,600,000	13,436,892
	Illinois — 6.4%
	Board of Education of the City of Chicago (Educational Facilities; Insured: BHAC) GO, Zero Coupon due 12/1/2020	12,000,000	11,316,120
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-re), Series A, 5.25% due 4/1/2020	1,000,000	1,034,190
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	4,070,337
	Chicago O’Hare International Airport (2015 Airport Projects), 5.00% due 1/1/2019 - 1/1/2021	8,350,000	8,636,716
	Chicago O’Hare International Airport (2016 Airport Projects),
12   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Series B, 5.00% due 1/1/2019	$ 8,500,000	$ 8,564,940
	Series C, 5.00% due 1/1/2027	1,750,000	1,998,412
	Chicago O’Hare International Airport (Capital Development Programs), Series B, 5.00% due 1/1/2022 (pre-refunded 1/1/2021)	5,835,000	6,203,013
	Chicago Park District
	Series B 5.00% due 1/1/2020	3,185,000	3,287,621
	Series D 5.00% due 1/1/2021	1,790,000	1,885,532
	Chicago Park District (Capital Improvement Plan) GO,
	4.00% due 1/1/2019 - 1/1/2020	1,635,000	1,655,055
	5.00% due 1/1/2023 - 1/1/2025	5,350,000	5,899,590
	Series B,
	4.00% due 1/1/2019 - 1/1/2020	4,475,000	4,537,602
	5.00% due 1/1/2021 - 1/1/2024	7,270,000	7,818,854
	Series C, 5.00% due 1/1/2022 - 1/1/2023	5,155,000	5,587,083
	Series D, 5.00% due 1/1/2020	530,000	547,077
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,590,840
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	24,464,473
	City of Chicago (Project Fund), Series A, 5.00% due 1/1/2024 - 1/1/2027 (pre-refunded 1/1/2020)	17,850,000	18,496,883
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2021 - 1/1/2023	2,410,000	2,524,429
	City of Chicago (Wastewater Transmission System), Series C-REMK-10/, 5.00% due 1/1/2019 - 1/1/2025	19,500,000	21,169,965
	City of Chicago (Wastewater Transmission System; Insured: BHAC), Series A, 5.50% due 1/1/2020	1,400,000	1,403,808
	City of Chicago (Water System),
	5.00% due 11/1/2027	6,250,000	7,021,625
	Series 2017-2, 5.00% due 11/1/2018 - 11/1/2024	5,650,000	5,984,499
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,266,520
	City of Chicago Board of Education (Insured: Natl-Re) GO, Series A, 5.00% due 12/1/2018	1,000,000	1,003,100
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2019 - 12/15/2021	3,425,000	3,530,821
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2019 - 12/30/2022	6,035,000	6,425,554
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	12,113,720
	Community College District No. 516 (Waubonsee Community College) GO,
	4.50% due 12/15/2020	1,325,000	1,391,316
	5.00% due 12/15/2021	6,175,000	6,696,726
	Community High School District No. 127 (Lake County-Grayslake Educational Facilities.; Insured: Syncora) GO, 7.375% due 2/1/2020	1,000,000	1,066,760
	Community Unit School District No. 200 (DuPage County Educational Facilities; Insured: FSA) GO, Series D, 5.25% due 10/1/2023	1,000,000	1,030,320
	Community Unit School District No. 302 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re) GO, Zero Coupon due 2/1/2021	3,165,000	2,980,765
	Community Unit School District No. 428 (DeKalb County Educational Facilities) GO, Zero Coupon due 1/1/2021	6,140,000	5,733,839
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,866,401
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2020 - 12/1/2024	8,020,000	8,536,989
	5.25% due 12/1/2025 - 12/1/2026	3,315,000	3,527,765
	Cook County School District No. 97 (Village of Oak Park; Insured: Natl-Re) GO, 9.00% due 12/1/2018	4,000,000	4,045,560
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,416,550
	Series C,
	4.00% due 11/15/2020 - 11/15/2022	3,925,000	4,131,891
	5.00% due 11/15/2020 - 11/15/2022	9,195,000	9,760,469
	Series D, 5.00% due 11/15/2019	3,690,000	3,802,693
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,606,625
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools),GO 3.00% due 1/15/2020	2,630,000	2,655,143
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	1,500,000	1,592,790
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020 - 11/1/2024	9,455,000	10,534,961
	Illinois Finance Authority (Advocate Health Care),
	5.00% due 8/1/2023 - 8/1/2025	2,765,000	3,115,575
	5.50% due 11/1/2018	510,000	511,438
[b]	Series A-1, 5.00% due 11/1/2030 (put 1/15/2020)	1,250,000	1,295,075
	Series D, 5.00% due 4/1/2020 (pre-refunded 4/1/2019)	1,315,000	1,334,686
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare; SPA JPMorgan Chase Bank, N.A.), 1.69% due 8/15/2042 (put 10/1/2018)	12,450,000	12,450,000
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2020 - 11/15/2025	4,020,000	4,495,434
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,000,000	1,054,390
	Illinois State Toll Highway Authority,
	Series A-1, 5.00% due 1/1/2025	6,500,000	6,716,775
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,715,075
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO,
Annual Report  |  13

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Zero Coupon due 12/1/2021	$ 1,235,000	$ 1,133,471
	Zero Coupon due 12/1/2021 (ETM)	765,000	713,385
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	7,956,663
	McHenry County Conservation District GO, 5.00% due 2/1/2021 - 2/1/2025	4,325,000	4,760,346
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion), Series B, 5.00% due 12/15/2020	4,000,000	4,190,040
	Railsplitter Tobacco Settlement Authority,
	5.00% due 6/1/2019	22,000,000	22,384,120
	5.125% due 6/1/2019	6,780,000	6,903,871
	State of Illinois (Build Illinois) GO, 5.00% due 4/1/2026	5,000,000	5,001,350
	State of Illinois (Build Illinois),
	Series A, 5.00% due 6/15/2023 - 6/15/2025	14,650,000	16,141,416
	Series B 5.00% due 6/15/2019	1,285,000	1,308,284
	Series B, 5.00% due 6/15/2021 (pre-refunded 6/15/2019)	9,945,000	10,156,828
	State of Illinois (Insured: BAM-TCRS National), Series BAM-TCRS, 6.00% due 6/15/2026	3,455,000	4,110,621
	Town of Cicero Cook County (Cicero and Laramie Development Areas; Insured: AGM) GO, Series A, 5.00% due 1/1/2019 - 1/1/2021	4,700,000	4,821,746
	University of Illinois Board of Trustees (Insured: AGM) COP, Series B, 5.00% due 10/1/2019	955,000	964,302
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	660,569
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	23,516,923
	Will County Valley View Community Unit School District No. 365 (Insured: AGM) GO, Series B, Zero Coupon due 11/1/2018	3,370,000	3,364,136
	Indiana — 1.7%
	Avon Community School Building Corp.,
	4.00% due 7/15/2019	1,000,000	1,015,420
	5.00% due 7/15/2021 - 7/15/2027	6,730,000	7,514,962
	Board of Trustees for the Vincennes University, Series J, 5.00% due 6/1/2020	1,000,000	1,048,320
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2021 - 8/1/2022	4,915,000	5,318,429
	City of Carmel Redevelopment District (CFP Energy Center, LLC Installment Purchase Agreement) COP, 5.75% due 7/15/2022 (pre-refunded 1/15/2021)	2,090,000	2,203,362
	Duneland School Building Corp. (State Aid Withholding), Zero Coupon due 2/1/2020 - 8/1/2021	12,480,000	11,864,191
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2021 - 1/15/2024	3,210,000	3,526,822
	Indiana Bond Bank (Columbus Learning Center), 5.00% due 8/1/2021	1,300,000	1,393,275
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2019 - 5/1/2022	6,130,000	6,464,596
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,223,835
[a]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank plc), 1.68% due 11/1/2037 (put 10/1/2018)	11,050,000	11,050,000
	Indiana Finance Authority (Indiana University Health System),
	Series N,
	5.00% due 3/1/2020 - 3/1/2021	14,880,000	15,752,832
	5.00% due 3/1/2022 (pre-refunded 3/1/2021)	3,240,000	3,463,139
	Indiana Finance Authority (Indianapolis Airport), Series A-1, 5.00% due 11/1/2018	2,750,000	2,756,957
	Indiana Finance Authority (Marian University Health Sciences), 5.00% due 9/15/2019 - 9/15/2021	5,815,000	6,103,268
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,242,253
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2018	1,250,000	1,252,975
[a]	Indiana Finance Authority (SPA: U.S. Bank, N.A.), 1.63% due 2/1/2037 (put 10/1/2018)	3,050,000	3,050,000
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	4,917,626
	Knox Middle School Building Corp. (Insured: Natl-Re) (State Aid Withholding), Zero Coupon due 1/15/2020	1,295,000	1,246,813
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
	4.00% due 1/15/2019 - 1/15/2022	5,050,000	5,211,740
	5.00% due 7/15/2019 - 7/15/2022	5,100,000	5,382,039
	Perry Township Multischool Building Corp. (Educational Facilities) (State Aid Withholding),
	3.00% due 1/10/2019	1,000,000	1,002,830
	4.00% due 7/10/2019	1,000,000	1,015,150
	5.00% due 7/10/2020 - 7/10/2021	3,090,000	3,267,640
	Zionsville Community Schools Building Corp. (Insured: AGM) (State Aid Withholding), 5.00% due 7/15/2019	1,100,000	1,116,995
	Iowa — 0.3%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2019 - 6/1/2022	14,125,000	14,507,069
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2022 - 7/1/2024	6,085,000	6,731,174
	Kansas — 0.9%
	Kansas (National Bio and Agro-Defense Facility) DFA, 5.00% due 4/1/2020 - 4/1/2025	39,450,000	42,987,611
	Kansas (New Jobs Training; Insured: BAM) DFA, 5.00% due 12/1/2020	1,500,000	1,549,365
	Seward County No. 480 USD GO, Series B, 5.00% due 9/1/2024 - 9/1/2027	6,120,000	6,959,170
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	3,990,954
14   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	$ 5,675,000	$ 6,508,452
	Kentucky — 1.9%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2021 - 11/1/2026	61,960,000	69,216,896
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2019 - 10/1/2023	21,680,000	20,170,661
	Lexington-Fayette Urban County Government Public Facilities Corp. (Eastern State Hospital), Series A, 5.00% due 6/1/2022	6,165,000	6,602,468
[b]	Louisville/Jefferson County Metropolitan Government (Louisville Gas and Electric Company), 1.50% due 10/1/2033 (put 4/1/2019)	16,725,000	16,664,957
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2024 - 10/1/2026	5,200,000	5,916,422
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	6,478,483
	Louisiana — 2.8%
	City of Bossier (Public Improvements; Insured: AGM),
	Series ST-2010,
	4.00% due 12/1/2018	2,020,000	2,027,010
	4.50% due 12/1/2021	2,240,000	2,384,547
	City of Lafayette (Utilities System Improvements), 5.00% due 11/1/2019	1,000,000	1,030,810
	City of New Orleans (Audubon Park Aquarium; Insured: AGM) GO, Series A1, 4.00% due 10/1/2018	1,110,000	1,110,000
	City of New Orleans (Public Improvements) GO,
	4.00% due 12/1/2018 - 12/1/2019	1,450,000	1,467,521
	5.00% due 12/1/2020 - 12/1/2021	2,515,000	2,687,878
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2019 - 12/1/2021	12,030,000	12,774,975
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2020 - 12/1/2024	31,150,000	34,030,718
	East Baton Rouge Sewerage Commission (Wastewater System Improvements), Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,411,268
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2020 - 7/15/2023	3,780,000	4,073,015
	Jefferson Sales Tax District Parish of Jefferson (Sewerage Capital Project; Insured: AGM), Series B, 5.00% due 12/1/2018	2,000,000	2,010,100
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,933,420
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2020 - 1/1/2023	4,240,000	4,518,437
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Bossier Parish Community College - Campus Facilities, Inc. Project),
	4.00% due 12/1/2018 - 12/1/2019	3,965,000	4,002,071
	5.00% due 12/1/2020	1,200,000	1,271,112
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	19,015,000	21,582,055
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Town of Vinton Public Power Authority; Insured: AGM), 4.50% due 10/1/2018 - 10/1/2019 (ETM)	2,000,000	2,024,760
	Louisiana Offshore Terminal Authority (Deepwater Oil Port-Loop, LLC), Series A, 5.00% due 10/1/2018	22,140,000	22,140,000
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,787,433
	Louisiana State Office Facilities Corp. (State Capitol), Series A, 5.00% due 5/1/2021	4,595,000	4,792,263
	New Orleans Regional Transit Authority (Streetcar Rail Lines; Insured: AGM), 5.00% due 12/1/2019 - 12/1/2022	3,110,000	3,268,397
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2019 - 1/1/2023	1,525,000	1,615,596
	Parish of Orleans School District (Insured: AGM) GO, 5.00% due 9/1/2020	3,840,000	4,050,010
	Parish of Plaquemines Law Enforcement District GO,
	5.00% due 9/1/2019	515,000	526,598
	5.00% due 9/1/2021 (pre-refunded 9/1/2019)	1,115,000	1,145,328
[b]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	14,195,000	14,869,688
	Parish of Terrebonne Hospital Service District No. 1 (Terrebonne General Medical Center),
	5.00% due 4/1/2019 - 4/1/2021	3,295,000	3,378,645
	5.00% due 4/1/2021 (pre-refunded 4/1/2020)	835,000	871,014
	Shreveport Water & Sewer Revenue Series C 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,749,175
	State of Louisiana GO, 5.00% due 8/1/2021	11,175,000	12,044,750
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), 5.00% due 10/1/2020 - 10/1/2023	5,180,000	5,644,469
	Maryland — 0.4%
	Maryland Economic Development Corp. (Public Health Laboratory),
	4.00% due 6/1/2022	8,245,000	8,635,483
	5.00% due 6/1/2021	8,725,000	9,388,711
	Prince County George’s 5.00% due 9/15/2026	6,110,000	7,205,401
	Massachusetts — 1.1%
	Berkshire Wind Power Cooperative Corp.,
	5.00% due 7/1/2019	2,765,000	2,825,498
	5.00% due 7/1/2020 (pre-refunded 1/1/2020)	2,965,000	3,076,188
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	10,217,383
	Massachusetts Development Finance Agency (CareGroup Healthcare System), Series H-1, 5.00% due 7/1/2020	5,000,000	5,227,100
	Massachusetts Development Finance Agency (CareGroup Healthcare), Series I, 5.00% due 7/1/2023 - 7/1/2026	11,020,000	12,342,821
Annual Report  |  15

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Massachusetts Development Finance Agency (Dominion Energy Brayton Point Station Units 1 and 2), 5.75% due 12/1/2042 (pre-refunded 5/1/2019)	$ 2,000,000	$ 2,044,560
	Massachusetts Development Finance Agency (Mount Auburn Hospital Health Records System), Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,265,000	16,905,138
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.25% due 10/1/2023	595,000	669,333
	Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	7,500,000	7,822,650
	Massachusetts Housing Finance Agency (Low and Moderate Income Housing), Series B, 2.00% due 6/1/2019	9,945,000	9,942,514
	Michigan — 2.9%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,101,073
	Byron Center Michigan Public Schools (Insured: AGM/Q-SBLF), 4.00% due 5/1/2020	1,000,000	1,030,640
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	656,856
	County of Livingston (Howell Public Schools; Insured: Q-SBLF) GO, 4.00% due 5/1/2020 - 5/1/2021	2,000,000	2,074,850
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital; Insured: AGM),
	5.00% due 5/15/2020 - 5/15/2021	2,785,000	2,897,331
	5.00% due 5/15/2021 (pre-refunded 5/15/2020)	1,300,000	1,359,475
	Livonia Public Schools School District (School Building & Site) GO,
	Series I,
	4.00% due 5/1/2020	800,000	822,864
	5.00% due 5/1/2021	900,000	955,413
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,188,582
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,142,370
	Michigan Finance Authority (Trinity Health Credit Group), 5.00% due 12/1/2022 - 12/1/2028	10,500,000	12,005,110
	Michigan Finance Authority (Ypsilanti Community Schools), 5.00% due 8/1/2019 - 8/1/2022	5,040,000	5,331,456
	Michigan Municipal Bond Authority (Clean Water Fund), 5.00% due 10/1/2020	35,000	35,564
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	4,305,000	4,914,362
[b]	Michigan State Hospital Finance Authority (Ascension Health), Series F-2-REM, 1.90% due 11/15/2047 (put 4/1/2021)	2,900,000	2,863,663
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.50% due 11/15/2018 (ETM)	3,500,000	3,515,015
	Michigan State Hospital Finance Authority (Trinity Health), 6.00% due 12/1/2018	2,000,000	2,013,140
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	4,115,000	4,580,324
	Michigan Strategic Fund (Michigan House of Representatives Facilities; Insured: AGM), Series A, 5.25% due 10/15/2019 - 10/15/2020 (pre-refunded 10/15/2018)	6,575,000	6,583,416
	Novi Community School District (Michigan School Bond Qualification and Loan Program; Insured: Q-SBLF) GO, 5.00% due 5/1/2019	800,000	814,240
	Plymouth-Canton Community Schools (Insured: Q-SBLF) GO,
	Series A,
	4.00% due 5/1/2019	1,000,000	1,011,880
	5.00% due 5/1/2020	1,000,000	1,045,630
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), 5.00% due 9/1/2020 - 9/1/2024	6,940,000	7,587,090
	School District of the City of Dearborn (Insured: Q-SBLF) (State Aid Withholding) GO,
	3.00% due 5/1/2019	445,000	447,652
	4.00% due 5/1/2020 - 5/1/2023	2,080,000	2,190,716
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2020 - 5/1/2022	9,200,000	9,811,866
	Sparta Area Schools, Counties of Kent and Ottawa (School Building & Site; Insured: Q-SBLF) GO, 5.00% due 5/1/2020	1,335,000	1,395,275
	St. Johns Public Schools (Insured: Natl-Re/FGIC/Q-SBLF) GO, 5.00% due 5/1/2021	1,000,000	1,043,170
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2020 - 10/15/2023	12,715,000	14,126,437
	State of Michigan (Jobs Today Highway Program & Governor’s Economic Stimulus Program), 5.00% due 3/15/2025	19,000,000	21,801,930
	Utica Community Schools County of Macomb (Technology Infrastructure Improvements; Insured: Q-SBLF) GO, 4.00% due 5/1/2019	9,925,000	10,037,152
	Warren Consolidated School District (Insured: Q-SBLF) GO, 5.00% due 5/1/2020 - 5/1/2021	2,000,000	2,113,110
	Wayne County Airport Authority (Detroit Metropolitan Airport),
	Series C,
	5.00% due 12/1/2019	12,645,000	13,058,112
	5.50% due 12/1/2020	4,395,000	4,711,308
	Series D, 5.50% due 12/1/2019 - 12/1/2020	5,715,000	6,039,001
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	17,480,000	19,985,889
	Minnesota — 1.0%
[b]	City of Rochester (Mayo Clinic), Series A, 4.00% due 11/15/2030 (put 11/15/2018)	1,450,000	1,453,654
	City of St. Cloud (CentraCare Health System), Series A, 5.00% due 5/1/2019 - 5/1/2020	6,805,000	7,013,361
[a]	City of St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.) Series B-2, 1.69% due 11/15/2035 (put 10/1/2018)	34,115,000	34,115,000
	City of St. Paul Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare Project), 5.25% due 2/1/2020 (pre-refunded 2/1/2019)	2,010,000	2,032,010
	Le Sueur-Henderson No. 2397 (Minnesota School District Credit Enhancement Program) ISD, 3.00% due 4/1/2021	1,125,000	1,145,925
	Northern Municipal Power Agency (Electric System), Series A1, 5.00% due 1/1/2019 - 1/1/2020	8,500,000	8,659,335
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2021 - 12/1/2022	2,215,000	2,426,511
	Port Authority of the City of St. Paul (Minnesota Freeman Office Building),
	Series 2,
16   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	4.00% due 12/1/2018	$ 3,925,000	$ 3,938,816
	5.00% due 12/1/2019 - 12/1/2020	4,675,000	4,903,909
	St. Paul Housing and Redevelopment Authority (HealthPartners), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,079,692
	Mississippi — 0.2%
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A-GA, 5.00% due 1/1/2020 - 1/1/2023	6,500,000	6,926,575
	Mississippi Development Bank (MDOT-Madison County Highway), 5.00% due 1/1/2020 - 1/1/2023	5,250,000	5,605,498
	Missouri — 0.8%
	Cass County COP,
	4.50% due 5/1/2019	1,270,000	1,287,399
	5.00% due 5/1/2020 - 5/1/2021	4,005,000	4,170,686
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2019 - 12/1/2021	1,500,000	1,563,910
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2021 - 4/15/2022	15,095,000	13,965,813
	Missouri Development Finance Board (City of Independence Electric System),
	Series B, 5.00% due 6/1/2019 - 6/1/2020	2,790,000	2,870,490
	Series F, 4.00% due 6/1/2019 - 6/1/2022	7,885,000	8,148,579
	Missouri Health and Educational Facilities Authority (Children’s Mercy Hospital),
	5.00% due 5/15/2019 - 5/15/2020	1,170,000	1,191,537
	5.00% due 5/15/2020 (pre-refunded 5/15/2019)	830,000	845,646
	Platte County (Community & Resource Centers), 5.00% due 4/1/2019 - 4/1/2021	4,440,000	4,320,535
	Southeast Missouri State University (City of Cape Girardeau Campus System Facilities), 5.00% due 4/1/2020	2,825,000	2,943,000
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2019 - 4/1/2022	8,570,000	8,920,838
	Nebraska — 0.1%
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,812,162
	Nevada — 3.1%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2019 - 9/1/2027	6,155,000	6,649,782
	Clark County Department of Aviation, Series A 5.00% due 7/1/2021	1,855,000	1,994,218
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,799,155
	Series D, 5.00% due 6/15/2021 - 6/15/2022	47,150,000	51,136,353
	Series E, 5.00% due 6/15/2021	21,405,000	22,956,862
	Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	3,000,000	3,022,710
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	6,205,000	7,051,476
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	63,774,263
	Series B, 5.00% due 12/1/2025	20,000,000	23,104,200
	Series C, 5.00% due 6/1/2020 - 6/1/2021	9,255,000	9,832,171
	Series D, 5.00% due 6/1/2019 - 6/1/2020	6,080,000	6,344,643
	Washoe County (Reno-Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2021 - 7/1/2022	4,200,000	4,520,547
	New Hampshire — 0.3%
[a]	New Hampshire Health and Education Facilities Authority (University System of New Hampshire; SPA: State Street Bank & Trust Co.), Series A-1, 1.68% due 7/1/2035 (put 10/1/2018)	9,270,000	9,270,000
[a]	New Hampshire Health and Education Facilities Authority (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.), Series B-1 1.68% due 7/1/2033 (put 10/1/2018)	2,675,000	2,675,000
	New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020 - 8/15/2022	3,770,000	4,144,621
	New Hampshire Turnpike System, Series B, 5.00% due 2/1/2020 - 2/1/2021	2,260,000	2,380,307
	New Jersey — 2.1%
	Burlington County Bridge Commission (County Governmental Loan Program), 5.00% due 12/1/2018	1,000,000	1,005,180
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2020 - 8/1/2021	5,455,000	5,675,994
	5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,507,766
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	5,000,000	5,818,500
	Hudson County Improvement Authority (Hudson County Lease; Insured: AGM),
	4.75% due 10/1/2018 - 10/1/2019	6,390,000	6,508,179
	5.375% due 10/1/2020	2,020,000	2,138,534
	New Jersey (New Jersey Transit Corporation) EDA, Series B, 5.00% due 11/1/2024	8,000,000	8,822,320
	New Jersey (School Facilities Construction) EDA,
	5.00% due 9/1/2020	135,000	141,369
	5.00% due 9/1/2020 (ETM)	365,000	384,046
	Series G, 5.75% due 9/1/2023 (pre-refunded 3/1/2021)	4,955,000	5,371,121
	Series GG, 5.75% due 9/1/2023	550,000	586,273
Annual Report  |  17

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	$ 5,525,000	$ 5,729,314
	New Jersey Health Care Facilities Financing Authority (Virtua Health Issue), 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,721,575
	New Jersey Higher Educational Assistance Authority,
	Series 1A,
	5.00% due 12/1/2018	3,000,000	3,014,490
	5.25% due 12/1/2019	5,650,000	5,844,812
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2021	3,395,000	3,611,160
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[c]	2.76% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	6,250,000	6,297,687
	5.00% due 6/15/2020 - 6/15/2028	43,525,000	48,186,902
	Series A, 5.25% due 12/15/2022	2,000,000	2,180,480
	Series B, 5.00% due 6/15/2019 - 6/15/2021	4,570,000	4,784,043
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,930,022
	Passaic Valley Sewer Commissioners (Sewer System) GO,
	Series G,
	5.625% due 12/1/2018	1,210,000	1,217,212
	5.75% due 12/1/2019 - 12/1/2021	10,750,000	11,574,022
	New Mexico — 0.6%
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2019	5,885,000	6,031,536
	Carlsbad Municipal School District (Educational Facilities) GO, 5.00% due 8/1/2023	1,650,000	1,852,521
	City of Albuquerque (City Infrastructure Improvements) GO, 5.00% due 7/1/2023	1,360,000	1,528,762
[b]	City of Farmington (Southern California Edison Co.-Four Corners Project), 1.875% due 4/1/2029 (put 4/1/2020)	3,000,000	2,970,450
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	2,110,000	2,223,666
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2018 - 12/1/2021	8,000,000	8,203,580
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,027,605
	New Mexico State University,
	Series B,
	5.00% due 4/1/2020 - 4/1/2022	3,015,000	3,193,715
	5.00% due 4/1/2020 - 4/1/2022 (ETM)	3,175,000	3,379,788
	Rio Rancho Public School District No. 94 GO, 5.00% due 8/1/2026	1,085,000	1,260,032
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,444,837
	State of New Mexico (Educational Facilities), 5.00% due 7/1/2020	4,000,000	4,202,800
	New York — 12.2%
	City of Long Beach School District (Insured: AGM) (State Aid Withholding) GO, 3.50% due 5/1/2022	1,600,000	1,638,896
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2021 - 8/1/2023	25,145,000	27,677,316
	Series D, 5.00% due 8/1/2021 - 8/1/2022	6,000,000	6,537,750
	Series J, 5.00% due 8/1/2021 - 8/1/2024	80,480,000	90,210,420
	Series K, 5.00% due 8/1/2021 - 8/1/2022	20,850,000	22,779,658
[a]	City of New York (City Budget Financial Management; SPA Landesbank Hessen-Thuringen) GO, Series A-3, 1.69% due 8/1/2035 (put 10/1/2018)	500,000	500,000
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2026 - 11/15/2027	34,040,000	39,375,004
	Series C-1, 5.00% due 11/15/2027 - 11/15/2028	21,960,000	25,619,822
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1A, 4.00% due 2/15/2019	14,500,000	14,604,980
	Metropolitan Transportation Authority,
	Series A, 5.00% due 11/15/2020	2,000,000	2,124,280
	Series A2-GREEN BOND, 5.00% due 11/15/2025	10,480,000	12,002,220
[b]	Series C-2B, 5.00% due 11/15/2034 (put 2/15/2020)	550,000	571,329
	Series D, 5.00% due 11/15/2020 - 11/15/2021	37,280,000	40,079,200
	Monroe County Industrial Development Corp. (St. John Fisher College), Series A, 5.00% due 6/1/2019 - 6/1/2022	3,030,000	3,238,016
	Nassau County (New York Institute of Technology) IDA, Series A, 5.25% due 3/1/2020 (ETM)	1,715,000	1,793,033
	New York City Health and Hospital Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2019 - 2/15/2021	15,315,000	15,847,295
[b]	New York City Housing Development Corp. Series G, 1.50% due 11/1/2048 (put 2/1/2019)	10,000,000	9,985,800
[a]	New York City Municipal Water Finance Authority (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.), 1.67% due 6/15/2043 - 6/15/2050 (put 10/1/2018)	88,920,000	88,920,000
[a]	New York City Municipal Water Finance Authority (Water & Sewer System; SPA: Mizuho Bank, Ltd.) 1.67% due 6/15/2048 (put 10/1/2018)	24,545,000	24,545,000
	New York City Transitional Finance Authority (City Capital Projects & WTC Recovery Costs),
	5.00% due 11/1/2018	3,075,000	3,082,811
	Series B, 5.00% due 11/1/2018	3,145,000	3,152,988
	Series D, 5.00% due 11/1/2018	11,730,000	11,759,794
	Series E, 5.00% due 11/1/2018	14,725,000	14,762,401
[a]	New York City Transitional Finance Authority (City Capital Projects; SPA Landesbank Hessen-Thuringen), Series C, 1.70% due 8/1/2031 (put 10/1/2018)	3,700,000	3,700,000
18   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	New York City Transitional Finance Authority (SPA: JPMorgan Chase Bank, N.A.),
[a]	1.67% due 2/1/2045 (put 10/1/2018)	$ 49,310,000	$ 49,310,000
[a]	Series C, 1.67% due 11/1/2036 (put 10/1/2018)	32,850,000	32,850,000
[a]	New York City Transitional Finance Authority (WTC Recovery; SPA Landesbank Hessen-Thuringen), Series 1-SUB 1D, 1.70% due 11/1/2022 (put 10/1/2018)	15,750,000	15,750,000
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), 5.00% due 12/1/2026	2,500,000	2,936,675
[a]	New York City Water & Sewer System (SPA: Landesbank Hessen-Thuringen), 1.68% due 6/15/2039 - 6/15/2044 (put 10/1/2018)	7,600,000	7,600,000
	New York State Dormitory Authority (Metropolitan Transportation Authority Service Contract), Series A, 5.00% due 12/15/2019	60,000,000	62,170,800
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs), Series A, 5.00% due 7/1/2020	1,000,000	1,048,580
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	5.25% due 10/1/2023	140,000	152,831
	5.25% due 10/1/2023 (pre-refunded 10/1/2021)	1,860,000	2,033,296
	Series G, 5.00% due 4/1/2019 - 10/1/2022	2,360,000	2,478,252
	Series H, 5.00% due 10/1/2018 - 10/1/2021	4,730,000	4,899,686
	Series J, 5.00% due 10/1/2018 - 10/1/2020	7,940,000	8,180,493
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series F, 5.00% due 10/1/2018 - 10/1/2021	7,950,000	8,234,756
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM), Series A, 5.00% due 10/1/2020 - 10/1/2024	8,650,000	9,605,050
[a]	New York State Housing Finance Agency (160 Madison Avenue Housing Development; LOC Landesbank Hessen-Thuringen), 1.67% due 11/1/2046 (put 10/1/2018)	2,300,000	2,300,000
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	5.00% due 1/1/2020 - 1/1/2022	7,500,000	8,003,625
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,417,710
	New York State Thruway Authority (Highway, Bridge, Multi-Modal and MTA Projects), Series A, 5.00% due 3/15/2024	18,300,000	19,530,309
	New York State Thruway Authority (New NY Bridge), 5.00% due 5/1/2019	5,000,000	5,086,650
	Suffolk County Economic Development Corp. (Catholic Health Services), 5.00% due 7/1/2020 - 7/1/2022	15,000,000	15,879,000
	Town of Oyster Bay 3.00% due 3/15/2019	38,540,000	38,659,474
	Town of Oyster Bay GO, 3.00% due 2/1/2019 - 2/1/2020	5,180,388	5,202,216
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	5.00% due 11/15/2025 - 11/15/2027	18,730,000	21,995,581
	Series A, 5.00% due 11/15/2021	5,140,000	5,607,226
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2019	4,000,000	4,089,040
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,104,270
	North Carolina — 1.2%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	Series A,
	3.00% due 1/15/2021	1,595,000	1,627,570
	4.00% due 1/15/2019 - 1/15/2022	1,445,000	1,497,323
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,715,054
	City of Charlotte (Equipment Acquisition & Public Facilities) COP, Series C, 5.00% due 12/1/2020 - 12/1/2025	8,940,000	10,013,232
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,626,648
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2019 - 6/1/2022	1,755,000	1,814,448
	5.00% due 6/1/2021 - 6/1/2024	1,925,000	2,095,035
	County of Mecklenburg (County Debt Restructuring) GO, Series A, 5.00% due 12/1/2018	3,015,000	3,030,919
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,906,066
	Series C, 5.00% due 10/1/2020 - 10/1/2023	1,400,000	1,516,705
	North Carolina Eastern Municipal Power Agency,
	5.00% due 1/1/2022 (ETM)	4,715,000	5,140,340
	Series B, 5.00% due 1/1/2021 (ETM)	5,000,000	5,326,750
	North Carolina Municipal Power Agency (Catawba Electric),
	4.00% due 1/1/2022	1,000,000	1,055,760
	Series A,
	4.00% due 1/1/2020	605,000	619,441
	4.00% due 1/1/2020 (ETM)	945,000	968,852
	5.00% due 1/1/2019 - 1/1/2020	4,000,000	4,051,485
	5.00% due 1/1/2019 - 1/1/2020 (ETM)	1,500,000	1,520,162
	State of North Carolina (State Capital Projects and Correctional Facilities), Series B, 5.00% due 11/1/2019	23,635,000	24,406,919
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2019 - 4/1/2022	1,760,000	1,845,992
	North Dakota — 0.0%
	County of Ward (Insured: AGM), 4.00% due 4/1/2020	2,445,000	2,511,284
Annual Report  |  19

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Ohio — 3.3%
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	$ 1,000,000	$ 1,079,230
	American Municipal Power, Inc. (AMP Combined Hydroelectric Projects), Series C, 5.25% due 2/15/2019	5,595,000	5,663,930
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.00% due 2/15/2020 - 2/15/2022	5,915,000	6,307,445
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	3,062,969
	City of Akron (Community Learning Centers), 5.00% due 12/1/2021	4,120,000	4,469,294
	City of Akron (Various Municipal Capital Projects) GO, Series A, 5.00% due 12/1/2019	1,685,000	1,743,419
	City of Cleveland (City Capital Projects) GO, Series A, 2.00% due 12/1/2018	700,000	700,133
	City of Cleveland (City Capital Projects; Insured: AMBAC) GO, 5.50% due 10/1/2019	1,260,000	1,302,815
	City of Cleveland (Cleveland Stadium) COP, 4.75% due 11/15/2020	2,000,000	2,091,860
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	3.00% due 12/1/2020 - 12/1/2021	2,980,000	3,046,520
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,191,264
	5.00% due 12/1/2024 - 12/1/2026	10,895,000	12,430,548
	City of Cleveland (Parks & Recreation Facilities),
	4.00% due 10/1/2018 - 10/1/2019	1,020,000	1,030,010
	5.00% due 10/1/2020 - 10/1/2023	3,375,000	3,705,938
	City of Cleveland (Police & Fire Pension Payment), 5.00% due 5/15/2019 - 5/15/2021	4,105,000	4,266,703
	City of Cleveland (Public Facilities Improvements), 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,325,948
	City of Cleveland (Public Facilities),
	4.00% due 10/1/2019	600,000	611,550
	5.00% due 10/1/2020 - 10/1/2023	2,570,000	2,838,288
	City of Toledo (Water System Improvements), 5.00% due 11/15/2018 - 11/15/2023	12,440,000	13,350,179
	Cleveland Package Facilities (Insured: AGM), 5.25% due 9/15/2021 (ETM)	965,000	1,048,395
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2019 - 6/1/2022	4,700,000	4,984,457
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2019	2,000,000	2,056,940
	Clty of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	2,035,000	2,186,099
	County of Clermont (Sanitary Sewer System), 4.00% due 8/1/2019	1,420,000	1,422,215
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2019 - 12/1/2024	29,470,000	32,480,291
[b]	County of Franklin (Trinity Health Corp. Obligated Group), 1.375% due 12/1/2046 (put 11/1/2018)	5,500,000	5,497,965
	County of Hamilton, Series A, 5.00% due 12/1/2018 - 12/1/2026	20,150,000	22,334,976
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2022 - 2/15/2025	6,465,000	7,156,751
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center), 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,768,285
	Kent State University (Insured: AGC),
	Series B,
	5.00% due 5/1/2020	85,000	86,523
	5.00% due 5/1/2020 (pre-refunded 5/1/2019)	915,000	931,177
	Ohio State Building Authority, 5.00% due 10/1/2020	1,700,000	1,750,966
	Ohio Turnpike & Infrastructure Commission, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	17,009,112
	RiverSouth Authority (RiverSouth Area Redevelopment), 5.00% due 12/1/2019	2,500,000	2,587,550
	State of Ohio (Common Schools Capital Facilities) GO, Series D, 5.50% due 9/15/2019	4,150,000	4,292,760
	State of Ohio (Cultural and Sports Capital Facilities), 5.00% due 10/1/2020	3,845,000	4,061,204
	State of Ohio (Major New Street Infrastructure Project),
	4.00% due 12/15/2018 - 12/15/2019	2,000,000	2,027,750
	5.00% due 12/15/2020 - 12/15/2026	10,500,000	11,771,290
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2018 - 12/1/2023	10,060,000	10,359,741
	Oklahoma — 0.6%
	Canadian County Educational Facilities Authority (Mustang Public Schools),
	4.00% due 9/1/2019	1,410,000	1,436,043
	4.50% due 9/1/2020 - 9/1/2021	4,980,000	5,241,229
	Cleveland County Educational Facilities Authority (Moore Public Schools), 5.00% due 6/1/2023	5,355,000	5,945,710
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,295,957
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023 - 7/1/2024	1,125,000	1,272,185
	Oklahoma County Finance Authority (Midwest City Public Service), 5.00% due 10/1/2022 - 10/1/2026	3,200,000	3,568,798
	Oklahoma County Finance Authority (Western Heights Public Schools), 5.00% due 9/1/2020	2,000,000	2,104,360
	Tulsa County Industrial Authority (Broken Arrow Public Schools), 4.50% due 9/1/2020 - 9/1/2021	10,360,000	10,995,350
	Tulsa County Industrial Authority, 5.00% due 9/1/2020 - 9/1/2022	4,215,000	4,540,712
	Oregon — 0.3%
	Hillsboro School District No. 1J (School Capital Improvements) GO, 5.00% due 6/15/2025 - 6/15/2027	10,630,000	12,431,489
	Polk County Dallas School District No. 2 (Capital Improvements) GO, Zero Coupon due 6/15/2019 - 6/15/2021	1,990,000	1,892,636
	Tri-County Metropolitan Transportation District of Oregon, 5.00% due 10/1/2028	2,845,000	3,314,766
	Pennsylvania — 5.0%
20   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
	PRINCIPAL AMOUNT	VALUE
Adams County (Gettysburg College) IDA, 5.00% due 8/15/2019	$ 1,765,000	$ 1,808,984
Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2020 - 3/1/2025	2,195,000	2,442,503
Allegheny County Sanitary Authority (2015 Capital Project),
4.00% due 12/1/2018	650,000	652,236
5.00% due 12/1/2023 - 12/1/2024	19,150,000	21,547,629
Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,153,800
Altoona Area School District (Insured: AGM) (State Aid Withholding) GO, 3.00% due 12/1/2022	1,335,000	1,359,097
Athens Area School District (Insured: AGM) (State Aid Withholding) GO, Series B, 3.00% due 4/15/2019	2,680,000	2,682,251
City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	32,731,438
City of Philadelphia (Pennsylvania Gas Works), 5.00% due 10/1/2020 - 8/1/2025	12,200,000	13,556,535
City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	9,885,000	11,361,471
City of Philadelphia GO, Series A, 5.00% due 8/1/2025 - 8/1/2026	25,130,000	28,437,925
City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,205,776
Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	1,023,112
Commonwealth of Pennsylvania (Capital Facilities Projects) GO, 5.00% due 3/15/2022	12,485,000	13,580,309
Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	49,450,000	55,584,402
Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM),
3.00% due 12/15/2018	435,000	436,022
4.00% due 12/15/2020 - 12/15/2022	1,785,000	1,876,762
Lancaster County Hospital Authority (Masonic Villages Project), 5.00% due 11/1/2018	1,105,000	1,107,763
Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
5.00% due 12/15/2023	2,680,000	2,979,972
5.25% due 12/15/2024	4,770,000	5,339,299
Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	13,004,535
Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2020 - 12/15/2027	6,545,000	7,140,014
Monroeville Finance Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2021 - 2/15/2022	3,650,000	3,912,333
Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	3,000,000	3,262,020
Northampton Borough Municipal Authority (Water System; Insured: AGM),
3.00% due 5/15/2023	1,255,000	1,275,256
4.00% due 5/15/2021 - 5/15/2022	1,685,000	1,769,310
Pennsylvania Economic Development Financing Authority, Series A, 5.00% due 11/15/2026	2,310,000	2,682,187
Pennsylvania Higher Educational Facilities Authority (Saint Joseph’s University), Series A, 5.00% due 11/1/2023	1,075,000	1,132,717
Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing), 4.00% due 10/1/2022 (ETM)	2,075,000	2,166,528
Pennsylvania Higher Educational Facilities Authority (Univerity of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,172,550
Pennsylvania Higher Educational Facilities Authority (University of Pittsburgh Medical Center), Series E, 5.00% due 5/15/2019 - 5/15/2020	10,700,000	11,035,413
Pennsylvania Turnpike Commission, 5.00% due 12/1/2022 - 12/1/2027	6,725,000	7,699,887
Philadelphia Authority for Industrial Development (Mast Charter School), 5.00% due 8/1/2020 (ETM)	220,000	227,368
Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2021 - 4/1/2027	7,850,000	8,669,820
Philadelphia School District (State Aid Withholding) GO,
Series C, 5.00% due 9/1/2019	18,410,000	18,853,313
Series E,
5.00% due 9/1/2019	4,210,000	4,311,377
5.25% due 9/1/2021	2,265,000	2,378,046
Pittsburgh Water and Sewer Authority,
Series A, 5.00% due 9/1/2024	7,365,000	8,193,268
Series B,
5.00% due 9/1/2023 (ETM)	2,520,000	2,823,181
5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,683,142
Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
4.00% due 9/15/2019 - 9/15/2021	5,055,000	5,203,357
5.00% due 9/15/2022 - 9/15/2024	5,260,000	5,803,892
School District of Philadelphia GO, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,692,706
Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	8,859,682
Wayne County Hospital and (Wayne Memorial Hospital; Insured: AGM) HFA, 3.00% due 7/1/2019	1,185,000	1,185,735
Rhode Island — 1.5%
Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2018 - 10/1/2023	10,080,000	10,908,835
Rhode Island Convention Center Authority (Convention Center and Parking Projects), 5.00% due 5/15/2019 - 5/15/2020	13,200,000	13,583,378
Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2020 - 9/15/2023	2,150,000	2,353,122
Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2020 - 9/15/2025	1,320,000	1,454,189
State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
5.00% due 8/1/2020 - 8/1/2022	34,725,000	37,444,309
Series A, 5.00% due 10/1/2019	5,000,000	5,148,350
Series B, 4.00% due 10/15/2020 - 10/15/2022	3,200,000	3,366,478
Annual Report  |  21

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, 5.00% due 4/1/2022	$ 2,020,000	$ 2,200,123
	State of Rhode Island and Providence Plantations (Information Technology) COP, 5.00% due 11/1/2024	3,010,000	3,413,822
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2019 - 10/1/2023	7,575,000	8,209,897
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2019 - 10/1/2023	11,845,000	12,804,311
	South Carolina — 0.5%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2019 - 3/1/2025	5,750,000	6,311,040
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2020 - 12/1/2024	3,550,000	3,938,493
	Charleston County (South Aviation Ave. Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,782,448
	City of Charleston Public Facilities Corp. (City of Charleston Project), 5.00% due 9/1/2019 - 9/1/2025	3,250,000	3,569,934
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,088,820
	Piedmont Municipal Power Agency (Insured: Natl-Re), 6.75% due 1/1/2019	3,800,000	3,844,460
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	5,918,266
	South Carolina Public Service Authority,
	Series A, 5.00% due 12/1/2026	1,000,000	1,123,610
	Series C, 5.00% due 12/1/2027	580,000	636,260
	South Dakota — 0.2%
	South Dakota Building Authority, 5.00% due 6/1/2022 - 6/1/2024	1,500,000	1,661,650
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2021	1,670,000	1,796,252
	South Dakota Health & Educational Facilities Authority (Prairie Lakes Health), 5.00% due 4/1/2019	2,440,000	2,475,429
	South Dakota Health & Educational Facilities Authority (Regional Health), 5.00% due 9/1/2020 (ETM)	1,000,000	1,055,070
	South Dakota Health & Educational Facilities Authority (Sanford Health),
	4.00% due 11/1/2018	800,000	801,288
	5.00% due 11/1/2021 - 11/1/2025	2,825,000	3,163,907
	South Dakota Housing Development Authority (Single Family Mtg), Series 2, 4.00% due 11/1/2018	1,165,000	1,166,876
	Tennessee — 0.4%
	Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	6,000,000	6,191,640
	Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2024	7,000,000	7,932,680
	State of Tennessee GO,
	5.00% due 8/1/2019 - 8/1/2020	5,000,000	5,184,820
	Series B, 5.00% due 8/1/2019 - 8/1/2020	4,000,000	4,159,340
	Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	1,190,000	1,253,272
	Texas — 15.4%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2021 - 1/1/2027	3,680,000	4,079,012
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2022 - 2/15/2027	10,355,000	11,733,150
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,265,410
	City of Austin (Water and Wastewater System),
	5.00% due 11/15/2022 - 11/15/2026	8,380,000	9,579,119
	5.00% due 11/15/2022 (pre-refunded 11/15/2021)	75,000	81,367
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	8,372,925
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	8,490,000	9,590,394
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
	5.00% due 9/1/2022	1,300,000	1,418,911
	Series A, 5.00% due 9/1/2020 - 9/1/2023	5,400,000	5,867,274
	City of Bryan (Electric System Improvements), 5.00% due 7/1/2019 - 7/1/2026	8,535,000	8,779,711
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	6,140,345
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2021 - 2/15/2026	22,605,000	25,173,091
	Series A, 5.00% due 2/15/2024	10,235,000	11,278,663
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2023	18,955,000	20,602,648
	City of Denton GO, 5.00% due 2/15/2019 - 2/15/2020	8,185,000	8,278,946
	City of Houston (Combined Utility System),
	Series B, 5.00% due 11/15/2021 - 11/15/2023	19,965,000	22,103,434
	Series C,
[c]	1.921% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	23,525,000	23,483,361
	5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,471,102
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	19,672,133
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2020 - 9/1/2024	3,965,000	4,320,259
	City of Houston (Convention & Entertainment Facilities; Insured: AGM/AMBAC), Series B, Zero Coupon due 9/1/2020	3,650,000	3,494,364
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2020 - 3/1/2028	62,905,000	70,751,040
	City of Houston GO, 4.00% due 6/28/2019	4,000,000	4,060,600
	City of Laredo (Acquire & Purchase Personal Property) GO,
	4.00% due 2/15/2019	305,000	307,406
22   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	5.00% due 2/15/2020 - 2/15/2026	$ 6,015,000	$ 6,652,192
	City of Laredo (City Infrastructure Improvements) GO,
	Series A,
	4.00% due 2/15/2019 - 2/15/2020	175,000	178,528
	5.00% due 2/15/2021 - 2/15/2027	2,875,000	3,256,331
	City of Laredo (Sports Venues; Insured: AGM), 5.00% due 3/15/2021 - 3/15/2024	4,400,000	4,798,273
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2020 - 2/15/2025	41,750,000	46,296,267
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,422,859
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2020 - 12/1/2021	4,620,000	4,893,858
	City of San Antonio (CPS Energy),
[b]	3.00% due 12/1/2045 (put 12/1/2020)	36,000,000	36,536,040
	5.25% due 2/1/2024	7,000,000	8,011,290
	City of San Antonio (Electric and Gas Systems),
[b]	2.25% due 2/1/2033 (put 12/1/2019)	4,655,000	4,661,331
[b]	Series C, 3.00% due 12/1/2045 (put 12/1/2019)	5,200,000	5,251,636
	City of San Antonio (San Antonio Water System) GO, 5.00% due 2/1/2023 - 2/1/2025	43,815,000	49,519,934
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	5,200,000	5,924,938
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,589,620
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	4,000,000	4,385,800
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2019 - 8/15/2023	1,545,000	1,633,079
	Corpus Christi Business and Job Development Corp. (Seawall Project), 5.00% due 3/1/2021	625,000	664,394
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2026	2,245,000	2,591,852
	Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	5,200,000	5,235,464
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2019 - 2/15/2027	17,535,000	19,432,102
	Dallas Independent School District
[b]	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	60,000	65,692
[b]	5.00% due 2/15/2036 (put 2/15/2022)	3,915,000	4,255,722
	Grayson County (State Highway Toll System) GO,
	4.00% due 1/1/2020	2,000,000	2,050,220
	5.00% due 1/1/2022	3,000,000	3,250,950
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2025	6,485,000	7,016,303
	Harris County (Flood Control), 5.00% due 10/1/2025 - 10/1/2027	14,305,000	16,855,005
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	10,578,952
	Harris County (Texas Permanent Improvement) GO,
	Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	13,636,227
	Series B, 5.00% due 10/1/2018 - 10/1/2020	4,200,000	4,249,219
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	7,284,062
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2020 - 11/15/2027	5,825,000	6,663,103
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Services Corp.), Series A, 5.00% due 11/15/2018 - 11/15/2019	3,365,000	3,405,998
	Harris County Health Facilities Development Corp. (Memorial Hermann Health; LOC JPMorgan Chase Bank, N.A.), 7.00% due 12/1/2027 (pre-refunded 12/1/2018)	1,245,000	1,255,558
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	23,315,000	26,217,409
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	4,050,000	4,510,066
	Houston Airport System Revenue,
	Series B, 5.00% due 7/1/2019 - 7/1/2028	11,660,000	13,290,161
	Series D, 5.00% due 7/1/2027	3,355,000	3,949,640
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.), Series A, 5.875% due 5/15/2021 (ETM)	895,000	943,357
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF), 5.00% due 8/15/2019 - 8/15/2022	2,505,000	2,665,316
	Houston Independent School District
[b]	2.40% due 6/1/2030 (put 6/1/2021)	4,000,000	4,004,040
[b]	Series A-1B- 2.20% due 6/1/2039 (put 6/1/2020)	7,715,000	7,717,392
[b]	Houston Independent School District, GO Series B-REM 2.40% due 6/1/2036 (put 6/1/2021)	1,725,000	1,726,742
	Katy (Educational Facilities Improvements; Guaranty: PSF) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,061,691
	Keller ISD GO, Series A, 5.00% due 8/15/2023 - 8/15/2026	20,530,000	23,660,345
	La Salle County (Insured: AGM) GO, 5.00% due 3/1/2022 - 3/1/2028	18,885,000	21,479,216
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2019 - 8/1/2024	4,220,000	4,535,601
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,718,221
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	60,248
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2019 - 11/1/2027	12,880,000	14,174,285
	New Caney (Guaranty: PSF) ISD GO, 5.00% due 2/15/2024	865,000	955,021
Annual Report  |  23

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
[b]	North East (Educational Facilities; Guaranty: PSF) ISD GO, 2.00% due 8/1/2044 (put 8/1/2019)	$ 10,075,000	$ 10,065,832
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2020 - 12/15/2026	6,490,000	7,309,612
	North Texas Tollway Authority, Series A, 5.00% due 1/1/2024	12,000,000	13,460,040
[b]	Northside (Educational Facilities; Guaranty: PSF) ISD GO, Series A, 2.00% due 6/1/2039 (put 6/1/2019)	2,030,000	2,028,782
[b]	Pasadena (Educational Facilities; Guaranty: PSF) ISD GO, Series B, 3.00% due 2/15/2044 (put 8/15/2019)	9,155,000	9,224,670
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2025 - 8/1/2027	3,100,000	3,619,544
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2019 - 8/1/2026	10,050,000	11,097,853
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019 - 10/1/2021	5,390,000	5,625,063
	San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2020	915,000	967,484
	San Antonio Water System Series A 5.00% due 5/15/2020 - 5/15/2023	1,080,000	1,161,009
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.125% due 8/15/2020	585,000	601,988
	Tarrant Regional Water District,
	2.00% due 3/1/2020	800,000	800,440
	5.00% due 3/1/2021 - 3/1/2027	8,850,000	10,047,552
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,362,559
	Texas Transportation Commission (Highway Improvements) GO,
	4.00% due 8/29/2019	160,435,000	163,388,608
	5.00% due 4/1/2022 - 4/1/2024	10,380,000	11,601,220
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,869,697
	University of Texas System (Campus Improvements), 5.00% due 8/15/2025 - 8/15/2026	10,750,000	12,498,295
	Uptown Development Authority (Infrastructure Improvements), 5.00% due 9/1/2019	1,945,000	1,993,975
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM),
	4.00% due 1/10/2020 - 1/10/2021	965,000	994,430
	5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,403,507
	U. S. Virgin Islands — 0.0%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2019	1,750,000	1,780,625
	Utah — 0.4%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group), Series D, 1.69% due 5/15/2036 (put 10/1/2018)	7,040,000	7,040,000
[a]	City of Murray (IHC Health Services, Inc.; SPA: Barclays Bank plc), Series C, 1.69% due 5/15/2037 (put 10/1/2018)	500,000	500,000
[b]	County of Utah, (IHC Health Services, Inc. Obligated Group), Series B- 5.00% due 5/15/2056 (put 8/1/2022)	7,500,000	8,175,825
	Utah Transit Authority (Integrated Mass Transit System), Series A-SUB, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	3,999,976
[a]	Weber County (IHC Health Services, Inc.; SPA: The Bank of NY Mellon), Series A, 1.69% due 2/15/2031 (put 10/1/2018)	5,900,000	5,900,000
	Vermont — 0.2%
	Vermont (Vermont Public Service Corp.) EDA, 5.00% due 12/15/2020	14,250,000	15,039,878
	Virginia — 0.7%
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,500,000	5,846,445
	5.00% due 5/15/2022	5,000,000	5,488,050
	University Virginia University Revenues, 1.64% due 10/11/2018	33,800,000	33,800,000
	Washington — 1.6%
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2019 - 7/1/2025	8,850,000	9,441,493
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO,
	4.00% due 12/1/2018	1,100,000	1,103,817
	5.00% due 12/1/2019 - 12/1/2023	9,085,000	9,870,774
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO,
	4.00% due 12/1/2018	1,270,000	1,274,204
	5.00% due 12/1/2019 - 12/1/2022	10,035,000	10,802,180
	Skagit County Public Hospital District No. 1 (Skagit Regional Health), Series A, 5.00% due 12/1/2018 - 12/1/2023	4,045,000	4,261,664
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2018 - 12/1/2021	4,000,000	4,111,770
	5.00% due 12/1/2022	1,700,000	1,870,561
	State of Washington (Capital Projects) GO, 5.00% due 7/1/2025	10,475,000	12,019,748
	State of Washington (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re) GO, Series F, Zero Coupon due 12/1/2019	3,030,000	2,957,886
	State of Washington (Stadium and Exhibition Center; Insured: Natl-Re) GO, Series S-5, Zero Coupon due 1/1/2019	3,000,000	2,986,110
	State of Washington (State and Local Agency Real and Personal Property Projects) (State Aid Withholding) COP, 5.00% due 7/1/2019 - 7/1/2022	10,415,000	11,139,337
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	20,536,554
	Tacoma School District No.10 (Pierce County Capital Projects) GO, 5.00% due 12/1/2018 - 12/1/2020	8,500,000	8,746,200
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center),
	4.75% due 7/1/2020 (ETM)	1,000,000	1,046,250
	5.00% due 7/1/2019 (ETM)	1,050,000	1,073,688
24   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	West Virginia — 0.4%
[e]	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	$ 15,000,000	$ 14,988,750
[b]	West Virginia Economic Development Authority (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	6,000,000	5,969,760
[b]	West Virginia Economic Development Authority, (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	2,500,000	2,487,400
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2020 - 4/1/2022	3,500,000	3,743,755
	Wisconsin — 1.1%
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[b]	5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	11,572,819
[b]	5.00% due 8/15/2054 (put 1/26/2022)	9,520,000	10,323,298
[b]	5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	18,179,636
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare, Inc.), 5.00% due 7/1/2019 - 7/1/2020 (ETM)	3,110,000	3,236,920
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System),
	5.00% due 11/15/2024 - 11/15/2026	3,840,000	4,418,951
[b]	5.00% due 11/15/2043 (put 6/1/2021)	10,000,000	10,656,100
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2020 - 8/15/2022	5,250,000	5,616,779
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,104,080
	WPPI Energy (Power Supply System), 5.00% due 7/1/2021	4,100,000	4,416,807
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,087,230
	Total Investments — 99.0% (Cost $6,504,833,134)		$6,510,987,891
	Other Assets Less Liabilities — 1.0%		66,942,801
	Net Assets — 100.0%		$6,577,930,692

Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2018.
c	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
d	Segregated as collateral for a when-issued security.
e	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCSD	Pacific Charter School Development, Inc.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District
See notes to financial statements.
Annual Report  |  25

Statement of Assets and Liabilities
Thornburg Limited Term Municipal Fund  |  September 30, 2018
ASSETS
Investments at value (cost $6,504,833,134) (Note 3)	$ 6,510,987,891
Cash	9,062,506
Receivable for investments sold	11,244,033
Receivable for fund shares sold	9,762,745
Interest receivable	74,106,944
Prepaid expenses and other assets	100,819
Total Assets	6,615,264,938
Liabilities
Payable for investments purchased	23,107,820
Payable for fund shares redeemed	9,576,316
Payable to investment advisor and other affiliates (Note 4)	2,308,496
Accounts payable and accrued expenses	1,272,847
Dividends payable	1,068,767
Total Liabilities	37,334,246
Net Assets	$ 6,577,930,692
NET ASSETS CONSIST OF
Accumulated loss	$ (16,608,094)
Net capital paid in on shares of beneficial interest	6,594,538,786
$ 6,577,930,692
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,037,768,483 applicable to 73,618,770 shares of beneficial interest outstanding - Note 5)	$ 14.10
Maximum sales charge, 1.50% of offering price	0.21
Maximum offering price per share	$ 14.31
Class C Shares:
Net asset value and offering price per share* ($450,402,363 applicable to 31,893,181 shares of beneficial interest outstanding - Note 5)	$ 14.12
Class I Shares:
Net asset value, offering and redemption price per share ($5,089,759,846 applicable to 361,021,389 shares of beneficial interest outstanding - Note 5)	$ 14.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
26  |  Annual Report

Statement of Operations
Thornburg Limited Term Municipal Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income (net of premium amortized of $111,680,380)	$ 164,524,890
EXPENSES
Investment advisory fees (Note 4)	18,301,996
Administration fees (Note 4)
Class A Shares	1,159,030
Class C Shares	528,459
Class I Shares	3,763,787
Distribution and service fees (Note 4)
Class A Shares	2,933,913
Class C Shares	2,669,603
Transfer agent fees
Class A Shares	861,445
Class C Shares	331,277
Class I Shares	3,835,155
Registration and filing fees
Class A Shares	24,440
Class C Shares	20,436
Class I Shares	81,877
Custodian fees (Note 2)	513,097
Professional fees	154,009
Trustee and officer fees (Note 4)	344,071
Accounting fees (Note 4)	47,367
Other expenses	423,397
Total Expenses	35,993,359
Net Investment Income	$ 128,531,531
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	2,140,529
Net change in unrealized appreciation (depreciation) on investments	(166,568,493)
Net Realized and Unrealized Loss	(164,427,964)
Net Decrease in Net Assets Resulting from Operations	$ (35,896,433)
See notes to financial statements.
Annual Report  |  27

Statements of Changes in Net Assets
Thornburg Limited Term Municipal Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 128,531,531	$ 132,782,432
Net realized gain (loss) on investments	2,140,529	(21,832,872)
Net unrealized appreciation (depreciation) on investments	(166,568,493)	(97,990,138)
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,896,433)	12,959,422
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(19,574,441)	(23,541,216)
Class C Shares	(7,623,811)	(9,107,804)
Class I Shares	(101,333,279)	(100,133,412)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(248,125,740)	(356,275,275)
Class C Shares	(142,631,526)	(124,624,936)
Class I Shares	(52,452,302)	(158,840,121)
Net Decrease in Net Assets	(607,637,532)	(759,563,342)
NET ASSETS
Beginning of Year	7,185,568,224	7,945,131,566
End of Year	$ 6,577,930,692	$ 7,185,568,224
See notes to financial statements.
28   |  Annual Report

Notes to Financial Statements
Thornburg Limited Term Municipal Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the
Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 6,504,833,134
Gross unrealized appreciation on a tax basis	50,367,095
Gross unrealized depreciation on a tax basis	(44,212,338)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 6,154,757
At September 30, 2018, the Fund had cumulative tax basis capital losses of $21,859,580 (of which $16,947,180 are short-term and $4,912,400 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2018, the Fund had $165,496 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2018 and September 30, 2017 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Tax exempt income	$ 128,508,169	$ 132,737,020
Ordinary income	23,362	45,412
Total	$ 128,531,531	$ 132,782,432
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
30   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 6,510,987,891	$ —	$ 6,510,987,891	$ —
Total Investments in Securities	$ 6,510,987,891	$ —	$ 6,510,987,891	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the year ended September 30, 2018 was 0.265% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $6,919 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $18,778 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
32   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.28%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had transactions with affiliated funds of $131,311,610 in purchases and $36,598,013 in sales generating realized losses of $26,744.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	10,903,871	$ 155,220,953	15,208,492	$ 218,389,244
Shares issued to shareholders in reinvestment of dividends	1,276,035	18,129,763	1,490,020	21,412,134
Shares repurchased	(29,617,720)	(421,476,456)	(41,628,282)	(596,076,653)
Net decrease	(17,437,814)	$ (248,125,740)	(24,929,770)	$ (356,275,275)
Class C Shares
Shares sold	1,992,579	$ 28,459,923	3,377,811	$ 48,659,522
Shares issued to shareholders in reinvestment of dividends	472,032	6,719,090	551,982	7,947,573
Shares repurchased	(12,478,365)	(177,810,539)	(12,609,555)	(181,232,031)
Net decrease	(10,013,754)	$ (142,631,526)	(8,679,762)	$ (124,624,936)
Class I Shares
Shares sold	100,614,374	$ 1,432,688,087	106,338,216	$ 1,527,896,825
Shares issued to shareholders in reinvestment of dividends	6,390,337	90,797,213	6,364,932	91,492,526
Shares repurchased	(110,796,332)	(1,575,937,602)	(124,099,454)	(1,778,229,472)
Net decrease	(3,791,621)	$ (52,452,302)	(11,396,306)	$ (158,840,121)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $986,678,406 and $1,125,257,671, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU
Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018
2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (23,541,216)
Class C Shares	(9,107,804)
Class I Shares	(100,133,412)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
34   |  Annual Report

This page intentionally left blank.
Annual Report  |  35

Financial Highlights
Thornburg Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 14.10
2017 (b)	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	(0.23)	$ 14.43
2016 (b)	$ 14.52	0.22	0.11	0.33	(0.22)	—	(0.22)	$ 14.63
2015 (b)	$ 14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$ 14.52
2014 (b)	$ 14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$ 14.58
CLASS C SHARES
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	(0.20)	$ 14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	(0.20)	$ 14.46
2016	$ 14.55	0.19	0.11	0.30	(0.19)	—	(0.19)	$ 14.66
2015	$ 14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$ 14.55
2014	$ 14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$ 14.60
CLASS I SHARES
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	(0.28)	$ 14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	(0.28)	$ 14.43
2016	$ 14.53	0.27	0.11	0.38	(0.27)	—	(0.27)	$ 14.64
2015	$ 14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$ 14.53
2014	$ 14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$ 14.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
36  |  Annual Report

Financial Highlights, Continued
Thornburg Limited Term Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

1.67	0.71	0.71	0.71	(0.64)	16.29	$ 1,037,769
1.62	0.73	0.73	0.73	0.24	17.56	$ 1,314,094
1.54	0.72	0.72	0.72	2.32	14.53	$ 1,697,329
1.56	0.73	0.73	0.73	1.15	18.56	$ 1,700,127
1.78	0.72	0.71	0.72	3.20	14.46	$ 1,865,213

1.43	0.95	0.95	0.95	(0.94)	16.29	$ 450,402
1.38	0.97	0.97	0.97	0.01	17.56	$ 605,898
1.30	0.96	0.96	0.96	2.07	14.53	$ 741,637
1.32	0.96	0.96	0.96	0.98	18.56	$ 730,395
1.52	0.97	0.96	0.97	2.87	14.46	$ 749,648

1.95	0.43	0.43	0.43	(0.36)	16.29	$ 5,089,760
1.93	0.42	0.42	0.42	0.49	17.56	$ 5,265,576
1.85	0.41	0.41	0.41	2.64	14.53	$ 5,506,166
1.88	0.41	0.41	0.41	1.54	18.56	$ 4,832,467
2.09	0.40	0.40	0.40	3.53	14.46	$ 4,417,547
Annual Report  |  37

Report of Independent Registered Public Accounting Firm
Thornburg Limited Term Municipal Fund
To the Trustees and Shareholders of the
Thornburg Limited Term Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Limited Term Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
38   |  Annual Report

Expense Example
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,004.33	$3.52
Hypothetical*	$1,000.00	$1,021.56	$3.55
CLASS C SHARES
Actual	$1,000.00	$1,002.40	$4.72
Hypothetical*	$1,000.00	$1,020.36	$4.76
CLASS I SHARES
Actual	$1,000.00	$1,004.89	$2.26
Hypothetical*	$1,000.00	$1,022.81	$2.28

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; C: 0.94%; I: 0.45%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  39

Trustees and Officers
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
40   |  Annual Report

Trustees and Officers, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  41

Trustees and Officers, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
42   |  Annual Report

Other Information
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Fund of $128,508,169 (or the maximum allowed) are tax exempt dividends and $23,362 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly
Annual Report  |  43

Other Information, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that relative investment performance of the Fund may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information also noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total Fund expenses to median and average fees and expenses charged to a category of mutual funds created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for two fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average levels for the category, and that the level of total
44   |  Annual Report

Other Information, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the median fee levels for two fund peer groups and that the total expense levels for two share classes were comparable to the median total expense levels for their respective peer groups.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits to the Advisor. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  45

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
46  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  47

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH858

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Intermediate Municipal Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares decreased 35 cents to $13.78 per share during the fiscal year ended September 30, 2018. The Class I shares of your Fund outperformed the index with a 0.05% total return for the fiscal year ended September 30, 2018, compared to the negative 0.35% total return for the ICE BofAML 3–15 Year U.S. Municipal Securities Index. Performance results of individual share classes may vary based on class-specific fees and expenses.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The impact of the Fund’s 0.78 years shorter duration contributed 0.567%. The Fund’s credit quality allocations contributed 0.249%, while other risk factors contributed 0.231%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
For quite some time, investors have feared a shock that would send the municipal market roiling. The worries revolved around the prospect of increased supply due to infrastructure spending plans, deterioration of the credit quality of the entire healthcare sector in the face of massive healthcare reform, and tax reform that could evaporate demand by reducing marginal tax rates. Despite all the concerns, investors have broadly bought longer, lower-quality bonds, taking on more risk in the search for income after a prolonged period of very low interest rates, driven by central bank monetary accommodation.
In the fourth quarter of 2017, tax reform came to fruition. The market met it with a yawn, seeing an increase of short-term rates as the Federal Reserve normalizes its key target rate, and a decrease in long-term rates, which led to a flattening of the yield curve. With the changes to the tax code, the muni market lost the ability to advance refund debt, which, much like a homeowner refinancing an existing mortgage to save on interest costs, permitted an issuer to refinance higher-cost debt when interest rates were low to provide a present value savings. While many were focused on the supply side of the market and thought this would have a large impact, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.
What was downplayed was the reduction of the corporate tax rate from 35% to 21%, and the fact that corporations evaluating municipal bonds versus other fixed income securities on a tax-equivalent basis would now require higher hurdle rates to buy munis. We felt the impact this may have on two specific buyers—banks and property and casualty insurance companies, which have traditionally owned roughly 20% to 25% of outstanding municipal bonds—could lead them to think twice about owning municipal bonds. We did not expect an
“Armageddon” event with these institutions suddenly selling all their holdings at once. Instead, we expected these buyers to step back from the primary market and potentially sell holdings into the secondary market, a scenario that has played out through much of 2018.
The change in the supply and demand dynamic, combined with the Fed tightening, has led to a rise in rates over much of the last 12 months. The fourth quarter of 2017 saw yields of short-maturity bonds increase significantly, while yields on intermediate and long bonds were slightly lower. The first quarter of 2018 saw the opposite; yields on short maturity bonds rose slightly while yields on intermediate and long bonds have increased significantly. Just as investors were becoming concerned about continuing losses in their municipal bond portfolios, the rise in yield was put on hold. For the remainder of the second quarter and much of the third quarter, yields moved very little and traded within a tight range. It was not until the last couple weeks of the third quarter of 2018 that we saw rates move again.
Despite the changes in the market over the last 12 months, broadly speaking, we believe that segments of the municipal bond market remain at best, fully valued, and, at worst, expensive. We have been focusing on the shorter maturity segments of the municipal bond market, which, based on our analysis, represent the best relative value. Fundamental value and price seem disconnected. This is doubly true for any security offering a little bit more yield or for investors desperate for the tax exemption. We ask ourselves: how long can price and fundamental value diverge? Regardless of the answer, volatility in the municipal market appears poised to increase. Perhaps it will stem from weaker demand, as tax code changes are digested, and market participants, able to purchase a broad array of fixed income securities, reevaluate their fixed income holdings based on their tax-adjusted return potential. Or maybe retail buyers back away after seeing another negative quarter of performance. Or possibly the Fed overshoots its target as it continues hiking rates this year, and next. Volatility likely awaits on the horizon.
We believe it is important to remember that in volatile markets, Thornburg’s core actively managed laddered strategies offer several benefits to our investors. We have positioned all our municipal bond funds in the lower end of their relative risk spectrums in anticipation of an inclement environment. This means they have lower-than-normal durations, higher-than-normal credit quality, and higher-than-normal reserve positions. Moreover, the cash that is organically generated by the ladder structure, through bond maturities and interest payments, can be reinvested in higher-yield securities if current interest rates are higher, while the remaining assets roll down the yield curve and price to shorter maturities. This structure is intended to aid in the recovery of initial net asset value losses in a rising-rate environment while delivering a level of tax-exempt income.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
Thank you for your continued trust and support.

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 7/22/91)
Without sales charge	-0.21%	1.27%	2.27%	3.86%	4.55%
With sales charge	-2.22%	0.59%	1.86%	3.65%	4.47%
Class C Shares (Incep: 9/1/94)
Without sales charge	-0.55%	0.94%	1.94%	3.55%	3.72%
With sales charge	-1.14%	0.94%	1.94%	3.55%	3.72%
Class I Shares (Incep: 7/5/96)	0.05%	1.56%	2.56%	4.18%	4.25%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.28%
SEC Yield	1.68%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.88%; C shares, 1.23%; I shares, 0.65%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.
Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	539
Effective Duration	4.7 Yrs
Average Maturity	8.0 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.9%
	Alabama — 1.0%
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2021 - 6/1/2026	$ 5,155,000	$ 5,712,822
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements) GO, 5.00% due 9/1/2027	1,250,000	1,325,100
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,853,260
	Alaska — 0.2%
	Alaska Housing Finance Corp. (State Capital Project) GO, Series A, 5.00% due 12/1/2021 (pre-refunded 12/1/2020)	500,000	531,490
	City of Valdez (BP Pipelines (Alaska), Inc. Project), 5.00% due 1/1/2021	2,000,000	2,113,480
	Arizona — 2.5%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,760,125
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2024 - 8/1/2029	2,635,000	2,872,442
	City of Flagstaff (Urban Trail, Street and Utilities Improvements) GO,
	3.00% due 7/1/2020	700,000	711,830
	4.00% due 7/1/2022 - 7/1/2023	620,000	661,837
	County of Pima (Providence Day School Project) IDA, 5.00% due 12/1/2030	2,000,000	2,079,280
[a]	Industrial Development Authority of the County of Yavapai, (Waste Management, Inc.) AMT 2.80% due 6/1/2027 (put 6/1/2021)	2,000,000	2,007,120
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2029 - 1/1/2037	10,000,000	11,640,200
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,094,610
	State of Arizona (Insured: AGM), 5.00% due 7/1/2019	7,280,000	7,444,819
	Arkansas — 0.3%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,115,289
	California — 9.3%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,166,987
	Brentwood Infrastructure Financing Authority (Insured: AGM), 5.00% due 11/1/2026	2,000,000	2,150,400
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	3,020,000	3,340,271
	California (Children’s Hospital Los Angeles) HFFA,
	5.00% due 11/15/2022	1,000,000	1,098,490
	Series A, 5.00% due 8/15/2032 - 8/15/2033	950,000	1,071,386
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2027	5,250,000	5,620,492
	California Educational Facilities Authority (Pitzer College), 5.50% due 4/1/2029 (pre-refunded 4/1/2020)	3,000,000	3,164,160
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,579,125
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 2.22% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	3,000,000	3,006,000
	California State Department Water Resources Water Revenue, 1.70% due 11/2/2018	6,600,000	6,600,000
	California Statewide Community Development Authority (Aspire Public Schools), 6.00% due 7/1/2030 (pre-refunded 1/1/2019)	7,015,000	7,090,201
	Carson Redevelopment Agency (Redevelopment Project Area No. 1),
	Series A,
	6.25% due 10/1/2022 (pre-refunded 10/1/2019)	1,620,000	1,692,252
	6.375% due 10/1/2024 (pre-refunded 10/1/2019)	1,300,000	1,359,579
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	11,500,000	11,686,300
	Corona-Norco (Insured: AGM) USD COP, 5.00% due 4/15/2021	1,000,000	1,042,980
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	20,000,000	20,320,800
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,689,751
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,228,220
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,410,000	1,644,497
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,882,087
	M-S-R Energy Authority, 6.125% due 11/1/2029	2,500,000	3,069,950
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,191,510
	Oakland (County of Alameda Educational Facilities) USD GO, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,424,990
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Zero Coupon due 7/15/2023	2,065,000	1,816,250
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 4.00% due 6/28/2019	12,000,000	12,196,080
	San Jose Redevelopment Agency (Merged Area Redevelopment Project),
	5.25% due 8/1/2027 (pre-refunded 8/1/2020)	2,400,000	2,549,736
	5.375% due 8/1/2028 (pre-refunded 8/1/2020)	1,175,000	1,250,940
	San Mateo Union High School District (Educational Facilities; Insured: Natl-Re) GO, Zero Coupon due 9/1/2019	3,000,000	2,949,120
	Saratoga Union School District (Insured: Natl-Re) GO, Series B, Zero Coupon due 9/1/2023	900,000	801,999
	State of California (Kindergarten-University Facilities) GO, 5.25% due 9/1/2026	5,000,000	5,472,550
	Tuolumne Wind Project Authority, Series A, 5.875% due 1/1/2029 (pre-refunded 1/1/2019)	3,000,000	3,030,870
	Turlock Irrigation District,
	Series A,
	5.00% due 1/1/2021	1,005,000	1,043,703
	5.00% due 1/1/2021 (pre-refunded 1/1/2020)	745,000	773,690
	William S. Hart Union High School District (Educational Facilities; Insured: AGM) GO, Series B, Zero Coupon due 9/1/2021	800,000	751,672
	Colorado — 2.2%
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,338,137
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
	PRINCIPAL AMOUNT	VALUE
Park Creek Metropolitan District (Insured: AGM), 5.25% due 12/1/2020 (pre-refunded 12/1/2019)	$ 1,120,000	$ 1,161,899
Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,550,000	1,701,621
Regional Transportation District (Public Mass Transportation System) COP,
Series A,
5.50% due 6/1/2022	260,000	273,759
5.50% due 6/1/2022 (pre-refunded 6/1/2020)	2,740,000	2,892,865
State of Colorado COP, Series A, 5.00% due 9/1/2029 - 9/1/2032	5,205,000	6,018,032
State of Colorado Education Loan Program, Series A, 4.00% due 6/27/2019	15,000,000	15,230,850
Connecticut — 1.7%
City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,873,451
Connecticut Health & Educational Facilities Authority (Ethel Walker School), Series B, 5.75% due 7/1/2029 (pre-refunded 7/1/2019)	1,350,000	1,388,435
State of Connecticut GO, 5.00% due 6/15/2028 - 4/15/2035	16,955,000	18,736,716
District of Columbia — 0.7%
Metropolitan Airports Authority (Dulles Toll Road; Insured: AGM), Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	8,223,139
Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,291,425
Florida — 8.0%
Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2033 - 10/1/2036	4,500,000	5,029,490
Central Florida Expressway Authority, 5.00% due 7/1/2037	1,095,000	1,229,192
City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,269,510
City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM),
5.00% due 10/1/2018	2,000,000	2,000,000
5.25% due 10/1/2027 - 10/1/2036	6,450,000	7,826,878
City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2028	2,775,000	3,152,955
City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2022 - 9/1/2025	3,270,000	3,684,697
City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2032 - 11/1/2037	3,430,000	3,828,933
Escambia County (Florida Health Care Facility Loan Program; Insured: AMBAC) HFA, 5.95% due 7/1/2020 (ETM)	260,000	277,121
Florida State Department of Children & Families (South Florida Evaluation Treatment Center) COP, 5.00% due 10/1/2018 - 10/1/2019	4,345,000	4,350,525
Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026	1,210,000	1,309,063
Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	6,892,475
Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	5,969,478
Miami-Dade County (Seaport Properties) GO, Series C, 5.00% due 10/1/2023	1,040,000	1,125,280
Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,134,380
Miami-Dade County Health Facilities Authority (Nicklaus Children’s Hospital), 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,214,118
Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,272,853
Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,612,895
Orange County (Orlando Health, Inc.) HFA, 5.125% due 10/1/2026	2,000,000	2,059,400
Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,271,880
Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025	500,000	549,670
Palm Beach County School District COP, Series C, 5.00% due 8/1/2028 - 8/1/2029	13,250,000	15,557,174
Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), 4.577% due 10/1/2021	2,000,000	2,068,360
School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,162,080
School Board of Broward County (Educational Facilities) COP,
Series A, 5.00% due 7/1/2030	1,250,000	1,404,063
Series B, 5.00% due 7/1/2032	2,000,000	2,233,540
Series C, 5.00% due 7/1/2022 - 7/1/2024	7,880,000	8,813,540
School District of Broward County COP,
Series A,
5.00% due 7/1/2026	545,000	590,377
5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,699,935
School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,538,517
Sunshine State Governmental Finance Commission (Miami-Dade County Program), 5.00% due 9/1/2028	3,500,000	3,861,270
Georgia — 1.4%
Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,582,761
City of Atlanta (Water & Wastewater System; Insured: AGM),
Series B,
5.50% due 11/1/2024	1,740,000	1,804,363
5.50% due 11/1/2024 (pre-refunded 11/1/2019)	3,260,000	3,383,815
City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	530,000	581,887
Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	6,134,398
Development Authority of Fulton County (Georgia Tech Athletic Assoc.), 5.00% due 10/1/2019	3,000,000	3,085,710
Valdosta and Lowndes County Hospital Authority (South Medical Center), Series B, 5.00% due 10/1/2024	1,200,000	1,294,404
Guam — 2.6%
Government of Guam (Economic Development), Series D, 5.00% due 11/15/2031	5,500,000	6,012,105
Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2032 - 11/15/2033	17,500,000	19,065,360
Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2033	1,650,000	1,818,201
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	$ 6,500,000	$ 7,123,490
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,103,480
	Hawaii — 1.2%
[b]	City and County of Honolulu GO (Rail Transit Project), 1.88% (MUNISPA + 0.32%) due 9/1/2027 (put 9/1/2020)	4,000,000	3,998,600
	County of Hawaii GO, 5.00% due 9/1/2033	1,250,000	1,417,713
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	3,635,000	3,936,196
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	6,929,034
	Idaho — 0.1%
[a]	Idaho (Trinity Health Credit Group) HFA, 1.375% due 12/1/2048 (put 11/1/2018)	1,550,000	1,549,427
	Illinois — 7.4%
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-Re), Series A, 5.25% due 4/1/2019	1,000,000	1,012,060
	Chicago O’Hare International Airport (2015 Airport Projects), 5.00% due 1/1/2019 - 1/1/2021	3,000,000	3,103,450
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	1,987,995
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,066,357
	Chicago Park District (Capital Improvement Plan) GO,
	5.00% due 1/1/2027 - 1/1/2029	7,390,000	8,043,690
	Series B, 5.00% due 1/1/2025 - 1/1/2030	4,500,000	4,881,090
	Chicago Transit Authority (Bombardier Transit Rail System), 5.00% due 12/1/2018	1,500,000	1,506,765
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,618,669
	5.25% due 1/1/2034	4,700,000	5,116,561
	City of Chicago (Modern Schools Across Chicago Program; Insured: AMBAC) GO, 5.00% due 12/1/2022 - 12/1/2024	820,000	822,579
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	8,571,069
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B-AGM-CR, 5.00% due 1/1/2034	1,375,000	1,510,204
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	3,250,000	3,557,482
	City of Chicago (Water System; Insured: AMBAC), 5.75% due 11/1/2030	1,270,000	1,504,798
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2025	1,900,000	1,952,820
	City of Waukegan (Insured: AGM) GO, Series A, 5.00% due 12/30/2018	2,000,000	2,014,480
	Cook County GO, Series A, 5.25% due 11/15/2024	3,000,000	3,167,910
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO, Series D, Zero Coupon due 12/1/2022 (ETM)	2,000,000	1,807,900
	Forest Preserve District of DuPage County (Land Acquisition and Development) GO, 4.00% due 11/1/2022	750,000	799,380
	Illinois (Midwest Care Center I, Inc.; Collateralized: GNMA) HFA, 5.70% due 2/20/2021	275,000	275,382
	Illinois Educational Facilities Authority (Rush University Medical Center), Series B, 5.75% due 11/1/2028 (pre-refunded 11/1/2018)	1,000,000	1,003,130
	Illinois Finance Authority (Advocate Health Care Network), 6.125% due 11/1/2023 (pre-refunded 11/1/2018)	5,175,000	5,192,543
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,099,690
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,100,650
	Illinois Toll Highway Authority (Move Illinois Program), 5.00% due 1/1/2037	5,550,000	6,088,128
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,066,560
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,023,757
	Niles Park District (Parks and Recreation Projects) GO, 3.00% due 12/1/2018 - 12/1/2020	1,080,000	1,088,282
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,582,804
	Village of Tinley Park GO,
	4.00% due 12/1/2021	585,000	612,612
	5.00% due 12/1/2024	870,000	968,032
	Indiana — 2.6%
	Board of Trustees for the Vincennes University, Series J, 5.375% due 6/1/2022	895,000	942,355
	City of Carmel Redevelopment Authority (Performing Arts Center), Zero Coupon due 2/1/2021	2,000,000	1,892,260
	City of Carmel Redevelopment District (Performing Arts Center) COP, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	2,730,000	2,992,790
	Hobart Building Corp. (Insured: Natl-Re) (State Aid Withholding), 6.50% due 7/15/2019 (ETM)	1,000,000	1,023,350
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,286,607
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), 5.25% due 4/1/2023	2,000,000	2,223,580
	Indiana Bond Bank (Natural Gas Utility Improvements), Series A, 5.25% due 10/15/2020	5,340,000	5,648,278
	Indiana Finance Authority (Indiana University Health), Series N, 5.00% due 3/1/2019	5,000,000	5,062,650
	Indiana Finance Authority (Marian University), 5.25% due 9/15/2022 - 9/15/2023	5,085,000	5,433,369
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	606,482
	Iowa — 0.3%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,491,901
	Kansas — 0.1%
	Kansas (Wichita State University) DFA, Series A, 5.00% due 6/1/2020	575,000	602,784
	Kentucky — 1.1%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2020 - 11/1/2023	11,215,000	12,052,364
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), 5.25% due 10/1/2026	2,320,000	2,589,074
	Louisiana — 2.5%
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	City of New Orleans (Sewerage System; Insured: AGM), 6.00% due 6/1/2024 (pre-refunded 6/1/2019)	$ 750,000	$ 770,018
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032	6,825,000	7,642,613
	Jefferson Sales Tax District (Insured: AGM), 5.00% due 12/1/2034	1,000,000	1,130,070
	Law Enforcement District of the Parish of Plaquemines,
	5.00% due 9/1/2023 - 9/1/2025 (pre-refunded 9/1/2019)	2,580,000	2,650,176
	5.15% due 9/1/2027 (pre-refunded 9/1/2019)	1,490,000	1,532,539
	5.30% due 9/1/2029 (pre-refunded 9/1/2019)	1,650,000	1,699,335
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031	6,100,000	6,708,586
	Louisiana Local Government Environmental Facilities and Community Development Authority (Louisiana Community and Technical College System; Insured: BAM), 5.00% due 10/1/2028	2,875,000	3,371,196
	New Orleans Regional Transit Authority (Insured: AGM), 5.00% due 12/1/2023 - 12/1/2024	2,000,000	2,115,250
	Office Facilities Corp. (Louisiana State Capitol Complex Program), 5.00% due 3/1/2019	390,000	394,774
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,147,281
	Terrebonne Parish Hospital Service District No. 1 (General Medical Center),
	5.00% due 4/1/2028	960,000	988,330
	5.00% due 4/1/2028 (pre-refunded 4/1/2020)	540,000	563,290
	Massachusetts — 2.1%
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	10,303,554
	Massachusetts Bay Transportation Authority (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,240,380
	Massachusetts Development Finance Agency (CareGroup Healthcare System),
	Series H-1, 5.00% due 7/1/2019 - 7/1/2021	5,130,000	5,340,913
	Series I, 5.00% due 7/1/2033 - 7/1/2036	6,750,000	7,408,102
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	1,992,901
	Massachusetts Educational Financing Authority (Higher Education Student Loans), Series A, 5.50% due 1/1/2022	1,130,000	1,176,590
	Michigan — 2.1%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,128,120
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025	300,000	325,347
	County of Genesee (Water Supply System; Insured: BAM),
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,668,495
	5.125% due 11/1/2032	750,000	819,060
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,222,562
	Detroit City School District (School Building & Site Improvement; Insured: AGM/Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,622,689
	Detroit City School District (School Building & Site; Insured: AGM) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,276,957
	Kalamazoo Hospital Finance Authority (Bronson Healthcare),
	5.00% due 5/15/2029	2,150,000	2,405,140
	5.25% due 5/15/2026	175,000	187,308
	5.25% due 5/15/2026 (pre-refunded 5/15/2021)	1,110,000	1,196,569
	Kalamazoo Hospital Finance Authority (Bronson Healthcare; Insured: AGM),
	5.00% due 5/15/2022	1,105,000	1,147,299
	5.00% due 5/15/2022 (pre-refunded 5/15/2020)	1,365,000	1,427,449
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,687,250
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	870,000	880,118
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.625% due 11/15/2029 (pre-refunded 11/15/2019)	2,500,000	2,598,925
	Michigan Strategic Fund (Michigan House of Representatives Facilities; Insured: AGM), Series A, 5.25% due 10/15/2023 (pre-refunded 10/15/2018)	1,000,000	1,001,280
	State of Michigan (Trunk Line Fund; Insured: AGM), 5.50% due 11/1/2020	1,500,000	1,605,480
	Minnesota — 0.2%
	Minnesota Agriculture & Economic Development Board (Essentia Health; Insured: AGM), 5.50% due 2/15/2025	2,500,000	2,614,075
	Mississippi — 0.5%
	Mississippi Development Bank (Capital City Convention Center) GO, 5.00% due 3/1/2025	2,850,000	3,133,119
	Mississippi Development Bank (Department of Corrections), Series D, 5.25% due 8/1/2027 (pre-refunded 8/1/2020)	3,415,000	3,613,411
	Missouri — 0.4%
	Missouri Health and Educational Facilities Authority (Webster University), 5.00% due 4/1/2019 - 4/1/2021 (ETM)	4,755,000	4,964,707
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 5.00% due 5/1/2022	500,000	504,755
	Nevada — 1.5%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2027 - 9/1/2032	3,180,000	3,436,709
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2022	1,110,000	1,213,696
[a,c]	State of Nevada Department of Business & Industry AMT, 2.25% due 12/1/2026 (put 12/3/2018)	5,800,000	5,800,000
	Washoe County (Reno Sparks Convention & Visitors Authority) GO,
	5.00% due 7/1/2026 - 7/1/2032	8,905,000	9,557,315
	5.00% due 7/1/2032 (pre-refunded 7/1/2021)	95,000	102,235
	New Hampshire — 0.5%
	New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	1,860,000	2,073,695
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,354,772
	New Jersey — 2.8%
	Cape May County Industrial Pollution Control Financing Authority (Atlantic City Electric Company; Insured: Natl-Re), 6.80% due 3/1/2021	575,000	625,916
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	$ 2,500,000	$ 2,909,250
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	2,000,000	2,141,080
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,438,300
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	1,969,654
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,338,970
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[b]	2.76% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	2,000,000	2,015,260
	5.00% due 6/15/2023 - 6/15/2031	13,250,000	14,695,303
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	3,185,000	3,394,796
	Passaic Valley Sewage Commissioners GO, Series G, 5.75% due 12/1/2022	3,000,000	3,364,230
	New Mexico — 0.7%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), 4.70% due 9/1/2024	3,000,000	3,149,550
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2030	2,040,000	2,129,352
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,130,000	2,220,632
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2034	1,810,000	2,040,666
	New York — 8.4%
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2027	4,530,000	5,077,360
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,087,730
[d]	City of New York (City Budget Financial Management; SPA Landesbank Hessen-Thuringen) GO, Series A-3, 1.69% due 8/1/2035 (put 10/1/2018)	8,825,000	8,825,000
[d]	City of New York GO (LOC Mizuho Bank, Ltd.), Series G-6, 1.68% due 4/1/2042 (put 10/1/2018)	3,100,000	3,100,000
[d]	City of New York GO (SPA: Landesbank Hessen-Thuringen), Series D, 1.67% due 8/1/2038 (put 10/1/2018)	2,800,000	2,800,000
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,463,358
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding),
	5.00% due 5/1/2019 - 5/1/2027	6,810,000	7,401,618
	5.00% due 5/1/2019 (ETM)	1,190,000	1,211,384
	Metropolitan Transportation Authority (Transit and Commuter System),
	Series A2-GREEN BOND, 5.00% due 11/15/2024	5,435,000	6,165,138
	Series C-1, 5.00% due 11/15/2033	8,500,000	9,667,390
	Series C-1A, 4.00% due 2/15/2019	2,250,000	2,266,290
	Metropolitan Transportation Authority, Series A2-GREEN BOND, 5.00% due 11/15/2025	10,000,000	11,452,500
	New York City Municipal Water Finance Authority (Water & Sewer System; SPA: Mizuho Bank, Ltd.)
[d]	1.67% due 6/15/2048 (put 10/1/2018)	660,000	660,000
[d]	Series A, 1.68% due 6/15/2044 (put 10/1/2018)	8,500,000	8,500,000
[d]	New York City Transitional Finance Authority (City Capital Projects; SPA Landesbank Hessen-Thuringen), Series C, 1.70% due 8/1/2031 (put 10/1/2018)	5,200,000	5,200,000
[d]	New York City Transitional Finance Authority, 1.62% due 10/1/2046	900,000	900,000
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,758,300
	New York State Dormitory Authority (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	2,180,000	2,230,663
	New York State Dormitory Authority (State University Educational Facilities), Series A, 5.25% due 5/15/2021	500,000	532,205
[d]	New York State Housing Finance Agency (160 Madison Avenue Housing Development; LOC Landesbank Hessen-Thuringen), 1.67% due 11/1/2046 (put 10/1/2018)	7,160,000	7,160,000
	New York State Thruway Authority (Multi-Year Highway and Bridge Capital Program), Series K, 5.00% due 1/1/2030	7,480,000	8,389,493
	Town of Oyster Bay GO, 3.00% due 2/1/2019 - 2/1/2020	5,000,000	5,019,660
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2025	1,700,000	1,736,686
	North Carolina — 0.4%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,406,460
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030	3,000,000	3,356,010
	Ohio — 4.2%
	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,087,420
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,398,120
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031	3,075,000	3,407,746
	City of Cleveland (Bridges and Roadways), 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,839,460
	City of Cleveland (Public Facilities Improvements),
	5.00% due 10/1/2029	1,500,000	1,744,980
	Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,857,339
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024 - 12/1/2026	2,230,000	2,465,545
	City of Cleveland Income Tax Revenue, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,655,938
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2021	2,040,000	2,155,525
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,010,991
	County of Allen (Catholic Health Partners-Mercy Health West Facility), 5.00% due 5/1/2025 - 5/1/2026	8,325,000	9,008,520
	County of Cuyahoga (Convention Center Hotel) COP, 5.00% due 12/1/2026	2,910,000	3,218,955
[a]	County of Franklin (Trinity Health Corp. Obligated Group), 1.375% due 12/1/2046 (put 11/1/2018)	1,100,000	1,099,593
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	8,996,894
	County of Hamilton, Series A, 5.00% due 12/1/2018 - 12/1/2023	3,100,000	3,324,679
	Deerfield Township (Public Street Improvements-Wilkens Blvd.), 5.00% due 12/1/2025	1,000,000	1,002,350
12   |  Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
	PRINCIPAL AMOUNT	VALUE
Lucas County Health Care Facility (Sunset Retirement Community),
5.00% due 8/15/2021	$ 740,000	$ 769,763
5.125% due 8/15/2025	1,250,000	1,318,587
Oklahoma — 0.2%
Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2026 - 8/15/2027	2,000,000	2,273,850
Pennsylvania — 6.9%
Allegheny County (Propel Charter School-McKeesport) IDA,
Series C,
5.90% due 8/15/2026	765,000	795,455
6.375% due 8/15/2035	1,130,000	1,171,618
Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), 5.00% due 5/15/2019	2,500,000	2,545,575
Bethlehem Area School District (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding) GO,
Series A,
5.00% due 10/15/2020	380,000	385,206
5.00% due 10/15/2020 (pre-refunded 4/15/2019)	95,000	96,558
City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,555,233
City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2034 - 8/1/2037	10,985,000	12,251,537
City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2029 - 10/1/2030	3,510,000	4,010,060
City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2024 - 9/1/2036	1,715,000	1,927,199
County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,343,290
Dallastown Area School District (State Aid Withholding) GO, Series A, 4.00% due 5/1/2021	460,000	481,008
Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), 5.25% due 12/15/2030	3,000,000	3,283,410
Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,018,002
Pennsylvania Economic (Colver Project; Insured: AMBAC) DFA AMT, Series F, 4.625% due 12/1/2018	1,335,000	1,345,066
Pennsylvania Higher Educational Facilities Authority (Insured: AMBAC), Series 14, Zero Coupon due 7/1/2020	2,032,839	1,791,643
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2037	5,500,000	6,164,235
Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 6/1/2027	5,000,000	5,688,250
Pennsylvania Turnpike Commission (Highway Improvements),
5.00% due 12/1/2035 - 12/1/2036	1,750,000	1,950,672
5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,540,000	1,641,578
Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	2,460,000	2,630,354
Philadelphia Authority for Industrial Development (Thomas Jefferson University), 5.00% due 9/1/2032 - 9/1/2034	5,685,000	6,352,155
Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	12,196,274
Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,569,372
Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	4,105,936
Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
4.00% due 9/15/2020 - 9/15/2021	1,215,000	1,258,252
5.00% due 9/15/2021	430,000	461,046
Rhode Island — 0.4%
State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	851,808
State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	4,002,242
South Carolina — 0.5%
City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,207,410
South Carolina Public Service Authority (Capital Improvement Program),
Series B, 5.00% due 12/1/2031	2,385,000	2,562,182
Series C, 5.00% due 12/1/2031	1,515,000	1,664,924
South Dakota — 0.4%
South Dakota Health and Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2023	1,575,000	1,689,266
South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2024 - 11/1/2029	3,500,000	3,774,022
Tennessee — 1.4%
County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	4,048,487
Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,458,540
Tennessee Energy Acquisition Corp. (The Gas Project),
5.00% due 2/1/2023	2,500,000	2,730,225
5.25% due 9/1/2023	7,000,000	7,785,470
Texas — 13.6%
City of Austin (Travis, Williamson and Hays Counties) (Water and Wastewater System), 5.00% due 11/15/2033	4,000,000	4,575,680
City of Brownsville (Water, Wastewater & Electric Utilities Systems), 5.00% due 9/1/2020	1,000,000	1,052,750
City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	10,879,056
City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,109,460
City of Galveston (Galveston Island Convention Center; Insured: AGM),
Series A, 5.00% due 9/1/2021	545,000	578,943
Series B, 5.00% due 9/1/2024	1,115,000	1,216,989
Annual Report  |  13

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
[b]	City of Houston (Combined Utility System), Series C, 1.921% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	$ 5,000,000	$ 4,991,150
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2032	3,560,000	3,906,708
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,348,653
	City of Houston GO, 4.00% due 6/28/2019	3,500,000	3,553,025
	City of McAllen (International Toll Bridge; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	6,853,842
	City of Pharr Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2019)	4,445,000	4,587,462
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,436,828
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,487,528
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	2,705,000	2,965,897
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2034 - 12/1/2036	12,475,000	14,025,906
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,206,466
	Harris County (Flood Control), 5.00% due 10/1/2033 - 10/1/2034	8,680,000	9,992,406
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,347,760
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,564,719
	Harris County GO, Series A, 5.00% due 10/1/2035 - 10/1/2037	7,815,000	8,904,909
	Houston Airport System Revenue, Series D 5.00% due 7/1/2035	1,750,000	2,008,737
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.), 6.50% due 5/15/2031 (pre-refunded 5/15/2021)	775,000	859,979
	Katy (Educational Facilities Improvements; Guaranty: PSF) ISD GO, Series B, 5.00% due 2/15/2034	7,560,000	8,547,412
	La Vernia Higher Education Finance Corp. (Kipp, Inc.), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2019)	3,000,000	3,090,870
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	10,221,018
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	60,248
	North Central Texas Health Facilities Development Corp. (Children’s Medical Center of Dallas), 5.00% due 8/15/2019	270,000	276,634
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2020 - 1/1/2037	3,750,000	4,015,885
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2028 - 8/1/2029	5,820,000	6,678,701
	San Antonio Water System, Series A 5.00% due 5/15/2037	500,000	569,110
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2020)	1,590,000	1,694,288
	Tarrant Regional Water District (Water Control and Improvement), 5.00% due 3/1/2028 - 3/1/2029	3,650,000	4,181,117
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.00% due 2/15/2030 (pre-refunded 2/15/2020)	1,750,000	1,839,180
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,250,000	2,512,283
	Texas Transportation Commission (Highway Improvements) GO,
	4.00% due 8/29/2019	32,875,000	33,480,229
	5.00% due 4/1/2022 - 4/1/2024	3,000,000	3,346,520
	Trinity River Authority (Red Oak Creek System), 5.00% due 2/1/2025	625,000	713,975
	Uptown Development Authority (Infrastructure Improvements), 5.50% due 9/1/2029 (pre-refunded 9/1/2019)	1,250,000	1,288,475
	U. S. Virgin Islands — 0.4%
	Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	5,000,000	5,042,500
	Utah — 0.2%
[a]	County of Utah, (IHC Health Services, Inc. Obligated Group), Series B- 5.00% due 5/15/2056 (put 8/1/2022)	2,500,000	2,725,275
	Virginia — 0.0%
	County of Hanover (FirstHealth Richmond Memorial Hospital) IDA, 6.00% due 10/1/2021 (ETM)	380,000	388,554
	Washington — 2.7%
	City of Seattle (Light and Power Improvements), Series B, 5.00% due 2/1/2019	3,000,000	3,031,080
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2031	6,585,000	7,370,135
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028	7,860,000	8,609,551
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028	4,640,000	5,014,935
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030 - 7/1/2031	9,050,000	10,447,631
	Tacoma School District No.10 (Pierce County Capital Projects) GO, 5.00% due 12/1/2019 - 12/1/2020	2,000,000	2,097,220
	West Virginia — 0.3%
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.) AMT, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,500,000	1,467,810
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	2,000,000	1,989,920
	Wisconsin — 2.9%
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), 5.00% due 8/15/2054 (put 1/26/2022)	6,500,000	7,048,470
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare),
	5.00% due 7/1/2021 (pre-refunded 7/1/2020)	2,170,000	2,277,719
	5.50% due 7/1/2025 (pre-refunded 7/1/2020)	5,000,000	5,290,850
	Wisconsin Health & Educational Facilities Authority (Ascension Health), 5.00% due 11/15/2035 - 11/15/2036	8,000,000	8,950,060
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2023 - 8/15/2026	10,925,000	11,690,110
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,423,279
	Total Investments — 98.9% (Cost $1,296,566,048)		$1,319,426,688
	Other Assets Less Liabilities — 1.1%		14,506,569
14   |  Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
	PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$1,333,933,257

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2018.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $5,800,000, representing 0.43% of the Fund’s net assets.
d	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
Annual Report  |  15

Statement of Assets and Liabilities
Thornburg Intermediate Municipal Fund  |  September 30, 2018
ASSETS
Investments at value (cost $1,296,566,048) (Note 3)	$ 1,319,426,688
Cash	154,987
Receivable for investments sold	110,000
Receivable for fund shares sold	1,163,890
Interest receivable	16,283,077
Prepaid expenses and other assets	45,615
Total Assets	1,337,184,257
Liabilities
Payable for fund shares redeemed	1,731,665
Payable to investment advisor and other affiliates (Note 4)	698,152
Accounts payable and accrued expenses	312,353
Dividends payable	508,830
Total Liabilities	3,251,000
Net Assets	$ 1,333,933,257
NET ASSETS CONSIST OF
Distributable earnings	$ 14,912,503
Net capital paid in on shares of beneficial interest	1,319,020,754
$ 1,333,933,257
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($324,198,814 applicable to 23,491,011 shares of beneficial interest outstanding - Note 5)	$ 13.80
Maximum sales charge, 2.00% of offering price	0.28
Maximum offering price per share	$ 14.08
Class C Shares:
Net asset value and offering price per share* ($104,092,714 applicable to 7,533,120 shares of beneficial interest outstanding - Note 5)	$ 13.82
Class I Shares:
Net asset value, offering and redemption price per share ($905,641,729 applicable to 65,705,959 shares of beneficial interest outstanding - Note 5)	$ 13.78

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
16  |  Annual Report

Statement of Operations
Thornburg Intermediate Municipal Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income (net of premium amortized of $15,446,396)	$ 44,983,536
EXPENSES
Investment advisory fees (Note 4)	6,403,090
Administration fees (Note 4)
Class A Shares	349,757
Class C Shares	125,262
Class I Shares	673,489
Distribution and service fees (Note 4)
Class A Shares	886,569
Class C Shares	760,327
Transfer agent fees
Class A Shares	215,293
Class C Shares	82,284
Class I Shares	721,018
Registration and filing fees
Class A Shares	16,802
Class C Shares	15,335
Class I Shares	33,474
Custodian fees (Note 2)	141,710
Professional fees	64,443
Trustee and officer fees (Note 4)	70,854
Accounting fees (Note 4)	9,835
Other expenses	104,042
Total Expenses	10,673,584
Less:
Expenses reimbursed by investment advisor (Note 4)	(34,150)
Net Expenses	10,639,434
Net Investment Income	$ 34,344,102
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(508,141)
Net change in unrealized appreciation (depreciation) on investments	(34,817,777)
Net Realized and Unrealized Loss	(35,325,918)
Net Decrease in Net Assets Resulting from Operations	$ (981,816)
See notes to financial statements.
Annual Report  |  17

Statements of Changes in Net Assets
Thornburg Intermediate Municipal Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 34,344,102	$ 34,311,048
Net realized gain (loss) on investments	(508,141)	(7,345,009)
Net unrealized appreciation (depreciation) on investments	(34,817,777)	(30,486,170)
Net Decrease in Net Assets Resulting from Operations	(981,816)	(3,520,131)
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(8,110,815)	(8,971,652)
Class C Shares	(2,463,091)	(2,814,365)
Class I Shares	(23,770,196)	(22,525,031)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(54,640,103)	(68,147,256)
Class C Shares	(32,956,483)	(25,962,271)
Class I Shares	(22,998,283)	15,637,165
Net Decrease in Net Assets	(145,920,787)	(116,303,541)
NET ASSETS
Beginning of Year	1,479,854,044	1,596,157,585
End of Year	$ 1,333,933,257	$ 1,479,854,044
See notes to financial statements.
18   |  Annual Report

Notes to Financial Statements
Thornburg Intermediate Municipal Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,296,566,045
Gross unrealized appreciation on a tax basis	30,409,537
Gross unrealized depreciation on a tax basis	(7,548,894)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 22,860,643
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $526,959. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $7,417,604 (of which $4,245,126 are short-term and $3,172,478 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
In order to account for permanent book to tax differences, the Fund decreased distribution in excess of net investment income by $81 and decreased net capital paid in on shares of beneficial interest by $81. Reclassifications have no impact upon the net asset value of the Fund and result primarily from a nondeductible excise tax liability.
At September 30, 2018, the Fund had $505,253 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2018 and September 30, 2017 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Tax exempt income	$ 34,219,968	$ 34,185,578
Ordinary income	124,134	125,470
Total	$ 34,344,102	$ 34,311,048
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 1,319,426,688	$ —	$ 1,319,426,688	$ —
Total Investments in Securities	$ 1,319,426,688	$ —	$ 1,319,426,688	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the year ended September 30, 2018 was 0.453% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $1,427 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,621 from redemptions of Class C shares of the Fund.
22  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $22,913 for Class C shares and voluntarily reimbursed $11,237 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.11%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had transactions with affiliated funds of $23,802,478 in purchases and $96,780,018 in sales generating realized losses of $632,617.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,440,093	$ 48,061,162	3,977,534	$ 55,804,317
Shares issued to shareholders in reinvestment of dividends	540,781	7,537,537	590,411	8,305,921
Shares repurchased	(7,900,250)	(110,238,802)	(9,443,471)	(132,257,494)
Net decrease	(3,919,376)	$ (54,640,103)	(4,875,526)	$ (68,147,256)
Class C Shares
Shares sold	610,549	$ 8,566,397	802,423	$ 11,309,603
Shares issued to shareholders in reinvestment of dividends	152,703	2,131,447	170,880	2,407,180
Shares repurchased	(3,125,429)	(43,654,327)	(2,817,438)	(39,679,054)
Net decrease	(2,362,177)	$ (32,956,483)	(1,844,135)	$ (25,962,271)
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	20,029,348	$ 278,934,355	24,690,644	$ 345,934,491
Shares issued to shareholders in reinvestment of dividends	1,368,222	19,052,210	1,412,131	19,847,563
Shares repurchased	(23,058,970)	(320,984,848)	(25,049,596)	(350,144,889)
Net increase (decrease)	(1,661,400)	$ (22,998,283)	1,053,179	$ 15,637,165
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $268,784,897 and $333,948,720, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (8,971,652)
Class C Shares	(2,814,365)
Class I Shares	(22,525,031)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
24   |  Annual Report

This page intentionally left blank.
Annual Report  |  25

Financial Highlights
Thornburg Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	(0.32)	$ 13.80
2017 (b)	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.15
2016 (b)	$ 14.17	0.29	0.30	0.59	(0.29)	—	(0.29)	$ 14.47
2015 (b)	$ 14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$ 14.17
2014 (b)	$ 13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$ 14.23
CLASS C SHARES
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	(0.27)	$ 13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$ 14.17
2016	$ 14.19	0.24	0.30	0.54	(0.24)	—	(0.24)	$ 14.49
2015	$ 14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$ 14.19
2014	$ 13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$ 14.25
CLASS I SHARES
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	(0.36)	$ 13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	(0.35)	$ 14.13
2016	$ 14.15	0.33	0.31	0.64	(0.33)	—	(0.33)	$ 14.46
2015	$ 14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$ 14.15
2014	$ 13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$ 14.22

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Annual Report

Financial Highlights, Continued
Thornburg Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.29	0.89	0.89	0.89	(0.21)	20.68	$ 324,199
2.15	0.92	0.92	0.92	(0.08)	24.04	$ 387,790
2.00	0.92	0.92	0.92	4.17	10.80	$ 467,335
2.09	0.92	0.92	0.92	1.68	13.49	$ 423,113
2.43	0.92	0.92	0.92	5.95	14.85	$ 417,369

1.94	1.24	1.24	1.26	(0.55)	20.68	$ 104,093
1.83	1.24	1.24	1.27	(0.40)	24.04	$ 140,176
1.68	1.24	1.24	1.27	3.84	10.80	$ 170,149
1.77	1.24	1.24	1.28	1.35	13.49	$ 160,042
2.11	1.24	1.24	1.29	5.61	14.85	$ 157,126

2.55	0.63	0.63	0.63	0.05	20.68	$ 905,641
2.45	0.62	0.62	0.62	0.15	24.04	$ 951,888
2.30	0.61	0.61	0.61	4.57	10.80	$ 958,674
2.39	0.62	0.62	0.62	1.91	13.49	$ 751,486
2.73	0.62	0.61	0.62	6.28	14.85	$ 618,280
Annual Report  |  27

Report of Independent Registered Public Accounting Firm
Thornburg Intermediate Municipal Fund
To the Trustees and Shareholders of the
Thornburg Intermediate Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Intermediate Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
28   |  Annual Report

Expense Example
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,005.20	$4.47
Hypothetical*	$1,000.00	$1,020.61	$4.51
CLASS C SHARES
Actual	$1,000.00	$1,003.44	$6.23
Hypothetical*	$1,000.00	$1,018.85	$6.28
CLASS I SHARES
Actual	$1,000.00	$1,006.39	$3.27
Hypothetical*	$1,000.00	$1,021.81	$3.29

†	Expenses are equal to the annualized expense ratio for each class (A: 0.89%; C: 1.24%; I: 0.65%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  29

Trustees and Officers
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
30   |  Annual Report

Trustees and Officers, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  31

Trustees and Officers, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
32   |  Annual Report

Other Information
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Fund of $34,219,968 (or the maximum allowed) are tax exempt dividends and $124,134 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly
Annual Report  |  33

Other Information, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total Fund expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was higher than the median and average fee levels for the fund category, the level of total expense for one representative share class was higher than the median and comparable to the average expense levels for the category, and that the total
34  |  Annual Report

Other Information, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
level of expense for a second share class was comparable to the median and lower than the average levels for the category. Peer group data showed that the Fund’s advisory fee level for the two share classes considered was comparable to the medians of their respective peer groups. The peer group data further showed that the total expense level for one of the Fund share classes was higher than the median of its peer group but was comparable to other funds in the peer group, while the total expense level for the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  35

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
36  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  37

This page intentionally left blank.
38  |  Annual Report

This page intentionally left blank.
Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH079

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Strategic Municipal Income Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class I shares decreased 32 cents to $14.84 per share during the fiscal year ended September 30, 2018. The Class I shares of your Fund outperformed the index with a 0.59% total return for the fiscal year ended September 30, 2018, compared to the 0.24% total return for the ICE BofAML Municipal Master Index. Performance results of individual share classes may vary based on class-specific fees and expenses.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The impact of the Fund’s 1.79 years shorter duration contributed 0.176%. The Fund’s credit quality allocations contributed 0.646%, while other risk factors contributed 0.317%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
For quite some time, investors have feared a shock that would send the municipal market roiling. The worries revolved around the prospect of increased supply due to infrastructure spending plans, deterioration of the credit quality of the entire healthcare sector in the face of massive healthcare reform, and tax reform that could evaporate demand by reducing marginal tax rates. Despite all the concerns, investors have broadly bought longer, lower-quality bonds, taking on more risk in the search for income after a prolonged period of very low interest rates, driven by central bank monetary accommodation.
In the fourth quarter of 2017, tax reform came to fruition. The market met it with a yawn, seeing an increase of short-term rates as the Federal Reserve normalizes its key target rate, and a decrease in long-term rates, which led to a flattening of the yield curve. With the changes to the tax code, the muni market lost the ability to advance refund debt, which, much like a homeowner refinancing an existing mortgage to save on interest costs, permitted an issuer to refinance higher-cost debt when interest rates were low to provide a present value savings. While many were focused on the supply side of the market and thought this would have a large impact, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.
What was downplayed was the reduction of the corporate tax rate from 35% to 21%, and the fact that corporations evaluating municipal bonds versus other fixed income securities on a tax-equivalent basis would now require higher hurdle rates to buy munis. We felt the impact this may have on two specific buyers—banks and property and casualty insurance companies, which have traditionally owned roughly 20% to 25% of outstanding municipal bonds—could lead them to think twice about owning municipal bonds. We did not expect an “Armageddon” event with these institutions suddenly selling all their holdings at once. Instead, we expected these buyers to step back from the primary market and potentially sell holdings into the secondary market, a scenario that has played out through much of 2018.
The change in the supply and demand dynamic, combined with the Fed tightening, has led to a rise in rates over much of the last 12 months. The fourth quarter of 2017 saw yields of short-maturity bonds increase significantly, while yields on intermediate and long bonds were slightly lower. The first quarter of 2018 saw the opposite; yields on short maturity bonds rose slightly while yields on intermediate and long bonds have increased significantly. Just as investors were becoming concerned about continuing losses in their municipal bond portfolios, the rise in yield was put on hold. For the remainder of the second quarter and much of the third quarter, yields moved very little and traded within a tight range. It was not until the last couple weeks of the third quarter of 2018 that we saw rates move again.
Despite the changes in the market over the last 12 months, broadly speaking, we believe that segments of the municipal bond market remain at best, fully valued, and, at worst, expensive. We have been focusing on the shorter maturity segments of the municipal bond market, which, based on our analysis, represent the best relative value. Fundamental value and price seem disconnected. This is doubly true for any security offering a little bit more yield or for investors desperate for the tax exemption. We ask ourselves: how long can price and fundamental value diverge? Regardless of the answer, volatility in the municipal market appears poised to increase. Perhaps it will stem from weaker demand, as tax code changes are digested, and market participants, able to purchase a broad array of fixed income securities, reevaluate their fixed income holdings based on their tax-adjusted return potential. Or maybe retail buyers back away after seeing another negative quarter of performance. Or possibly the Fed overshoots its target as it continues hiking rates this year, and next. Volatility likely awaits on the horizon.
We believe it is important to remember that in volatile markets, Thornburg’s core actively managed laddered strategies offer several benefits to our investors. We have positioned all our municipal bond funds in the lower end of their relative risk spectrums in anticipation of an inclement environment. This means they have lower-than-normal durations, higher-than-normal credit quality, and higher-than-normal reserve positions. Moreover, the cash that is organically generated by the ladder structure, through bond maturities and interest payments, can be reinvested in higher-yield securities if current interest rates are higher, while the remaining assets roll down the yield curve and price to shorter maturities. This structure is intended to aid in the recovery of initial net asset value losses in a rising-rate environment while delivering a level of tax-exempt income.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
Thank you for your continued trust and support.

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 4/1/09)
Without sales charge	0.36%	1.57%	3.12%	5.69%
With sales charge	-1.65%	0.88%	2.71%	5.47%
Class C Shares (Incep: 4/1/09)
Without sales charge	-0.12%	1.18%	2.76%	5.36%
With sales charge	-0.70%	1.18%	2.76%	5.36%
Class I Shares (Incep: 4/1/09)	0.59%	1.86%	3.43%	6.00%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.49%
SEC Yield	1.76%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.62%; I shares, 0.97%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.00%; C shares, 1.47%; I shares, 0.78%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.28%, and the SEC yield would have been 1.55%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.
Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).
The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by U.S. territories and possessions.
Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	220
Effective Duration	4.5 Yrs
Average Maturity	8.7 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.9%
	Arizona — 1.9%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	$2,500,000	$ 2,760,125
[a]	Industrial Development Authority of the County of Yavapai, (Waste Management, Inc.) AMT 2.80% due 6/1/2027 (put 6/1/2021)	1,500,000	1,505,340
	Pima County (Providence Day School) IDA, 5.125% due 12/1/2040	710,000	726,067
	Arkansas — 0.4%
	University of Arkansas Board of Trustees (Fayetteville Campus), 5.00% due 11/1/2036	1,000,000	1,119,230
	California — 14.6%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), 5.00% due 7/1/2047	1,635,000	1,709,818
	Benicia (Benicia High School; Insured: AGM) USD GO, Zero Coupon due 8/1/2026	830,000	657,377
	California (Children’s Hospital Los Angeles) HFFA,
	5.00% due 11/15/2034	420,000	447,275
	Series A, 5.00% due 8/15/2036	500,000	556,745
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,638,300
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 2.22% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,002,000
	California Infrastructure and Economic Development Bank (Pacific Gas and Electric Company),
[a]	1.75% due 11/1/2026 (put 6/1/2022)	1,310,000	1,240,007
[a]	Series E, 1.75% due 11/1/2026 (put 6/1/2022)	1,000,000	946,570
	California Municipal Finance Authority (Harbor Regional Center), 8.50% due 11/1/2039 (pre-refunded 11/1/2019)	1,000,000	1,070,460
[c]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) L.P. Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,030,210
	California State Department Water Resources Water Revenue, 1.70% due 11/2/2018	1,300,000	1,300,000
	California State Public Works Board (Department of General Services-Office Buildings 8 and 9 Renovation), 6.25% due 4/1/2034 (pre-refunded 4/1/2019)	100,000	102,268
	California Statewide Communities Development Authority (Aspire Public Schools), 6.125% due 7/1/2046 (pre-refunded 1/1/2019)	995,000	1,005,975
	California Statewide Communities Development Authority (Aspire Public Schools; LOC PCSD Guaranty Pool I, LLC), 5.00% due 7/1/2020 (pre-refunded 1/1/2019)	65,000	65,537
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Zero Coupon due 8/1/2025	2,025,000	1,509,111
	Carson Redevelopment Agency (Project Area 1), Series A, 7.00% due 10/1/2036 (pre-refunded 10/1/2019)	500,000	525,990
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	3,000,000	3,048,600
	City of Moorpark Mobile Home Park (Villa Del Arroyo), Series A, 6.15% due 5/15/2031	1,000,000	1,073,000
	City of Palm Springs Financing Authority (Downtown Revitalization Project), 5.25% due 6/1/2027	1,620,000	1,778,566
	Corona-Norco (Insured: AGM) USD COP, 5.00% due 4/15/2031	1,750,000	1,815,782
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	630,000	683,953
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	4,000,000	4,064,160
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), 5.25% due 12/15/2023	650,000	651,553
	M-S-R Energy Authority, 6.50% due 11/1/2039	1,000,000	1,367,770
	Oakland (County of Alameda Educational Facilities) USD GO, 5.00% due 8/1/2035	1,000,000	1,135,210
	Redwood City Redevelopment Agency (Redevelopment Project Area 2; Insured: AMBAC), Zero Coupon due 7/15/2021	1,285,000	1,203,030
	Riverside County Asset Leasing Corp. (Riverside County Hospital; Insured: Natl-Re), Zero Coupon due 6/1/2021	535,000	502,718
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 4.00% due 6/28/2019	3,000,000	3,049,020
	San Francisco City & County Redevelopment Financing Authority (Mission Bay North Redevelopment),
	Series C,
	6.50% due 8/1/2039 (pre-refunded 8/1/2019)	250,000	259,847
	6.75% due 8/1/2041 (pre-refunded 2/1/2021)	500,000	556,590
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Zero Coupon due 8/1/2023	1,025,000	907,781
	San Jose Redevelopment Agency (Merged Area Redevelopment), 5.50% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,066,870
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re), Series D, Zero Coupon due 9/1/2027	905,000	700,760
	Colorado — 2.3%
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,117,720
	Eagle River Fire District,
	6.625% due 12/1/2024 (pre-refunded 12/1/2019)	225,000	236,691
	6.875% due 12/1/2030 (pre-refunded 12/1/2019)	400,000	421,928
	Public Authority for Colorado Energy (Natural Gas Purchase),
	5.75% due 11/15/2018	150,000	150,630
	6.50% due 11/15/2038	260,000	348,803
	Regional Transportation District (FasTracks Transportation System) COP,
	5.375% due 6/1/2031	500,000	523,850
	Series A, 5.00% due 6/1/2044	565,000	609,223
	State of Colorado Education Loan Program, Series A, 4.00% due 6/27/2019	2,550,000	2,589,244
	Connecticut — 2.7%
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Connecticut Health & Educational Facilities Authority (Ethel Walker School), Series B, 6.00% due 7/1/2039 (pre-refunded 7/1/2019)	$1,000,000	$ 1,030,320
	State of Connecticut GO, 5.00% due 9/15/2033 - 4/15/2035	3,350,000	3,686,638
	University of Connecticut (Insured: AGM-CR), 5.00% due 4/15/2028	1,975,000	2,265,167
	Delaware — 0.4%
	Delaware (Nanticoke Memorial Hospital) HFA, 5.00% due 7/1/2021	1,000,000	1,051,240
	District of Columbia — 0.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGM), Zero Coupon due 10/1/2027	1,500,000	1,077,585
	Florida — 4.2%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,106,780
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 - 4/1/2028	2,250,000	2,471,483
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,396,944
[d]	Miami-Dade County Industrial Development Authority (Florida Power & Light Co.), 1.68% due 4/1/2020 (put 10/1/2018)	500,000	500,000
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, 5.00% due 8/1/2027	1,100,000	1,192,697
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,135,940
	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), 4.577% due 10/1/2021	1,000,000	1,034,180
	Tampa Sports Authority (Tampa Bay Arena; Insured: Natl-Re), 5.75% due 10/1/2020	430,000	445,514
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), 5.00% due 10/15/2030	1,500,000	1,674,015
	Georgia — 0.7%
	City of Atlanta (Water and Wastewater Capital Improvement Program), 6.25% due 11/1/2034 (pre-refunded 11/1/2019)	500,000	522,980
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.), 5.00% due 10/1/2019	1,000,000	1,028,570
	Main Street Natural Gas, Inc. (Georgia Gas), 5.50% due 9/15/2023	350,000	393,589
	Guam — 3.7%
	Government of Guam (Economic Development) GO, 7.00% due 11/15/2039 (pre-refunded 11/15/2019)	520,000	549,042
	Government of Guam (Economic Development), Series D, 5.00% due 11/15/2031	2,000,000	2,186,220
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.75% due 12/1/2034 (pre-refunded 12/1/2019)	500,000	521,565
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2032	3,000,000	3,271,440
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2033	1,000,000	1,101,940
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,092,940
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	536,360
	5.25% due 7/1/2024	500,000	551,740
	Hawaii — 0.4%
[b]	City and County of Honolulu (Rail Transit Project) GO, 1.88% (MUNIPSA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	999,650
	Idaho — 0.1%
[a]	Idaho (Trinity Health Credit Group) HFA, 1.375% due 12/1/2048 (put 11/1/2018)	300,000	299,889
	Illinois — 9.1%
	Chicago Park District (Various Capital Projects) GO, 5.00% due 1/1/2035	2,000,000	2,128,740
	Chicago Park District, 5.00% due 1/1/2027	825,000	924,866
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	557,435
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	530,960
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,625,190
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	213,506
	City of Chicago (Water System Improvements; Insured: AMBAC), Zero Coupon due 11/1/2018	305,000	304,421
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,255,885
	Cook County GO, Series A, 5.25% due 11/15/2033	1,000,000	1,045,840
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029	2,195,000	2,444,286
[d]	Illinois Finance Authority (Northwestern Memorial Healthcare; SPA JPMorgan Chase Bank, N.A.), 1.69% due 8/15/2042 (put 10/1/2018)	1,400,000	1,400,000
	Illinois Finance Authority (OSF Healthcare System), 6.00% due 5/15/2039 (pre-refunded 5/15/2020)	990,000	1,050,964
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), 5.00% due 8/15/2035	2,355,000	2,530,236
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	773,330
	Illinois State University (Insured AGM), Series A, 5.00% due 4/1/2021 - 4/1/2036	1,915,000	2,091,350
	Illinois Toll Highway Authority (Move Illinois Program), 5.00% due 1/1/2037	1,000,000	1,096,960
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,486,183
	Series D, 5.00% due 1/1/2028	1,000,000	1,110,750
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	47,467
	Will County School District No. 114 (Educational Facilities; Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	570,000	478,925
	Indiana — 1.9%
	City of Carmel Redevelopment District (Performing Arts Center) COP, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	1,000,000	1,096,260
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, 5.00% due 3/1/2046 (put 3/1/2023)	2,500,000	2,743,150
	Indiana Finance Authority (Marian University), 6.375% due 9/15/2041	1,000,000	1,066,360
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Kansas — 0.8%
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	$2,000,000	$ 2,213,520
	Kentucky — 2.3%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 89; Insured: AGM), 5.00% due 11/1/2020 (pre-refunded 11/1/2018)	2,500,000	2,506,450
	County of Owen (Kentucky-American Water Co. Project), Series A-KY, 6.25% due 6/1/2039	540,000	554,969
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2022	3,365,000	3,002,190
	Louisiana — 1.9%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034	400,000	439,268
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038	2,000,000	2,191,680
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,250,000	2,356,942
	Massachusetts — 0.3%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	608,449
	Massachusetts Educational Financing Authority (MEFA Loan Program), 6.00% due 1/1/2028	160,000	164,474
	Michigan — 6.3%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,398,412
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032	1,025,000	1,118,562
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,104,070
	Detroit City School District (School Building & Site; Insured: AGM) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,160,870
	Detroit City School District (School Building & Site; Insured: Q-SBLF), Series A, 5.00% due 5/1/2025	1,000,000	1,082,600
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital),
	5.00% due 5/15/2036	450,000	464,036
	5.00% due 5/15/2036 (pre-refunded 5/15/2020)	550,000	575,163
	5.25% due 5/15/2041	140,000	148,637
	5.25% due 5/15/2041 (pre-refunded 5/15/2021)	860,000	927,071
	Livonia Public School District (School Building & Site) GO, Series I, 5.00% due 5/1/2036	225,000	246,848
	Michigan Finance Authority (State Dept. of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,066,090
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	950,000	961,048
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.75% due 11/15/2039 (pre-refunded 11/15/2019)	1,000,000	1,040,940
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	2,000,000	2,226,160
	Michigan Strategic Fund (Detroit Edison Company; Insured: Natl-Re/AMBAC), 7.00% due 5/1/2021	250,000	278,270
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	2,890,567
	Missouri — 1.1%
	Platte County 5.00% due 4/1/2020	350,000	341,103
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 6.00% due 5/1/2030	2,505,000	2,517,625
	Nebraska — 0.8%
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	1,951,946
	Nevada — 1.4%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,089,980
[a,c]	State of Nevada Department of Business & Industry AMT, 2.25% due 12/1/2026 (put 12/3/2018)	2,500,000	2,500,000
	New Jersey — 3.8%
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	1,000,000	1,070,540
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,158,620
	New Jersey Transit Corp. (Federal Transit Administration Section 5307 Urbanized Area Formula Funds), Series A, 5.00% due 9/15/2020	1,000,000	1,050,470
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[b]	2.76% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	1,000,000	1,007,630
	5.00% due 6/15/2027	3,000,000	3,342,090
	Tobacco Settlement Financing Corp.,
	5.00% due 6/1/2020	1,000,000	1,045,470
	Series A, 5.00% due 6/1/2019	1,310,000	1,335,401
	New Mexico — 1.8%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), 4.70% due 9/1/2024	1,000,000	1,049,850
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,500,000	2,606,375
[d]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services; SPA Wells Fargo Bank, N.A.), Series C, 1.69% due 8/1/2034 (put 10/1/2018)	1,060,000	1,060,000
	New York — 8.4%
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2023	3,000,000	3,365,310
	Series J, 5.00% due 8/1/2031	2,000,000	2,238,540
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1A, 4.00% due 2/15/2019	1,000,000	1,007,240
	Metropolitan Transportation Authority, Series C-1, 5.00% due 11/15/2031	2,000,000	2,290,640
[d]	New York City Transitional Finance Authority (City Capital Projects; SPA Landesbank Hessen-Thuringen), Series C, 1.70% due 8/1/2031 (put 10/1/2018)	3,550,000	3,550,000
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
[d]	New York City Water & Sewer System (SPA: Landesbank Hessen-Thuringen), 1.68% due 6/15/2044 (put 10/1/2018)	$6,500,000	$ 6,500,000
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2022	1,000,000	1,085,510
	Town of Oyster Bay GO, 3.00% due 2/1/2019 - 2/1/2020	2,250,000	2,257,982
	North Carolina — 0.6%
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029	1,500,000	1,684,740
	Ohio — 1.3%
	Akron, Bath and Copley Joint Hospital District (Summa Health), 5.25% due 11/15/2030	1,420,000	1,580,460
	City of Akron (Community Learning Centers), 5.00% due 12/1/2031	625,000	679,362
	Cleveland-Cuyahoga County Port Authority (Flats East Development Project; LOC Fifth Third Bank), 7.00% due 5/15/2040	925,000	998,408
[a]	County of Franklin (Trinity Health Corp. Obligated Group), 1.375% due 12/1/2046 (put 11/1/2018)	200,000	199,926
	Pennsylvania — 6.6%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	885,000	923,489
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,645,172
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,138,760
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,114,430
	Lancaster County Hospital Authority (Masonic Villages Project), 5.00% due 11/1/2019	2,675,000	2,755,089
	Pennsylvania Economic (Colver Project; Insured: AMBAC) DFA AMT, Series F, 4.625% due 12/1/2018	325,000	327,451
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2037	2,000,000	2,241,540
	Pennsylvania Turnpike Commission (Highway Improvements),
	5.35% due 12/1/2030 (pre-refunded 12/1/2020)	770,000	820,789
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,230,000	1,315,178
	Pennsylvania Turnpike Commission, 5.00% due 12/1/2037	750,000	830,692
	Philadelphia (Mast Charter School) IDA, 6.00% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,067,780
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), 5.00% due 9/1/2035	1,500,000	1,662,720
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,469,358
	School District of Philadelphia GO, 5.00% due 9/1/2038	100,000	109,314
	Rhode Island — 0.3%
	Pawtucket Housing Authority,
	5.50% due 9/1/2022 - 9/1/2024	475,000	515,060
	5.50% due 9/1/2022 - 9/1/2024 (pre-refunded 9/1/2020)	190,000	207,150
	South Carolina — 0.7%
	South Carolina Public Service Authority (Summer Nuclear Units 2 and 3), Series B, 5.00% due 12/1/2034	1,780,000	1,895,308
	South Dakota — 0.5%
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2027	400,000	425,608
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.50% due 11/1/2040	750,000	773,985
	Tennessee — 0.6%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2036	1,000,000	1,120,560
	Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	500,000	561,400
	Texas — 12.2%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2032 - 1/1/2034	1,600,000	1,778,752
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,146,314
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,831,300
	City of Houston (Convention & Entertainment Facilities Department), 5.00% due 9/1/2025 - 9/1/2034	2,875,000	3,173,349
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	3,000,000	3,391,860
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,165,000	1,277,364
	Harris County-Houston Sports Authority, Series A, 5.00% due 11/15/2030	2,000,000	2,211,440
	Kimble County Hospital District, Series A, 6.25% due 8/15/2033 (pre-refunded 8/15/2019)	500,000	518,165
	La Vernia Higher Education Finance Corp. (Kipp, Inc.), Series A, 6.25% due 8/15/2039 (pre-refunded 8/15/2019)	1,000,000	1,034,570
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	3,235,118
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	21,908
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	885,915
	San Antonio Energy Acquisition Public Facilities Corp. (Natural Gas Supply Agreement), 5.50% due 8/1/2021	40,000	43,315
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 6.70% due 8/15/2040 (pre-refunded 8/15/2020)	1,000,000	1,082,900
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.20% due 2/15/2040 (pre-refunded 2/15/2020)	1,000,000	1,053,640
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,000,000	1,076,730
	Texas Transportation Commission (Highway Improvements) GO, 4.00% due 8/29/2019	6,450,000	6,568,745
	U. S. Virgin Islands — 0.6%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2037	1,500,000	1,512,750
	Utah — 0.8%
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Herriman City (Towne Center Access and Utility Improvements), 4.75% due 11/1/2022 (pre-refunded 5/1/2020)	$1,000,000	$ 1,043,200
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033	1,000,000	1,116,720
	Washington — 1.2%
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045	2,000,000	2,181,820
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center), 5.70% due 7/1/2038 (pre-refunded 7/1/2020)	1,000,000	1,062,470
	West Virginia — 0.9%
[a]	West Virginia Economic Development Authority (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	1,500,000	1,492,440
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.) AMT, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,000,000	978,540
	Wisconsin — 0.9%
[e]	Public Finance Authority (Alabama Proton Therapy Center), 6.25% due 10/1/2031	1,000,000	967,230
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,414,538
	Total Investments — 98.9% (Cost $252,816,398)		$261,223,626
	Other Assets Less Liabilities — 1.1%		2,975,169
	Net Assets — 100.0%		$264,198,795

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2018.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $3,530,210, representing 1.34% of the Fund’s net assets.
d	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $967,230, representing 0.37% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Public Finance Authority (Alabama Proton Therapy Center), 6.25%, 10/01/2031	12/01/2017	$ 1,000,000	$ 967,230	0.4%
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCSD	Pacific Charter School Development, Inc.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.
12   |  Annual Report

Statement of Assets and Liabilities
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
ASSETS
Investments at value (cost $252,816,398) (Note 3)	$ 261,223,626
Cash	323,221
Receivable for investments sold	100,000
Receivable for fund shares sold	279,513
Interest receivable	3,196,998
Prepaid expenses and other assets	27,089
Total Assets	265,150,447
Liabilities
Payable for fund shares redeemed	694,747
Payable to investment advisor and other affiliates (Note 4)	141,504
Accounts payable and accrued expenses	88,398
Dividends payable	27,003
Total Liabilities	951,652
Net Assets	$ 264,198,795
NET ASSETS CONSIST OF
Distributable earnings	$ 7,565,867
Net capital paid in on shares of beneficial interest	256,632,928
$ 264,198,795
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($53,693,007 applicable to 3,622,583 shares of beneficial interest outstanding - Note 5)	$ 14.82
Maximum sales charge, 2.00% of offering price	0.30
Maximum offering price per share	$ 15.12
Class C Shares:
Net asset value and offering price per share* ($24,950,746 applicable to 1,681,668 shares of beneficial interest outstanding - Note 5)	$ 14.84
Class I Shares:
Net asset value, offering and redemption price per share ($185,555,042 applicable to 12,507,531 shares of beneficial interest outstanding - Note 5)	$ 14.84

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg Strategic Municipal Income Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income (net of premium amortized of $2,257,527)	$ 9,315,965
EXPENSES
Investment advisory fees (Note 4)	1,998,611
Administration fees (Note 4)
Class A Shares	57,376
Class C Shares	29,106
Class I Shares	129,763
Distribution and service fees (Note 4)
Class A Shares	146,124
Class C Shares	176,432
Transfer agent fees
Class A Shares	59,505
Class C Shares	23,975
Class I Shares	116,641
Registration and filing fees
Class A Shares	14,913
Class C Shares	15,307
Class I Shares	16,984
Custodian fees (Note 2)	53,681
Professional fees	48,727
Trustee and officer fees (Note 4)	14,218
Accounting fees (Note 4)	1,742
Other expenses	36,833
Total Expenses	2,939,938
Less:
Expenses reimbursed by investment advisor (Note 4)	(128,523)
Investment advisory fees waived by investment advisor (Note 4)	(399,722)
Net Expenses	2,411,693
Net Investment Income	$ 6,904,272
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	565,924
Net change in unrealized appreciation (depreciation) on investments	(6,324,250)
Net Realized and Unrealized Loss	(5,758,326)
Net Increase in Net Assets Resulting from Operations	$ 1,145,946
See notes to financial statements.
14   |  Annual Report

Statements of Changes in Net Assets
Thornburg Strategic Municipal Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 6,904,272	$ 6,887,834
Net realized gain (loss) on investments	565,924	(1,331,206)
Net unrealized appreciation (depreciation) on investments	(6,324,250)	(6,558,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,145,946	(1,001,598)
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(1,457,674)	(1,557,265)
Class C Shares	(591,918)	(672,205)
Class I Shares	(4,854,680)	(4,658,606)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(6,585,158)	(15,311,985)
Class C Shares	(7,341,022)	(4,851,450)
Class I Shares	14,540,613	(11,093,234)
Net Decrease in Net Assets	(5,143,893)	(39,146,343)
NET ASSETS
Beginning of Year	269,342,688	308,489,031
End of Year	$ 264,198,795	$ 269,342,688
See notes to financial statements.
Annual Report  |  15

Notes to Financial Statements
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
16  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 252,816,399
Gross unrealized appreciation on a tax basis	9,093,863
Gross unrealized depreciation on a tax basis	(686,636)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 8,407,227
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $134,778. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $709,693 (of which $709,693 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2018, the Fund had $30,114 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2018 and September 30, 2017 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Tax exempt income	$ 6,823,980	$ 6,755,009
Ordinary income	80,292	133,067
Total	$ 6,904,272	$ 6,888,076
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
18  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 261,223,626	$ —	$ 261,223,626	$ —
Total Investments in Securities	$ 261,223,626	$ —	$ 261,223,626	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500
The Fund’s effective management fee for the year ended September 30, 2018 was 0.75% of the Fund’s average daily net assets (before applicable management fee waiver of $399,722).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $818 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,759 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually waived Fund level investment advisory fees of $399,722. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $77,773 for Class A shares, $2,647 for Class C shares, and $48,103 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 8.39%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had transactions with affiliated funds of $6,565,000 in purchases and $5,046,179 in sales generating no realized gains or losses.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	807,030	$ 12,094,444	1,322,804	$ 19,909,384
Shares issued to shareholders in reinvestment of dividends	96,102	1,437,053	100,078	1,505,509
Shares repurchased	(1,343,468)	(20,116,655)	(2,451,992)	(36,726,878)
Net decrease	(440,336)	$ (6,585,158)	(1,029,110)	$ (15,311,985)
Class C Shares
Shares sold	197,098	$ 2,958,861	493,092	$ 7,406,382
Shares issued to shareholders in reinvestment of dividends	36,988	553,863	41,235	620,979
Shares repurchased	(724,556)	(10,853,746)	(856,940)	(12,878,811)
Net decrease	(490,470)	$ (7,341,022)	(322,613)	$ (4,851,450)
Class I Shares
Shares sold	3,992,645	$ 59,838,166	5,124,506	$ 76,773,451
Shares issued to shareholders in reinvestment of dividends	308,845	4,621,743	284,146	4,280,377
Shares repurchased	(3,332,449)	(49,919,296)	(6,138,227)	(92,147,062)
Net increase (decrease)	969,041	$ 14,540,613	(729,575)	$ (11,093,234)
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $53,574,590 and $50,151,043, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (1,557,265)
Class C Shares	(672,205)
Class I Shares	(4,658,606)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  21

Financial Highlights
Thornburg Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	(0.37)	$ 14.82
2017 (b)	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	(0.35)	$ 15.14
2016 (b)	$ 15.16	0.33	0.37	0.70	(0.33)	—	(0.33)	$ 15.53
2015 (b)	$ 15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$ 15.16
2014 (b)	$ 14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$ 15.19
CLASS C SHARES
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	$ 15.16
2016	$ 15.17	0.28	0.37	0.65	(0.28)	—	(0.28)	$ 15.54
2015	$ 15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$ 15.17
2014	$ 14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$ 15.20
CLASS I SHARES
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	(0.41)	$ 14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	(0.39)	$ 15.16
2016	$ 15.17	0.38	0.37	0.75	(0.38)	—	(0.38)	$ 15.54
2015	$ 15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$ 15.17
2014	$ 14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$ 15.20

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Strategic Municipal Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.49	1.00	1.00	1.28	0.36	21.06	$ 53,693
2.30	1.09	1.09	1.30	(0.23)	27.35	$ 61,525
2.11	1.25	1.25	1.29	4.63	11.24	$ 79,058
2.28	1.25	1.25	1.31	2.18	12.13	$ 66,722
2.82	1.25	1.25	1.31	8.93	21.89	$ 61,424

2.01	1.48	1.48	1.64	(0.12)	21.06	$ 24,951
1.88	1.52	1.52	1.66	(0.59)	27.35	$ 32,926
1.80	1.55	1.55	1.66	4.32	11.24	$ 38,773
1.98	1.55	1.55	1.70	1.87	12.13	$ 29,073
2.53	1.55	1.55	1.72	8.60	21.89	$ 26,168

2.72	0.78	0.78	0.96	0.59	21.06	$ 185,555
2.56	0.83	0.83	0.94	0.09	27.35	$ 174,892
2.42	0.93	0.93	0.93	4.96	11.24	$ 190,658
2.60	0.93	0.93	0.93	2.50	12.13	$ 151,992
3.12	0.94	0.93	0.94	9.27	21.89	$ 137,109
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Strategic Municipal Income Fund
To the Trustees and Shareholders of the
Thornburg Strategic Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Strategic Municipal Income Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,006.59	$5.03
Hypothetical*	$1,000.00	$1,020.05	$5.06
CLASS C SHARES
Actual	$1,000.00	$1,004.92	$7.39
Hypothetical*	$1,000.00	$1,017.70	$7.44
CLASS I SHARES
Actual	$1,000.00	$1,008.38	$3.93
Hypothetical*	$1,000.00	$1,021.16	$3.95

†	Expenses are equal to the annualized expense ratio for each class (A: 1.00%; C: 1.47%; I: 0.78%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Fund of $6,823,980 (or the maximum allowed) are tax exempt dividends and $80,292 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly
Annual Report  |  29

Other Information, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the eight calendar years since the inception of the Fund’s investment operations, comparing the Fund’s annual investment returns to a fund category composed by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories composed by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses for two share classes to fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund after a contractual waiver was higher than the median and average levels for the fund category, the level of total expense for a representative
30   |  Annual Report

Other Information, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2018 (Unaudited)
share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was higher than the median and comparable to the average levels for the category. Peer group data showed that the Fund’s stated advisory was higher than the median levels of the two peer groups considered but comparable to other funds in the peer groups after waivers, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups after waivers and reimbursements. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staffing competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation their consideration of the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

This page intentionally left blank.
34  |  Annual Report

This page intentionally left blank.
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1978

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg California Limited Term Municipal Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares decreased 33 cents to $13.46 per share during the fiscal year ended September 30, 2018. The Class I shares of your Fund underperformed the index with a negative 0.65% total return for the fiscal year ended September 30, 2018, compared to the negative 0.29% total return for the ICE BofAML 1–10 Year U.S. Municipal Securities Index. Performance results of individual share classes may vary based on class-specific fees and expenses.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing maturity allocations, and other risk factors. The impact of the Fund’s 0.67 years shorter duration contributed 0.028%. The Fund’s maturity allocations contributed 0.198%, while other risk factors contributed 0.141%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
For quite some time, investors have feared a shock that would send the municipal market roiling. The worries revolved around the prospect of increased supply due to infrastructure spending plans, deterioration of the credit quality of the entire healthcare sector in the face of massive healthcare reform, and tax reform that could evaporate demand by reducing marginal tax rates. Despite all the concerns, investors have broadly bought longer, lower-quality bonds, taking on more risk in the search for income after a prolonged period of very low interest rates, driven by central bank monetary accommodation.
In the fourth quarter of 2017, tax reform came to fruition. The market met it with a yawn, seeing an increase of short-term rates as the Federal Reserve normalizes its key target rate, and a decrease in long-term rates, which led to a flattening of the yield curve. With the changes to the tax code, the muni market lost the ability to advance refund debt, which, much like a homeowner refinancing an existing mortgage to save on interest costs, permitted an issuer to refinance higher-cost debt when interest rates were low to provide a present value savings. While many were focused on the supply side of the market and thought this would have a large impact, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.
What was downplayed was the reduction of the corporate tax rate from 35% to 21%, and the fact that corporations evaluating municipal bonds versus other fixed income securities on a tax-equivalent basis would now require higher hurdle rates to buy munis. We felt the impact this may have on two specific buyers—banks and property and casualty insurance companies, which have traditionally owned roughly 20% to 25% of outstanding municipal bonds—could lead them to think twice about owning municipal bonds. We did not expect an
“Armageddon” event with these institutions suddenly selling all their holdings at once. Instead, we expected these buyers to step back from the primary market and potentially sell holdings into the secondary market, a scenario that has played out through much of 2018.
The change in the supply and demand dynamic, combined with the Fed tightening, has led to a rise in rates over much of the last 12 months. The fourth quarter of 2017 saw yields of short-maturity bonds increase significantly, while yields on intermediate and long bonds were slightly lower. The first quarter of 2018 saw the opposite; yields on short maturity bonds rose slightly while yields on intermediate and long bonds have increased significantly. Just as investors were becoming concerned about continuing losses in their municipal bond portfolios, the rise in yield was put on hold. For the remainder of the second quarter and much of the third quarter, yields moved very little and traded within a tight range. It was not until the last couple weeks of the third quarter of 2018 that we saw rates move again.
Despite the changes in the market over the last 12 months, broadly speaking, we believe that segments of the municipal bond market remain at best, fully valued, and, at worst, expensive. We have been focusing on the shorter maturity segments of the municipal bond market, which, based on our analysis, represent the best relative value. Fundamental value and price seem disconnected. This is doubly true for any security offering a little bit more yield or for investors desperate for the tax exemption. We ask ourselves: how long can price and fundamental value diverge? Regardless of the answer, volatility in the municipal market appears poised to increase. Perhaps it will stem from weaker demand, as tax code changes are digested, and market participants, able to purchase a broad array of fixed income securities, reevaluate their fixed income holdings based on their tax-adjusted return potential. Or maybe retail buyers back away after seeing another negative quarter of performance. Or possibly the Fed overshoots its target as it continues hiking rates this year, and next. Volatility likely awaits on the horizon.
We believe it is important to remember that in volatile markets, Thornburg’s core actively managed laddered strategies offer several benefits to our investors. We have positioned all our municipal bond funds in the lower end of their relative risk spectrums in anticipation of an inclement environment. This means they have lower-than-normal durations, higher-than-normal credit quality, and higher-than-normal reserve positions. Moreover, the cash that is organically generated by the ladder structure, through bond maturities and interest payments, can be reinvested in higher-yield securities if current interest rates are higher, while the remaining assets roll down the yield curve and price to shorter maturities. This structure is intended to aid in the recovery of initial net asset value losses in a rising-rate environment while delivering a level of tax-exempt income.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
Thank you for your continued trust and support.

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 2/19/87)
Without sales charge	-0.92%	0.42%	1.31%	2.81%	4.07%
With sales charge	-2.40%	-0.08%	1.00%	2.65%	4.02%
Class C Shares (Incep: 9/1/94)
Without sales charge	-1.18%	0.17%	1.05%	2.54%	3.03%
With sales charge	-1.67%	0.17%	1.05%	2.54%	3.03%
Class I Shares (Incep: 4/1/97)	-0.65%	0.71%	1.62%	3.13%	3.50%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.51%
SEC Yield	1.01%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.89%; C shares, 1.15%; I shares, 0.67%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.
Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
As described in the Fund’s prospectus, the Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	339
Effective Duration	2.9 Yrs
Average Maturity	3.5 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2018 - 12/1/2024	$ 4,375,000	$ 4,788,606
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	548,335
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,096,670
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Zero Coupon due 9/1/2022	3,000,000	2,713,620
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	2.26% (MUNIPSA + 0.70%) due 4/1/2047 (put 10/1/2019)	5,000,000	5,012,850
[b]	2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	4,872,076
[b]	Series E, 2.00% due 4/1/2034 (put 4/1/2021)	5,300,000	5,289,718
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024	1,000,000	1,106,170
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2020 - 9/2/2023	6,225,000	6,864,828
[c]	California (Adventist Health System/West Obligated Group; LOC U.S. Bank N.A.) HFFA, Series B, 1.33% due 9/1/2028 (put 10/1/2018)	5,115,000	5,115,000
	California (Children’s Hospital Los Angeles) HFFA, 5.00% due 11/15/2018 - 11/15/2023	3,425,000	3,591,843
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2022	1,000,000	1,068,620
	California (Episcopal Home; Insured: California Mtg Insurance) HFFA, Series B, 5.10% due 2/1/2019 (ETM)	290,000	293,335
	California (Kaiser Permanente) HFFA, 5.00% due 11/1/2027	3,000,000	3,641,160
	California (Providence Health and Services) HFFA, Series C, 6.00% due 10/1/2018	1,000,000	1,000,000
	California (St. Joseph Health System) HFFA,
	Series A, 5.00% due 7/1/2024	1,000,000	1,129,860
[b]	Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,293,650
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2022	2,000,000	2,146,460
	California Educational Facilities Authority (Loyola Marymount University; Insured: Natl-Re), Series A, Zero Coupon due 10/1/2019	2,025,000	1,985,006
	California Educational Facilities Authority (Pitzer College), 5.00% due 4/1/2020 (ETM)	1,445,000	1,513,450
	California Infrastructure and Economic Development Bank (California Academy of Sciences),
[a]	Series C, 1.95% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	4,985,000	4,986,246
[a]	Series D, 1.941% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	6,000,000	6,001,500
	California Infrastructure and Economic Development Bank (J Paul Getty Trust), Series A-1 5.00% due 10/1/2018	1,475,000	1,475,000
	California Infrastructure and Economic Development Bank (King City High School), 5.25% due 8/15/2020	1,000,000	1,046,860
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), 2.22% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	6,250,000	6,262,500
	California Infrastructure and Economic Development Bank (Pacific Gas and Electric Company),
[b]	1.75% due 11/1/2026 (put 6/1/2022)	4,500,000	4,259,565
[b]	Series E, 1.75% due 11/1/2026 (put 6/1/2022)	3,500,000	3,312,995
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2019 - 7/1/2027	1,650,000	1,839,199
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	435,000	478,864
	California Municipal Finance Authority (Biola University),
	4.00% due 10/1/2019	405,000	413,080
	5.00% due 10/1/2020 - 10/1/2027	2,855,000	3,185,903
[c]	California Pollution Control Financing Authority (Pacific Gas & Electric Co.; LOC Mizuko Bank Ltd.), 1.68% due 11/1/2026 (put 10/1/2018)	14,000,000	14,000,000
	California State Housing Finance Agency (Multi-Family Housing; Insured: FHA), 3.05% due 12/1/2019	735,000	735,375
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	622,986
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	5.00% due 4/1/2024	3,350,000	3,683,057
	Series A,
	1.65% due 10/25/2018	5,000,000	5,000,000
	5.00% due 9/1/2022 - 9/1/2024	10,430,000	11,812,758
	Series G, 5.00% due 11/1/2022	1,500,000	1,674,840
	California State Public Works Board (Judicial Council Projects),
	Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,690,458
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,708,279
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	7,938,190
	California State Public Works Board (University of California; Insured: Natl-Re), Series A, 5.00% due 6/1/2020 (ETM)	1,185,000	1,248,054
	California State Public Works Board (Various State Participating Agency Capital Projects), 5.125% due 3/1/2021 (pre-refunded 3/1/2020)	1,635,000	1,712,417
	California State Public Works Board (Yuba City Courthouse), 5.00% due 6/1/2022	1,950,000	2,157,811
	California Statewide Communities Development Authority (Aspire Public Schools; LOC PCSD Guaranty Pool I, LLC), 5.00% due 7/1/2020 (pre-refunded 1/1/2019)	470,000	473,887
	California Statewide Communities Development Authority (Cottage Health System),
	4.00% due 11/1/2021	150,000	157,998
	5.00% due 11/1/2020 - 11/1/2025	710,000	793,376
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2021 - 5/15/2027	2,260,000	2,497,186
	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series A, 5.00% due 4/1/2019	3,715,000	3,773,771
[b]	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,195,000	4,165,845
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Zero Coupon due 8/1/2025	4,180,000	3,115,103
	Carson Redevelopment Agency (Project Area 1), Series A, 6.00% due 10/1/2019 (ETM)	540,000	550,201
8   |  Annual Report

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	$ 550,000	$ 637,703
	Central Valley Financing Authority (Carson Ice), 5.25% due 7/1/2020	500,000	529,170
	Chabot-Las Positas Community College District (Educational Facilities) GO,
	4.00% due 8/1/2019	360,000	366,973
	5.00% due 8/1/2020 - 8/1/2021	885,000	948,113
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, 5.00% due 11/1/2022	700,000	723,394
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,586,675
	City of Burbank (Burbank Water and Power System), Series A, 5.00% due 6/1/2020	625,000	658,575
	City of Chula Vista (Capital Facilities Project) COP, 5.25% due 3/1/2020 (ETM)	1,300,000	1,362,881
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,967,104
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	4,144,645
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2021 - 3/1/2023	2,270,000	2,490,301
	City of Folsom (Community Facilities District No. 2), 5.00% due 12/1/2018	965,000	970,163
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	8,500,000	8,637,700
	City of Manteca (Wastewater Quality Control Facility), 4.00% due 12/1/2018	375,000	376,489
	City of Manteca (Water Supply System), 5.00% due 7/1/2019 - 7/1/2023	2,050,000	2,202,189
	City of Porterville (Public Service Capital Projects; Insured: AMBAC) COP, 6.30% due 10/1/2018 (ETM)	245,000	245,000
	City of San Jose Financing Authority (Civic Center Project),
	Series A,
	4.00% due 6/1/2021	1,000,000	1,057,220
	5.00% due 6/1/2019 - 6/1/2024	3,745,000	4,108,158
	City of Torrance (Torrance Memorial Medical Center), 5.00% due 9/1/2020	1,155,000	1,218,167
[a]	Contra Costa Transportation Authority Series A, 1.702% (LIBOR 1 Month + 0.25%) due 3/1/2034 (put 9/1/2021)	5,000,000	4,990,150
	County of El Dorado Community Facilities District (El Dorado Hills Development), 5.00% due 9/1/2019	1,700,000	1,748,280
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	10,000,000	10,160,400
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), 5.00% due 6/1/2020 - 6/1/2024	6,000,000	6,566,680
	County of Monterey (Natividad Medical Center; Insured: AGM) COP, 5.25% due 8/1/2021	3,700,000	3,859,507
	Delano Financing Authority (Police Station and Capital Improvements), Series A, 5.00% due 12/1/2018 - 12/1/2019	2,330,000	2,377,871
	Desert Sands (Educational Facilities; Insured: BAM) USD COP,
	4.00% due 3/1/2019	1,000,000	1,008,890
	5.00% due 3/1/2020 - 3/1/2021	1,780,000	1,887,536
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,718,215
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1),
	4.00% due 9/1/2020	575,000	596,810
	5.00% due 9/1/2021 - 9/1/2025	1,200,000	1,349,231
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	10,305,094
	Fresno County (Educational Facilities; Insured: Natl-Re) USD GO,
	Series B, 5.00% due 2/1/2020	2,510,000	2,608,317
	Series C, 5.90% due 8/1/2019 - 8/1/2020	1,395,000	1,468,229
	Golden Gate Bridge Highway and Transportation District of California, 1.66% due 10/2/2018	5,700,000	5,700,000
	Government of Guam (Various Capital Projects),
	Series A, 5.25% due 11/1/2018	1,100,000	1,102,552
	Series D, 5.00% due 11/15/2023 - 11/15/2025	5,425,000	6,068,171
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027 - 10/1/2028	3,810,000	4,296,703
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,369,936
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2021 - 7/1/2027	2,735,000	3,026,360
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2019 - 6/1/2025	4,370,000	4,807,846
[c]	Irvine Ranch Water District (LOC U.S. Bank N.A.), Series A, 1.33% due 10/1/2041 (put 10/1/2018)	950,000	950,000
[c]	Irvine Unified School District (Community Facilities District No. 09; LOC U.S. Bank N.A.), Series C, 1.33% due 9/1/2054 (put 10/1/2018)	11,080,000	11,080,000
	Jurupa Public Financing Authority (Community Services District-Eastvale Area; Insured: AGM), 4.50% due 9/1/2019 - 9/1/2020	1,850,000	1,915,352
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2), 5.00% due 9/1/2021 - 9/1/2023	4,500,000	5,017,035
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2020 - 10/1/2023	4,145,000	4,476,498
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD COP, Series B-2, 5.50% due 12/1/2018	2,000,000	2,012,060
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,407,040
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,527,215
	Los Angeles Community College District (Facilities Projects) GO, Series J, 5.00% due 8/1/2026	1,000,000	1,198,780
	Los Angeles County Schools Regionalized Business Services Corp. (Insured: AMBAC) COP, Series A, Zero Coupon due 8/1/2021	2,135,000	1,992,233
	Los Angeles Department of Airports AMT, Series B, 5.00% due 5/15/2025 - 5/15/2026	10,220,000	11,783,713
[c]	Los Angeles Department of Water & Power Power System Revenue, 1.33% due 7/1/2034 (put 10/1/2018)	900,000	900,000
	Los Angeles Department of Water and Power (Power System Capital Improvements),
	Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	947,181
[c]	Series A-3 1.33% due 7/1/2035 (put 10/1/2018)	5,085,000	5,084,932
Annual Report  |  9

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Los Angeles Department of Water, Series A, 5.00% due 7/1/2027	$ 1,565,000	$ 1,898,032
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,124,690
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD,
	Series F,
	4.00% due 9/1/2019	870,000	887,017
	5.00% due 9/1/2020 - 9/1/2023	2,675,000	2,882,550
	Mark West Union School District (Educational Facilities; Insured: Natl-Re) GO, 4.125% due 8/1/2020	1,275,000	1,277,448
	Metropolitan Water District of Southern California
[c]	Series A, 1.33% due 7/1/2047 (put 10/1/2018)	5,100,000	5,100,000
[c]	Series B-3 1.33% due 7/1/2035 (put 10/1/2018)	4,800,000	4,800,000
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,688,401
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,000,000	1,108,140
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,667,823
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,221,707
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2021 - 9/1/2022	4,415,000	4,836,182
	Northern California Power Agency (Lodi Energy Center), Series A, 5.00% due 6/1/2019	2,340,000	2,390,076
	Oakland (County of Alameda Educational Facilities) USD GO, 5.00% due 8/1/2022 - 8/1/2025	2,745,000	3,152,753
	Palomar Pomerado Health (Insured: AGM) GO, Series A, Zero Coupon due 8/1/2019	2,000,000	1,966,080
	Palomar Pomerado Health (Insured: Natl-Re) GO, Zero Coupon due 8/1/2021	2,850,000	2,659,420
	Pasadena (2019 Crossover) USD GO, Series B, 5.00% due 8/1/2025	1,000,000	1,174,570
	Pasadena (Educational Facilities Improvements) USD GO, 5.00% due 8/1/2024 - 8/1/2025	615,000	717,558
	Pomona (Educational Facilities Improvements; Insured: Natl-Re) USD GO, Series A, 6.10% due 2/1/2020	465,000	490,022
	Pomona Public Financing Authority (Facilities Improvements), Series BC, 3.00% due 6/1/2020	250,000	254,645
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	791,293
	Rancho Santa Fe Community Services District Financing Authority,
	Series A,
	3.00% due 9/1/2019	750,000	756,885
	4.00% due 9/1/2020 - 9/1/2021	1,550,000	1,614,664
	5.00% due 9/1/2025	1,745,000	2,022,787
	Redevelopment Agency of the City and County of San Francisco (Yerba Buena Center Redevelopment Project Area; Insured: AGM), 5.00% due 6/1/2020	1,730,000	1,819,424
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,197,300
	Ridgecrest Redevelopment Agency (Redevelopment Project), 5.50% due 6/30/2019 - 6/30/2020 (ETM)	2,090,000	2,185,146
	Riverside County Infrastructure Financing Authority (Capital Improvement Projects),
	Series A,
	4.00% due 11/1/2018 - 11/1/2019	2,700,000	2,743,203
	5.00% due 11/1/2020 - 11/1/2021	1,105,000	1,190,128
	Riverside County Public Financing Authority (Capital Facilities Project),
	4.00% due 11/1/2020	465,000	483,465
	5.00% due 11/1/2019 - 11/1/2025	4,000,000	4,320,460
	Riverside County Public Financing Authority, 4.00% due 5/1/2021	295,000	309,004
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD,
	4.00% due 6/28/2019	7,000,000	7,114,380
	5.00% due 9/1/2019 - 9/1/2025	2,195,000	2,383,155
	Sacramento City (Educational Facilities Improvements) USD GO,
	4.00% due 7/1/2019	5,455,000	5,550,517
	5.00% due 7/1/2021	3,600,000	3,896,244
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2019 - 7/1/2022	2,235,000	2,385,653
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2021 - 3/1/2025	5,360,000	5,970,737
	Sacramento Cogeneration Authority (Procter & Gamble Project), 5.00% due 7/1/2019	625,000	640,425
	Salinas Valley Solid Waste Authority AMT (Insured: AGM), Series A, 5.00% due 8/1/2023	1,530,000	1,693,435
	San Diego (Educational System Capital Projects) GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	9,122,950
	San Diego (Educational System Capital Projects; Insured: Natl-Re) GO, Series D-1, 5.50% due 7/1/2020	1,390,000	1,478,279
	San Diego Redevelopment Agency (Centre City Redevelopment; Insured: AGM), Zero Coupon due 9/1/2019	1,910,000	1,875,754
	San Francisco City and County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	5,880,900
	San Jose, Series A1, 3.50% due 10/1/2021	145,000	146,824
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2021 - 6/15/2023	1,995,000	2,217,040
	San Mateo Union High School District (Educational Facilities; Insured: Natl-Re) GO, Zero Coupon due 9/1/2019	2,000,000	1,966,080
	Santa Ana (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2020	2,035,000	1,962,920
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	7,959,552
	Santa Margarita Water District (Talega Community Facilities), 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,247,555
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2019 - 12/1/2027	4,060,000	4,614,769
	Southeast Resource Recovery Facilities Authority AMT (Insured: AMBAC), Series B, 5.375% due 12/1/2018	2,000,000	2,005,660
10   |  Annual Report

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
Issuer-Description		PRINCIPAL AMOUNT	VALUE
[b]	Southern California Public Power Authority (Magnolia Power Project A), Series 1, 2.00% due 7/1/2036 (put 7/1/2020)	$ 3,000,000	$ 2,991,270
[c]	Southern California Public Power Authority (Var-Ref-Magnolia Pwr Proj-Ser; LOC U.S. Bank N.A.), 1.33% due 7/1/2036 (put 10/1/2018)	3,700,000	3,700,000
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,248,435
	State of California (Various Capital Projects) GO, 5.00% due 9/1/2020	2,000,000	2,119,460
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2021 - 8/1/2025	2,815,000	3,152,728
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,437,151
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,770,000	2,080,672
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027	1,760,000	2,050,682
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project), 5.00% due 10/1/2019 - 10/1/2020	725,000	757,338
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,587,129
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2024 - 9/1/2026	1,600,000	1,858,217
	Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,462,062
	Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,000,000	3,439,530
	Successor Agency to the Redevelopment Agency of the City and County of San Francisco (San Francisco Redevelopment Projects), Series C, 5.00% due 8/1/2019 - 8/1/2021	4,735,000	4,973,829
	Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	497,726
	Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,322,690
	Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,404,662
	Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2020 - 10/1/2026	4,835,000	5,435,342
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2019 - 9/1/2025	2,465,000	2,691,902
	Temecula Valley Unified School District Financing Authority (Insured BAM), 5.00% due 9/1/2027	2,220,000	2,520,211
	Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,190,660
	Tulare Public Financing Authority (Insured BAM),
	3.00% due 4/1/2019	200,000	201,362
	4.00% due 4/1/2020 - 4/1/2022	725,000	760,757
	5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,619,903
	Turlock Irrigation District, Series A, 5.00% due 1/1/2019	1,000,000	1,007,970
	Ukiah (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2019	2,000,000	1,966,560
	Upper Lake Union High School District (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2020	680,000	641,063
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,779,466
	Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2019 - 9/1/2023	1,575,000	1,707,721
	Walnut Improvement Agency (City of Walnut Improvement Plan; Insured: BAM), 5.00% due 3/1/2019	400,000	405,580
	Total Investments — 99.0% (Cost $524,903,829)		$531,239,778
	Other Assets Less Liabilities — 1.0%		5,537,751
	Net Assets — 100.0%		$536,777,529

Footnote Legend
a	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
b	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2018.
c	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
Annual Report  |  11

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCSD	Pacific Charter School Development, Inc.
USD	Unified School District

See notes to financial statements.
12   |  Annual Report

Statement of Assets and Liabilities
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
ASSETS
Investments at value (cost $524,903,829) (Note 3)	$ 531,239,778
Cash	487,897
Receivable for investments sold	535,000
Receivable for fund shares sold	606,903
Interest receivable	5,041,202
Prepaid expenses and other assets	16,206
Total Assets	537,926,986
Liabilities
Payable for fund shares redeemed	517,226
Payable to investment advisor and other affiliates (Note 4)	283,258
Accounts payable and accrued expenses	175,353
Dividends payable	173,620
Total Liabilities	1,149,457
Net Assets	$ 536,777,529
NET ASSETS CONSIST OF
Distributable earnings	$ 2,722,641
Net capital paid in on shares of beneficial interest	534,054,888
$ 536,777,529
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($127,345,293 applicable to 9,468,566 shares of beneficial interest outstanding - Note 5)	$ 13.45
Maximum sales charge, 1.50% of offering price	0.20
Maximum offering price per share	$ 13.65
Class C Shares:
Net asset value and offering price per share* ($40,608,232 applicable to 3,016,807 shares of beneficial interest outstanding - Note 5)	$ 13.46
Class I Shares:
Net asset value, offering and redemption price per share ($368,824,004 applicable to 27,395,907 shares of beneficial interest outstanding - Note 5)	$ 13.46

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg California Limited Term Municipal Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income (net of premium amortized of $8,489,055)	$ 14,210,797
EXPENSES
Investment advisory fees (Note 4)	2,850,278
Administration fees (Note 4)
Class A Shares	139,404
Class C Shares	48,749
Class I Shares	283,708
Distribution and service fees (Note 4)
Class A Shares	353,064
Class C Shares	245,830
Transfer agent fees
Class A Shares	68,465
Class C Shares	29,969
Class I Shares	282,545
Registration and filing fees
Class A Shares	5,340
Class C Shares	4,134
Class I Shares	8,603
Custodian fees (Note 2)	84,360
Professional fees	51,010
Trustee and officer fees (Note 4)	29,300
Accounting fees (Note 4)	4,224
Other expenses	49,574
Total Expenses	4,538,557
Less:
Expenses reimbursed by investment advisor (Note 4)	(26,576)
Net Expenses	4,511,981
Net Investment Income	$ 9,698,816
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,747,276)
Net change in unrealized appreciation (depreciation) on investments	(12,993,888)
Net Realized and Unrealized Loss	(14,741,164)
Net Decrease in Net Assets Resulting from Operations	$ (5,042,348)
See notes to financial statements.
14  |  Annual Report

Statements of Changes in Net Assets
Thornburg California Limited Term Municipal Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 9,698,816	$ 10,168,283
Net realized gain (loss) on investments	(1,747,276)	(1,852,646)
Net unrealized appreciation (depreciation) on investments	(12,993,888)	(9,948,197)
Net Decrease in Net Assets Resulting from Operations	(5,042,348)	(1,632,560)
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(2,112,942)	(2,189,461)
Class C Shares	(604,775)	(661,782)
Class I Shares	(6,981,099)	(7,317,040)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(27,285,984)	(31,828,772)
Class C Shares	(14,914,594)	(10,448,138)
Class I Shares	(56,019,128)	(34,098,001)
Net Decrease in Net Assets	(112,960,870)	(88,175,754)
NET ASSETS
Beginning of Year	649,738,399	737,914,153
End of Year	$ 536,777,529	$ 649,738,399
See notes to financial statements.
Annual Report  |  15

Notes to Financial Statements
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 524,903,831
Gross unrealized appreciation on a tax basis	8,270,824
Gross unrealized depreciation on a tax basis	(1,934,877)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 6,335,947
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,748,356. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $1,867,354 (of which $1,867,354 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2018, the Fund had $176,024 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2018 and September 30, 2017 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Tax exempt income	$ 9,695,219	$ 10,167,748
Ordinary income	3,597	535
Total	$ 9,698,816	$ 10,168,283
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
18  |  Annual Report

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 531,239,778	$ —	$ 531,239,778	$ —
Total Investments in Securities	$ 531,239,778	$ —	$ 531,239,778	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the year ended September 30, 2018 was 0.485% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $584 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,493 from redemptions of Class C shares of the Fund.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
For the year ended September 30, 2018, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $339 for Class C shares and $26,237 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had transactions with affiliated funds of $3,700,000 in purchases and $11,901,362 in sales generating realized losses of $316,596.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,057,216	$ 27,886,865	2,739,756	$ 37,595,214
Shares issued to shareholders in reinvestment of dividends	137,683	1,865,179	138,354	1,897,094
Shares repurchased	(4,205,146)	(57,038,028)	(5,230,354)	(71,321,080)
Net decrease	(2,010,247)	$ (27,285,984)	(2,352,244)	$ (31,828,772)
Class C Shares
Shares sold	155,781	$ 2,117,566	357,233	$ 4,900,123
Shares issued to shareholders in reinvestment of dividends	36,042	488,741	38,241	524,749
Shares repurchased	(1,289,977)	(17,520,901)	(1,157,958)	(15,873,010)
Net decrease	(1,098,154)	$ (14,914,594)	(762,484)	$ (10,448,138)
Class I Shares
Shares sold	10,542,473	$ 143,344,996	16,070,560	$ 220,028,391
Shares issued to shareholders in reinvestment of dividends	391,001	5,304,088	425,235	5,835,381
Shares repurchased	(15,071,222)	(204,668,212)	(19,010,492)	(259,961,773)
Net decrease	(4,137,748)	$ (56,019,128)	(2,514,697)	$ (34,098,001)
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $131,645,510 and $209,445,924, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (2,189,461)
Class C Shares	(661,782)
Class I Shares	(7,317,040)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and single state risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  21

Financial Highlights
Thornburg California Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	(0.20)	$ 13.45
2017 (b)	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)	$ 13.78
2016 (b)	$ 13.84	0.18	0.14	0.32	(0.18)	—	(0.18)	$ 13.98
2015 (b)	$ 13.84	0.19	— (c)	0.19	(0.19)	—	(0.19)	$ 13.84
2014 (b)	$ 13.54	0.23	0.30	0.53	(0.23)	—	(0.23)	$ 13.84
CLASS C SHARES
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	(0.17)	$ 13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	(0.15)	$ 13.79
2016	$ 13.85	0.14	0.14	0.28	(0.14)	—	(0.14)	$ 13.99
2015	$ 13.85	0.16	— (c)	0.16	(0.16)	—	(0.16)	$ 13.85
2014	$ 13.55	0.19	0.30	0.49	(0.19)	—	(0.19)	$ 13.85
CLASS I SHARES
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	(0.22)	$ 13.79
2016	$ 13.85	0.22	0.14	0.36	(0.22)	—	(0.22)	$ 13.99
2015	$ 13.85	0.24	— (c)	0.24	(0.24)	—	(0.24)	$ 13.85
2014	$ 13.55	0.27	0.30	0.57	(0.27)	—	(0.27)	$ 13.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg California Limited Term Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

1.50	0.92	0.92	0.92	(0.92)	25.20	$ 127,346
1.33	0.93	0.93	0.93	(0.11)	18.25	$ 158,142
1.28	0.93	0.93	0.93	2.32	16.47	$ 193,321
1.39	0.94	0.94	0.94	1.40	14.43	$ 171,344
1.67	0.95	0.94	0.95	3.93	16.85	$ 160,151

1.23	1.19	1.19	1.19	(1.18)	25.20	$ 40,608
1.08	1.19	1.19	1.19	(0.36)	18.25	$ 56,737
1.04	1.18	1.18	1.18	2.06	16.47	$ 68,229
1.15	1.18	1.18	1.18	1.15	14.43	$ 64,216
1.41	1.21	1.20	1.21	3.66	16.85	$ 62,858

1.76	0.66	0.66	0.67	(0.65)	25.20	$ 368,824
1.62	0.64	0.64	0.64	0.19	18.25	$ 434,859
1.60	0.62	0.62	0.62	2.64	16.47	$ 476,364
1.70	0.63	0.63	0.63	1.72	14.43	$ 407,557
1.99	0.62	0.62	0.62	4.27	16.85	$ 361,015
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg California Limited Term Municipal Fund
To the Trustees and Shareholders of the
Thornburg California Limited Term Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg California Limited Term Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,004.78	$4.62
Hypothetical*	$1,000.00	$1,020.46	$4.66
CLASS C SHARES
Actual	$1,000.00	$1,002.68	$5.97
Hypothetical*	$1,000.00	$1,019.10	$6.02
CLASS I SHARES
Actual	$1,000.00	$1,005.31	$3.37
Hypothetical*	$1,000.00	$1,021.71	$3.40

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.19%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Fund of $9,695,219 (or the maximum allowed) are tax exempt dividends and $3,597 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly
Annual Report  |  29

Other Information, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and higher than the average fee levels for the fund category, that the level of total
30   |  Annual Report

Other Information, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2018 (Unaudited)
expense for one share class was higher than the median and comparable to the average levels for the category, and that the level of total expense for a second share class was comparable to the median and lower than the average levels for the category. Peer group data showed that the advisory fee level was higher than the medians of the two peer groups considered, and that the total expense levels of the two Fund share classes were comparable to the medians of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued actively and competently to pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

This page intentionally left blank.
34  |  Annual Report

This page intentionally left blank.
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH859

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg New Mexico Intermediate Municipal Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares decreased 29 cents to $13.00 per share during the fiscal year ended September 30, 2018. The Class I shares of your Fund outperformed the index with a 0.62% total return for the fiscal year ended September 30, 2018, compared to the negative 0.35% total return for the ICE BofAML 3–15 Year U.S. Municipal Securities Index. Performance results of individual share classes may vary based on class-specific fees and expenses.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The impact of the Fund’s 1.52 years shorter duration contributed 0.646%. The Fund’s credit quality allocations contributed 0.497%, while other risk factors contributed 0.445%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
For quite some time, investors have feared a shock that would send the municipal market roiling. The worries revolved around the prospect of increased supply due to infrastructure spending plans, deterioration of the credit quality of the entire healthcare sector in the face of massive healthcare reform, and tax reform that could evaporate demand by reducing marginal tax rates. Despite all the concerns, investors have broadly bought longer, lower-quality bonds, taking on more risk in the search for income after a prolonged period of very low interest rates, driven by central bank monetary accommodation.
In the fourth quarter of 2017, tax reform came to fruition. The market met it with a yawn, seeing an increase of short-term rates as the Federal Reserve normalizes its key target rate, and a decrease in long-term rates, which led to a flattening of the yield curve. With the changes to the tax code, the muni market lost the ability to advance refund debt, which, much like a homeowner refinancing an existing mortgage to save on interest costs, permitted an issuer to refinance higher-cost debt when interest rates were low to provide a present value savings. While many were focused on the supply side of the market and thought this would have a large impact, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.
What was downplayed was the reduction of the corporate tax rate from 35% to 21%, and the fact that corporations evaluating municipal bonds versus other fixed income securities on a tax-equivalent basis would now require higher hurdle rates to buy munis. We felt the impact this may have on two specific buyers—banks and property and casualty insurance companies, which have traditionally owned roughly 20% to 25% of outstanding municipal bonds—could lead them to think twice about owning municipal bonds. We did not expect an
“Armageddon” event with these institutions suddenly selling all their holdings at once. Instead, we expected these buyers to step back from the primary market and potentially sell holdings into the secondary market, a scenario that has played out through much of 2018.
The change in the supply and demand dynamic, combined with the Fed tightening, has led to a rise in rates over much of the last 12 months. The fourth quarter of 2017 saw yields of short-maturity bonds increase significantly, while yields on intermediate and long bonds were slightly lower. The first quarter of 2018 saw the opposite; yields on short maturity bonds rose slightly while yields on intermediate and long bonds have increased significantly. Just as investors were becoming concerned about continuing losses in their municipal bond portfolios, the rise in yield was put on hold. For the remainder of the second quarter and much of the third quarter, yields moved very little and traded within a tight range. It was not until the last couple weeks of the third quarter of 2018 that we saw rates move again.
Despite the changes in the market over the last 12 months, broadly speaking, we believe that segments of the municipal bond market remain at best, fully valued, and, at worst, expensive. We have been focusing on the shorter maturity segments of the municipal bond market, which, based on our analysis, represent the best relative value. Fundamental value and price seem disconnected. This is doubly true for any security offering a little bit more yield or for investors desperate for the tax exemption. We ask ourselves: how long can price and fundamental value diverge? Regardless of the answer, volatility in the municipal market appears poised to increase. Perhaps it will stem from weaker demand, as tax code changes are digested, and market participants, able to purchase a broad array of fixed income securities, reevaluate their fixed income holdings based on their tax-adjusted return potential. Or maybe retail buyers back away after seeing another negative quarter of performance. Or possibly the Fed overshoots its target as it continues hiking rates this year, and next. Volatility likely awaits on the horizon.
We believe it is important to remember that in volatile markets, Thornburg’s core actively managed laddered strategies offer several benefits to our investors. We have positioned all our municipal bond funds in the lower end of their relative risk spectrums in anticipation of an inclement environment. This means they have lower-than-normal durations, higher-than-normal credit quality, and higher-than-normal reserve positions. Moreover, the cash that is organically generated by the ladder structure, through bond maturities and interest payments, can be reinvested in higher-yield securities if current interest rates are higher, while the remaining assets roll down the yield curve and price to shorter maturities. This structure is intended to aid in the recovery of initial net asset value losses in a rising-rate environment while delivering a level of tax-exempt income.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
Thank you for your continued trust and support.

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 6/18/91)
Without sales charge	0.24%	0.98%	1.97%	3.16%	4.15%
With sales charge	-1.76%	0.29%	1.56%	2.95%	4.07%
Class D Shares (Incep: 6/1/99)
Without sales charge	-0.02%	0.76%	1.72%	2.91%	3.02%
Class I Shares (Incep: 2/1/07)	0.62%	1.33%	2.30%	3.51%	3.26%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.34%
SEC Yield	1.68%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 0.94%; D shares, 1.17%; I shares, 0.69%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expense through at least June 15, 2019 for some of the share classes, resulting in net expense ratios of the following: I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution Yield would have been 2.33%, and the SEC Yield would have been 1.66%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.
Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	116
Effective Duration	3.9 Yrs
Average Maturity	7.9 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	$ 2,000,000	$ 2,261,480
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,698,595
	Albuquerque Bernalillo County Water Utility Authority (New Mexico Utilities, Inc. Water System),
	Series A-1,
	5.00% due 7/1/2021 (pre-refunded 7/1/2019)	1,760,000	1,800,374
	5.50% due 7/1/2025 (pre-refunded 7/1/2019)	1,000,000	1,026,630
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) GO,
	5.00% due 8/1/2031	1,000,000	1,149,150
	Series A, 4.00% due 8/1/2029	1,300,000	1,363,388
	Bernalillo County (Government Services),
	5.25% due 4/1/2027	300,000	345,888
	5.70% due 4/1/2027	3,000,000	3,524,790
	Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,512,305
	Bernalillo County (Government Services; Insured: Natl-Re),
	5.00% due 4/1/2021	1,890,000	1,970,514
	5.70% due 4/1/2027	815,000	960,151
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
	4.00% due 8/15/2023	1,920,000	2,016,653
	5.00% due 8/15/2020 - 8/15/2022	3,910,000	4,211,606
	Cibola County (County Building Improvements),
	5.00% due 6/1/2025	355,000	345,245
	Series A, 5.00% due 6/1/2025	360,000	350,107
	City of Albuquerque (City Infrastructure Improvements) GO, 5.00% due 7/1/2026	870,000	1,020,284
	City of Albuquerque (City Infrastructure Improvements), 5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,590,051
	City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027	1,095,000	1,219,864
	City of Albuquerque (Lodgers’ Tax Obligation Reserve Fund),
	Series A, 5.00% due 7/1/2021	1,340,000	1,370,137
	Series B, 5.00% due 7/1/2021	3,000,000	3,067,470
	City of Farmington (Arizona Public Service Co.-Four Corners Project), 4.70% due 5/1/2024 - 9/1/2024	4,965,000	5,212,505
	City of Farmington (San Juan Regional Medical Center),
	Series A,
	5.00% due 6/1/2022	2,315,000	2,320,880
	5.125% due 6/1/2019	645,000	646,451
	City of Gallup (City Infrastructure Improvements), Series A, 5.125% due 6/1/2019	310,000	314,511
	City of Las Cruces (Joint Utility System),
	Series A,
	4.00% due 6/1/2021 - 6/1/2025	1,545,000	1,670,699
[a]	4.00% due 6/1/2022	670,000	712,217
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2021 - 6/1/2037	10,135,000	10,569,323
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM),
	5.00% due 6/1/2026 - 6/1/2035	1,410,000	1,592,527
[a]	5.00% due 6/1/2036	640,000	706,278
	City of Santa Fe (El Castillo Retirement Residences),
	4.50% due 5/15/2027	3,275,000	3,339,485
	5.00% due 5/15/2034	1,465,000	1,508,364
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,112,954
	Colfax County (Government Center Facility),
	5.00% due 9/1/2019 (ETM)	125,000	128,400
	5.50% due 9/1/2029 (pre-refunded 9/1/2019)	2,510,000	2,589,567
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	939,956
	Farmington Municipal School District No. 5 (Educational Facilities) GO, 5.00% due 9/1/2019	600,000	616,212
	Government of Guam (Economic Development), Series D, 5.00% due 11/15/2031	2,500,000	2,732,775
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	2,000,000	2,077,680
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2033	2,500,000	2,718,000
	Grant County (State Dept. of Health-Ft. Bayard Project), 5.50% due 7/1/2020 - 7/1/2022	4,965,000	4,978,667
	Guam Government Waterworks Authority, 5.625% due 7/1/2040 (pre-refunded 7/1/2020)	1,000,000	1,060,840
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2034	1,825,000	2,005,164
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,188,280
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,406,008
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2019 - 12/1/2022	4,000,000	4,208,280
	New Mexico Finance Authority (State Highway Infrastructure), 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,725,780
8   |  Annual Report

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	$ 1,000,000	$ 1,132,910
	New Mexico Finance Authority, 5.00% due 6/15/2029	300,000	350,652
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,000,000	2,085,100
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services),
	5.00% due 8/1/2031	1,750,000	1,991,222
	5.00% due 8/1/2039 (pre-refunded 8/1/2019)	3,000,000	3,075,960
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services; SPA Wells Fargo Bank, N.A.),
[b]	1.69% due 8/1/2034 (put 10/1/2018)	5,160,000	5,160,000
[b]	Series C, 1.69% due 8/1/2034 (put 10/1/2018)	955,000	955,000
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	450,000	450,234
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2020 - 7/1/2028	3,805,000	4,044,211
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), 4.625% due 3/1/2028	715,000	732,625
	New Mexico Mortgage Finance Authority (Saver SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), 5.40% due 9/1/2029	405,000	408,248
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	4,095,000	4,587,917
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	4,856,550
	6.00% due 6/1/2021	225,000	235,476
	Regents of the University of New Mexico,
[b]	1.55% due 6/1/2026 (put 10/5/2018)	3,390,000	3,390,000
[b]	Series C 1.55% due 6/1/2030 (put 10/5/2018)	2,000,000	2,000,000
[c]	Rio Rancho Public School District No. 94 (Insured: BAM) GO, 5.00% due 8/1/2019 - 8/1/2020	1,100,000	1,142,923
	San Juan County (County Capital Improvements), 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,941,987
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,077,880
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,520,000	1,746,480
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,782,059
	State of New Mexico (Capital Improvements), 5.00% due 7/1/2022 (pre-refunded 7/1/2019)	350,000	358,029
	State of New Mexico (Educational Facilities), 5.00% due 7/1/2025	2,000,000	2,307,260
	State of New Mexico Severance Tax Permanent Fund, 5.00% due 7/1/2019	2,000,000	2,045,280
	Taos Municipal School District No. 1 (Educational Facilities) GO, 5.00% due 9/1/2021	520,000	561,631
	Town of Silver City (Joint Utility System Improvement; Insured: BAM), Series B, 2.00% due 12/1/2018 - 12/1/2019	525,000	525,128
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,016,400
	4.25% due 6/1/2032	1,050,000	1,069,824
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.50% due 9/1/2040	3,000,000	3,063,360
	Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	2,500,000	2,521,250
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,731,184
	Total Investments — 97.9% (Cost $160,469,223)		$163,233,265
	Other Assets Less Liabilities — 2.1%		3,563,669
	Net Assets — 100.0%		$166,796,934

Footnote Legend
a	Segregated as collateral for a when-issued security.
b	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
ASSETS
Investments at value (cost $160,469,223) (Note 3)	$ 163,233,265
Cash	2,693,197
Receivable for fund shares sold	84,417
Interest receivable	2,274,368
Prepaid expenses and other assets	12,262
Total Assets	168,297,509
Liabilities
Payable for investments purchased	1,143,467
Payable for fund shares redeemed	154,504
Payable to investment advisor and other affiliates (Note 4)	105,027
Accounts payable and accrued expenses	69,157
Dividends payable	28,420
Total Liabilities	1,500,575
Net Assets	$ 166,796,934
NET ASSETS CONSIST OF
Distributable earnings	$ 1,353,581
Net capital paid in on shares of beneficial interest	165,443,353
$ 166,796,934
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($94,686,297 applicable to 7,283,029 shares of beneficial interest outstanding - Note 5)	$ 13.00
Maximum sales charge, 2.00% of offering price	0.27
Maximum offering price per share	$ 13.27
Class D Shares:
Net asset value, offering and redemption price per share ($18,436,222 applicable to 1,417,370 shares of beneficial interest outstanding - Note 5)	$ 13.01
Class I Shares:
Net asset value, offering and redemption price per share ($53,674,415 applicable to 4,130,184 shares of beneficial interest outstanding - Note 5)	$ 13.00
See notes to financial statements.
10   |  Annual Report

Statement of Operations
Thornburg New Mexico Intermediate Municipal Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income (net of premium amortized of $1,632,092)	$ 6,307,087
EXPENSES
Investment advisory fees (Note 4)	904,583
Administration fees (Note 4)
Class A Shares	102,151
Class D Shares	20,608
Class I Shares	40,483
Distribution and service fees (Note 4)
Class A Shares	258,600
Class D Shares	104,306
Transfer agent fees
Class A Shares	57,758
Class D Shares	10,653
Class I Shares	19,560
Registration and filing fees
Class A Shares	4,575
Class D Shares	3,422
Class I Shares	4,703
Custodian fees (Note 2)	36,232
Professional fees	44,379
Trustee and officer fees (Note 4)	9,496
Accounting fees (Note 4)	1,319
Other expenses	26,286
Total Expenses	1,649,114
Less:
Expenses reimbursed by investment advisor (Note 4)	(9,091)
Net Expenses	1,640,023
Net Investment Income	$ 4,667,064
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(129,992)
Net change in unrealized appreciation (depreciation) on investments	(4,117,035)
Net Realized and Unrealized Loss	(4,247,027)
Net Increase in Net Assets Resulting from Operations	$ 420,037
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg New Mexico Intermediate Municipal Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 4,667,064	$ 5,055,641
Net realized gain (loss) on investments	(129,992)	(100,189)
Net unrealized appreciation (depreciation) on investments	(4,117,035)	(6,289,705)
Net Increase (Decrease) in Net Assets Resulting from Operations	420,037	(1,334,253)
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(2,599,663)	(2,929,452)
Class D Shares	(471,656)	(522,688)
Class I Shares	(1,595,745)	(1,603,501)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(19,812,373)	(16,089,076)
Class D Shares	(3,739,263)	(5,032,358)
Class I Shares	(7,228,636)	(1,739,640)
Net Decrease in Net Assets	(35,027,299)	(29,250,968)
NET ASSETS
Beginning of Year	201,824,233	231,075,201
End of Year	$ 166,796,934	$ 201,824,233
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 160,469,223
Gross unrealized appreciation on a tax basis	3,491,799
Gross unrealized depreciation on a tax basis	(727,757)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 2,764,042
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $129,992. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $1,254,573 (of which $97,999 are short-term and $1,156,574 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2018, the Fund had $2,525 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2018 and September 30, 2017 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Tax exempt income	$ 4,662,723	$ 5,055,641
Ordinary income	4,341	-
Total	$ 4,667,064	$ 5,055,641
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 163,233,265	$ —	$ 163,233,265	$ —
Total Investments in Securities	$ 163,233,265	$ —	$ 163,233,265	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the year ended September 30, 2018 was 0.50% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $153 from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class D shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares.
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,305 for Class A shares and $757 for Class D shares and contractually reimbursed $7,029 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 12.84%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had transactions with affiliated funds of $1,800,000 in purchases and $23,708,601 in sales generating realized losses of $186,505.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	142,988	$ 1,880,897	542,204	$ 7,240,912
Shares issued to shareholders in reinvestment of dividends	175,091	2,291,097	190,890	2,543,123
Shares repurchased	(1,826,448)	(23,984,367)	(1,943,296)	(25,873,111)
Net decrease	(1,508,369)	$ (19,812,373)	(1,210,202)	$ (16,089,076)
Class D Shares
Shares sold	148,304	$ 1,955,850	262,935	$ 3,500,603
Shares issued to shareholders in reinvestment of dividends	34,493	451,653	36,187	482,399
Shares repurchased	(468,941)	(6,146,766)	(678,301)	(9,015,360)
Net decrease	(286,144)	$ (3,739,263)	(379,179)	$ (5,032,358)
Class I Shares
Shares sold	667,719	$ 8,786,130	1,135,137	$ 15,113,318
Shares issued to shareholders in reinvestment of dividends	109,625	1,434,193	111,415	1,483,821
Shares repurchased	(1,329,549)	(17,448,959)	(1,382,452)	(18,336,779)
Net decrease	(552,205)	$ (7,228,636)	(135,900)	$ (1,739,640)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $12,896,914 and $39,010,403, respectively.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (2,929,452)
Class D Shares	(522,688)
Class I Shares	(1,603,501)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
18  |  Annual Report

This page intentionally left blank.
Annual Report  |  19

Financial Highlights
Thornburg New Mexico Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	(0.33)	$ 13.00
2017 (b)	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	(0.31)	$ 13.30
2016 (b)	$ 13.55	0.30	0.12	0.42	(0.30)	—	(0.30)	$ 13.67
2015 (b)	$ 13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$ 13.55
2014 (b)	$ 13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$ 13.60
CLASS D SHARES
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	(0.30)	$ 13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	(0.28)	$ 13.31
2016	$ 13.55	0.28	0.12	0.40	(0.27)	—	(0.27)	$ 13.68
2015	$ 13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$ 13.55
2014	$ 13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$ 13.61
CLASS I SHARES
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	(0.37)	$ 13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	(0.36)	$ 13.29
2016	$ 13.54	0.35	0.12	0.47	(0.34)	—	(0.34)	$ 13.67
2015	$ 13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$ 13.54
2014	$ 13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$ 13.59

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
20  |  Annual Report

Financial Highlights, Continued
Thornburg New Mexico Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.51	0.97	0.97	0.97	0.24	7.77	$ 94,686
2.36	0.98	0.98	0.98	(0.38)	8.61	$ 116,915
2.18	0.97	0.97	0.97	3.11	6.80	$ 136,743
2.50	0.98	0.98	0.98	2.15	19.01	$ 139,939
2.87	0.97	0.97	0.97	4.83	10.79	$ 143,994

2.26	1.23	1.23	1.23	(0.02)	7.77	$ 18,436
2.13	1.21	1.21	1.21	(0.61)	8.61	$ 22,666
1.94	1.21	1.21	1.21	2.94	6.80	$ 28,489
2.27	1.20	1.20	1.20	1.84	19.01	$ 28,953
2.60	1.23	1.23	1.23	4.55	10.79	$ 28,438

2.82	0.67	0.67	0.68	0.62	7.77	$ 53,675
2.68	0.66	0.66	0.66	(0.13)	8.61	$ 62,243
2.52	0.63	0.63	0.63	3.53	6.80	$ 65,843
2.80	0.65	0.65	0.65	2.48	19.01	$ 57,958
3.19	0.65	0.64	0.65	5.09	10.79	$ 37,380
Annual Report  |  21

Report of Independent Registered Public Accounting Firm
Thornburg New Mexico Intermediate Municipal Fund
To the Trustees and Shareholders of the
Thornburg New Mexico Intermediate Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New Mexico Intermediate Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
22   |  Annual Report

Expense Example
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,010.45	$4.84
Hypothetical*	$1,000.00	$1,020.26	$4.86
CLASS D SHARES
Actual	$1,000.00	$1,009.15	$6.14
Hypothetical*	$1,000.00	$1,018.95	$6.17
CLASS I SHARES
Actual	$1,000.00	$1,012.71	$3.38
Hypothetical*	$1,000.00	$1,021.71	$3.40

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.22%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  23

Trustees and Officers
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
24   |  Annual Report

Trustees and Officers, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  25

Trustees and Officers, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
26   |  Annual Report

Other Information
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Fund of $4,662,723 (or the maximum allowed) are tax exempt dividends and $4,341 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly
Annual Report  |  27

Other Information, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons, including the characteristics of investments available to a fund investing primarily in New Mexico. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders, and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was higher than the median and average fee levels for the fund category, the level of total expense for one share
28   |  Annual Report

Other Information, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
class was higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average total expense levels for the category. Peer group data showed that the Fund’s advisory fee level for two share classes was higher than the median levels of the peer groups but comparable to the fee levels for other funds in the peer groups, the total expense level for one of the share classes was higher than the median of its peer group but comparable to other funds in the group, and the total expense level for the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  29

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH080

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg New York Intermediate Municipal Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares decreased 39 cents to $12.61 per share during the fiscal year ended September 30, 2018. The Class I shares of your Fund underperformed the index with a negative 0.36% total return for the fiscal year ended September 30, 2018, compared to the negative 0.35% total return for the ICE BofAML 3–15 Year U.S. Municipal Securities Index. Performance results of individual share classes may vary based on class-specific fees and expenses.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The impact of the Fund’s 1.52 years shorter duration contributed 0.728%. The Fund’s credit quality allocations detracted 0.095%, while other risk factors contributed 0.09%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
For quite some time, investors have feared a shock that would send the municipal market roiling. The worries revolved around the prospect of increased supply due to infrastructure spending plans, deterioration of the credit quality of the entire healthcare sector in the face of massive healthcare reform, and tax reform that could evaporate demand by reducing marginal tax rates. Despite all the concerns, investors have broadly bought longer, lower-quality bonds, taking on more risk in the search for income after a prolonged period of very low interest rates, driven by central bank monetary accommodation.
In the fourth quarter of 2017, tax reform came to fruition. The market met it with a yawn, seeing an increase of short-term rates as the Federal Reserve normalizes its key target rate, and a decrease in long-term rates, which led to a flattening of the yield curve. With the changes to the tax code, the muni market lost the ability to advance refund debt, which, much like a homeowner refinancing an existing mortgage to save on interest costs, permitted an issuer to refinance higher-cost debt when interest rates were low to provide a present value savings. While many were focused on the supply side of the market and thought this would have a large impact, we did not agree. Advance refunding is highly correlated to the current level of interest rates, and many issuers had already accomplished any possible refunding over the previous several years.
What was downplayed was the reduction of the corporate tax rate from 35% to 21%, and the fact that corporations evaluating municipal bonds versus other fixed income securities on a tax-equivalent basis would now require higher hurdle rates to buy munis. We felt the impact this may have on two specific buyers—banks and property and casualty insurance companies, which have traditionally owned roughly 20% to 25% of outstanding municipal bonds—could lead them to think twice about owning municipal bonds. We did not expect an
“Armageddon” event with these institutions suddenly selling all their holdings at once. Instead, we expected these buyers to step back from the primary market and potentially sell holdings into the secondary market, a scenario that has played out through much of 2018.
The change in the supply and demand dynamic, combined with the Fed tightening, has led to a rise in rates over much of the last 12 months. The fourth quarter of 2017 saw yields of short-maturity bonds increase significantly, while yields on intermediate and long bonds were slightly lower. The first quarter of 2018 saw the opposite; yields on short maturity bonds rose slightly while yields on intermediate and long bonds have increased significantly. Just as investors were becoming concerned about continuing losses in their municipal bond portfolios, the rise in yield was put on hold. For the remainder of the second quarter and much of the third quarter, yields moved very little and traded within a tight range. It was not until the last couple weeks of the third quarter of 2018 that we saw rates move again.
Despite the changes in the market over the last 12 months, broadly speaking, we believe that segments of the municipal bond market remain at best, fully valued, and, at worst, expensive. We have been focusing on the shorter maturity segments of the municipal bond market, which, based on our analysis, represent the best relative value. Fundamental value and price seem disconnected. This is doubly true for any security offering a little bit more yield or for investors desperate for the tax exemption. We ask ourselves: how long can price and fundamental value diverge? Regardless of the answer, volatility in the municipal market appears poised to increase. Perhaps it will stem from weaker demand, as tax code changes are digested, and market participants, able to purchase a broad array of fixed income securities, reevaluate their fixed income holdings based on their tax-adjusted return potential. Or maybe retail buyers back away after seeing another negative quarter of performance. Or possibly the Fed overshoots its target as it continues hiking rates this year, and next. Volatility likely awaits on the horizon.
We believe it is important to remember that in volatile markets, Thornburg’s core actively managed laddered strategies offer several benefits to our investors. We have positioned all our municipal bond funds in the lower end of their relative risk spectrums in anticipation of an inclement environment. This means they have lower-than-normal durations, higher-than-normal credit quality, and higher-than-normal reserve positions. Moreover, the cash that is organically generated by the ladder structure, through bond maturities and interest payments, can be reinvested in higher-yield securities if current interest rates are higher, while the remaining assets roll down the yield curve and price to shorter maturities. This structure is intended to aid in the recovery of initial net asset value losses in a rising-rate environment while delivering a level of tax-exempt income.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
Thank you for your continued trust and support.

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 9/5/97)
Without sales charge	-0.68%	0.88%	1.81%	3.37%	3.60%
With sales charge	-2.70%	0.20%	1.41%	3.17%	3.50%
Class I Shares (Incep: 2/1/10)	-0.36%	1.21%	2.14%	-	3.06%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.47%
SEC Yield	1.39%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.05%; I shares, 0.80%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.22%, and the SEC yield would have been 1.14%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.
Advance refunding – Advance refunding can also refer to bond issuance in which new bonds are sold at a lower rate than outstanding ones. The proceeds are then invested, and when the older bonds become callable, they are paid off with the invested proceeds.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	64
Effective Duration	4.1 Yrs
Average Maturity	8.0 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	City of New York (City Budget Financial Management) GO, 5.00% due 8/1/2030	$1,000,000	$ 1,112,920
[a]	City of New York (City Budget Financial Management; SPA Landesbank Hessen-Thuringen) GO, Series A-3, 1.69% due 8/1/2035 (put 10/1/2018)	1,300,000	1,300,000
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,125,660
	Dutchess County Local Development Corp. (Health Quest Systems, Inc.; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022	1,045,000	1,092,856
	Erie County Fiscal Stability Authority, 5.00% due 9/1/2034	850,000	982,082
	Erie County Industrial Development Agency (Buffalo City School District), Series A, 5.25% due 5/1/2025 (pre-refunded 5/1/2019)	1,000,000	1,019,700
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	1,000,000	1,038,840
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2033	2,000,000	2,174,400
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,631,130
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	533,380
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,132,000
	Long Island Power Authority (Electric System Capital Improvements), Series C, 5.25% due 9/1/2029	645,000	762,603
[b]	Long Island Power Authority, 2.36% (LIBOR 1 Month + 0.75%) due 5/1/2033 (put 10/1/2023)	500,000	499,535
	Metropolitan Transportation Authority (Transit and Commuter System),
	6.25% due 11/15/2023	190,000	191,005
	Series C, 6.25% due 11/15/2023 (pre-refunded 11/15/2018)	800,000	804,280
	Series C-1, 5.00% due 11/15/2033	1,000,000	1,137,340
	Metropolitan Transportation Authority, 6.25% due 11/15/2023 (pre-refunded 11/15/2018)	10,000	10,054
	Monroe County Industrial Development Corp. (Monroe Community College Association, Inc.; Insured: AGM), 5.00% due 1/15/2028 - 1/15/2029	550,000	603,173
	Nassau County (New York Institute of Technology) IDA, Series A, 4.75% due 3/1/2026 (pre-refunded 3/1/2020)	1,000,000	1,038,560
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,888,367
	New York City Health and Hospitals Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2025	1,000,000	1,038,230
[c]	New York City Housing Development Corp. Series G, 1.50% due 11/1/2048 (put 2/1/2019)	1,400,000	1,398,012
	New York City Municipal Water Finance Authority (Water & Sewer System), Series BB-2, 5.00% due 6/15/2032	250,000	288,038
	New York City Transitional Finance Authority Future Tax Secured Revenue
[a]	1.68% due 11/1/2042 (put 10/1/2018)	900,000	900,000
	5.00% due 8/1/2038	1,000,000	1,137,190
	New York City Water & Sewer System, Series EE 5.00% due 6/15/2036	1,000,000	1,123,140
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	812,445
	New York State Dormitory Authority (Health Quest Systems; Insured: AGM), Series A, 5.25% due 7/1/2027	460,000	461,219
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,758,300
	New York State Dormitory Authority (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2024 - 7/1/2025	2,645,000	2,703,156
	New York State Dormitory Authority (North Shore Long Island Jewish Medical), 5.25% due 5/1/2030 (pre-refunded 5/1/2019)	1,000,000	1,019,700
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs), Series A, 5.00% due 7/1/2020	1,175,000	1,232,081
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	647,605
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	5.00% due 10/1/2024	480,000	519,792
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	565,479
	New York State Dormitory Authority (School District Financing Program; Insured: AGM),
	Series A, 5.00% due 10/1/2028	200,000	224,136
	Series C, 5.00% due 10/1/2018	130,000	130,000
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,104,920
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,143,050
	New York State Urban Development Corp., Series D, 5.25% due 1/1/2021	1,000,000	1,008,530
	Onondaga Civic Development Corp. (Le Moyne College), 5.00% due 7/1/2021	1,000,000	1,053,000
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031	1,000,000	1,091,950
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,558,825
	Syracuse Industrial Development Agency (Syracuse City School District), 5.25% due 5/1/2026	2,150,000	2,315,829
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	925,106
	Town of Amherst Development Corp. (University at Buffalo Foundation Facility-Student Housing; Insured: AGM), 5.00% due 10/1/2020 (ETM)	1,000,000	1,058,850
	Town of Oyster Bay GO, 3.00% due 2/1/2019 - 2/1/2020	1,000,000	1,003,750
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,147,790
	5.00% due 11/15/2029	1,000,000	1,124,140
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2025	710,000	725,322
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,234,670
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,457,885
	Total Investments — 98.6% (Cost $55,599,606)		$56,990,025
	Other Assets Less Liabilities — 1.4%		797,787
	Net Assets — 100.0%		$57,787,812
8   |  Annual Report

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
c	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2018.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
ASSETS
Investments at value (cost $55,599,606) (Note 3)	$ 56,990,025
Cash	148,993
Receivable for fund shares sold	4,417
Interest receivable	772,273
Prepaid expenses and other assets	11,130
Total Assets	57,926,838
Liabilities
Payable for fund shares redeemed	44,369
Payable to investment advisor and other affiliates (Note 4)	20,971
Accounts payable and accrued expenses	57,096
Dividends payable	16,590
Total Liabilities	139,026
Net Assets	$ 57,787,812
NET ASSETS CONSIST OF
Distributable earnings	$ 747,609
Net capital paid in on shares of beneficial interest	57,040,203
$ 57,787,812
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($33,777,764 applicable to 2,678,701 shares of beneficial interest outstanding - Note 5)	$ 12.61
Maximum sales charge, 2.00% of offering price	0.26
Maximum offering price per share	$ 12.87
Class I Shares:
Net asset value, offering and redemption price per share ($24,010,048 applicable to 1,904,132 shares of beneficial interest outstanding - Note 5)	$ 12.61
See notes to financial statements.
10   |  Annual Report

Statement of Operations
Thornburg New York Intermediate Municipal Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income (net of premium amortized of $554,166)	$ 2,108,285
EXPENSES
Investment advisory fees (Note 4)	314,612
Administration fees (Note 4)
Class A Shares	35,896
Class I Shares	18,926
Distribution and service fees (Note 4)
Class A Shares	91,264
Transfer agent fees
Class A Shares	26,379
Class I Shares	24,682
Registration and filing fees
Class A Shares	5,565
Class I Shares	3,522
Custodian fees (Note 2)	24,842
Professional fees	42,339
Trustee and officer fees (Note 4)	3,397
Accounting fees (Note 4)	425
Other expenses	20,568
Total Expenses	612,417
Less:
Expenses reimbursed by investment advisor (Note 4)	(74,155)
Net Expenses	538,262
Net Investment Income	$ 1,570,023
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(9,562)
Net change in unrealized appreciation (depreciation) on investments	(1,951,804)
Net Realized and Unrealized Loss	(1,961,366)
Net Decrease in Net Assets Resulting from Operations	$ (391,343)
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg New York Intermediate Municipal Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,570,023	$ 1,695,867
Net realized gain (loss) on investments	(9,562)	(123,791)
Net unrealized appreciation (depreciation) on investments	(1,951,804)	(2,289,319)
Net Decrease in Net Assets Resulting from Operations	(391,343)	(717,243)
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(861,533)	(979,082)
Class I Shares	(708,490)	(716,785)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(1,663,676)	(7,051,787)
Class I Shares	(2,380,889)	(3,248,623)
Net Decrease in Net Assets	(6,005,931)	(12,713,520)
NET ASSETS
Beginning of Year	63,793,743	76,507,263
End of Year	$ 57,787,812	$ 63,793,743
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.
The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 55,599,606
Gross unrealized appreciation on a tax basis	1,627,205
Gross unrealized depreciation on a tax basis	(236,786)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 1,390,419
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $9,562. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $616,658 (of which $369,391 are short-term and $247,267 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
In order to account for permanent book to tax differences, the Fund decreased distribution in excess of net investment income by $257, increased accumulated net realized gain (loss) by $1, and decreased net capital paid in on shares of beneficial interest by $258. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from distributions in excess of current earnings.
At September 30, 2018, the Fund had no undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2018 and September 30, 2017 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Tax exempt income	$ 1,567,752	$ 1,694,416
Ordinary income	2,014	1,451
Distributions in excess of current earnings	257	-
Total	$ 1,570,023	$ 1,695,867
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 56,990,025	$ —	$ 56,990,025	$ —
Total Investments in Securities	$ 56,990,025	$ —	$ 56,990,025	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the year ended September 30, 2018 was 0.50% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $1,280 from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net
16  |  Annual Report

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed expenses and administrative fees of $33,257 for Class A shares and $40,898 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had transactions with affiliated funds of $2,050,000 in purchases and $1,200,000 in sales generating no realized gains or losses.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	509,755	$ 6,596,193	273,384	$ 3,551,462
Shares issued to shareholders in reinvestment of dividends	56,051	715,470	58,019	754,362
Shares repurchased	(700,474)	(8,975,339)	(876,328)	(11,357,611)
Net decrease	(134,668)	$ (1,663,676)	(544,925)	$ (7,051,787)
Class I Shares
Shares sold	591,763	$ 7,620,816	739,573	$ 9,621,219
Shares issued to shareholders in reinvestment of dividends	51,601	658,900	54,399	707,544
Shares repurchased	(832,821)	(10,660,605)	(1,050,573)	(13,577,386)
Net decrease	(189,457)	$ (2,380,889)	(256,601)	$ (3,248,623)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $9,029,782 and $9,931,798, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018
is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (979,082)
Class I Shares	(716,785)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
18  |  Annual Report

This page intentionally left blank.
Annual Report  |  19

Financial Highlights
Thornburg New York Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	(0.30)	$ 12.61
2017 (b)	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	(0.33)	$ 13.00
2016 (b)	$ 13.18	0.29	0.22	0.51	(0.29)	—	(0.29)	$ 13.40
2015 (b)	$ 13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$ 13.18
2014 (b)	$ 12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$ 13.22
CLASS I SHARES
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	(0.34)	$ 12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	(0.37)	$ 13.00
2016	$ 13.18	0.33	0.22	0.55	(0.33)	—	(0.33)	$ 13.40
2015	$ 13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$ 13.18
2014	$ 12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$ 13.22

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
20  |  Annual Report

Financial Highlights, Continued
Thornburg New York Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.36	0.99	0.99	1.08	(0.68)	15.88	$ 33,778
2.50	0.99	0.99	1.09	(0.52)	11.11	$ 36,576
2.18	0.96	0.96	1.03	3.91	7.02	$ 45,009
2.16	0.98	0.98	1.05	1.87	7.72	$ 49,845
2.27	0.99	0.99	1.05	4.59	14.12	$ 54,301

2.68	0.67	0.67	0.82	(0.36)	15.88	$ 24,010
2.81	0.67	0.67	0.77	(0.20)	11.11	$ 27,217
2.51	0.63	0.63	0.72	4.25	7.02	$ 31,498
2.47	0.67	0.67	0.76	2.19	7.72	$ 30,242
2.57	0.67	0.67	0.73	4.93	14.12	$ 23,922
Annual Report  |  21

Report of Independent Registered Public Accounting Firm
Thornburg New York Intermediate Municipal Fund
To the Trustees and Shareholders of the
Thornburg New York Intermediate Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New York Intermediate Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30,2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
22   |  Annual Report

Expense Example
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,003.49	$4.97
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS I SHARES
Actual	$1,000.00	$1,005.11	$3.37
Hypothetical*	$1,000.00	$1,021.71	$3.40

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  23

Trustees and Officers
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
24   |  Annual Report

Trustees and Officers, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  25

Trustees and Officers, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
26   |  Annual Report

Other Information
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Fund of $1,567,752 (or the maximum allowed) are tax exempt dividends for federal income tax purposes and $2,014 are taxable ordinary investment income dividends. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly
Annual Report  |  27

Other Information, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses for the Fund’s two share classes to the fee levels and expenses of fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, fee waivers and expense reimbursements by the Advisor, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and average fee
28   |  Annual Report

Other Information, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2018 (Unaudited)
levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for the second share class was comparable to the median and lower than the average expense levels for the category. Peer group data showed that the Fund’s advisory fee level for the two share classes was comparable to the median levels of their respective peer groups. The data further showed that the total expense level for one of the share classes fell at the top of the range of its peer group, while the total expense level for the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and enhance staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and enhance staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued actively and competently to pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  29

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH860

Annual Reports
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Low Duration Income Fund
Annual Reports  |  September 30, 2018
Table of Contents

LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
LIMITED TERM INCOME FUND
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
LOW DURATION INCOME FUND
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Reports  |  3

Letter to Shareholders
September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund for the year ended September 30, 2018. Combining income and change in price, Class I shares of Thornburg Limited Term U.S. Government Fund produced a total return of negative 0.47% over the period. The Bloomberg Barclays Intermediate Government Bond Index produced a total return of negative 1.18% over the same period. Class I shares of Thornburg Limited Term Income Fund produced a total return of 0.41% over the year ended September 30, 2018. The Bloomberg Barclays Intermediate Government/Credit Bond Index produced a negative 0.96% total return over the same time period. Class I shares of Thornburg Low Duration Income Fund produced a total return of 0.95% over the year ended September 30, 2018. The Bloomberg Barclays U.S. Aggregate Bond 1–3 Year Index produced a 0.22% total return over the same period.
Despite 10-year Treasury yields having bottomed more than two years ago, many investors’ portfolios have been caught off guard as yields have risen over the last 12 months. The Funds, while not immune to the rise in rates during this time, have outperformed their respective benchmarks. How? Simply put, we take a balanced risk approach and construct the portfolios with resilience in mind amid the potentially negative outcomes in both rates and credit.
Core to our approach is the consistent application of our investment philosophy, which compels taking incremental risk only when we believe that risk offers proper compensation. Over the last year, reasonable compensation for assumed risks has been difficult to source. Therefore, our selectivity has increased. One may imagine that, given the moves in Treasuries over the last year, corporate spreads would have widened more than they have, relative to historical averages. That would ordinarily lead to a broader opportunity set in which to deploy capital. This has not happened broadly, as credit spreads remain quite tight from a historical perspective. We believe current spread compensation per unit of risk has yet to become attractive en masse.
The market, however, still appears yield hungry, although quite skittish around rates, as the U.S. Federal Reserve has hiked short-term rates multiple times in 2018, with one more expected in December. As central banks move away from ultra-accommodative monetary policies, dependence on forward guidance as a market influence has grown increasingly important. While the Fed has eliminated some forward guidance, Fed Chairman Jerome Powell continues to guide markets through the “normalization” process in post-meeting press conferences, which, in a new development, will be held at every Federal Open Markets Committee meeting beginning in 2019. The European Central Bank and Bank of Japan, meanwhile, have increased their communications as well.
Most investors will agree that quantitative easing (QE) from central banks around the world has both depressed risk-free yields and compressed risk-asset spreads. What, then, will be the ultimate result of the inevitable unwinding? If QE was a tailwind after the Financial Crisis, then “quantitative tightening” should become a headwind. At the very least, we expect the varied bouts of volatility experienced so far this year to become increasingly frequent as the cycle rolls on.
Recently, the 4.2% annualized second-quarter GDP increase appeared to have had little immediate effect on the market as it was widely anticipated. Other economic data during the most recent quarter have appeared mixed, but generally suggested continued above-trend growth. Perhaps most notably, despite trade war rhetoric and the ongoing negative political environment in the U.S., both business and consumer confidence remain strong. Non-farm payrolls have been growing at a decent 185,000-per-month average over the last three months. Wages are increasing, albeit at a modest pace, causing no major impact to inflation. The biggest question facing the U.S. economy is if the current jump in growth is sustainable. We have our doubts.
Tax reform has certainly given a boost to after-tax consumer and business income. Consumer spending has jumped and even corporate investment has picked up in 2018. Although, future growth will now be measured relative to a higher base, creating a more difficult hurdle. Meanwhile, leverage in all three major sectors (government, corporate, and consumer) is becoming more expensive as benchmark rates rise. Going forward, it will be challenging to find additional spending power in an already indebted economy to fuel future growth. Perhaps higher capital expenditures and reduced regulation are the missing links to higher productivity growth and the start of a virtuous cycle. But given continual disappointments thus far, we remain skeptical.
We remain disciplined and defensive regarding interest-rate and credit risk across the portfolios. Depending upon the mandate, we’ve most recently added modest exposure to duration, given the recent moves in rates. While neither interest-rate nor credit risk is well compensated in the market today, we still are finding select relative-value opportunities to add to portfolios. We continue to favor investing in securities backed by the cashflows of the U.S. consumer. That said, consumers also continue to re-leverage their balance sheets largely via unsecured borrowing (student loans, personal loans) and via autos. In turn, we’ve become even more selective in where we participate.
We still see value in senior tranches of non-agency mortgage-backed securities (MBS). Essentially, we are moving more into secured consumer loans (i.e. secured by houses). In our view, our place in the capital structure reduces our credit risk and the underlying borrowers’ incentives and ability to refinance controls prepayment activity, making for an attractive opportunity given the limited convexity risk.

4  |  Annual Reports

Letter to Shareholders, Continued
September 30, 2018 (Unaudited)
We generally remain short and defensive, believing we’ll see more attractive buying opportunities down the road.
Thank you for your continued trust and for investing alongside us. We enjoy working hard to add value.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Jeff Klingelhofer, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Reports  |  5

Performance Summary
September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 11/16/87)
Without sales charge	-0.77%	0.06%	0.62%	1.83%	4.62%
With sales charge	-2.27%	-0.43%	0.32%	1.68%	4.57%
Class C Shares (Incep: 9/1/94)
Without sales charge	-1.08%	-0.23%	0.32%	1.54%	3.50%
With sales charge	-1.56%	-0.23%	0.32%	1.54%	3.50%
Class I Shares (Incep: 7/5/96)	-0.47%	0.39%	0.94%	2.15%	3.97%
Class R3 Shares (Incep: 7/1/03)	-0.85%	0.00%	0.56%	1.76%	2.17%
Class R4 Shares (Incep: 2/1/14)	-0.85%	-0.01%	-	-	0.49%
Class R5 Shares (Incep: 5/1/12)	-0.52%	0.34%	0.91%	-	0.72%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 10/1/92)
Without sales charge	0.09%	1.58%	1.92%	4.18%	4.78%
With sales charge	-1.38%	1.07%	1.62%	4.02%	4.72%
Class C Shares (Incep: 9/1/94)
Without sales charge	-0.13%	1.36%	1.71%	3.94%	4.46%
With sales charge	-0.62%	1.36%	1.71%	3.94%	4.46%
Class I Shares (Incep: 7/5/96)	0.41%	1.91%	2.28%	4.54%	4.96%
Class R3 Shares (Incep: 7/1/03)	-0.06%	1.44%	1.80%	4.10%	3.46%
Class R4 Shares (Incep: 2/1/14)	0.01%	1.44%	-	-	1.59%
Class R5 Shares (Incep: 5/1/12)	0.26%	1.79%	2.14%	-	2.31%
Class R6 Shares (Incep: 4/10/17)	0.56%	-	-	-	1.69%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5, and Class R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: Limited Term U.S. Government Fund A shares, 0.89%; C shares, 1.20%; I shares, 0.63%; R3 shares, 1.36%; R4 shares, 1.91%; R5 shares, 1.24%; Limited Term Income Fund A shares, 0.83%; C shares, 1.04%; I shares, 0.53%; R3 shares, 1.08%; R4 shares, 1.52%; R5 shares, 0.70%; R6 shares, 1.00%; and Low Duration Income Fund A shares, 1.73%; I shares, 1.06%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%; R6 shares 0.45%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield for Low Duration Income Fund A shares would have been 0.34%, and the SEC yield would have been 0.11%.
6   |  Annual Reports

Performance Summary, Continued
September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
LOW DURATION INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/30/13)
Without sales charge	0.75%	1.13%	-	-	1.13%
With sales charge	-0.77%	0.62%	-	-	0.81%
Class I Shares (Incep: 12/30/13)	0.95%	1.32%	-	-	1.31%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LOW DURATION INCOME FUND	FINAL VALUE
30-DAY YIELDS, A SHARES (with sales charge)
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
Annualized Distribution Yield	1.53%
SEC Yield	1.59%
THORNBURG LIMITED TERM INCOME FUND
Annualized Distribution Yield	2.32%
SEC Yield	2.40%
THORNBURG LOW DURATION INCOME FUND
Annualized Distribution Yield	1.87%
SEC Yield	1.73%

Glossary
The Bloomberg Barclays Intermediate Government Bond Index is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg Barclays Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. 1-3 Yr Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
Credit risk is the probable risk of loss resulting from a borrower’s failure to repay a loan or meet contractual obligations.
Interest rate risk is the risk that an investment’s value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve, or in any other interest rate relationship.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Annual Reports  |  7

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	145
Effective Duration	2.9 Yrs
Average Maturity	3.8 Yrs
TYPES OF HOLDINGS
PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
8   |  Annual Reports

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 24.0%
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2020 - 7/15/2026	$13,003,269	$ 12,653,776
	0.375% due 7/15/2025	6,110,352	5,917,402
	0.625% due 7/15/2021 - 1/15/2026	6,136,127	6,058,298
	United States Treasury Notes,
	0.125% due 4/15/2021	3,083,512	3,020,194
	1.25% due 8/31/2019	1,480,000	1,461,610
	1.375% due 2/29/2020 - 10/31/2020	3,980,000	3,889,331
	1.50% due 8/15/2026	1,500,000	1,339,394
	1.625% due 6/30/2020	4,000,000	3,920,172
	1.875% due 1/31/2022 - 8/31/2024	5,555,000	5,321,758
	2.00% due 11/15/2026	1,400,000	1,295,350
	2.125% due 1/31/2021	1,500,000	1,475,297
	2.25% due 4/30/2021 - 8/15/2027	8,965,000	8,720,092
	3.625% due 2/15/2020	1,000,000	1,011,762
	Total U.S. Treasury Securities (Cost $57,613,321)		56,084,436
	U.S. Government Agencies — 15.2%
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015 2.291% due 6/30/2027	2,307,987	2,204,336
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	478,841	466,996
	New Valley Generation I, Tennessee Valley Authority, 7.299% due 3/15/2019	370,233	373,731
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	2,351,250	2,279,707
[a]	2.46% due 12/15/2025	1,875,000	1,824,015
[a,b]	2.689% (LIBOR 3 Month + 0.35%) due 4/15/2025	2,362,500	2,370,888
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	1.87% due 1/15/2026	1,776,316	1,689,429
[a]	2.06% due 1/15/2026	2,625,000	2,519,652
[a]	2.512% due 1/15/2026	2,625,000	2,556,206
	Small Business Administration Participation Certificates,
	Series 2001-20D Class 1, 6.35% due 4/1/2021	226,387	232,573
	Series 2001-20F Class 1, 6.44% due 6/1/2021	233,013	237,526
	Series 2002-20A Class 1, 6.14% due 1/1/2022	137,226	141,329
	Series 2002-20K Class 1, 5.08% due 11/1/2022	160,134	163,112
	Series 2005-20H Class 1, 5.11% due 8/1/2025	141,973	144,285
	Series 2007-20D Class 1, 5.32% due 4/1/2027	396,799	410,866
	Series 2007-20F Class 1, 5.71% due 6/1/2027	217,363	223,832
	Series 2007-20I Class 1, 5.56% due 9/1/2027	692,273	716,088
	Series 2007-20K Class 1, 5.51% due 11/1/2027	464,791	487,951
	Series 2008-20G Class 1, 5.87% due 7/1/2028	1,248,698	1,306,500
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,608,535	1,629,756
	Series 2011-20K Class 1, 2.87% due 11/1/2031	1,925,874	1,902,863
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,982,090	1,932,376
	Series 2015-20I Class 1, 2.82% due 9/1/2035	2,204,879	2,134,441
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	2,812,500	2,723,246
	Union 13 Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.87% due 6/28/2024	1,526,970	1,468,933
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.804% (LIBOR 3 Month + 0.43%) due 6/26/2024	3,366,467	3,377,707
	Total U.S. Government Agencies (Cost $36,410,161)		35,518,344
	Mortgage Backed — 56.1%
	Federal Home Loan Mtg Corp.,
	Pool AK6768, 3.00% due 3/1/2027	1,449,487	1,437,766
	Pool B14155, 3.50% due 5/1/2019	24,047	24,099
	Pool D98887, 3.50% due 1/1/2032	935,531	938,637
	Pool G12079, 4.50% due 4/1/2019	15,495	15,515
	Pool G13804, 5.00% due 3/1/2025	279,133	288,418
	Pool G15227, 3.50% due 12/1/2029	2,524,078	2,544,291
	Pool G18435, 2.50% due 5/1/2027	1,779,312	1,733,648
	Pool J11371, 4.50% due 12/1/2024	297,687	304,790
	Pool J13583, 3.50% due 11/1/2025	525,297	528,768
	Pool J14888, 3.50% due 4/1/2026	564,684	568,554
Annual Reports  |  9

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Pool T61943, 3.50% due 8/1/2045	$ 721,125	$ 705,857
	Pool T65457 3.00% due 1/1/2048	3,360,570	3,195,035
	Federal Home Loan Mtg Corp., CMO,
	Series 1351 Class TE, 7.00% due 8/15/2022	72,655	75,539
	Series 3291 Class BY, 4.50% due 3/15/2022	229,277	232,140
	Series 3640 Class EL, 4.00% due 3/15/2020	130,773	131,553
	Series 3704 Class DC, 4.00% due 11/15/2036	363,924	368,074
	Series 3867 Class VA, 4.50% due 3/15/2024	1,421,833	1,468,971
	Series 3922 Class PQ, 2.00% due 4/15/2041	671,453	656,657
	Series 4050 Class MV, 3.50% due 8/15/2023	1,699,514	1,712,249
	Series 4097 Class TE, 1.75% due 5/15/2039	1,293,842	1,224,411
[b]	Series 4105 Class FG, 2.558% (LIBOR 1 Month + 0.40%) due 9/15/2042	1,557,633	1,566,001
	Series 4120 Class TC, 1.50% due 10/15/2027	1,783,622	1,681,833
	Series 4120 Class UE, 2.00% due 10/15/2027	1,876,847	1,794,123
	Series K018 Class A1, 1.781% due 10/25/2020	658,011	650,672
	Series K035 Class A1, 2.615% due 3/25/2023	2,148,203	2,124,514
	Series K037 Class A1, 2.592% due 4/25/2023	1,267,208	1,252,045
	Series K038 Class A1, 2.604% due 10/25/2023	3,990,016	3,936,686
	Series K042 Class A1, 2.267% due 6/25/2024	3,002,268	2,918,470
	Series K709 Class A2, 2.086% due 3/25/2019	3,000,000	2,990,057
	Series K716 Class A1, 2.413% due 1/25/2021	919,411	911,656
[b]	Series KF15 Class A, 2.784% (LIBOR 1 Month + 0.67%) due 2/25/2023	1,323,818	1,325,965
[b]	Series KLH1 Class A, 2.814% (LIBOR 1 Month + 0.70%) due 11/25/2022	2,000,000	2,007,500
[c]	Series KP02 Class A2, 2.355% due 4/25/2021	2,037,805	2,022,183
	Series KS03 Class A2, 2.79% due 6/25/2022	2,500,000	2,453,079
[b]	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series KLH3 Class A, 2.814% (LIBOR 1 Month + 0.70%) due 11/25/2022	2,998,695	3,000,061
	Federal Home Loan Mtg Corp., REMIC, Series 4072 Class VA, 3.50% due 10/15/2023	1,500,528	1,511,980
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[d]	Series 2017-3 Class HA, 2.50% due 7/25/2056	2,237,533	2,174,686
[d]	Series 2017-4 Class HT, 2.50% due 6/25/2057	1,260,478	1,206,300
[d]	Series 2018-1 Class HA, 2.25% due 5/25/2057	2,831,951	2,699,352
[c]	Series 2018-2 Class HA, 3.00% due 11/25/2057	1,674,089	1,621,468
	Series 2018-3 Class HA, 3.00% due 8/25/2057	1,960,934	1,887,000
	Federal Home Loan Mtg Corp., Whole Loan Securities,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	1,518,227	1,456,799
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	1,635,555	1,568,659
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	1,320,782	1,273,994
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	734,603	729,905
	Federal National Mtg Assoc.,
	1.875% due 12/28/2020	2,000,000	1,957,507
	Pool 252648, 6.50% due 5/1/2022	14,864	15,471
	Pool 342947, 7.25% due 4/1/2024	39,015	41,549
[b]	Pool 895572, 4.556% (LIBOR 12 Month + 1.82%) due 6/1/2036	207,147	217,629
	Pool 930986, 4.50% due 4/1/2019	24,724	24,778
	Pool AA2870, 4.00% due 3/1/2024	284,787	290,527
	Pool AB7997, 2.50% due 2/1/2023	454,455	448,120
	Pool AB8447, 2.50% due 2/1/2028	1,543,099	1,504,341
	Pool AD8191, 4.00% due 9/1/2025	498,206	508,248
	Pool AE0704, 4.00% due 1/1/2026	1,987,891	2,027,959
	Pool AH3487, 3.50% due 2/1/2026	2,330,008	2,346,087
	Pool AJ1752, 3.50% due 9/1/2026	1,572,537	1,583,164
	Pool AK6518, 3.00% due 3/1/2027	1,238,312	1,230,383
	Pool AL9821, 2.50% due 1/1/2032	5,305,804	5,126,111
	Pool AS9749, 4.00% due 6/1/2047	2,341,794	2,367,682
	Pool AU2669, 2.50% due 10/1/2028	1,519,184	1,478,177
	Pool MA0071, 4.50% due 5/1/2019	14,633	14,675
	Pool MA0125, 4.50% due 7/1/2019	13,636	13,678
	Pool MA0380, 4.00% due 4/1/2020	63,704	64,988
	Pool MA1582, 3.50% due 9/1/2043	3,891,717	3,854,776
	Pool MA1585, 2.00% due 9/1/2023	1,273,664	1,233,638
	Pool MA1625, 3.00% due 10/1/2023	1,295,080	1,289,944
	Pool MA2322, 2.50% due 7/1/2025	1,171,333	1,148,501
	Pool MA2353, 3.00% due 8/1/2035	2,208,244	2,150,623
10   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Pool MA2480, 4.00% due 12/1/2035	$ 2,155,452	$ 2,201,508
	Pool MA2499, 2.50% due 1/1/2026	1,997,543	1,956,733
	Series 2017-T1 Class A, 2.898% due 6/25/2027	998,890	937,197
	Federal National Mtg Assoc., CMO,
	Series 1993-32 Class H, 6.00% due 3/25/2023	9,458	9,821
[c]	Series 2009-17 Class AH, 0.696% due 3/25/2039	354,091	280,028
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	33,008	33,195
	Series 2009-70 Class NK, 4.50% due 8/25/2019	406	407
	Series 2009-78 Class A, 4.50% due 8/25/2019	3,387	3,394
	Series 2011-45 Class VA, 4.00% due 3/25/2024	1,939,327	1,949,165
	Series 2011-63 Class MV, 3.50% due 7/25/2024	1,885,970	1,888,812
	Series 2011-70 Class CA, 3.00% due 8/25/2026	3,594,639	3,481,826
	Series 2011-72 Class KV, 3.50% due 11/25/2022	235,039	234,825
	Series 2012-20 Class VT, 3.50% due 3/25/2025	2,740,380	2,765,190
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,876,245	1,893,231
[b]	Series 2013-81 Class FW, 2.516% (LIBOR 1 Month + 0.30%) due 1/25/2043	2,595,135	2,591,039
[b]	Series 2013-92 Class FA, 2.766% (LIBOR 1 Month + 0.55%) due 9/25/2043	1,813,843	1,837,865
[b]	Series 2015-SB5 Class A10, 3.15% (LIBOR 1 Month + 3.15%) due 9/25/2035	1,745,658	1,681,426
[b]	Series 2018-SB47 Class A5H, 2.92% (LIBOR 1 Month + 2.92%) due 1/25/2038	1,474,142	1,452,128
	Government National Mtg Assoc.,
	Pool 3550, 5.00% due 5/20/2019	12,871	12,922
[c]	Pool 721652, 5.05% due 5/20/2061	669,243	673,024
[c]	Pool 751388, 5.304% due 1/20/2061	1,286,034	1,308,080
[c]	Pool 751392, 5.00% due 2/20/2061	4,262,129	4,410,994
[b]	Pool 894205, 2.75% (H15T1Y + 1.50%) due 8/20/2039	341,896	352,025
[b]	Pool MA0100, 3.625% (H15T1Y + 1.50%) due 5/20/2042	764,849	788,602
	Pool MA0907, 2.00% due 4/20/2028	2,104,121	1,974,997
	Government National Mtg Assoc., CMO, Series 2010-160 Class VY, 4.50% due 1/20/2022	351,255	358,631
	Total Mortgage Backed (Cost $134,685,263)		130,935,581
	Short-Term Investments — 4.8%
	Bank of New York Tri-Party Repurchase Agreement 2.29% dated 9/28/2018 due 10/1/2018, repurchase price $10,001,908 collateralized by 25 U.S. Government debt securities, having an average coupon of 4.41%, a minimum credit rating of BBB-, maturity dates from 3/25/2019 to 5/20/2048, and having an aggregate market value of $10,198,277 at 9/30/2018	10,000,000	10,000,000
	Federal Home Loan Bank Discount Notes, 1.90% due 10/1/2018	1,230,000	1,230,000
	Total Short-Term Investments (Cost $11,230,000)		11,230,000
	Total Investments — 100.1% (Cost $239,938,745)		$233,768,361
	Liabilities Net of Other Assets — (0.1)%		(344,555)
	Net Assets — 100.0%		$233,423,806

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
c	Variable rate coupon, rate in effect at September 30, 2018.
d	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2018.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
Annual Reports  |  11

Fund Summary
Thornburg Limited Term Income Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES
Number of Bonds	597
Effective Duration	3.0 Yrs
Average Maturity	3.8 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
12  |  Annual Reports

Schedule of Investments
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 11.2%
	United States Treasury Inflation Protected Security,
	0.25% due 1/15/2025	$ 5,851,835	$ 5,616,756
	0.375% due 7/15/2027	46,049,940	44,021,178
	United States Treasury Note,
	1.75% due 2/28/2022	32,000,000	30,804,499
	2.25% due 11/15/2027	27,000,000	25,270,312
	2.75% due 2/15/2028	69,856,000	68,110,690
	2.875% due 5/15/2028	117,875,000	116,087,532
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	17,818,395	17,589,502
	United States Treasury Notes,
	1.625% due 2/15/2026	52,700,000	47,830,604
	2.00% due 11/15/2026	99,883,000	92,416,746
	2.125% due 1/31/2021	17,000,000	16,720,032
	2.25% due 8/15/2027	62,020,000	58,155,862
	2.375% due 5/15/2027	37,090,000	35,213,187
	2.75% due 11/15/2023	5,500,000	5,447,278
	Total U.S. Treasury Securities (Cost $570,924,070)		563,284,178
	U.S. Government Agencies — 1.0%
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	405,173	395,151
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	4,680,000	4,537,598
[a]	2.46% due 12/15/2025	5,625,000	5,472,045
[a,b]	2.689% (LIBOR 3 Month + 0.35%) due 4/15/2025	6,993,000	7,017,829
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	1.87% due 1/15/2026	5,384,211	5,120,848
[a]	2.06% due 1/15/2026	1,125,000	1,079,851
[a]	2.512% due 1/15/2026	4,875,000	4,747,239
	Small Business Administration Participation Certificates,
	Series 2011-20G Class 1, 3.74% due 7/1/2031	6,434,139	6,519,026
	Series 2011-20K Class 1, 2.87% due 11/1/2031	7,496,466	7,406,895
[c,d]	U.S. Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,221,250
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.804% (LIBOR 3 Month + 0.43%) due 6/26/2024	5,952,118	5,971,992
	Total U.S. Government Agencies (Cost $52,847,125)		51,489,724
	Other Government — 0.8%
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[a,e]	2.004% due 9/18/2024	6,091,975	5,873,593
[a,e]	2.581% due 11/11/2024	8,724,305	8,558,614
[a,e]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	4,244,024	4,176,119
[a]	North American Development Bank, 4.375% due 2/11/2020	15,500,000	15,719,372
[a,b,e]	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.542% (LIBOR 6 Month + 1.00%) due 9/11/2019	6,837,000	6,814,293
	Total Other Government (Cost $41,826,879)		41,141,991
	Mortgage Backed — 6.7%
	Federal Home Loan Mtg Corp. CMO REMIC, Series 3195 Class PD, 6.50% due 7/15/2036	660,608	719,800
	Federal Home Loan Mtg Corp. CMO,
	Series 2682 Class JG, 4.50% due 10/15/2023	376,186	384,554
	Series 3504 Class PC, 4.00% due 1/15/2039	31,313	31,524
	Series 3838 Class GV, 4.00% due 3/15/2024	5,943,461	6,046,818
	Series 3919 Class VB, 4.00% due 8/15/2024	3,122,915	3,200,194
	Series 4079 Class WV, 3.50% due 3/15/2027	2,426,983	2,431,073
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	3,131,685	3,142,083
	Pool J17504, 3.00% due 12/1/2026	1,308,897	1,296,830
	Pool T65457 3.00% due 1/1/2048	30,173,114	28,686,853
	Federal Home Loan Mtg Corp., CMO,
	Series 3291 Class BY, 4.50% due 3/15/2022	305,703	309,520
	Series 3922 Class PQ, 2.00% due 4/15/2041	1,007,180	984,985
	Series 4050 Class MV, 3.50% due 8/15/2023	1,941,747	1,956,297
Annual Reports  |  13

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Series 4097 Class TE, 1.75% due 5/15/2039	$ 3,881,525	$ 3,673,234
	Series 4120 Class TC, 1.50% due 10/15/2027	2,316,049	2,183,875
	Series K038 Class A1, 2.604% due 10/25/2023	9,359,912	9,234,810
	Series K716 Class A1, 2.413% due 1/25/2021	2,827,188	2,803,341
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K030 Class A1, 2.779% due 9/25/2022	3,131,857	3,109,916
	Series K710 Class A2, 1.883% due 5/25/2019	7,443,349	7,413,228
	Series K717 Class A2, 2.991% due 9/25/2021	4,700,000	4,675,334
[b]	Series KLH3 Class A, 2.814% (LIBOR 1 Month + 0.70%) due 11/25/2022	17,617,333	17,625,356
	Federal Home Loan Mtg Corp., REMIC, Series 4072 Class VA, 3.50% due 10/15/2023	1,509,943	1,521,467
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[f]	Series 2017-3 Class HA, 2.50% due 7/25/2056	18,672,660	18,148,186
[f]	Series 2017-4 Class HT, 2.50% due 6/25/2057	16,170,135	15,475,107
[f]	Series 2018-1 Class HA, 2.25% due 5/25/2057	11,257,003	10,729,926
[g]	Series 2018-2 Class HA, 3.00% due 11/25/2057	26,785,430	25,943,486
	Series 2018-3 Class HA, 3.00% due 8/25/2057	28,237,445	27,172,800
	Federal Home Loan Mtg Corp., Whole Loan Securities,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	6,269,626	6,013,192
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	5,615,475	5,579,561
	Federal National Mtg Assoc. CMO REMIC,
	Series 2005-48 Class AR, 5.50% due 2/25/2035	66,958	67,672
	Series 2007-42 Class PA, 5.50% due 4/25/2037	178,234	183,461
	Series 2011-15 Class VA, 4.00% due 4/25/2022	212,904	212,820
	Series 2012-129 Class LA, 3.50% due 12/25/2042	7,131,499	7,017,754
	Federal National Mtg Assoc.,
	Pool 469616, 3.50% due 11/1/2021	3,628,628	3,664,888
	Pool 897936, 5.50% due 8/1/2021	187,959	192,456
	Pool AB7997, 2.50% due 2/1/2023	2,474,149	2,439,659
	Pool AE0160, 4.416% due 6/1/2020	5,539,082	5,646,833
	Pool AE0704, 4.00% due 1/1/2026	5,170,459	5,274,676
	Pool AK6518, 3.00% due 3/1/2027	1,727,288	1,716,227
	Pool AL9612, 3.50% due 11/1/2043	7,546,604	7,489,120
	Pool AS9733, 4.00% due 6/1/2047	29,874,433	30,438,080
	Pool AS9749, 4.00% due 6/1/2047	19,881,045	20,100,824
	Pool MA1278, 2.50% due 12/1/2022	3,443,614	3,399,592
	Pool MA1585, 2.00% due 9/1/2023	4,824,004	4,672,405
	Pool MA2815, 3.00% due 11/1/2026	3,148,165	3,128,612
	Series 2017-T1 Class A, 2.898% due 6/25/2027	17,980,018	16,869,553
	Federal National Mtg Assoc., CMO,
[g]	Series 2009-17 Class AH, 0.696% due 3/25/2039	590,152	466,713
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	55,013	55,325
	Series 2009-70 Class NK, 4.50% due 8/25/2019	1,015	1,017
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,711,604	1,727,100
[b]	Series 2013-81 Class FW, 2.516% (LIBOR 1 Month + 0.30%) due 1/25/2043	9,429,340	9,414,458
	Government National Mtg Assoc. CMO, Series 2009-68 Class DP, 4.50% due 11/16/2038	217,153	221,134
	Government National Mtg Assoc.,
[g]	Pool 721652, 5.05% due 5/20/2061	975,726	981,238
[g]	Pool 731491, 5.139% due 12/20/2060	1,206,219	1,230,491
[g]	Pool 751388, 5.304% due 1/20/2061	2,020,911	2,055,554
	Pool 783299, 4.50% due 2/15/2022	111,076	111,733
[b]	Pool MA0100, 3.625% (H15T1Y + 1.50%) due 5/20/2042	772,575	796,568
	Total Mortgage Backed (Cost $349,474,246)		340,069,313
	Asset Backed Securities — 22.0%
	Advance Receivables — 0.5%
[e]	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	11,350,000	11,252,994
[e]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T1 Class AT1, 2.53% due 11/16/2048	12,000,000	12,008,736
			23,261,730
	Auto Receivables — 1.6%
14   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	American Credit Acceptance Receivables Trust,
[e]	Series 2016-4 Class C, 2.91% due 2/13/2023	$ 2,375,000	$ 2,368,066
[e]	Series 2017-3 Class A, 1.82% due 3/10/2020	271,339	271,294
[e]	Series 2018-3 Class B, 3.49% due 6/13/2022	3,815,000	3,814,715
[e]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	6,000,000	5,908,475
[e]	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	4,645,288	4,633,574
[e]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	2,836,946	2,817,402
[e]	Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	2,538,329	2,537,628
[e]	Enterprise Fleet Financing, LLC, Series 2017-1 Class A2, 2.13% due 7/20/2022	3,809,681	3,790,886
[e]	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	7,013,454	6,999,078
[e]	GLS Auto Receivables Trust, Series 2018-2A Class A, 3.25% due 4/18/2022	7,716,148	7,712,450
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	16,324,945	16,280,242
[b,e]	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 3.233% (LIBOR 1 Month + 1.10%) due 4/10/2030	8,883,976	8,908,159
[a,b,e]	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 2.783% (LIBOR 1 Month + 0.65%) due 11/10/2020	3,039,890	3,043,225
[d,e]	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	7,430,000	7,392,850
[e]	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84% due 4/17/2023	3,372,458	3,359,563
			79,837,607
	Commercial MTG Trust — 3.4%
[e]	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	4,740,134	4,732,597
[b,e]	Bayview Commercial Asset Trust, Series 2004-3 Class A2, 2.846% (LIBOR 1 Month + 0.63%) due 1/25/2035	1,967,532	1,948,400
[e,g]	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	0	0
[g]	CHL Mortgage Pass-Through Trust CMO, Series 2004-HYB2 Class 1A, 4.055% due 7/20/2034	118,227	123,616
[g]	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 3.954% due 3/25/2034	128,143	106,532
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	14,766,690	14,529,310
[e,g]	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	14,449,704	14,032,829
[b,e]	DBUBS Mortgage Trust, CMO, Series 2011-LC2A Class A1FL, 3.489% (LIBOR 1 Month + 1.35%) due 7/12/2044	2,498,493	2,527,611
[e]	FDIC Trust CMO, Series 2013-R1 Class A, 1.15% due 3/25/2033	1,376,822	1,355,391
	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO,
[g,h]	Series K008 Class X1, 1.674% due 6/25/2020	30,420,536	619,721
[g,h]	Series K710 Class X1, 1.858% due 5/25/2019	43,512,973	289,535
	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates,
[g]	Series K031 Class A2, 3.30% due 4/25/2023	9,200,000	9,222,342
	Series K039 Class A1, 2.683% due 12/25/2023	4,824,423	4,761,965
[g]	Series K719 Class A2, 2.731% due 6/25/2022	6,355,000	6,249,772
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,644,237
	Series K725 Class A1, 2.666% due 5/25/2023	7,656,416	7,537,941
	Federal Home Loan Mtg Corp. Whole Loan Securities Trust CMO, Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	23,855,624	23,364,892
[e,g,i]	GAHR Commercial Mortgage Trust, Series 2015-NRF Class BFX, 3.495% due 12/15/2034	25,010,000	24,969,704
[e,g]	Galton Funding Mortgage Trust CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	4,258,993	4,193,711
[e,g]	Mello Mortgage Capital Acceptance, Series 2018-MTG1 Class A3, 3.50% due 5/25/2048	13,189,793	13,010,568
	RAMP Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	1,092,416	1,086,987
[f]	Seasoned Credit Risk Transfer Trust Series CMO, Series 2017-1 Class HA, 2.50% due 1/25/2056	10,431,519	9,984,415
[e,g]	Shellpoint Asset Funding Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	5,172,137	5,140,354
[g]	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs CMO, Series 2003-9A Class 2A2, 4.153% due 3/25/2033	1,012,421	1,046,579
	WaMu Mortgage Pass-Through Certificates Series Trust CMO, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	35,466	35,343
[e,g]	Wells Fargo Commercial Mortgage Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	15,000,000	14,833,188
			170,347,540
	Commercial Services — 0.3%
[a,b,e]	Korea Expressway Corp., Series 144A, 3.048% (LIBOR 3 Month + 0.70%) due 4/20/2020	14,800,000	14,823,777
			14,823,777
	Electric — 0.3%
	Korea Hydro & Nuclear Power Co. Ltd.,
[a,e]	Series 144A 3.75% due 7/25/2023	10,000,000	9,932,492
[a,e]	Series 144A, 2.875% due 10/2/2018	7,000,000	6,994,645
			16,927,137
	Forest Products & Paper — 0.4%
	Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	13,630,000	13,626,537
	Synchrony Credit Card Master Note Trust, Series 2016-1 Class A, 2.04% due 3/15/2022	8,500,000	8,478,733
			22,105,270
Annual Reports  |  15

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Oil & Gas — 0.1%
[a,e]	Korea National Oil Corp., Series 144A, 2.75% due 1/23/2019	$ 5,000,000	$ 4,992,797
			4,992,797
	Other Asset Backed — 10.5%
[b,e]	AMSR Trust, Series 2016-SFR1 Class A, 3.558% (LIBOR 1 Month + 1.40%) due 11/17/2033	15,900,000	15,914,057
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	7,766,271	7,556,279
[e]	Avant Loans Funding Trust, Series 2018-A Class A, 3.09% due 6/15/2021	11,586,728	11,584,245
[e,g]	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	3,868,575	3,794,695
[e]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	4,000,000	3,977,765
[e]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	4,315,563	4,215,705
[d,e]	CIM Trust, 4.00% due 8/25/2048	8,900,000	8,846,507
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2017-NP2 Class A, 2.55% due 1/16/2024	460,640	460,390
[e]	Series 2017-P1 Class A, 2.42% due 9/15/2023	4,431,563	4,420,125
[e]	Series 2018-P2 Class A, 3.47% due 10/15/2025	8,550,000	8,541,984
[e]	Credit Suisse ABS Trust, Series 2018-LD1 Class A, 3.42% due 7/25/2024	5,621,776	5,622,176
	Dell Equipment Finance Trust,
[e]	Series 2016-1 Class A3, 1.65% due 7/22/2021	1,183,532	1,182,679
[e]	Series 2017-1 Class A2, 1.86% due 6/24/2019	847,809	847,386
[e]	Series 2017-2 Class A2A, 1.97% due 2/24/2020	3,952,593	3,939,307
[e]	Series 2018-1 Class A2A, 2.97% due 10/22/2020	7,400,000	7,401,567
	Diamond Resorts Owner Trust,
[e]	Series 2014-1 Class A, 2.54% due 5/20/2027	7,797,653	7,793,532
[e]	Series 2018-1 Class A, 3.70% due 1/21/2031	14,064,487	13,993,652
[a,e]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	4,556,666	4,573,754
[e]	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97% due 2/22/2021	4,144,189	4,132,938
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	10,842,518	10,561,124
[e]	Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	5,819,277	5,815,538
[e]	Foundation Finance Trust, Series 2017-1A Class A, 3.30% due 7/15/2033	5,578,718	5,528,802
[a,e]	Global SC Finance IV Ltd., Series 2017-1A Class A, 3.85% due 4/15/2037	7,348,727	7,250,060
	HERO Funding Trust,
[e]	Series 2015-1A Class A, 3.84% due 9/21/2040	8,854,933	9,138,254
[e]	Series 2017-2A Class A1, 3.28% due 9/20/2048	1,644,167	1,609,346
[e,g]	Homeward Opportunities Fund I Trust, Series 2018-1 Class A1, 3.766% due 6/25/2048	9,427,487	9,337,231
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	2,030,236	1,997,772
[e]	Marlette Funding Trust, Series 2017-2A Class A, 2.39% due 7/15/2024	3,044,423	3,039,336
	Nationstar HECM Loan Trust,
[e,g]	Series 2017-2A Class A1, 2.038% due 9/25/2027	5,372,756	5,334,143
[d,e,g]	Series 2018-1A Class A, 2.76% due 2/25/2028	8,824,191	8,806,542
[e,g]	Series 2018-2A Class A, 3.188% due 7/25/2028	6,950,141	6,944,928
[b,e]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 3.358% (LIBOR 1 Month + 1.20%) due 12/15/2028	5,087,778	5,157,865
	Navient Student Loan Trust,
[b]	Series 2014-1 Class A3, 2.726% (LIBOR 1 Month + 0.51%) due 6/25/2031	9,910,737	9,961,847
[b,e]	Series 2016-6A Class A2, 2.966% (LIBOR 1 Month + 0.75%) due 3/25/2066	13,900,000	14,017,408
[b,e]	Nelnet Student Loan Trust, Series 2013-1A Class A, 2.816% (LIBOR 1 Month + 0.60%) due 6/25/2041	6,649,397	6,692,696
[b,c,d]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.096% (LIBOR 3 Month + 0.78%) due 12/1/2037	1,356,250	1,311,494
	Ocwen Master Advance Receivables Trust,
[e]	Series 2018-T1 Class AT1, 3.301% due 8/15/2049	5,800,000	5,795,998
[e]	Series 2018-T2 Class AT2, 3.598% due 8/15/2050	3,000,000	2,993,250
[e]	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	5,827,783	5,854,728
[e]	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23% due 6/8/2023	5,500,000	5,397,772
[e]	Oportun Funding VII, LLC, Series 2017-B Class A, 3.22% due 10/10/2023	7,500,000	7,347,415
[b,e]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 2.766% (LIBOR 1 Month + 0.55%) due 5/25/2057	1,878,343	1,880,368
	PFS Financing Corp.,
[e]	Series 2016-BA Class A, 1.87% due 10/15/2021	5,610,000	5,540,867
[b,e]	Series 2017-BA Class A1, 2.663% (LIBOR 1 Month + 0.60%) due 7/15/2022	16,900,000	16,958,026
[e]	Series 2017-D Class A, 2.40% due 10/17/2022	10,000,000	9,804,482
[e]	Series 2018-B Class A, 2.89% due 2/15/2023	7,400,000	7,315,191
	Prosper Marketplace Issuance Trust,
[e]	Series 2017-2A Class A, 2.41% due 9/15/2023	1,971,693	1,969,432
[e]	Series 2017-3A Class A, 2.36% due 11/15/2023	2,618,961	2,609,858
[e]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	9,400,000	9,346,354
16   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	SBA Tower Trust,
[e]	2.877% due 7/10/2046	$ 9,500,000	$ 9,340,649
[e]	3.156% due 10/10/2045	5,000,000	4,962,500
[e,f]	Series 2014-1A Class C, 2.898% due 10/15/2044	17,900,000	17,864,055
[e]	Scala Funding Co., LLC, Series 2016-1 3.91% due 2/15/2021	2,000,000	1,934,600
[e]	SCF Equipment Leasing, LLC, Series 2018-1A Class A2, 3.63% due 10/20/2024	9,900,000	9,904,040
	Sierra Receivables Funding Co., LLC,
[e]	Series 2015-1A Class A, 2.40% due 3/22/2032	1,789,295	1,758,027
[e]	Series 2015-3A Class A, 2.58% due 9/20/2032	3,477,917	3,422,702
	Sierra Timeshare Receivables Funding, LLC,
[e,g]	Series 2014-2A Class A, 2.05% due 6/20/2031	784,851	783,449
[e]	Series 2015-2A Class A, 2.43% due 6/20/2032	1,268,222	1,252,511
[e]	SLM Private Education Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	1,292,459	1,297,281
	SLM Student Loan Trust,
[b,e]	Series 2011-A Class A3, 4.658% (LIBOR 1 Month + 2.50%) due 1/15/2043	13,650,000	13,919,974
[b]	Series 2013-6 Class A3, 2.866% (LIBOR 1 Month + 0.65%) due 6/25/2055	20,760,081	20,883,249
[b,e]	Series 2013-B Class A2B, 3.258% (LIBOR 1 Month + 1.10%) due 6/17/2030	473,243	475,007
	Small Business Administration,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	94,121	96,314
	Series 2008-20D Class 1, 5.37% due 4/1/2028	1,190,631	1,256,787
	Series 2009-20E Class 1, 4.43% due 5/1/2029	708,365	719,270
	Series 2009-20K Class 1, 4.09% due 11/1/2029	4,509,346	4,584,765
	Series 2011-20E Class 1, 3.79% due 5/1/2031	5,947,763	6,024,136
	Series 2011-20F Class 1, 3.67% due 6/1/2031	918,525	924,165
	Series 2011-20I Class 1, 2.85% due 9/1/2031	9,157,605	8,977,715
	Series 2012-20D Class 1, 2.67% due 4/1/2032	7,463,580	7,191,742
	Series 2012-20J Class 1, 2.18% due 10/1/2032	6,095,133	5,781,181
	Series 2012-20K Class 1, 2.09% due 11/1/2032	3,682,379	3,475,117
[b,e]	SMB Private Education Loan Trust, Series 2015-A Class A3, 3.658% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	10,215,662
	Social Professional Loan Program, LLC,
[b,e]	Series 2014-A Class A1, 3.816% (LIBOR 1 Month + 1.60%) due 6/25/2025	654,091	658,987
[e]	Series 2014-B Class A2, 2.55% due 8/27/2029	383,893	378,775
[e]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77% due 5/25/2026	2,339,362	2,317,467
[e]	SoFi Professional Loan Program, LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	6,000,000	5,794,068
[e]	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472% due 5/20/2046	8,837,251	8,882,878
[e]	Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	5,492,055	5,487,974
[e]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	6,108,289	6,091,471
	Towd Point Mortgage Trust,
[e,g]	Series 2016-5 Class A1, 2.50% due 10/25/2056	10,178,563	9,901,645
[e,g]	Series 2017-1 Class A1, 2.75% due 10/25/2056	5,488,808	5,370,253
[e,g]	Series 2018-2 Class A1, 3.25% due 3/25/2058	11,751,689	11,589,844
[e,g]	Series 2018-3 Class A1, 3.75% due 5/25/2058	7,653,492	7,641,501
[e]	Upstart Securitization Trust, Series 2018-1 Class A, 3.015% due 8/20/2025	3,212,418	3,211,157
[b,e]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.563% (LIBOR 1 Month + 0.05%) due 11/15/2022	3,350,000	3,359,177
[e]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50% due 12/20/2028	5,774,555	5,747,697
			527,594,662
	Residential MTG Trust — 4.2%
	Angel Oak Mortgage Trust, LLC,
[e,g]	Series 2017-1 Class A2, 3.085% due 1/25/2047	2,445,916	2,407,469
[e,g]	Series 2017-3 Class A1, 2.708% due 11/25/2047	6,200,906	6,111,340
[e,g]	Series 2018-1 Class A1, 3.258% due 4/27/2048	9,060,128	8,986,901
[e,g]	Series 2018-2 Class A1, 3.674% due 7/27/2048	8,492,542	8,492,206
[e,g]	Arroyo Mortgage Trust, Series 2018-1 Class A1, 3.763% due 4/25/2048	14,762,613	14,658,434
[e,g]	Citigroup Mortgage Loan Trust CMO, Series 2014-A Class A, 4.00% due 1/25/2035	1,990,999	2,000,490
[e,g]	Finance of America Structured Securities Trust, Series 2017-HB1 Class A, 2.321% due 11/25/2027	7,130,465	7,109,074
[e,g]	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	10,695,640	10,510,084
	JPMorgan Mortgage Trust,
[e,g]	Series 2017-2 Class A6, 3.00% due 5/25/2047	17,867,764	17,557,921
[e,g]	Series 2017-6 Class A5, 3.50% due 12/25/2048	20,656,551	20,388,099
[g]	Merrill Lynch Mortgage Investors Trust CMO, Series 2004-A4 Class M1, 4.095% due 8/25/2034	449,880	423,505
Annual Reports  |  17

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	New Residential Mortgage Loan Trust CMO,
[e,g]	Series 2017-3A Class A1, 4.00% due 4/25/2057	$ 11,827,199	$ 11,861,098
[e,g]	Series 2017-4A Class A1, 4.00% due 5/25/2057	14,891,724	14,939,368
	New Residential Mortgage Loan Trust,
[e,g]	Series 2017-2A Class A3, 4.00% due 3/25/2057	9,135,942	9,166,258
[b,e]	Series 2017-5A Class A1, 3.716% (LIBOR 1 Month + 1.50%) due 6/25/2057	1,355,836	1,385,921
[e,g]	Series 2017-6A Class A1, 4.00% due 8/27/2057	5,234,545	5,248,057
[e,g]	Series 2018-2A Class A1, 4.50% due 2/25/2058	13,472,245	13,693,636
[e,g]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	7,713,595	7,629,555
[e,g]	New Residential Mortgage Trust , Series 2018-1A Class A1A, 4.00% due 12/25/2057	6,142,467	6,158,106
	Sequoia Mortgage Trust CMO,
[e,g]	Series 2017-4 Class A4, 3.50% due 7/25/2047	3,946,448	3,898,504
[e,g]	Series 2017-5 Class A4, 3.50% due 8/25/2047	9,336,710	9,191,422
[e,g]	Verus Securitization Trust CMO, Series 2017-2A Class A1, 2.485% due 7/25/2047	12,396,321	12,041,007
[e,g]	Verus Securitization Trust, Series 2018-2 Class A1, 3.677% due 6/1/2058	15,296,624	15,237,556
			209,096,011
	Sovereign — 0.1%
	Bermuda Government International Bond,
	Series 144A,
[a,c]	4.138% due 1/3/2023	4,000,000	4,060,000
[a,c]	5.603% due 7/20/2020	3,000,000	3,101,175
			7,161,175
	Student Loan — 0.6%
[e]	Navient Private Education Refi Loan Trust, Series 2018-CA Class A1, 3.01% due 6/16/2042	4,800,821	4,797,981
[b,e]	Nelnet Student Loan Trust, Series 2016-A Class A1A, 3.966% (LIBOR 1 Month + 1.75%) due 12/26/2040	8,825,136	8,840,386
[e]	Sofi Professional Loan Program, LLC, Series 2016-B Class A2B, 2.74% due 10/25/2032	11,916,218	11,810,630
	SoFi Professional Loan Program, LLC,
[e]	Series 2014-A Class A2, 3.02% due 10/25/2027	4,471,553	4,451,659
[b,e]	Series 2014-B Class A1, 3.466% (LIBOR 1 Month + 1.25%) due 8/25/2032	1,115,368	1,124,758
			31,025,414
	Total Asset Backed Securities (Cost $1,118,485,190)		1,107,173,120
	Corporate Bonds — 49.4%
	Automobiles & Components — 1.4%
	Automobiles — 1.3%
	BMW US Capital, LLC,
[e]	3.25% due 8/14/2020	3,892,200	3,905,044
[e]	3.40% due 8/13/2021	2,994,000	2,992,719
	Hyundai Capital America,
[e]	2.40% due 10/30/2018	9,950,000	9,949,395
[b,e]	3.261% (LIBOR 3 Month + 0.94%) due 7/8/2021	22,900,000	22,958,452
[a,e]	Hyundai Capital Services, Inc., 3.75% due 3/5/2023	7,000,000	6,911,961
[b]	Toyota Motor Credit Corp., 2.738% (LIBOR 3 Month + 0.40%) due 2/13/2020	20,090,000	20,025,994
	Trading Companies & Distributors — 0.1%
	Altitude Investments 12, LLC (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	4,462,439	4,336,217
			71,079,782
	Banks — 3.5%
	Banks — 3.5%
[a,b,e]	ABN AMRO Bank N.V., 2.881% (LIBOR 3 Month + 0.57%) due 8/27/2021	6,800,000	6,814,423
[a,b]	Barclays Bank plc, 2.793% (LIBOR 3 Month + 0.46%) due 1/11/2021	7,000,000	7,007,350
[b]	Capital One NA/Mclean VA, 3.163% (LIBOR 3 Month + 0.82%) due 8/8/2022	27,000,000	27,042,051
	Citizens Bank N.A./Providence RI,
	2.25% due 3/2/2020	5,000,000	4,932,734
[b]	3.284% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,525,217
	Fifth Third Bank, 2.30% due 3/15/2019	3,800,000	3,793,610
	First Tennessee Bank N.A., 2.95% due 12/1/2019	7,000,000	6,981,610
	Goldman Sachs Bank USA, 3.20% due 6/5/2020	5,000,000	5,016,763
	Manufacturers & Traders Trust Co., 2.30% due 1/30/2019	10,000,000	9,991,120
18   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Mizuho Bank Ltd. (Guaranty: Mizuho Financial Group, Inc.),
[a,e]	2.45% due 4/16/2019	$ 7,000,000	$ 6,989,031
[a,b,e]	3.538% (LIBOR 3 Month + 1.19%) due 10/20/2018	5,000,000	5,002,825
	Santander Holdings USA, Inc., 3.40% due 1/18/2023	7,937,000	7,653,865
[a,b]	Santander UK plc, 3.812% (LIBOR 3 Month + 1.48%) due 3/14/2019	9,900,000	9,960,216
[e]	Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	2,803,944	3,138,651
[a,b]	Sumitomo Mitsui Banking Corp. (Guaranty: Sumitomo Mitsui Banking Corp/New York), 2.643% (LIBOR 3 Month + 0.31%) due 10/18/2019	15,000,000	15,017,850
[a]	Sumitomo Mitsui Banking Corp., 2.65% due 7/23/2020	10,600,000	10,477,712
[b]	US Bank NA, 2.655% (LIBOR 3 Month + 0.32%) due 4/26/2021	25,000,000	25,091,679
			175,436,707
	Capital Goods — 1.2%
	Industrial Conglomerates — 0.4%
	Carlisle Companies, Inc., 3.50% due 12/1/2024	6,787,000	6,500,995
[b]	General Electric Co. MTN, 3.334% (LIBOR 3 Month + 1.00%) due 3/15/2023	2,625,000	2,644,674
[b]	General Electric Co., 2.548% (LIBOR 3 Month + 0.15%) due 12/28/2018	4,850,000	4,847,633
	Ingersoll-Rand Co. (Guaranty: Ingersoll-Rand plc), 6.391% due 11/15/2027	3,000,000	3,361,282
	Machinery — 0.8%
	Nvent Finance Sarl,
[a,e]	3.95% due 4/15/2023	7,870,000	7,731,180
[a,e]	4.55% due 4/15/2028	16,970,000	16,521,401
	Stanley Black & Decker, Inc., 2.451% due 11/17/2018	6,900,000	6,896,895
	Wabtec Corp., 4.375% due 8/15/2023	10,590,000	10,626,893
			59,130,953
	Commercial & Professional Services — 0.5%
	Commercial Services & Supplies — 0.2%
	Cintas Corp. No. 2, 2.90% due 4/1/2022	2,622,000	2,557,846
	Republic Services, Inc., 3.95% due 5/15/2028	7,000,000	6,957,106
	Leisure Products — 0.2%
	Mattel, Inc., 2.35% due 8/15/2021	9,915,000	8,973,075
	Professional Services — 0.1%
	Verisk Analytics, Inc., 4.00% due 6/15/2025	6,930,000	6,845,111
			25,333,138
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
	Tupperware Brands Corp. (Guaranty: Dart Industries, Inc.), 4.75% due 6/1/2021	10,000,000	10,188,856
			10,188,856
	Consumer Services — 0.2%
	Transportation Infrastructure — 0.2%
	Mexico City Airport Trust,
[a,e]	3.875% due 4/30/2028	5,000,000	4,475,050
[a,e]	4.25% due 10/31/2026	3,750,000	3,525,000
			8,000,050
	Diversified Financials — 9.2%
	Capital Markets — 2.3%
	Ares Capital Corp.,
	4.375% due 1/15/2019	4,355,000	4,361,149
	4.875% due 11/30/2018	20,150,000	20,212,465
[e]	Ares Finance Co., LLC, 4.00% due 10/8/2024	5,000,000	4,728,070
	CBOE Holdings, Inc., 1.95% due 6/28/2019	1,745,000	1,734,269
	DY8 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	3,309,896	3,235,198
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	2,723,232	2,675,505
	FS Investment Corp., 4.00% due 7/15/2019	12,000,000	12,044,877
[a]	Genpact Luxembourg Sarl, 3.70% due 4/1/2022	12,000,000	11,717,422
[e]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	10,000,000	9,779,678
	Legg Mason, Inc.,
	2.70% due 7/15/2019	1,660,000	1,658,026
	4.75% due 3/15/2026	5,000,000	5,101,479
	National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	1,836,000	1,847,381
Annual Reports  |  19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Sandalwood 2013, LLC (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	$ 4,630,188	$ 4,556,569
	Solar Capital Ltd., 4.50% due 1/20/2023	12,000,000	11,484,080
[a,e]	SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% due 11/2/2020	15,000,000	14,610,663
	TPG Specialty Lending, Inc., 4.50% due 1/22/2023	7,440,000	7,300,654
	Consumer Finance — 1.1%
	Citibank N.A.,
[b]	2.688% (LIBOR 3 Month + 0.35%) due 2/12/2021	5,750,000	5,751,827
	3.40% due 7/23/2021	15,000,000	14,997,551
[b]	Wells Fargo & Co., MTN, 3.327% (LIBOR 3 Month + 1.01%) due 12/7/2020	4,400,000	4,463,025
	Wells Fargo Bank N.A.,
[b]	2.569% (LIBOR 3 Month + 0.23%) due 1/15/2020	17,000,000	17,023,530
[j]	3.325% (LIBOR 3 Month + 0.49%) due 7/23/2021	15,000,000	14,982,480
	Diversified Financial Services — 4.2%
[a,b]	Barclays plc, 3.695% (LIBOR 3 Month + 1.38%) due 5/16/2024	22,500,000	22,382,269
[a,e]	BNP Paribas S.A., 3.375% due 1/9/2025	6,000,000	5,679,942
	Citigroup, Inc.,
	2.50% due 7/29/2019	2,925,000	2,918,564
	2.65% due 10/26/2020	4,890,000	4,826,430
	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG),
[a]	3.125% due 12/10/2020	10,000,000	9,919,200
[a]	3.80% due 9/15/2022	7,000,000	6,966,440
[a]	4.55% due 4/17/2026	7,000,000	7,033,594
	Deutsche Bank AG,
[a,b]	3.162% (LIBOR 3 Month + 0.82%) due 1/22/2021	17,300,000	17,097,695
[a,b]	3.541% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	16,694,933
	Goldman Sachs Group, Inc.,
[b]	3.367% (LIBOR 3 Month + 1.02%) due 10/23/2019	4,517,000	4,557,357
[b]	3.534% (LIBOR 3 Month + 1.20%) due 9/15/2020	7,930,000	8,054,606
	HSBC Holdings plc,
[a,b]	3.322% (LIBOR 3 Month + 1.00%) due 5/18/2024	4,000,000	3,992,902
[a,j]	4.292% (LIBOR 3 Month + 1.35%) due 9/12/2026	5,000,000	4,950,874
	JPMorgan Chase & Co.,
[j]	3.797% (LIBOR 3 Month + 0.89%) due 7/23/2024	11,870,000	11,853,611
[b]	3.801% (LIBOR 3 Month + 1.48%) due 3/1/2021	7,000,000	7,185,757
[a]	Lloyds Banking Group plc, 4.45% due 5/8/2025	4,000,000	3,991,718
[a,b]	Mitsubishi UFJ Financial Group, Inc., 4.201% (LIBOR 3 Month + 1.88%) due 3/1/2021	3,907,000	4,034,339
[a,j]	Mizuho Financial Group, Inc., 3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	15,500,000	15,416,379
	Morgan Stanley, 2.80% due 6/16/2020	1,350,000	1,339,395
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,186,230
[a,j]	Royal Bank of Scotland Group plc, 5.076% (LIBOR 3 Month + 1.91%) due 1/27/2030	5,500,000	5,490,289
[a,e]	Societe Generale S.A., 4.25% due 9/14/2023	12,000,000	11,952,552
	Synchrony Financial, 3.00% due 8/15/2019	1,950,000	1,946,028
[a,b,e]	UBS AG Jersey (Guaranty: UBS Group AG), 3.806% (LIBOR 3 Month + 1.44%) due 9/24/2020	10,800,000	11,009,498
	UBS AG,
[a]	2.375% due 8/14/2019	4,500,000	4,481,543
[a,b,e]	2.631% (LIBOR 3 Month + 0.32%) due 5/28/2019	5,000,000	5,006,920
	Insurance — 1.2%
[b,e]	AIG Global Funding, 2.878% (LIBOR 3 Month + 0.48%) due 7/2/2020	3,000,000	3,007,344
	ALEX Alpha, LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	2,608,695	2,491,958
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	8,458,473	8,063,343
[a]	Gate Capital Cayman One Ltd. (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	4,194,207	4,126,992
	Helios Leasing I, LLC (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	3,148,074	2,985,301
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	6,331,893	6,064,616
[e]	Protective Life Global Funding, 2.615% due 8/22/2022	15,000,000	14,421,581
	Santa Rosa Leasing, LLC (Guaranty: Export-Import Bank of the United States),
	1.472% due 11/3/2024	8,718,152	8,269,278
	1.693% due 8/15/2024	3,116,414	2,985,232
	Union 13 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	8,176,749	7,790,139
	Mortgage Real Estate Investment Trusts — 0.4%
	Senior Housing Properties Trust, 4.75% due 2/15/2028	20,960,000	20,268,162
			463,708,909
	Energy — 3.5%
20   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Energy Equipment & Services — 0.2%
	Oceaneering International, Inc., 4.65% due 11/15/2024	$ 10,000,000	$ 9,575,343
[a,e,k,l]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	4,082,733	489,928
	Oil, Gas & Consumable Fuels — 3.3%
[a,b]	BP Capital Markets plc, 2.989% (LIBOR 3 Month + 0.65%) due 9/19/2022	16,510,000	16,766,565
	Buckeye Partners L.P., 4.15% due 7/1/2023	7,000,000	6,899,469
[a,e]	CNPC General Capital Ltd. (Guaranty: CNPC Finance HK Ltd.), 2.75% due 5/14/2019	5,000,000	4,978,661
[e]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	26,000,000	25,452,962
[e]	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25% due 3/15/2020	3,640,000	3,744,770
	Energen Corp., 4.625% due 9/1/2021	10,000,000	10,050,000
	EQT Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	11,440,000	11,609,122
[b]	Exxon Mobil Corp., 3.101% (LIBOR 3 Month + 0.78%) due 3/1/2019	6,625,000	6,648,109
[e]	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	10,435,000	10,464,767
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	13,690,000	13,662,774
[a,e]	Harvest Operations Corp., 4.20% due 6/1/2023	4,000,000	4,054,323
	HollyFrontier Corp., 5.875% due 4/1/2026	2,650,000	2,824,754
	NuStar Logistics L.P., 4.75% due 2/1/2022	5,000,000	4,975,000
[b,e]	Phillips 66 (Guaranty: Phillips 66 Co.), 2.989% (LIBOR 3 Month + 0.65%) due 4/15/2019	6,925,000	6,927,703
[a,e]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	17,800,000	17,611,391
[a,e]	Sinopec Group Overseas Development Ltd., 4.125% due 9/12/2025	2,000,000	1,982,044
[e]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	16,286,000	16,421,283
			175,138,968
	Food & Staples Retailing — 0.4%
	Food & Staples Retailing — 0.4%
[a,e]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	15,850,000	15,235,777
	Sysco Corp., 3.55% due 3/15/2025	4,990,000	4,882,079
			20,117,856
	Food, Beverage & Tobacco — 2.8%
	Beverages — 0.5%
	Anheuser-Busch InBev Finance, Inc., 3.30% due 2/1/2023	9,650,000	9,540,609
[a,e]	Becle SAB de CV, 3.75% due 5/13/2025	13,750,000	13,208,629
[a,e]	Coca-Cola Icecek A/S, 4.75% due 10/1/2018	5,000,000	5,000,000
	Food Products — 1.7%
[b]	Conagra Brands, Inc., 2.839% (LIBOR 3 Month + 0.50%) due 10/9/2020	14,850,000	14,816,827
	General Mills, Inc.,
	2.60% due 10/12/2022	14,850,000	14,237,868
[b]	3.346% (LIBOR 3 Month + 1.01%) due 10/17/2023	6,375,000	6,423,169
	4.00% due 4/17/2025	2,883,000	2,853,548
	JM Smucker Co., 2.50% due 3/15/2020	10,494,000	10,393,658
	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.),
[b]	2.761% (LIBOR 3 Month + 0.42%) due 8/9/2019	14,925,000	14,946,602
[b]	2.911% (LIBOR 3 Month + 0.57%) due 2/10/2021	6,693,000	6,699,790
	Kraft Heinz Foods Co., 4.00% due 6/15/2023	7,257,000	7,277,674
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc),
	3.00% due 11/15/2020	1,900,000	1,893,348
	4.125% due 11/15/2025	3,000,000	3,036,864
[b]	Tyson Foods, Inc., 2.871% (LIBOR 3 Month + 0.55%) due 6/2/2020	2,850,000	2,858,475
	Tobacco — 0.6%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.), 2.625% due 1/14/2020	5,790,000	5,756,881
	BAT Capital Corp.,
[b,e]	2.909% (LIBOR 3 Month + 0.59%) due 8/14/2020	7,370,000	7,396,096
[b,e]	3.194% (LIBOR 3 Month + 0.88%) due 8/15/2022	5,000,000	5,039,550
[e]	3.222% due 8/15/2024	2,980,000	2,840,350
[a,e]	BAT International Finance plc, 3.95% due 6/15/2025	3,000,000	2,927,025
	Reynolds American, Inc., 6.875% due 5/1/2020	5,000,000	5,270,193
			142,417,156
	Healthcare Equipment & Services — 1.1%
	Health Care Equipment & Supplies — 0.1%
	Edwards Lifesciences Corp., 4.30% due 6/15/2028	4,990,000	4,987,475
	Health Care Providers & Services — 1.0%
Annual Reports  |  21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Anthem, Inc.,
	2.25% due 8/15/2019	$ 10,000,000	$ 9,945,585
	2.50% due 11/21/2020	7,905,000	7,779,909
	3.35% due 12/1/2024	3,896,000	3,777,994
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	6,751,640
[b]	CVS Health Corp., 2.957% (LIBOR 3 Month + 0.63%) due 3/9/2020	7,786,000	7,826,085
	Express Scripts Holding Co., 2.60% due 11/30/2020	9,750,000	9,595,078
[e]	Halfmoon Parent, Inc., 4.125% due 11/15/2025	4,975,000	4,960,822
			55,624,588
	Household & Personal Products — 0.2%
	Household Products — 0.2%
	Church & Dwight Co., Inc.,
	2.45% due 8/1/2022	4,716,000	4,524,090
	2.875% due 10/1/2022	2,414,000	2,347,220
[a,e]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,000,000	2,928,170
	Personal Products — 0.0%
	Edgewell Personal Care Co., 4.70% due 5/24/2022	2,000,000	1,955,000
			11,754,480
	Insurance — 5.4%
	Insurance — 5.4%
	AIG Global Funding,
[e]	1.95% due 10/18/2019	2,900,000	2,872,394
[b,e]	2.833% (LIBOR 3 Month + 0.46%) due 6/25/2021	9,910,000	9,926,453
[e]	Athene Global Funding, 2.875% due 10/23/2018	13,925,000	13,927,646
[a,e]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,077,802
[a]	Enstar Group Ltd., 4.50% due 3/10/2022	1,950,000	1,958,549
[a,e]	Fairfax Financial Holdings Ltd., 4.85% due 4/17/2028	15,970,000	15,744,792
[e]	Guardian Life Global Funding, 3.40% due 4/25/2023	6,918,000	6,843,510
	Hanover Insurance Group, Inc., 4.50% due 4/15/2026	5,020,000	5,001,350
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	4,814,769
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	4,690,000	4,810,750
	Jackson National Life Global Funding,
[e]	2.20% due 1/30/2020	8,000,000	7,903,449
[b,e]	2.811% (LIBOR 3 Month + 0.48%) due 6/11/2021	16,135,000	16,210,540
[e]	3.25% due 1/30/2024	10,000,000	9,718,798
	Kemper Corp., 4.35% due 2/15/2025	10,182,000	10,003,035
[a,e]	Lancashire Holdings Ltd., 5.70% due 10/1/2022	11,000,000	11,168,685
[e]	MassMutual Global Funding II, 2.95% due 1/11/2025	25,000,000	23,787,894
	Mercury General Corp., 4.40% due 3/15/2027	16,000,000	15,407,670
[b,e]	Metropolitan Life Global Funding, 2.73% (SOFR + 0.57%) due 9/7/2020	7,760,000	7,776,100
[a]	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,057,051
[e]	Pricoa Global Funding, 3.45% due 9/1/2023	9,850,000	9,777,808
	Principal Life Global Funding II (Guaranty: Principal Financial Group, Inc.),
[e]	2.20% due 4/8/2020	7,000,000	6,900,929
[e]	2.375% due 9/11/2019	2,450,000	2,438,413
[b,e]	Protective Life Global Funding, 2.906% (LIBOR 3 Month + 0.52%) due 6/28/2021	16,850,000	16,876,050
[e]	Reliance Standard Life Global Funding II, 2.50% due 1/15/2020	15,000,000	14,847,080
[e]	Reliance Standard Life Global Funding, 3.85% due 9/19/2023	9,950,000	9,921,298
	Reliance Standard Life Insurance Co.,
[e]	2.50% due 4/24/2019	9,900,000	9,882,886
[e]	3.05% due 1/20/2021	4,662,000	4,597,615
[e]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	7,624,682
	Willis North America, Inc. 4.50% due 9/15/2028	8,392,000	8,389,626
			274,267,624
	Materials — 1.2%
	Chemicals — 0.9%
[b,e]	Chevron Phillips Chemical Co., LLC, 3.093% (LIBOR 3 Month + 0.75%) due 5/1/2020	29,900,000	30,142,486
[e]	Incitec Pivot Finance, LLC (Guaranty: Incitec Pivot Ltd.), 6.00% due 12/10/2019	4,538,000	4,654,594
[a,e]	OCP S.A., 5.625% due 4/25/2024	8,555,000	8,782,135
	Metals & Mining — 0.3%
22   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.),
[a]	5.125% due 8/1/2022	$ 6,500,000	$ 6,567,600
[a]	5.375% due 4/15/2020	9,100,000	9,260,251
			59,407,066
	Media & Entertainment — 0.6%
	Interactive Media & Services — 0.5%
[a]	Baidu, Inc., 3.875% due 9/29/2023	17,000,000	16,813,000
[a,e]	Tencent Holdings Ltd., 2.985% due 1/19/2023	6,450,000	6,247,091
	Media — 0.1%
[e]	Cox Communications, Inc., 3.15% due 8/15/2024	8,000,000	7,570,735
			30,630,826
	Pharmaceuticals, Biotechnology & Life Sciences — 1.5%
	Biotechnology — 0.3%
	Celgene Corp.,
	2.75% due 2/15/2023	2,265,000	2,171,273
	3.25% due 2/20/2023	9,936,000	9,743,354
	Life Sciences Tools & Services — 0.1%
	Abbott Laboratories, 3.40% due 11/30/2023	6,860,000	6,833,562
	Pharmaceuticals — 1.1%
	AbbVie, Inc., 3.75% due 11/14/2023	6,670,000	6,644,060
	Allergan Funding SCS,
[a]	3.45% due 3/15/2022	5,000,000	4,966,488
[a,b]	3.589% (LIBOR 3 Month + 1.26%) due 3/12/2020	5,000,000	5,068,406
[a]	3.80% due 3/15/2025	5,000,000	4,896,218
[a]	AstraZeneca plc, 3.50% due 8/17/2023	9,723,000	9,636,857
	Bayer US Finance II, LLC,
[b,e]	3.003% (LIBOR 3 Month + 0.63%) due 6/25/2021	9,300,000	9,336,113
[e]	4.25% due 12/15/2025	2,500,000	2,484,635
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	9,776,000	9,442,522
	Zoetis, Inc., 3.45% due 11/13/2020	2,000,000	2,008,550
			73,232,038
	Real Estate — 0.9%
	Equity Real Estate Investment Trusts — 0.9%
	Alexandria Real Estate Equities, Inc. (Guaranty: Alexandria Real Estate Equities L.P.),
	3.90% due 6/15/2023	5,750,000	5,771,679
	3.95% due 1/15/2027	3,975,000	3,833,202
	Crown Castle International Corp., 3.20% due 9/1/2024	12,870,000	12,229,958
	Hospitality Properties Trust, 4.95% due 2/15/2027	2,000,000	1,959,836
	Washington Real Estate Investment Trust, 4.95% due 10/1/2020	19,100,000	19,440,067
			43,234,742
	Retailing — 0.7%
	Internet & Direct Marketing Retail — 0.2%
	Booking Holdings, Inc., 2.75% due 3/15/2023	7,925,000	7,594,185
	Multiline Retail — 0.5%
[b]	Dollar Tree, Inc., 3.036% (LIBOR 3 Month + 0.70%) due 4/17/2020	5,860,000	5,868,907
	Family Dollar Stores, Inc., 5.00% due 2/1/2021	18,475,000	18,959,969
			32,423,061
	Semiconductors & Semiconductor Equipment — 0.5%
	Semiconductors & Semiconductor Equipment — 0.5%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375% due 1/15/2020	8,875,000	8,770,875
	3.00% due 1/15/2022	9,000,000	8,768,340
	3.625% due 1/15/2024	9,000,000	8,744,298
			26,283,513
	Software & Services — 2.2%
	Information Technology Services — 1.3%
	Capital One Bank USA N.A., 2.30% due 6/5/2019	3,000,000	2,989,443
Annual Reports  |  23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Leidos Holdings, Inc. (Guaranty: Leidos, Inc.), 4.45% due 12/1/2020	$ 2,000,000	$ 2,023,000
	Moody’s Corp., 2.75% due 7/15/2019	14,850,000	14,835,722
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC),
	3.30% due 8/14/2020	2,450,000	2,450,508
	4.00% due 6/15/2025	8,000,000	8,022,296
	Total System Services, Inc.,
	3.80% due 4/1/2021	3,000,000	3,010,262
	4.00% due 6/1/2023	14,665,000	14,760,163
	Western Union Co.,
[b]	3.11% (LIBOR 3 Month + 0.80%) due 5/22/2019	5,410,000	5,421,301
	3.35% due 5/22/2019	11,350,000	11,373,573
	Software — 0.9%
	Autodesk, Inc., 3.125% due 6/15/2020	1,945,000	1,935,641
	Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	8,000,000	8,069,699
	CA, Inc., 3.60% due 8/1/2020 - 8/15/2022	16,905,000	16,922,176
	CDK Global, Inc., 3.80% due 10/15/2019	5,000,000	5,002,500
	Dun & Bradstreet, Inc., 4.25% due 6/15/2020	7,175,000	7,230,476
	VMware, Inc., 2.30% due 8/21/2020	7,925,000	7,768,946
			111,815,706
	Technology Hardware & Equipment — 2.2%
	Communications Equipment — 1.2%
	Juniper Networks, Inc.,
	3.125% due 2/26/2019	10,000,000	10,015,251
	3.30% due 6/15/2020	4,825,000	4,820,495
[m]	Motorola Solutions, Inc., 4.60% due 2/23/2028	24,340,000	23,797,602
[a]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	21,215,000	21,080,772
	Electronic Equipment, Instruments & Components — 0.5%
	Ingram Micro, Inc., 5.45% due 12/15/2024	5,596,000	5,512,741
	Tech Data Corp., 4.95% due 2/15/2027	6,000,000	5,849,916
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	17,213,828
	Office Electronics — 0.1%
	Lexmark International, Inc., 7.125% due 3/15/2020	5,375,000	4,911,406
	Technology Hardware, Storage & Peripherals — 0.4%
[b]	Apple, Inc., 3.13% (LIBOR 3 Month + 0.82%) due 2/22/2019	4,950,000	4,966,194
	Hewlett Packard Enterprise Co.,
	3.50% due 10/5/2021	9,701,000	9,690,529
[b]	4.267% (LIBOR 3 Month + 1.93%) due 10/5/2018	4,900,000	4,900,776
			112,759,510
	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
[b]	3.221% (LIBOR 3 Month + 0.91%) due 11/27/2018	11,350,000	11,363,657
[b]	3.316% (LIBOR 3 Month + 0.93%) due 6/30/2020	4,950,000	4,999,321
	3.90% due 3/11/2024	4,500,000	4,473,001
	4.45% due 4/1/2024	10,000,000	10,198,560
[e]	7.85% due 1/15/2022	3,000,000	3,362,509
[a,e]	Deutsche Telekom International Finance B.V., 4.375% due 6/21/2028	21,000,000	20,935,402
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,201,738
	Wireless Telecommunication Services — 0.1%
[a]	Vodafone Group plc, 4.125% due 5/30/2025	3,990,000	3,959,135
			62,493,323
	Transportation — 1.1%
	Air Freight & Logistics — 0.3%
	TTX Co.,
[e]	2.25% due 2/1/2019	5,000,000	4,990,036
[e]	4.15% due 1/15/2024	6,000,000	6,059,901
[e]	5.453% due 1/2/2022	2,422,359	2,461,626
	Airlines — 0.3%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 7/15/2024	4,985,995	5,108,850
24   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Northwest Airlines Pass Through Trust, Series 2007-1 Class A, 7.027% due 5/1/2021	$ 3,459,728	$ 3,585,143
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	4,117,773	4,395,723
	Diversified Consumer Services — 0.2%
	Rensselaer Polytechnic Institute, 5.60% due 9/1/2020	10,925,000	11,306,859
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	1,022,000	999,825
	Hotels, Restaurants & Leisure — 0.0%
[a,e]	Sands China Ltd., 5.125% due 8/8/2025	3,000,000	2,993,252
	Road & Rail — 0.3%
[e]	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 4.125% due 8/1/2023	15,000,000	14,975,290
			56,876,505
	Utilities — 7.7%
	Electric Utilities — 6.7%
[e]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	11,865,000	11,812,861
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	6,829,673
	Avangrid, Inc., 3.15% due 12/1/2024	8,870,000	8,455,126
[b]	Consolidated Edison Co. of New York, Inc., Series C, 2.773% (LIBOR 3 Month + 0.40%) due 6/25/2021	19,496,000	19,599,329
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	8,124,205	7,999,766
	Edison International, 2.40% due 9/15/2022	4,900,000	4,640,259
	Electricite de France S.A.,
[a,e]	2.15% due 1/22/2019	4,900,000	4,891,862
[a,e]	4.60% due 1/27/2020	5,955,000	6,066,239
[a,e]	Enel Finance International N.V. (Guaranty: Enel S.p.A), 2.875% due 5/25/2022	7,000,000	6,657,942
[a,e]	Enel Finance International N.V., 4.625% due 9/14/2025	18,000,000	17,616,556
	Entergy Louisiana, LLC, 4.80% due 5/1/2021	4,300,000	4,399,284
	Entergy Mississippi, Inc., 3.25% due 12/1/2027	9,502,000	8,964,701
	Entergy Texas, Inc.,
	3.45% due 12/1/2027	12,000,000	11,406,768
	7.125% due 2/1/2019	2,000,000	2,026,820
	Exelon Corp., 2.85% due 6/15/2020	2,950,000	2,924,050
	Interstate Power & Light Co., 4.10% due 9/26/2028	8,000,000	8,046,669
[e]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	15,000,000	15,036,772
[a,e]	Korea East-West Power Co. Ltd., 3.875% due 7/19/2023	7,000,000	6,985,328
[a,e]	Korea Western Power Co. Ltd., 2.875% due 10/10/2018	10,000,000	9,999,105
[e]	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	5,119,232	5,067,626
[b]	Mississippi Power Co., 3.048% (LIBOR 3 Month + 0.65%) due 3/27/2020	6,581,000	6,581,790
[e]	Monongahela Power Co., 4.10% due 4/15/2024	12,500,000	12,707,247
	NextEra Energy Capital Holdings, Inc., 3.342% due 9/1/2020	9,742,000	9,763,491
[e]	Niagara Mohawk Power Corp., 4.881% due 8/15/2019	10,000,000	10,155,100
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	9,937,518
[b]	Pacific Gas & Electric Co., 2.541% (LIBOR 3 Month + 0.23%) due 11/28/2018	9,950,000	9,942,094
	PNM Resources, Inc., 3.25% due 3/9/2021	7,784,000	7,711,715
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	3,000,000	3,113,925
[e]	Rochester Gas & Electric Corp., 5.90% due 7/15/2019	11,732,000	11,964,989
	SCANA Corp., 4.125% due 2/1/2022	2,000,000	1,972,363
[b]	Sempra Energy, 2.589% (LIBOR 3 Month + 0.25%) due 7/15/2019	16,800,000	16,807,631
	South Carolina Electric & Gas Co., 3.50% due 8/15/2021	3,477,000	3,478,544
	Southern Co., 3.25% due 7/1/2026	8,075,000	7,531,165
	Southern Power Co., Series 15B, 2.375% due 6/1/2020	9,793,000	9,632,908
[a,e]	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75% due 5/7/2019	14,800,000	14,751,277
[a,e]	State Grid Overseas Investment 2016 Ltd. (Guaranty: State Grid Corp. of China), 2.25% due 5/4/2020	10,000,000	9,797,872
	Toledo Edison Co., 7.25% due 5/1/2020	167,000	176,094
[a,e]	Transelec S.A., 4.25% due 1/14/2025	6,000,000	5,940,000
	UIL Holdings Corp., 4.625% due 10/1/2020	13,110,000	13,350,377
	WEC Energy Group, Inc., 3.375% due 6/15/2021	4,660,000	4,661,047
	Gas Utilities — 1.0%
	Dominion Energy Gas Holdings, LLC, 2.80% due 11/15/2020	5,000,000	4,924,152
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	3,900,000	3,870,492
[e]	SEMCO Energy, Inc., 5.15% due 4/21/2020	3,000,000	3,069,842
	Southern Co. Gas Capital Corp., 3.50% due 9/15/2021	9,925,000	9,898,832
	Spire, Inc., 2.55% due 8/15/2019	2,350,000	2,331,612
Annual Reports  |  25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	WGL Holdings, Inc.,
[b]	2.717% (LIBOR 3 Month + 0.40%) due 11/29/2019	$ 13,883,000	$ 13,886,647
[b]	2.884% (LIBOR 3 Month + 0.55%) due 3/12/2020	12,318,000	12,326,875
			389,712,335
	Total Corporate Bonds (Cost $2,512,056,578)		2,491,067,692
	Municipal Bonds — 2.4%
	Anaheim Public Financing Authority (Insured NATL), 5.486% due 9/1/2020	2,040,000	2,054,321
[n]	Brentwood Infrastructure Financing Authority, 6.16% due 10/1/2019	730,000	741,665
	California Health Facilities Financing Authority, 6.76% due 2/1/2019	2,015,000	2,039,321
	California School Finance Authority (LOC City National Bank), 5.041% due 7/1/2020	4,000,000	4,126,120
	Camden County Improvement Authority, 5.62% due 7/1/2019	3,025,000	3,061,119
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	450,000	437,990
	2.474% due 3/1/2022	600,000	582,330
	2.691% due 3/1/2023	580,000	560,181
[n]	Connecticut Housing Finance Authority, Series D, 5.071% due 11/15/2019	830,000	838,972
	Denver City & County School District No. 1 COP, Series B, 2.018% due 12/15/2019	3,000,000	2,971,500
	Fort Collins Electric Utility Enterprise Revenue, Series B-QUALIFIED ENERGY, 4.92% due 12/1/2020 (ETM)	2,250,000	2,321,348
	JobsOhio Beverage System, Series B, 2.217% due 1/1/2019	11,245,000	11,239,827
	Kentucky Asset Liability Commission, 2.099% due 4/1/2019	3,000,000	2,990,550
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	3,350,000	3,491,537
	Municipal Improvement Corp. of Los Angeles (Build America-BDS-Recovery Zone), Series B, 6.165% due 11/1/2020	11,885,000	12,404,850
	New York City Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds), 4.075% due 11/1/2020	2,500,000	2,545,250
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	28,892,173
[n]	Oklahoma Development Finance Authority, 8.00% due 5/1/2020	1,930,000	1,946,945
	Orleans Parish Parishwide School District (Insured AGM) GO, 4.40% due 2/1/2021	10,000,000	10,237,700
[n]	Redlands Redevelopment Agency Successor Agency (Insured AMBAC), Series A, 5.818% due 8/1/2022 (ETM)	1,050,000	1,118,712
	Rutgers The State University of New Jersey,
	Series K,
	2.342% due 5/1/2019	3,485,000	3,470,746
	3.028% due 5/1/2021	1,500,000	1,476,030
	San Bernardino County Redevelopment Agency Successor Agency, 7.135% due 9/1/2020	560,000	586,191
	San Francisco City & County Redevelopment Financing Authority,
	8.00% due 8/1/2019	270,000	280,981
	8.00% due 8/1/2019 (ETM)	2,650,000	2,770,549
	State of Connecticut GO,
	Series A
	3.471% due 9/15/2022	4,695,000	4,652,416
	4.00% due 9/15/2021	3,980,000	4,041,690
	Tampa-Hillsborough County Expressway Authority,
	Series C,
	2.49% due 7/1/2019	2,500,000	2,489,425
	2.84% due 7/1/2020	1,750,000	1,734,093
	Wallenpaupack Area School District GO,
	Series B,
	3.80% due 9/1/2019	3,000,000	3,022,800
	4.00% due 9/1/2020	2,750,000	2,794,743
	Total Municipal Bonds (Cost $121,446,944)		121,922,075
	Short-Term Investments — 6.4%
	Bank of New York Tri-Party Repurchase Agreement 2.37% dated 9/28/2018 due 10/1/2018, repurchase price $130,025,675 collateralized by 51 corporate debt securities, having an average coupon of 3.82%, a minimum credit rating of BBB-, maturity dates from 1/9/2020 to 6/1/2064, and having an aggregate market value of $139,284,459 at 9/30/2018	130,000,000	130,000,000
[e]	Berkshire Hathaway Energy, 2.30% due 10/5/2018	18,000,000	17,995,400
[e]	Consolidated Edison Co., 2.30% due 10/5/2018	5,309,000	5,307,643
[a,e]	Diageo Capital plc, 2.28% due 10/1/2018	494,000	494,000
[a,e]	Electricite De France, 2.30% due 10/2/2018	23,000,000	22,998,531
	Federal Home Loan Bank Discount Notes, 1.90% due 10/1/2018	50,000,000	50,000,000
[e]	Home Depot, Inc., 2.12% due 10/1/2018	23,000,000	23,000,000
[e]	Kansas City Power and Light Co., 2.30% due 10/1/2018	23,000,000	23,000,000
26   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
[e]	Kentucky Utilities Co., 2.29% due 10/1/2018	$ 3,124,000	$ 3,124,000
	Louisville Gas & Electric Co.,
[e]	2.22% due 10/1/2018	20,000,000	20,000,000
[e]	2.38% due 10/3/2018	1,637,000	1,636,783
[e]	San Diego Gas & Electric Co., 1.725% due 10/1/2018	23,000,000	23,000,000
[e]	SNAP-ON, Inc., 2.27% due 10/1/2018	2,500,000	2,500,000
	Total Short-Term Investments (Cost $323,056,357)		323,056,357
	Total Investments — 99.9% (Cost $5,090,117,389)		$5,039,204,450
	Other Assets Less Liabilities — 0.1%		5,593,520
	Net Assets — 100.0%		$5,044,797,970

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $11,693,919, representing 0.23% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bermuda Government International Bond, 4.138%, 1/03/2023	6/26/2012	$ 4,000,000	$ 4,060,000	0.1%
Bermuda Government International Bond, 5.603%, 7/20/2020	7/13/2010	3,003,997	3,101,175	0.0
Northwind Holdings, LLC, 3.096%, 12/01/2037	1/29/2010	1,195,055	1,311,494	0.0
U.S. Department of Transportation, 6.001%, 12/07/2031	12/16/2011	3,168,256	3,221,250	0.1

d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $1,883,892,638, representing 37.34% of the Fund’s net assets.
f	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2018.
g	Variable rate coupon, rate in effect at September 30, 2018.
h	Interest only security.
i	Segregated as collateral for a when-issued security.
j	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
k	Bond in default.
l	Non-income producing.
m	When-issued security.
n	Illiquid Security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
ETM	Escrowed to Maturity
FDIC	Federal Deposit Insurance Corporation
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
VA	Veterans Affairs
Annual Reports  |  27

Fund Summary
Thornburg Low Duration Income Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s objective is to seek current income, consistent with preservation of capital.
The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	236
Effective Duration	1.4 Yrs
Average Maturity	1.9 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
28  |  Annual Reports

Schedule of Investments
Thornburg Low Duration Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 23.9%
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2019 - 4/15/2022	$ 956,397	$ 940,954
	United States Treasury Notes,
	1.25% due 10/31/2018 - 8/31/2019	1,700,000	1,692,746
	1.375% due 3/31/2020 - 1/31/2021	1,202,000	1,169,821
	1.625% due 11/30/2020	100,000	97,458
	1.75% due 6/30/2022	610,000	584,847
	1.875% due 10/31/2022	100,000	95,948
	2.00% due 1/15/2021	596,000	584,811
	2.125% due 12/31/2022	275,000	266,069
	2.25% due 7/31/2021	750,000	737,174
	2.375% due 4/30/2020 - 12/31/2020	988,000	980,283
	Total U.S. Treasury Securities (Cost $7,187,802)		7,150,111
	U.S. Government Agencies — 1.1%
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	45,000	43,631
[a,b]	2.689% (LIBOR 3 Month + 0.35%) due 4/15/2025	67,500	67,740
[a]	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	98,684	93,857
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.804% (LIBOR 3 Month + 0.43%) due 6/26/2024	128,003	128,430
	Total U.S. Government Agencies (Cost $338,103)		333,658
	Other Government — 0.1%
[a,b,c]	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.542% (LIBOR 6 Month + 1.00%) due 9/11/2019	40,000	39,867
	Total Other Government (Cost $39,845)		39,867
	Mortgage Backed — 4.9%
	Federal Home Loan Mtg Corp., Pool G15523, 2.50% due 8/1/2025	100,473	98,167
	Federal Home Loan Mtg Corp., CMO, Series K716 Class A1, 2.413% due 1/25/2021	45,971	45,583
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K030 Class A1, 2.779% due 9/25/2022	79,023	78,469
	Series K036 Class A1, 2.777% due 4/25/2023	166,180	164,713
	Series K710 Class A2, 1.883% due 5/25/2019	269,155	268,065
	Series K717 Class A2, 2.991% due 9/25/2021	100,000	99,475
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[d]	Series 2017-3 Class HA, 2.50% due 7/25/2056	67,126	65,241
[d]	Series 2018-1 Class HA, 2.25% due 5/25/2057	47,199	44,989
[e]	Series 2018-2 Class HA, 3.00% due 11/25/2057	191,324	185,311
	Series 2018-3 Class HA, 3.00% due 8/25/2057	98,047	94,350
	Federal Home Loan Mtg Corp., Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	35,317	35,092
	Federal National Mtg Assoc.,
	Pool AS3705, 2.50% due 11/1/2024	60,343	59,167
	Pool AS8538, 2.50% due 12/1/2026	219,267	214,650
	Total Mortgage Backed (Cost $1,484,341)		1,453,272
	Asset Backed Securities — 18.9%
	Advance Receivables — 0.1%
[c]	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	50,000	49,573
			49,573
	Auto Receivables — 2.5%
	American Credit Acceptance Receivables Trust,
[c]	Series 2017-3 Class A, 1.82% due 3/10/2020	2,188	2,188
[c]	Series 2018-3 Class B, 3.49% due 6/13/2022	125,000	124,991
[c]	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	67,323	67,153
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	43,431	43,132
[c]	Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	75,083	75,062
	Ford Credit Auto Lease Trust, Series 2017-B Class A2A, 1.80% due 6/15/2020	58,108	57,937
[c]	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	32,172	32,106
[c]	GLS Auto Receivables Trust, Series 2018-2A Class A, 3.25% due 4/18/2022	43,203	43,183
Annual Reports  |  29

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	$ 72,414	$ 72,215
[b,c]	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 3.233% (LIBOR 1 Month + 1.10%) due 4/10/2030	89,737	89,981
[c,f]	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	70,000	69,650
[c]	Skopos Auto Receivables Trust, Series 2018-1A Class A, 3.19% due 9/15/2021	85,882	85,847
			763,445
	Commercial MTG Trust — 1.1%
[c]	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	80,341	80,214
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	77,988	76,734
[c,e]	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	141,838	137,746
[b,c]	DBUBS Mortgage Trust, CMO, Series 2011-LC2A Class A1FL, 3.489% (LIBOR 1 Month + 1.35%) due 7/12/2044	25,430	25,726
			320,420
	Commercial Services — 0.7%
[a,b,c]	Korea Expressway Corp., Series 144A, 3.048% (LIBOR 3 Month + 0.70%) due 4/20/2020	200,000	200,321
			200,321
	Forest Products & Paper — 0.8%
	Barclays Dryrock Issuance Trust,
	Series 2015-4 Class A, 1.72% due 8/16/2021	100,000	99,975
	Series 2016-1 Class A, 1.52% due 5/16/2022	135,000	133,684
			233,659
	Other Asset Backed — 9.7%
[b,c]	AMSR Trust, Series 2016-SFR1 Class A, 3.558% (LIBOR 1 Month + 1.40%) due 11/17/2033	100,000	100,089
[c]	Avant Loans Funding Trust, Series 2018-A Class A, 3.09% due 6/15/2021	109,654	109,630
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	100,000	99,444
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	67,431	65,870
[c]	CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	56,436	55,317
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2017-NP2 Class A, 2.55% due 1/16/2024	18,426	18,416
[c]	Series 2017-P1 Class A, 2.42% due 9/15/2023	30,775	30,695
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	100,000	99,906
	Dell Equipment Finance Trust,
[c]	Series 2017-2 Class A2A, 1.97% due 2/24/2020	61,759	61,552
[c]	Series 2018-1 Class A2A, 2.97% due 10/22/2020	100,000	100,021
	Diamond Resorts Owner Trust,
[c]	Series 2014-1 Class A, 2.54% due 5/20/2027	54,464	54,435
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	97,670	97,178
[c]	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97% due 2/22/2021	74,670	74,467
[c]	Foundation Finance Trust, Series 2017-1A Class A, 3.30% due 7/15/2033	69,734	69,110
[c,e]	Homeward Opportunities Fund I Trust, Series 2018-1 Class A1, 3.766% due 6/25/2048	95,035	94,125
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	24,314	23,926
	MVW Owner Trust, 2.15% due 4/22/2030	17,649	17,392
	Nationstar HECM Loan Trust,
[c,e]	Series 2017-2A Class A1, 2.038% due 9/25/2027	121,244	120,372
[c,e]	Series 2018-2A Class A, 3.188% due 7/25/2028	87,976	87,911
[b,c]	Navient Student Loan Trust, Series 2016-6A Class A2, 2.966% (LIBOR 1 Month + 0.75%) due 3/25/2066	100,000	100,845
[c]	Ocwen Master Advance Receivables Trust, Series 2018-T1 Class AT1, 3.301% due 8/15/2049	100,000	99,931
[c]	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	45,177	45,386
[b,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 2.766% (LIBOR 1 Month + 0.55%) due 5/25/2057	34,152	34,189
[c]	PFS Financing Corp., Series 2018-B Class A, 2.89% due 2/15/2023	100,000	98,854
[c]	Prosper Marketplace Issuance Trust, Series 2017-3A Class A, 2.36% due 11/15/2023	37,148	37,019
	PSNH Funding, LLC 3 Series 2018-1 Class A1, 3.094% due 2/1/2026	100,000	99,686
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	100,000	99,429
[c,d]	SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	100,000	99,799
[c]	SCF Equipment Leasing, LLC, Series 2018-1A Class A2, 3.63% due 10/20/2024	100,000	100,041
	Sierra Receivables Funding Co., LLC,
[c]	Series 2015-1A Class A, 2.40% due 3/22/2032	50,895	50,006
[c]	Series 2015-3A Class A, 2.58% due 9/20/2032	21,874	21,527
	SLM Student Loan Trust,
[b,c]	Series 2011-A Class A3, 4.658% (LIBOR 1 Month + 2.50%) due 1/15/2043	100,000	101,978
[b]	Series 2013-4 Class A, 2.766% (LIBOR 1 Month + 0.55%) due 6/25/2043	43,702	43,931
[b,c]	Series 2013-B Class A2B, 3.258% (LIBOR 1 Month + 1.10%) due 6/17/2030	94,649	95,001
30   |  Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	$ 20,405	$ 20,721
	Social Professional Loan Program, LLC,
[b,c]	Series 2014-A Class A1, 3.816% (LIBOR 1 Month + 1.60%) due 6/25/2025	31,585	31,821
[c]	Series 2014-B Class A2, 2.55% due 8/27/2029	15,995	15,782
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	71,303	71,107
	Towd Point Mortgage Trust,
[c,e]	Series 2016-5 Class A1, 2.50% due 10/25/2056	68,312	66,454
[c,e]	Series 2018-2 Class A1, 3.25% due 3/25/2058	95,542	94,226
[b,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.563% (LIBOR 1 Month + 0.05%) due 11/15/2022	100,000	100,274
			2,907,863
	Residential MTG Trust — 3.4%
	Angel Oak Mortgage Trust, LLC,
[c,e]	Series 2017-1 Class A2, 3.085% due 1/25/2047	32,673	32,160
[c,e]	Series 2017-3 Class A1, 2.708% due 11/25/2047	31,318	30,865
[c,e]	Series 2018-1 Class A1, 3.258% due 4/27/2048	62,198	61,695
[c,e]	Series 2018-2 Class A1, 3.674% due 7/27/2048	95,961	95,957
[c,e]	Arroyo Mortgage Trust, Series 2018-1 Class A1, 3.763% due 4/25/2048	92,847	92,191
[c,e]	Finance of America Structured Securities Trust, Series 2017-HB1 Class A, 2.321% due 11/25/2027	43,478	43,348
[c,e]	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	82,912	81,474
	JPMorgan Mortgage Trust,
[c,e]	Series 2017-2 Class A6, 3.00% due 5/25/2047	40,794	40,087
[c,e]	Series 2017-6 Class A5, 3.50% due 12/25/2048	90,680	89,502
	New Residential Mortgage Loan Trust,
[c,e]	Series 2017-2A Class A3, 4.00% due 3/25/2057	68,179	68,405
[b,c]	Series 2017-5A Class A1, 3.716% (LIBOR 1 Month + 1.50%) due 6/25/2057	71,360	72,943
[c,e]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	96,420	95,369
[c,e]	Verus Securitization Trust, Series 2018-2 Class A1, 3.677% due 6/1/2058	96,205	95,834
[c,e]	WinWater Mortgage Loan Trust, Series 2014-3 Class A7, 3.00% due 11/20/2044	109,538	109,247
			1,009,077
	Student Loan — 0.6%
[b,c]	Nelnet Student Loan Trust, Series 2016-A Class A1A, 3.966% (LIBOR 1 Month + 1.75%) due 12/26/2040	73,821	73,949
[c]	Sofi Professional Loan Program, LLC, Series 2016-B Class A2B, 2.74% due 10/25/2032	100,060	99,173
			173,122
	Total Asset Backed Securities (Cost $5,694,266)		5,657,480
	Corporate Bonds — 36.8%
	Automobiles & Components — 1.1%
	Automobiles — 1.1%
[c]	BMW US Capital, LLC, 3.25% due 8/14/2020	100,000	100,330
	Hyundai Capital America,
[c]	2.40% due 10/30/2018	50,000	49,997
[b,c]	3.261% (LIBOR 3 Month + 0.94%) due 7/8/2021	70,000	70,179
[b]	Toyota Motor Credit Corp., 2.738% (LIBOR 3 Month + 0.40%) due 2/13/2020	100,000	99,681
			320,187
	Banks — 1.8%
	Banks — 1.8%
[a,b,c]	ABN AMRO Bank N.V., 2.881% (LIBOR 3 Month + 0.57%) due 8/27/2021	200,000	200,424
	Fifth Third Bank, 2.30% due 3/15/2019	200,000	199,664
	Santander Holdings USA, Inc., 3.40% due 1/18/2023	43,000	41,466
[a,b]	Santander UK plc, 3.812% (LIBOR 3 Month + 1.48%) due 3/14/2019	100,000	100,608
			542,162
	Capital Goods — 1.4%
	Aerospace & Defense — 0.4%
[b]	General Dynamics Corp., 2.718% (LIBOR 3 Month + 0.38%) due 5/11/2021	100,000	100,671
	Machinery — 1.0%
[a,c]	Nvent Finance Sarl, 3.95% due 4/15/2023	110,000	108,060
	Stanley Black & Decker, Inc., 2.451% due 11/17/2018	100,000	99,955
[b]	Wabtec Corp., 3.382% (LIBOR 3 Month + 1.05%) due 9/15/2021	100,000	100,204
Annual Reports  |  31

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
			408,890
	Commercial & Professional Services — 0.7%
	Commercial Services & Supplies — 0.3%
	Cintas Corp. No. 2, 2.90% due 4/1/2022	$ 100,000	$ 97,553
	Leisure Products — 0.4%
	Mattel, Inc., 2.35% due 8/15/2021	125,000	113,125
			210,678
	Diversified Financials — 7.1%
	Capital Markets — 2.0%
	Ares Capital Corp., 4.875% due 11/30/2018	150,000	150,465
	CBOE Holdings, Inc., 1.95% due 6/28/2019	100,000	99,385
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	39,467	38,775
[c]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	100,000	97,797
	Legg Mason, Inc., 2.70% due 7/15/2019	100,000	99,881
	National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	78,000	78,484
	TPG Specialty Lending, Inc., 4.50% due 1/22/2023	40,000	39,251
	Consumer Finance — 0.5%
	Wells Fargo & Co., 2.10% due 7/26/2021	52,000	50,074
[b]	Wells Fargo & Co., MTN, 3.327% (LIBOR 3 Month + 1.01%) due 12/7/2020	100,000	101,432
	Diversified Financial Services — 4.6%
[b]	Bank of America Corp., 3.379% (LIBOR 3 Month + 1.04%) due 1/15/2019	100,000	100,294
	Bank of New York Mellon Corp., 2.05% due 5/3/2021	154,000	149,394
	Citigroup, Inc., 2.65% due 10/26/2020	100,000	98,700
[a,b]	Deutsche Bank AG, 3.541% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	97,631
[b]	Goldman Sachs Group, Inc., 3.534% (LIBOR 3 Month + 1.20%) due 9/15/2020	100,000	101,571
[b]	JPMorgan Chase & Co., 3.544% (LIBOR 3 Month + 1.21%) due 10/29/2020	125,000	127,368
[a,b]	Mitsubishi UFJ Financial Group, Inc., 4.201% (LIBOR 3 Month + 1.88%) due 3/1/2021	200,000	206,519
	Morgan Stanley,
	2.80% due 6/16/2020	50,000	49,607
[b]	3.477% (LIBOR 3 Month + 1.14%) due 1/27/2020	75,000	75,902
[b]	State Street Corp., 3.222% (LIBOR 3 Month + 0.90%) due 8/18/2020	100,000	101,363
	Synchrony Financial, 3.00% due 8/15/2019	50,000	49,898
[a,b,c]	UBS AG Jersey (Guaranty: UBS Group AG), 3.806% (LIBOR 3 Month + 1.44%) due 9/24/2020	200,000	203,880
			2,117,671
	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
	EQT Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	60,000	60,887
[b]	Exxon Mobil Corp., 3.101% (LIBOR 3 Month + 0.78%) due 3/1/2019	75,000	75,262
[b,c]	Phillips 66 (Guaranty: Phillips 66 Co.), 2.989% (LIBOR 3 Month + 0.65%) due 4/15/2019	75,000	75,029
[a,c]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	200,000	197,881
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	62,000	62,515
			471,574
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
[a,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	100,000	96,125
			96,125
	Food, Beverage & Tobacco — 3.6%
	Beverages — 0.7%
	Molson Coors Brewing Co., 2.10% due 7/15/2021	150,000	144,235
[b]	PepsiCo, Inc., 2.867% (LIBOR 3 Month + 0.53%) due 10/6/2021	75,000	75,986
	Food Products — 1.9%
[b]	Conagra Brands, Inc., 2.839% (LIBOR 3 Month + 0.50%) due 10/9/2020	100,000	99,777
[b]	General Mills, Inc., 3.346% (LIBOR 3 Month + 1.01%) due 10/17/2023	100,000	100,756
	JM Smucker Co., 2.50% due 3/15/2020	50,000	49,522
[b]	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.), 2.761% (LIBOR 3 Month + 0.42%) due 8/9/2019	50,000	50,072
	Kraft Heinz Foods Co., 4.00% due 6/15/2023	50,000	50,142
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	100,000	99,650
[b]	Tyson Foods, Inc., 2.871% (LIBOR 3 Month + 0.55%) due 6/2/2020	100,000	100,297
32   |  Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Tobacco — 1.0%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.), 2.625% due 1/14/2020	$ 200,000	$ 198,856
[b,c]	BAT Capital Corp., 2.909% (LIBOR 3 Month + 0.59%) due 8/14/2020	100,000	100,354
			1,069,647
	Healthcare Equipment & Services — 1.5%
	Health Care Providers & Services — 1.5%
	Anthem, Inc., 2.50% due 11/21/2020	75,000	73,813
[b]	CVS Health Corp., 2.957% (LIBOR 3 Month + 0.63%) due 3/9/2020	40,000	40,206
	Express Scripts Holding Co., 2.60% due 11/30/2020	62,000	61,015
[c]	Halfmoon Parent, Inc., 3.40% due 9/17/2021	75,000	74,701
[b,c]	Roche Holdings, Inc. (Guaranty: Roche Holding AG), 2.726% (LIBOR 3 Month + 0.34%) due 9/30/2019	200,000	200,599
			450,334
	Household & Personal Products — 0.2%
	Household Products — 0.2%
	Church & Dwight Co., Inc.,
	2.45% due 8/1/2022	50,000	47,965
	2.875% due 10/1/2022	25,000	24,309
			72,274
	Insurance — 4.4%
	Insurance — 4.4%
	AIG Global Funding,
[c]	1.95% due 10/18/2019	100,000	99,048
[b,c]	2.833% (LIBOR 3 Month + 0.46%) due 6/25/2021	50,000	50,083
[c]	Athene Global Funding, 2.875% due 10/23/2018	75,000	75,014
[a]	Enstar Group Ltd., 4.50% due 3/10/2022	50,000	50,219
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	57,000	56,386
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	100,000	102,575
	Jackson National Life Global Funding,
[c]	2.10% due 10/25/2021	100,000	95,880
[b,c]	2.811% (LIBOR 3 Month + 0.48%) due 6/11/2021	100,000	100,468
[b,c]	Metropolitan Life Global Funding, 2.73% (SOFR + 0.57%) due 9/7/2020	150,000	150,311
[c]	Pricoa Global Funding, 3.45% due 9/1/2023	150,000	148,901
[c]	Principal Life Global Funding II (Guaranty: Principal Financial Group, Inc.), 2.375% due 9/11/2019	50,000	49,763
[b,c]	Protective Life Global Funding, 2.906% (LIBOR 3 Month + 0.52%) due 6/28/2021	150,000	150,232
[c]	Reliance Standard Life Global Funding, 3.85% due 9/19/2023	50,000	49,856
	Reliance Standard Life Insurance Co.,
[c]	2.50% due 4/24/2019	100,000	99,827
[c]	3.05% due 1/20/2021	25,000	24,655
			1,303,218
	Materials — 0.3%
	Chemicals — 0.3%
[b,c]	Chevron Phillips Chemical Co., LLC, 3.093% (LIBOR 3 Month + 0.75%) due 5/1/2020	100,000	100,811
			100,811
	Pharmaceuticals, Biotechnology & Life Sciences — 1.9%
	Biotechnology — 0.5%
	Celgene Corp.,
	2.75% due 2/15/2023	100,000	95,862
	3.25% due 2/20/2023	44,000	43,147
	Pharmaceuticals — 1.4%
	AbbVie, Inc., 3.75% due 11/14/2023	150,000	149,417
[a]	AstraZeneca plc, 3.50% due 8/17/2023	45,000	44,601
[b,c]	Bayer US Finance II, LLC, 3.003% (LIBOR 3 Month + 0.63%) due 6/25/2021	200,000	200,776
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	44,000	42,499
			576,302
	Retailing — 0.5%
	Internet & Direct Marketing Retail — 0.2%
	Booking Holdings, Inc., 2.75% due 3/15/2023	50,000	47,913
Annual Reports  |  33

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	Multiline Retail — 0.3%
[b]	Dollar Tree, Inc., 3.036% (LIBOR 3 Month + 0.70%) due 4/17/2020	$ 100,000	$ 100,152
			148,065
	Semiconductors & Semiconductor Equipment — 0.4%
	Semiconductors & Semiconductor Equipment — 0.4%
	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	125,000	123,533
			123,533
	Software & Services — 1.6%
	Information Technology Services — 0.9%
	Moody’s Corp., 2.75% due 7/15/2019	75,000	74,928
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC), 3.30% due 8/14/2020	50,000	50,011
	Total System Services, Inc., 4.00% due 6/1/2023	70,000	70,454
[b]	Western Union Co., 3.11% (LIBOR 3 Month + 0.80%) due 5/22/2019	60,000	60,125
	Software — 0.7%
	Autodesk, Inc., 3.125% due 6/15/2020	100,000	99,519
	Dun & Bradstreet, Inc., 4.25% due 6/15/2020	75,000	75,580
	VMware, Inc., 2.30% due 8/21/2020	50,000	49,015
			479,632
	Technology Hardware & Equipment — 1.3%
	Communications Equipment — 0.3%
	Juniper Networks, Inc., 3.30% due 6/15/2020	100,000	99,907
	Technology Hardware, Storage & Peripherals — 1.0%
[b]	Apple, Inc., 3.13% (LIBOR 3 Month + 0.82%) due 2/22/2019	50,000	50,164
	Hewlett Packard Enterprise Co.,
	3.50% due 10/5/2021	132,000	131,857
[b]	4.267% (LIBOR 3 Month + 1.93%) due 10/5/2018	100,000	100,016
			381,944
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
	2.45% due 6/30/2020	100,000	98,664
[b]	3.221% (LIBOR 3 Month + 0.91%) due 11/27/2018	50,000	50,060
[b]	3.316% (LIBOR 3 Month + 0.93%) due 6/30/2020	50,000	50,498
[a]	Deutsche Telekom International Finance B.V., 6.00% due 7/8/2019	91,000	93,117
			292,339
	Transportation — 0.3%
	Road & Rail — 0.3%
[c]	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.20% due 7/15/2020	100,000	99,478
			99,478
	Utilities — 5.8%
	Electric Utilities — 5.1%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	100,000	99,561
[b]	Consolidated Edison Co. of New York, Inc., Series C, 2.773% (LIBOR 3 Month + 0.40%) due 6/25/2021	100,000	100,530
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	91,284	89,885
	Electricite de France S.A.,
[a,c]	2.15% due 1/22/2019	100,000	99,834
[a,c]	4.60% due 1/27/2020	25,000	25,467
[a,c]	Enel Finance International N.V., 4.25% due 9/14/2023	200,000	197,561
	Exelon Corp., 2.85% due 6/15/2020	50,000	49,560
[b]	Mississippi Power Co., 3.048% (LIBOR 3 Month + 0.65%) due 3/27/2020	100,000	100,012
	NextEra Energy Capital Holdings, Inc., 3.342% due 9/1/2020	130,000	130,287
[b]	Pacific Gas & Electric Co., 2.541% (LIBOR 3 Month + 0.23%) due 11/28/2018	50,000	49,960
	PNM Resources, Inc., 3.25% due 3/9/2021	100,000	99,071
	Public Service Enterprise Group, 2.65% due 11/15/2022	50,000	47,998
[b]	Sempra Energy, 2.589% (LIBOR 3 Month + 0.25%) due 7/15/2019	110,000	110,050
	South Carolina Electric & Gas Co., 3.50% due 8/15/2021	23,000	23,010
[a,c]	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75% due 5/7/2019	200,000	199,342
34   |  Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2018
		PRINCIPAL AMOUNT	VALUE
	WEC Energy Group, Inc., 3.375% due 6/15/2021	$ 100,000	$ 100,023
	Gas Utilities — 0.7%
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	100,000	99,243
	WGL Holdings, Inc.,
[b]	2.717% (LIBOR 3 Month + 0.40%) due 11/29/2019	50,000	50,013
[b]	2.884% (LIBOR 3 Month + 0.55%) due 3/12/2020	58,000	58,042
			1,729,449
	Total Corporate Bonds (Cost $11,028,991)		10,994,313
	Municipal Bonds — 1.6%
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	50,000	48,665
	2.474% due 3/1/2022	50,000	48,528
	JobsOhio Beverage System, Series B, 2.217% due 1/1/2019	100,000	99,954
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	100,000	104,225
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	120,000	116,834
	State of Connecticut GO,
	Series A
	3.471% due 9/15/2022	20,000	19,819
	4.00% due 9/15/2021	20,000	20,310
	Total Municipal Bonds (Cost $466,515)		458,335
	Short-Term Investments — 11.3%
[g]	Thornburg Capital Management Fund	339,301	3,393,011
	Total Short-Term Investments (Cost $3,393,011)		3,393,011
	Total Investments — 98.6% (Cost $29,632,874)		$29,480,047
	Other Assets Less Liabilities — 1.4%		407,909
	Net Assets — 100.0%		$29,887,956

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $8,862,271, representing 29.65% of the Fund’s net assets.
d	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2018.
e	Variable rate coupon, rate in effect at September 30, 2018.
f	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
g	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
SOFR	Secured Overnight Financing Rate
Annual Reports  |  35

Statements of Assets and Liabilities
September 30, 2018
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $239,938,745, $5,090,117,389 and $26,239,863, respectively)	$ 233,768,361	$ 5,039,204,450	$ 26,087,036
Non-controlled affiliated issuer (cost $0, $0 and $3,393,011, respectively)	-	-	3,393,011
Cash	74,007	472,854	74,201
Receivable for investments sold	-	857,000	-
Receivable for fund shares sold	316,966	10,612,641	325,855
Receivable from investment advisor	-	-	15,152
Dividends receivable	-	-	6,690
Dividend and interest reclaim receivable	-	2,415	-
Interest receivable	702,717	29,033,274	110,631
Prepaid expenses and other assets	35,881	123,832	14,190
Total Assets	234,897,932	5,080,306,466	30,026,766
Liabilities
Payable for investments purchased	-	20,640,200	73,098
Payable for fund shares redeemed	1,160,376	10,428,291	4,537
Payable to investment advisor and other affiliates (Note 4)	111,056	2,103,096	-
Accounts payable and accrued expenses	124,643	990,425	57,117
Dividends payable	78,051	1,346,484	4,058
Total Liabilities	1,474,126	35,508,496	138,810
Net Assets	$ 233,423,806	$ 5,044,797,970	$ 29,887,956
NET ASSETS CONSIST OF
Accumulated loss	$ (17,639,761)	$ (53,956,166)	$ (165,918)
Net capital paid in on shares of beneficial interest	251,063,567	5,098,754,136	30,053,874
	$ 233,423,806	$ 5,044,797,970	$ 29,887,956
36   |  Annual Reports

Statements of Assets and Liabilities, Continued
September 30, 2018
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($69,634,021, $680,473,001 and $7,139,695 applicable to 5,487,365, 51,698,718 and 581,014 shares of beneficial interest outstanding - Note 5)	$ 12.69	$ 13.16	$ 12.29
Maximum sales charge, 1.50% of offering price	0.19	0.20	0.19
Maximum offering price per share	$ 12.88	$ 13.36	$ 12.48
Class C Shares:
Net asset value and offering price per share* ($19,685,914 and $439,304,649 applicable to 1,542,104 and 33,429,019 shares of beneficial interest outstanding - Note 5)	$ 12.77	$ 13.14	$ -
Class I Shares:
Net asset value, offering and redemption price per share
($131,897,560, $3,685,859,190 and $22,748,261 applicable to 10,394,125, 279,978,732 and 1,851,966 shares of beneficial interest outstanding - Note 5)	$ 12.69	$ 13.16	$ 12.28
Class R3 Shares:
Net asset value, offering and redemption price per share ($9,036,503 and $88,298,410 applicable to 711,672 and 6,703,610 shares of beneficial interest outstanding - Note 5)	$ 12.70	$ 13.17	$ -
Class R4 Shares:
Net asset value, offering and redemption price per share ($2,508,681 and $7,962,235 applicable to 197,737 and 605,242 shares of beneficial interest outstanding - Note 5)	$ 12.69	$ 13.16	$ -
Class R5 Shares:
Net asset value, offering and redemption price per share ($661,127 and $113,332,478 applicable to 52,054 and 8,611,595 shares of beneficial interest outstanding - Note 5)	$ 12.70	$ 13.16	$ -
Class R6 Shares:
Net asset value, offering and redemption price per share ($29,568,007 applicable to 2,241,981 shares of beneficial interest outstanding - Note 5)	$ -	$ 13.19	$ -

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Reports  |  37

Statements of Operations
Year Ended September 30, 2018
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
INVESTMENT INCOME
Dividend income non-controlled affiliated issuer	$ -	$ -	$ 46,187
Interest income (net of premium amortized of $515,986, $6,014,284, and $32,285, respectively)	6,051,785	149,506,844	530,049
Total Income	6,051,785	149,506,844	576,236
EXPENSES
Investment advisory fees (Note 4)	971,999	16,831,694	93,948
Administration fees (Note 4)
Class A Shares	74,129	779,219	6,954
Class C Shares	28,729	506,592	-
Class I Shares	101,472	2,559,998	12,008
Class R3 Shares	9,903	92,456	-
Class R4 Shares	2,898	8,243	-
Class R5 Shares	981	78,295	-
Class R6 Shares	-	10,087	-
Distribution and service fees (Note 4)
Class A Shares	187,448	1,968,265	14,243
Class C Shares	143,984	2,564,386	-
Class R3 Shares	50,195	472,096	-
Class R4 Shares	7,392	21,170	-
Transfer agent fees
Class A Shares	74,692	1,016,401	30,211
Class C Shares	41,733	464,687	-
Class I Shares	111,080	2,863,215	6,729
Class R3 Shares	29,221	114,019	-
Class R4 Shares	14,374	48,751	-
Class R5 Shares	10,260	262,768	-
Class R6 Shares	-	1,804	-
Registration and filing fees
Class A Shares	13,626	26,194	17,137
Class C Shares	12,191	18,874	-
Class I Shares	13,966	67,966	17,148
Class R3 Shares	12,028	12,274	-
Class R4 Shares	14,020	14,142	-
Class R5 Shares	13,071	13,835	-
Class R6 Shares	-	14,633	-
Custodian fees (Note 2)	57,297	327,597	48,343
Professional fees	48,755	125,261	43,745
Trustee and officer fees (Note 4)	14,005	256,237	2,215
Accounting fees (Note 4)	1,830	32,704	106
Other expenses	56,149	434,463	14,275
Total Expenses	2,117,428	32,008,326	307,062
Less:
Expenses reimbursed by investment advisor (Note 4)	(89,918)	(170,317)	(89,426)
Investment advisory fees waived by investment advisor (Note 4)	-	-	(86,261)
Net Expenses	2,027,510	31,838,009	131,375
Net Investment Income	$ 4,024,275	$ 117,668,835	$ 444,861
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(7,773)	1,476,259	(2,466)
Net change in unrealized appreciation (depreciation) on investments	(5,807,249)	(104,119,301)	(229,583)
Net Realized and Unrealized Loss	(5,815,022)	(102,643,042)	(232,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,790,747)	$ 15,025,793	$ 212,812
See notes to financial statements.
38   |  Annual Reports

Statements of Changes in Net Assets
Thornburg Limited Term U.S. Government Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 4,024,275	$ 3,412,467
Net realized gain (loss) on investments	(7,773)	(141,703)
Net unrealized appreciation (depreciation) on investments	(5,807,249)	(4,990,963)
Net Decrease in Net Assets Resulting from Operations	(1,790,747)	(1,720,199)
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(1,281,346)	(1,410,540)
Class C Shares	(399,126)	(453,387)
Class I Shares	(2,841,403)	(2,295,862)
Class R3 Shares	(163,648)	(224,875)
Class R4 Shares	(48,362)	(33,868)
Class R5 Shares	(30,541)	(68,706)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(13,133,162)	(25,179,028)
Class C Shares	(14,392,126)	(12,696,392)
Class I Shares	(12,028,799)	5,699,193
Class R3 Shares	(1,579,987)	(16,613,329)
Class R4 Shares	(782,019)	1,309,741
Class R5 Shares	(3,430,735)	3,629,750
Net Decrease in Net Assets	(51,902,001)	(50,057,502)
NET ASSETS
Beginning of Year	285,325,807	335,383,309
End of Year	$ 233,423,806	$ 285,325,807
See notes to financial statements.
Annual Reports  |  39

Statements of Changes in Net Assets
Thornburg Limited Term Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 117,668,835	$ 94,912,629
Net realized gain (loss) on investments	1,476,259	4,118,291
Net unrealized appreciation (depreciation) on investments	(104,119,301)	(26,512,951)
Net Increase in Net Assets Resulting from Operations	15,025,793	72,517,969
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(17,119,570)	(18,084,025)
Class C Shares	(10,088,457)	(9,988,539)
Class I Shares	(88,345,810)	(65,949,540)
Class R3 Shares	(1,923,947)	(1,708,910)
Class R4 Shares	(172,865)	(127,206)
Class R5 Shares	(2,536,903)	(1,755,011)
Class R6 Shares	(342,075)	(2,397)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(193,537,163)	(213,573,151)
Class C Shares	(117,451,478)	(96,012,073)
Class I Shares	526,525,749	453,482,010
Class R3 Shares	(6,441,054)	(7,046,773)
Class R4 Shares	37,813	1,803,524
Class R5 Shares	14,319,765	29,614,902
Class R6 Shares	29,035,669	770,866
Net Increase in Net Assets	146,985,467	143,941,646
NET ASSETS
Beginning of Year	4,897,812,503	4,753,870,857
End of Year	$ 5,044,797,970	$ 4,897,812,503
See notes to financial statements.
40   |  Annual Reports

Statements of Changes in Net Assets
Thornburg Low Duration Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 444,861	$ 306,960
Net realized gain (loss) on investments	(2,466)	15,683
Net unrealized appreciation (depreciation) on investments	(229,583)	(100,999)
Net Increase in Net Assets Resulting from Operations	212,812	221,644
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class A Shares	(128,246)	(101,667)
Class I Shares	(329,263)	(213,139)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	683,438	(3,672,037)
Class I Shares	10,063,257	(4,189,755)
Net Increase (Decrease) in Net Assets	10,501,998	(7,954,954)
NET ASSETS
Beginning of Year	19,385,958	27,340,912
End of Year	$ 29,887,956	$ 19,385,958
See notes to financial statements.
Annual Reports  |  41

Notes to Financial Statements
September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently three of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.
The Government Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).
The Income Fund currently offers seven classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).
The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Funds on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio
42   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2018
securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Cost of investments for tax purposes	$ 239,939,571	$ 5,090,118,104	$ 29,632,874
Gross unrealized appreciation on a tax basis	192,361	11,053,307	38,598
Gross unrealized depreciation on a tax basis	(6,363,571)	(61,966,961)	(191,425)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ (6,171,210)	$ (50,913,654)	$ (152,827)
Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.
At September 30, 2018, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 as follows. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
Annual Reports  |  43

Notes to Financial Statements, Continued
September 30, 2018
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Deferred tax basis capital losses	$ 689,996	$ 1,246,322	$ 8,905
At September 30, 2018, the Government Fund had cumulative tax basis capital losses of $10,628,990 (of which $2,351,435 are short-term and $8,277,555 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011 which may expire prior to utilization.
At September 30, 2018, the Government Fund had cumulative tax basis capital losses of $106,151 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2019.
At September 30, 2018, the Government Fund had $17,316 of capital loss carryforwards generated prior to October 1, 2011 which expired.
At September 30, 2018, the Income Fund had cumulative tax basis capital losses of $1,244,225 (of which $1,136,355 are short-term and $107,870 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2018, the Low Duration Fund had cumulative tax basis capital losses of $4,763 (of which $4,586 are short-term and $177 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
In order to account for permanent book to tax differences, the Government Fund decreased distribution in excess of net investment income by $740,148, decreased accumulated net realized gain (loss) by $722,832, and decreased net capital paid in on shares of beneficial interest by $17,316. The Income Fund decreased distribution in excess of net investment income by $2,860,780 and decreased accumulated net realized gain (loss) by $2,860,780. The Low Duration Fund increased undistributed net investment income by $6,963, decreased accumulated net realized gain (loss) by $6,964, and increased net capital paid in on shares of beneficial interest by $1. Reclassifications have no impact upon the net asset value of the Funds and result primarily from mortgage-backed securities (“MBS”) losses and expiration of capital loss carryforwards.
At September 30, 2018, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Undistributed tax basis ordinary investment income	$ 34,637	$ 794,519	$ 4,634
Undistributed tax basis capital gains	$ —	$ —	$ —
The tax character of distributions paid for the Funds during the year ended September 30, 2018, and September 30, 2017, was as follows:
	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
	2018	2017	2018	2017	2018	2017
Distributions from:
Ordinary income	$ 4,764,426	$ 4,487,238	$ 120,529,627	$ 97,615,628	$ 457,509	$ 314,806
Total	$ 4,764,426	$ 4,487,238	$ 120,529,627	$ 97,615,628	$ 457,509	$ 314,806
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”)
44   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2018
and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Funds may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
GOVERNMENT FUND
The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Annual Reports  |  45

Notes to Financial Statements, Continued
September 30, 2018
	Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 56,084,436	$ 56,084,436	$ —	$ —
U.S. Government Agencies	35,518,344	—	35,518,344	—
Mortgage Backed	130,935,581	—	130,935,581	—
Short Term Investment	11,230,000	—	11,230,000	—
Total Investments in Securities	$ 233,768,361	$ 56,084,436	$ 177,683,925	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018.
INCOME FUND
The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 563,284,178	$ 563,284,178	$ —	$ —
U.S. Government Agencies	51,489,724	—	48,268,474	3,221,250
Other Government	41,141,991	—	41,141,991	—
Mortgage Backed	340,069,313	—	340,069,313	—
Asset Backed Securities	1,107,173,120	—	1,080,815,727	26,357,393
Corporate Bonds	2,491,067,692	—	2,491,067,692	—
Municipal Bonds	121,922,075	—	121,922,075	—
Commercial Paper	193,056,357	—	193,056,357	—
Repurchase Agreement	130,000,000	—	130,000,000	—
Total Investments in Securities	$ 5,039,204,450	$ 563,284,178	$ 4,446,341,629	$ 29,578,643(a)

(a)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2018.

	FAIR VALUE AT September 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
U.S. Government Agencies	$ 3,221,250	Market comparable securities yield method	Yields of comparable securities	3.57%/(N/A)
Asset-Backed Securities	17,510,886	Discounted cash flows	Third party vendor discounted cash flows	3.1%-5.9%/(3.6%)
	8,846,507	Recent trade	Trade price	$99.40/(N/A)
Total	$29,578,643
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018 is as follows:
46  |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2018
	U.S.GOVERNMENT AGENCIES	ASSET BACKED SECURITIES	TOTAL (e)
Beginning Balance 9/30/2017	$ 3,347,400	$ 20,533,738	$ 23,881,138
Accrued Discounts (Premiums)	(25,464)	10,331	(15,133)
Net Realized Gain (Loss)(a)	–	63,885	63,885
Gross Purchases	–	23,346,505	23,346,505
Gross Sales	–	(6,200,810)	(6,200,810)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(100,686)	(96,257)	(196,943)
Transfers into Level 3(d)	–	–	–
Transfers out of Level 3(d)	–	(11,299,999)	(11,299,999)
Ending Balance 9/30/2018	$ 3,221,250	$ 26,357,393	$ 29,578,643

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2018, which were valued using significant unobservable inputs, was $(196,943). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the year ended September 30, 2018.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.59% of total net assets at the year ended September 30, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
LOW DURATION FUND
The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 7,150,111	$ 7,150,111	$ —	$ —
U.S. Government Agencies	333,658	—	333,658	—
Other Government	39,867	—	39,867	—
Mortgage Backed	1,453,272	—	1,453,272	—
Asset Backed Securities	5,657,480	—	5,587,830	69,650
Corporate Bonds	10,994,313	—	10,994,313	—
Municipal Bonds	458,335	—	458,335	—
Short-Term Investments	3,393,011	3,393,011	—	—
Total Investments in Securities	$ 29,480,047	$ 10,543,122	$ 18,867,275	$ 69,650(a)

(a)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2018.

	FAIR VALUE AT September 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Asset-Backed Securities	$ 69,650	Discounted cash flows	Third Party Vendor Discounted cash flows	3.8%/(N/A)
Total	$69,650
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018 is as follows:
Annual Reports  |  47

Notes to Financial Statements, Continued
September 30, 2018
	ASSET BACKED SECURITIES	TOTAL (e)
Beginning Balance 9/30/2017	$ 170,280	$ 170,280
Accrued Discounts (Premiums)	1	1
Net Realized Gain (Loss)(a)	–	–
Gross Purchases	–	–
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(631)	(631)
Transfers into Level 3(d)	–	–
Transfers out of Level 3(d)	(100,000)	(100,000)
Ending Balance 9/30/2018	$ 69,650	$ 69,650

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2018, which were valued using significant unobservable inputs, was $(631). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the year ended September 30, 2018.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.23% of total net assets at the year ended September 30, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, a Fund pays the Advisor a management fee based on the average daily net assets of a Fund at an annual rate as shown in the following table:
Management Fee Schedule
GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%
Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300
Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250
		Next $500 million	0.350	Over $2 billion	0.225
		Over $2 billion	0.275
The Government Fund’s effective management fee for the year ended September 30, 2018 was 0.375% of the Fund’s average daily net assets.
The Income Fund’s effective management fee for the year ended September 30, 2018 was 0.335% of the Fund’s average daily net assets.
The Low Duration Fund’s effective management fee for the year ended September 30, 2018 was 0.40% of the Fund’s average daily net assets (before applicable management fee waiver of $86,261).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I, Class R5, and Class R6 shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
48   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2018
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative service fees incurred by each class of shares of the Funds for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2018, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges from redemptions of Class C shares as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Commissions	$ 221	$ 2,128	$ 45
CDSC fees	$ 1,017	$ 24,839	$ —
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Funds for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares.
Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statements of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Funds or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administration fees, distribution fees and voluntarily waived Fund level investment advisory fees as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Contractual:
Class A	$ —	$ —	$ 53,540
Class I	$ —	$ —	$ 35,886
Class R3	$ 46,519	$ 93,573	$ —
Class R4	$ 22,523	$ 38,700	$ —
Class R5	$ 20,876	$ 22,870	$ —
Class R6	$ —	$ 15,174	$ —
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Voluntary:
Class A	$ —	$ —	$ 26,147
Class I	$ —	$ —	$ 60,114
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Funds paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately 7.30%, 0.05% and 30.54% for the Government Fund, Income Fund and Low Duration Fund, respectively.
Annual Reports  |  49

Notes to Financial Statements, Continued
September 30, 2018
The Funds may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Government Fund and Income Fund had no such transactions with affiliated funds. The Low Duration Fund had transactions of $675,000 in sales generating no realized gains or losses.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holdings represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Low Duration Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$2,435,027	$18,684,677	$(17,726,693)	$-	$-	$3,393,011	$46,187
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
GOVERNMENT FUND
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,099,905	$ 14,065,102	1,043,182	$ 13,641,984
Shares issued to shareholders in reinvestment of dividends	93,726	1,200,485	98,647	1,287,783
Shares repurchased	(2,215,498)	(28,398,749)	(3,072,808)	(40,108,795)
Net decrease	(1,021,867)	$ (13,133,162)	(1,930,979)	$ (25,179,028)
Class C Shares
Shares sold	166,565	$ 2,149,930	340,307	$ 4,480,824
Shares issued to shareholders in reinvestment of dividends	28,965	373,400	30,959	406,592
Shares repurchased	(1,314,476)	(16,915,456)	(1,337,648)	(17,583,808)
Net decrease	(1,118,946)	$ (14,392,126)	(966,382)	$ (12,696,392)
Class I Shares
Shares sold	4,630,618	$ 59,387,148	6,118,960	$ 79,886,935
Shares issued to shareholders in reinvestment of dividends	148,236	1,898,568	119,832	1,564,295
Shares repurchased	(5,720,914)	(73,314,515)	(5,799,169)	(75,752,037)
Net increase (decrease)	(942,060)	$ (12,028,799)	439,623	$ 5,699,193
Class R3 Shares
Shares sold	158,351	$ 2,034,020	466,176	$ 6,115,277
Shares issued to shareholders in reinvestment of dividends	10,523	134,890	14,207	185,714
Shares repurchased	(292,383)	(3,748,897)	(1,759,168)	(22,914,320)
Net decrease	(123,509)	$ (1,579,987)	(1,278,785)	$ (16,613,329)
Class R4 Shares
Shares sold	52,835	$ 677,337	169,933	$ 2,216,399
Shares issued to shareholders in reinvestment of dividends	3,429	43,918	2,394	31,240
Shares repurchased	(117,232)	(1,503,274)	(71,845)	(937,898)
Net increase (decrease)	(60,968)	$ (782,019)	100,482	$ 1,309,741
50   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2018
GOVERNMENT FUND (Continued)
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	42,582	$ 548,472	329,217	$ 4,347,313
Shares issued to shareholders in reinvestment of dividends	2,303	29,698	5,220	68,160
Shares repurchased	(310,027)	(4,008,905)	(60,176)	(785,723)
Net increase (decrease)	(265,142)	$ (3,430,735)	274,261	$ 3,629,750
INCOME FUND
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	12,078,839	$ 160,306,743	16,198,382	$ 217,089,363
Shares issued to shareholders in reinvestment of dividends	1,178,150	15,633,345	1,221,584	16,387,209
Shares repurchased	(27,847,379)	(369,477,251)	(33,369,740)	(447,049,723)
Net decrease	(14,590,390)	$ (193,537,163)	(15,949,774)	$ (213,573,151)
Class C Shares
Shares sold	3,244,802	$ 43,127,640	5,961,821	$ 79,804,114
Shares issued to shareholders in reinvestment of dividends	698,398	9,250,695	673,533	9,021,184
Shares repurchased	(12,824,015)	(169,829,813)	(13,809,256)	(184,837,371)
Net decrease	(8,880,815)	$ (117,451,478)	(7,173,902)	$ (96,012,073)
Class I Shares
Shares sold	117,645,362	$ 1,562,648,935	108,211,987	$ 1,450,721,919
Shares issued to shareholders in reinvestment of dividends	5,803,751	76,986,129	4,372,629	58,676,460
Shares repurchased	(83,909,122)	(1,113,109,315)	(78,719,123)	(1,055,916,369)
Net increase	39,539,991	$ 526,525,749	33,865,493	$ 453,482,010
Class R3 Shares
Shares sold	3,135,687	$ 41,637,292	2,932,660	$ 39,309,579
Shares issued to shareholders in reinvestment of dividends	130,756	1,735,498	114,540	1,538,044
Shares repurchased	(3,753,356)	(49,813,844)	(3,569,214)	(47,894,396)
Net decrease	(486,913)	$ (6,441,054)	(522,014)	$ (7,046,773)
Class R4 Shares
Shares sold	200,886	$ 2,665,572	331,345	$ 4,441,374
Shares issued to shareholders in reinvestment of dividends	6,258	82,958	4,271	57,281
Shares repurchased	(204,900)	(2,710,717)	(201,080)	(2,695,131)
Net increase	2,244	$ 37,813	134,536	$ 1,803,524
Class R5 Shares
Shares sold	3,375,058	$ 44,760,496	4,583,147	$ 61,386,517
Shares issued to shareholders in reinvestment of dividends	187,976	2,492,025	128,065	1,718,641
Shares repurchased	(2,480,942)	(32,932,756)	(2,499,758)	(33,490,256)
Net increase	1,082,092	$ 14,319,765	2,211,454	$ 29,614,902
Annual Reports  |  51

Notes to Financial Statements, Continued
September 30, 2018
INCOME FUND (Continued)
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	2,493,017	$ 33,131,663	56,985	$ 768,647
Shares issued to shareholders in reinvestment of dividends	25,652	339,948	174	2,348
Shares repurchased	(333,838)	(4,435,942)	(9)	(129)
Net increase	2,184,831	$ 29,035,669	57,150	$ 770,866
LOW DURATION FUND
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	262,967	$ 3,246,041	444,814	$ 5,522,323
Shares issued to shareholders in reinvestment of dividends	10,348	127,521	8,111	100,709
Shares repurchased	(218,266)	(2,690,124)	(748,676)	(9,295,069)
Net increase (decrease)	55,049	$ 683,438	(295,751)	$ (3,672,037)
Class I Shares
Shares sold	1,058,651	$ 13,051,377	269,260	$ 3,343,267
Shares issued to shareholders in reinvestment of dividends	23,119	284,692	16,170	200,711
Shares repurchased	(265,402)	(3,272,812)	(623,427)	(7,733,733)
Net increase (decrease)	816,368	$ 10,063,257	(337,997)	$ (4,189,755)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $26,217,159 and $14,445,446, respectively.
The Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $2,659,873,743 and $1,566,443,698, respectively.
The Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $17,500,680 and $4,255,733, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Funds’ financial statements and related notes.
52   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2018
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS YEAR ENDED SEPTEMBER 30, 2017	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
From net investment income
Class A Shares	$(1,410,540)	$(18,084,025)	$(101,667)
Class C Shares	(453,387)	(9,988,539)	(213,139)
Class I Shares	(2,295,862)	(65,949,540)
Class R3 Shares	(224,875)	(1,708,910)
Class R4 Shares	(33,868)	(127,206)
Class R5 Shares	(68,706)	(1,755,011)
Class R6 Shares*		(2,397)
*Class R6 shares commenced operations on April 10, 2107
OTHER NOTES
Risks: Each Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, market and economic risk, liquidity risk, structured products risk and, in the case of Income Fund and Low Duration Fund, risks affecting specific issuers and foreign investment risk. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Reports  |  53

Financial Highlights
Thornburg Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2018 (b)	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	(0.22)	$ 12.69
2017 (b)	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	(0.18)	$ 13.01
2016 (b)(c)	$ 13.26	0.14	0.05	0.19	(0.20)	—	(0.20)	$ 13.25
2015 (b)	$ 13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$ 13.26
2014 (b)	$ 13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$ 13.27
CLASS C SHARES
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	(0.18)	$ 12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	(0.14)	$ 13.09
2016	$ 13.34	0.11	0.04	0.15	(0.16)	—	(0.16)	$ 13.33
2015	$ 13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$ 13.34
2014	$ 13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$ 13.35
CLASS I SHARES
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	(0.26)	$ 12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	(0.23)	$ 13.01
2016	$ 13.26	0.19	0.05	0.24	(0.24)	—	(0.24)	$ 13.26
2015	$ 13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$ 13.26
2014	$ 13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$ 13.27
CLASS R3 SHARES
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	(0.18)	$ 13.02
2016	$ 13.27	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.26
2015	$ 13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$ 13.27
2014	$ 13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$ 13.28
CLASS R4 SHARES
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	(0.17)	$ 13.01
2016	$ 13.26	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.25
2015	$ 13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$ 13.26
2014 (e)	$ 13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$ 13.27
CLASS R5 SHARES
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	(0.25)	$ 12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	(0.23)	$ 13.02
2016	$ 13.27	0.17	0.07	0.24	(0.23)	—	(0.23)	$ 13.28
2015	$ 13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$ 13.27
2014	$ 13.36	0.21	— (g)	0.21	(0.30)	—	(0.30)	$ 13.27

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Annualized.
(g)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
54  |  Annual Reports

Financial Highlights, Continued
Thornburg Limited Term U.S. Government Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.42	0.91	0.91	0.91	(0.77)	5.93	$ 69,634
1.03	0.93	0.93	0.93	(0.43)	11.05	$ 84,674
1.08	0.91	0.91	0.91	1.41	9.78	$ 111,874
1.15	0.92	0.92	0.92	1.62	14.15	$ 104,933
1.41	0.93	0.93	0.94	1.30	8.14	$ 132,916

1.10	1.23	1.23	1.23	(1.08)	5.93	$ 19,686
0.73	1.23	1.23	1.24	(0.72)	11.05	$ 34,821
0.81	1.19	1.19	1.20	1.13	9.78	$ 48,369
0.88	1.20	1.20	1.21	1.34	14.15	$ 46,777
1.14	1.19	1.19	1.20	0.96	8.14	$ 51,001

1.73	0.60	0.60	0.60	(0.47)	5.93	$ 131,898
1.36	0.60	0.60	0.60	(0.18)	11.05	$ 147,464
1.43	0.57	0.57	0.57	1.83	9.78	$ 144,437
1.45	0.62	0.62	0.62	1.93	14.15	$ 112,853
1.73	0.61	0.61	0.61	1.62	8.14	$ 69,309

1.34	0.99	0.99	1.45	(0.85)	5.93	$ 9,036
1.00	0.97	0.97	1.40	(0.47)	11.05	$ 10,871
1.03	0.98	0.98	1.30	1.34	9.78	$ 28,036
1.09	0.99	0.99	1.35	1.55	14.15	$ 16,320
1.35	0.99	0.99	1.31	1.23	8.14	$ 13,748

1.35	0.99	0.99	1.75	(0.85)	5.93	$ 2,509
0.96	0.99	0.99	1.95	(0.49)	11.05	$ 3,365
1.04	0.99	0.99	2.71	1.33	9.78	$ 2,097
1.00	0.99	0.99	17.30 (d)	1.55	14.15	$ 706
1.57 (f)	0.99 (f)	0.99 (f)	64.66 (d)(f)	0.78	8.14	$ 15

1.60	0.65	0.65	1.94	(0.52)	5.93	$ 661
1.40	0.58	0.58	1.21	(0.23)	11.05	$ 4,131
1.30	0.67	0.67	2.05	1.80	9.78	$ 570
1.40	0.67	0.67	2.02	1.95	14.15	$ 2,170
1.59	0.67	0.67	2.87	1.56	8.14	$ 1,859
Annual Reports  |  55

Financial Highlights
Thornburg Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2018 (b)	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	(0.29)	$ 13.16
2017 (b)	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	(0.24)	$ 13.44
2016 (b)	$ 13.32	0.24	0.20	0.44	(0.25)	—	(0.25)	$ 13.51
2015 (b)	$ 13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$ 13.32
2014 (b)	$ 13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$ 13.49
CLASS C SHARES
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	(0.26)	$ 13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	(0.22)	$ 13.42
2016	$ 13.30	0.21	0.20	0.41	(0.22)	—	(0.22)	$ 13.49
2015	$ 13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$ 13.30
2014	$ 13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$ 13.47
CLASS I SHARES
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	(0.33)	$ 13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	(0.29)	$ 13.44
2016	$ 13.33	0.29	0.20	0.49	(0.30)	—	(0.30)	$ 13.52
2015	$ 13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$ 13.33
2014	$ 13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$ 13.49
CLASS R3 SHARES
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	(0.27)	$ 13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	(0.23)	$ 13.45
2016	$ 13.33	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.52
2015	$ 13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$ 13.33
2014	$ 13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$ 13.50
CLASS R4 SHARES
2018	$ 13.43	0.26	(0.26)	— (c)	(0.27)	—	(0.27)	$ 13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	(0.23)	$ 13.43
2016	$ 13.32	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.51
2015	$ 13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$ 13.32
2014 (d)	$ 13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$ 13.48
CLASS R5 SHARES
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	(0.31)	$ 13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	(0.27)	$ 13.44
2016	$ 13.32	0.27	0.20	0.47	(0.28)	—	(0.28)	$ 13.51
2015	$ 13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$ 13.32
2014	$ 13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$ 13.49
CLASS R6 SHARES
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	(0.34)	$ 13.19
2017 (g)	$ 13.40	0.15	0.11	0.26	(0.20)	—	(0.20)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total from investment operations was less than $0.01 per share.
(d)	Effective date of this class of shares was February 1, 2014.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.
See notes to financial statements.
56  |  Annual Reports

Financial Highlights, Continued
Thornburg Limited Term Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.12	0.84	0.84	0.84	0.09	33.62	$ 680,473
1.76	0.87	0.87	0.87	1.31	26.90	$ 890,990
1.82	0.86	0.86	0.86	3.36	20.56	$ 1,111,441
1.94	0.87	0.87	0.87	1.27	18.71	$ 977,470
2.15	0.89	0.89	0.89	3.61	29.41	$ 906,708

1.91	1.05	1.05	1.05	(0.13)	33.62	$ 439,305
1.56	1.08	1.08	1.08	1.10	26.90	$ 567,771
1.59	1.08	1.08	1.08	3.13	20.56	$ 667,680
1.71	1.10	1.10	1.10	1.04	18.71	$ 611,555
1.92	1.11	1.11	1.11	3.46	29.41	$ 593,658

2.46	0.51	0.51	0.51	0.41	33.62	$ 3,685,859
2.14	0.50	0.50	0.50	1.61	26.90	$ 3,232,277
2.17	0.50	0.50	0.50	3.73	20.56	$ 2,792,249
2.29	0.52	0.52	0.52	1.71	18.71	$ 1,982,536
2.49	0.54	0.54	0.54	3.98	29.41	$ 1,578,168

1.98	0.99	0.99	1.09	(0.06)	33.62	$ 88,298
1.65	0.99	0.99	1.12	1.19	26.90	$ 96,715
1.69	0.98	0.98	1.10	3.23	20.56	$ 104,309
1.82	0.99	0.99	1.11	1.16	18.71	$ 172,992
2.04	0.99	0.99	1.12	3.51	29.41	$ 120,013

1.98	0.99	0.99	1.45	0.01	33.62	$ 7,962
1.65	0.99	0.99	1.56	1.11	26.90	$ 8,101
1.70	0.99	0.99	1.97	3.23	20.56	$ 6,328
1.82	0.98	0.98	1.66	1.24	18.71	$ 3,908
1.99 (e)	0.99 (e)	0.99 (e)	61.75 (e)(f)	1.84	29.41	$ 47

2.31	0.67	0.67	0.69	0.26	33.62	$ 113,333
1.99	0.65	0.65	0.67	1.53	26.90	$ 101,189
2.05	0.62	0.62	0.72	3.60	20.56	$ 71,864
2.17	0.64	0.64	0.67	1.50	18.71	$ 96,326
2.38	0.64	0.64	0.72	3.86	29.41	$ 16,825

2.62	0.45	0.45	0.57	0.56	33.62	$ 29,568
2.28 (e)	0.45 (e)	0.45 (e)	24.38 (e)(f)	1.92	26.90	$ 770
Annual Reports  |  57

Financial Highlights
Thornburg Low Duration Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2018 (b)	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	(0.22)	$ 12.29
2017 (b)	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	(0.17)	$ 12.42
2016 (b)	$ 12.38	0.11	0.09	0.20	(0.12)	—	(0.12)	$ 12.46
2015 (b)	$ 12.38	0.08	— (c)	0.08	(0.08)	—	(0.08)	$ 12.38
2014 (b)(d)	$ 12.31	0.08	0.08	0.16	(0.09)	—	(0.09)	$ 12.38
CLASS I SHARES
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	(0.25)	$ 12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	(0.19)	$ 12.41
2016	$ 12.37	0.14	0.08	0.22	(0.14)	—	(0.14)	$ 12.45
2015	$ 12.38	0.11	(0.01)	0.10	(0.11)	—	(0.11)	$ 12.37
2014 (d)	$ 12.31	0.11	0.07	0.18	(0.11)	—	(0.11)	$ 12.38

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(d)	Fund commenced operations on December 30, 2013.
(e)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
58  |  Annual Reports

Financial Highlights, Continued
Thornburg Low Duration Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.75	0.70	0.70	1.82	0.75	20.93	$ 7,140
1.30	0.65	0.65	1.77	1.03	34.79	$ 6,532
0.89	0.69	0.69	1.74	1.60	42.99	$ 10,235
0.67	0.70	0.70	2.10	0.68	29.22	$ 9,940
0.92 (e)	0.62 (e)	0.61 (e)	3.14 (e)	1.33	23.70	$ 6,678

1.96	0.50	0.50	1.09	0.95	20.93	$ 22,748
1.46	0.50	0.50	1.03	1.19	34.79	$ 12,854
1.15	0.48	0.48	1.18	1.81	42.99	$ 17,106
0.87	0.50	0.50	1.89	0.80	29.22	$ 8,056
1.19 (e)	0.41 (e)	0.41 (e)	3.19 (e)	1.48	23.70	$ 3,698
Annual Reports  |  59

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of the
Thornburg Limited Term U.S. Government Fund,
Thornburg Limited Term Income Fund, and
Thornburg Low Duration Income Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund (three of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Funds") as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
60   |  Annual Reports

Expense Example
September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES
Actual	$1,000.00	$ 999.88	$4.46
Hypothetical*	$1,000.00	$1,020.61	$4.51
CLASS C SHARES
Actual	$1,000.00	$ 999.01	$6.16
Hypothetical*	$1,000.00	$1,018.90	$6.23
CLASS I SHARES
Actual	$1,000.00	$1,001.30	$3.06
Hypothetical*	$1,000.00	$1,022.01	$3.09
CLASS R3 SHARES
Actual	$1,000.00	$ 999.39	$4.96
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R4 SHARES
Actual	$1,000.00	$ 999.37	$4.96
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R5 SHARES
Actual	$1,000.00	$1,000.98	$3.36
Hypothetical*	$1,000.00	$1,021.71	$3.40
LIMITED TERM INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,005.00	$4.12
Hypothetical*	$1,000.00	$1,020.96	$4.15
CLASS C SHARES
Actual	$1,000.00	$1,003.91	$5.22
Hypothetical*	$1,000.00	$1,019.85	$5.27
CLASS I SHARES
Actual	$1,000.00	$1,005.72	$2.66
Hypothetical*	$1,000.00	$1,022.41	$2.69
CLASS R3 SHARES
Actual	$1,000.00	$1,004.16	$4.97
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R4 SHARES
Actual	$1,000.00	$1,004.16	$4.97
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R5 SHARES
Actual	$1,000.00	$1,005.77	$3.37
Hypothetical*	$1,000.00	$1,021.71	$3.40
CLASS R6 SHARES
Actual	$1,000.00	$1,006.91	$2.26
Hypothetical*	$1,000.00	$1,022.81	$2.28
LOW DURATION INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,008.37	$3.52
Hypothetical*	$1,000.00	$1,021.56	$3.55
CLASS I SHARES
Actual	$1,000.00	$1,008.58	$2.52
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Thornburg Limited Term U.S. Government Fund Expenses are equal to the annualized expense ratio for each class (A: 0.89%; C: 1.23%; I: 0.61%; R3: 0.99%; R4: 0.99%; R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.82%; C: 1.04%; I: 0.53%; R3: 0.99%; R4: 0.99%; R5: 0.67%; R6: 0.45%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Low Duration Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Annual Reports  |  61

Trustees and Officers
September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
62   |  Annual Reports

Trustees and Officers, Continued
September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Reports  |  63

Trustees and Officers, Continued
September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
64   |  Annual Reports

Other Information
September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Thornburg Limited Term U.S. Government Fund of $4,764,426 are taxable ordinary investment income dividends for federal income tax purposes. Dividends paid by the Thornburg Limited Term Income Fund of $120,529,627 are being reported as taxable ordinary investment income dividends. Dividends paid by the Thornburg Low Duration Income Fund of $457,509 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Annual Reports  |  65

Other Information, Continued
September 30, 2018 (Unaudited)
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other
66   |  Annual Reports

Other Information, Continued
September 30, 2018 (Unaudited)
information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median fee level and higher than the average level for the fund category, the level of total expense for one share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second share class was comparable to the median and lower than the average levels for the category. Information for the peer groups showed that the Fund’s advisory fee was comparable to the medians of the two peer groups considered, and that the total expense levels of the two share classes were comparable to the median levels of their peer respective groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Annual Reports  |  67

Other Information, Continued
September 30, 2018 (Unaudited)
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a continuation of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created
68   |  Annual Reports

Other Information, Continued
September 30, 2018 (Unaudited)
by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and higher than the average fee levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Data for the peer groups showed that the Fund’s advisory fee was comparable to the median levels for the two peer groups, and that the total expense levels of the representative share classes were comparable to the median expense levels of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the
Annual Reports  |  69

Other Information, Continued
September 30, 2018 (Unaudited)
other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions
70  |  Annual Reports

Other Information, Continued
September 30, 2018 (Unaudited)
with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the four calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year and three-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, comparative performance data for two fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee level and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was comparable to the median and average levels of total expenses for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s stated advisory fee was comparable to the stated median level for the two peer groups, and that the total expense levels of the Fund’s two share classes were comparable to the median levels of their respective peer groups after waivers of fees and reimbursement of expenses.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Annual Reports  |  71

Other Information, Continued
September 30, 2018 (Unaudited)
Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
72  |  Annual Reports

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Reports  |  73

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
74   |  Annual Reports

This page intentionally left blank.
Annual Reports  |  75

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH076

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Strategic Income Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
We are pleased to present the annual report for Thornburg Strategic Income Fund for the year ended September 30, 2018. The Fund’s total return of 1.71% (Class I shares) over the period compared favorably with the Bloomberg Barclays U.S. Universal Bond Index’s 1.00% decline, and the blended index’s (80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index) 1.22% total return.
In the last year, the Fund we launched so that clients could take advantage of the growing breadth of the global bond market, combined with our broad investment perspective, reached its 10-year anniversary. Late 2007 was an interesting time, but while we believed the coming years and decades would provide attractive opportunities for investing, the scale of that “opportunity” just one year later was both overwhelming and valuable. We began the portfolio with just $3 million of seed money from various partners at Thornburg, and as we began to invest, the added pressure of putting the personal money of our colleagues to work was a tangible reminder that the job we do is really for those who entrust us with their savings. It’s a lesson that we keep front of mind every day, even as the portfolio has grown to more than $1 billion in assets under management.
On a three-year rolling basis over the last decade, our strategy has managed to outperform both the Morningstar Multisector Bond category and Non-Traditional Bond category 100% of the time, a period that included several different market episodes. Today, we are more defensive due to the current state of global rate and credit markets, but we still have been able to generate significant value for shareholders. Because we are uniquely structured with a distinct investment process, we believe we are well positioned to provide a differentiated set of outcomes.
Another important development during the period was the promotion of Christian Hoffmann to Strategic Income Fund’s portfolio management team. Christian joined Thornburg in 2012 as an analyst and was promoted to associate portfolio manager in 2014. During his tenure, he has made substantial contributions to the Fund’s performance through his excellent credit analysis and investment ideas, as well as his overall thoughts and leadership in navigating credit and fixed income markets. This promotion recognizes this past success and demonstrates our confidence in his ability to create even greater shareholder value in the future as a member of the team. Congratulations, Christian.
As our fiscal year began, the market felt awash in complacency, given both known risks and those unknown lurking beneath the surface. Yet credit spreads remained tight and asset prices generally at lofty levels. All the while, we believed the largest risk to markets ahead was the removal of policy accommodation by most major central banks around the world. The Federal Reserve began shrinking its balance sheet in late 2017 while raising its policy rates multiple times with additional hikes expected in December and 2019. The European Central Bank also began tapering its asset purchases, and even the Bank of Japan signaled that zero interest rates wouldn’t last forever, sparking further rate volatility in the third quarter of the year.
Despite central banks shrinking the punchbowl, general macroeconomic and market indicators have largely remained stable.
Another major development during the preceding year was the U.S. announcement of additional fiscal stimulus. While a short-term positive, we continue to question whether U.S. growth has staying power. Tax reform has certainly given a boost to after-tax consumer and business income. Consumer spending has jumped and even corporate investment has picked up in 2018. But future growth will now be measured relative to a higher base, creating a more difficult hurdle. Meanwhile, leverage in all three major sectors (government, corporate, and consumer) is becoming more expensive with higher rates. It will be challenging to find additional spending power in an already indebted economy to fuel future growth. Perhaps higher capital expenditures and reduced regulation are the missing links to higher productivity growth and the start of a virtuous cycle, but given continual disappointments in this cycle thus far, we remain skeptical.
Volatility has returned to the market this year from muted levels throughout 2017. While no individual episode has lasted more than a few short weeks, we expect the frequency of these events to increase as the cycle continues. As volatility rises, asset returns tend to become highly correlated to the downside, catching many investors off guard. This highlights the importance of constructing portfolios robust enough to withstand bouts of volatility while maintaining decent upside potential. Said another way, investors should concentrate on building portfolios that offer proper compensation for current market risks. When investors appear the most complacent, risk is highest.
We also welcome the volatility, which has presented opportunity in select names that we have been following but had generally passed on or remained light due to the tightness of spreads. As volatility increases, we expect to pick up more attractively priced bonds on sale.
Stronger economic growth continues to give us confidence to hold a decent amount of credit, though we’re tightly managing risk exposures. The portfolio is diversified such that it can perform across a variety of macro environments, avoiding overdependence on any singular outcome. Our high-yield holdings, for example, are of higher quality within the segment. They generally sport shorter maturities and less cyclical cash flows, as the issuers are focused on stronger areas of the economy. They should prove less volatile at the portfolio level when market stress rises.
Generally, we have favored investing behind the U.S. consumer, whose balance sheet has notably improved since 2008–2009. This has meant senior-most tranches of asset-backed securities, grouping consumer loans, auto loans, and student loans, although some non-senior tranches have begun to represent attractive relative value. Assets we’ve purchased have tended to be short-lived that rapidly build upon already strong credit enhancements. We’ve also increased exposure to select mortgages with minimal credit risk thanks to their convexity profile, structural enhancements, and incentive profiles of underlying borrowers. As opportunities present themselves

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
across sectors and asset classes, our cash position enables us to quickly deploy capital if adequately compensated.
In our view, the key to a successful credit portfolio is balancing competing variables into an optimal combination that meets overall objectives. We believe our unique approach and structure offers our investors an edge in this strange and tumultuous environment.
Thank you for investing alongside us in Thornburg Strategic Income Fund.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Christian Hoffmann, cfa Portfolio Manager Managing Director	Jeff Klingelhofer, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/19/07)
Without sales charge	1.39%	4.47%	3.39%	7.17%	5.90%
With sales charge	-3.19%	2.88%	2.45%	6.68%	5.45%
Class C Shares (Incep: 12/19/07)
Without sales charge	0.59%	3.83%	2.77%	6.55%	5.29%
With sales charge	-0.39%	3.83%	2.77%	6.55%	5.29%
Class I Shares (Incep: 12/19/07)	1.71%	4.88%	3.75%	7.51%	6.24%
Class R3 Shares (Incep: 5/1/12)	1.16%	4.42%	3.33%	-	4.22%
Class R4 Shares (Incep: 2/1/14)	1.08%	4.38%	-	-	3.04%
Class R5 Shares (Incep: 5/1/12)	1.71%	4.85%	3.71%	-	4.58%
Class R6 Shares (Incep: 4/10/17)	1.66%	-	-	-	3.84%
Bloomberg Barclays U.S. Universal Bond Index (Since 12/19/07)	-1.00%	1.98%	2.53%	4.22%	3.91%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.95%
SEC Yield	3.04%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.21%; C shares, 1.95%; I shares, 0.95%; R3 shares, 2.54%; R4 shares, 2.26%; R5 shares, 1.39%; R6 shares, 1.00%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, resulting in net expense ratios of the following: A shares, 1.10%; C shares, 1.80%; I shares, 0.69%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.69%; R6 shares, 0.65%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have remained the same as stated above and SEC yield would have been 3.03%.

Glossary
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.
The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
High yield bonds may offer higher yields in return for risk exposure.
Convexity – A measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.
Morningstar Multisector Bond category portfolios seek income by diversifying their assets among several fixed income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities. These portfolios typically hold 35% to 65% of bond assets in securities that are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.
Morningstar Non-Traditional Bond category. The Non-traditional Bond category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

6  |  Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income-producing stocks can be expected to vary over time.
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	61.5%
Asset Backed Securities	18.3%
Bank Loans	4.0%
Common & Preferred Stock	1.5%
Other Fixed Income	1.8%
Other Assets Less Liabilities	12.9%
FIXED INCOME CREDIT QUALITY*
*	Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.
TOP TEN INDUSTRY GROUPS
Diversified Financials	9.6%
Energy	5.5%
Media & Entertainment	4.8%
Telecommunication Services	4.7%
Utilities	4.3%
Materials	4.2%
Insurance	3.8%
Software & Services	3.6%
Food, Beverage & Tobacco	3.3%
Technology Hardware & Equipment	3.2%

COUNTRY EXPOSURE * (percent of Fund)
United States	67.0%
Canada	3.2%
United Kingdom	2.5%
China	1.4%
South Korea	1.4%
Germany	1.1%
France	1.0%
Cayman Islands	0.8%
Belgium	0.7%
Japan	0.7%
Mexico	0.7%
Bermuda	0.6%
Brazil	0.6%
Sweden	0.6%
Switzerland	0.6%
Ireland	0.5%
Italy	0.5%
Jamaica	0.5%
Guatemala	0.4%
Morocco	0.4%
South Africa	0.3%
Chile	0.3%
Turkey	0.2%
Barbados	0.2%
Colombia	0.2%
Luxembourg	0.2%
Netherlands	0.2%
Macao	0.2%
Panama	0.0%**
Australia	0.0%**
Other Assets Less Liabilities	12.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b,c]	Malamute Energy, Inc.,	847	$ 8,893
			8,893
	Total Common Stock (Cost $0)		8,893
	Preferred Stock — 1.5%
	Banks — 0.8%
	Banks — 0.8%
[d,e]	AgriBank FCB, 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,120,000
[d,e]	CoBank ACB, Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,225,000
			9,345,000
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
[e]	Crestwood Equity Partners L.P., 9.25%	320,654	3,126,377
			3,126,377
	Miscellaneous — 0.1%
	U.S. Government Agencies — 0.1%
[e]	Farm Credit Bank of Texas, Series 1, 10.00%	1,000	1,145,000
			1,145,000
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
[e]	VEREIT, Inc., Series F, 6.70%	25,857	642,546
			642,546
	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
[f,g]	Centaur Funding Corp., 9.08%, 4/21/2020	2,380	2,570,400
			2,570,400
	Total Preferred Stock (Cost $16,575,977)		16,829,323
	Asset Backed Securities — 18.3%
	Advance Receivables — 0.3%
[h]	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575%, 10/15/2049	$ 2,500,000	2,478,633
[h]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T1 Class AT1, 2.53%, 11/16/2048	800,000	800,582
			3,279,215
	Auto Receivables — 2.3%
[h]	ACC Trust, Series 2018-1 Class A, 3.70%, 12/21/2020	1,890,192	1,886,927
	American Credit Acceptance Receivables Trust,
[h]	Series 2016-4 Class C, 2.91%, 2/13/2023	4,000,000	3,988,322
[h]	Series 2017-3 Class A, 1.82%, 3/10/2020	65,647	65,636
[h]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A Class A, 2.50%, 7/20/2021	2,900,000	2,860,382
[h]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71%, 5/15/2023	974,417	967,704
	Foursight Capital Automobile Receivables Trust,
[h]	Series 2016-1 Class A2, 2.87%, 10/15/2021	1,463,495	1,460,496
[h]	Series 2018-1 Class E, 5.56%, 1/16/2024	1,000,000	994,664
[h]	GLS Auto Receivables Trust, Series 2018-2A Class A, 3.25%, 4/18/2022	2,592,211	2,590,969
[h]	Hertz Vehicle Financing II L.P., Series 2015-1A Class A, 2.73%, 3/25/2021	4,000,000	3,961,693
[b,h]	OSCAR US Funding Trust V, Series 2016-2A Class A2A, 2.31%, 11/15/2019	55,566	55,566
[d,g,h]	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 2.783% (LIBOR 1 Month + 0.65%), 11/10/2020	1,171,692	1,172,977
[h]	Sierra Auto Receivables Securitization Trust, Series 2016-1A Class B, 6.84%, 1/18/2022	4,500,000	4,578,116
[h]	Skopos Auto Receivables Trust, Series 2018-1A Class A, 3.19%, 9/15/2021	1,235,375	1,234,872
[h]	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84%, 4/17/2023	845,228	841,996
			26,660,320
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Commercial MTG Trust — 1.4%
[h,i]	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.272%, 4/15/2044	$ 6,200,000	$ 6,475,023
[i]	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 3.954%, 3/25/2034	57,722	47,988
[h,i]	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50%, 10/25/2047	3,138,157	3,047,620
[d,h]	FREMF Mortgage Trust, Series 2016-KF24 Class B, 7.114% (LIBOR 1 Month + 5.00%), 10/25/2026	1,146,811	1,238,216
[h,i]	Galton Funding Mortgage Trust CMO, Series 2018-1 Class A43, 3.50%, 11/25/2057	1,935,906	1,906,232
[h,i]	Mello Mortgage Capital Acceptance, Series 2018-MTG1 Class A3, 3.50%, 5/25/2048	2,826,384	2,787,979
			15,503,058
	Other Asset Backed — 9.2%
[d,h]	321 Henderson Receivables II, LLC, Series 2006-3A Class A1, 2.358% (LIBOR 1 Month + 0.20%), 9/15/2041	2,108,537	2,008,723
	Avant Loans Funding Trust,
[h]	Series 2017-A, Class B, 3.65%, 9/15/2022	2,320,322	2,323,348
[h]	Series 2018-A Class A, 3.09%, 6/15/2021	1,462,048	1,461,734
[h]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96%, 6/20/2023	1,900,000	1,889,438
[g,h]	CFG Investments Ltd., Series 2017-1 Class A, 7.87%, 11/15/2026	3,000,000	3,072,983
[b,h]	CIM Trust, 4.00%, 8/25/2048	2,000,000	1,987,979
[h]	CLUB Credit Trust, Series 2017-P2 Class A, 2.61%, 1/15/2024	1,094,514	1,089,016
[h]	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP2 Class A, 2.55%, 1/16/2024	442,214	441,975
[h]	Credit Suisse ABS Trust, Series 2018-LD1 Class A, 3.42%, 7/25/2024	2,409,333	2,409,504
	Diamond Resorts Owner Trust,
[h]	Series 2014-1 Class A, 2.54%, 5/20/2027	567,201	566,901
[h]	Series 2018-1 Class A, 3.70%, 1/21/2031	3,906,802	3,887,125
[g,h]	ECAF I Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	5,708,053	5,653,859
[h]	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97%, 2/22/2021	821,371	819,141
[f]	Fairway Outdoor Funding, LLC, Series 2012-1A Class B, 8.835%, 10/15/2042	3,000,000	3,024,043
[h]	Foundation Finance Trust, Series 2017-1A Class A, 3.30%, 7/15/2033	2,719,625	2,695,291
[g,h]	Global SC Finance II SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	2,770,833	2,713,070
[h]	HERO Funding Trust, Series 2017-2A Class A1, 3.28%, 9/20/2048	3,288,334	3,218,692
[h,i]	Homeward Opportunities Fund I Trust, Series 2018-1 Class A1, 3.766%, 6/25/2048	1,900,703	1,882,506
[f]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	2,000,000	1,000,000
	Marlette Funding Trust,
[h]	Series 2017-2A Class A, 2.39%, 7/15/2024	950,046	948,459
[h]	Series 2018-1A Class A, 2.61%, 3/15/2028	2,770,599	2,762,039
	Nationstar HECM Loan Trust,
[b,h,i]	Series 2018-1A Class A, 2.76%, 2/25/2028	2,129,977	2,125,717
[h,i]	Series 2018-2A Class A, 3.188%, 7/25/2028	1,759,529	1,758,210
[b,d,f]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.096% (LIBOR 3 Month + 0.78%), 12/1/2037	387,500	374,713
[h]	Ocwen Master Advance Receivables Trust, Series 2018-T2 Class AT2, 3.598%, 8/15/2050	3,000,000	2,993,250
[h]	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23%, 6/8/2023	4,000,000	3,925,652
[h]	PFS Financing Corp., Series 2018-B Class A, 2.89%, 2/15/2023	3,000,000	2,965,618
[h]	Prosper Marketplace Issuance Trust, Series 2017-3A Class A, 2.36%, 11/15/2023	687,245	684,856
[h]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34%, 8/15/2022	3,000,000	2,982,879
	SBA Tower Trust,
[h]	2.877%, 7/10/2046	2,275,000	2,236,840
[h]	3.156%, 10/10/2045	3,750,000	3,721,875
[h]	Scala Funding Co., LLC, Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	3,894,800
[h]	SCF Equipment Leasing, LLC, Series 2018-1A Class A2, 3.63%, 10/20/2024	3,000,000	3,001,224
[h]	Sierra Timeshare Receivables Funding, LLC, Series 2015-2A Class A, 2.43%, 6/20/2032	2,355,270	2,326,092
[h]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77%, 5/25/2026	727,801	720,990
[h]	SolarCity LMC Series I, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	2,451,799	2,464,779
[h]	Solarcity LMC Series II, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	2,724,808	2,727,633
[h]	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472%, 5/20/2046	2,914,413	2,929,460
[g,h]	Textainer Marine Containers V Ltd., Series 2017-1A Class A, 3.72%, 5/20/2042	4,057,424	4,013,779
	Towd Point Mortgage Trust,
[h,i]	Series 2018-2 Class A1, 3.25%, 3/25/2058	3,821,688	3,769,055
[h,i]	Series 2018-3 Class A1, 3.75%, 5/25/2058	2,870,059	2,865,563
[h]	Upstart Securitization Trust, Series 2018-1 Class A, 3.015%, 8/20/2025	1,393,553	1,393,006
[h]	VB-S1 Issuer, LLC, Series 2016-1A Class C, 3.065%, 6/15/2046	3,100,000	3,039,944
[h]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50%, 12/20/2028	1,380,765	1,374,343
			104,146,104
	Residential MTG Trust — 4.0%
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Angel Oak Mortgage Trust, LLC,
[h,i]	Series 2017-3 Class A1, 2.708%, 11/25/2047	$ 1,252,708	$ 1,234,614
[h,i]	Series 2018-1 Class A1, 3.258%, 4/27/2048	2,073,256	2,056,499
[h,i]	Series 2018-2 Class A1, 3.674%, 7/27/2048	2,878,828	2,878,714
[h,i]	Arroyo Mortgage Trust, Series 2018-1 Class A1, 3.763%, 4/25/2048	3,713,865	3,687,656
[i]	Bear Stearns ARM Trust CMO, Series 2003-6 Class 2B1, 4.471%, 8/25/2033	71,999	73,416
[h,i]	Citigroup Mortgage Loan Trust CMO, Series 2014-A Class A, 4.00%, 1/25/2035	1,533,069	1,540,377
[d,h]	Credit Suisse First Boston Mortgage Securities Corp. CMO, Series 2005-CF1 Class M1, 2.916% (LIBOR 1 Month + 0.70%), 3/25/2045	83,157	84,183
[h,i]	Finance of America Structured Securities Trust, Series 2017-HB1 Class A, 2.321%, 11/25/2027	1,521,746	1,517,180
[h,i]	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00%, 3/25/2047	1,658,239	1,629,471
	JPMorgan Mortgage Trust,
[h,i]	Series 2017-2 Class A6, 3.00%, 5/25/2047	2,447,639	2,405,195
[h,i]	Series 2017-6 Class A5, 3.50%, 12/25/2048	2,720,413	2,685,059
[i]	Merrill Lynch Mortgage Investors Trust CMO, Series 2004-A4 Class M1, 4.095%, 8/25/2034	179,952	169,402
	New Residential Mortgage Loan Trust CMO,
[h,i]	Series 2017-3A Class A1, 4.00%, 4/25/2057	2,975,396	2,983,924
[h,i]	Series 2017-4A Class A1, 4.00%, 5/25/2057	2,836,519	2,845,594
	New Residential Mortgage Loan Trust,
[d,h]	Series 2017-5A Class A1, 3.716% (LIBOR 1 Month + 1.50%), 6/25/2057	2,140,794	2,188,296
[h,i]	Series 2017-6A Class A1, 4.00%, 8/27/2057	1,207,972	1,211,090
[h,i]	Series 2018-RPL1 Class A1, 3.50%, 12/25/2057	2,796,178	2,765,714
[h,i]	New Residential Mortgage Trust , Series 2018-1A Class A1A, 4.00%, 12/25/2057	2,193,738	2,199,324
	Sequoia Mortgage Trust CMO,
[h,i]	Series 2017-4 Class A4, 3.50%, 7/25/2047	1,610,795	1,591,226
[h,i]	Series 2017-5 Class A4, 3.50%, 8/25/2047	3,395,167	3,342,335
[h,i]	Verus Securitization Trust CMO, Series 2017-2A Class A1, 2.485%, 7/25/2047	2,609,752	2,534,949
[h,i]	Verus Securitization Trust, Series 2018-2 Class A1, 3.677%, 6/1/2058	3,848,207	3,833,347
			45,457,565
	Student Loan — 1.1%
[h]	Earnest Student Loan Program, LLC, Series 2016-C Class A2, 2.68%, 7/25/2035	1,709,244	1,637,482
[d,h]	Nelnet Student Loan Trust, Series 2016-A Class A1A, 3.966% (LIBOR 1 Month + 1.75%), 12/26/2040	2,214,651	2,218,478
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 3.085% (LIBOR 3 Month + 0.75%), 4/25/2023	1,100,555	1,092,804
[d]	Series 2008-5 Class A4, 4.035% (LIBOR 3 Month + 1.70%), 7/25/2023	2,879,810	2,954,495
[d]	Series 2012-1 Class A3, 3.166% (LIBOR 1 Month + 0.95%), 9/25/2028	2,865,540	2,872,031
	SoFi Professional Loan Program, LLC,
[h]	Series 2014-A Class A2, 3.02%, 10/25/2027	884,949	881,012
[d,h]	Series 2014-B Class A1, 3.466% (LIBOR 1 Month + 1.25%), 8/25/2032	742,600	748,852
			12,405,154
	Total Asset Backed Securities (Cost $210,634,355)		207,451,416
	Corporate Bonds — 60.0%
	Automobiles & Components — 0.6%
	Auto Components — 0.2%
[g,h]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,045,887
	Automobiles — 0.4%
[d,h]	Hyundai Capital America, 3.261% (LIBOR 3 Month + 0.94%), 7/8/2021	2,000,000	2,005,105
[g,h]	Hyundai Capital Services, Inc., 3.75%, 3/5/2023	3,000,000	2,962,269
			7,013,261
	Banks — 1.0%
	Banks — 1.0%
[d]	Capital One NA/Mclean VA, 3.163% (LIBOR 3 Month + 0.82%), 8/8/2022	3,000,000	3,004,672
[d]	Citizens Bank N.A./Providence RI, 3.284% (LIBOR 3 Month + 0.95%), 3/29/2023	4,000,000	4,004,921
	Santander Holdings USA, Inc., 3.40%, 1/18/2023	2,000,000	1,928,654
[g]	Sumitomo Mitsui Banking Corp., 2.65%, 7/23/2020	2,000,000	1,976,927
			10,915,174
	Capital Goods — 2.5%
	Aerospace & Defense — 0.1%
[h]	BWX Technologies, Inc., 5.375%, 7/15/2026	1,500,000	1,505,625
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Construction & Engineering — 0.5%
[h]	Zachry Holdings, Inc., 7.50%, 2/1/2020	$ 6,310,000	$ 6,325,775
	Machinery — 0.9%
[g,h]	ATS Automation Tooling Systems, Inc., 6.50%, 6/15/2023	3,125,000	3,234,375
	Mueller Industries, Inc., 6.00%, 3/1/2027	2,132,000	2,052,050
	Nvent Finance Sarl,
[g,h]	3.95%, 4/15/2023	2,000,000	1,964,722
[g,h]	4.55%, 4/15/2028	3,000,000	2,920,695
	Trading Companies & Distributors — 1.0%
	Global Partners L.P. / GLP Finance Corp., 6.25%, 7/15/2022	4,975,000	4,950,125
	LKQ Corp., 4.75%, 5/15/2023	6,045,000	6,034,422
			28,987,789
	Commercial & Professional Services — 1.6%
	Commercial Services & Supplies — 1.0%
[h]	ACCO Brands Corp., 5.25%, 12/15/2024	2,000,000	1,985,000
[h]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	4,420,000	4,309,500
[h]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	5,330,000	5,250,050
	Leisure Products — 0.2%
	Mattel, Inc., 2.35%, 8/15/2021	3,000,000	2,715,000
	Professional Services — 0.4%
	Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	3,871,982
			18,131,532
	Consumer Durables & Apparel — 1.2%
	Commercial Services & Supplies — 0.2%
[g,h]	Cimpress N.V., 7.00%, 6/15/2026	2,000,000	2,032,260
	Leisure Products — 0.3%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	3,530,000	3,459,400
	Textiles, Apparel & Luxury Goods — 0.7%
[h]	Hanesbrands, Inc., 4.625%, 5/15/2024	2,000,000	1,943,750
[h]	Michael Kors USA, Inc., 4.00%, 11/1/2024	3,000,000	2,866,334
	Under Armour, Inc., 3.25%, 6/15/2026	3,500,000	3,084,453
			13,386,197
	Consumer Services — 0.8%
	Hotels, Restaurants & Leisure — 0.7%
	Aramark Services, Inc., 4.75%, 6/1/2026	5,000,000	4,900,000
[h]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	2,500,000	2,496,875
	Transportation Infrastructure — 0.1%
	Mexico City Airport Trust,
[g,h]	3.875%, 4/30/2028	1,000,000	895,010
[g,h]	4.25%, 10/31/2026	842,000	791,480
			9,083,365
	Diversified Financials — 8.9%
	Capital Markets — 3.0%
	Ares Capital Corp.,
	4.375%, 1/15/2019	976,000	977,378
	4.875%, 11/30/2018	8,024,000	8,048,874
[h]	Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,806,097
[h]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	3,000,000	3,090,000
	FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,309,508
[g]	Genpact Luxembourg Sarl, 3.70%, 4/1/2022	6,000,000	5,858,711
	Solar Capital Ltd., 4.50%, 1/20/2023	3,000,000	2,871,020
	TPG Specialty Lending, Inc., 4.50%, 1/22/2023	2,500,000	2,453,177
	Consumer Finance — 1.2%
[d]	Citibank N.A., 2.688% (LIBOR 3 Month + 0.35%), 2/12/2021	3,000,000	3,000,953
[h]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,537,500
[d]	Wells Fargo Bank N.A., 2.569% (LIBOR 3 Month + 0.23%), 1/15/2020	3,000,000	3,004,152
	Diversified Financial Services — 4.2%
[h]	Antares Holdings L.P., 6.00%, 8/15/2023	4,000,000	4,015,744
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Bank of America Corp. MTN, 4.20%, 8/26/2024	$ 3,200,000	$ 3,214,961
[d,g]	Barclays plc, 3.695% (LIBOR 3 Month + 1.38%), 5/16/2024	2,500,000	2,486,919
[g,h]	BNP Paribas S.A., 3.375%, 1/9/2025	5,000,000	4,733,285
[g]	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG), 3.80%, 9/15/2022 - 6/9/2023	2,850,000	2,833,430
	Deutsche Bank AG,
[d,g]	3.162% (LIBOR 3 Month + 0.82%), 1/22/2021	2,700,000	2,668,426
[d,g]	3.541% (LIBOR 3 Month + 1.23%), 2/27/2023	2,800,000	2,733,673
	HSBC Holdings plc,
[d,g]	3.322% (LIBOR 3 Month + 1.00%), 5/18/2024	1,000,000	998,225
[g,j]	4.292% (LIBOR 3 Month + 1.35%), 9/12/2026	2,000,000	1,980,350
[g,j]	Mizuho Financial Group, Inc., 3.922% (LIBOR 3 Month + 1.00%), 9/11/2024	4,500,000	4,475,723
[d]	Morgan Stanley MTN, 3.747% (LIBOR 3 Month + 1.40%), 4/21/2021	3,000,000	3,075,241
[d]	Morgan Stanley, 3.277% (LIBOR 3 Month + 0.93%), 7/22/2022	3,000,000	3,025,787
	Royal Bank of Scotland Group plc,
[g,j]	5.076% (LIBOR 3 Month + 1.91%), 1/27/2030	4,500,000	4,492,054
[g]	6.125%, 12/15/2022	2,000,000	2,091,190
[g,h]	Societe Generale S.A., 4.25%, 9/14/2023	3,000,000	2,988,138
[d,g,h]	UBS Group Funding Switzerland AG) (Guaranty: UBS Group AG), 3.264% (LIBOR 3 Month + 0.95%), 8/15/2023	2,000,000	2,007,911
	Insurance — 0.2%
[d,h]	AIG Global Funding, 2.878% (LIBOR 3 Month + 0.48%), 7/2/2020	2,000,000	2,004,896
[f]	Citicorp Lease Pass-Through Trust 1999-1, 8.04%, 12/15/2019	186,087	196,023
	Mortgage Real Estate Investment Trusts — 0.3%
	Senior Housing Properties Trust, 4.75%, 2/15/2028	4,000,000	3,867,970
			100,847,316
	Energy — 4.6%
	Energy Equipment & Services — 0.6%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	3,827,000	3,980,080
	Odebrecht Offshore Drilling Finance Ltd.,
[g,h]	6.72%, 12/1/2022	576,905	542,296
[g,h,k]	7.72%, 12/1/2026 PIK	1,995,121	568,629
[e,g,h]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), 10/29/2018	304,899	4,330
[c,g,h,l]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	10,684,600	1,282,152
	Oil, Gas & Consumable Fuels — 4.0%
[h]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	4,500,000	4,405,320
[d]	Energy Transfer Partners L.P., 5.361% (LIBOR 3 Month + 3.02%), 11/1/2066	1,200,000	1,062,000
	EQT Midstream Partners L.P., Series 5Y, 4.75%, 7/15/2023	3,475,000	3,526,372
[h]	Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,778,592
	Gulf South Pipeline Co. L.P., 4.00%, 6/15/2022	4,860,000	4,850,335
[h]	Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,000,000	5,110,181
[g,h]	Harvest Operations Corp. (Guaranty: Korea National Oil Corp.), 3.00%, 9/21/2022	4,000,000	3,872,625
[g,h]	Harvest Operations Corp., 4.20%, 6/1/2023	1,000,000	1,013,581
	HollyFrontier Corp., 5.875%, 4/1/2026	849,000	904,987
[b,c,f,l]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	1,062,181	44,081
	Northern Border Pipeline Co., Series A, 7.50%, 9/15/2021	2,150,000	2,348,743
[c,l]	RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	16,380
[g,h]	Sinopec Group Overseas Development Ltd., 4.125%, 9/12/2025	6,000,000	5,946,132
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	1,210,000	1,205,463
[e,j]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	3,000,000	2,977,500
	Tennessee Gas Pipeline Co., LLC, 7.00%, 3/15/2027	2,251,000	2,610,629
[h]	Texas Gas Transmission, LLC, 4.50%, 2/1/2021	940,000	947,808
			51,998,216
	Food & Staples Retailing — 1.1%
	Food & Staples Retailing — 1.1%
[g,h]	Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022	4,000,000	3,844,991
[h]	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	3,935,000	3,895,650
	Ingles Markets, Inc., 5.75%, 6/15/2023	4,500,000	4,556,250
			12,296,891
	Food, Beverage & Tobacco — 3.1%
12   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Beverages — 0.7%
[g,h]	Central American Bottling Corp., 5.75%, 1/31/2027	$ 5,000,000	$ 4,956,250
[g,h]	Coca-Cola Icecek A/S, 4.215%, 9/19/2024	3,000,000	2,812,698
	Food Products — 1.9%
	B&G Foods, Inc., 5.25%, 4/1/2025	2,000,000	1,910,000
[g,h]	Barry Callebaut Services N.V., 5.50%, 6/15/2023	4,000,000	4,170,000
[g,h]	BRF S.A., 4.75%, 5/22/2024	4,650,000	4,231,500
[d]	General Mills, Inc., 3.346% (LIBOR 3 Month + 1.01%), 10/17/2023	3,500,000	3,526,446
	Kraft Heinz Foods Co., 4.00%, 6/15/2023	2,500,000	2,507,122
[h]	Lamb Weston Holdings, Inc., 4.625%, 11/1/2024	2,500,000	2,443,750
[h]	Pilgrim’s Pride Corp., 5.875%, 9/30/2027	3,000,000	2,835,000
	Tobacco — 0.5%
[d,h]	BAT Capital Corp., 2.909% (LIBOR 3 Month + 0.59%), 8/14/2020	2,500,000	2,508,852
[h]	Vector Group Ltd., 6.125%, 2/1/2025	4,200,000	3,885,000
			35,786,618
	Healthcare Equipment & Services — 2.6%
	Health Care Equipment & Supplies — 0.3%
[h]	Hologic, Inc., 4.375%, 10/15/2025	3,000,000	2,874,360
	Health Care Providers & Services — 2.3%
	Anthem, Inc.,
	2.50%, 11/21/2020	2,000,000	1,968,351
	3.35%, 12/1/2024	1,000,000	969,711
[h]	Centene Escrow I Corp. 5.375%, 6/1/2026	2,000,000	2,047,700
[d]	CVS Health Corp., 2.957% (LIBOR 3 Month + 0.63%), 3/9/2020	2,000,000	2,010,297
	DaVita, Inc.,
	5.00%, 5/1/2025	3,450,000	3,290,437
	5.125%, 7/15/2024	1,000,000	965,000
	HCA, Inc.,
	4.50%, 2/15/2027	1,475,000	1,443,656
	4.75%, 5/1/2023	1,735,000	1,765,363
	5.25%, 4/15/2025	1,520,000	1,567,500
	6.50%, 2/15/2020	2,000,000	2,081,000
	LifePoint Health, Inc., 5.375%, 5/1/2024	4,000,000	4,160,000
[h]	WellCare Health Plans, Inc. 5.375%, 8/15/2026	1,000,000	1,017,500
	WellCare Health Plans, Inc., 5.25%, 4/1/2025	3,000,000	3,048,750
			29,209,625
	Household & Personal Products — 1.7%
	Household Products — 0.8%
	Central Garden & Pet Co., 5.125%, 2/1/2028	3,500,000	3,325,000
[h]	Energizer Gamma Acquisition B.V. 4.625%, 7/15/2026	2,000,000	2,409,180
[h]	Energizer Gamma Acquisition, Inc., 6.375%, 7/15/2026	500,000	516,875
[h]	Prestige Brands, Inc., 6.375%, 3/1/2024	3,000,000	3,033,750
	Personal Products — 0.9%
	Edgewell Personal Care Co., 4.70%, 5/19/2021 - 5/24/2022	6,000,000	5,905,000
	First Quality Finance Co., Inc.,
[h]	4.625%, 5/15/2021	1,000,000	998,750
[h]	5.00%, 7/1/2025	3,000,000	2,805,000
			18,993,555
	Insurance — 3.8%
	Insurance — 3.8%
[h]	Athene Global Funding, 2.875%, 10/23/2018	4,725,000	4,725,898
[g,h,m]	DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,704,939
[g]	Enstar Group Ltd., 4.50%, 3/10/2022	2,000,000	2,008,768
[g,h]	Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	4,000,000	3,943,592
	Kemper Corp., 4.35%, 2/15/2025	2,148,000	2,110,245
[g,h]	Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	4,975,142
	Mercury General Corp., 4.40%, 3/15/2027	4,000,000	3,851,917
[d,h]	Metropolitan Life Global Funding, 2.73% (SOFR + 0.57%), 9/7/2020	1,940,000	1,944,025
[h,j]	National Life Insurance Co., 5.25% (LIBOR 3 Month + 3.31%), 7/19/2068	1,725,000	1,681,735
[d,h]	Protective Life Global Funding, 2.906% (LIBOR 3 Month + 0.52%), 6/28/2021	3,000,000	3,004,638
Annual Report  |  13

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
[h]	Reliance Standard Life Global Funding, 3.85%, 9/19/2023	$ 5,000,000	$ 4,985,577
[h]	Sammons Financial Group, Inc., 4.45%, 5/12/2027	2,000,000	1,918,159
	Willis North America, Inc. 4.50%, 9/15/2028	3,350,000	3,349,053
			43,203,688
	Materials — 4.0%
	Chemicals — 2.3%
	CF Industries, Inc. 7.125%, 5/1/2020	4,950,000	5,222,250
[d,h]	Chevron Phillips Chemical Co., LLC, 3.093% (LIBOR 3 Month + 0.75%), 5/1/2020	4,000,000	4,032,440
[d,g,h]	Consolidated Energy Finance S.A., 6.084% (LIBOR 3 Month + 3.75%), 6/15/2022	2,500,000	2,500,902
[g,h]	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	4,170,000	4,263,825
	NOVA Chemicals Corp.,
[g,h]	4.875%, 6/1/2024	1,500,000	1,444,125
[g,h]	5.25%, 6/1/2027	4,000,000	3,725,000
[g,h]	OCP S.A., 5.625%, 4/25/2024	4,710,000	4,835,050
	Containers & Packaging — 0.7%
	Ball Corp.,
	4.375%, 12/15/2020	2,000,000	2,025,000
	4.875%, 3/15/2026	1,500,000	1,495,515
	Graphic Packaging International, LLC, 4.125%, 8/15/2024	3,225,000	3,136,312
	Silgan Holdings, Inc., 4.75%, 3/15/2025	2,000,000	1,917,500
	Metals & Mining — 0.3%
[h]	International Wire Group, Inc., 10.75%, 8/1/2021	3,200,000	3,160,000
	Paper & Forest Products — 0.7%
[h]	Neenah, Inc., 5.25%, 5/15/2021	7,575,000	7,612,875
			45,370,794
	Media & Entertainment — 3.2%
	Hotels, Restaurants & Leisure — 0.3%
	Speedway Motorsports, Inc. 5.125%, 2/1/2023	3,000,000	2,996,250
	Interactive Media & Services — 0.3%
[g]	Baidu, Inc., 3.875%, 9/29/2023	3,800,000	3,758,200
	Media — 2.6%
[h]	Cable One, Inc., 5.75%, 6/15/2022	5,000,000	5,093,750
[h]	Cox Communications, Inc., 3.15%, 8/15/2024	1,950,000	1,845,367
	CSC Holdings, LLC,
[h]	5.375%, 2/1/2028	2,000,000	1,905,000
[h]	5.50%, 4/15/2027	1,825,000	1,770,250
	DISH DBS Corp., 5.125%, 5/1/2020	1,000,000	1,007,480
[i,k]	Mood Media Borrower, LLC / Mood Media Co-Issuer, Inc., 14.00%, 7/1/2024 PIK	2,164,586	2,132,117
[h]	Salem Media Group, Inc., 6.75%, 6/1/2024	3,000,000	2,670,000
[h]	Sirius XM Radio, Inc., 3.875%, 8/1/2022	5,000,000	4,918,150
[g,h]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	4,000,000	3,760,000
[g,h]	Virgin Media Secured Finance plc, 5.50%, 8/15/2026	4,000,000	3,950,000
			35,806,564
	Pharmaceuticals, Biotechnology & Life Sciences — 0.3%
	Pharmaceuticals — 0.3%
[a,b,c,l]	Atlas U.S. Royalty, LLC Participation Rights, 3/15/2027	5,450,000	0
	Bayer US Finance II, LLC,
[d,h]	3.003% (LIBOR 3 Month + 0.63%), 6/25/2021	500,000	501,942
[h]	4.25%, 12/15/2025	2,500,000	2,484,635
			2,986,577
	Real Estate — 0.8%
	Equity Real Estate Investment Trusts — 0.7%
	Crown Castle International Corp., 3.20%, 9/1/2024	2,000,000	1,900,538
	Hospitality Properties Trust, 4.95%, 2/15/2027	2,850,000	2,792,766
[h]	Iron Mountain, Inc., 5.25%, 3/15/2028	2,000,000	1,855,000
	Retail Opportunity Investments Partnership L.P. (Guaranty: Retail Opportunity Investments Corp.), 5.00%, 12/15/2023	1,500,000	1,492,631
	Real Estate Management & Development — 0.1%
[h]	Realogy Group, LLC / Realogy Co-Issuer Corp. 4.875%, 6/1/2023	965,000	903,481
14   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
			8,944,416
	Retailing — 0.6%
	Internet & Direct Marketing Retail — 0.3%
	Booking Holdings, Inc., 2.75%, 3/15/2023	$ 2,000,000	$ 1,916,514
	Zillow Group, Inc., 2.00%, 12/1/2021	1,000,000	1,081,250
	Multiline Retail — 0.3%
[d]	Dollar Tree, Inc., 3.036% (LIBOR 3 Month + 0.70%), 4/17/2020	4,000,000	4,006,080
			7,003,844
	Semiconductors & Semiconductor Equipment — 0.6%
	Semiconductors & Semiconductor Equipment — 0.6%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375%, 1/15/2020	1,000,000	988,267
	3.00%, 1/15/2022	1,000,000	974,260
	3.625%, 1/15/2024	1,000,000	971,589
[g,h]	Sensata Technologies B.V., 5.00%, 10/1/2025	3,530,000	3,521,175
			6,455,291
	Software & Services — 3.4%
	Information Technology Services — 1.0%
[h]	Alliance Data Systems Corp., 5.375%, 8/1/2022	4,190,000	4,221,425
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC),
	3.30%, 8/14/2020	1,975,000	1,975,410
	4.00%, 6/15/2025	1,590,000	1,594,431
[d]	Western Union Co., 3.11% (LIBOR 3 Month + 0.80%), 5/22/2019	3,500,000	3,507,311
	Software — 2.4%
	Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,338,692
	CDK Global, Inc., 5.875%, 6/15/2026	2,000,000	2,060,760
	Citrix Systems, Inc., 4.50%, 12/1/2027	3,000,000	2,890,960
	Dun & Bradstreet, Inc., 4.25%, 6/15/2020	5,360,000	5,401,443
[h]	Fair Isaac Corp. 5.25%, 5/15/2026	2,250,000	2,269,688
[h]	j2 Cloud Services, LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/2025	2,000,000	2,055,000
	MSCI, Inc.,
[h]	5.25%, 11/15/2024	2,625,000	2,688,000
[h]	5.75%, 8/15/2025	2,000,000	2,090,000
[g,h]	Open Text Corp., 5.875%, 6/1/2026	3,320,000	3,417,525
	VMware, Inc., 2.30%, 8/21/2020	2,000,000	1,960,617
			38,471,262
	Technology Hardware & Equipment — 3.2%
	Communications Equipment — 1.4%
	Anixter, Inc. (Guaranty: Anixter International, Inc.), 5.125%, 10/1/2021	6,395,000	6,506,912
[n]	Motorola Solutions, Inc., 4.60%, 2/23/2028	5,370,000	5,250,334
[g]	Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	3,490,000	3,467,919
	Electronic Equipment, Instruments & Components — 1.1%
	Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	1,921,972
	Tech Data Corp., 4.95%, 2/15/2027	4,000,000	3,899,944
	Trimble, Inc., 4.75%, 12/1/2024	6,525,000	6,607,074
	Office Electronics — 0.7%
	CDW, LLC / CDW Finance Corp., 5.00%, 9/1/2025	2,000,000	1,989,500
	Lexmark International, Inc., 7.125%, 3/15/2020	1,797,000	1,642,009
	Pitney Bowes, Inc.,
	4.375%, 5/15/2022	1,000,000	926,250
	4.70%, 4/1/2023	4,000,000	3,658,840
			35,870,754
	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 2.1%
	AT&T, Inc., 3.90%, 3/11/2024	2,395,000	2,380,631
[g,h]	Deutsche Telekom International Finance B.V., 4.375%, 6/21/2028	4,000,000	3,987,695
[g,h]	Digicel Ltd., 6.00%, 4/15/2021	5,750,000	5,333,125
	Qwest Corp., 6.75%, 12/1/2021	3,700,000	3,948,811
Annual Report  |  15

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
[h]	Unison Ground Lease Funding, LLC, 5.78%, 3/15/2043	$ 1,920,000	$ 1,910,712
[g,h]	Videotron Ltd., 5.375%, 6/15/2024	6,000,000	6,165,000
	Wireless Telecommunication Services — 1.9%
	America Movil SAB de C.V., 6.45%, 12/5/2022	120,000,000	5,877,589
[g,h]	Millicom International Cellular SA 5.125%, 1/15/2028	2,500,000	2,300,000
[g,h]	MTN Mauritius Investment Ltd., 4.755%, 11/11/2024	4,125,000	3,730,774
[g,h]	SK Telecom Co. Ltd., 3.75%, 4/16/2023	3,000,000	2,970,873
	WCP Issuer, LLC,
[f]	6.657%, 8/15/2043	386,000	414,062
[f]	7.143%, 8/15/2043	6,000,000	6,479,400
			45,498,672
	Transportation — 2.1%
	Airlines — 1.8%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95%, 7/15/2024	1,999,196	2,048,456
[h]	Series 2013-2 Class B, 5.60%, 1/15/2022	9,574,353	9,741,904
	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.798%, 10/1/2022	2,553,421	2,687,475
[g,h]	Guanay Finance Ltd., 6.00%, 12/15/2020	2,910,661	2,917,938
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25%, 10/22/2024	1,096,173	1,170,164
	Series 2012-1 Class A, 5.90%, 4/1/2026	1,382,666	1,479,453
	US Airways Pass Through Trust, (MBIA Insurance Corp), Series 2001-1G, 7.076%, 9/20/2022	484,915	513,404
	Diversified Consumer Services — 0.1%
[h]	Laureate Education, Inc., 8.25%, 5/1/2025	1,080,000	1,156,496
	Hotels, Restaurants & Leisure — 0.2%
[g,h]	Sands China Ltd., 5.125%, 8/8/2025	2,000,000	1,995,502
			23,710,792
	Utilities — 4.3%
	Electric Utilities — 3.9%
	Avangrid, Inc., 3.15%, 12/1/2024	3,000,000	2,859,682
[h]	Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,093,910
[g,h]	Electricite de France S.A., 4.60%, 1/27/2020	4,000,000	4,074,720
[g,h]	Enel Finance International N.V., 4.625%, 9/14/2025	5,500,000	5,382,837
	Entergy Texas, Inc., 3.45%, 12/1/2027	3,000,000	2,851,692
	Interstate Power & Light Co., 4.10%, 9/26/2028	2,000,000	2,011,667
[h]	Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,965,000	3,974,720
[h]	Midland Cogeneration Venture L.P., 6.00%, 3/15/2025	1,279,808	1,266,906
	PNM Resources, Inc., 3.25%, 3/9/2021	2,835,000	2,808,673
	Puget Energy, Inc.,
	5.625%, 7/15/2022	2,500,000	2,645,157
	6.50%, 12/15/2020	2,000,000	2,118,976
[d]	Sempra Energy, 2.589% (LIBOR 3 Month + 0.25%), 7/15/2019	3,000,000	3,001,363
	South Carolina Electric & Gas Co., 3.50%, 8/15/2021	1,490,000	1,490,661
	Southern Co., 3.25%, 7/1/2026	3,500,000	3,264,282
[g,h]	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75%, 5/7/2019	4,000,000	3,986,832
	Gas Utilities — 0.4%
	NGL Energy Partners L.P. / NGL Energy Finance Corp., 6.875%, 10/15/2021	3,000,000	3,056,100
[g,h]	Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/2023	2,000,000	2,030,000
			48,918,178
	Total Corporate Bonds (Cost $696,705,210)		678,890,371
	Convertible Bonds — 1.5%
	Diversified Financials — 0.4%
	Consumer Finance — 0.4%
	EZCORP, Inc., 2.125%, 6/15/2019	4,784,000	4,728,625
			4,728,625
	Food, Beverage & Tobacco — 0.2%
16   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Tobacco — 0.2%
[i]	Vector Group Ltd., 1.75%, 4/15/2020	$ 2,260,000	$ 2,352,674
			2,352,674
	Media & Entertainment — 0.9%
	Media — 0.9%
[a]	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00%, 10/15/2029	18,000,000	9,762,588
			9,762,588
	Total Convertible Bonds (Cost $16,324,710)		16,843,887
	Municipal Bonds — 0.6%
	California Health Facilities Financing Authority, 7.875%, 2/1/2026	1,940,000	2,110,332
	City of Chicago IL GO, Series B, 7.045%, 1/1/2029	3,000,000	3,205,020
[a]	Oklahoma Development Finance Authority, 8.00%, 5/1/2020	340,000	342,985
	San Bernardino County Redevelopment Agency Successor Agency, 8.45%, 9/1/2030	1,000,000	1,073,020
	Total Municipal Bonds (Cost $6,249,607)		6,731,357
	Other Government — 0.2%
[d,g,h]	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.542% (LIBOR 6 Month + 1.00%), 9/11/2019	2,200,000	2,192,693
	Total Other Government (Cost $2,196,114)		2,192,693
	Mortgage Backed — 1.0%
[i,o]	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series KIR1 Class X, 1.221%, 3/25/2026	36,716,130	2,370,503
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[p]	Series 2017-4 Class HT, 2.50%, 6/25/2057	1,800,683	1,723,286
	Series 2018-3 Class HA, 3.00%, 8/25/2057	3,921,867	3,774,000
	Federal Home Loan Mtg Corp., Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	706,349	701,832
	Federal National Mtg Assoc. CMO REMIC, Series 1994-37 Class L, 6.50%, 3/25/2024	1,442	1,518
	Federal National Mtg Assoc., Pool AS9733, 4.00%, 6/1/2047	2,719,979	2,771,297
[b,f]	Reilly 1997 A Mtg 1, 6.896%, 7/1/2020	104,670	104,670
	Total Mortgage Backed (Cost $11,641,444)		11,447,106
	Loan Participations — 4.0%
	Commercial & Professional Services — 0.6%
	Professional Services — 0.6%
[q]	Harland Clarke Holdings Corp., 7.136% (LIBOR 3 Month + 4.75%), 11/3/2023	3,669,221	3,517,866
	RGIS Services, LLC,
[q]	9.742% (LIBOR 1 Month + 7.50%), 3/31/2023	2,436,176	2,276,801
[q]	10.001% (LIBOR 6 Month + 7.50%), 3/31/2023	781,238	730,130
			6,524,797
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[q]	Hanjin International Corp., 4.833% (LIBOR 3 Month + 2.50%), 10/18/2020	3,500,000	3,495,625
			3,495,625
	Diversified Financials — 0.3%
	Diversified Financial Services — 0.3%
[g,q]	Stena International Sarl, 5.39% (LIBOR 3 Month + 3.00%), 3/3/2021	3,138,767	3,052,451
			3,052,451
	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
[q]	Citgo Petroleum Corp., 5.837% (LIBOR 3 Month + 3.50%), 7/29/2021	4,476,744	4,476,744
[b,k]	Malamute Energy, Inc., 1.50%, 11/22/2022	14,700	14,700
[q]	McDermott Technology Americas, Inc., 7.242% (LIBOR 1 Month + 5.00%), 5/10/2025	1,990,000	2,016,945
			6,508,389
	Healthcare Equipment & Services — 0.3%
Annual Report  |  17

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Health Care Providers & Services — 0.3%
[q]	Prospect Medical Holdings, Inc., 7.625% (LIBOR 1 Month + 5.50%), 2/22/2024	$ 3,626,277	$ 3,671,606
			3,671,606
	Household & Personal Products — 0.2%
	Household Products — 0.2%
[q]	Energizer Holdings, Inc., 4.125% (LIBOR 1 Month + 2.00%), 6/30/2022	2,461,929	2,470,127
			2,470,127
	Materials — 0.2%
	Containers & Packaging — 0.2%
[q]	Crown Americas, LLC 4.163% (LIBOR 1 Week + 2.00%), 4/3/2025	1,496,250	1,502,923
[q]	Crown Americas, LLC, 2.375% (EURIBOR + 2.37%), 4/3/2025	997,500	1,162,167
			2,665,090
	Media & Entertainment — 0.7%
	Media — 0.7%
[q]	ABG Intermediate Holdings 2, LLC, 9.992% (LIBOR 1 Month + 7.75%), 9/29/2025	3,000,000	3,007,500
[q]	Lamar Media Corp., 3.938% (LIBOR 1 Month + 1.75%), 3/14/2025	4,975,000	4,993,656
			8,001,156
	Retailing — 0.1%
	Specialty Retail — 0.1%
	Office Depot, Inc.,
[q]	9.148% (LIBOR 1 Month + 7.00%), 11/8/2022	1,350,000	1,383,750
[q]	9.334% (LIBOR 3 Month + 7.00%), 11/8/2022	37,500	38,437
			1,422,187
	Software & Services — 0.2%
	Information Technology Services — 0.1%
[q]	Cypress Intermediate Holdings III, Inc., 8.992% (LIBOR 1 Month + 6.75%), 4/27/2025	1,000,000	1,005,630
[q]	NeuStar, Inc. 4.742% (LIBOR 1 Month + 2.50%), 1/8/2020	479,157	479,459
	Internet Software & Services — 0.1%
[q]	CareerBuilder, LLC, 9.136% (LIBOR 3 Month + 6.75%), 7/31/2023	1,170,798	1,170,798
			2,655,887
	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
[q]	Colorado Buyer, Inc., 9.36% (LIBOR 1 Month + 7.25%), 5/1/2025	3,000,000	2,997,510
[g,q]	Intelsat Jackson Holdings S.A., 6.73% (LIBOR 1 Month + 4.50%), 1/2/2024	2,000,000	2,098,760
			5,096,270
	Transportation — 0.0%
	Airlines — 0.0%
[b,c,f,l]	OS Two, LLC,, 12/15/2020	654,564	233,679
			233,679
	Total Loan Participations (Cost $45,946,198)		45,797,264
	Short-Term Investments — 12.3%
[r]	Thornburg Capital Management Fund	13,916,473	139,164,733
	Total Short-Term Investments (Cost $139,164,733)		139,164,733
	Total Investments — 99.4% (Cost $1,145,438,348)		$1,125,357,043
	Other Assets Less Liabilities — 0.6%		6,800,846
	Net Assets — 100.0%		$1,132,157,889
18   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2018
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	1,442,300	1/22/2019	1,690,958	$ 6,485	$ —
Euro	SSB	Sell	1,409,900	1/22/2019	1,652,972	12,213	—

Total						$ 18,698	—

Net unrealized appreciation/depreciation						$ 18,698

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Illiquid Security.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $14,441,071, representing 1.28% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Centaur Funding Corp., 9.08%, 4/21/2020	1/22/2014	$ 2,908,487	$ 2,570,400	0.2%
Citicorp Lease Pass-Through Trust 1999-1, 8.04%, 12/15/2019	12/31/2008	182,003	196,023	0.0
Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	8/08/2014	1,062,182	44,081	0.0
WCP Issuer, LLC, 6.657%, 8/15/2043	6/23/2016	356,961	414,062	0.0
WCP Issuer, LLC, 7.143%, 8/15/2043	8/01/2013	6,000,000	6,479,400	0.6
Fairway Outdoor Funding, LLC, 8.835%, 10/15/2042	10/19/2012	3,000,000	3,024,043	0.3
JPR Royalty Sub, LLC, 14.00%, 9/01/2020	3/01/2011	2,000,000	1,000,000	0.1
Northwind Holdings, LLC, 3.096%, 12/01/2037	1/29/2010	341,444	374,713	0.0
OS Two, LLC, 0.000%, 12/15/2020	12/04/2015	438,169	233,679	0.0
Reilly 1997 A Mtg 1, 6.896%, 7/01/2020	3/07/2013	105,596	104,670	0.0

g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $533,910,206, representing 47.16% of the Fund’s net assets.
i	Variable rate coupon, rate in effect at September 30, 2018.
j	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
k	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2018.
l	Bond in default.
m	Segregated as collateral for a when-issued security.
n	When-issued security.
o	Interest only security.
p	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2018.
q	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2018.
r	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank
GO	General Obligation
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
Annual Report  |  19

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
SPV	Special Purpose Vehicle
VA	Veterans Affairs

See notes to financial statements.
20   |  Annual Report

This page intentionally left blank.
Annual Report  |  21

Statement of Assets and Liabilities
Thornburg Strategic Income Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,006,273,615)	$ 986,192,310
Non-controlled affiliated issuer (cost $139,164,733)	139,164,733
Cash	430,614
Receivable for investments sold	2,903
Receivable for fund shares sold	3,206,728
Unrealized appreciation on forward currency contracts (Note 7)	18,698
Dividends receivable	419,402
Dividend and interest reclaim receivable	4,543
Interest receivable	9,964,394
Prepaid expenses and other assets	55,573
Total Assets	1,139,459,898
Liabilities
Payable for investments purchased	3,873,477
Payable for fund shares redeemed	1,911,036
Payable to investment advisor and other affiliates (Note 4)	679,882
Accounts payable and accrued expenses	380,524
Dividends payable	457,090
Total Liabilities	7,302,009
Net Assets	$ 1,132,157,889
NET ASSETS CONSIST OF
Accumulated loss	$ (49,163,051)
Net capital paid in on shares of beneficial interest	1,181,320,940
$ 1,132,157,889
22   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($198,320,232 applicable to 17,029,442 shares of beneficial interest outstanding - Note 5)	$ 11.65
Maximum sales charge, 4.50% of offering price	0.55
Maximum offering price per share	$ 12.20
Class C Shares:
Net asset value and offering price per share* ($150,363,611 applicable to 12,932,635 shares of beneficial interest outstanding - Note 5)	$ 11.63
Class I Shares:
Net asset value, offering and redemption price per share ($762,238,843 applicable to 65,609,309 shares of beneficial interest outstanding - Note 5)	$ 11.62
Class R3 Shares:
Net asset value, offering and redemption price per share ($1,968,193 applicable to 169,107 shares of beneficial interest outstanding - Note 5)	$ 11.64
Class R4 Shares:
Net asset value, offering and redemption price per share ($2,181,791 applicable to 187,540 shares of beneficial interest outstanding - Note 5)	$ 11.63
Class R5 Shares:
Net asset value, offering and redemption price per share ($7,406,449 applicable to 637,388 shares of beneficial interest outstanding - Note 5)	$ 11.62
Class R6 Shares:
Net asset value, offering and redemption price per share ($9,678,770 applicable to 830,477 shares of beneficial interest outstanding - Note 5)	$ 11.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  23

Statement of Operations
Thornburg Strategic Income Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $13,147)	$ 1,478,595
Non-controlled affiliated issuer	2,226,956
Interest income (net of premium amortized of $1,429,330)	45,574,996
Total Income	49,280,547
EXPENSES
Investment advisory fees (Note 4)	7,718,065
Administration fees (Note 4)
Class A Shares	211,198
Class C Shares	180,051
Class I Shares	499,245
Class R3 Shares	2,334
Class R4 Shares	2,536
Class R5 Shares	5,271
Class R6 Shares	4,357
Distribution and service fees (Note 4)
Class A Shares	534,781
Class C Shares	1,820,229
Class R3 Shares	11,779
Class R4 Shares	6,394
Transfer agent fees
Class A Shares	224,026
Class C Shares	195,500
Class I Shares	584,816
Class R3 Shares	13,056
Class R4 Shares	12,540
Class R5 Shares	14,032
Class R6 Shares	1,039
Registration and filing fees
Class A Shares	16,005
Class C Shares	14,740
Class I Shares	27,871
Class R3 Shares	13,181
Class R4 Shares	14,130
Class R5 Shares	13,282
Class R6 Shares	14,148
Custodian fees (Note 2)	146,684
Professional fees	84,954
Trustee and officer fees (Note 4)	58,296
Accounting fees (Note 4)	7,198
Other expenses	134,491
Total Expenses	12,586,229
Less:
Expenses reimbursed by investment advisor (Note 4)	(882,722)
Investment advisory fees waived by investment advisor (Note 4)	(1,243,613)
Net Expenses	10,459,894
Net Investment Income	$ 38,820,653
24   |  Annual Report

Statement of Operations, Continued
Thornburg Strategic Income Fund  |  Year Ended September 30, 2018
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 4,429,162
Forward currency contracts (Note 7)	136,837
Foreign currency transactions	(93,071)
4,472,928
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(27,406,062)
Forward currency contracts (Note 7)	28,765
Foreign currency translations	1,184
(27,376,113)
Net Realized and Unrealized Loss	(22,903,185)
Net Increase in Net Assets Resulting from Operations	$ 15,917,468
See notes to financial statements.
Annual Report  |  25

Statements of Changes in Net Assets
Thornburg Strategic Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 38,820,653	$ 38,738,362
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	4,472,928	(8,083,486)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(27,376,113)	25,868,234
Net Increase in Net Assets Resulting from Operations	15,917,468	56,523,110
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	(6,046,721)	(7,693,979)
Class C Shares	(3,851,817)	(5,690,905)
Class I Shares	(22,085,177)	(19,277,454)
Class R3 Shares	(63,112)	(85,292)
Class R4 Shares	(68,696)	(85,574)
Class R5 Shares	(233,736)	(208,615)
Class R6 Shares	(174,873)	(5)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(31,322,121)	(55,984,696)
Class C Shares	(51,986,964)	(72,453,957)
Class I Shares	151,633,298	127,943,899
Class R3 Shares	(661,921)	(215,525)
Class R4 Shares	(548,403)	(504,525)
Class R5 Shares	1,226,187	(1,030,788)
Class R6 Shares*	9,728,794	255
Net Increase in Net Assets	61,462,206	21,235,949
NET ASSETS
Beginning of Year	1,070,695,683	1,049,459,734
End of Year	$ 1,132,157,889	$ 1,070,695,683

*	Class R6 Shares commenced operations on April 10, 2017.
See notes to financial statements.
26  |  Annual Report

Notes to Financial Statements
Thornburg Strategic Income Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Annual Report  |  27

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at September 30, 2018, $14,700 of the $42,757 par commitment had been funded. The maturity date is December 31, 2018.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
28  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
Cost of investments for tax purposes	$ 1,145,141,247
Gross unrealized appreciation on a tax basis	8,051,895
Gross unrealized depreciation on a tax basis	(27,817,401)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ (19,765,506)
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from outstanding contingent payment debt instrument (“CPDI”) tax basis adjustments, marked-to-market of foreign currency contracts, and outstanding tax basis adjustments for publicly traded partnerships ("PTP").
At September 30, 2018, the Fund had deferred tax basis late-year ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,387,247. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $28,442,811 (of which $0 are short-term and $28,442,811 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
During the year ended September 30, 2018, the Fund utilized $4,979,904 of capital loss carryforwards generated after September 30, 2011.
In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $1,871,807, increased accumulated net realized gain (loss) by $1,871,802, and increase net capital paid in on beneficial interest by $5. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), mortgage-backed securities (“MBS”) losses, and investments in publicly traded partnerships ("PTPs") and real estate investment trusts ("REITs"), and 305(c) adjustments due to maturity.
At September 30, 2018, the Fund had $885,838 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 32,524,132	$ 33,041,824
Total	$ 32,524,132	$ 33,041,824
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation
Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
30   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 8,893	$ —	$ —	$ 8,893
Preferred Stock(a)	16,829,323	642,546	16,186,777	—
Asset Backed Securities	207,451,416	—	202,907,441	4,543,975
Corporate Bonds	678,890,371	—	678,846,290	44,081
Convertible Bonds	16,843,887	—	16,843,887	—
Municipal Bonds	6,731,357	—	6,731,357	—
Other Government	2,192,693	—	2,192,693	—
Mortgage Backed	11,447,106	—	11,342,436	104,670
Loan Participations	45,797,264	—	45,548,885	248,379
Short Term Investment	139,164,733	139,164,733	—	—
Total Investments in Securities	$ 1,125,357,043	$ 139,807,279	$ 980,599,766	$ 4,949,998(b)
Other Financial Instruments**
Forward Currency Contracts	$ 18,698	$ —	$ 18,698	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2018, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $9,345,000 in Banks, $8,893 in Energy, $1,145,000 in Miscellaneous, and $2,570,400 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2018.
Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
	FAIR VALUE AT September 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 8,893	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$10.50/(N/A)
Asset-Backed Securities	2,555,996	Discounted cash flows	Third Party Vendor Discounted cash flows	3.0%-5.9%/(3.5%)
	1,987,979	Recent Trade	Trade Price	$99.40/(N/A)
Corporate Bond	44,081	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$4.15/(N/A)
Mortgage Backed	104,670	Unadjusted Broker Quote	Unadjusted Broker Quote	$100.00/(N/A)
Loan Participations	233,679	Discounted cash flows	Third Party Vendor Discounted cash flows	30.0%/(N/A)
	14,700	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$100.00/(N/A)
Total	$4,949,998
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the year ended September 30, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018 is as follows:
	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	MORTGAGE BACKED	LOAN PARTICIPATIONS	TOTAL (e)
Beginning Balance 9/30/2017	$ 8,893	$ 2,543,121	$ 7,008,072	$ 2,045,660	$ 188,343	$ 545,640	$ 12,339,729
Accrued Discounts (Premiums)	–	–	3,013	–	(645)	–	2,368
Net Realized Gain (Loss)(a)	–	–	32,607	–	(969)	–	31,638
Gross Purchases	–	–	5,487,978	–	–	221	5,488,199
Gross Sales	–	–	(3,944,263)	(38,054)	(83,673)	(18,644)	(6,694,131)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	66,376	(23,432)	36,475	1,614	(278,838)	(197,805)
Transfers into Level 3(d)	–	–	–	–	–	–	–
Transfers out of Level 3(d)	–	(2,609,497)	(4,020,000)	(2,000,000)	–	–	(6,020,000)
Ending Balance 9/30/2018	$ 8,893	$ –	$ 4,543,975	$ 44,081	$ 104,670	$ 248,379	$ 4,949,998

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2018, which were valued using significant unobservable inputs, was $(183,462). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the year ended September 30, 2018.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.44% of total net assets at the year ended September 30, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
32   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500
The Fund’s effective management fee for the year ended September 30, 2018 was 0.705% of the Fund’s average daily net assets (before applicable management fee waiver of $1,243,613).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $19,773 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,388 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the
Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually waived Fund level investment advisory fees of $1,243,613. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $838 for Class A shares, $82,495 for Class C shares, $706,809 for Class I shares, $25,756 for Class R3 shares, $19,767 for Class R4 shares, $28,381 for Class R5 shares, and $18,676 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.21%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$119,020,538	$342,448,875	$(322,304,680)	$-	$-	$139,164,733	$2,226,956
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,743,553	$ 43,800,920	4,853,150	$ 56,589,297
Shares issued to shareholders in reinvestment of dividends	476,454	5,580,759	608,305	7,110,704
Shares repurchased	(6,889,844)	(80,703,800)	(10,269,851)	(119,684,697)
Net decrease	(2,669,837)	$ (31,322,121)	(4,808,396)	$ (55,984,696)
Class C Shares
Shares sold	1,374,316	$ 16,093,680	1,477,872	$ 17,155,384
Shares issued to shareholders in reinvestment of dividends	298,369	3,489,800	431,435	5,035,580
Shares repurchased	(6,126,306)	(71,570,444)	(8,139,965)	(94,644,921)
Net decrease	(4,453,621)	$ (51,986,964)	(6,230,658)	$ (72,453,957)
Class I Shares
Shares sold	28,836,011	$ 336,883,252	23,950,880	$ 278,540,691
Shares issued to shareholders in reinvestment of dividends	1,562,832	18,254,037	1,399,591	16,342,095
Shares repurchased	(17,411,738)	(203,503,991)	(14,342,119)	(166,938,887)
Net increase	12,987,105	$ 151,633,298	11,008,352	$ 127,943,899
34   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	77,122	$ 906,267	70,158	$ 814,706
Shares issued to shareholders in reinvestment of dividends	2,313	27,086	3,015	35,213
Shares repurchased	(135,984)	(1,595,274)	(91,558)	(1,065,444)
Net decrease	(56,549)	$ (661,921)	(18,385)	$ (215,525)
Class R4 Shares
Shares sold	40,422	$ 475,669	73,696	$ 851,251
Shares issued to shareholders in reinvestment of dividends	4,590	53,698	5,060	59,147
Shares repurchased	(92,068)	(1,077,770)	(122,542)	(1,414,923)
Net decrease	(47,056)	$ (548,403)	(43,786)	$ (504,525)
Class R5 Shares
Shares sold	413,985	$ 4,848,911	247,053	$ 2,875,564
Shares issued to shareholders in reinvestment of dividends	18,076	211,166	15,463	180,494
Shares repurchased	(327,434)	(3,833,890)	(353,105)	(4,086,846)
Net increase (decrease)	104,627	$ 1,226,187	(90,589)	$ (1,030,788)
Class R6 Shares*
Shares sold	859,057	$ 10,062,046	22	$ 250
Shares issued to shareholders in reinvestment of dividends	7,722	90,009	-	5
Shares repurchased	(36,324)	(423,261)	-	-
Net increase	830,455	$ 9,728,794	22	$ 255

*	The effective date of this class of shares was April 10, 2017.
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $485,406,119 and $286,631,336, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2018 was $2,680,665.
Annual Report  |  35

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2018 is disclosed in the following table:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 18,698
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2018 is $18,698, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2018 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 136,837	$ 136,837
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 28,765	$ 28,765
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The
36   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2018
SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (7,693,979)
Class C Shares	(5,690,905)
Class I Shares	(19,277,454)
Class R3 Shares	(85,292)
Class R4 Shares	(85,574)
Class R5 Shares	(208,615)
Class R6 Shares*	(5)
* Class R6 Shares commenced operations on April 10, 2017.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, high yield risk, market and economic risk, risk affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, structured products risk, derivatives risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  37

Financial Highlights
Thornburg Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2018 (b)	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	(0.33)	$ 11.65
2017 (b)	$ 11.56	0.42	0.20	0.62	(0.36)	—	(0.36)	$ 11.82
2016 (b)	$ 11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$ 11.56
2015 (b)	$ 12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$ 11.22
2014 (b)	$ 12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$ 12.18
CLASS C SHARES
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	(0.25)	$ 11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	(0.28)	$ 11.81
2016	$ 11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$ 11.55
2015	$ 12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$ 11.20
2014	$ 12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$ 12.17
CLASS I SHARES
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$ 11.54
2015	$ 12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$ 11.19
2014	$ 12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$ 12.16
CLASS R3 SHARES
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	(0.31)	$ 11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$ 11.55
2015	$ 12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
2014	$ 12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$ 12.18
CLASS R4 SHARES
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	(0.32)	$ 11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$ 11.56
2015	$ 12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
2014 (c)	$ 12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$ 12.18
CLASS R5 SHARES
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$ 11.54
2015	$ 12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$ 11.19
2014	$ 12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$ 12.15
CLASS R6 SHARES
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	(0.39)	$ 11.65
2017 (f)	$ 11.63	0.33	0.13	0.46	(0.24)	—	(0.24)	$ 11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2014.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was April 10, 2017.
(g)	Net Assets at End of Year was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
38  |  Annual Report

Financial Highlights, Continued
Thornburg Strategic Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

3.41	1.09	1.09	1.21	1.39	29.90	$ 198,320
3.61	1.17	1.17	1.25	5.41	44.74	$ 232,938
4.12	1.24	1.24	1.24	6.70	29.48	$ 283,398
4.04	1.23	1.23	1.23	(2.97)	38.40	$ 338,387
4.30	1.22	1.22	1.24	6.79	51.20	$ 392,604

2.70	1.80	1.80	1.96	0.59	29.90	$ 150,364
2.98	1.80	1.80	1.99	4.76	44.74	$ 205,253
3.56	1.80	1.80	1.99	6.20	29.48	$ 272,691
3.47	1.80	1.80	1.97	(3.61)	38.40	$ 306,085
3.73	1.80	1.80	1.98	6.27	51.20	$ 348,334

3.81	0.69	0.69	0.91	1.71	29.90	$ 762,239
4.02	0.75	0.75	0.92	5.85	44.74	$ 620,780
4.45	0.91	0.91	0.91	7.15	29.48	$ 480,143
4.38	0.89	0.89	0.89	(2.73)	38.40	$ 531,849
4.60	0.90	0.90	0.90	7.15	51.20	$ 552,182

3.24	1.25	1.25	2.46	1.16	29.90	$ 1,968
3.65	1.12	1.12	2.58	5.49	44.74	$ 2,667
4.07	1.25	1.25	3.09	6.69	29.48	$ 2,819
3.98	1.25	1.25	2.70	(3.07)	38.40	$ 1,430
4.10	1.25	1.25	3.10	6.76	51.20	$ 3,049

3.25	1.25	1.25	2.14	1.08	29.90	$ 2,182
3.52	1.25	1.25	2.30	5.35	44.74	$ 2,772
4.10	1.25	1.25	2.50	6.79	29.48	$ 3,218
4.15	1.25	1.25	2.64	(3.07)	38.40	$ 2,106
4.25 (d)	1.25 (d)	1.25 (d)	60.66 (d)(e)	4.29	51.20	$ 16

3.82	0.69	0.69	1.20	1.71	29.90	$ 7,406
4.03	0.74	0.74	1.36	5.84	44.74	$ 6,286
4.34	0.99	0.99	1.37	7.07	29.48	$ 7,191
4.33	0.99	0.99	1.55	(2.75)	38.40	$ 6,399
4.51	0.99	0.99	2.11	7.05	51.20	$ 2,565

3.91	0.65	0.65	1.13	1.66	29.90	$ 9,679
5.83 (d)	0.00 (d)	0.00 (d)	200.66 (d)(e)	3.99	44.74	$ — (g)
Annual Report  |  39

Report of Independent Registered Public Accounting Firm
Thornburg Strategic Income Fund
To the Trustees and Shareholders of the
Thornburg Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Strategic Income Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent, agent banks, and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
40   |  Annual Report

Expense Example
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,011.53	$5.40
Hypothetical*	$1,000.00	$1,019.70	$5.42
CLASS C SHARES
Actual	$1,000.00	$1,007.84	$9.06
Hypothetical*	$1,000.00	$1,016.04	$9.10
CLASS I SHARES
Actual	$1,000.00	$1,012.59	$3.48
Hypothetical*	$1,000.00	$1,021.61	$3.50
CLASS R3 SHARES
Actual	$1,000.00	$1,009.77	$6.30
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R4 SHARES
Actual	$1,000.00	$1,009.77	$6.30
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R5 SHARES
Actual	$1,000.00	$1,012.59	$3.48
Hypothetical*	$1,000.00	$1,021.61	$3.50
CLASS R6 SHARES
Actual	$1,000.00	$1,012.79	$3.28
Hypothetical*	$1,000.00	$1,021.81	$3.29

†	Expenses are equal to the annualized expense ratio for each class (A: 1.07%; C: 1.80%; I: 0.69%; R3: 1.25%; R4: 1.25%; R5: 0.69%; R6: 0.65%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  41

Trustees and Officers
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
42   |  Annual Report

Trustees and Officers, Continued
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  43

Trustees and Officers, Continued
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
44   |  Annual Report

Other Information
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Thornburg Strategic Income Fund of $32,524,132 are being reported as ordinary investment income for federal income tax purposes.
For the tax year ended September 30, 2018, the Thornburg Strategic Income Fund is reporting 3.02% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 2.20% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  45

Other Information, Continued
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the ten calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index and blended performance benchmark; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index and blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
46   |  Annual Report

Other Information, Continued
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund after a contractual waiver by the Advisor was higher than the median and average levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee after waivers was comparable to the median levels of the two peer groups considered, and that the total expense levels for two share classes after waivers and reimbursements were comparable to the medians of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and
Annual Report  |  47

Other Information, Continued
Thornburg Strategic Income Fund  |  September 30, 2018 (Unaudited)
expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
48   |  Annual Report

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  49

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
50   |  Annual Report

This page intentionally left blank.
Annual Report  |  51

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1784

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Value Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
For the fiscal year ended September 30, 2018, Thornburg Value Fund returned 12.00% (Class I shares), trailing its benchmark, the S&P 500 Index, which returned 17.91%. Relative underperformance was driven by sector allocation and stock selection. Additionally, a modest cash position that averaged approximately 7% over the fiscal year proved to be a substantial headwind to relative performance, given the fully-invested index’s performance in a strong upmarket.
Our underweight to information technology was the most meaningful detractor from an allocation perspective. Our valuation discipline led us to sell several high-flyers at price targets, yet multiples continued to expand in a momentum-driven market. To illustrate information technology and momentum’s leadership during the fiscal year, our position in Apple averaged approximately 60% of the stock’s weight in the index. We felt comfortable with our position size due to our estimation of risk vs. reward in the context of capital allocation across opportunities. The result of that underweight was a 0.43% detraction to relative performance—a sizeable drag from a stock that still performed well enough to be one of the year’s top Fund contributors!
Additionally, consumer discretionary and health care were challenging sectors for the portfolio, as a few positions had an outsized impact on performance. To be sure, not every position in a portfolio pans out. Yet in aggregate, our bottom-up, fundamental analysis of all portfolio names has, over the long run, served us well in terms of both relative and absolute returns.
Our stock selection was best within consumer staples, with food service businesses leading the way. Several relatively small positions in the materials sector also made meaningful contributions. Lastly, financials were a positive contributor to the portfolio as we generally held businesses that could shine in a rising-rate environment.
Top Contributors:
Thermo Fisher Scientific: As a leading supplier of research products and services, Thermo Fisher is well positioned to capitalize on the secular growth in research. The stock responded to strong revenues and continued margin improvement.
Warrior Met Coal: Strong commodity pricing for hard coking coal provided significant cash flow upside for this company. A large cash return to shareholders also aided total return.
Apple: Shares have performed well, thanks to the market’s optimism for its latest iPhone models. Further, Apple demonstrated strong revenue and profit trends in its ancillary operating segments of software solutions and device accessories, providing increased diversification and incremental growth to Apple’s financial model.
O’Reilly Automotive: Auto parts retailers broadly rebounded from cyclical lows in same store sales. O’Reilly’s same store sales have continued to outpace peers on the back of a best-in-class distribution network. The stock has responded by re-rating to the upside on higher earnings estimates.
Nomad Foods: Nomad Foods continues to execute and enhance its top-tier status in European frozen food. It is gaining organic market share, increasing margins, and executing on tuck-in acquisitions in its core frozen-foods markets.
Detractors:
Casa Systems: The telecom equipment provider’s earnings miss caused a downward revision in expectations for the remainder of the year, and the stock pulled back toward IPO pricing after running higher in its initial months as a public company.
Akorn: Following an announced acquisition and subsequent reversal by Fresenius, niche pharmaceutical Akorn lost a court case in which it had attempted to ensure completion of the deal. As a result, the stock came under pressure, giving back its deal premium and more. We recently exited the position.
Alkermes: The shares of this pharmaceutical were also volatile as the company worked toward the approval of a new treatment for major depressive disorder. We don’t believe the promise of this drug is priced into the stock at its current valuation. We see much greater upside optionality and expect that, either way, focus could return to its approved drugs over time.
General Electric: GE performed poorly as its power division profits declined meaningfully. It was forced to cut its dividend, which, along with the deteriorating profitability mentioned above and an account restatement, had a significant impact on the stock. We eliminated the position in early calendar year 2018.
ADT: We like the long-term secular growth trend in household security monitoring in the U.S. However, the stock came under pressure post-IPO on high short interest and fears that the business will be pressured by competitive offerings.
Looking forward, we are focused on navigating an uncertain landscape through our time-tested, fundamental, bottom-up investment process and three-basket portfolio construction framework. Our goal is to deliver compelling investment returns over the course of a market cycle, while managing the volatility and investor experience along the way. While short-term underperformance is disappointing to us, we remain committed to our process and believe that we remain on track toward delivering our long-term goals.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
Thank you for investing alongside us in Thornburg Value Fund.

Connor Browne, cfa Portfolio Manager Managing Director	Robert MacDonald, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 10/2/95)
Without sales charge	11.62%	14.13%	12.48%	10.38%	10.09%
With sales charge	6.59%	12.39%	11.45%	9.87%	9.87%
Class C Shares (Incep: 10/2/95)
Without sales charge	10.73%	13.26%	11.62%	9.53%	9.25%
With sales charge	9.73%	13.26%	11.62%	9.53%	9.25%
Class I Shares (Incep: 11/2/98)	12.00%	14.56%	12.91%	10.80%	8.11%
Class R3 Shares (Incep: 7/1/03)	11.60%	14.16%	12.51%	10.38%	8.44%
Class R4 Shares (Incep: 2/1/07)	11.72%	14.27%	12.62%	10.49%	6.43%
Class R5 Shares (Incep: 2/1/05)	12.00%	14.57%	12.91%	10.78%	8.51%
S&P 500 Index (Since 10/2/95)	17.91%	17.31%	13.95%	11.97%	9.31%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.35%; C shares, 2.10%; I shares, 1.09%; R3 shares, 1.78%; R4 shares, 1.74%; R5 shares, 1.45%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
IPO - An initial public offering, or IPO, is the very first sale of stock issued by a company to the public. Prior to an IPO the company is considered private, with a relatively small number of shareholders made up primarily of early investors (such as the founders, their families and friends) and professional investors (such as venture capitalists or angel investors). An IPO is underwritten by one or more investment banks, who also arrange for the shares to be listed on one or more stock exchanges.

6  |  Annual Report

Fund Summary
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
JPMorgan Chase & Co.	4.3%
Thermo Fisher Scientific, Inc.	4.2%
Gilead Sciences, Inc.	4.1%
Alphabet, Inc. Class C	4.0%
Assured Guaranty Ltd.	3.7%
US Foods Holding Corp.	3.7%
RPC Group plc	3.3%
Enterprise Products Partners LP	3.0%
Nomad Foods Ltd.	2.9%
Citigroup, Inc.	2.8%
SECTOR EXPOSURE
Financials	19.7%
Health Care	13.1%
Information Technology	12.3%
Communication Services	12.1%
Consumer Discretionary	10.6%
Energy	7.8%
Consumer Staples	6.6%
Materials	4.5%
Industrials	3.7%
Utilities	1.0%
Other Assets Less Liabilities	8.6%

TOP TEN INDUSTRY GROUPS
Technology Hardware & Equipment	10.8%
Pharmaceuticals, Biotechnology & Life Sciences	10.3%
Media & Entertainment	9.5%
Diversified Financials	8.9%
Energy	7.8%
Banks	7.0%
Retailing	5.1%
Materials	4.5%
Consumer Services	4.1%
Insurance	3.8%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Value Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 91.4%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[a]	Garrett Motion, Inc.	21,900	$ 405,150
			405,150
	Banks — 7.0%
	Banks — 7.0%
	Citigroup, Inc.	391,156	28,061,532
	JPMorgan Chase & Co.	382,211	43,128,689
			71,190,221
	Capital Goods — 1.0%
	Machinery — 1.0%
	ITT, Inc.	163,890	10,039,901
			10,039,901
	Commercial & Professional Services — 1.0%
	Commercial Services & Supplies — 1.0%
	ADT, Inc.	1,124,490	10,558,961
			10,558,961
	Consumer Durables & Apparel — 1.4%
	Household Durables — 1.3%
[a]	TRI Pointe Group, Inc.	1,106,635	13,722,274
	Leisure Products — 0.1%
	Acushnet Holdings Corp.	25,801	707,721
			14,429,995
	Consumer Services — 4.1%
	Hotels, Restaurants & Leisure — 4.1%
	Aramark	377,512	16,240,566
	Domino’s Pizza Group plc	1,442,490	5,253,117
	Starbucks Corp.	355,700	20,217,988
			41,711,671
	Diversified Financials — 8.9%
	Capital Markets — 3.5%
	Apollo Global Management, LLC Class A	357,443	12,349,656
	Oaktree Capital Group, LLC	555,021	22,977,869
	Consumer Finance — 2.4%
	Capital One Financial Corp.	155,513	14,762,849
	Navient Corp.	734,797	9,905,064
	Diversified Financial Services — 1.0%
	AXA Equitable Holdings, Inc.	469,490	10,070,560
	Mortgage Real Estate Investment Trusts — 2.0%
	PennyMac Mortgage Investment Trust	1,017,045	20,584,991
			90,650,989
	Energy — 7.8%
	Energy Equipment & Services — 0.9%
[a]	McDermott International, Inc.	510,510	9,408,699
	Oil, Gas & Consumable Fuels — 6.9%
	Devon Energy Corp.	637,700	25,469,738
	Enterprise Products Partners L.P.	1,072,386	30,809,650
	Teekay LNG Partners L.P.	782,008	13,059,534
			78,747,621
	Food & Staples Retailing — 3.7%
	Food & Staples Retailing — 3.7%
[a]	US Foods Holding Corp.	1,227,123	37,819,931
			37,819,931
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Value Fund  |  September 30, 2018
		SHARES	VALUE
	Food, Beverage & Tobacco — 2.9%
	Food Products — 2.9%
[a]	Nomad Foods Ltd.	1,446,470	$ 29,305,482
			29,305,482
	Healthcare Equipment & Services — 2.8%
	Health Care Equipment & Supplies — 2.8%
	Medtronic plc	284,725	28,008,398
			28,008,398
	Insurance — 3.8%
	Insurance — 3.8%
	Assured Guaranty Ltd.	899,585	37,989,475
			37,989,475
	Materials — 4.5%
	Containers & Packaging — 4.3%
[a]	Owens-Illinois, Inc.	555,500	10,437,845
	RPC Group plc	3,210,999	33,272,476
	Metals & Mining — 0.2%
	Mineral Resources Ltd.	171,509	1,971,207
			45,681,528
	Media & Entertainment — 9.5%
	Interactive Media & Services — 5.6%
[a]	Alphabet, Inc. Class C	33,858	40,408,507
[a]	Facebook, Inc. Class A	101,836	16,747,949
	Media — 2.5%
	Comcast Corp. Class A	711,400	25,190,674
	Software — 1.4%
	Activision Blizzard, Inc.	172,521	14,352,022
			96,699,152
	Pharmaceuticals, Biotechnology & Life Sciences — 10.3%
	Biotechnology — 5.9%
[a]	Alkermes plc	443,152	18,807,371
	Gilead Sciences, Inc.	533,439	41,186,825
	Life Sciences Tools & Services — 4.2%
	Thermo Fisher Scientific, Inc.	173,694	42,395,231
	Pharmaceuticals — 0.2%
[a]	Akorn, Inc.	165,574	2,149,151
			104,538,578
	Retailing — 5.1%
	Internet & Direct Marketing Retail — 2.9%
[a]	Alibaba Group Holding Ltd. ADR	115,172	18,975,739
	Expedia Group, Inc.	75,856	9,897,691
	Specialty Retail — 2.2%
[a]	CarMax, Inc.	160,566	11,989,463
[a]	O’Reilly Automotive, Inc.	30,454	10,577,283
			51,440,176
	Software & Services — 1.5%
	Information Technology Services — 1.5%
	Cognizant Technology Solutions Corp. Class A	192,181	14,826,764
			14,826,764
	Technology Hardware & Equipment — 10.8%
	Communications Equipment — 3.9%
[a]	ARRIS International plc	587,364	15,265,590
[a]	Casa Systems, Inc.	592,001	8,732,015
[a]	EchoStar Corp. Class A	166,700	7,729,879
[a]	Palo Alto Networks, Inc.	35,140	7,915,637
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Value Fund  |  September 30, 2018
		SHARES	VALUE
	Electronic Equipment, Instruments & Components — 1.4%
[a]	Flex Ltd.	1,090,901	$ 14,312,621
	Technology Hardware, Storage & Peripherals — 5.5%
	Apple, Inc.	103,838	23,440,390
	HP, Inc.	829,277	21,370,468
[a]	Pure Storage, Inc. Class A	413,287	10,724,798
			109,491,398
	Telecommunication Services — 2.6%
	Wireless Telecommunication Services — 2.6%
	China Mobile Ltd.	2,674,772	26,360,428
			26,360,428
	Transportation — 1.7%
	Air Freight & Logistics — 1.7%
	United Parcel Service, Inc. Class B	151,101	17,641,042
			17,641,042
	Utilities — 1.0%
	Electric Utilities — 1.0%
	Fortis, Inc.	302,670	9,812,561
			9,812,561
	Total Common Stock (Cost $836,884,877)		927,349,422
	Short-Term Investments — 11.1%
[b]	Thornburg Capital Management Fund	11,226,043	112,260,426
	Total Short-Term Investments (Cost $112,260,426)		112,260,426
	Total Investments — 102.5% (Cost $949,145,303)		$1,039,609,848
	Liabilities Net of Other Assets — (2.5)%		(25,380,630)
	Net Assets — 100.0%		$1,014,229,218

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2018
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	15,562,100	11/8/2018	20,316,827	$ —	$ (117,860)
Euro	SSB	Sell	23,862,600	11/29/2018	27,831,744	162,833	—

Total						$ 162,833	$ (117,860)

Net unrealized appreciation/depreciation						$ 44,973

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Annual Report

This page intentionally left blank.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Value Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $836,884,877)	$ 927,349,422
Non-controlled affiliated issuer (cost $112,260,426)	112,260,426
Cash	143
Receivable for investments sold	5,077,026
Receivable for fund shares sold	372,575
Unrealized appreciation on forward currency contracts (Note 7)	162,833
Dividends receivable	478,680
Prepaid expenses and other assets	41,056
Total Assets	1,045,742,161
Liabilities
Payable for investments purchased	29,289,721
Payable for fund shares redeemed	879,727
Unrealized depreciation on forward currency contracts (Note 7)	117,860
Payable to investment advisor and other affiliates (Note 4)	879,792
Accounts payable and accrued expenses	345,843
Total Liabilities	31,512,943
Net Assets	$ 1,014,229,218
NET ASSETS CONSIST OF
Distributable earnings	$ 93,556,987
Net capital paid in on shares of beneficial interest	920,672,231
$ 1,014,229,218
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($473,740,058 applicable to 6,537,721 shares of beneficial interest outstanding - Note 5)	$ 72.46
Maximum sales charge, 4.50% of offering price	3.41
Maximum offering price per share	$ 75.87
Class C Shares:
Net asset value and offering price per share* ($52,022,765 applicable to 787,917 shares of beneficial interest outstanding - Note 5)	$ 66.03
Class I Shares:
Net asset value, offering and redemption price per share ($422,302,589 applicable to 5,653,043 shares of beneficial interest outstanding - Note 5)	$ 74.70
Class R3 Shares:
Net asset value, offering and redemption price per share ($39,210,952 applicable to 544,453 shares of beneficial interest outstanding - Note 5)	$ 72.02
Class R4 Shares:
Net asset value, offering and redemption price per share ($7,867,694 applicable to 108,025 shares of beneficial interest outstanding - Note 5)	$ 72.83
Class R5 Shares:
Net asset value, offering and redemption price per share ($19,085,160 applicable to 255,844 shares of beneficial interest outstanding - Note 5)	$ 74.60

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Annual Report

Statement of Operations
Thornburg Value Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $190,121)	$ 17,710,027
Non-controlled affiliated issuer	1,217,087
Total Income	18,927,114
EXPENSES
Investment advisory fees (Note 4)	8,469,492
Administration fees (Note 4)
Class A Shares	391,034
Class C Shares	136,025
Class I Shares	281,969
Class R3 Shares	42,773
Class R4 Shares	9,103
Class R5 Shares	13,682
Distribution and service fees (Note 4)
Class A Shares	1,004,474
Class C Shares	1,358,380
Class R3 Shares	217,007
Class R4 Shares	23,085
Transfer agent fees
Class A Shares	389,160
Class C Shares	169,406
Class I Shares	369,598
Class R3 Shares	118,608
Class R4 Shares	35,572
Class R5 Shares	66,289
Registration and filing fees
Class A Shares	15,040
Class C Shares	12,987
Class I Shares	21,268
Class R3 Shares	12,274
Class R4 Shares	13,994
Class R5 Shares	13,358
Custodian fees (Note 2)	77,668
Professional fees	91,030
Trustee and officer fees (Note 4)	51,168
Accounting fees (Note 4)	6,679
Other expenses	110,840
Total Expenses	13,521,963
Less:
Expenses reimbursed by investment advisor (Note 4)	(570,729)
Net Expenses	12,951,234
Net Investment Income	$ 5,975,880
Annual Report  |  13

Statement of Operations, Continued
Thornburg Value Fund  |  Year Ended September 30, 2018
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 238,308,537
Forward currency contracts (Note 7)	3,091,041
Foreign currency transactions	39,027
241,438,605
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(137,856,914)
Forward currency contracts (Note 7)	(102,982)
Foreign currency translations	1,424
(137,958,472)
Net Realized and Unrealized Gain	103,480,133
Net Increase in Net Assets Resulting from Operations	$ 109,456,013
See notes to financial statements.
14   |  Annual Report

Statements of Changes in Net Assets
Thornburg Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 5,975,880	$ 2,653,866
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	241,438,605	98,042,230
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(137,958,472)	72,245,110
Net Increase in Net Assets Resulting from Operations	109,456,013	172,941,206
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	(2,045,321)	(133,853)
Class C Shares	(643,910)	-
Class I Shares	(2,283,277)	(1,304,890)
Class R3 Shares	(248,385)	(27,639)
Class R4 Shares	(51,776)	(14,298)
Class R5 Shares	(113,541)	(63,188)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	48,921,442	(59,269,385)
Class C Shares	(122,477,269)	(35,922,707)
Class I Shares	12,485,587	28,427,284
Class R3 Shares	(11,000,791)	(13,321,472)
Class R4 Shares	(3,261,498)	(1,188,133)
Class R5 Shares	34,360	(659,441)
Net Increase in Net Assets	28,771,634	89,463,484
NET ASSETS
Beginning of Year	985,457,584	895,994,100
End of Year	$ 1,014,229,218	$ 985,457,584
See notes to financial statements.
Annual Report  |  15

Notes to Financial Statements
Thornburg Value Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.
The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 947,700,462
Gross unrealized appreciation on a tax basis	125,837,559
Gross unrealized depreciation on a tax basis	(33,883,200)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 91,954,359
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses, outstanding publicly traded partnership (“PTP”) and real estate investment trust (“REIT”) tax basis adjustments, and marked-to-market adjustments of outstanding forward currency contracts.
During the year ended September 30, 2018, the Fund utilized $239,696,174 of capital loss carryforwards generated prior to October 1, 2011.
At September 30, 2018, the Fund had $2,657,823 of capital loss carryforwards generated prior to October 1, 2011 which expired.
In order to account for permanent book to tax differences, the Fund increased distribution in excess of net investment income by $2,879,587, increased accumulated net realized gain (loss) by $4,920,663 and decreased net capital paid in on shares of beneficial interest by $2,041,076. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), investments in publicly traded partnerships (“PTPs”) and real estate investment trusts (“REITs”), return of capital basis adjustment on non-REIT securities, and expired capital loss carryforwards.
At September 30, 2018, the Fund had $1,601,204 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 5,386,210	$ 1,543,868
Total	$ 5,386,210	$ 1,543,868
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 927,349,422	$ 927,349,422	$ —	$ —
Short Term Investment	112,260,426	112,260,426	—	—
Total Investments in Securities	$ 1,039,609,848	$ 1,039,609,848	$ —	$ —
Other Financial Instruments**
Forward Currency Contracts	$ 162,833	$ —	$ 162,833	$ —
Spot Currency	2,349	2,349	—	—
Total Other Financial Instruments	$ 165,182	$ 2,349	$ 162,833	$ —
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$ (117,860)	$ —	$ (117,860)	$ —
Spot Currency	(1,176)	(1,176)	—	—
Total Other Financial Instruments	$ (119,036)	$ (1,176)	$ (117,860)	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2018 was 0.85% of the Fund’s average daily net assets.
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $14,757 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $529 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $262,343 for Class I shares, $187,485 for Class R3 shares, $47,703 for Class R4 shares, and $73,198 for Class R5 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 7.88%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$92,220,297	$411,486,856	$(391,446,727)	$-	$-	$112,260,426	$1,217,087
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,753,542	$ 124,113,117	444,285	$ 26,930,666
Shares issued to shareholders in reinvestment of dividends	28,581	1,940,082	2,296	127,693
Shares repurchased	(1,114,963)	(77,131,757)	(1,495,891)	(86,327,744)
Net increase (decrease)	667,160	$ 48,921,442	(1,049,310)	$ (59,269,385)
Class C Shares
Shares sold	95,949	$ 6,089,425	140,318	$ 7,533,627
Shares issued to shareholders in reinvestment of dividends	10,013	623,226	-	-
Shares repurchased	(2,001,456)	(129,189,920)	(795,262)	(43,456,334)
Net decrease	(1,895,494)	$ (122,477,269)	(654,944)	$ (35,922,707)
Class I Shares
Shares sold	1,261,932	$ 90,593,694	1,473,850	$ 90,172,554
Shares issued to shareholders in reinvestment of dividends	30,761	2,147,141	19,708	1,233,783
Shares repurchased	(1,135,822)	(80,255,248)	(1,045,227)	(62,979,053)
Net increase	156,871	$ 12,485,587	448,331	$ 28,427,284
Class R3 Shares
Shares sold	86,863	$ 5,923,634	102,105	$ 6,017,056
Shares issued to shareholders in reinvestment of dividends	3,543	239,041	479	26,680
Shares repurchased	(249,858)	(17,163,466)	(330,468)	(19,365,208)
Net decrease	(159,452)	$ (11,000,791)	(227,884)	$ (13,321,472)
Class R4 Shares
Shares sold	17,806	$ 1,229,724	25,776	$ 1,539,597
Shares issued to shareholders in reinvestment of dividends	541	36,893	166	9,828
Shares repurchased	(65,297)	(4,528,115)	(46,623)	(2,737,558)
Net decrease	(46,950)	$ (3,261,498)	(20,681)	$ (1,188,133)
Class R5 Shares
Shares sold	53,918	$ 3,798,893	60,187	$ 3,682,653
Shares issued to shareholders in reinvestment of dividends	1,616	112,647	1,004	62,680
Shares repurchased	(54,291)	(3,877,180)	(72,130)	(4,404,774)
Net increase (decrease)	1,243	$ 34,360	(10,939)	$ (659,441)
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $530,720,577 and $588,691,650, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2018 was $44,041,826.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2018 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 162,833
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (117,860)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2018
attributable to its outstanding forward currency contracts at September 30, 2018 is $44,973, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2018 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 3,091,041	$ 3,091,041
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (102,982)	$ (102,982)
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (133,853)
Class I Shares	(1,304,890)
Class R3 Shares	(27,639)
Class R4 Shares	(14,298)
Class R5 Shares	(63,188)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
24  |  Annual Report

This page intentionally left blank.
Annual Report  |  25

Financial Highlights
Thornburg Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 65.26	0.39	7.17	7.56	(0.36)	—	(0.36)	$ 72.46
2017 (b)	$ 54.08	0.16	11.04	11.20	(0.02)	—	(0.02)	$ 65.26
2016 (b)(c)	$ 49.17	0.32	4.76	5.08	(0.17)	—	(0.17)	$ 54.08
2015 (b)	$ 48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$ 49.17
2014 (b)	$ 40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$ 48.09
CLASS C SHARES
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	(0.25)	$ 66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	$ 59.87
2016	$ 45.63	(0.06)	4.40	4.34	—	—	—	$ 49.97
2015	$ 44.95	(0.29)	0.97	0.68	—	—	—	$ 45.63
2014	$ 38.26	(0.24)	6.93	6.69	—	—	—	$ 44.95
CLASS I SHARES
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	(0.42)	$ 74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	(0.25)	$ 67.10
2016	$ 50.53	0.54	4.90	5.44	(0.39)	—	(0.39)	$ 55.58
2015	$ 49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$ 50.53
2014	$ 41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$ 49.28
CLASS R3 SHARES
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	(0.36)	$ 72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	(0.03)	$ 64.88
2016	$ 48.86	0.34	4.74	5.08	(0.18)	—	(0.18)	$ 53.76
2015	$ 47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$ 48.86
2014	$ 40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$ 47.79
CLASS R4 SHARES
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	(0.38)	$ 72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	(0.09)	$ 65.55
2016	$ 49.36	0.40	4.78	5.18	(0.23)	—	(0.23)	$ 54.31
2015	$ 48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$ 49.36
2014	$ 40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$ 48.24
CLASS R5 SHARES
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	(0.42)	$ 74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	(0.25)	$ 67.01
2016	$ 50.45	0.53	4.90	5.43	(0.38)	—	(0.38)	$ 55.50
2015	$ 49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$ 50.45
2014	$ 41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$ 49.21

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Annual Report

Financial Highlights, Continued
Thornburg Value Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.56	1.33	1.33	1.33	11.62	57.33	$ 473,740
0.27	1.39	1.39	1.39	20.72	43.53	$ 383,118
0.63	1.39	1.39	1.39	10.33	31.10	$ 374,237
0.14	1.37	1.37	1.37	2.28	59.70	$ 377,299
0.22	1.37	1.37	1.37	18.40	72.43	$ 395,216

(0.17)	2.11	2.11	2.11	10.73	57.33	$ 52,023
(0.49)	2.14	2.14	2.14	19.81	43.53	$ 160,663
(0.12)	2.14	2.14	2.14	9.51	31.10	$ 168,821
(0.61)	2.12	2.12	2.12	1.51	59.70	$ 168,321
(0.55)	2.14	2.14	2.14	17.49	72.43	$ 175,495

0.90	0.99	0.99	1.06	12.00	57.33	$ 422,302
0.68	0.99	0.99	1.06	21.20	43.53	$ 368,790
1.02	0.99	0.99	1.07	10.77	31.10	$ 280,570
0.53	0.99	0.99	1.06	2.68	59.70	$ 288,642
0.60	0.99	0.99	1.06	18.86	72.43	$ 299,568

0.57	1.35	1.35	1.78	11.60	57.33	$ 39,211
0.30	1.35	1.35	1.82	20.75	43.53	$ 45,668
0.67	1.35	1.35	1.81	10.40	31.10	$ 50,089
0.16	1.35	1.35	1.77	2.28	59.70	$ 59,150
0.23	1.35	1.35	1.77	18.45	72.43	$ 74,579

0.68	1.25	1.25	1.77	11.72	57.33	$ 7,868
0.42	1.24	1.24	1.78	20.87	43.53	$ 10,159
0.78	1.25	1.25	1.75	10.50	31.10	$ 9,539
0.26	1.25	1.25	1.67	2.39	59.70	$ 10,167
0.36	1.24	1.24	1.69	18.56	72.43	$ 11,330

0.89	0.99	0.99	1.38	12.00	57.33	$ 19,085
0.68	0.99	0.99	1.42	21.21	43.53	$ 17,060
1.00	0.99	0.99	1.46	10.78	31.10	$ 14,738
0.51	0.99	0.99	1.20	2.65	59.70	$ 19,270
0.59	0.98	0.98	1.42	18.88	72.43	$ 30,676
Annual Report  |  27

Report of Independent Registered Public Accounting Firm
Thornburg Value Fund
To the Trustees and Shareholders of the
Thornburg Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Value Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
28   |  Annual Report

Expense Example
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,091.92	$ 6.87
Hypothetical*	$1,000.00	$1,018.50	$ 6.63
CLASS C SHARES
Actual	$1,000.00	$1,087.27	$11.09
Hypothetical*	$1,000.00	$1,014.44	$10.71
CLASS I SHARES
Actual	$1,000.00	$1,093.71	$ 5.20
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R3 SHARES
Actual	$1,000.00	$1,091.71	$ 7.08
Hypothetical*	$1,000.00	$1,018.30	$ 6.83
CLASS R4 SHARES
Actual	$1,000.00	$1,092.23	$ 6.56
Hypothetical*	$1,000.00	$1,018.80	$ 6.33
CLASS R5 SHARES
Actual	$1,000.00	$1,093.68	$ 5.20
Hypothetical*	$1,000.00	$1,020.10	$ 5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.31%; C: 2.12%; I: 0.99%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  29

Trustees and Officers
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
30   |  Annual Report

Trustees and Officers, Continued
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  31

Trustees and Officers, Continued
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
32   |  Annual Report

Other Information
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Thornburg Value Fund of $5,386,210 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
For the tax year ended September 30, 2018, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 100.00% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  33

Other Information, Continued
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to two broad-based securities indices; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (8) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. The Trustees also noted the improvement in the Fund’s investment performance and favorable results relative to comparatives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst
34   |  Annual Report

Other Information, Continued
Thornburg Value Fund  |  September 30, 2018 (Unaudited)
firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was higher than the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was comparable to the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level for one share class was higher than the peer group’s median but comparable to other funds in the group, and the advisory feel level for a second representative share class was higher than the median for its peer group but lower than or comparable to other funds in its peer group. Peer group data further showed that the total expense levels for the two share classes considered were higher than the medians of their respective peer groups, but were lower than or comparable to other funds in the peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  35

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
36  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  37

This page intentionally left blank.
38  |  Annual Report

This page intentionally left blank.
Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH077

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg International Value Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
Returns in international equity markets moderated from their strong performance of 2017 in the fiscal year ended September 30, 2018, and Thornburg International Value Fund (Class I shares) returned a negative 3.81%, compared to the MSCI EAFE Index with a 2.74% return and the MSCI ACWI ex-U.S. Index at 1.76%.
Economic activity remained firm in much of the developed world, but growth expectations declined a bit as concerns emerged about the potential for a global trade war, Italian political uncertainties, and the end of a period of generous global liquidity as the U.S. Federal Reserve continued to tighten monetary policy and U.S. interest rates rose. The MSCI Europe Index posted a 2.0% return but many European Banks, a strong contributor to fiscal 2017 returns, lagged due to the above concerns and as expectations for European Central Bank tightening were pushed back.
Emerging markets were also in focus as the market worried about slowing global demand due to trade disputes and currency pressure in countries such as Turkey and Argentina. The MSCI Emerging Markets Index was negative 0.81% and the MSCI China Index declined 1.90%.
Contributors
Électricité de France (EDF) is a French electric utility that produces, transmits, distributes, imports, and exports electricity. EDF owns the largest nuclear power generation capacity in France and is vital for the reliability of electricity across Europe. Given its generation mix, EDF benefited from higher carbon prices and higher power prices driven by higher fossil-fuel prices during the period. Even with its recent re-rating, we believe EDF’s assets are still considerably undervalued.
China Petroleum & Chemical Group (Sinopec) is China’s largest oil refiner and petrochemical producer and distributor. China’s maturing economy and urbanization drives strong demand growth for fuels and petrochemical products. Sinopec benefited from an upgraded product mix and volume growth from displacing imports. On the back of rising oil prices, upstream asset quality and profitability have improved. Strong free cash flow is supported by relatively limited spending requirements, positioning the company to continue to sustain its dividend payout at a relatively high level.
Reliance Industries is India’s largest petrochemical and second-largest refining company. Reliance has also diversified into retail, media, and most recently telecom businesses. Reliance’s performance in refining and petrochemicals has been strong, benefiting from its scale and integration advantages. Its telecom business, JIO, already accounts for 20% of India’s wireless subscribers within two years of its launch and is now the most profitable telecom company in India. The option to list JIO and/or its new retail businesses could further unlock value for shareholders in the coming years.
SoftBank is a Japanese company that invests in mobile telecommunication operators, e-commerce, technology services and content, and other businesses globally. SoftBank has also been engaging in venture capital investing in technology-related areas globally via the Softbank Vision Fund. Our investment thesis is that Softbank owns valuable assets, which are priced at a significant discount to the sum-of-the-parts valuation. The stock performed well over the period as the company is on track to unlock value by listing its Japan wireless operator, Softbank KK, and as investors gain more confidence in the Sprint/T-Mobile merger in the U.S.
Canadian Pacific Railway (CP) provides rail and intermodal freight transport services throughout North America. We believe Canadian Pacific has become one of the best managed and most efficient railroads in the world, following an impressive turnaround led by railroad legend Hunter Harrison. The stock performed well over the period as it benefited from strong demand for commodities such as oil. In addition, Canadian Pacific has been taking market share from trucking companies. We continue to see the macro environment as supportive for railways and expect CP to deliver high returns from volume-driven operating leverage.
Detractors
UniCredit is an Italian-headquartered, pan-European retail and commercial bank. It is the second-largest bank in Italy, the third largest in Germany, and the leading bank in Austria and in Central Eastern Europe. UniCredit was one of the best-performing stocks in 2017. However, over the period the stock underperformed as the market has discounted the lower earnings growth, resulting from delayed ECB rate hikes. Political uncertainties stemming from Italian elections, the formation of a coalition government, concerns over Italy’s relationship with the European Union, and, most recently, its budget debate widened the Italian sovereign spread during the period, negatively impacting all Italian bank stocks. Our investment thesis on UniCredit is a self-help story. As UniCredit executes on portfolio restructuring, cost discipline, and faster non-core rundown, we expect it to deliver higher returns and unlock the path to higher dividends/capital redeployment in the medium term.
BRF (Brasil Foods) is one of the largest food companies in Brazil. BRF is among the world’s largest exporters of poultry, accounting for around 14.5% of global trade in poultry. It is well positioned to capture growing global protein consumption. In addition, the agriculture advantage of Brazil—climate, water, and soil conditions—gives BRF a cost advantage over its global peers. However, continuing food safety issues, management turnover, and margin compression have been negatively impacting the stock. We continue to believe in BRF’s structural advantage in poultry exports. However, disappointed at the speed and execution of the turnaround plan, we exited the position.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
General Electric is a diversified industrial and financial services conglomerate. The company serves a wide variety of end markets globally, including power and water, aviation, oil and gas, health care, appliances and lighting, energy management, transportation, and finance. Worse-than-expected performance from the power division and questions about management stability led us to exit the position during the period.
Commerzbank is a banking and financial services company headquartered in Frankfurt, Germany. Commerzbank was one of the Fund’s top performers in its last fiscal year. This year, Commerzbank’s share price has been under pressure, driven by the decline in the German 10-year bond yield and the flattening of European yield curves as a result of risk aversion. Our investment thesis is a self-help story. We expect to see a significant improvement in operating profit driven by lower costs. As the bank demonstrates its ability to improve return on equity, the stock should re-rate.
TAL Education Group provides after-school tutoring services in China. Its services cover core academic subjects such as mathematics, English, Chinese, physics, chemistry, political science, history, etc. Policy uncertainties related to after-school tutoring regulation in China have negatively impacted the entire industry. While it could temporarily slow TAL’s capacity expansion plan, we see limited impact on TAL’s business from a fundamental perspective. With rising urbanization, favorable demographics, and intense competition for admission into top schools in China, TAL benefits from a supply–demand imbalance, coupled with a growing market share resulting from favorable brand recognition.
Conclusion
While international equity markets delivered more modest returns in the fiscal year ended September 30, 2018, and some areas of concern emerged, those concerns have created areas of value and opportunity, and we continue to find interesting stock ideas from our bottom-up process in all three of our baskets: basic value, consistent earners, and emerging franchises. We are confident that our investment philosophy and process will continue to deliver attractive risk-adjusted returns over a full market cycle, as it has in the past.
Thank you for investing alongside us in Thornburg International Value Fund.

Lei Wang, cfa Portfolio Manager Managing Director	Di Zhou, cfa, frm® Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 5/28/98)
Without sales charge	-4.13%	5.08%	3.25%	4.58%	7.18%
With sales charge	-8.44%	3.49%	2.30%	4.09%	6.94%
Class C Shares (Incep: 5/28/98)
Without sales charge	-4.86%	4.30%	2.49%	3.81%	6.35%
With sales charge	-5.66%	4.30%	2.49%	3.81%	6.35%
Class I Shares (Incep: 3/30/01)	-3.81%	5.46%	3.63%	4.98%	6.93%
Class R3 Shares (Incep: 7/1/03)	-4.29%	4.90%	3.07%	4.41%	7.84%
Class R4 Shares (Incep: 2/1/07)	-4.11%	5.11%	3.28%	4.61%	3.11%
Class R5 Shares (Incep: 2/1/05)	-3.87%	5.39%	3.56%	4.89%	6.17%
Class R6 Shares (Incep: 5/1/12)	-3.68%	5.61%	3.79%	-	5.37%
MSCI EAFE Index (Since 5/28/98)	2.74%	9.23%	4.42%	5.38%	4.34%
MSCI AC World ex-U.S. Index (Net) (Since 5/28/98)	1.76%	9.97%	4.12%	5.18%	4.79%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.27%; C shares, 2.00%; I shares, 0.95%; R3 shares, 1.60%; R4 shares, 1.42%; R5 shares, 1.18%; R6 shares, 0.82%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI All Country (AC) World ex-U.S. Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars
The MSCI China Index captures large- and mid-cap representation across China H shares, B shares, Red chips, P chips, and foreign listings (e.g. ADRs). With 461 constituents, the index covers about 85% of this China equity universe.
The MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. The index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Return On Equity (ROE) – A measure of a corporation’s profitability. The ROE is useful in comparing the profitability of a company to other firms in the same industry.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Annual Report

Fund Summary
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.
The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Electricite de France S.A.	6.6%
Ping An Insurance Group Co. of China Ltd. Class H	4.3%
UniCredit S.p.A.	4.2%
SoftBank Group Corp.	4.0%
Credit Suisse Group AG	3.9%
Royal Dutch Shell plc Class A	3.9%
Canadian Pacific Railway Ltd.	3.3%
Infineon Technologies AG	3.2%
Commerzbank AG	3.2%
NN Group N.V.	3.1%

SECTOR EXPOSURE
Financials	21.7%
Industrials	11.3%
Energy	10.2%
Information Technology	9.2%
Utilities	8.9%
Communication Services	7.9%
Consumer Discretionary	7.1%
Consumer Staples	7.0%
Health Care	5.7%
Materials	4.7%
Other Assets Less Liabilities	6.3%

TOP TEN INDUSTRY GROUPS
Energy	10.2%
Insurance	9.9%
Utilities	8.9%
Capital Goods	8.0%
Banks	7.9%
Semiconductors & Semiconductor Equipment	5.5%
Food, Beverage & Tobacco	4.8%
Materials	4.7%
Telecommunication Services	4.2%
Diversified Financials	3.9%

COUNTRY EXPOSURE* (percent of equity holdings)
China	18.2%
France	17.0%
Germany	14.2%
Netherlands	9.6%
Japan	8.3%
Italy	8.0%
Switzerland	6.6%
Spain	5.6%
United Kingdom	4.0%
Canada	3.5%
India	2.9%
Israel	1.7%
Austria	0.3%
United States	0.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg International Value Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 93.7%
	Banks — 7.9%
	Banks — 7.9%
[a]	Commerzbank AG	13,539,433	$ 141,086,687
	Royal Bank of Scotland Group plc	6,830,468	22,257,085
	UniCredit S.p.A.	12,504,044	188,209,099
			351,552,871
	Capital Goods — 8.0%
	Building Products — 0.1%
	Cie de Saint-Gobain	56,542	2,438,499
	Construction & Engineering — 5.0%
	Ferrovial S.A.	6,432,352	133,458,258
	Vinci S.A.	961,611	91,573,600
	Electrical Equipment — 1.9%
	Prysmian S.p.A.	3,638,672	84,747,118
	Machinery — 1.0%
	CNH Industrial N.V.	3,795,126	45,605,545
			357,823,020
	Consumer Durables & Apparel — 2.0%
	Household Durables — 0.1%
[b]	Midea Group Co. Ltd.	396,743	2,323,742
	Textiles, Apparel & Luxury Goods — 1.9%
	adidas AG	349,805	85,655,192
			87,978,934
	Consumer Services — 2.2%
	Diversified Consumer Services — 2.2%
[a]	TAL Education Group ADR	3,773,731	97,022,624
			97,022,624
	Diversified Financials — 3.9%
	Capital Markets — 3.9%
	Credit Suisse Group AG	11,715,595	176,080,116
			176,080,116
	Energy — 10.2%
	Energy Equipment & Services — 0.1%
	Halliburton Co.	59,305	2,403,632
	Oil, Gas & Consumable Fuels — 10.1%
	China Petroleum & Chemical Corp. Class H	93,752,604	93,892,125
	Eni S.p.A.	3,327,463	62,903,105
	Reliance Industries Ltd.	6,996,587	121,067,304
	Royal Dutch Shell plc Sponsored ADR Class A	2,581,008	175,869,885
			456,136,051
	Food, Beverage & Tobacco — 4.8%
	Food Products — 4.8%
	Danone S.A.	1,598,091	123,759,470
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	24,466,276	91,313,834
			215,073,304
	Healthcare Equipment & Services — 2.6%
	Health Care Providers & Services — 2.6%
	Fresenius SE & Co. KGaA	1,608,494	118,103,401
			118,103,401
	Household & Personal Products — 2.2%
	Household Products — 2.2%
	Reckitt Benckiser Group plc	1,095,524	100,181,908
			100,181,908
8   |  Annual Report

Schedule of Investments, Continued
Thornburg International Value Fund  |  September 30, 2018
		SHARES	VALUE
	Insurance — 9.9%
	Insurance — 9.9%
	AXA S.A.	4,141,699	$ 111,321,905
	NN Group N.V.	3,105,471	138,563,537
	Ping An Insurance Group Co. of China Ltd. Class H	19,111,417	194,084,022
			443,969,464
	Materials — 4.7%
	Chemicals — 2.5%
	Shin-Etsu Chemical Co. Ltd.	1,249,167	110,657,154
	Construction Materials — 2.2%
	LafargeHolcim Ltd.	2,028,366	100,136,879
			210,794,033
	Media & Entertainment — 3.7%
	Entertainment — 1.3%
[a]	Ubisoft Entertainment S.A.	508,664	55,172,411
	Interactive Media & Services — 2.4%
	Tencent Holdings Ltd.	2,618,550	108,109,035
			163,281,446
	Pharmaceuticals, Biotechnology & Life Sciences — 3.1%
	Pharmaceuticals — 3.1%
	Teva Pharmaceutical Industries Ltd. Sponsored ADR	3,307,899	71,252,145
[b]	Yunnan Baiyao Group Co. Ltd. Class A	6,550,897	66,864,735
			138,116,880
	Retailing — 2.9%
	Internet & Direct Marketing Retail — 2.2%
[a]	Alibaba Group Holding Ltd. ADR	584,025	96,223,959
	Specialty Retail — 0.7%
	Industria de Diseno Textil S.A.	1,052,638	31,910,750
			128,134,709
	Semiconductors & Semiconductor Equipment — 5.5%
	Semiconductors & Semiconductor Equipment — 5.5%
	ams AG	267,377	14,946,303
	Infineon Technologies AG	6,317,808	143,551,703
	NXP Semiconductors N.V.	1,026,045	87,726,848
			246,224,854
	Software & Services — 2.3%
	Software — 2.3%
	SAP SE	848,991	104,486,468
			104,486,468
	Technology Hardware & Equipment — 1.4%
	Electronic Equipment, Instruments & Components — 1.4%
	Omron Corp.	1,445,772	61,078,205
			61,078,205
	Telecommunication Services — 4.2%
	Diversified Telecommunication Services — 0.2%
	China Unicom Hong Kong Ltd.	9,543,031	11,239,501
	Wireless Telecommunication Services — 4.0%
	SoftBank Group Corp.	1,752,673	176,933,280
			188,172,781
	Transportation — 3.3%
	Road & Rail — 3.3%
	Canadian Pacific Railway Ltd.	693,342	146,946,903
			146,946,903
	Utilities — 8.9%
Annual Report  |  9

Schedule of Investments, Continued
Thornburg International Value Fund  |  September 30, 2018
		SHARES	VALUE
	Electric Utilities — 8.1%
	Electricite de France S.A.	16,671,216	$ 292,761,364
	Iberdrola S.A.	9,475,850	69,730,296
	Multi-Utilities — 0.8%
	Veolia Environnement S.A.	1,702,051	33,970,313
			396,461,973
	Total Common Stock (Cost $3,601,623,172)		4,187,619,945
	Short-Term Investments — 4.8%
[c]	Thornburg Capital Management Fund	21,429,059	214,290,589
	Total Short-Term Investments (Cost $214,290,589)		214,290,589
	Total Investments — 98.5% (Cost $3,815,913,761)		$4,401,910,534
	Other Assets Less Liabilities — 1.5%		66,974,018
	Net Assets — 100.0%		$4,468,884,552

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2018
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	CBK	Sell	649,372,500	10/25/2018	755,308,687	$ 9,869,658	$ —

Net unrealized appreciation/depreciation						$ 9,869,658

*	Counterparty includes Citibank N.A. ("CBK").

Footnote Legend
a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Annual Report

This page intentionally left blank.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg International Value Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $3,601,623,172)	$ 4,187,619,945
Non-controlled affiliated issuer (cost $214,290,589)	214,290,589
Cash denominated in foreign currency (cost $22)	22
Receivable for investments sold	69,385,500
Receivable for fund shares sold	2,405,126
Unrealized appreciation on forward currency contracts (Note 7)	9,869,658
Dividends receivable	4,696,971
Dividend and interest reclaim receivable	2,930,585
Prepaid expenses and other assets	76,361
Total Assets	4,491,274,757
Liabilities
Payable for investments purchased	4,013,134
Payable for fund shares redeemed	10,243,316
Payable to investment advisor and other affiliates (Note 4)	3,432,190
Deferred taxes payable (Note 2)	1,433,726
Accounts payable and accrued expenses	3,267,839
Total Liabilities	22,390,205
Net Assets	$ 4,468,884,552
NET ASSETS CONSIST OF
Distributable earnings	$ 578,426,511
Net capital paid in on shares of beneficial interest	3,890,458,041
$ 4,468,884,552
12   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg International Value Fund  |  September 30, 2018
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($782,371,132 applicable to 34,475,304 shares of beneficial interest outstanding - Note 5)	$ 22.69
Maximum sales charge, 4.50% of offering price	1.07
Maximum offering price per share	$ 23.76
Class C Shares:
Net asset value and offering price per share* ($159,788,718 applicable to 7,985,435 shares of beneficial interest outstanding - Note 5)	$ 20.01
Class I Shares:
Net asset value, offering and redemption price per share ($2,462,563,518 applicable to 104,907,017 shares of beneficial interest outstanding - Note 5)	$ 23.47
Class R3 Shares:
Net asset value, offering and redemption price per share ($213,007,079 applicable to 9,405,856 shares of beneficial interest outstanding - Note 5)	$ 22.65
Class R4 Shares:
Net asset value, offering and redemption price per share ($164,663,405 applicable to 7,313,115 shares of beneficial interest outstanding - Note 5)	$ 22.52
Class R5 Shares:
Net asset value, offering and redemption price per share ($229,485,126 applicable to 9,789,268 shares of beneficial interest outstanding - Note 5)	$ 23.44
Class R6 Shares:
Net asset value, offering and redemption price per share ($457,005,574 applicable to 19,526,396 shares of beneficial interest outstanding - Note 5)	$ 23.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg International Value Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $10,714,185)	$ 107,982,366
Non-controlled affiliated issuer	3,373,151
Total Income	111,355,517
EXPENSES
Investment advisory fees (Note 4)	38,903,614
Administration fees (Note 4)
Class A Shares	786,690
Class C Shares	325,505
Class I Shares	2,133,350
Class R3 Shares	251,850
Class R4 Shares	193,031
Class R5 Shares	195,253
Class R6 Shares	409,106
Distribution and service fees (Note 4)
Class A Shares	1,999,873
Class C Shares	3,242,196
Class R3 Shares	1,269,528
Class R4 Shares	488,617
Transfer agent fees
Class A Shares	1,324,392
Class C Shares	521,159
Class I Shares	2,672,089
Class R3 Shares	727,535
Class R4 Shares	705,318
Class R5 Shares	937,620
Class R6 Shares	12,693
Registration and filing fees
Class A Shares	19,804
Class C Shares	15,239
Class I Shares	66,330
Class R3 Shares	13,812
Class R4 Shares	17,958
Class R5 Shares	16,157
Class R6 Shares	16,371
Custodian fees (Note 2)	810,486
Professional fees	244,999
Trustee and officer fees (Note 4)	285,333
Accounting fees (Note 4)	37,770
Other expenses	245,024
Total Expenses	58,888,702
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,631,390)
Net Expenses	57,257,312
Net Investment Income	$ 54,098,205
14   |  Annual Report

Statement of Operations, Continued
Thornburg International Value Fund  |  Year Ended September 30, 2018
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 15,949,550
Forward currency contracts (Note 7)	(17,922,925)
Foreign currency transactions	(1,694,091)
(3,667,466)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $2,347,501)	(255,500,070)
Forward currency contracts (Note 7)	21,270,179
Foreign currency translations	(186,679)
(234,416,570)
Net Realized and Unrealized Loss	(238,084,036)
Net Decrease in Net Assets Resulting from Operations	$ (183,985,831)
See notes to financial statements.
Annual Report  |  15

Statements of Changes in Net Assets
Thornburg International Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 54,098,205	$ 53,878,936
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(3,667,466)	907,533,262
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(234,416,570)	75,527,352
Net Increase (Decrease) in Net Assets Resulting from Operations	(183,985,831)	1,036,939,550
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	(119,664,083)	(6,065,117)
Class C Shares	(62,573,001)	(1,766,237)
Class I Shares	(450,919,825)	(33,169,653)
Class R3 Shares	(40,754,715)	(1,862,018)
Class R4 Shares	(30,158,902)	(1,676,630)
Class R5 Shares	(40,624,260)	(3,189,993)
Class R6 Shares	(76,239,643)	(5,709,079)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	91,509,368	(286,423,403)
Class C Shares	(167,868,829)	(203,047,421)
Class I Shares	(358,945,418)	(1,555,349,057)
Class R3 Shares	(23,143,248)	(87,487,739)
Class R4 Shares	(7,395,851)	(95,176,715)
Class R5 Shares	(20,256,219)	(297,802,637)
Class R6 Shares	18,030,208	(13,685,709)
Net Decrease in Net Assets	(1,472,990,249)	(1,555,471,858)
NET ASSETS
Beginning of Year	5,941,874,801	7,497,346,659
End of Year	$ 4,468,884,552	$ 5,941,874,801
See notes to financial statements.
16   |  Annual Report

Notes to Financial Statements
Thornburg International Value Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 3,829,661,427
Gross unrealized appreciation on a tax basis	637,161,961
Gross unrealized depreciation on a tax basis	(55,043,196)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 582,118,765
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of wash sale losses and marked-to-market adjustments of outstanding forward currency contracts.
At September 30, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,675,134. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $54,824,019. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $1,694,091, increased accumulated net realized gain (loss) by $1,693,140, and increased net capital paid in on shares of beneficial interest by $951. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses) and equalization of undistributed capital gains to shareholders.
At September 30, 2018, the Fund had $54,098,073 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. To date the Fund has recovered certain amounts previously withheld in Finland, which amounts are reflected in the financial statements included in this report. The Fund would expect to record a receivable for other such reclaims based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims in countries other than Finland, and the likelihood of collection in those other countries remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 132,342,388	$ 53,438,727
Capital gains	688,592,041	-
Total	$ 820,934,429	$ 53,438,727
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 4,187,619,945	$ 4,118,431,468	$ —	$ 69,188,477
Short Term Investment	214,290,589	214,290,589	—	—
Total Investments in Securities	$ 4,401,910,534	$ 4,332,722,057	$ —	$ 69,188,477(b)
Other Financial Instruments**
Forward Currency Contracts	$ 9,869,658	$ —	$ 9,869,658	$ —
Spot Currency	213,195	213,195	—	—
Total Other Financial Instruments	$ 10,082,853	$ 213,195	$ 9,869,658	$ —
Liabilities
Other Financial Instruments**
Spot Currency	$ (4,253)	$ (4,253)	$ —	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2018, industry classifications for Common Stock in Level 3 consist of $2,323,742 in Consumer Durables & Apparel and $66,864,735 in Pharmaceuticals, Biotechnology & Life Sciences.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2018.

	FAIR VALUE AT September 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 69,188,477	Last traded price	Discount rate	0%/(N/A)
Total	$69,188,477
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018 is as follows:
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
	COMMON STOCK	TOTAL (e)
Beginning Balance 9/30/2017	$ –	$ –
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)(a)	(17,225,125)	(17,225,125)
Gross Purchases	73,815,149	73,815,149
Gross Sales	(53,656,775)	(53,656,775)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(23,189,939)	(23,189,939)
Transfers into Level 3(d)	89,445,167	89,445,167
Transfers out of Level 3(d)	–	–
Ending Balance 9/30/2018	$ 69,188,477	$ 69,188,477

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2018, which were valued using significant unobservable inputs, was $(23,189,939). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2018.
(d)	Transfers into Level 3 were due to changes in market activity (e.g.) frequency of trades, which resulted in lack of available market inputs to determine price during the year ended September 30, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.55% of total net assets at the year ended September 30, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2018 was 0.721% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
commissions aggregating $27,823 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $11,314 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $488,110 for Class R3 shares, $429,831 for Class R4 shares, $495,016 for Class R5 shares, and voluntarily reimbursed $218,433 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.90%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$244,716,904	$1,906,581,281	$(1,937,007,596)	$-	$-	$214,290,589	$3,373,151
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	9,801,105	$ 232,103,746	5,307,478	$ 132,239,213
Shares issued to shareholders in reinvestment of dividends	4,440,886	106,847,709	198,635	5,389,356
Shares repurchased	(10,172,663)	(247,442,087)	(17,364,628)	(424,051,972)
Net increase (decrease)	4,069,328	$ 91,509,368	(11,858,515)	$ (286,423,403)
Class C Shares
Shares sold	765,525	$ 16,811,768	629,556	$ 14,380,219
Shares issued to shareholders in reinvestment of dividends	2,608,037	55,707,675	63,092	1,548,644
Shares repurchased	(11,423,876)	(240,388,272)	(9,797,675)	(218,976,284)
Net decrease	(8,050,314)	$ (167,868,829)	(9,105,027)	$ (203,047,421)
Class I Shares
Shares sold	21,186,332	$ 538,039,749	21,729,602	$ 551,381,100
Shares issued to shareholders in reinvestment of dividends	15,260,323	378,932,754	1,019,337	28,095,572
Shares repurchased	(50,362,898)	(1,275,917,921)	(86,075,544)	(2,134,825,729)
Net decrease	(13,916,243)	$ (358,945,418)	(63,326,605)	$ (1,555,349,057)
Class R3 Shares
Shares sold	1,528,944	$ 37,523,777	1,663,868	$ 41,062,892
Shares issued to shareholders in reinvestment of dividends	1,519,952	36,554,848	61,642	1,670,703
Shares repurchased	(3,976,568)	(97,221,873)	(5,264,000)	(130,221,334)
Net decrease	(927,672)	$ (23,143,248)	(3,538,490)	$ (87,487,739)
Class R4 Shares
Shares sold	2,063,382	$ 50,114,257	1,650,790	$ 40,696,547
Shares issued to shareholders in reinvestment of dividends	847,935	20,240,210	41,500	1,116,929
Shares repurchased	(3,215,582)	(77,750,318)	(5,580,017)	(136,990,191)
Net decrease	(304,265)	$ (7,395,851)	(3,887,727)	$ (95,176,715)
Class R5 Shares
Shares sold	1,805,671	$ 45,657,236	2,773,059	$ 70,084,793
Shares issued to shareholders in reinvestment of dividends	1,570,374	38,946,199	112,189	3,077,952
Shares repurchased	(4,132,147)	(104,859,654)	(14,388,522)	(370,965,382)
Net decrease	(756,102)	$ (20,256,219)	(11,503,274)	$ (297,802,637)
Class R6 Shares
Shares sold	4,840,622	$ 121,564,541	3,806,317	$ 99,561,832
Shares issued to shareholders in reinvestment of dividends	3,027,489	74,876,752	204,703	5,593,550
Shares repurchased	(7,309,496)	(178,411,085)	(4,833,544)	(118,841,091)
Net increase (decrease)	558,615	$ 18,030,208	(822,524)	$ (13,685,709)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $2,291,901,201 and $3,579,003,879, respectively.
24   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2018 was $239,344,782.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with Citibank N.A. (“CBK”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with CBK, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with CBK does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2018 is disclosed in the following table:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 9,869,658
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2018 is $9,869,658, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2018 are disclosed in the following tables:
Annual Report  |  25

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2018
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (17,922,925)	$ (17,922,925)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 21,270,179	$ 21,270,179
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (6,065,117)
Class C Shares	(1,766,237)
Class I Shares	(33,169,653)
Class R3 Shares	(1,862,018)
Class R4 Shares	(1,676,630)
Class R5 Shares	(3,189,993)
Class R6 Shares	(5,709,079)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
26  |  Annual Report

This page intentionally left blank.
Annual Report  |  27

Financial Highlights
Thornburg International Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	(4.03)	$ 22.69
2017 (b)	$ 23.43	0.16	4.24	4.40	(0.20)	—	(0.20)	$ 27.63
2016 (b)(c)	$ 27.46	0.36	0.25	0.61	(0.39)	(4.25)	(4.64)	$ 23.43
2015 (b)	$ 29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$ 27.46
2014 (b)	$ 30.12	0.19	(0.23)	(0.04)	(0.24)	—	(0.24)	$ 29.84
CLASS C SHARES
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	(4.03)	$ 20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	(0.11)	$ 25.00
2016	$ 25.40	0.17	0.24	0.41	(0.27)	(4.25)	(4.52)	$ 21.29
2015	$ 27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$ 25.40
2014	$ 28.17	— (d)	(0.23)	(0.23)	(0.08)	—	(0.08)	$ 27.86
CLASS I SHARES
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	(4.04)	$ 23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	(0.27)	$ 28.37
2016	$ 28.04	0.47	0.23	0.70	(0.47)	(4.25)	(4.72)	$ 24.02
2015	$ 30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$ 28.04
2014	$ 30.76	0.33	(0.25)	0.08	(0.41)	—	(0.41)	$ 30.43
CLASS R3 SHARES
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	(4.03)	$ 22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	(0.17)	$ 27.63
2016	$ 27.47	0.31	0.25	0.56	(0.34)	(4.25)	(4.59)	$ 23.44
2015	$ 29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$ 27.47
2014	$ 30.14	0.15	(0.24)	(0.09)	(0.19)	—	(0.19)	$ 29.86
CLASS R4 SHARES
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	(4.03)	$ 22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	(0.20)	$ 27.45
2016	$ 27.30	0.37	0.23	0.60	(0.39)	(4.25)	(4.64)	$ 23.26
2015	$ 29.69	0.25	0.15	0.40	(0.27)	(2.52)	(2.79)	$ 27.30
2014	$ 29.98	0.21	(0.24)	(0.03)	(0.26)	—	(0.26)	$ 29.69
CLASS R5 SHARES
2018	$ 28.35	0.27	(1.15)	(0.88)	— (f)	(4.03)	(4.03)	$ 23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	(0.25)	$ 28.35
2016	$ 28.03	0.46	0.23	0.69	(0.46)	(4.25)	(4.71)	$ 24.01
2015	$ 30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$ 28.03
2014	$ 30.71	0.30	(0.24)	0.06	(0.36)	—	(0.36)	$ 30.41
CLASS R6 SHARES
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	(4.05)	$ 23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	(0.32)	$ 28.27
2016	$ 27.97	0.53	0.21	0.74	(0.51)	(4.25)	(4.76)	$ 23.95
2015	$ 30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$ 27.97
2014	$ 30.70	0.40	(0.26)	0.14	(0.48)	—	(0.48)	$ 30.36

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Net investment income (loss) is less than 0.01%.
(f)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
28  |  Annual Report

Financial Highlights, Continued
Thornburg International Value Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.77	1.27	1.27	1.27	(4.13)	44.41	$ 782,371
0.65	1.31	1.31	1.31	18.78	86.88	$ 840,244
1.51	1.28	1.28	1.28	1.90	103.90	$ 990,194
0.82	1.27	1.27	1.27	1.25	70.88	$ 1,361,529
0.63	1.26	1.26	1.26	(0.14)	37.25	$ 2,601,689

0.07	2.02	2.02	2.02	(4.86)	44.41	$ 159,789
(0.08)	2.04	2.04	2.04	17.94	86.88	$ 400,859
0.77	2.02	2.02	2.02	1.12	103.90	$ 535,169
0.19	1.99	1.99	1.99	0.52	70.88	$ 706,606
— (e)	1.99	1.99	1.99	(0.83)	37.25	$ 874,358

1.15	0.91	0.91	0.91	(3.81)	44.41	$ 2,462,564
0.99	0.92	0.92	0.92	19.29	86.88	$ 3,370,930
1.91	0.90	0.90	0.90	2.21	103.90	$ 4,375,955
1.27	0.90	0.90	0.90	1.65	70.88	$ 5,895,731
1.05	0.88	0.88	0.88	0.23	37.25	$ 7,748,950

0.59	1.45	1.45	1.64	(4.29)	44.41	$ 213,007
0.55	1.45	1.45	1.64	18.63	86.88	$ 285,510
1.31	1.45	1.45	1.62	1.67	103.90	$ 325,135
0.71	1.45	1.45	1.58	1.09	70.88	$ 479,223
0.51	1.45	1.45	1.61	(0.30)	37.25	$ 754,139

0.81	1.25	1.25	1.47	(4.11)	44.41	$ 164,663
0.74	1.25	1.25	1.46	18.90	86.88	$ 209,066
1.55	1.25	1.25	1.39	1.87	103.90	$ 267,623
0.86	1.24	1.24	1.37	1.30	70.88	$ 333,247
0.70	1.25	1.25	1.49	(0.12)	37.25	$ 722,349

1.06	0.99	0.99	1.17	(3.87)	44.41	$ 229,485
0.96	0.99	0.99	1.15	19.17	86.88	$ 298,970
1.88	0.95	0.95	0.95	2.19	103.90	$ 529,330
1.01	0.98	0.98	1.11	1.57	70.88	$ 685,617
0.97	0.99	0.99	1.12	0.17	37.25	$ 2,171,673

1.33	0.79	0.79	0.83	(3.68)	44.41	$ 457,006
1.23	0.78	0.78	0.79	19.40	86.88	$ 536,296
2.19	0.74	0.74	0.74	2.40	103.90	$ 473,941
1.33	0.74	0.74	0.74	1.81	70.88	$ 420,849
1.28	0.73	0.73	0.73	0.42	37.25	$ 872,512
Annual Report  |  29

Report of Independent Registered Public Accounting Firm
Thornburg International Value Fund
To the Trustees and Shareholders of the
Thornburg International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg International Value Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
30   |  Annual Report

Expense Example
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$ 948.98	$ 6.06
Hypothetical*	$1,000.00	$1,018.85	$ 6.28
CLASS C SHARES
Actual	$1,000.00	$ 945.21	$ 9.70
Hypothetical*	$1,000.00	$1,015.09	$10.05
CLASS I SHARES
Actual	$1,000.00	$ 950.20	$ 4.50
Hypothetical*	$1,000.00	$1,020.46	$ 4.66
CLASS R3 SHARES
Actual	$1,000.00	$ 948.10	$ 7.08
Hypothetical*	$1,000.00	$1,017.80	$ 7.33
CLASS R4 SHARES
Actual	$1,000.00	$ 949.01	$ 6.11
Hypothetical*	$1,000.00	$1,018.80	$ 6.33
CLASS R5 SHARES
Actual	$1,000.00	$ 950.14	$ 4.84
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R6 SHARES
Actual	$1,000.00	$ 950.83	$ 3.86
Hypothetical*	$1,000.00	$1,021.11	$ 4.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; C: 1.99%; I: 0.92%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.79%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  31

Trustees and Officers
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
32   |  Annual Report

Trustees and Officers, Continued
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  33

Trustees and Officers, Continued
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
34   |  Annual Report

Other Information
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For tax year ended September 30, 2018, dividends paid by Thornburg International Value Fund of $132,342,388 are being reported as taxable ordinary investment income dividends and $688,592,041 are being report as long-term capital gain for federal income tax purposes.
For the tax year ended September 30, 2018, the Fund is reporting 91.58% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 2.71% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2018, foreign source income and foreign taxes paid is $114,336,584 and $10,714,558, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met
Annual Report  |  35

Other Information, Continued
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the ten most recent calendar years, comparing the Fund’s investment performance to a fund category created by an independent mutual fund analyst firm, and to two broad-based securities indices; (4) performance data for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories and to two broad-based securities indices, and assigning a ranking to the Fund’s performance for each period relative to the two fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to a benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (8) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders.
The Trustees considered explanations from the Advisor respecting performance of the Fund in some recent periods that had compared less favorably to some comparative measures, together with the reports they had received from the Advisor throughout the year, explanations of the comparisons by reference to the investment strategies of the Fund, the effects of market and economic conditions, the investment decisions by the Advisor in view of the Fund’s strategies, and where pertinent the Advisor’s measures and expectations for
36   |  Annual Report

Other Information, Continued
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
improvement in the Fund’s relative investment performance. The Trustees noted their understanding that strategies pursued for a fund may produce intermittent lower relative performance, other funds managed by the Advisor have in the past returned to favor as conditions changed or the strategies of those funds gained traction, and that the Advisor has successfully remediated lower relative performance of other funds in cases where execution of investment strategies had contributed to lower performance. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses of two Fund share classes to the fee levels and expenses for fund peer groups selected by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and higher than the average fee levels for the fund category, the level of total expense for one share class was higher than the median and comparable to the average levels of the category, and the level of total expense for a second share class was lower than the median and average levels of the category. Peer group data showed that the Fund’s advisory fee level was comparable to median levels for the peer groups, and that the total expense levels for both Fund share classes considered were comparable to the median levels for their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted their evaluation of the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in the peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment
Annual Report  |  37

Other Information, Continued
Thornburg International Value Fund  |  September 30, 2018 (Unaudited)
objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
38   |  Annual Report

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  39

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
40   |  Annual Report

This page intentionally left blank.
Annual Report  |  41

This page intentionally left blank.
42  |  Annual Report

This page intentionally left blank.
Annual Report  |  43

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH078

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Core Growth Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
For the year ended September 30, 2018, Thornburg Core Growth Fund returned 24.98% (Class I shares), underperforming its benchmark, the Russell 3000 Growth Index, which returned 25.89%. On September 30, 2018, the NAV per class I share was $43.33. Since its inception, Core Growth Fund has returned an annualized 9.84% compared with the Russell 3000 Growth Index return of 6.55%.
U.S. equities, as measured by the S&P 500 Index, led equity returns for the fiscal year ending September 30, 2018. Developed equity markets initially marched higher at the start the period and then declined from February through April. A divergence started in May when the U.S. market continued its trajectory higher throughout the remainder of the period and non-U.S. equity markets, as measured by the MSCI EAFE index, continued to drift lower.
S&P 500 companies reported strong earnings growth starting with the first quarter, and earnings remained elevated throughout the remainder of the period. The other developed countries were challenged by a host of issues, ranging from Brexit to currency volatility to tariff and growth concerns. As the Federal Reserve continued to raise short-term interest rates throughout the period, the U.S. dollar strengthened relative to other major currencies. Non-U.S. equity returns for U.S.-based investors were therefore challenged due to weak currencies.
During the fiscal year, the top-performing sectors for the Fund were information technology, materials, and consumer staples. Within information technology, we saw a modestly negative impact from allocation effects, and instead derived outperformance from strong underlying stock selection. The materials sector was positive from both allocation and stock selection effects. The consumer staples sector was also positive due to strong stock selection. Our worst-performing sectors on a relative basis were consumer discretionary, industrials, and financials. Stock selection was a detractor within consumer discretionary and industrials, whereas financials detracted due to an overweight within the sector.
As a relatively concentrated portfolio of 50–60 high-conviction stock ideas, our performance is largely influenced by the individual securities we choose to own. Below is a discussion of our primary contributors and detractors to performance on the year.
Contributors and Detractors
Leading contributors to performance for this period included Dexcom, Inc., Amazon.com, Inc., Visa, Inc., SVB Financial Group, and FleetCor Technologies, Inc.
Dexcom makes a glucose-monitoring system for diabetes patients that we believe is the best on the market and will remain so for the foreseeable future. Performance was challenged in 2017 due to concerns around competition. However, the stock bounced back earlier in the year and continued to advance throughout this period as it became clear that Dexcom is the market leader from a technological standpoint.
Amazon continued to deliver very strong fundamental results as its well-publicized businesses grew at a high rate.
Visa is a leading global payments and technology company that helps to enable global commerce. During the year, Visa delivered strong financial results, and over the long run, it is poised to continue to benefit from the secular trend of a shift of payments transactions from cash toward digital forms.
SVB Financial operates a commercial bank that serves emerging growth and middle-market growth companies focused on technology and life sciences. The stock increased following strong earnings, which beat street estimates based on an increase in overall funds, loan growth, and expanding margins.
Shares of FleetCor Technologies increased as the company reported earnings-topping estimates and positive guidance.
Primary detractors to performance this period included Nevro Corp., Criteo SA, Newell Brands, Inc., Affiliated Managers Group, and General Electric Co.
Nevro is a medical device corporation that focuses on a spinal stimulation system for the treatment of chronic pain. Nevro shares declined following disappointing earnings results and then again following a key executive departure. However, guidance for the remainder of the year remained on track.
Criteo is a French online advertising services company. The stock declined during the period as the company failed to mitigate the revenue declines caused by Apple’s changes to ad tracking on its mobile Safari web browsers. Given a negative growth outlook over the near term, we sold our shares.
Newell Brands is a company that provides commercial and consumer products. During the period, Newell struggled with weak sales and increased expenses. We exited the shares.
Affiliated Managers Group is an investment management company with holdings in an array of alternative, hedge-fund, private-equity, and traditional asset managers. During the period the firm faced headwinds after announcing the loss of two large institutional clients and concerns that others may follow.
General Electric performed poorly as its power division profits declined meaningfully. It was forced to cut its dividend, which, along with the deteriorating profitability mentioned above and an account restatement, had a significant impact on the stock. We eliminated the position in early calendar year 2018.
Over the life of the Fund, we have held true to our philosophy and process, which tend to favor quality growth stocks, smaller capitalization ranges, long-term secular themes, idiosyncratic opportunities, and attractive valuations. We remain bullish about the prospects of the individual companies we have identified through our bottom-up process.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
Thank you for investing alongside us in Thornburg Core Growth Fund.

Greg Dunn Managing Director Portfolio Manager
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/27/00)
Without sales charge	24.55%	15.72%	10.67%	11.71%	7.21%
With sales charge	18.95%	13.96%	9.66%	11.20%	6.94%
Class C Shares (Incep: 12/27/00)
Without sales charge	23.50%	14.81%	9.82%	10.85%	6.37%
With sales charge	22.50%	14.81%	9.82%	10.85%	6.37%
Class I Shares (Incep: 11/3/03)	24.98%	16.17%	11.11%	12.20%	9.84%
Class R3 Shares (Incep: 7/1/03)	24.33%	15.58%	10.54%	11.63%	9.97%
Class R4 Shares (Incep: 2/1/07)	24.46%	15.70%	10.66%	11.74%	6.77%
Class R5 Shares (Incep: 10/3/05)	24.97%	16.17%	11.11%	12.19%	8.97%
Russell 3000 Growth Index (Since 12/27/00)	25.89%	20.36%	16.23%	14.18%	6.55%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.36%; C shares, 2.12%; I shares, 1.08%; R3 shares, 1.80%; R4 shares, 1.96%; R5 shares, 1.37%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%, R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Annual Report

Fund Summary
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Amazon.com, Inc.	4.2%
FleetCor Technologies, Inc.	3.4%
Visa, Inc. Class A	3.4%
Alphabet, Inc. Class C	3.3%
TJX Companies, Inc.	3.0%
Worldpay, Inc. Class A	3.0%
Facebook, Inc. Class A	3.0%
Comcast Corp. Class A	2.7%
Alexion Pharmaceuticals, Inc.	2.5%
Las Vegas Sands Corp.	2.5%
SECTOR EXPOSURE
Information Technology	28.6%
Consumer Discretionary	16.8%
Communication Services	14.8%
Health Care	11.8%
Financials	10.0%
Consumer Staples	6.4%
Energy	3.3%
Materials	1.9%
Other Assets Less Liabilities	6.4%

TOP TEN INDUSTRY GROUPS
Software & Services	24.9%
Media & Entertainment	14.8%
Retailing	12.9%
Healthcare Equipment & Services	6.6%
Food, Beverage & Tobacco	6.4%
Diversified Financials	5.7%
Pharmaceuticals, Biotechnology & Life Sciences	5.2%
Banks	4.3%
Technology Hardware & Equipment	3.7%
Energy	3.3%

COUNTRY EXPOSURE* (percent of equity holdings)
United States	87.7%
Ireland	2.5%
Israel	2.3%
China	2.0%
United Kingdom	2.0%
Mexico	1.8%
Argentina	1.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Core Growth Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 93.6%
	Banks — 4.3%
	Banks — 4.3%
	JPMorgan Chase & Co.	152,434	$ 17,200,653
[a]	SVB Financial Group	43,064	13,385,583
			30,586,236
	Consumer Durables & Apparel — 1.5%
	Household Durables — 1.5%
	DR Horton, Inc.	258,164	10,889,357
			10,889,357
	Consumer Services — 2.4%
	Hotels, Restaurants & Leisure — 2.4%
	Las Vegas Sands Corp.	296,200	17,573,546
			17,573,546
	Diversified Financials — 5.7%
	Capital Markets — 5.7%
	Affiliated Managers Group, Inc.	103,465	14,145,735
	Charles Schwab Corp.	254,500	12,508,675
	CME Group, Inc.	81,050	13,795,520
			40,449,930
	Energy — 3.3%
	Oil, Gas & Consumable Fuels — 3.3%
[a]	Concho Resources, Inc.	77,309	11,808,950
	Pioneer Natural Resources Co.	65,924	11,483,301
			23,292,251
	Food, Beverage & Tobacco — 6.4%
	Beverages — 4.1%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	123,500	12,222,795
[a]	Monster Beverage Corp.	288,525	16,815,237
	Food Products — 2.3%
	Kerry Group plc Class A	149,820	16,568,602
			45,606,634
	Healthcare Equipment & Services — 6.6%
	Health Care Equipment & Supplies — 4.6%
[a]	DexCom, Inc.	102,406	14,648,154
[a]	Inogen, Inc.	26,250	6,408,150
[a]	Nevro Corp.	201,203	11,468,571
	Health Care Providers & Services — 2.0%
[a]	DaVita, Inc.	201,007	14,398,132
			46,923,007
	Materials — 1.9%
	Chemicals — 1.9%
	CF Industries Holdings, Inc.	247,268	13,461,270
			13,461,270
	Media & Entertainment — 14.8%
	Entertainment — 1.8%
[a]	Netflix, Inc.	33,150	12,402,410
	Interactive Media & Services — 8.1%
[a]	Alphabet, Inc. Class C	19,785	23,612,804
	Auto Trader Group plc	2,250,674	13,101,141
[a]	Facebook, Inc. Class A	129,500	21,297,570
	Media — 2.7%
	Comcast Corp. Class A	550,763	19,502,518
	Software — 2.2%
	Activision Blizzard, Inc.	190,300	15,831,057
			105,747,500
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Core Growth Fund  |  September 30, 2018
		SHARES	VALUE
	Pharmaceuticals, Biotechnology & Life Sciences — 5.2%
	Biotechnology — 5.2%
[a]	Alexion Pharmaceuticals, Inc.	129,325	$ 17,977,468
[a]	Alkermes plc	199,692	8,474,929
	Gilead Sciences, Inc.	136,300	10,523,723
			36,976,120
	Retailing — 12.9%
	Internet & Direct Marketing Retail — 9.9%
[a]	Alibaba Group Holding Ltd. ADR	81,100	13,362,036
[a]	Amazon.com, Inc.	15,000	30,045,000
[a]	Booking Holdings, Inc.	5,445	10,802,880
	Expedia Group, Inc.	123,576	16,124,196
	Specialty Retail — 3.0%
	TJX Companies, Inc.	191,842	21,490,141
			91,824,253
	Software & Services — 24.9%
	Information Technology Services — 14.0%
[a]	FleetCor Technologies, Inc.	107,656	24,528,343
[a]	PayPal Holdings, Inc.	161,600	14,194,944
	Visa, Inc. Class A	161,000	24,164,490
[a]	Wix.com Ltd.	130,007	15,561,837
[a]	Worldpay, Inc. Class A	211,421	21,410,605
	Software — 10.9%
[a]	Globant S.A.	190,509	11,238,126
[a]	Pivotal Software, Inc.	439,400	8,603,452
[a]	Proofpoint, Inc.	63,603	6,762,907
[a]	ServiceNow, Inc.	78,712	15,398,429
[a]	Splunk, Inc.	87,374	10,564,390
	SS&C Technologies Holdings, Inc.	284,955	16,193,993
[a]	Workday, Inc. Class A	64,828	9,463,591
			178,085,107
	Technology Hardware & Equipment — 3.7%
	Communications Equipment — 1.7%
[a]	Palo Alto Networks, Inc.	54,675	12,316,091
	Technology Hardware, Storage & Peripherals — 2.0%
	Apple, Inc.	62,522	14,113,716
			26,429,807
	Total Common Stock (Cost $520,602,507)		667,845,018
	Short-Term Investments — 6.2%
[b]	Thornburg Capital Management Fund	4,378,582	43,785,824
	Total Short-Term Investments (Cost $43,785,824)		43,785,824
	Total Investments — 99.8% (Cost $564,388,331)		$711,630,842
	Other Assets Less Liabilities — 0.2%		1,733,487
	Net Assets — 100.0%		$713,364,329

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg Core Growth Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $520,602,507)	$ 667,845,018
Non-controlled affiliated issuer (cost $43,785,824)	43,785,824
Cash denominated in foreign currency (cost $117,760)	117,341
Receivable for investments sold	40,931,631
Receivable for fund shares sold	267,360
Dividends receivable	84,036
Dividend and interest reclaim receivable	1,089
Prepaid expenses and other assets	35,426
Total Assets	753,067,725
Liabilities
Payable for investments purchased	37,667,157
Payable for fund shares redeemed	1,144,197
Payable to investment advisor and other affiliates (Note 4)	643,408
Accounts payable and accrued expenses	248,634
Total Liabilities	39,703,396
Net Assets	$ 713,364,329
NET ASSETS CONSIST OF
Distributable earnings	$ 142,863,002
Net capital paid in on shares of beneficial interest	570,501,327
$ 713,364,329
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($296,429,136 applicable to 7,332,696 shares of beneficial interest outstanding - Note 5)	$ 40.43
Maximum sales charge, 4.50% of offering price	1.91
Maximum offering price per share	$ 42.34
Class C Shares:
Net asset value and offering price per share* ($53,902,779 applicable to 1,535,144 shares of beneficial interest outstanding - Note 5)	$ 35.11
Class I Shares:
Net asset value, offering and redemption price per share ($286,152,284 applicable to 6,603,571 shares of beneficial interest outstanding - Note 5)	$ 43.33
Class R3 Shares:
Net asset value, offering and redemption price per share ($40,962,530 applicable to 1,019,912 shares of beneficial interest outstanding - Note 5)	$ 40.16
Class R4 Shares:
Net asset value, offering and redemption price per share ($4,484,486 applicable to 110,557 shares of beneficial interest outstanding - Note 5)	$ 40.56
Class R5 Shares:
Net asset value, offering and redemption price per share ($31,433,114 applicable to 726,151 shares of beneficial interest outstanding - Note 5)	$ 43.29

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
10  |  Annual Report

Statement of Operations
Thornburg Core Growth Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $37,338)	$ 4,548,165
Non-controlled affiliated issuer	718,680
Total Income	5,266,845
EXPENSES
Investment advisory fees (Note 4)	5,779,553
Administration fees (Note 4)
Class A Shares	210,434
Class C Shares	113,599
Class I Shares	187,580
Class R3 Shares	43,649
Class R4 Shares	4,711
Class R5 Shares	22,433
Distribution and service fees (Note 4)
Class A Shares	547,571
Class C Shares	1,143,796
Class R3 Shares	222,240
Class R4 Shares	11,852
Transfer agent fees
Class A Shares	202,135
Class C Shares	147,880
Class I Shares	192,493
Class R3 Shares	122,033
Class R4 Shares	20,565
Class R5 Shares	99,591
Registration and filing fees
Class A Shares	13,135
Class C Shares	13,107
Class I Shares	12,585
Class R3 Shares	12,188
Class R4 Shares	13,728
Class R5 Shares	12,531
Custodian fees (Note 2)	61,314
Professional fees	54,601
Trustee and officer fees (Note 4)	35,216
Accounting fees (Note 4)	4,217
Other expenses	84,975
Total Expenses	9,389,712
Less:
Expenses reimbursed by investment advisor (Note 4)	(422,441)
Net Expenses	8,967,271
Net Investment Loss	$ (3,700,426)
Annual Report  |  11

Statement of Operations, Continued
Thornburg Core Growth Fund  |  Year Ended September 30, 2018
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 165,764,085
Foreign currency transactions	1,281
165,765,366
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(16,296,600)
Foreign currency translations	(638)
(16,297,238)
Net Realized and Unrealized Gain	149,468,128
Net Increase in Net Assets Resulting from Operations	$ 145,767,702
See notes to financial statements.
12   |  Annual Report

Statements of Changes in Net Assets
Thornburg Core Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$ (3,700,426)	$ (5,077,617)
Net realized gain (loss) on investments and foreign currency transactions	165,765,366	74,010,155
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(16,297,238)	18,445,509
Net Increase in Net Assets Resulting from Operations	145,767,702	87,378,047
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	63,051,371	(38,160,794)
Class C Shares	(101,970,153)	(44,372,259)
Class I Shares	(4,992,603)	5,746,285
Class R3 Shares	(15,683,490)	(15,580,646)
Class R4 Shares	(7,673,126)	(2,258,476)
Class R5 Shares	(1,875,573)	(11,221,929)
Net Increase (Decrease) in Net Assets	76,624,128	(18,469,772)
NET ASSETS
Beginning of Year	636,740,201	655,209,973
End of Year	$ 713,364,329	$ 636,740,201
See notes to financial statements.
Annual Report  |  13

Notes to Financial Statements
Thornburg Core Growth Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.
The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2018
Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 566,147,082
Gross unrealized appreciation on a tax basis	154,032,252
Gross unrealized depreciation on a tax basis	(8,548,492)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 145,483,760
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2018
Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.
At September 30, 2018, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to October 31, 2017 through September 30, 2018 of $2,619,982. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2019.
During the year ended September 30, 2018, the Fund utilized $165,372,535 of capital loss carryforwards generated prior to October 1, 2011.
At September 30, 2018, the Fund had $11,758,022 of capital loss carryforwards generated prior to October 1, 2011 which expired.
In order to account for permanent book to tax differences, the Fund decreased the accumulated net investment loss by $4,549,103, decreased the accumulated net realized gain (loss) by $11,756,742, and decreased the net capital paid in on shares of beneficial interest by $16,305,845. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency gains (losses), nondeductible operating losses and expiration of capital loss carryforwards.
At September 30, 2018, the Fund did not have any undistributed tax basis net ordinary investment income or undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2018
investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2018
include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 667,845,018	$ 667,845,018	$ —	$ —
Short Term Investment	43,785,824	43,785,824	—	—
Total Investments in Securities	$ 711,630,842	$ 711,630,842	$ —	$ —
Liabilities
Other Financial Instruments**
Spot Currency	$ (194)	$ (194)	$ —	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2018 was 0.862% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
18  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2018
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $8,983 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,359 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $157,476 for Class I Shares, $131,770 for Class R3 shares, $27,279 for Class R4 shares, and $105,631 for Class R5 shares, and voluntarily reimbursed $285 for Class A shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 11.90%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2018
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$15,059,338	$325,384,999	$(296,658,513)	$-	$-	$43,785,824	$718,680
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,648,691	$ 102,848,390	528,036	$ 16,129,664
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(1,078,735)	(39,797,019)	(1,824,517)	(54,290,458)
Net increase (decrease)	1,569,956	$ 63,051,371	(1,296,481)	$ (38,160,794)
Class C Shares
Shares sold	142,699	$ 4,669,918	156,108	$ 4,025,557
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(3,186,362)	(106,640,071)	(1,847,158)	(48,397,816)
Net decrease	(3,043,663)	$ (101,970,153)	(1,691,050)	$ (44,372,259)
Class I Shares
Shares sold	1,000,610	$ 39,866,402	1,507,646	$ 48,394,315
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(1,172,618)	(44,859,005)	(1,350,791)	(42,648,030)
Net increase (decrease)	(172,008)	$ (4,992,603)	156,855	$ 5,746,285
Class R3 Shares
Shares sold	152,644	$ 5,576,446	208,990	$ 6,187,881
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(589,803)	(21,259,936)	(737,733)	(21,768,527)
Net decrease	(437,159)	$ (15,683,490)	(528,743)	$ (15,580,646)
Class R4 Shares
Shares sold	180,163	$ 8,379,103	86,518	$ 2,612,583
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(233,164)	(16,052,229)	(163,743)	(4,871,059)
Net decrease	(53,001)	$ (7,673,126)	(77,225)	$ (2,258,476)
Class R5 Shares
Shares sold	211,055	$ 6,542,444	170,920	$ 5,460,302
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(414,498)	(8,418,017)	(529,696)	(16,682,231)
Net decrease	(203,443)	$ (1,875,573)	(358,776)	$ (11,221,929)
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2018
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $346,041,647 and $448,537,054, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the year ended September 30, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  21

Financial Highlights
Thornburg Core Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 32.46	(0.21)	8.18	7.97	—	—	—	$ 40.43
2017 (b)	$ 28.22	(0.24)	4.48	4.24	—	—	—	$ 32.46
2016 (b)	$ 26.09	(0.27)	2.40	2.13	—	—	—	$ 28.22
2015 (b)	$ 26.44	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.09
2014 (b)	$ 24.35	(0.28)	2.37	2.09	—	—	—	$ 26.44
CLASS C SHARES
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	$ 35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	$ 28.43
2016	$ 23.20	(0.41)	2.11	1.70	—	—	—	$ 24.90
2015	$ 23.69	(0.42)	(0.07)	(0.49)	—	—	—	$ 23.20
2014	$ 21.98	(0.43)	2.14	1.71	—	—	—	$ 23.69
CLASS I SHARES
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	$ 43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	$ 34.67
2016	$ 27.64	(0.17)	2.54	2.37	—	—	—	$ 30.01
2015	$ 27.90	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.64
2014	$ 25.59	(0.18)	2.49	2.31	—	—	—	$ 27.90
CLASS R3 SHARES
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	$ 40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	$ 32.30
2016	$ 26.01	(0.29)	2.38	2.09	—	—	—	$ 28.10
2015	$ 26.39	(0.29)	(0.09)	(0.38)	—	—	—	$ 26.01
2014	$ 24.33	(0.31)	2.37	2.06	—	—	—	$ 26.39
CLASS R4 SHARES
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	$ 40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	$ 32.59
2016	$ 26.19	(0.27)	2.41	2.14	—	—	—	$ 28.33
2015	$ 26.54	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.19
2014	$ 24.44	(0.28)	2.38	2.10	—	—	—	$ 26.54
CLASS R5 SHARES
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	$ 43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	$ 34.64
2016	$ 27.61	(0.17)	2.54	2.37	—	—	—	$ 29.98
2015	$ 27.87	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.61
2014	$ 25.56	(0.18)	2.49	2.31	—	—	—	$ 27.87

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Core Growth Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

(0.57)	1.34	1.34	1.34	24.55	54.98	$ 296,429
(0.79)	1.40	1.40	1.40	15.02	72.03	$ 187,062
(1.00)	1.40	1.40	1.40	8.16	86.24	$ 199,178
(0.93)	1.39	1.39	1.39	(1.32)	96.02	$ 234,284
(1.06)	1.40	1.40	1.40	8.58	100.62	$ 277,099

(1.33)	2.14	2.14	2.14	23.50	54.98	$ 53,903
(1.56)	2.16	2.16	2.16	14.18	72.03	$ 130,165
(1.76)	2.16	2.16	2.16	7.33	86.24	$ 156,115
(1.69)	2.15	2.15	2.15	(2.07)	96.02	$ 176,422
(1.81)	2.14	2.14	2.14	7.78	100.62	$ 200,664

(0.20)	0.99	0.99	1.05	24.98	54.98	$ 286,152
(0.37)	0.99	0.99	1.05	15.53	72.03	$ 234,922
(0.59)	0.99	0.99	1.05	8.57	86.24	$ 198,658
(0.53)	0.99	0.99	1.05	(0.93)	96.02	$ 244,691
(0.65)	0.99	0.99	1.03	9.03	100.62	$ 251,122

(0.72)	1.50	1.50	1.80	24.33	54.98	$ 40,963
(0.90)	1.50	1.50	1.84	14.95	72.03	$ 47,064
(1.10)	1.50	1.50	1.81	8.04	86.24	$ 55,809
(1.05)	1.50	1.50	1.79	(1.44)	96.02	$ 70,310
(1.16)	1.50	1.50	1.80	8.47	100.62	$ 90,788

(0.62)	1.40	1.40	1.97	24.46	54.98	$ 4,484
(0.80)	1.40	1.40	2.00	15.04	72.03	$ 5,330
(1.00)	1.40	1.40	1.86	8.17	86.24	$ 6,821
(0.94)	1.40	1.40	1.82	(1.32)	96.02	$ 9,632
(1.06)	1.40	1.40	1.77	8.59	100.62	$ 11,306

(0.21)	0.99	0.99	1.33	24.97	54.98	$ 31,433
(0.38)	0.99	0.99	1.34	15.54	72.03	$ 32,197
(0.59)	0.99	0.99	1.30	8.58	86.24	$ 38,629
(0.54)	0.99	0.99	1.24	(0.93)	96.02	$ 45,126
(0.65)	0.99	0.99	1.28	9.04	100.62	$ 61,818
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Core Growth Fund
To the Trustees and Shareholders of the
Thornburg Core Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Core Growth Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,122.43	$ 7.02
Hypothetical*	$1,000.00	$1,018.45	$ 6.68
CLASS C SHARES
Actual	$1,000.00	$1,117.44	$11.25
Hypothetical*	$1,000.00	$1,014.44	$10.71
CLASS I SHARES
Actual	$1,000.00	$1,123.99	$ 5.27
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R3 SHARES
Actual	$1,000.00	$1,121.16	$ 7.98
Hypothetical*	$1,000.00	$1,017.55	$ 7.59
CLASS R4 SHARES
Actual	$1,000.00	$1,121.68	$ 7.45
Hypothetical*	$1,000.00	$1,018.05	$ 7.08
CLASS R5 SHARES
Actual	$1,000.00	$1,124.41	$ 5.27
Hypothetical*	$1,000.00	$1,020.10	$ 5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.32%; C: 2.12%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the
Annual Report  |  29

Other Information, Continued
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a mutual fund category created by an independent mutual fund analyst firm, and to two broad-based securities indices; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (8) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to the performance from the perspective of longer term shareholders. The Trustees had considered the Advisor’s past success in rectifying underperformance by other funds in last year’s evaluation, and noted in this year’s evaluation the continued improvement in the Fund’s relative investment performance since the year before. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole were satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was higher than the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second share class was comparable to the median and lower than the average levels for the category. Peer group data showed that the Fund’s advisory fee level was higher than the median of each of two peer groups but that this level was comparable to other funds in the peer groups. The total expense levels of the two share classes considered were higher than the medians of their respective peer groups but comparable to other funds in their peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a
30   |  Annual Report

Other Information, Continued
Thornburg Core Growth Fund  |  September 30, 2018 (Unaudited)
sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided to the Trustees demonstrated that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

This page intentionally left blank.
34  |  Annual Report

This page intentionally left blank.
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH082

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg International Growth Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
For the fiscal year ended September 30, 2018, Thornburg International Growth Fund returned 3.61% (Class I shares), outperforming its benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 3.08%. On September 30, 2018, the net asset value of the Class I shares was $24.51.
We are pleased to have delivered positive returns on both an absolute and relative basis this fiscal year. The past 12 months have certainly been eventful. We began the fiscal year with a healthy economic backdrop, leading to a rare synchronization of growth across the world’s major economies. Coupled with relatively muted inflation trends and accommodative central bank policies, global equity markets rallied sharply to start this fiscal period. However, the initial enthusiasm eventually turned into market volatility as investors digested an escalation of trade tensions between the U.S. and China. We also saw a series of currency crises in some emerging markets, such as Turkey and Argentina. In Europe, although economic fundamentals remain solid and the region remains on a recovery path, trade concerns have taken a small toll and growth has begun to moderate. All this adds up to international markets struggling to find much of a positive direction until trade war concerns and investor anxiety abate. Through this, we’ve attempted to navigate the markets as we typically have, by owning high-quality growth companies with low macro dependence that can compound business value based upon stock-specific drivers we’ve identified.
During the fiscal year, the top-performing sectors for the Fund were information technology, consumer staples, and energy. Within information technology, we saw a relatively neutral impact from allocation tilts, instead deriving nearly all of our outperformance from strong underlying stock selection. Consumer staples as a sector was a relative underperformer for the benchmark over the past year, however, we benefited from positive stock selection. Energy as a sector did well on the back of rising oil prices, and although we were slightly underweight, our positive stock selection helped to more than offset that. Our worst-performing sectors were communication services, consumer discretionary, and health care, where we had a handful of stock-level detractors.
Geographically, significant contributors to performance were Japan and the eurozone. Japan was the best-performing region within the benchmark over the past year, and although our underweight here led to negative allocation effects, good stock selection more than compensated for those. Our primary detractor geographically was Hong Kong, where our Macau casino operator holdings saw negative stock returns over the period.
Ultimately, as a relatively concentrated portfolio of 50–60 high-conviction stocks, our performance is largely influenced by the individual securities we choose to own. Below is a discussion of our primary contributors and detractors to performance during the period.
Contributors and Detractors
Leading contributors to performance for this period included Wirecard AG, Worldpay, Kose Corp., Mastercard, and Edenred.
Wirecard is a digital payments company based in Germany that has been a long-time Fund holding. The company’s underlying growth momentum remains robust. Wirecard has steadily compounded revenues and earnings above Street expectations as it benefits from the secular trend in payments digitization.
Worldpay is a global provider of payment solutions. During the year, Worldpay saw an acceleration of organic revenue growth. Shares rallied as investors came to appreciate the strategic benefits of a truly global operator with significant scale, following the merger of Worldpay with Vantiv.
Kose is a Japanese cosmetics company that has seen earnings grow substantially, thanks to a variety of growth drivers. These growth drivers include a rising demand for premium skincare products from Chinese consumers, increasing market share within Japan’s domestic market, and the rapid growth of Kose’s U.S. brand, Tarte, that focuses on millennial consumers.
Mastercard is a leading global payments and technology company that helps to enable global commerce. During the period, Mastercard delivered strong financial results. Over the long run, Mastercard is poised to continue to benefit from the secular trend of a shift of payments transactions from cash toward digital forms.
Edenred is a France-based global provider of payment and benefits solutions. During the year, Edenred saw an acceleration across all of its key performance indicators. In addition, Edenred’s operations in Brazil inflected upward, with growth moving into positive territory, following several quarters of declines.
Primary detractors to performance this period were Altice Europe, Bayer, Criteo, MGM China, and Cielo.
Altice Europe is a telecommunications company offering services such as cable television, broadband internet, and mobile phone services. During the fiscal year, Altice shares sold off as a mismanaged price increase in France led to elevated subscriber churn and a shortfall to earnings. Weaker growth prospects coupled with the financial risk of a heavy debt burden led us to exit the position.
Bayer is a leading German-based pharmaceutical and agricultural chemicals company. In mid-August, Bayer’s recently closed Monsanto business received a highly punitive jury verdict in a California case over the safety of its leading crop protection chemical, glyphosate. Despite the overwhelming scientific body of evidence supporting the safety of glyphosate, the litigation

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
introduced a level of uncertainty in the shares that impaired our thesis. We have since exited the position.
Criteo is a French online advertising services company. The stock declined during this period as the company failed to mitigate the revenue declines caused by Apple’s changes to ad tracking on its mobile Safari web browser. Given a negative growth outlook over the near term, we sold our shares.
MGM China is a casino operator in Macau. During this period MGM opened a new casino property on the Cotai strip, however, the property has not been particularly well-received by consumers. Furthermore, investors have become more cautious on Macau gaming stocks as industry growth is decelerating and macroeconomic indicators in China signal a worsening environment. We no longer own the shares.
Cielo is a Brazilian payments solutions company. Shares fell during this period as increasing competitive pressures resulted in a loss of market share and weak financial results. We have sold out of the position.
We manage this Fund with a long-term perspective. While we enjoy outperforming the index over shorter periods of time, our focus remains on delivering our shareholders superior risk-adjusted returns through full market cycles. We strive to achieve this through our fundamentally driven process, which employs rigorous, bottom-up analysis that seeks to invest in the most compelling high-quality businesses internationally, with wide economic moats that are undervalued by the markets for their long-term growth potential. During the fiscal year, the Fund Class I shares received a Thomson Reuter Lipper Fund award for best International Multi-Cap Growth Fund for the 10-year period ended November 30, 2017, among 245 funds. This brings the total number of Lipper awards the Fund has won to six. We are pleased to have received this prestigious award as it recognizes the collective hard work and talent of everyone at Thornburg. We look forward to the next decade and beyond as we work tirelessly to continue to produce strong long-term performance for all our shareholders.
We thank you for investing alongside us in Thornburg International Growth Fund.

Greg Dunn Managing Director Portfolio Manager	Sean Koung Sun, cfa Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 2/1/07)
Without sales charge	3.28%	11.53%	5.37%	10.21%	7.59%
With sales charge	-1.36%	9.83%	4.40%	9.70%	7.17%
Class C Shares (Incep: 2/1/07)
Without sales charge	2.47%	10.67%	4.57%	9.44%	6.83%
With sales charge	1.48%	10.67%	4.57%	9.44%	6.83%
Class I Shares (Incep: 2/1/07)	3.61%	11.95%	5.78%	10.73%	8.12%
Class R3 Shares (Incep: 2/1/08)	3.08%	11.38%	5.24%	10.17%	6.50%
Class R4 Shares (Incep: 2/1/08)	3.16%	11.49%	5.34%	10.28%	6.60%
Class R5 Shares (Incep: 2/1/08)	3.64%	11.95%	5.77%	10.72%	7.04%
Class R6 Shares (Incep: 2/1/13)	3.72%	12.05%	5.87%	-	8.62%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	3.08%	10.59%	5.32%	5.83%	3.35%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.39%; C shares, 2.12%; I shares, 1.06%; R3 shares, 2.04%; R4 shares, 1.80%; R5 shares, 1.31%; R6 shares, 1.06%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Lipper fund classification awards are given for the three-year, five-year, and 10-year periods. Fund family awards are issued for the three-year period only. Thornburg did not win the awards for any time periods or years other than those listed above. Only fund families with at least five bond funds were eligible for the Best Fixed Income Funds Manager Award. Lipper’s Large Company universe was comprised of fund families with more than $40 billion in total net assets for the 2012 award and more than $28 billion for the 2008 award.
From Thomson Reuters Lipper Awards, © 2018 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without express written permission is prohibited.

Glossary
The MSCI All Country (AC) World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Stagflation – Stagflation is a condition of slow economic growth and relatively high unemployment – economic stagnation – accompanied by rising prices, or inflation, or inflation and a decline in Gross Domestic Product (GDP). Stagflation is an economic problem defined in equal parts by its rarity and by the lack of consensus among academics on how exactly it comes to pass.

6  |  Annual Report

Fund Summary
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Worldpay, Inc. Class A	3.3%
Wirecard AG	3.2%
Fresenius Medical Care AG & Co. KGaA	2.9%
AstraZeneca plc	2.8%
Alibaba Group Holding Ltd. Sponsored ADR	2.7%
Tencent Holdings Ltd.	2.6%
Auto Trader Group plc	2.6%
Just Eat plc	2.6%
adidas AG	2.5%
Royal Dutch Shell plc Class A	2.5%
SECTOR EXPOSURE
Consumer Discretionary	29.6%
Communication Services	13.1%
Information Technology	11.2%
Health Care	11.1%
Consumer Staples	9.8%
Financials	7.4%
Industrials	5.7%
Energy	2.5%
Other Assets Less Liabilities	9.6%

TOP TEN INDUSTRY GROUPS
Retailing	17.5%
Media & Entertainment	13.1%
Software & Services	11.2%
Consumer Services	9.6%
Food, Beverage & Tobacco	7.6%
Pharmaceuticals, Biotechnology & Life Sciences	6.9%
Diversified Financials	5.4%
Healthcare Equipment & Services	4.2%
Commercial & Professional Services	3.7%
Consumer Durables & Apparel	2.5%

COUNTRY EXPOSURE* (percent of equity holdings)
United Kingdom	21.0%
Germany	12.9%
China	11.7%
United States	10.2%
France	8.7%
Japan	8.2%
Ireland	4.5%
Mexico	3.2%
India	2.8%
Netherlands	2.7%
Hong Kong	2.4%
Australia	2.3%
Russian Federation	2.3%
Switzerland	2.1%
Sweden	1.8%
Spain	1.8%
Macao	1.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg International Growth Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 90.4%
	Banks — 2.0%
	Banks — 1.3%
[a]	Commerzbank AG	2,188,171	$ 22,801,678
	Thrifts & Mortgage Finance — 0.7%
	Housing Development Finance Corp. Ltd.	550,469	13,289,016
			36,090,694
	Commercial & Professional Services — 3.7%
	Commercial Services & Supplies — 2.3%
	Edenred	1,045,547	39,853,415
	Professional Services — 1.4%
	Nihon M&A Center, Inc.	851,500	25,555,492
			65,408,907
	Consumer Durables & Apparel — 2.5%
	Textiles, Apparel & Luxury Goods — 2.5%
	adidas AG	183,507	44,934,541
			44,934,541
	Consumer Services — 9.6%
	Diversified Consumer Services — 1.5%
[a]	TAL Education Group ADR	1,007,538	25,903,801
	Hotels, Restaurants & Leisure — 8.1%
	Alsea SAB de CV	4,554,851	15,470,040
	Domino’s Pizza Enterprises Ltd.	237,272	9,124,441
	Domino’s Pizza Group plc	9,110,156	33,176,459
	Evolution Gaming Group AB	101,221	7,215,103
	Galaxy Entertainment Group Ltd.	6,016,834	38,160,763
	Merlin Entertainments plc	3,305,114	17,248,778
	Sands China Ltd.	5,422,200	24,553,960
			170,853,345
	Diversified Financials — 5.4%
	Capital Markets — 5.4%
	Hargreaves Lansdown plc	817,950	23,827,699
	Japan Exchange Group, Inc.	2,041,513	35,576,446
	St James’s Place plc	2,464,497	36,747,867
			96,152,012
	Energy — 2.5%
	Oil, Gas & Consumable Fuels — 2.5%
	Royal Dutch Shell plc Class A	1,288,629	44,249,030
			44,249,030
	Food & Staples Retailing — 0.5%
	Food & Staples Retailing — 0.5%
	PriceSmart, Inc.	105,586	8,547,187
			8,547,187
	Food, Beverage & Tobacco — 7.6%
	Beverages — 2.0%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	365,219	36,145,725
	Food Products — 3.9%
	Danone S.A.	413,274	32,004,792
	Kerry Group plc Class A	336,048	37,163,568
	Tobacco — 1.7%
	ITC Ltd.	7,561,419	31,172,990
			136,487,075
	Healthcare Equipment & Services — 4.2%
	Health Care Equipment & Supplies — 1.3%
	Essilor International Cie Generale d’Optique S.A.	164,500	24,342,033
8   |  Annual Report

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2018
		SHARES	VALUE
	Health Care Providers & Services — 2.9%
	Fresenius Medical Care AG & Co. KGaA	502,322	$ 51,661,733
			76,003,766
	Household & Personal Products — 1.7%
	Personal Products — 1.7%
	Kose Corp.	158,300	30,163,659
			30,163,659
	Media & Entertainment — 13.1%
	Entertainment — 2.4%
[a]	Ubisoft Entertainment S.A.	402,751	43,684,522
	Interactive Media & Services — 10.7%
	Auto Trader Group plc	7,863,297	45,772,140
[a]	Baidu, Inc. Sponsored ADR	144,732	33,097,314
	carsales.com Ltd.	2,733,510	28,571,767
	Tencent Holdings Ltd.	1,136,200	46,908,971
[a]	Yandex N.V. Class A	1,118,629	36,791,708
			234,826,422
	Pharmaceuticals, Biotechnology & Life Sciences — 6.9%
	Biotechnology — 1.6%
	Grifols S.A.	1,013,322	28,542,326
	Life Sciences Tools & Services — 1.9%
	Lonza Group AG	101,300	34,578,663
	Pharmaceuticals — 3.4%
	AstraZeneca plc	647,827	50,350,255
[b]	Yunnan Baiyao Group Co. Ltd. Class A	958,969	9,788,157
			123,259,401
	Retailing — 17.5%
	Internet & Direct Marketing Retail — 12.6%
[a]	Alibaba Group Holding Ltd. ADR	296,930	48,922,187
[a]	ASOS plc	507,054	38,080,732
[a]	Booking Holdings, Inc.	10,427	20,687,168
[a]	Boozt AB	2,597,563	21,920,609
[a]	Ctrip.com International Ltd. ADR	652,300	24,245,991
[a]	Farfetch Ltd.	240,900	6,559,707
	Start Today Co. Ltd.	1,122,800	33,994,297
[a]	Zalando SE	793,547	30,874,375
	Internet Software & Services — 2.9%
[a]	Just Eat plc	5,238,614	45,761,331
[a]	Mercari, Inc.	193,365	6,390,473
	Multiline Retail — 2.0%
	B&M European Value Retail S.A.	6,916,508	34,869,938
			312,306,808
	Software & Services — 11.2%
	Information Technology Services — 10.8%
	Mastercard, Inc. Class A	174,977	38,951,630
	Visa, Inc. Class A	251,232	37,707,411
	Wirecard AG	263,798	57,182,997
[a]	Worldpay, Inc. Class A	579,976	58,494,707
	Software — 0.4%
[a]	Blue Prism Group plc	223,638	6,922,884
			199,259,629
	Transportation — 2.0%
	Airlines — 2.0%
[a]	Ryanair Holdings plc Sponsored ADR	364,115	34,969,605
			34,969,605
	Total Common Stock (Cost $1,313,426,480)		1,613,512,081
Annual Report  |  9

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2018
		SHARES	VALUE
	Short-Term Investments — 9.8%
[c]	Thornburg Capital Management Fund	17,596,603	$ 175,966,031
	Total Short-Term Investments (Cost $175,966,031)		175,966,031
	Total Investments — 100.2% (Cost $1,489,392,511)		$1,789,478,112
	Liabilities Net of Other Assets — (0.2)%		(3,929,586)
	Net Assets — 100.0%		$1,785,548,526

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2018
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	BBH	Sell	41,056,500	10/10/2018	53,531,853	$ —	$ (317,702)

Net unrealized appreciation/depreciation							$ (317,702)

*	Counterparty includes Brown Brothers Harriman & Co. ("BBH").

Footnote Legend
a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Annual Report

This page intentionally left blank.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg International Growth Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,313,426,480)	$ 1,613,512,081
Non-controlled affiliated issuer (cost $175,966,031)	175,966,031
Cash denominated in foreign currency (cost $1,101,072)	1,099,278
Receivable for fund shares sold	3,758,460
Dividends receivable	2,264,305
Dividend and interest reclaim receivable	864,946
Prepaid expenses and other assets	60,559
Total Assets	1,797,525,660
Liabilities
Payable for investments purchased	7,607,930
Payable for fund shares redeemed	2,132,971
Unrealized depreciation on forward currency contracts (Note 7)	317,702
Payable to investment advisor and other affiliates (Note 4)	1,374,403
Deferred taxes payable (Note 2)	85,938
Accounts payable and accrued expenses	456,877
Dividends payable	1,313
Total Liabilities	11,977,134
Net Assets	$ 1,785,548,526
NET ASSETS CONSIST OF
Distributable earnings	$ 355,399,573
Net capital paid in on shares of beneficial interest	1,430,148,953
$ 1,785,548,526
12   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg International Growth Fund  |  September 30, 2018
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($127,862,350 applicable to 5,377,584 shares of beneficial interest outstanding - Note 5)	$ 23.78
Maximum sales charge, 4.50% of offering price	1.12
Maximum offering price per share	$ 24.90
Class C Shares:
Net asset value and offering price per share* ($77,262,014 applicable to 3,478,046 shares of beneficial interest outstanding - Note 5)	$ 22.21
Class I Shares:
Net asset value, offering and redemption price per share ($1,470,210,669 applicable to 59,978,109 shares of beneficial interest outstanding - Note 5)	$ 24.51
Class R3 Shares:
Net asset value, offering and redemption price per share ($8,425,998 applicable to 358,009 shares of beneficial interest outstanding - Note 5)	$ 23.54
Class R4 Shares:
Net asset value, offering and redemption price per share ($12,643,887 applicable to 535,026 shares of beneficial interest outstanding - Note 5)	$ 23.63
Class R5 Shares:
Net asset value, offering and redemption price per share ($38,052,314 applicable to 1,548,382 shares of beneficial interest outstanding - Note 5)	$ 24.58
Class R6 Shares:
Net asset value, offering and redemption price per share ($51,091,294 applicable to 2,072,467 shares of beneficial interest outstanding - Note 5)	$ 24.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg International Growth Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,475,346)	$ 21,743,978
Non-controlled affiliated issuer	2,644,810
Total Income	24,388,788
EXPENSES
Investment advisory fees (Note 4)	13,629,568
Administration fees (Note 4)
Class A Shares	128,482
Class C Shares	89,583
Class I Shares	995,404
Class R3 Shares	9,542
Class R4 Shares	14,875
Class R5 Shares	30,777
Class R6 Shares	26,038
Distribution and service fees (Note 4)
Class A Shares	329,959
Class C Shares	916,688
Class R3 Shares	48,400
Class R4 Shares	37,523
Transfer agent fees
Class A Shares	144,006
Class C Shares	101,683
Class I Shares	820,935
Class R3 Shares	37,841
Class R4 Shares	89,412
Class R5 Shares	128,468
Class R6 Shares	4,419
Registration and filing fees
Class A Shares	17,687
Class C Shares	16,319
Class I Shares	34,638
Class R3 Shares	13,142
Class R4 Shares	13,142
Class R5 Shares	13,546
Class R6 Shares	14,164
Custodian fees (Note 2)	275,101
Professional fees	106,012
Trustee and officer fees (Note 4)	96,907
Accounting fees (Note 4)	9,726
Other expenses	130,282
Total Expenses	18,324,269
Less:
Expenses reimbursed by investment advisor (Note 4)	(271,997)
Net Expenses	18,052,272
Net Investment Income	$ 6,336,516
14   |  Annual Report

Statement of Operations, Continued
Thornburg International Growth Fund  |  Year Ended September 30, 2018
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 66,690,543
Forward currency contracts (Note 7)	3,722,534
Foreign currency transactions	(73,642)
70,339,435
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $33,765)	(31,569,104)
Forward currency contracts (Note 7)	(317,702)
Foreign currency translations	(14,772)
(31,901,578)
Net Realized and Unrealized Gain	38,437,857
Net Increase in Net Assets Resulting from Operations	$ 44,774,373
See notes to financial statements.
Annual Report  |  15

Statements of Changes in Net Assets
Thornburg International Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 6,336,516	$ 4,391,619
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	70,339,435	54,252,107
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(31,901,578)	207,472,745
Net Increase in Net Assets Resulting from Operations	44,774,373	266,116,471
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	(4,353,047)	(33,259)
Class C Shares	(3,292,844)	-
Class I Shares	(39,027,537)	(2,772,232)
Class R3 Shares	(362,877)	-
Class R4 Shares	(585,837)	(1,560)
Class R5 Shares	(1,479,337)	(109,111)
Class R6 Shares	(427,325)	(39,079)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	6,349,924	(68,891,176)
Class C Shares	(13,195,591)	(24,825,716)
Class I Shares	344,647,497	(105,022,196)
Class R3 Shares	(2,096,023)	(4,722,550)
Class R4 Shares	(4,571,543)	(29,943,271)
Class R5 Shares	(7,747,585)	(29,956,856)
Class R6 Shares	39,857,628	2,247,588
Net Increase in Net Assets	358,489,876	2,047,053
NET ASSETS
Beginning of Year	1,427,058,650	1,425,011,597
End of Year	$ 1,785,548,526	$ 1,427,058,650
See notes to financial statements.
16   |  Annual Report

Notes to Financial Statements
Thornburg International Growth Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,490,600,645
Gross unrealized appreciation on a tax basis	323,622,838
Gross unrealized depreciation on a tax basis	(25,063,073)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 298,559,765
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses, marked-to-market adjustments of outstanding forward currency contacts, and return of capital basis adjustments on non-REIT securities.
In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $105,092, decreased accumulated net realized gain (loss) by $9,939,309, and increased net capital paid in on shares of beneficial interest by $10,044,401. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), disposition of passive foreign investment company (“PFIC”) investment, equalization of undistributed capital gains to shareholders, distribution re-designations, and return of capital basis adjustments on non-REIT securities.
At September 30, 2018, the Fund had $6,561,462 of undistributed tax basis ordinary investment income and $50,351,697 of undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 3,100,661	$ 2,955,241
Capital gains	46,428,143	-
Total	$ 49,528,804	$ 2,955,241
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 1,613,512,081	$ 1,603,723,924	$ —	$ 9,788,157
Short Term Investment	175,966,031	175,966,031	—	—
Total Investments in Securities	$ 1,789,478,112	$ 1,779,689,955	$ —	$ 9,788,157(b)
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$ (317,702)	$ —	$ (317,702)	$ —
Spot Currency	(38,049)	(38,049)	—	—
Total Other Financial Instruments	$ (355,751)	$ (38,049)	$ (317,702)	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2018, industry classifications for Common Stock in level 3 consist of $9,788,157 in Pharmaceuticals, Biotechnology & Life Sciences.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2018.

	FAIR VALUE AT September 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 9,788,157	Last traded price	Discount rate	0%/(N/A)
Total	$9,788,157
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018 is as follows:
	COMMON STOCK	TOTAL (b)
Beginning Balance 9/30/2017	$ –	$ –
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	–	–
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)(a)	(3,305,492)	(3,305,492)
Transfers into Level 3	13,093,649	13,093,649
Transfers out of Level 3	–	–
Ending Balance 9/30/2018	$ 9,788,157	$ 9,788,157

Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2018, which were valued using significant unobservable inputs, was $(3,305,492). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2018.
(d)	Transfers into Level 3 were due to changes in market activity (e.g.) frequency of trades, which resulted in lack of available market input to determine price during the year ended September 30, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.55% of total net assets at the year ended September 30, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2018 was 0.814% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $31,156 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,417 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual
22  |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $9,199 for Class I shares, $45,939 for Class R3 shares, $73,065 for Class R4 shares, $112,472 for Class R5 shares, and $31,322 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 2.80%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$113,407,454	$578,585,607	$(516,027,030)	$-	$-	$175,966,031	$2,644,810
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,180,402	$ 53,138,767	1,524,481	$ 32,559,158
Shares issued to shareholders in reinvestment of dividends	176,065	3,991,389	1,301	30,926
Shares repurchased	(2,094,009)	(50,780,232)	(5,218,623)	(101,481,260)
Net increase (decrease)	262,458	$ 6,349,924	(3,692,841)	$ (68,891,176)
Class C Shares
Shares sold	707,448	$ 16,029,623	476,447	$ 9,727,710
Shares issued to shareholders in reinvestment of dividends	141,824	3,023,696	-	-
Shares repurchased	(1,401,958)	(32,248,910)	(1,848,320)	(34,553,426)
Net decrease	(552,686)	$ (13,195,591)	(1,371,873)	$ (24,825,716)
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	23,812,798	$ 594,176,730	14,858,952	$ 318,552,650
Shares issued to shareholders in reinvestment of dividends	1,552,672	36,192,788	109,759	2,578,227
Shares repurchased	(11,496,975)	(285,722,021)	(21,227,762)	(426,153,073)
Net increase (decrease)	13,868,495	$ 344,647,497	(6,259,051)	$ (105,022,196)
Class R3 Shares
Shares sold	127,377	$ 3,040,248	134,140	$ 2,780,591
Shares issued to shareholders in reinvestment of dividends	12,148	273,090	-	-
Shares repurchased	(226,411)	(5,409,361)	(375,435)	(7,503,141)
Net decrease	(86,886)	$ (2,096,023)	(241,295)	$ (4,722,550)
Class R4 Shares
Shares sold	236,526	$ 5,641,354	371,414	$ 7,282,773
Shares issued to shareholders in reinvestment of dividends	11,955	269,581	30	703
Shares repurchased	(438,404)	(10,482,478)	(1,792,234)	(37,226,747)
Net decrease	(189,923)	$ (4,571,543)	(1,420,790)	$ (29,943,271)
Class R5 Shares
Shares sold	419,136	$ 10,484,556	618,222	$ 13,028,340
Shares issued to shareholders in reinvestment of dividends	63,259	1,478,349	4,628	109,043
Shares repurchased	(791,632)	(19,710,490)	(2,123,484)	(43,094,239)
Net decrease	(309,237)	$ (7,747,585)	(1,500,634)	$ (29,956,856)
Class R6 Shares
Shares sold	1,720,938	$ 43,557,545	1,356,236	$ 26,361,838
Shares issued to shareholders in reinvestment of dividends	18,246	427,324	1,659	39,079
Shares repurchased	(165,298)	(4,127,241)	(1,155,373)	(24,153,329)
Net increase	1,573,886	$ 39,857,628	202,522	$ 2,247,588
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $812,651,756 and $506,052,894, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
24  |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
The Fund entered into forward currency contracts during the year ended September 30, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2018 was $56,646,385.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2018 is disclosed in the following table:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (317,702)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2018 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $317,702. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2018 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 3,722,534	$ 3,722,534
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (317,702)	$ (317,702)
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13
Annual Report  |  25

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2018
is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (33,259)
Class I Shares	(2,772,232)
Class R4 Shares	(1,560)
Class R5 Shares	(109,111)
Class R6 Shares	(39,079)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
26  |  Annual Report

This page intentionally left blank.
Annual Report  |  27

Financial Highlights
Thornburg International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	(0.81)	$ 23.78
2017 (b)	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	(0.01)	$ 23.85
2016 (b)	$ 17.78	— (c)	1.45	1.45	(0.01)	—	(0.01)	$ 19.22
2015 (b)	$ 19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$ 17.78
2014 (b)	$ 20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$ 19.10
CLASS C SHARES
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	(0.81)	$ 22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	$ 22.50
2016	$ 17.01	(0.13)	1.38	1.25	—	—	—	$ 18.26
2015	$ 18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$ 17.01
2014	$ 20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$ 18.45
CLASS I SHARES
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	(0.81)	$ 24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	(0.06)	$ 24.48
2016	$ 18.20	0.08	1.49	1.57	(0.08)	—	(0.08)	$ 19.69
2015	$ 19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$ 18.20
2014	$ 20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$ 19.51
CLASS R3 SHARES
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	(0.81)	$ 23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	$ 23.66
2016	$ 17.66	— (c)	1.42	1.42	(0.01)	—	(0.01)	$ 19.07
2015	$ 18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$ 17.66
2014	$ 20.46	— (c)	(0.90)	(0.90)	—	(0.57)	(0.57)	$ 18.99
CLASS R4 SHARES
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	(0.81)	$ 23.63
2017	$ 19.11	0.01	4.61	4.62	— (e)	—	—	$ 23.73
2016	$ 17.68	0.01	1.43	1.44	(0.01)	—	(0.01)	$ 19.11
2015	$ 19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$ 17.68
2014	$ 20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$ 19.00
CLASS R5 SHARES
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	(0.81)	$ 24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	(0.06)	$ 24.54
2016	$ 18.25	0.09	1.47	1.56	(0.08)	—	(0.08)	$ 19.73
2015	$ 19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$ 18.25
2014	$ 21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$ 19.55
CLASS R6 SHARES
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	(0.81)	$ 24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	(0.08)	$ 24.59
2016	$ 18.29	0.11	1.47	1.58	(0.10)	—	(0.10)	$ 19.77
2015	$ 19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$ 18.29
2014	$ 21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$ 19.59

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Net investment income (loss) is less than 0.01%.
(e)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
28  |  Annual Report

Financial Highlights, Continued
Thornburg International Growth Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.09	1.32	1.32	1.32	3.28	33.28	$ 127,863
(0.05)	1.42	1.42	1.43	24.12	60.88	$ 121,989
0.03	1.39	1.39	1.39	8.23	104.60	$ 169,248
(0.06)	1.42	1.42	1.42	(2.01)	92.01	$ 220,897
0.07	1.33	1.33	1.33	(4.46)	106.18	$ 508,044

(0.65)	2.08	2.08	2.08	2.47	33.28	$ 77,262
(0.69)	2.15	2.15	2.16	23.22	60.88	$ 90,689
(0.73)	2.15	2.15	2.15	7.35	104.60	$ 98,633
(0.77)	2.20	2.20	2.20	(2.72)	92.01	$ 108,062
(0.65)	2.09	2.09	2.09	(5.19)	106.18	$ 146,399

0.47	0.99	0.99	0.99	3.61	33.28	$ 1,470,211
0.50	0.99	0.99	1.03	24.66	60.88	$ 1,128,804
0.45	0.99	0.99	1.00	8.63	104.60	$ 1,030,921
0.47	0.99	0.99	1.01	(1.58)	92.01	$ 1,079,791
0.47	0.98	0.98	0.98	(4.09)	106.18	$ 1,171,032

(0.10)	1.50	1.50	1.98	3.08	33.28	$ 8,426
(0.03)	1.50	1.50	2.08	24.07	60.88	$ 10,525
(0.02)	1.50	1.50	2.04	8.03	104.60	$ 13,086
(0.13)	1.50	1.50	1.98	(2.03)	92.01	$ 15,851
— (d)	1.50	1.50	1.86	(4.63)	106.18	$ 22,739

(0.02)	1.40	1.40	1.88	3.16	33.28	$ 12,644
0.07	1.40	1.40	1.84	24.19	60.88	$ 17,200
0.04	1.40	1.40	1.68	8.17	104.60	$ 40,999
0.10	1.40	1.40	1.65	(1.97)	92.01	$ 38,038
0.04	1.39	1.39	1.63	(4.53)	106.18	$ 38,575

0.40	0.99	0.99	1.25	3.64	33.28	$ 38,052
0.40	0.99	0.99	1.28	24.68	60.88	$ 45,591
0.45	0.99	0.99	1.21	8.56	104.60	$ 66,271
0.46	0.99	0.99	1.20	(1.53)	92.01	$ 66,646
0.46	0.99	0.99	1.18	(4.15)	106.18	$ 69,217

0.82	0.89	0.89	0.99	3.72	33.28	$ 51,091
0.44	0.89	0.89	1.03	24.82	60.88	$ 12,261
0.60	0.89	0.89	1.34	8.65	104.60	$ 5,854
0.66	0.89	0.89	1.43	(1.43)	92.01	$ 4,191
0.58	0.89	0.89	1.34	(4.05)	106.18	$ 3,950
Annual Report  |  29

Report of Independent Registered Public Accounting Firm
Thornburg International Growth Fund
To the Trustees and Shareholders of the
Thornburg International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg International Growth Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
30   |  Annual Report

Expense Example
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$ 990.42	$ 6.44
Hypothetical*	$1,000.00	$1,018.60	$ 6.53
CLASS C SHARES
Actual	$1,000.00	$ 986.24	$10.21
Hypothetical*	$1,000.00	$1,014.79	$10.35
CLASS I SHARES
Actual	$1,000.00	$ 991.51	$ 4.94
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R3 SHARES
Actual	$1,000.00	$ 989.49	$ 7.48
Hypothetical*	$1,000.00	$1,017.55	$ 7.59
CLASS R4 SHARES
Actual	$1,000.00	$ 989.53	$ 6.98
Hypothetical*	$1,000.00	$1,018.05	$ 7.08
CLASS R5 SHARES
Actual	$1,000.00	$ 991.93	$ 4.94
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R6 SHARES
Actual	$1,000.00	$ 991.95	$ 4.44
Hypothetical*	$1,000.00	$1,020.61	$ 4.51

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; C: 2.05%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  31

Trustees and Officers
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
32   |  Annual Report

Trustees and Officers, Continued
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  33

Trustees and Officers, Continued
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
34   |  Annual Report

Other Information
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Thornburg International Growth Fund of $3,100,661 are being reported as taxable ordinary investment income dividends and $46,428,143 are being report as long term capital gain dividends for federal income tax purposes.
For the tax year ended September 30, 2018, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 4.87% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2018, foreign source income and foreign taxes paid is $22,776,975 and $1,512,916, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met
Annual Report  |  35

Other Information, Continued
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the ten calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (8) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
36   |  Annual Report

Other Information, Continued
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was comparable to the median and average levels for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to or lower than the median of one peer group and comparable to the median of a second peer group, the total expense level for one of the share classes considered was comparable to the median level of its peer group, and the total expense level of the second share class was lower than the median level for its peer group.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and
Annual Report  |  37

Other Information, Continued
Thornburg International Growth Fund  |  September 30, 2018 (Unaudited)
expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
38   |  Annual Report

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  39

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
40   |  Annual Report

This page intentionally left blank.
Annual Report  |  41

This page intentionally left blank.
42  |  Annual Report

This page intentionally left blank.
Annual Report  |  43

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1539

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Investment Income Builder Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
This letter will highlight the basic results of your Fund’s investment activities for the six- and 12-month periods ended September 30, 2018, which is the end of the Fund’s fiscal year. In addition, we will comment on the overall investment landscape.
Thornburg Investment Income Builder Fund paid dividends of $0.983 per Class I share in the 12 months ended September 30, 2018, up 7.3% from the $0.916 cents per share paid in the comparable prior-year period. The dividends per share were higher for Class R6 shares, and lower on the Class A, C, R3, R4, and R5 shares, to account for varying class-specific expenses. The net asset value (NAV) per Class I share increased by $0.31 per share during the 12-month period, from $21.65 to $21.96, giving a total return including dividends of 6.12%. The Fund’s total return for the six-month period ended September 30, 2018, was 5.09%.
For the fiscal year ended September 30, 2018, Thornburg Investment Income Builder Fund underperformed the 8.07% total return of the blended index comprising 75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index. Some of the largest technology and internet companies, which do not pay dividends or pay very low dividends and are therefore outside the Fund’s mandate, were the primary drivers of the index’s relative outperformance. Performance relative to indices for all share classes over various periods is set forth on page 10.
The quarter ended September 30, 2018, was the 63rd full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. In 47 of these quarters, the Fund delivered a positive total return. Your Fund has delivered positive total returns in 13 of its 15 calendar years of existence. As of September 30, 2018, Thornburg Investment Income Builder has delivered tax-efficient average annual total returns of 8.8% since its inception.
We do not expect to pay any capital gain dividend for 2018. At September 30, 2018, the Fund had realized capital losses of more than $600 million, which may be carried forward to offset future capital gains to the extent permitted by regulations. This marks the 11th straight year that shareholders have not been burdened with the tax impact of a capital gain, even though the NAV has risen almost 30% from September 2008 and over 90% from its Financial Crisis trough.
Balanced corporate capital management policies supported Thornburg Investment Income Builder Fund’s year-over-year dividend increase. This was achieved even though some larger holdings paid lower dividends in the last 12 months. China Mobile, the Fund’s largest single investment, did not repeat a special “20th Anniversary” dividend paid in the September 2017 quarter that added almost $0.04/share to your Fund’s 2017 dividend. Electricite de France cut its dividend to save cash in a year of low European electricity prices that have subsequently recovered, and the large integrated oil companies left dividends stable and used increased cash flow from higher oil prices to pay down debt. (More on these later in this note). We faced a modest headwind from a generally stronger U.S. dollar that reduced the value of dividends paid in foreign currencies. A majority of the investments in your Fund’s equity portfolio did increase their local currency dividends in the fiscal year. The list below shows the year-over-year percentage changes in trailing 12-month dividends paid by the 10 largest equity positions in the Fund as of September 30, 2018:
Equity Holding	Trailing 12-Month Dividend % Increase (Reporting Currency)
China Mobile	-44% (+19% for the common dividend)
CME Group	+7%
Royal Dutch Shell	unchanged
Electricite de France	-44%
JPMorgan Chase & Co	+14%
Orange SA	+8%
Taiwan Semiconductor Manufacturing Co., Ltd.	+14%
Qualcomm, Inc.	+8%
TOTAL S.A.	+2%
Walgreens Boots Alliance, Inc.	+8%
In assessing the fiscal year 2018 total return performance of Thornburg Investment Income Builder, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the 12 months ended September 30, 2018. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark:
1. All 11 sectors of the MSCI World Index showed positive total returns for the 12 months ended September 30, 2018, with individual sector returns ranging from a high of 32% (information technology) to 1% (utilities). Stocks in the energy, consumer discretionary, and health care sectors joined technology stocks in outperforming the index. Stocks of firms in the financials, materials, real estate, industrials, communication services, and consumer staples sectors joined utility sector stocks in underperforming the index. Thornburg Investment Income Builder has traditionally maintained large weightings in firms in the financial and communications services sectors.
2. Income Builder Fund investments in firms in the following sectors comprised the largest average sector weightings in the Fund portfolio during fiscal 2018:
•	financials (26% average Fund equity weighting)
•	communication services (16% average Fund equity weighting)
•	energy (13% average Fund equity weighting)
•	health care (7% average Fund equity weighting)
•	information technology (7% average Fund equity weighting)
•	industrials (6% average Fund equity weighting)

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
•	consumer staples (6% average Fund equity weighting)
•	consumer discretionary (5% average Fund equity weighting)
3. The Fund’s performance relative to the MSCI World Index was hurt by comparative low weightings of our holdings in the lower dividend-yield consumer discretionary and information technology sectors, and by our relatively high portfolio weightings in higher-yielding stocks in the financial and communication services sectors.
4. In the Income Builder portfolio, 35 equity investments contributed positive returns of at least 0.05% (five basis points) to the portfolio during fiscal 2018, considering both portfolio weights and individual security returns. Twenty-four of the Fund’s equity investments contributed negative returns of 0.05% or worse for the fiscal year. Five poorly-performing positions have been sold to fund other investments.
Investment Income Builder Fund’s interest-bearing debt holdings delivered modest positive returns during the fiscal year.
In fiscal 2018, your Fund’s average return from its equity investments in the financial sector significantly exceeded the performance of the sector within the MSCI World Index. Fund investments in JPMorgan Chase, CME Group, Singapore’s DBS Group Holdings, Ares Capital, and Netherlands-based NN Group were strong contributors to portfolio performance. European banks ING Group, BNP Paribas, UBS Group, and HSBC Holdings detracted from fiscal 2018 portfolio performance. In general, firms that have benefited from gradual increases in short-term interest rates and heightened financial market volatility performed better than those doing business in geographies still subject to financial repression caused by easy money policies of the central banks most relevant to their business areas. We received a year-end 2017 special dividend of $3.50/share from exchange operator CME Group, which has maintained a policy of making such distributions from operating cash exceeding its reasonably foreseeable needs in recent years. We do not expect as large a distribution from CME Group this December. CME will allocate a significant portion of its growing 2018 operating cash flow to pay for an acquisition that we hope will prove additive to future dividends.
Your Fund’s significant holdings in the communications services sector were the largest detractors from relative performance vis-à-vis the index. Netherlands based KPN, England’s BT Group, multi-national Vodafone, and AT&T each delivered negative returns, accounting for most of the drag. Telenor, France’s Orange, and China Mobile delivered positive returns, but these were insufficient to offset the performance laggards. China Mobile increased its regular dividend 19% in fiscal 2018 on improving revenues and cash flows from its business serving some 900 million mobile customers and more than 130 million fixed-broadband customers. In the prior fiscal year, China Mobile’s special dividend more than doubled its regular dividend and came from a substantial net cash surplus that remains formidable. We see expanding consumer and business demand for digital communications around the world, using both wireless and terrestrial networks. Your Fund’s communication services firms face varied competitive and regulatory landscapes, but each pays an attractive dividend. You can expect us to focus on trying to hold our investments in those firms that we believe can grow their customer bases while managing operating expenses and capital budgets well enough to sustain and grow these dividends over time. In most geographies, there are a small number of competitors, relative to many other industries.
Income Builder’s investments in the energy sector delivered strong performance, Royal Dutch Shell, French multi-national Total SA, refiner Valero Energy, U.S. pipeline operator ONEOK, and Italy’s ENI each made significant positive contributions to portfolio performance in fiscal 2018. The price of oil rose approximately 47% over the course of the fiscal year, providing a tailwind to share prices and dividend payment capacity for virtually all of your Fund’s energy-sector investments. Global demand for oil and gas has increased, even as exploration and resource development budgets have been cut. We expect global oil prices to be sustained at levels that will support strong cash generation from these firms in the coming years. The risk to the companies’ dividend potential would come from material increases in investments to sustain aging fields, or if we were to see material improvements in new energy technologies.
Income Builder’s investments in the information technology sector delivered positive performance for the fiscal year, though your Fund’s portfolio does not include the strong performing, low/non-dividend paying “FAANG” stocks. Share prices of Qualcomm, Taiwan Semiconductor, and recent addition Broadcom made positive contributions to portfolio performance. Your Fund’s modest investment in Samsung Electronics was a negative contributor, and we have added to this position on recent share-price weakness since its industrial performance appears to remain sound.
The performance of Investment Income Builder’s holdings in the health care sector contributed positively to portfolio performance during the fiscal year. Pfizer, AstraZeneca, and Merck each generated positive returns and dividend growth, while Roche Holding was a modest detractor on questions about the impact of generic competition for some of its leading biologic drugs. Political rhetoric has turned against for-profit health care firms, even as the pace of scientific discovery has increased.
Your Fund’s investments in the industrials sector delivered relatively weak performance in the year under review. Italian toll-road and airport operator Atlantia was the principal detractor, with the share price dropping 30% after the tragic August collapse of a viaduct on one of its toll roads passing over the Italian city of Genoa. This viaduct was built by the Italian government approximately 50 years ago, and Atlantia purchased a concession to operate the road more recently. It will be some time before causes and liabilities are known. Your Fund’s other

Annual Report  |  5

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
industrial holdings, which are mostly tied to construction and concessions to operate ports, airports, and toll-road concessions, delivered lackluster share price performance even as their dividends continue to grow.
Your Fund’s investments in the consumer staples sector were a modest drag on performance in the fiscal year. Equity investors around the globe showed declining interest in stocks from this sector, which have generally slower revenue and earnings growth and had benefited from their role as “bond surrogates” in the low interest-rate environment of recent years. British American Tobacco was a negative contributor to portfolio performance on disappointing revenue in the face of sharpening competition from newer products, partially offset by positive performance from Korea’s KT&G Corporation. Consumer products giant Nestle and pharmacy operator Walgreens Boots Alliance each delivered flattish performance, with the latter down sharply in the first half of your Fund’s fiscal year before staging a strong share-price recovery more recently.
Among other portfolio holdings, notable positive contributors included European utilities Electricite de France (EDF), nickel producer Norilsk Nickel, telecommunications tower operator Crown Castle International, and display advertiser Lamar Advertising. We added to the Fund’s position in EDF, Europe’s largest generator of electricity, despite its previously mentioned dividend cut because forward electricity prices have moved sharply higher in recent months as looming retirements of dirty coal generation plants and German nuclear generation plants reduce base-load capacity in Western Europe. This, along with higher prices for gas-fired electricity generation, should lead to improved earnings and cash flows for EDF in coming years. Negative contributors included multinational electric utility ENEL, Swiss-based industrial commodities merchant Glencore, and institutional real estate manager Colony NorthStar.
The value of the U.S. dollar generally increased vis-à-vis major world currencies during the 2018 fiscal year, ending 2.2% stronger versus a basket of these currencies for the year. We hedged a majority of the currency exposure to the Australian dollar, Japanese yen, Chinese yuan, the euro, and other European currencies tied to the euro. We are more focused on risk control than on reaping possible currency gains from exposure to assets denominated in these currencies. Currency hedges modestly aided your Fund’s performance relative to its blended benchmark during the fiscal year.
Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Bloomberg Barclays U.S. Aggregate Bond Index, which returned a negative 1.2% for the annual period under review. Yields on U.S. government bonds with maturities between one and ten years rose 1.3% to 0.8% over the Fund’s fiscal year, with the benchmark 10-year U.S. Treasury rate rising from 2.29% to 3.12%. Yields for the FINRA-Bloomberg Active High Yield U.S. Corporate Bond Index climbed 0.50% during the fiscal year, from 5.39% to 5.89%, indicating much reduced compensation for taking credit risk. The Fund’s bond portfolio has an effective duration of approximately 4.3 years as of September 30, 2018.
Readers of this commentary who are long-time shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from around 9% in 2015 to 45% at June 30, 2009.
Chart I | Interest-Bearing Investments as a Percentage of Total Portfolio as of September 30, 2018
As of September 30th, the Fund portfolio included more than 90 bonds and hybrid securities.
Today, investors debate the future direction of the economies of China, Europe, various emerging markets, and the U.S. They consider potential policy actions by the U.S. Federal Reserve, Congress, the Trump administration, and foreign government regulatory and policy actions. Concerns about tariffs and trade policy changes were impactful on share price movements of global producers of tradeable goods in the September quarter. Many political and macroeconomic issues remain open, but we believe people around the world will continue to buy goods and services and trade with one another. Importantly, overall global consumer spending is growing in 2018, along with global industrial production and global population. Most macro-economic indicators around the world positively surprised in 2017 and 2018 to date. Attention is now turning to 2019, with slower expected growth as central bank tightening continues in the U.S. and gets underway in other countries.
Most firms held in Thornburg Investment Income Builder’s portfolio are expected to deliver positive year-over-year earnings in 2019. Positive economic trends have supported a rotation of investor preferences from more defensive debt and equity assets to more economically sensitive assets, though with increasing debate in recent months around valuation and the expected duration of the global economic growth cycle. It appears that political gridlock will prevail in Washington, D.C., into 2019 and 2020. The U.S. Federal Reserve has maintained the pace of Federal funds target rate hikes, moving the upper bound of its target from 0.75% to 2.25% over the last seven quarters. Most major central banks around the world continue to pursue very

6  |  Annual Report

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
easy monetary conditions, which artificially suppress interest rates and support prices of financial assets.
While low interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of the aggregate adjusted gross income of U.S. households fell from 4% in 2007 to 2% in 2016, according to Statistics of Income published by the Internal Revenue Service.
Investors must consider other options. Banks have aggressively reduced yields on deposits, and money market fund yields remain below the rate of inflation. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio by going to our website, www.thornburg.com/IIB.
Best wishes for a wonderful holiday season and a happy 2019.

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  7

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 12/31/17
Past performance does not guarantee future results.

8  |  Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	40%	35%
Financials	18%	31%
Consumer Discretionary	11%	8%
Utilities	8%	4%
Consumer Staples	6%	2%
Energy	6%	5%
Industrials	4%	6%
Communication Services	3%	4%
Information Technology	2%	3%
Health Care	1%	1%
Materials	1%	1%
Source: FactSet as of September 30, 2018.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of September 30, 2018.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 58% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 66% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Annual Report  |  9

Performance Summary
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/24/02)
Without sales charge	5.79%	9.01%	5.96%	8.11%	9.43%
With sales charge	1.04%	7.34%	4.99%	7.62%	9.11%
Class C Shares (Incep: 12/24/02)
Without sales charge	5.01%	8.22%	5.20%	7.36%	8.75%
With sales charge	4.01%	8.22%	5.20%	7.36%	8.75%
Class I Shares (Incep: 11/3/03)	6.12%	9.34%	6.30%	8.46%	8.78%
Class R3 Shares (Incep: 2/1/05)	5.47%	8.66%	5.63%	7.81%	7.25%
Class R4 Shares (Incep: 2/1/08)	5.58%	8.76%	5.74%	7.88%	5.42%
Class R5 Shares (Incep: 2/1/07)	5.99%	9.20%	6.17%	8.34%	6.18%
Class R6 Shares (Incep: 4/10/17)	6.20%	-	-	-	9.51%
MSCI WORLD INDEX Net (USD) (Since 12/24/02)	11.24%	13.54%	9.28%	8.56%	8.74%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.35%; C shares, 2.10%; I shares, 1.09%; R3 shares, 1.72%; R4 shares, 1.67%; R5 shares, 1.32%; R6 shares, 1.32%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.70%; R4 shares, 1.60%; R5 shares, 1.19%; R6 shares, 1.00%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 9/30/18 (A Shares): 2.83%

Glossary
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index is comprised of the "active" (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.
The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI country indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg Barclays U.S. Aggregate Bond Index and 75% MSCI World Index, rebalanced monthly.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.
Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

10  |  Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.
The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
China Mobile Ltd.	4.5%
CME Group, Inc.	4.0%
Royal Dutch Shell plc Class A	3.7%
Electricite de France S.A.	3.4%
Orange SA	3.2%
JPMorgan Chase & Co.	2.9%
TOTAL S.A.	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
QUALCOMM, Inc.	2.5%
Walgreens Boots Alliance, Inc.	2.4%

SECTOR EXPOSURE (percent of equity holdings)
Financials	23.3%
Communication Services	16.8%
Energy	15.2%
Information Technology	7.9%
Health Care	6.8%
Consumer Staples	6.1%
Industrials	5.8%
Utilities	5.2%
Materials	4.6%
Consumer Discretionary	4.4%
Real Estate	3.9%
Other	0.1%

COUNTRY EXPOSURE * (percent of Fund)
United States	41.1%
France	11.7%
Netherlands	7.7%
United Kingdom	5.9%
Switzerland	5.4%
China	4.5%
Italy	4.4%
Taiwan	3.3%
South Korea	2.2%
Spain	2.1%
Russian Federation	1.9%
Germany	1.5%
Hong Kong	0.8%
Canada	0.8%
Australia	0.7%
Macao	0.5%
Thailand	0.4%
South Africa	0.3%
Jamaica	0.3%
Cayman Islands	0.3%
Colombia	0.2%
Brazil	0.2%
Trinidad And Tobago	0.2%
Japan	0.1%
Belgium	0.1%
Chile	0.1%
Panama	0.0%**
Other Assets Less Liabilities	3.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  11

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
12  |  Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 9/30/2018
Telecommunication Services	16.5%
Energy	16.0%
Diversified Financials	13.8%
Semiconductors & Semiconductor Equipment	6.5%
Pharmaceuticals, Biotechnology & Life Sciences	6.1%
Banks	4.8%
Utilities	4.7%
Materials	4.4%
Capital Goods	3.6%
Real Estate	3.5%

As of 3/31/2018
Telecommunication Services	14.5%
Diversified Financials	13.6%
Energy	12.5%
Banks	9.2%
Pharmaceuticals, Biotechnology & Life Sciences	8.5%
Semiconductors & Semiconductor Equipment	5.4%
Insurance	5.2%
Food, Beverage & Tobacco	4.7%
Capital Goods	4.1%
Utilities	3.8%
As of 6/30/2018
Telecommunication Services	15.9%
Energy	15.0%
Diversified Financials	14.9%
Banks	7.3%
Pharmaceuticals, Biotechnology & Life Sciences	6.7%
Semiconductors & Semiconductor Equipment	5.9%
Utilities	4.4%
Materials	4.1%
Insurance	4.0%
Food, Beverage & Tobacco	4.0%

As of 12/31/2017
Telecommunication Services	18.3%
Energy	13.0%
Diversified Financials	12.5%
Banks	9.5%
Pharmaceuticals, Biotechnology & Life Sciences	6.7%
Semiconductors & Semiconductor Equipment	5.5%
Insurance	4.4%
Utilities	4.2%
Food, Beverage & Tobacco	4.1%
Real Estate	3.6%
Annual Report  |  13

Schedule of Investments
Thornburg Investment Income Builder Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 88.9%
	Banks — 4.6%
	Banks — 4.6%
	BNP Paribas S.A.	2,531,972	$ 154,954,080
	HSBC Holdings plc	1,356,501	11,991,016
	ING Groep N.V.	6,898,800	89,582,218
	JPMorgan Chase & Co.	3,849,000	434,321,160
			690,848,474
	Capital Goods — 3.5%
	Aerospace & Defense — 0.7%
	BAE Systems plc	13,335,800	109,471,117
	Construction & Engineering — 1.6%
	Ferrovial S.A.	3,421,000	70,978,812
	Vinci S.A.	1,787,419	170,214,767
	Industrial Conglomerates — 1.2%
	Hopewell Holdings Ltd.	28,564,340	93,957,444
	Jasmine Broadband Internet Infrastructure Fund	177,442,000	57,611,039
	NWS Holdings Ltd.	17,099,000	33,812,044
			536,045,223
	Consumer Services — 1.9%
	Hotels, Restaurants & Leisure — 1.9%
	Las Vegas Sands Corp.	3,596,600	213,386,278
	Wynn Macau Ltd.	30,136,000	69,292,763
			282,679,041
	Diversified Financials — 13.4%
	Capital Markets — 9.3%
[a]	Apollo Investment Corp.	24,368,156	132,562,769
	Ares Capital Corp.	15,232,345	261,844,010
	CME Group, Inc.	3,529,000	600,671,090
	Deutsche Boerse AG	363,200	48,663,433
	Lazard Ltd. Class A	1,178,738	56,732,660
[a]	Solar Capital Ltd.	4,607,900	98,516,902
	UBS Group AG	12,617,072	199,271,058
	Diversified Financial Services — 1.3%
	AXA Equitable Holdings, Inc.	8,844,000	189,703,800
	Mortgage Real Estate Investment Trusts — 2.8%
	Chimera Investment Corp.	8,125,000	147,306,250
	Granite Point Mortgage Trust, Inc.	1,417,500	27,329,400
[a]	MFA Financial, Inc.	34,220,151	251,518,110
			2,014,119,482
	Energy — 13.5%
	Oil, Gas & Consumable Fuels — 13.5%
	Eni S.p.A.	17,697,152	334,550,920
	LUKOIL PJSC Sponsored ADR	721,500	55,339,050
[b,c,d]	Malamute Energy, Inc.,	12,439	130,610
	ONEOK, Inc.	3,853,800	261,249,102
	Repsol S.A.	7,117,400	141,845,735
	Royal Dutch Shell plc Sponsored ADR Class A	8,100,000	551,934,000
	Suncor Energy, Inc.	2,140,000	82,806,643
	TOTAL S.A.	6,458,200	418,704,857
	Valero Energy Corp.	1,603,000	182,341,250
			2,028,902,167
	Food & Staples Retailing — 2.4%
	Food & Staples Retailing — 2.4%
	Walgreens Boots Alliance, Inc.	5,049,000	368,072,100
			368,072,100
14   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
	SHARES/ PRINCIPAL AMOUNT	VALUE
Food, Beverage & Tobacco — 3.0%
Food Products — 0.5%
Nestle S.A.	877,700	$ 73,174,459
Tobacco — 2.5%
British American Tobacco plc	2,516,300	117,562,502
KT&G Corp.	2,808,000	263,269,777
		454,006,738
Insurance — 2.8%
Insurance — 2.8%
Assicurazioni Generali S.p.A.	1,206,147	20,837,916
AXA S.A.	780,800	20,986,591
Legal & General Group plc	14,288,500	48,831,172
NN Group N.V.	7,321,800	326,692,636
		417,348,315
Materials — 4.0%
Chemicals — 1.2%
LyondellBasell Industries N.V. Class A	1,780,000	182,467,800
Metals & Mining — 2.8%
Glencore plc	45,024,000	194,655,808
MMC Norilsk Nickel PJSC ADR	13,590,300	235,112,190
		612,235,798
Pharmaceuticals, Biotechnology & Life Sciences — 6.1%
Pharmaceuticals — 6.1%
AstraZeneca plc	1,619,300	125,854,847
Merck & Co., Inc.	4,365,000	309,653,100
Novartis AG	1,402,400	120,605,829
Pfizer, Inc.	2,947,048	129,876,405
Roche Holding AG	951,200	230,433,870
		916,424,051
Real Estate — 3.5%
Equity Real Estate Investment Trusts — 3.5%
Colony Capital, Inc.	2,000,000	12,180,000
Crown Castle International Corp.	2,145,101	238,814,094
Lamar Advertising Co. Class A	1,621,351	126,141,108
Outfront Media, Inc.	3,081,000	61,465,950
Washington Real Estate Investment Trust	2,973,840	91,148,196
		529,749,348
Retailing — 2.1%
Specialty Retail — 2.1%
Home Depot, Inc.	1,500,600	310,849,290
		310,849,290
Semiconductors & Semiconductor Equipment — 6.5%
Semiconductors & Semiconductor Equipment — 6.5%
ASE Technology Holding Co. Ltd.	33,908,977	82,737,326
Broadcom, Inc.	445,000	109,794,850
QUALCOMM, Inc.	5,312,000	382,623,360
Taiwan Semiconductor Manufacturing Co., Ltd.	47,812,000	411,051,977
		986,207,513
Technology Hardware & Equipment — 0.5%
Technology Hardware, Storage & Peripherals — 0.5%
Samsung Electronics Co., Ltd.	1,722,100	72,113,180
		72,113,180
Telecommunication Services — 14.9%
Diversified Telecommunication Services — 8.8%
AT&T, Inc.	8,810,000	295,839,800
Annual Report  |  15

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	BT Group plc	101,324,520	$ 297,545,624
	Deutsche Telekom AG	5,600,300	90,283,477
	Koninklijke KPN N.V.	63,969,000	168,744,252
	Orange S.A.	29,857,280	476,134,887
	Wireless Telecommunication Services — 6.1%
	China Mobile Ltd.	68,515,774	675,237,050
	MTN Group Ltd.	8,286,886	51,322,583
	Vodafone Group plc	86,273,224	184,977,860
			2,240,085,533
	Transportation — 1.6%
	Transportation Infrastructure — 1.6%
	Atlantia SPA	8,466,878	175,670,547
	Sydney Airport	12,791,554	63,707,517
			239,378,064
	Utilities — 4.6%
	Electric Utilities — 4.3%
	Electricite de France S.A.	29,451,158	517,188,499
	Enel S.p.A.	26,048,971	133,437,278
	Multi-Utilities — 0.3%
	E.ON SE	4,724,541	48,162,080
			698,787,857
	Total Common Stock (Cost $11,032,098,055)		13,397,852,174
	Preferred Stock — 0.4%
	Banks — 0.1%
	Banks — 0.1%
[e,f]	First Tennessee Bank N.A., 3.75% (LIBOR 3 Month + 0.85%)	12,000	9,300,000
			9,300,000
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[f]	Morgan Stanley, Series A 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,716,800
			2,716,800
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
	Crestwood Equity Partners L.P., 9.25%	2,166,596	21,124,311
			21,124,311
	Miscellaneous — 0.1%
	U.S. Government Agencies — 0.1%
	Farm Credit Bank of Texas, Series 1, 10.00%	9,000	10,305,000
			10,305,000
	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
[e,g]	Centaur Funding Corp., 9.08%, 4/21/2020	15,000	16,200,000
			16,200,000
	Total Preferred Stock (Cost $59,796,152)		59,646,111
	Asset Backed Securities — 0.3%
	Commercial MTG Trust — 0.0%
[h]	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 3.954%, 3/25/2034	$ 461,777	383,901
			383,901
	Other Asset Backed — 0.3%
[g,i]	CFG Investments Ltd., Series 2017-1 Class A, 7.87%, 11/15/2026	26,000,000	26,632,523
[e]	Fairway Outdoor Funding, LLC, Series 2012-1A Class B, 8.835%, 10/15/2042	7,000,000	7,056,099
16   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	$ 5,000,000	$ 2,500,000
[c,e,f]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.096% (LIBOR 3 Month + 0.78%), 12/1/2037	1,356,250	1,311,494
			37,500,116
	Residential MTG Trust — 0.0%
[h]	Bear Stearns ARM Trust CMO, Series 2003-6 Class 2B1, 4.471%, 8/25/2033	71,999	73,416
[f]	FBR Securitization Trust, Series 2005-2 Class M1 2.936% (LIBOR 1 Month + 0.72%), 9/25/2035	1,241,536	1,239,776
[h]	Merrill Lynch Mortgage Investors Trust CMO, Series 2004-A4 Class M1, 4.095%, 8/25/2034	3,311,117	3,116,994
			4,430,186
	Total Asset Backed Securities (Cost $44,248,293)		42,314,203
	Corporate Bonds — 6.6%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[g,i]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,398,658
			4,398,658
	Banks — 0.1%
	Banks — 0.1%
[f,g,i,j]	BPCE S.A., 12.50% (LIBOR 3 Month + 12.98%), 9/30/2019	10,211,000	10,976,825
			10,976,825
	Capital Goods — 0.1%
	Construction & Engineering — 0.1%
[i]	Zachry Holdings, Inc., 7.50%, 2/1/2020	15,420,000	15,458,550
	Machinery — 0.0%
	Mueller Industries, Inc., 6.00%, 3/1/2027	7,679,000	7,391,038
			22,849,588
	Consumer Durables & Apparel — 0.2%
	Commercial Services & Supplies — 0.1%
[g,i]	Cimpress N.V., 7.00%, 6/15/2026	18,000,000	18,290,340
	Leisure Products — 0.1%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	10,625,000	10,412,500
			28,702,840
	Diversified Financials — 0.4%
	Capital Markets — 0.1%
[i]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	17,000,000	17,510,000
	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	3,500,000	3,521,696
	Consumer Finance — 0.1%
[i]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,537,500
	Diversified Financial Services — 0.2%
[i]	Antares Holdings L.P., 6.00%, 8/15/2023	16,000,000	16,062,976
[f,j]	JPMorgan Chase & Co., Series I 5.809% (LIBOR 3 Month + 3.47%), 10/30/2018	15,000,000	15,063,750
			59,695,922
	Energy — 2.3%
	Energy Equipment & Services — 0.2%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	16,330,000	16,983,200
	Odebrecht Offshore Drilling Finance Ltd.,
[g,i]	6.72%, 12/1/2022	4,423,256	4,157,904
[g,i,k]	7.72%, 12/1/2026 PIK	15,297,052	4,359,813
[g,i,j]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), 10/29/2018	2,337,727	33,196
[d,g,i,l]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	11,640,133	1,396,816
	Oil, Gas & Consumable Fuels — 2.1%
[i]	CITGO Petroleum Corp., 6.25%, 8/15/2022	27,000,000	26,932,500
[i]	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25%, 3/15/2020	2,500,000	2,571,957
	Enbridge Energy Partners L.P., 9.875%, 3/1/2019	9,750,000	10,008,993
[f]	Energy Transfer Partners L.P., 5.361% (LIBOR 3 Month + 3.02%), 11/1/2066	13,820,000	12,230,700
[b,f]	Enterprise TE Partners L.P., Series 1 5.099% (LIBOR 3 Month + 2.78%), 6/1/2067	7,000,000	6,663,351
Annual Report  |  17

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	HollyFrontier Corp., 5.875%, 4/1/2026	$ 10,345,000	$ 11,027,201
	Kinder Morgan Energy Partners L.P.,
	5.00%, 3/1/2043	10,000,000	9,787,030
	5.80%, 3/15/2035	10,000,000	10,921,493
	9.00%, 2/1/2019	8,000,000	8,155,945
	Kinder Morgan, Inc.,
	5.30%, 12/1/2034	23,630,000	24,445,008
	5.55%, 6/1/2045	5,000,000	5,284,813
[c,d,e,l]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	15,590,161	646,992
	ONEOK Partners L.P., 8.625%, 3/1/2019	8,000,000	8,180,758
[g,i]	Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 8/14/2019	4,000,000	3,720,000
[d,l]	RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	122,850
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	7,497,000	7,468,886
[j,m]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	17,000,000	16,872,500
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	39,831,617
	Williams Companies, Inc.,
	3.70%, 1/15/2023	29,129,000	28,825,767
	4.55%, 6/24/2024	69,318,000	70,426,085
	5.75%, 6/24/2044	14,198,000	15,194,234
			346,249,609
	Food & Staples Retailing — 0.1%
	Food & Staples Retailing — 0.1%
[i]	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,781,400
			7,781,400
	Food, Beverage & Tobacco — 0.2%
	Food Products — 0.1%
	B&G Foods, Inc., 5.25%, 4/1/2025	10,000,000	9,550,000
[g,i]	BRF S.A., 4.75%, 5/22/2024	6,000,000	5,460,000
	Tobacco — 0.1%
[i]	Vector Group Ltd., 6.125%, 2/1/2025	16,800,000	15,540,000
			30,550,000
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[i]	Energizer Gamma Acquisition, Inc., 6.375%, 7/15/2026	2,500,000	2,584,375
[i]	Energizer Holdings, Inc., 5.50%, 6/15/2025	7,500,000	7,462,500
			10,046,875
	Insurance — 0.5%
	Insurance — 0.5%
[f,g,i,j]	Dai-ichi Life Insurance Co. Ltd., 7.25% (LIBOR 3 Month + 4.56%), 7/25/2021	9,000,000	9,720,000
[i]	MetLife, Inc., 9.25%, 4/8/2038	12,000,000	16,140,000
[i,m]	National Life Insurance Co., 5.25% (LIBOR 3 Month + 3.31%), 7/19/2068	3,450,000	3,363,471
[f,g,i]	QBE Insurance Group Ltd., 7.50% (10-Yr. Semi-Annual USD Swap + 6.03%), 11/24/2043	40,000,000	43,700,000
			72,923,471
	Materials — 0.4%
	Chemicals — 0.2%
	Consolidated Energy Finance S.A.,
[f,g,i]	6.084% (LIBOR 3 Month + 3.75%), 6/15/2022	5,500,000	5,501,983
[g,i]	6.875%, 6/15/2025	13,000,000	13,503,750
[g,i]	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	14,520,000	14,846,700
	Construction Materials — 0.1%
[g,i]	CIMPOR Financial Operations B.V., 5.75%, 7/17/2024	8,000,000	5,640,080
	Metals & Mining — 0.1%
[i]	International Wire Group, Inc., 10.75%, 8/1/2021	15,780,000	15,582,750
			55,075,263
	Media & Entertainment — 0.3%
	Media — 0.3%
	DISH DBS Corp., 5.125%, 5/1/2020	4,000,000	4,029,920
18   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
[i]	Salem Media Group, Inc., 6.75%, 6/1/2024	$ 14,984,000	$ 13,335,760
[g,i]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	10,000,000	9,400,000
	Time Warner Cable, LLC, 8.75%, 2/14/2019	14,000,000	14,289,251
			41,054,931
	Software & Services — 0.1%
	Information Technology Services — 0.1%
[i]	Alliance Data Systems Corp., 5.375%, 8/1/2022	10,000,000	10,075,000
[i]	Harland Clarke Holdings Corp., 8.375%, 8/15/2022	6,500,000	6,231,875
			16,306,875
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.3%
[g]	Deutsche Telekom International Finance B.V. (Guaranty: Deutsche Telekom AG), 8.75%, 6/15/2030	26,150,000	35,118,321
[g,i]	Digicel Ltd., 6.00%, 4/15/2021	51,737,000	47,986,067
	Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,605,215
[g]	Telefonica Emisiones SAU (Guaranty: Telefonica S.A.), 7.045%, 6/20/2036	85,390,000	103,014,311
	Wireless Telecommunication Services — 0.2%
[g,i]	Millicom International Cellular S.A., 6.00%, 3/15/2025	28,423,000	28,582,737
[g,i]	VEON Holdings B.V. (Guaranty: Vimpel-Communications PJSC), 7.504%, 3/1/2022	8,735,000	9,351,517
			233,658,168
	Transportation — 0.2%
	Airlines — 0.1%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95%, 7/15/2024	3,548,573	3,636,009
[g,i]	Guanay Finance Ltd., 6.00%, 12/15/2020	7,540,813	7,559,665
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25%, 10/22/2024	1,644,259	1,755,247
	Diversified Consumer Services — 0.1%
[i]	Laureate Education, Inc., 8.25%, 5/1/2025	8,632,000	9,243,405
	Hotels, Restaurants & Leisure — 0.0%
[g,i]	Sands China Ltd., 5.40%, 8/8/2028	7,000,000	6,966,052
			29,160,378
	Utilities — 0.1%
	Electric Utilities — 0.1%
	Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	5,042,977
	Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	6,656,233
	Gas Utilities — 0.0%
	Sempra Energy, 9.80%, 2/15/2019	7,750,000	7,948,019
			19,647,229
	Total Corporate Bonds (Cost $923,983,406)		989,078,032
	Convertible Bonds — 0.0%
	Diversified Financials — 0.0%
	Consumer Finance — 0.0%
	EZCORP, Inc., 2.125%, 6/15/2019	4,353,000	4,302,614
			4,302,614
	Total Convertible Bonds (Cost $4,287,974)		4,302,614
	Municipal Bonds — 0.0%
	San Bernardino County Redevelopment Agency Successor Agency, 8.45%, 9/1/2030	2,555,000	2,741,566
	Total Municipal Bonds (Cost $2,511,436)		2,741,566
	Other Government — 0.0%
	Brazilian Government International Bond (BRL), 12.50%, 1/5/2022	20,000,000	5,484,642
	Total Other Government (Cost $12,604,524)		5,484,642
	Loan Participations — 0.5%
Annual Report  |  19

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Commercial & Professional Services — 0.2%
	Professional Services — 0.2%
[n]	Harland Clarke Holdings Corp., 7.136% (LIBOR 3 Month + 4.75%), 11/3/2023	$ 13,907,367	$ 13,333,688
	RGIS Services, LLC,
[n]	9.742% (LIBOR 1 Month + 7.50%), 3/31/2023	10,885,090	10,172,987
[n]	10.001% (LIBOR 6 Month + 7.50%), 3/31/2023	3,490,656	3,262,297
			26,768,972
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c,k]	Malamute Energy, Inc., 1.50%, 11/22/2022	215,885	215,885
[n]	McDermott Technology Americas, Inc., 7.242% (LIBOR 1 Month + 5.00%), 5/10/2025	5,970,000	6,050,834
			6,266,719
	Media & Entertainment — 0.1%
	Media — 0.1%
[n]	ABG Intermediate Holdings 2, LLC, 9.992% (LIBOR 1 Month + 7.75%), 9/29/2025	15,000,000	15,037,500
			15,037,500
	Retailing — 0.0%
	Specialty Retail — 0.0%
	Office Depot, Inc.,
[n]	9.148% (LIBOR 1 Month + 7.00%), 11/8/2022	4,050,000	4,151,250
[n]	9.334% (LIBOR 3 Month + 7.00%), 11/8/2022	112,500	115,313
			4,266,563
	Software & Services — 0.0%
	Internet Software & Services — 0.0%
[n]	CareerBuilder, LLC, 9.136% (LIBOR 3 Month + 6.75%), 7/31/2023	5,853,988	5,853,988
			5,853,988
	Transportation — 0.1%
	Airlines — 0.1%
[c,d,e,l]	OS Two, LLC,, 12/15/2020	4,254,414	1,518,826
[b,c,n]	Wheels Up Partners, LLC, 8.821% (LIBOR 3 Month + 6.50%), 8/17/2025	12,596,522	12,508,346
			14,027,172
	Total Loan Participations (Cost $73,646,749)		72,220,914
	Short-Term Investments — 3.0%
[a]	Thornburg Capital Management Fund	45,473,094	454,730,939
	Total Short-Term Investments (Cost $454,730,939)		454,730,939
	Total Investments — 99.7% (Cost $12,607,907,528)		$15,028,371,195
	Other Assets Less Liabilities — 0.3%		42,207,049
	Net Assets — 100.0%		$15,070,578,244
20   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2018
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	546,961,700	10/10/2018	713,160,480	$ 15,441,184	$ —
Swiss Franc	SSB	Sell	128,944,400	10/23/2018	131,633,564	—	(1,900,125)
Swiss Franc	SSB	Buy	11,870,600	10/23/2018	12,118,164	—	(97,743)
Chinese Yuan Renminbi	SSB	Sell	2,240,880,200	10/25/2018	325,566,843	2,446,207	—
Korean Won	SSB	Sell	93,123,718,800	11/5/2018	84,010,846	—	(531,496)
Euro	SSB	Sell	1,931,137,700	11/15/2018	2,249,871,504	—	(28,107,236)
Thailand Baht	BBH	Sell	1,316,619,600	11/19/2018	40,771,338	—	(1,203,506)

Total						$ 17,887,391	$ (31,840,106)

Net unrealized appreciation/depreciation							$ (13,952,715)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Investment in Affiliates.
b	Illiquid Security.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Non-income producing.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $38,533,411, representing 0.26% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Centaur Funding Corp., 9.08%, 4/21/2020	6/30/2010	$ 15,937,500	$ 16,200,000	0.1%
First Tennessee Bank N.A., 3.75%	3/17/2005	11,968,750	9,300,000	0.1
Fairway Outdoor Funding, LLC, 8.835%, 10/15/2042	10/19/2012	7,000,000	7,056,099	0.1
JPR Royalty Sub, LLC, 14.00%, 9/01/2020	3/01/2011	5,000,000	2,500,000	0.0
Northwind Holdings, LLC, 3.096%, 12/01/2037	1/29/2010	1,195,054	1,311,494	0.0
Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	8/08/2014	15,590,162	646,992	0.0
OS Two, LLC, 0.000%, 12/15/2020	12/04/2015	2,847,668	1,518,826	0.0

f	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2018.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Variable rate coupon, rate in effect at September 30, 2018.
i	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $475,598,645, representing 3.16% of the Fund’s net assets.
j	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
k	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2018.
l	Bond in default.
m	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
n	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2018.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
MFA	Mortgage Finance Authority
SPA	Stand-by Purchase Agreement
SPV	Special Purpose Vehicle
See notes to financial statements.
Annual Report  |  21

Statement of Assets and Liabilities
Thornburg Investment Income Builder Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $11,632,490,124)	$ 14,091,042,475
Non-controlled affiliated issuers (cost $975,417,404)	937,328,720
Cash	991,711
Cash denominated in foreign currency (cost $15,077,473)	15,046,657
Receivable for fund shares sold	10,043,686
Unrealized appreciation on forward currency contracts (Note 7)	17,887,391
Dividends receivable	48,624,888
Dividend and interest reclaim receivable	26,685,311
Interest receivable	17,583,428
Prepaid expenses and other assets	88,454
Total Assets	15,165,322,721
Liabilities
Payable for investments purchased	15,136,184
Payable for fund shares redeemed	14,762,543
Unrealized depreciation on forward currency contracts (Note 7)	31,840,106
Payable to investment advisor and other affiliates (Note 4)	13,644,670
Deferred taxes payable (Note 2)	329,206
Accounts payable and accrued expenses	6,898,792
Dividends payable	12,132,976
Total Liabilities	94,744,477
Net Assets	$ 15,070,578,244
NET ASSETS CONSIST OF
Distributable earnings	$ 1,622,412,225
Net capital paid in on shares of beneficial interest	13,448,166,019
$ 15,070,578,244
22   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,378,149,452 applicable to 154,933,363 shares of beneficial interest outstanding - Note 5)	$ 21.80
Maximum sales charge, 4.50% of offering price	1.03
Maximum offering price per share	$ 22.83
Class C Shares:
Net asset value and offering price per share* ($3,591,856,456 applicable to 164,888,781 shares of beneficial interest outstanding - Note 5)	$ 21.78
Class I Shares:
Net asset value, offering and redemption price per share ($7,806,244,740 applicable to 355,457,448 shares of beneficial interest outstanding - Note 5)	$ 21.96
Class R3 Shares:
Net asset value, offering and redemption price per share ($46,900,692 applicable to 2,151,472 shares of beneficial interest outstanding - Note 5)	$ 21.80
Class R4 Shares:
Net asset value, offering and redemption price per share ($31,132,592 applicable to 1,426,233 shares of beneficial interest outstanding - Note 5)	$ 21.83
Class R5 Shares:
Net asset value, offering and redemption price per share ($59,544,678 applicable to 2,713,092 shares of beneficial interest outstanding - Note 5)	$ 21.95
Class R6 Shares:
Net asset value, offering and redemption price per share ($156,749,634 applicable to 7,161,090 shares of beneficial interest outstanding - Note 5)	$ 21.89

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  23

Statement of Operations
Thornburg Investment Income Builder Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $66,292,518)	$ 711,776,097
Non-controlled affiliated issuer	47,127,492
Interest income (net of premium amortized of $897,785)	87,582,198
Total Income	846,485,787
EXPENSES
Investment advisory fees (Note 4)	107,775,458
Administration fees (Note 4)
Class A Shares	3,213,186
Class C Shares	4,230,361
Class I Shares	5,616,530
Class R3 Shares	55,953
Class R4 Shares	36,754
Class R5 Shares	49,000
Class R6 Shares	78,802
Distribution and service fees (Note 4)
Class A Shares	8,192,424
Class C Shares	42,809,771
Class R3 Shares	281,386
Class R4 Shares	92,246
Transfer agent fees
Class A Shares	2,608,778
Class C Shares	3,428,340
Class I Shares	5,352,245
Class R3 Shares	152,313
Class R4 Shares	167,286
Class R5 Shares	221,275
Class R6 Shares	4,540
Registration and filing fees
Class A Shares	30,704
Class C Shares	25,844
Class I Shares	56,454
Class R3 Shares	13,395
Class R4 Shares	13,615
Class R5 Shares	14,538
Class R6 Shares	14,519
Custodian fees (Note 2)	2,023,417
Professional fees	419,390
Trustee and officer fees (Note 4)	823,156
Accounting fees (Note 4)	105,405
Other expenses	1,043,894
Total Expenses	188,950,979
Less:
Expenses reimbursed by investment advisor (Note 4)	(240,564)
Net Expenses	188,710,415
Net Investment Income	$ 657,775,372
24   |  Annual Report

Statement of Operations, Continued
Thornburg Investment Income Builder Fund  |  Year Ended September 30, 2018
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuer investments (net of realized capital gain taxes paid of $56,851)	$ 3,547,819
Non-controlled affiliated issuers	942,883
Forward currency contracts (Note 7)	99,555,857
Foreign currency transactions	(3,751,624)
100,294,935
Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments (net of change in deferred taxes payable of $910,311)	153,344,814
Non-controlled affiliated issuers	(59,214,295)
Forward currency contracts (Note 7)	21,177,828
Foreign currency translations	(825,237)
114,483,110
Net Realized and Unrealized Gain	214,778,045
Net Increase in Net Assets Resulting from Operations	$ 872,553,417
See notes to financial statements.
Annual Report  |  25

Statements of Changes in Net Assets
Thornburg Investment Income Builder Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 657,775,372	$ 713,438,685
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	100,294,935	74,956,744
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	114,483,110	1,146,112,414
Net Increase in Net Assets Resulting from Operations	872,553,417	1,934,507,843
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	(138,833,506)	(145,807,664)
Class C Shares	(149,227,867)	(169,819,712)
Class I Shares	(350,849,203)	(326,276,247)
Class R3 Shares	(2,187,106)	(2,817,410)
Class R4 Shares	(1,478,685)	(1,773,997)
Class R5 Shares	(3,118,926)	(3,754,769)
Class R6 Shares	(4,471,743)	(418,446)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(47,263,859)	(684,365,525)
Class C Shares	(1,141,224,379)	(1,070,786,197)
Class I Shares	(109,066,905)	282,343,203
Class R3 Shares	(21,579,289)	(16,459,277)
Class R4 Shares	(13,511,065)	(5,515,961)
Class R5 Shares	(33,806,568)	(1,790,155)
Class R6 Shares*	117,160,492	35,727,882
Net Decrease in Net Assets	(1,026,905,192)	(177,006,432)
NET ASSETS
Beginning of Year	16,097,483,436	16,274,489,868
End of Year	$ 15,070,578,244	$ 16,097,483,436

*	Class R6 Shares commenced operations on April 10, 2017.
See notes to financial statements.
26  |  Annual Report

Notes to Financial Statements
Thornburg Investment Income Builder Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Annual Report  |  27

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at September 30, 2018, $215,885 of the $627,926 par commitment had been funded. The maturity date is December 31, 2018.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
28  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
Cost of investments for tax purposes	$ 12,685,122,185
Gross unrealized appreciation on a tax basis	2,879,803,162
Gross unrealized depreciation on a tax basis	(550,506,867)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 2,329,296,295
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding tax basis adjustments for publicly traded partnerships (“PTP”), passive foreign investment companies (“PFIC”), and real estate investment trusts (“REITs”), marked-to-market of foreign currency contracts, and return of capital basis adjustments on non-REIT securities.
At September 30, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $13,499,055. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $106,655,687. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $672,226,048 (of which $443,626,149 are short-term and $228,599,899 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
During the year ended September 30, 2018, the Fund utilized $123,817,817 of capital loss carryforwards generated after September 30, 2011.
In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income $11,582,456, increased accumulated net realized gain (loss) by $11,582,452, and increased net capital paid in on shares of beneficial interest by $4. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign investment transactions, investments in foreign bonds, publicly traded partnerships (“PTP”), and real estate investment trusts (“REITs”), disposition of passive foreign investment company ("PFIC") investments, return of capital basis adjustments on non-REIT securities, and foreign capital gain taxes.
At September 30, 2018, the Fund had $97,785,450 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 650,167,036	$ 650,668,245
Total	$ 650,167,036	$ 650,668,245
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
30   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 13,397,852,174	$ 13,340,110,525	$ 57,611,039	$ 130,610
Preferred Stock(a)	59,646,111	2,716,800	56,929,311	—
Asset Backed Securities	42,314,203	—	41,002,709	1,311,494
Corporate Bonds	989,078,032	—	988,431,040	646,992
Convertible Bonds	4,302,614	—	4,302,614	—
Municipal Bonds	2,741,566	—	2,741,566	—
Other Government	5,484,642	—	5,484,642	—
Loan Participations	72,220,914	—	57,977,857	14,243,057
Short Term Investment	454,730,939	454,730,939	—	—
Total Investments in Securities	$ 15,028,371,195	$ 13,797,558,264	$ 1,214,480,778	$ 16,332,153(b)
Other Financial Instruments**
Forward Currency Contracts	$ 17,887,391	$ —	$ 17,887,391	$ —
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$ (31,840,106)	$ —	$ (31,840,106)	$ —
Spot Currency	(750)	(750)	—	—
Total Other Financial Instruments	$ (31,840,856)	$ (750)	$ (31,840,106)	$ —

Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2018, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $9,300,000 in Banks, $57,611,039 in Capital Goods, $21,254,921 in Energy, $10,305,000 in Miscellaneous, and $16,200,000 Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2018.

	FAIR VALUE AT September 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 130,610	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$10.50/(N/A)
Asset-Backed Securities	1,311,494	Discounted cash flows	Third party vendor projection of discounted cash flows	5.9%/(N/A)
Corporate Bond	646,992	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$4.15/(N/A)
Loan Participations	14,027,172	Discounted cash flows	Third party vendor projection of discounted cash flows	10.1%-30.0%/(12.3%)
	215,885	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$100.00/(N/A)
Total	$16,332,153
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018 is as follows:
	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL (e)
Beginning Balance 9/30/2017	$ 130,610	$ 13,782,716	$ 1,774,019	$ 7,999,393	$ 17,155,748	$ 40,842,486
Accrued Discounts (Premiums)	–	–	10,171	39,960	14,306	64,437
Net Realized Gain (Loss)(a)	–	–	63,884	1,595,583	9,301	1,668,768
Gross Purchases	–	–	–	–	3,243	3,243
Gross Sales	–	–	(525,000)	(7,934,932)	(1,290,741)	(23,893,135)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	359,746	(11,580)	(1,053,012)	(1,648,800)	(2,353,646)
Transfers into Level 3(d)	–	–	–	–	–	–
Transfers out of Level 3(d)	–	(14,142,462)	–	–	–	–
Ending Balance 9/30/2018	$ 130,610	$ –	$ 1,311,494	$ 646,992	$ 14,243,057	$ 16,332,153

32  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2018, which were valued using significant unobservable inputs, was $(765,271). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2018.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2018. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.11% of total net assets at the year ended September 30, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2018 was 0.691% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $285,484 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $99,890 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual
Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $65,217 for Class R3 shares, $59,832 for Class R4 shares, $97,364 for Class R5 shares, and $18,151 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.14%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Apollo Investment Corp.	$151,528,000	$ -	$ (6,397,544)	$(1,890,260)	$(10,677,427)	$132,562,769	$10,610,397
MFA Financial, Inc.	295,388,523	3,468,401	-	2,833,143*	(47,338,814)	251,518,110	24,442,978
Solar Capital Ltd.	99,714,956	-	-	-	(1,198,054)	98,516,902	7,510,877
Thornburg Capital Management Fund	274,117,324	3,029,312,618	(2,848,699,003)	-	-	454,730,939	4,563,240
Total	$820,748,803	$3,032,781,019	$(2,855,096,547)	$ 942,883	$(59,214,295)	$937,328,720	$47,127,492

*	Amount represents a tax adjustment applied during the current fiscal year.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	31,856,039	$ 688,622,514	14,566,252	$ 298,469,059
Shares issued to shareholders in reinvestment of dividends	5,998,878	129,605,482	6,515,771	134,786,562
Shares repurchased	(39,921,237)	(865,491,855)	(54,700,491)	(1,117,621,146)
Net decrease	(2,066,320)	$ (47,263,859)	(33,618,468)	$ (684,365,525)
34   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	7,570,345	$ 164,120,547	9,304,338	$ 189,891,258
Shares issued to shareholders in reinvestment of dividends	6,344,473	136,903,349	7,239,895	149,671,164
Shares repurchased	(66,777,524)	(1,442,248,275)	(69,148,037)	(1,410,348,619)
Net decrease	(52,862,706)	$ (1,141,224,379)	(52,603,804)	$ (1,070,786,197)
Class I Shares
Shares sold	66,657,528	$ 1,454,578,318	84,715,252	$ 1,745,294,495
Shares issued to shareholders in reinvestment of dividends	14,043,398	305,431,773	13,469,392	281,043,982
Shares repurchased	(85,737,737)	(1,869,076,996)	(84,709,982)	(1,743,995,274)
Net increase (decrease)	(5,036,811)	$ (109,066,905)	13,474,662	$ 282,343,203
Class R3 Shares
Shares sold	241,442	$ 5,220,231	633,260	$ 12,952,555
Shares issued to shareholders in reinvestment of dividends	91,705	1,979,749	119,475	2,470,331
Shares repurchased	(1,327,941)	(28,779,269)	(1,551,779)	(31,882,163)
Net decrease	(994,794)	$ (21,579,289)	(799,044)	$ (16,459,277)
Class R4 Shares
Shares sold	289,894	$ 6,287,155	552,681	$ 11,378,772
Shares issued to shareholders in reinvestment of dividends	43,177	933,935	54,770	1,134,615
Shares repurchased	(954,262)	(20,732,155)	(875,534)	(18,029,348)
Net decrease	(621,191)	$ (13,511,065)	(268,083)	$ (5,515,961)
Class R5 Shares
Shares sold	664,323	$ 14,452,609	1,192,147	$ 24,606,916
Shares issued to shareholders in reinvestment of dividends	135,493	2,949,321	165,956	3,460,075
Shares repurchased	(2,326,307)	(51,208,498)	(1,455,231)	(29,857,146)
Net decrease	(1,526,491)	$ (33,806,568)	(97,128)	$ (1,790,155)
Class R6 Shares*
Shares sold	5,722,657	$ 123,069,973	1,698,497	$ 35,467,321
Shares issued to shareholders in reinvestment of dividends	183,009	3,973,843	17,998	386,382
Shares repurchased	(455,176)	(9,883,324)	(5,895)	(125,821)
Net increase	5,450,490	$ 117,160,492	1,710,600	$ 35,727,882

*	The effective date of this class of shares was April 10, 2017.
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $6,294,705,515 and $7,441,641,922, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund
Annual Report  |  35

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2018 was $4,015,917,020.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2018 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 17,887,391
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (31,840,106)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s liabilities which is attributable to its outstanding forward currency contracts at September 30, 2018 is $12,749,209 attributable to the Fund’s contracts with SSB, and $1,203,506 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2018 are disclosed in the following tables:
36  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 99,555,857	$ 99,555,857
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 21,177,828	$ 21,177,828
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (145,807,664)
Class C Shares	(169,819,712)
Class I Shares	(326,276,247)
Class R3 Shares	(2,817,410)
Class R4 Shares	(1,773,997)
Class R5 Shares	(3,754,769)
Class R6 Shares*	(418,446)
* Class R6 Shares commenced operations on April 10, 2017.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment risk, foreign investment risk, developing country risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  37

Financial Highlights
Thornburg Investment Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2018 (b)	$ 21.50	0.92	0.30	1.22	(0.92)	—	(0.92)	$ 21.80
2017 (b)	$ 19.82	0.92	1.61	2.53	(0.85)	—	(0.85)	$ 21.50
2016 (b)	$ 19.07	0.93	0.62	1.55	(0.80)	—	(0.80)	$ 19.82
2015 (b)	$ 21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$ 19.07
2014 (b)	$ 20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$ 21.38
CLASS C SHARES
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	(0.76)	$ 21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	(0.71)	$ 21.48
2016	$ 19.06	0.79	0.62	1.41	(0.66)	—	(0.66)	$ 19.81
2015	$ 21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$ 19.06
2014	$ 20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$ 21.37
CLASS I SHARES
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	(0.98)	$ 21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	(0.93)	$ 21.65
2016	$ 19.21	1.00	0.62	1.62	(0.86)	—	(0.86)	$ 19.97
2015	$ 21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$ 19.21
2014	$ 20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$ 21.53
CLASS R3 SHARES
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	(0.84)	$ 21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	(0.79)	$ 21.49
2016	$ 19.07	0.87	0.62	1.49	(0.74)	—	(0.74)	$ 19.82
2015	$ 21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$ 19.07
2014	$ 20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$ 21.37
CLASS R4 SHARES
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	(0.87)	$ 21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	(0.81)	$ 21.52
2016	$ 19.10	0.89	0.62	1.51	(0.76)	—	(0.76)	$ 19.85
2015	$ 21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$ 19.10
2014	$ 20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$ 21.42
CLASS R5 SHARES
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	(0.96)	$ 21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	(0.90)	$ 21.64
2016	$ 19.20	0.98	0.62	1.60	(0.85)	—	(0.85)	$ 19.95
2015	$ 21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$ 19.20
2014	$ 20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$ 21.52
CLASS R6 SHARES
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	(0.99)	$ 21.89
2017 (c)	$ 20.55	0.44	1.12	1.56	(0.53)	—	(0.53)	$ 21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
38  |  Annual Report

Financial Highlights, Continued
Thornburg Investment Income Builder Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

4.25	1.15	1.15	1.15	5.79	41.17	$ 3,378,149
4.52	1.19	1.19	1.19	13.01	37.37	$ 3,374,895
4.82	1.18	1.18	1.18	8.35	42.81	$ 3,778,863
4.02	1.17	1.17	1.17	(7.27)	47.71	$ 4,257,943
5.21	1.18	1.18	1.18	11.19	38.81	$ 4,588,033

3.51	1.90	1.90	1.90	5.01	41.17	$ 3,591,856
3.80	1.90	1.90	1.93	12.19	37.37	$ 4,677,322
4.11	1.90	1.90	1.93	7.59	42.81	$ 5,356,153
3.30	1.90	1.90	1.92	(7.93)	47.71	$ 5,906,206
4.44	1.90	1.90	1.93	10.36	38.81	$ 6,266,270

4.58	0.86	0.86	0.86	6.12	41.17	$ 7,806,245
4.93	0.86	0.86	0.86	13.30	37.37	$ 7,804,930
5.15	0.86	0.86	0.86	8.71	42.81	$ 6,928,783
4.35	0.85	0.85	0.85	(6.94)	47.71	$ 7,472,344
5.45	0.86	0.86	0.86	11.54	38.81	$ 7,454,275

3.84	1.50	1.50	1.61	5.47	41.17	$ 46,901
4.24	1.47	1.47	1.56	12.63	37.37	$ 67,623
4.53	1.50	1.50	1.59	8.01	42.81	$ 78,188
3.70	1.50	1.50	1.55	(7.52)	47.71	$ 79,834
4.84	1.49	1.49	1.55	10.80	38.81	$ 83,670

3.91	1.40	1.40	1.56	5.58	41.17	$ 31,132
4.35	1.40	1.40	1.51	12.72	37.37	$ 44,069
4.63	1.40	1.40	1.48	8.12	42.81	$ 45,968
3.81	1.40	1.40	1.46	(7.48)	47.71	$ 42,392
4.88	1.35	1.35	1.40	11.00	38.81	$ 39,890

4.30	0.99	0.99	1.12	5.99	41.17	$ 59,545
4.76	0.99	0.99	1.09	13.22	37.37	$ 91,735
5.08	0.99	0.99	1.07	8.52	42.81	$ 86,535
4.23	0.98	0.98	1.07	(7.06)	47.71	$ 78,945
5.15	0.99	0.99	1.10	11.40	38.81	$ 64,748

5.39	0.80	0.80	0.82	6.20	41.17	$ 156,750
4.37 (d)	0.80 (d)	0.80 (d)	1.09 (d)	7.65	37.37	$ 36,909
Annual Report  |  39

Report of Independent Registered Public Accounting Firm
Thornburg Investment Income Builder Fund
To the Trustees and Shareholders of the
Thornburg Investment Income Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Investment Income Builder Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
40   |  Annual Report

Expense Example
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,049.23	$5.80
Hypothetical*	$1,000.00	$1,019.40	$5.72
CLASS C SHARES
Actual	$1,000.00	$1,045.31	$9.74
Hypothetical*	$1,000.00	$1,015.54	$9.60
CLASS I SHARES
Actual	$1,000.00	$1,050.87	$4.47
Hypothetical*	$1,000.00	$1,020.71	$4.41
CLASS R3 SHARES
Actual	$1,000.00	$1,047.79	$7.70
Hypothetical*	$1,000.00	$1,017.55	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$1,048.28	$7.19
Hypothetical*	$1,000.00	$1,018.05	$7.08
CLASS R5 SHARES
Actual	$1,000.00	$1,050.27	$5.09
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R6 SHARES
Actual	$1,000.00	$1,051.32	$4.11
Hypothetical*	$1,000.00	$1,021.06	$4.05

†	Expenses are equal to the annualized expense ratio for each class (A: 1.13%; C: 1.90%; I: 0.87%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.80%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  41

Trustees and Officers
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
42   |  Annual Report

Trustees and Officers, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  43

Trustees and Officers, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
44   |  Annual Report

Other Information
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Thornburg Investment Income Builder Fund of $650,167,036 are being reported as ordinary investment income for federal income tax purposes.
For the tax year ended September 30, 2018, the Fund is reporting 81.64% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 18.63% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2018, foreign source income and foreign taxes paid are $591,567,788 and $63,218,961, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  45

Other Information, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, a blended performance benchmark and a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms, a broad-based securities index and a blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its blended benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (8) comparison of the Fund’s annualized investment return since inception to the Fund’s blended benchmark; (8) comparative risk and return statistics; and (9) dividend distributions by the Fund. Dividends paid with respect to shares of the Fund were noted as consistent with expectations and prevailing conditions. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst
46   |  Annual Report

Other Information, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2018 (Unaudited)
firm, comparisons of the advisory fee and total expenses for three Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and higher than the average levels for the fund category, the level of total expense for one share class of the Fund was comparable to the median and average expense levels for the category, the level of total expense for a second share class of the Fund was lower than the median and average levels of total expense for the category, and that the level of total expense for a third share class was higher than the median and average levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median levels for three peer groups, and that the total expense levels for the three share classes of the Fund considered were comparable to the median levels of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm engaged by the independent Trustees, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  47

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
48  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  49

This page intentionally left blank.
50  |  Annual Report

This page intentionally left blank.
Annual Report  |  51

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH857

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Global Opportunities Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholders:
This letter highlights the results of Thornburg Global Opportunities Fund’s investment activities for the 12-month period ended September 30, 2018. We will also comment on the overall investment landscape. Recall that Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio typically composed of 30 to 40 equity investments from around the world. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.
Following the Fund’s robust 26% return in fiscal year 2017i, this past fiscal year was disappointing. The Fund’s total return for the fiscal year ended September 30, 2018, was negative 2.88% (Class I shares), which trailed the 9.77% return of the benchmark MSCI All Country World Index (ACWI). Relative to the benchmark, Fund performance was challenged by the dramatic strength of U.S. markets compared to the rest of the world. In addition, certain company-specific events caused several portfolio stocks to decline during the period. The net asset value (NAV) per share decreased from $31.06 to $30.07, and the Class I shares paid $0.102 per share in dividend income. Dividend amounts for other classes of Fund shares varied based on class-specific expenses.
As your portfolio managers and co-investors in the Fund, we recognize that our recent results have been frustrating. We continue to manage the Fund with a long-term orientation, and we have adjusted portfolio holdings as market conditions and individual investment theses have evolved. Some of these changes are discussed below.
We do not expect to pay any capital gains distribution to shareholders of Thornburg Global Opportunities Fund for 2018.
Performance comparisons of the Fund to the MSCI ACWI over various time periods are shown on page 7 of this report, and on our website, www.thornburg.com. July 2018 marked the 12th anniversary of the Fund’s inception. From its beginning on July 28, 2006, through September 30, 2018, the I Shares of Thornburg Global Opportunities Fund have outperformed the MSCI ACWI by an average margin of 365 basis points (or 3.65%) per year, resulting in a total cumulative return since inception of 212% (I shares) versus 107% for the index. Since inception, the Fund has exhibited share-price volatility, as measured by weekly beta, nominally lower than that of the index.1
Source: Thornburg/Confluence

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 877-215-1330. There is no up-front sales charge for class I shares.
The total annual operating expenses for Class I shares of the Fund are 1.01%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in a net expense ratio of 0.99%. For more detailed information on fund expenses and waivers/reimbursements, please see the fund’s prospectus.
When assessing the performance of the Fund over the fiscal year ended September 30, 2018, it is constructive to consider the performance in U.S. dollars of the sector components of our benchmark, the MSCI ACWI. The index’s sector returns ranged from essentially flat (real estate and utilities) to 28% (information technology), with all sectors showing positive results. Rising U.S. interest rates, uncertainty about global trade rules, and European political events were important factors influencing equities during the last 12 months. Technology, energy, consumer discretionary, and health care were the top performing sectors for the index, while real estate and utilities suffered from interest rate sensitivity and financials softened late in the period. The Fund posted positive returns in two of the 11 sectors, particularly disappointing returns in three sectors, and had no investments in the utilities sector.
1. Eleven portfolio investments contributed at least 0.25% to portfolio performance during the fiscal year, while fourteen investments each detracted 0.25% or more from performance.
2. The Fund’s investments in the following sectors comprised the largest weightings in the portfolio (as of 9/30/18): communications services (22%), industrials (15%), and financials (15%).
3. The Fund’s investments in the materials sector delivered robust returns. Fertilizer companies CF Industries and OCI NV

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
were both standouts, rising more than 50%. OCI is emerging from a significant expansion phase and has been increasing its production volumes and profits.
4. Our energy investments also contributed markedly during the fiscal year. Indian conglomerate Reliance Industries saw profitability rise as recent investments bore fruit and the company cemented its leadership in India’s telecom market. In the U.S., onshore drilling rig leader Helmerich & Payne rose with expectations for lively customer activity as oil prices recover.
5. The communications services sector was the greatest headwind to the portfolio’s absolute performance, and European telecom Altice Europe NV was a frustrating holding for us. In November last year, Altice announced results which were surprisingly soft and revealed a deceleration in operating momentum in Altice’s French and Portuguese markets. This was exacerbated by weak demand for European telecom stocks generally. Our internet holdings Facebook and Baidu were smaller detractors.
6. Your Fund’s investments in the health care sector also hindered fiscal year results. German pharmaceutical concern Bayer AG declined sharply this year upon news of a legal ruling of potential product liability related to the company’s herbicide products. Bayer is appealing the decision. The Fund also saw relative underperformance due to the portfolio’s modest positioning in this sector, which was among the stronger sectors in the index.
7. Real estate group Colony Northstar was a disappointment in the first half of the fiscal year. We were attracted to Colony based in part on its valuation and stated plan for adding value by acquiring the Northstar REIT. However, the acquisition proved to be a poor one and we sold our shares to focus elsewhere.
8. Consumer staples holding BRF S.A. (a leading food producer in Latin America) dragged on our results as the company’s operations were buffeted by a difficult Brazilian consumer environment as well as turnover in management ranks. We chose to exit BRF.
Other detractors from Fund performance included: (i) European banks BNP and ING; (ii) MGM China, a Macau gaming operator we purchased this year, and (iii) Barratt Developments, a U.K. homebuilder we have owned since 2014. BNP and ING are burdened by ongoing negative money market interest rates and sluggish capital markets activity but maintain strong competitive positions in their key markets. We expect Europe’s interest-rate backdrop to improve for these banks, though it is taking longer than we anticipated. We remain constructive on the long-term investment potential of your Fund’s Asian gaming and entertainment stocks. Satisfactory operating performance by MGM China and Galaxy Entertainment has been overshadowed by investor worries about China’s near-term economic growth in the context of Trump administration trade policies. We continue to hold both in your portfolio. Barratt Developments continues to generate cash, build its backlog of orders, and pay an attractive dividend; however, Brexit worries have pressured Barratt and other U.K. consumer-oriented businesses this year.
Thornburg Global Opportunities Fund remains active in the agriculture industry and its supply chain. Our patience with nitrogen fertilizer producer CF Industries has been rewarded, following some quarters in 2016-2017 when its share price drifted lower. We believe supply and demand dynamics look favorable in certain agriculture sub-sectors such as fertilizer. Our investment thesis for CF entails gradual supply tightening, based, in part, on China’s efforts to improve its environmental standards. For the past few years, China has been systematically closing older, dirtier, and less-efficient fertilizer plants. Through August of this year, Chinese urea (fertilizer) exports were down more than 80% since May 2016 when we initiated our investment in CF Industries. Reduced Chinese exports are supportive of volumes and product pricing in the rest of the world—and the market has begun to appreciate the positive impact this has on cleaner, modern producers like CF.ii
Your Fund’s investment in CF Industries was initially a source of underperformance in 2016 and 2017. CF’s sharp share price rise over the past six quarters shows the value of maintaining conviction when our underlying thesis remains intact, even if it takes longer than initially expected for events to play out.
Chart 2: Fertilizer Trends and CF Industries Share Price (May ‘16 to Sept ‘18)
Source: Bloomberg and Thornburg
At September 30, 2018, domestic stocks comprised approximately 41% of the portfolio, foreign stocks were 55%, and cash made up the remaining 4%. Relative to the Index, your Fund exited the quarter particularly overweight the communications services sector, and moderately overweight industrials and materials. We are underweight in health care, information technology, and financials. Geographically, the portfolio is overweight Europe and Asia, but has no direct exposure to Japan. Emerging markets investments comprise 12% of the portfolio. Top equity holdings and other portfolio data about Global Opportunities Fund are summarized on page 8 of this report.

Annual Report  |  5

Letter to Shareholders, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
The average one-year forward price-to-earnings multiple of the companies owned in Thornburg Global Opportunities Fund stands at 12.8x, vs. 14.8x for the MSCI ACWI. Consensus analyst estimates forecast our portfolio firms to grow earnings faster than the market in the years ahead.
We make investments based on fundamental analysis of individual businesses, but we remain aware of macroeconomic forces. For most of 2018, positive economic trends have supported a rotation of investor funds from more defensive debt and equity assets to more economically sensitive ones, though with increasing debate recently around valuation metrics and the duration of the global economic growth cycle. The U.S. Federal Reserve has moved the upper bound of its target rate from 0.75% to 2.25% over the last seven quarters, but most major central banks continue to pursue very easy monetary conditions, which support prices of financial assets. As attention turns to 2019, investors will evaluate the interplay among expected economic growth, inflation, capacity investment in various industries, technological change, government regulation, and the inevitable monetary tightening that accompanies a transition from government-administered negative real interest rates and quantitative easing to market-determined prices for financial assets.
With our focus on earnings progress and the intrinsic values of the businesses in the Thornburg Global Opportunities Fund portfolio, we remain constructive about the long-term prospects for the Fund. Global consumer and business incomes are growing and we expect people around the world will continue to buy goods and services and trade with one another. We believe the dispersion in equity returns across regions and sectors, or generally lower asset prices, could present opportunities for us in the years ahead.
Patience and a long-term investment orientation have served Thornburg Global Opportunities Fund well over the past 12 years. We continue to follow our core investment principles of flexibility, focus, and value, as we have through a wide variety of macroeconomic settings over the Fund’s life.
Thank you for your support of Thornburg Global Opportunities Fund. Remember that you can review our quarterly portfolio commentary, as well as descriptions of many of the stocks in your portfolio, at www.thornburg.com/global.
Best wishes for a great holiday season and New Year.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	W. Vinson Walden, cfa Portfolio Manager Managing Director
1 Source: Weekly beta as measured by Bloomberg.
i The Fund’s total return for the fiscal year ended September 30, 2017, was 25.91% (Class I shares), surpassing the 18.65% return of the benchmark MSCI All Country World Index.
ii For more about China’s fertilizer industry see http://www.cnchemicals.com.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
6  |  Annual Report

Performance Summary
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 7/28/06)
Without sales charge	-3.16%	7.43%	9.03%	9.67%	9.31%
With sales charge	-7.52%	5.80%	8.03%	9.17%	8.90%
Class C Shares (Incep: 7/28/06)
Without sales charge	-3.90%	6.62%	8.21%	8.83%	8.47%
With sales charge	-4.86%	6.62%	8.21%	8.83%	8.47%
Class I Shares (Incep: 7/28/06)	-2.88%	7.79%	9.42%	10.14%	9.79%
Class R3 Shares (Incep: 2/1/08)	-3.38%	7.24%	8.86%	9.58%	6.09%
Class R4 Shares (Incep: 2/1/08)	-3.29%	7.34%	8.95%	9.68%	6.18%
Class R5 Shares (Incep: 2/1/08)	-2.92%	7.77%	9.40%	10.14%	6.63%
Class R6 Shares (Incep: 4/10/17)	-2.75%	-	-	-	4.69%
MSCI AC World Index (Since 7/28/06)	9.77%	13.40%	8.67%	8.19%	6.14%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.29%; C shares, 2.04%; I shares, 1.01%; R3 shares, 1.93%; R4 shares, 1.61%; R5 shares, 1.19% and R6, 1.25%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%, and R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI All Country (AC) World Index is a market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.

Annual Report  |  7

Fund Summary
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Alphabet, Inc. Class A	5.5%
OCI N.V.	5.1%
T-Mobile US, Inc.	4.9%
Reliance Industries Ltd.	4.9%
Capital One Financial Corp.	4.8%
Facebook, Inc. Class A	4.7%
Citigroup, Inc.	4.7%
Aena SME S.A.	4.1%
New World Development Co. Ltd.	4.0%
Ryanair Holdings plc	3.9%
SECTOR EXPOSURE
Communication Services	22.3%
Industrials	15.3%
Financials	14.9%
Materials	11.7%
Consumer Discretionary	7.9%
Energy	6.6%
Information Technology	5.9%
Health Care	4.5%
Real Estate	4.0%
Consumer Staples	3.6%
Other Assets Less Liabilities	3.3%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	14.1%
Transportation	13.1%
Materials	11.7%
Banks	8.4%
Telecommunication Services	8.2%
Energy	6.6%
Technology Hardware & Equipment	5.9%
Consumer Services	4.9%
Diversified Financials	4.8%
Pharmaceuticals, Biotechnology & Life Sciences	4.5%

COUNTRY EXPOSURE* (percent of equity holdings)
United States	42.8%
Netherlands	8.4%
United Kingdom	8.4%
Hong Kong	7.5%
India	5.1%
Spain	4.3%
Ireland	4.0%
China	3.9%
South Korea	3.6%
Australia	3.1%
France	2.5%
Germany	2.5%
Italy	2.3%
Macao	1.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
8   |  Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 96.7%
	Banks — 8.4%
	Banks — 8.4%
	BNP Paribas S.A.	781,309	$ 47,815,307
	Citigroup, Inc.	1,278,231	91,700,292
	ING Groep N.V.	2,101,455	27,287,789
			166,803,388
	Capital Goods — 2.2%
	Machinery — 2.2%
	CNH Industrial N.V.	3,690,157	44,344,146
			44,344,146
	Consumer Durables & Apparel — 3.0%
	Household Durables — 3.0%
	Barratt Developments plc	7,946,342	58,725,690
			58,725,690
	Consumer Services — 4.9%
	Hotels, Restaurants & Leisure — 4.9%
	Galaxy Entertainment Group Ltd.	10,273,401	65,157,327
	MGM China Holdings Ltd.	19,627,810	31,090,184
	Yum China Holdings, Inc.	27,731	973,635
			97,221,146
	Diversified Financials — 4.8%
	Consumer Finance — 4.8%
	Capital One Financial Corp.	988,649	93,852,450
			93,852,450
	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
	Peabody Energy Corp.	913,031	32,540,425
	Reliance Industries Ltd.	5,612,259	97,113,216
			129,653,641
	Food & Staples Retailing — 3.6%
	Food & Staples Retailing — 3.6%
	Walgreens Boots Alliance, Inc.	964,342	70,300,532
			70,300,532
	Insurance — 1.7%
	Insurance — 1.7%
	NN Group N.V.	733,364	32,722,093
			32,722,093
	Materials — 11.7%
	Chemicals — 8.7%
	CF Industries Holdings, Inc.	1,288,293	70,134,671
[a]	OCI N.V.	3,137,711	100,292,914
	Metals & Mining — 3.0%
	Mineral Resources Ltd.	5,182,887	59,568,548
			229,996,133
	Media & Entertainment — 14.1%
	Interactive Media & Services — 13.9%
[a]	Alphabet, Inc. Class A	89,568	108,115,741
[a]	Baidu, Inc. Sponsored ADR	317,279	72,555,362
[a]	Facebook, Inc. Class A	567,122	93,268,884
	Media — 0.2%
	Altice USA, Inc. Class A	192,331	3,488,885
			277,428,872
	Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
		SHARES	VALUE
	Pharmaceuticals — 4.5%
	Allergan plc	222,012	$ 42,288,846
	Bayer AG	530,748	47,147,391
			89,436,237
	Real Estate — 4.0%
	Real Estate Management & Development — 4.0%
	New World Development Co. Ltd.	57,262,396	78,121,493
			78,121,493
	Technology Hardware & Equipment — 5.9%
	Communications Equipment — 2.4%
[a]	EchoStar Corp. Class A	1,042,709	48,350,416
	Technology Hardware, Storage & Peripherals — 3.5%
	Samsung Electronics Co., Ltd.	1,645,325	68,898,216
			117,248,632
	Telecommunication Services — 8.2%
	Diversified Telecommunication Services — 3.3%
[a]	Zayo Group Holdings, Inc.	1,874,807	65,093,299
	Wireless Telecommunication Services — 4.9%
[a]	T-Mobile US, Inc.	1,385,785	97,254,391
			162,347,690
	Transportation — 13.1%
	Airlines — 6.7%
	easyJet plc	3,278,454	56,149,033
[a]	Ryanair Holdings plc Sponsored ADR	794,548	76,308,390
	Transportation Infrastructure — 6.4%
	Aena SME S.A.	470,901	81,737,604
	Atlantia SPA	2,104,540	43,664,937
			257,859,964
	Total Common Stock (Cost $1,554,076,909)		1,906,062,107
	Short-Term Investments — 3.4%
[b]	Thornburg Capital Management Fund	6,817,693	68,176,932
	Total Short-Term Investments (Cost $68,176,932)		68,176,932
	Total Investments — 100.1% (Cost $1,622,253,841)		$1,974,239,039
	Liabilities Net of Other Assets — (0.1)%		(2,332,735)
	Net Assets — 100.0%		$1,971,906,304

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2018
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	50,903,100	10/10/2018	66,370,423	$ 1,437,037	$ —
Australian Dollar	BBH	Sell	35,222,900	10/31/2018	25,465,490	624,464	—
Euro	SSB	Sell	218,692,800	11/15/2018	254,787,993	—	(3,183,020)

Total						$ 2,061,501	$ (3,183,020)

Net unrealized appreciation/depreciation							$ (1,121,519)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Global Opportunities Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,554,076,909)	$ 1,906,062,107
Non-controlled affiliated issuer (cost $68,176,932)	68,176,932
Cash denominated in foreign currency (cost $22)	22
Receivable for investments sold	4,103,346
Receivable for fund shares sold	791,344
Unrealized appreciation on forward currency contracts (Note 7)	2,061,501
Dividends receivable	750,718
Prepaid expenses and other assets	78,892
Total Assets	1,982,024,862
Liabilities
Payable for fund shares redeemed	2,522,220
Unrealized depreciation on forward currency contracts (Note 7)	3,183,020
Payable to investment advisor and other affiliates (Note 4)	1,709,117
Deferred taxes payable (Note 2)	2,042,750
Accounts payable and accrued expenses	661,262
Dividends payable	189
Total Liabilities	10,118,558
Net Assets	$ 1,971,906,304
NET ASSETS CONSIST OF
Distributable earnings	$ 332,636,059
Net capital paid in on shares of beneficial interest	1,639,270,245
$ 1,971,906,304
12   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($367,449,310 applicable to 12,276,996 shares of beneficial interest outstanding - Note 5)	$ 29.93
Maximum sales charge, 4.50% of offering price	1.41
Maximum offering price per share	$ 31.34
Class C Shares:
Net asset value and offering price per share* ($253,906,896 applicable to 8,846,588 shares of beneficial interest outstanding - Note 5)	$ 28.70
Class I Shares:
Net asset value, offering and redemption price per share ($1,200,266,749 applicable to 39,910,906 shares of beneficial interest outstanding - Note 5)	$ 30.07
Class R3 Shares:
Net asset value, offering and redemption price per share ($7,577,055 applicable to 256,272 shares of beneficial interest outstanding - Note 5)	$ 29.57
Class R4 Shares:
Net asset value, offering and redemption price per share ($20,786,179 applicable to 701,789 shares of beneficial interest outstanding - Note 5)	$ 29.62
Class R5 Shares:
Net asset value, offering and redemption price per share ($70,084,193 applicable to 2,328,016 shares of beneficial interest outstanding - Note 5)	$ 30.10
Class R6 Shares:
Net asset value, offering and redemption price per share ($51,835,922 applicable to 1,716,549 shares of beneficial interest outstanding - Note 5)	$ 30.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg Global Opportunities Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $3,044,500)	$ 64,324,206
Non-controlled affiliated issuer	1,999,026
Total Income	66,323,232
EXPENSES
Investment advisory fees (Note 4)	18,665,001
Administration fees (Note 4)
Class A Shares	407,313
Class C Shares	341,453
Class I Shares	1,071,193
Class R3 Shares	10,226
Class R4 Shares	25,078
Class R5 Shares	57,492
Class R6 Shares	22,918
Distribution and service fees (Note 4)
Class A Shares	1,030,459
Class C Shares	3,443,053
Class R3 Shares	51,244
Class R4 Shares	63,465
Transfer agent fees
Class A Shares	460,109
Class C Shares	409,511
Class I Shares	1,298,720
Class R3 Shares	38,652
Class R4 Shares	101,555
Class R5 Shares	202,978
Class R6 Shares	2,869
Registration and filing fees
Class A Shares	16,665
Class C Shares	17,271
Class I Shares	36,391
Class R3 Shares	13,196
Class R4 Shares	13,361
Class R5 Shares	13,325
Class R6 Shares	15,101
Custodian fees (Note 2)	372,721
Professional fees	104,789
Trustee and officer fees (Note 4)	123,401
Accounting fees (Note 4)	17,326
Other expenses	171,475
Total Expenses	28,618,311
Less:
Expenses reimbursed by investment advisor (Note 4)	(279,989)
Net Expenses	28,338,322
Net Investment Income	$ 37,984,910
14   |  Annual Report

Statement of Operations, Continued
Thornburg Global Opportunities Fund  |  Year Ended September 30, 2018
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $479,394)	$ 60,727,497
Forward currency contracts (Note 7)	17,365,086
Foreign currency transactions	(347,580)
77,745,003
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,633,361)	(182,613,267)
Forward currency contracts (Note 7)	2,312,442
Foreign currency translations	4,575
(180,296,250)
Net Realized and Unrealized Loss	(102,551,247)
Net Decrease in Net Assets Resulting from Operations	$ (64,566,337)
See notes to financial statements.
Annual Report  |  15

Statements of Changes in Net Assets
Thornburg Global Opportunities Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 37,984,910	$ 11,219,780
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	77,745,003	93,133,977
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(180,296,250)	352,999,183
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,566,337)	457,352,940
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	(1,042,666)	(1,462,031)
Class C Shares	(214,888)	(156,914)
Class I Shares	(5,175,786)	(8,363,693)
Class R3 Shares	(21,199)	(28,856)
Class R4 Shares	(52,807)	(80,474)
Class R5 Shares	(248,810)	(464,031)
Class R6 Shares	(10,671)	(1,432)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(63,131,768)	(91,022,880)
Class C Shares	(114,771,553)	(56,935,405)
Class I Shares	(270,875,265)	260,846,687
Class R3 Shares	(4,185,580)	(975,984)
Class R4 Shares	(6,500,787)	1,367,163
Class R5 Shares	(8,168,594)	5,598,085
Class R6 Shares*	51,865,696	1,554,205
Net Increase (Decrease) in Net Assets	(487,101,015)	567,227,380
NET ASSETS
Beginning of Year	2,459,007,319	1,891,779,939
End of Year	$ 1,971,906,304	$ 2,459,007,319

*	Class R6 Shares commenced operations on April 10, 2017.
See notes to financial statements.
16  |  Annual Report

Notes to Financial Statements
Thornburg Global Opportunities Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,622,499,675
Gross unrealized appreciation on a tax basis	450,900,630
Gross unrealized depreciation on a tax basis	(100,282,784)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 350,617,846
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding real estate investment trusts (“REITs”) tax basis adjustments, and marked-to-market of foreign currency contracts.
At September 30, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $174,080. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $46,060,997. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
During the year ended September 30, 2018, the Fund utilized $54,427,811 of capital loss carryforwards generated after September 30, 2011.
During the year ended September 30, 2018, the Fund utilized $65,016,060 of capital loss carryforwards generated prior to October 1, 2011.
In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $2,399,551, increased accumulated net realized gain (loss) by $3,484,927, and decreased net capital paid in on shares of beneficial interest by $1,085,376. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), investments in real estate investment trusts (“REITs”), return of capital basis adjustments on non-REIT securities, and foreign capital gain taxes.
At September 30, 2018, the Fund had $30,291,320 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 6,766,827	$ 10,557,431
Total	$ 6,766,827	$ 10,557,431
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
20  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 1,906,062,107	$ 1,906,062,107	$ —	$ —
Short Term Investment	68,176,932	68,176,932	—	—
Total Investments in Securities	$ 1,974,239,039	$ 1,974,239,039	$ —	$ —
Other Financial Instruments**
Forward Currency Contracts	$ 2,061,501	$ —	$ 2,061,501	$ —
Spot Currency	21,178	21,178	—	—
Total Other Financial Instruments	$ 2,082,679	$ 21,178	$ 2,061,501	$ —
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$ (3,183,020)	$ —	$ (3,183,020)	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2018 was 0.779% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $45,785 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $25,173 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $15,726 for Class I shares, $42,686 for Class R3 shares, $54,077 for Class R4 shares, $132,614 for Class R5 shares, and $34,886 for Class R6 shares.
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 3.03%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$193,583,692	$855,102,380	$(980,509,140)	$-	$-	$68,176,932	$1,999,026
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,335,136	$ 103,488,392	3,410,854	$ 96,747,081
Shares issued to shareholders in reinvestment of dividends	31,011	981,179	49,429	1,369,463
Shares repurchased	(5,371,593)	(167,601,339)	(6,971,985)	(189,139,424)
Net decrease	(2,005,446)	$ (63,131,768)	(3,511,702)	$ (91,022,880)
Class C Shares
Shares sold	1,138,197	$ 34,385,916	2,099,252	$ 57,916,957
Shares issued to shareholders in reinvestment of dividends	6,530	199,285	5,507	140,551
Shares repurchased	(5,015,148)	(149,356,754)	(4,285,695)	(114,992,913)
Net decrease	(3,870,421)	$ (114,771,553)	(2,180,936)	$ (56,935,405)
Class I Shares
Shares sold	13,805,603	$ 433,679,560	20,512,683	$ 586,229,870
Shares issued to shareholders in reinvestment of dividends	141,477	4,487,662	253,500	7,177,381
Shares repurchased	(22,775,847)	(709,042,487)	(11,963,671)	(332,560,564)
Net increase (decrease)	(8,828,767)	$ (270,875,265)	8,802,512	$ 260,846,687
Class R3 Shares
Shares sold	65,621	$ 2,020,196	130,184	$ 3,659,868
Shares issued to shareholders in reinvestment of dividends	403	12,620	580	15,790
Shares repurchased	(203,071)	(6,218,396)	(169,108)	(4,651,642)
Net decrease	(137,047)	$ (4,185,580)	(38,344)	$ (975,984)
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	193,209	$ 5,994,773	515,867	$ 14,451,431
Shares issued to shareholders in reinvestment of dividends	1,264	39,602	2,158	59,157
Shares repurchased	(407,089)	(12,535,162)	(471,526)	(13,143,425)
Net increase (decrease)	(212,616)	$ (6,500,787)	46,499	$ 1,367,163
Class R5 Shares
Shares sold	525,744	$ 16,426,879	852,553	$ 24,462,244
Shares issued to shareholders in reinvestment of dividends	7,656	243,146	16,072	453,093
Shares repurchased	(800,724)	(24,838,619)	(684,444)	(19,317,252)
Net increase (decrease)	(267,324)	$ (8,168,594)	184,181	$ 5,598,085
Class R6 Shares*
Shares sold	1,807,910	$ 56,306,121	52,503	$ 1,613,563
Shares issued to shareholders in reinvestment of dividends	335	10,671	46	1,432
Shares repurchased	(142,283)	(4,451,096)	(1,962)	(60,790)
Net increase	1,665,962	$ 51,865,696	50,587	$ 1,554,205

*	The effective date of this class of shares was April 10, 2017.
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $942,918,627 and $1,199,301,821, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2018, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2018 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2018 was $448,114,995.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
24   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2018 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 2,061,501
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2018
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (3,183,020)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2018 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2018 is $624,464 attributable to the Fund’s contracts with BBH, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $1,745,983 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2018 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 17,365,086	$ 17,365,086
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2018
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 2,312,442	$ 2,312,442
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping,
Annual Report  |  25

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018
outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (1,462,031)
Class C Shares	(156,914)
Class I Shares	(8,363,693)
Class R3 Shares	(28,856)
Class R4 Shares	(80,474)
Class R5 Shares	(464,031)
Class R6 Shares*	(1,432)
* Class R6 Shares commenced operations on April 10, 2017.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
26  |  Annual Report

This page intentionally left blank.
Annual Report  |  27

Financial Highlights
Thornburg Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2018 (b)	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	(0.07)	$ 29.93
2017 (b)	$ 24.90	0.13	6.05	6.18	(0.10)	—	(0.10)	$ 30.98
2016 (b)	$ 24.41	0.25	0.38	0.63	(0.14)	—	(0.14)	$ 24.90
2015 (b)	$ 23.74	(0.11)	0.78	0.67	—	—	—	$ 24.41
2014 (b)	$ 19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$ 23.74
CLASS C SHARES
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	(0.02)	$ 28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	(0.01)	$ 29.88
2016	$ 23.70	0.07	0.36	0.43	—	—	—	$ 24.13
2015	$ 23.23	(0.31)	0.78	0.47	—	—	—	$ 23.70
2014	$ 19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$ 23.23
CLASS I SHARES
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	(0.10)	$ 30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	(0.20)	$ 31.06
2016	$ 24.53	0.34	0.37	0.71	(0.28)	—	(0.28)	$ 24.96
2015	$ 23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$ 24.53
2014	$ 19.74	0.06	4.15	4.21	(0.16)	—	(0.16)	$ 23.79
CLASS R3 SHARES
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	(0.06)	$ 29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	(0.07)	$ 30.66
2016	$ 24.18	0.20	0.38	0.58	(0.10)	—	(0.10)	$ 24.66
2015	$ 23.55	(0.15)	0.78	0.63	—	—	—	$ 24.18
2014	$ 19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$ 23.55
CLASS R4 SHARES
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	(0.06)	$ 29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	(0.09)	$ 30.69
2016	$ 24.22	0.24	0.35	0.59	(0.14)	—	(0.14)	$ 24.67
2015	$ 23.57	(0.13)	0.78	0.65	—	—	—	$ 24.22
2014	$ 19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$ 23.57
CLASS R5 SHARES
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	(0.10)	$ 30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	(0.19)	$ 31.10
2016	$ 24.55	0.34	0.37	0.71	(0.27)	—	(0.27)	$ 24.99
2015	$ 23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$ 24.55
2014	$ 19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$ 23.81
CLASS R6 SHARES
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	(0.11)	$ 30.20
2017 (c)	$ 28.35	0.11	2.73	2.84	(0.03)	—	(0.03)	$ 31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
28  |  Annual Report

Financial Highlights, Continued
Thornburg Global Opportunities Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.40	1.28	1.28	1.28	(3.16)	41.99	$ 367,449
0.46	1.33	1.33	1.33	24.85	43.70	$ 442,522
1.02	1.35	1.35	1.35	2.57	37.11	$ 443,072
(0.42)	1.32	1.32	1.32	2.82	45.41	$ 550,327
(0.15)	1.41	1.41	1.41	20.85	60.29	$ 207,227

0.78	2.03	2.03	2.03	(3.90)	41.99	$ 253,907
(0.30)	2.08	2.08	2.08	23.88	43.70	$ 380,046
0.29	2.09	2.09	2.09	1.81	37.11	$ 359,426
(1.20)	2.10	2.10	2.10	2.02	45.41	$ 363,615
(0.92)	2.17	2.17	2.17	19.96	60.29	$ 143,506

1.79	0.97	0.97	0.97	(2.88)	41.99	$ 1,200,267
0.80	0.97	0.97	0.98	25.31	43.70	$ 1,514,039
1.39	0.99	0.99	0.99	2.91	37.11	$ 996,970
(0.08)	0.97	0.97	0.98	3.17	45.41	$ 1,285,609
0.26	0.99	0.99	1.08	21.39	60.29	$ 453,511

1.22	1.50	1.50	1.92	(3.38)	41.99	$ 7,577
0.28	1.50	1.50	1.97	24.66	43.70	$ 12,059
0.84	1.50	1.50	2.01	2.38	37.11	$ 10,645
(0.58)	1.50	1.50	2.15	2.68	45.41	$ 8,936
(0.26)	1.50	1.50	2.59	20.75	60.29	$ 2,182

1.49	1.40	1.40	1.61	(3.29)	41.99	$ 20,786
0.38	1.40	1.40	1.65	24.81	43.70	$ 28,061
0.98	1.40	1.40	1.66	2.45	37.11	$ 21,415
(0.51)	1.40	1.40	1.76	2.76	45.41	$ 13,175
(0.14)	1.40	1.40	2.23	20.82	60.29	$ 4,462

1.82	0.99	0.99	1.16	(2.92)	41.99	$ 70,084
0.79	0.99	0.99	1.16	25.29	43.70	$ 80,704
1.38	0.99	0.99	1.07	2.91	37.11	$ 60,252
(0.11)	0.98	0.98	1.02	3.17	45.41	$ 108,654
0.26	0.99	0.99	1.10	21.36	60.29	$ 74,212

2.93	0.85	0.85	0.98	(2.75)	41.99	$ 51,836
0.77 (d)	0.85 (d)	0.85 (d)	13.31 (d)(e)	10.02	43.70	$ 1,576
Annual Report  |  29

Report of Independent Registered Public Accounting Firm
Thornburg Global Opportunities Fund
To the Trustees and Shareholders of the
Thornburg Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Global Opportunities Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
30   |  Annual Report

Expense Example
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$ 996.67	$ 6.41
Hypothetical*	$1,000.00	$1,018.65	$ 6.48
CLASS C SHARES
Actual	$1,000.00	$ 992.74	$10.14
Hypothetical*	$1,000.00	$1,014.89	$10.25
CLASS I SHARES
Actual	$1,000.00	$ 998.01	$ 5.01
Hypothetical*	$1,000.00	$1,020.05	$ 5.06
CLASS R3 SHARES
Actual	$1,000.00	$ 995.62	$ 7.50
Hypothetical*	$1,000.00	$1,017.55	$ 7.59
CLASS R4 SHARES
Actual	$1,000.00	$ 996.30	$ 7.01
Hypothetical*	$1,000.00	$1,018.05	$ 7.08
CLASS R5 SHARES
Actual	$1,000.00	$ 998.01	$ 4.96
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R6 SHARES
Actual	$1,000.00	$ 999.00	$ 4.26
Hypothetical*	$1,000.00	$1,020.81	$ 4.31

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; C: 2.03%; I: 1.00%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.85%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  31

Trustees and Officers
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
32   |  Annual Report

Trustees and Officers, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  33

Trustees and Officers, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
34   |  Annual Report

Other Information
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, dividends paid by the Thornburg Global Opportunties Fund of $6,766,827 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
For the tax year ended September 30, 2018, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 29.85% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2018, foreign source income and foreign taxes paid is $64,529,504 and $3,523,894, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  35

Other Information, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the ten calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (8) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index; and (9) comparative measures of estimated earnings, and risk and return statistics. The Trustees generally attach additional significance to the performance from the perspective of longer term shareholders.
The Trustees considered explanations from the Advisor respecting performance of the Fund in some recent periods that had compared less favorably to some comparative measures, together with the reports they had received from the Advisor throughout the year, explanations of the comparisons by reference to the investment strategies of the Fund, the effects of market and economic conditions, the investment decisions by the Advisor in view of the Fund’s strategies, and where pertinent the Advisor’s measures and expectations for improvement in the Fund’s relative investment performance. The Trustees noted their understanding that strategies pursued for a fund may produce intermittent lower relative performance, other funds managed by the Advisor have in the past returned to favor as conditions
36   |  Annual Report

Other Information, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
changed or the strategies of those funds gained traction, and that the Advisor has successfully remediated lower relative performance of other funds in cases where execution of investment strategies had contributed to lower performance. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee level and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee level and total expenses for two share classes of the Fund to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was higher than the median and average levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average expense levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the medians of each of the peer groups, and further showed that the total expense levels of the two Fund share classes considered were comparable to the median levels of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided to the Trustees demonstrated that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over
Annual Report  |  37

Other Information, Continued
Thornburg Global Opportunities Fund  |  September 30, 2018 (Unaudited)
pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
38  |  Annual Report

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  39

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
40   |  Annual Report

This page intentionally left blank.
Annual Report  |  41

This page intentionally left blank.
42  |  Annual Report

This page intentionally left blank.
Annual Report  |  43

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1245

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Developing World Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
The past 12 months have certainly been eventful. We began the fiscal year with a healthy global economic backdrop, leading to a rare synchronization of growth across the world’s major economies. Coupled with relatively muted inflation trends and accommodative central bank policies, risk assets globally rallied sharply to start this fiscal period. However, following that initial enthusiasm was a return of market volatility, as investors digested an escalation of trade tensions between the U.S. and China, along with weakening growth projections. We also saw a series of currency crises across many emerging market countries, most notably in Turkey and Argentina. In China, although economic fundamentals remained solid and overall growth was above that of most developed economies, trade concerns took a toll, pressuring Chinese stocks.
All of this adds up to emerging markets struggling to turn positive until trade war concerns and investor anxiety abate. Through this, we’ve attempted to navigate the markets as we typically have, by owning strong companies that can compound business value, based on stock-specific drivers we’ve identified.
During the fiscal year ended September 30, 2018, Thornburg Developing World Fund delivered a total return of negative 3.27% (Class I shares), which trailed the MSCI Emerging Markets Index return of negative 0.81%. While we are disappointed our return trailed that of the index, the Fund performed generally as expected considering our preference for companies that demonstrate stronger business fundamentals such as consistent free cash flow and low leverage. We believe the Fund’s holdings should outperform the broader market over a long period but could tend to underperform during strong up markets, such as that experienced at the beginning of the fiscal year. Shortly after the start of the calendar year, volatility increased and emerging markets returns turned negative. Leadership transitioned away from risky countries and high-growth technology. As a result, our holdings performed more favorably compared to the benchmark, especially in the last two quarters of the fiscal year.
During the fiscal year, the top-performing sectors for Developing World Fund were financials and energy. Within financials, we saw positive impact from an overweight to the sector and strong underlying stock selection. Underweights to energy and industrials led to a positive allocation effect, as did stock selection within each sector. Among our worst-performing sectors were information technology, materials, and communication services. Stock selection was the primary detractor in each of these sectors.
Geographically, significant regional contributors were Emerging EMEA and Pacific ex-Japan. Although our underweight to Emerging EMEA countries led to negative allocation effect, it was more than compensated for with good stock selection. Alternately, our overweight to Pacific ex-Japan offset negative stock selection. Our primary detractor geographically was Latin America, where stock selection within Brazil was a significant detractor.
Ultimately, as a relatively concentrated portfolio of 40–60 high-conviction stock ideas, our performance is largely influenced by the individual securities we choose to own. Below is a discussion of our primary contributors and detractors to performance over the year.
Contributors and Detractors
Leading return contributors for this period included Reliance Industries Ltd., Qualcomm, Inc., Sanlam Ltd., Grupo Financiero Banorte, and Taiwan Semiconductor Manufacturing Co.
Reliance Industries is India’s largest petrochemical and second-largest refining company. It has also diversified into retail, media, and most recently, telecom businesses. Reliance’s performance in refining and petrochemicals has been strong, benefiting from its scale and integration advantages. Its telecom business, JIO, already accounts for 20% of India’s wireless subscribers within two years of launch and is now the most profitable telco in India. Options to list JIO and/or new retail business could further unlock value for shareholders in the coming years.
Qualcomm is an American multinational semiconductor and telecommunications equipment company that designs and markets wireless telecommunications products and services. It derives most of its revenue from chipmaking and the bulk of its profit from patent licensing businesses. During the period, Qualcomm launched a Dutch tender offer that increased interest in the shares, though subsequently, a patent dispute with Apple pressured them.
Shares of Sanlam, a South African insurance company, benefited from the election of Cyril Ramaphosa as president by the National Assembly in February, following the resignation of Jacob Zuma, who was plagued by corruption allegations. Investors see Ramaphosa as a market-friendly politician with potential to clean up the system. A more robust outlook for South Africa’s equity market should benefit Sanlam, as several of its businesses generate revenues based on fees tied to the level of assets under management. Furthermore, if political change sparks an economic recovery, Sanlam would likely experience an acceleration in sales of new products.
During the period, Banorte, a leading Mexican bank, announced the acquisition of Grupo Financiero Interacciones, a mid-sized bank in Mexico. While the financial merits of the transaction were quite compelling, the market initially reacted negatively to the related-party nature of the transaction. Banorte has made several changes to the company bylaws that strengthen corporate governance, including provisions that require minority shareholders to vote on the merits of this specific transaction. Based on strong long-term fundamentals and a supportive valuation, Banorte stock recovered amidst strong earnings and guidance during 2018.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
Taiwan Semiconductor was the world’s first dedicated semiconductor foundry and has long been the leading company in its field. It also produces lighting and solar products. Shares increased toward the end of the period following analyst upgrades, reduced spending, and an optimistic smartphone outlook.
Primary detractors to performance this period included Kroton Educacional SA, Cielo SA, Emaar Properties, China Unicom Hong Kong Ltd., and British American Tobacco.
Kroton Educacional is one of the leading private education companies in Brazil. Unfortunately, stubbornly high unemployment during the country’s still nascent economic recovery has made it difficult for many students who attend school part time while working to continue their studies. Reports showed higher-than normal dropouts, weak student intake, and price discounting, so we exited the position.
Cielo is a Brazilian payments solutions company. Shares fell during this period as increasing competitive pressures resulted in a loss of market share and weak financial results. Due to this, we have sold out of the position.
Emaar Properties, a leading Dubai-based property developer, sold off in the latter part of 2017 on the back of two disappointing developments. First, Emaar Properties’ much anticipated spin-off of its Dubai development business drew less demand than initially anticipated, and the company sold a smaller percentage of its equity than was expected. Furthermore, investors were disappointed that Emaar Properties will not be distributing the entire proceeds of the Emaar Development spin-off in the form of a special dividend, choosing instead to keep a portion of the capital raised to finance future growth prospects. We exited the position.
China Unicom is a state-owned telecommunications operator of China. The company posted a subscriber net loss in April and was subsequently dragged into a price war for unlimited data plans. This prompted the company to lower prices in an effort to retain subscribers. Also, the Chinese government banned the firm’s ability to charge data roaming fees, which further pressured revenues.
British American Tobacco’s shares have fallen alongside broader consumer staples stocks, but also investor sentiment has weakened due to a variety of company-specific factors, such as a mixed earnings report and outlook and increased risk that the FDA may further regulate parts of the cigarette portfolio.
Over the life of the Fund we have held true to our philosophy and process, which tends to favor strong companies and a flexible approach to finding value. We remain bullish about the prospects of the individual companies we have identified through our bottom-up process.
Thank you for investing alongside us in Thornburg Developing World Fund.

Ben Kirby, cfa Portfolio Manager Managing Director	Charlie Wilson, PhD Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/16/09)
Without sales charge	-3.68%	8.64%	1.66%	5.64%
With sales charge	-8.03%	6.98%	0.73%	5.09%
Class C Shares (Incep: 12/16/09)
Without sales charge	-4.38%	7.79%	0.90%	4.88%
With sales charge	-5.34%	7.79%	0.90%	4.88%
Class I Shares (Incep: 12/16/09)	-3.27%	9.09%	2.10%	6.16%
Class R5 Shares (Incep: 2/1/13)	-3.28%	9.08%	2.10%	2.41%
Class R6 Shares (Incep: 2/1/13)	-3.17%	9.20%	2.19%	2.51%
MSCI Emerging Markets Index (Since 12/16/09)	-0.81%	12.36%	3.61%	3.31%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.56%; C shares, 2.30%; I shares, 1.23%; R5 shares, 1.80%; R6 shares, 1.16%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Pacific ex-Japan region – Developed Markets countries include: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries include: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.
Emerging EMEA region – Countries include: the Czech Republic, Egypt, Greece, Hungary, Poland, Qatar, Russia, South Africa, Turkey, and United Arab Emirates.

6  |  Annual Report

Fund Summary
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Tencent Holdings Ltd.	5.5%
Alibaba Group Holding Ltd.Sponsored ADR	5.4%
AIA Group Ltd.	4.2%
HDFC Bank Ltd.	4.1%
Unilever N.V.	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8%
Industrial & Commercial Bank of China Ltd. Class H	3.8%
ICICI Bank Ltd.	3.8%
Samsung Electronics Co. Ltd.	3.7%
Reliance Industries Ltd.	3.5%

SECTOR EXPOSURE
Financials	29.8%
Communication Services	13.5%
Information Technology	13.1%
Consumer Discretionary	10.4%
Energy	8.4%
Consumer Staples	7.2%
Industrials	4.1%
Health Care	3.9%
Materials	3.8%
Other Assets Less Liabilities	5.8%

TOP TEN INDUSTRY GROUPS
Banks	21.6%
Media & Entertainment	10.3%
Energy	8.4%
Retailing	7.5%
Technology Hardware & Equipment	6.7%
Semiconductors & Semiconductor Equipment	6.4%
Insurance	6.0%
Household & Personal Products	4.0%
Materials	3.8%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%

COUNTRY EXPOSURE* (percent of equity holdings)
China	31.4%
India	12.0%
Brazil	7.5%
Hong Kong	6.4%
United States	5.9%
Russian Federation	5.8%
Switzerland	5.3%
United Kingdom	5.3%
Mexico	4.8%
Taiwan	4.1%
South Korea	3.9%
South Africa	3.0%
Indonesia	2.1%
Vietnam	1.1%
Zambia	1.1%
Philippines	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

Annual Report  |  7

Schedule of Investments
Thornburg Developing World Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 94.2%
	Banks — 21.6%
	Banks — 21.6%
	Bank Central Asia Tbk PT	10,821,439	$ 17,537,681
	Grupo Financiero Banorte SAB de C.V.	4,102,072	29,675,030
	HDFC Bank Ltd.	777,552	21,543,843
	HDFC Bank Ltd. ADR	154,513	14,539,673
	ICICI Bank Ltd. Sponored ADR	3,920,734	33,287,032
	Industrial & Commercial Bank of China Ltd. Class H	46,094,450	33,680,182
	Itau Unibanco Holding S.A. ADR	2,540,315	27,892,659
	Sberbank of Russia PJSC Sponsored ADR	1,093,167	13,861,357
			192,017,457
	Capital Goods — 1.2%
	Machinery — 1.2%
	Han’s Laser Technology Industry Group Co. Ltd.	1,680,216	10,346,591
			10,346,591
	Consumer Durables & Apparel — 1.0%
	Household Durables — 1.0%
[a]	Midea Group Co. Ltd.	1,595,271	9,343,578
			9,343,578
	Consumer Services — 1.9%
	Hotels, Restaurants & Leisure — 1.9%
	Galaxy Entertainment Group Ltd.	2,610,733	16,558,137
			16,558,137
	Diversified Financials — 2.2%
	Capital Markets — 1.9%
	B3 S.A. - Brasil Bolsa Balcao	2,959,630	17,148,566
	Diversified Financial Services — 0.3%
	GT Capital Holdings, Inc.	154,035	2,337,751
			19,486,317
	Energy — 8.4%
	Energy Equipment & Services — 2.1%
	Halliburton Co.	463,866	18,800,489
	Oil, Gas & Consumable Fuels — 6.3%
	LUKOIL PJSC Sponsored ADR	151,709	11,636,080
	Novatek PJSC Sponsored GDR	70,495	12,971,080
	Reliance Industries Ltd.	1,790,301	30,978,950
			74,386,599
	Food, Beverage & Tobacco — 3.2%
	Beverages — 1.2%
	Kweichow Moutai Co. Ltd.	101,189	10,735,687
	Food Products — 1.0%
	Vietnam Dairy Products, JSC	1,524,492	8,972,790
	Tobacco — 1.0%
	British American Tobacco plc Sponsored ADR	187,125	8,725,639
			28,434,116
	Healthcare Equipment & Services — 0.5%
	Health Care Providers & Services — 0.5%
[b]	Hapvida Participacoes e Investimentos S.A.	679,706	4,039,307
			4,039,307
	Household & Personal Products — 4.0%
	Personal Products — 4.0%
	Unilever N.V.	643,477	35,745,147
			35,745,147
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2018
		SHARES	VALUE
	Insurance — 6.0%
	Insurance — 6.0%
	AIA Group Ltd.	4,164,341	$ 37,183,753
	Sanlam Ltd.	2,851,522	15,952,190
			53,135,943
	Materials — 3.8%
	Metals & Mining — 3.8%
	First Quantum Minerals Ltd.	775,865	8,835,965
	Glencore plc	3,370,247	14,570,855
	Grupo Mexico SAB de CV Series B Class B	3,677,923	10,585,280
			33,992,100
	Media & Entertainment — 10.3%
	Interactive Media & Services — 9.3%
[b]	Baidu, Inc. Sponsored ADR	70,984	16,232,621
[b]	Facebook, Inc. Class A	47,807	7,862,340
	Tencent Holdings Ltd.	1,178,432	48,652,554
[b]	Yandex N.V. Class A	293,112	9,640,453
	Media — 1.0%
	Naspers Ltd. Class N	41,309	8,914,360
			91,302,328
	Pharmaceuticals, Biotechnology & Life Sciences — 3.4%
	Pharmaceuticals — 3.4%
[a,b,c]	China Animal Healthcare Ltd.	35,787,582	0
	Novartis AG Sponsored ADR	349,983	30,154,535
			30,154,535
	Retailing — 7.5%
	Internet & Direct Marketing Retail — 7.5%
[b]	Alibaba Group Holding Ltd. ADR	293,255	48,316,694
[b]	Ctrip.com International Ltd. ADR	494,875	18,394,504
			66,711,198
	Semiconductors & Semiconductor Equipment — 6.4%
	Semiconductors & Semiconductor Equipment — 6.4%
	QUALCOMM, Inc.	317,943	22,901,434
	Taiwan Semiconductor Manufacturing Co., Ltd.	3,959,081	34,037,231
			56,938,665
	Technology Hardware & Equipment — 6.7%
	Electronic Equipment, Instruments & Components — 3.0%
	Hangzhou Hikvision Digital Technology Co. Ltd. Class A	3,070,369	12,824,813
	Sunny Optical Technology Group Co. Ltd.	1,196,656	13,803,424
	Technology Hardware, Storage & Peripherals — 3.7%
	Samsung Electronics Co., Ltd.	776,873	32,531,666
			59,159,903
	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 3.2%
	China Unicom Hong Kong Ltd.	23,752,594	27,975,105
			27,975,105
	Transportation — 2.9%
	Airlines — 1.6%
[b]	Azul S.A. ADR	773,265	13,756,385
	Transportation Infrastructure — 1.3%
	Shanghai International Airport Co. Ltd. Class A	1,394,262	11,908,958
			25,665,343
	Total Common Stock (Cost $723,595,598)		835,392,369
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2018
		SHARES	VALUE
	Short-Term Investments — 5.9%
[d]	Thornburg Capital Management Fund	5,218,082	$ 52,180,825
	Total Short-Term Investments (Cost $52,180,825)		52,180,825
	Total Investments — 100.1% (Cost $775,776,423)		$887,573,194
	Liabilities Net of Other Assets — (0.1)%		(663,720)
	Net Assets — 100.0%		$886,909,474

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Non-income producing.
c	Illiquid Security.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See notes to financial statements.
10   |  Annual Report

This page intentionally left blank.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Developing World Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $723,595,598)	$ 835,392,369
Non-controlled affiliated issuer (cost $52,180,825)	52,180,825
Cash denominated in foreign currency (cost $244,049)	243,776
Receivable for fund shares sold	1,216,405
Dividends receivable	777,384
Dividend and interest reclaim receivable	297,879
Prepaid expenses and other assets	29,150
Total Assets	890,137,788
Liabilities
Payable for investments purchased	8
Payable for fund shares redeemed	1,242,913
Payable to investment advisor and other affiliates (Note 4)	711,062
Deferred taxes payable (Note 2)	851,142
Accounts payable and accrued expenses	423,107
Dividends payable	82
Total Liabilities	3,228,314
Net Assets	$ 886,909,474
NET ASSETS CONSIST OF
Accumulated loss	$ (49,505,061)
Net capital paid in on shares of beneficial interest	936,414,535
$ 886,909,474
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($112,082,208 applicable to 5,858,623 shares of beneficial interest outstanding - Note 5)	$ 19.13
Maximum sales charge, 4.50% of offering price	0.90
Maximum offering price per share	$ 20.03
Class C Shares:
Net asset value and offering price per share* ($80,728,242 applicable to 4,460,476 shares of beneficial interest outstanding - Note 5)	$ 18.10
Class I Shares:
Net asset value, offering and redemption price per share ($634,501,030 applicable to 32,462,114 shares of beneficial interest outstanding - Note 5)	$ 19.55
Class R5 Shares:
Net asset value, offering and redemption price per share ($3,340,230 applicable to 171,463 shares of beneficial interest outstanding - Note 5)	$ 19.48
Class R6 Shares:
Net asset value, offering and redemption price per share ($56,257,764 applicable to 2,874,915 shares of beneficial interest outstanding - Note 5)	$ 19.57

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Annual Report

Statement of Operations
Thornburg Developing World Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $2,170,661)	$ 20,051,399
Non-controlled affiliated issuer	972,471
Total Income	21,023,870
EXPENSES
Investment advisory fees (Note 4)	9,871,415
Administration fees (Note 4)
Class A Shares	127,004
Class C Shares	101,219
Class I Shares	544,319
Class R5 Shares	3,301
Class R6 Shares	35,213
Distribution and service fees (Note 4)
Class A Shares	323,357
Class C Shares	1,023,249
Transfer agent fees
Class A Shares	150,650
Class C Shares	136,432
Class I Shares	581,005
Class R5 Shares	15,252
Class R6 Shares	8,923
Registration and filing fees
Class A Shares	13,605
Class C Shares	13,371
Class I Shares	22,854
Class R5 Shares	14,354
Class R6 Shares	14,716
Custodian fees (Note 2)	365,084
Professional fees	76,016
Trustee and officer fees (Note 4)	59,242
Accounting fees (Note 4)	7,042
Other expenses	138,430
Total Expenses	13,646,053
Less:
Expenses reimbursed by investment advisor (Note 4)	(538,992)
Investment advisory fees waived by investment advisor (Note 4)	(191,565)
Net Expenses	12,915,496
Net Investment Income	$ 8,108,374
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	64,247,967
Foreign currency transactions	(324,312)
63,923,655
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,155,240)	(102,056,491)
Foreign currency translations	(20,043)
(102,076,534)
Net Realized and Unrealized Loss	(38,152,879)
Net Decrease in Net Assets Resulting from Operations	$ (30,044,505)
See notes to financial statements.
Annual Report  |  13

Statements of Changes in Net Assets
Thornburg Developing World Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 8,108,374	$ 9,217,721
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	63,923,655	27,124,927
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	(102,076,534)	128,774,352
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,044,505)	165,117,000
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	-	(661,266)
Class C Shares	-	(220,121)
Class I Shares	-	(6,435,552)
Class R5 Shares	-	(47,343)
Class R6 Shares	-	(310,277)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(8,956,839)	(58,944,051)
Class C Shares	(25,277,644)	(40,460,081)
Class I Shares	(140,840,162)	(177,355,450)
Class R5 Shares	(2,071,263)	(1,570,384)
Class R6 Shares	32,219,385	(26,687,949)
Net Decrease in Net Assets	(174,971,028)	(147,575,474)
NET ASSETS
Beginning of Year	1,061,880,502	1,209,455,976
End of Year	$ 886,909,474	$ 1,061,880,502
See notes to financial statements.
14   |  Annual Report

Notes to Financial Statements
Thornburg Developing World Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 775,773,711
Gross unrealized appreciation on a tax basis	180,167,954
Gross unrealized depreciation on a tax basis	(68,368,471)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 111,799,483
Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and return of capital basis adjustments on non-REIT securities.
16  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
At September 30, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $300,057. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had cumulative tax basis capital losses of $168,517,388 (of which $168,517,388 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
During the year ended September 30, 2018, the Fund utilized $54,519,658 of capital loss carryforwards generated after September 30, 2011.
In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $6,277, increased accumulated net realized gain (loss) by $79,889 and decreased net capital paid in on shares of beneficial interest by $73,612. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), disposition of passive foreign investment company (“PFIC”) investments, and return of capital basis adjustments on non-REIT securities.
At September 30, 2018, the Fund had $8,421,005 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ -	$ 7,674,559
Total	$ -	$ 7,674,559
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 835,392,369	$ 826,048,791	$ —	$ 9,343,578
Short Term Investment	52,180,825	52,180,825	—	—
Total Investments in Securities	$ 887,573,194	$ 878,229,616	$ —	$ 9,343,578(b)
Liabilities
Other Financial Instruments**
Spot Currency	$ (8)	$ (8)	$ —	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2018, industry classifications for Common Stock in Level 3 consist of $9,343,578 in Consumer Durables & Apparel and $0 in Pharmaceuticals, Biotechnology & Life Sciences.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2018.

	FAIR VALUE AT September 30, 2018	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 9,343,578	Last traded price	Discount rate	0%/(N/A)
	0	Last traded price	Discount rate	100%/(N/A)
Total	$9,343,578
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2018 is as follows:
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
	COMMON STOCK	TOTAL (c)
Beginning Balance 9/30/2017	$ –	$ –
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	12,780,947	12,780,947
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)(a)(b)	(3,437,369)	(3,437,369)
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Ending Balance 9/30/2018	$ 9,343,578	$ 9,343,578

(a)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2018.
(b)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2018, which were valued using significant unobservable inputs, was ($3,437,369). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the year ended September 30, 2018.
(c)	Level 3 investments represent 1.05% of total net assets at the year ended September 30, 2018. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775
The Fund’s effective management fee for the year ended September 30, 2018 was 0.946% of the Fund’s average daily net assets (before applicable management fee waiver of $191,565).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $12,928 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,074 from redemptions of Class C shares of the Fund.
20  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor voluntarily waived Fund level investment advisory fees of $191,565. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $451,879 for Class I shares, $28,262 for Class R5 shares, and $58,851 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 4.71%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$49,158,463	$362,156,402	$(359,134,040)	$-	$-	$52,180,825	$972,471
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,295,267	$ 26,954,368	1,289,759	$ 22,171,402
Shares issued to shareholders in reinvestment of dividends	-	-	31,888	614,785
Shares repurchased	(1,753,167)	(35,911,207)	(4,820,106)	(81,730,238)
Net decrease	(457,900)	$ (8,956,839)	(3,498,459)	$ (58,944,051)
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	328,433	$ 6,527,715	499,116	$ 8,103,815
Shares issued to shareholders in reinvestment of dividends	-	-	11,284	208,667
Shares repurchased	(1,637,558)	(31,805,359)	(2,991,611)	(48,772,563)
Net decrease	(1,309,125)	$ (25,277,644)	(2,481,211)	$ (40,460,081)
Class I Shares
Shares sold	7,202,047	$ 153,189,862	12,552,451	$ 219,327,001
Shares issued to shareholders in reinvestment of dividends	-	-	301,037	5,820,402
Shares repurchased	(13,981,994)	(294,030,024)	(23,095,483)	(402,502,853)
Net decrease	(6,779,947)	$ (140,840,162)	(10,241,995)	$ (177,355,450)
Class R5 Shares
Shares sold	121,330	$ 2,601,663	135,799	$ 2,404,963
Shares issued to shareholders in reinvestment of dividends	-	-	2,455	47,343
Shares repurchased	(223,238)	(4,672,926)	(225,830)	(4,022,690)
Net decrease	(101,908)	$ (2,071,263)	(87,576)	$ (1,570,384)
Class R6 Shares
Shares sold	2,069,640	$ 45,037,356	593,504	$ 10,364,683
Shares issued to shareholders in reinvestment of dividends	-	-	16,103	307,869
Shares repurchased	(612,074)	(12,817,971)	(2,009,514)	(37,360,501)
Net increase (decrease)	1,457,566	$ 32,219,385	(1,399,907)	$ (26,687,949)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $571,062,029 and $714,298,224, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the year ended September 30, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
22  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2018
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (661,266)
Class C Shares	(220,121)
Class I Shares	(6,435,552)
Class R5 Shares	(47,343)
Class R6 Shares	(310,277)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  23

Financial Highlights
Thornburg Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018 (b)	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	$ 19.13
2017 (b)	$ 16.98	0.09	2.89	2.98	(0.10)	—	(0.10)	$ 19.86
2016 (b)	$ 15.03	0.04	1.94	1.98	(0.03)	—	(0.03)	$ 16.98
2015 (b)	$ 18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$ 15.03
2014 (b)	$ 17.77	0.03	0.81	0.84	—	—	—	$ 18.61
CLASS C SHARES
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	$ 18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	(0.04)	$ 18.93
2016	$ 14.48	(0.08)	1.86	1.78	—	—	—	$ 16.26
2015	$ 18.03	(0.09)	(3.46)	(3.55)	—	—	—	$ 14.48
2014	$ 17.34	(0.11)	0.80	0.69	—	—	—	$ 18.03
CLASS I SHARES
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	$ 19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	(0.16)	$ 20.21
2016	$ 15.27	0.11	1.97	2.08	(0.09)	—	(0.09)	$ 17.26
2015	$ 18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$ 15.27
2014	$ 18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$ 18.92
CLASS R5 SHARES
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	$ 19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	(0.16)	$ 20.14
2016	$ 15.22	0.12	1.96	2.08	(0.10)	—	(0.10)	$ 17.20
2015	$ 18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$ 15.22
2014	$ 18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$ 18.86
CLASS R6 SHARES
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	$ 19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	(0.17)	$ 20.21
2016	$ 15.25	0.13	1.98	2.11	(0.11)	—	(0.11)	$ 17.25
2015	$ 18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$ 15.25
2014	$ 18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$ 18.91

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Annual Report

Financial Highlights, Continued
Thornburg Developing World Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.55	1.46	1.46	1.48	(3.68)	58.28	$ 112,082
0.54	1.52	1.52	1.60	17.58	77.61	$ 125,427
0.25	1.52	1.52	1.57	13.20	94.68	$ 166,655
0.14	1.53	1.53	1.53	(19.12)	96.74	$ 207,282
0.15	1.45	1.45	1.45	4.73	61.46	$ 459,121

(0.23)	2.23	2.23	2.25	(4.38)	58.28	$ 80,728
(0.16)	2.26	2.26	2.34	16.65	77.61	$ 109,227
(0.51)	2.29	2.29	2.34	12.29	94.68	$ 134,129
(0.55)	2.27	2.27	2.27	(19.69)	96.74	$ 154,943
(0.62)	2.23	2.23	2.23	3.98	61.46	$ 232,493

0.93	1.08	1.08	1.16	(3.27)	58.28	$ 634,501
1.05	1.07	1.07	1.20	18.06	77.61	$ 793,069
0.70	1.07	1.07	1.16	13.68	94.68	$ 853,866
0.52	1.09	1.09	1.14	(18.75)	96.74	$ 1,016,898
0.54	1.09	1.09	1.09	5.20	61.46	$ 2,376,420

0.90	1.09	1.09	1.71	(3.28)	58.28	$ 3,340
1.04	1.08	1.08	1.77	18.06	77.61	$ 5,506
0.74	1.08	1.08	1.75	13.65	94.68	$ 6,208
0.66	1.09	1.09	1.67	(18.72)	96.74	$ 5,363
0.67	1.09	1.09	1.90	5.17	61.46	$ 7,433

1.16	0.99	0.99	1.14	(3.17)	58.28	$ 56,258
1.14	0.97	0.97	1.13	18.16	77.61	$ 28,652
0.80	0.97	0.97	1.12	13.81	94.68	$ 48,598
0.84	0.99	0.99	1.10	(18.68)	96.74	$ 21,055
0.57	0.99	0.99	1.10	5.26	61.46	$ 22,727
Annual Report  |  25

Report of Independent Registered Public Accounting Firm
Thornburg Developing World Fund
To the Trustees and Shareholders of the
Thornburg Developing World Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Developing World Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
26   |  Annual Report

Expense Example
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$ 909.65	$ 6.99
Hypothetical*	$1,000.00	$1,017.75	$ 7.38
CLASS C SHARES
Actual	$1,000.00	$ 906.36	$10.66
Hypothetical*	$1,000.00	$1,013.89	$11.26
CLASS I SHARES
Actual	$1,000.00	$ 911.85	$ 5.18
Hypothetical*	$1,000.00	$1,019.65	$ 5.47
CLASS R5 SHARES
Actual	$1,000.00	$ 911.56	$ 5.22
Hypothetical*	$1,000.00	$1,019.60	$ 5.52
CLASS R6 SHARES
Actual	$1,000.00	$ 911.93	$ 4.74
Hypothetical*	$1,000.00	$1,020.10	$ 5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.23%; I: 1.08%; R5: 1.09%; R6: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  27

Trustees and Officers
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
28   |  Annual Report

Trustees and Officers, Continued
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  29

Trustees and Officers, Continued
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
30   |  Annual Report

Other Information
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2018, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 13.91% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2018, foreign source income and foreign taxes paid is $20,750,725 and $2,166,571, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018 . Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling and considered a wide
Annual Report  |  31

Other Information, Continued
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
range of information, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the eight calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) the Fund’s investment performance for the year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (8) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in evaluating the Fund’s fees and expenses included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and level of total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two of the Fund’s share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels
32   |  Annual Report

Other Information, Continued
Thornburg Developing World Fund  |  September 30, 2018 (Unaudited)
and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was higher than the median and average levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average levels for the category, and that the level of total expense for a second share class was lower than the median and average total expense levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median levels of the two peer groups, the total expense level for one of two share classes was comparable to the median level of its peer group, and that the total expense level for the second share class was lower than the median level of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard fee waivers and expense reimbursements by the Advisor, and information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, fee waivers and expense reimbursements by the Advisor, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  33

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
34  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH2149

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Better World International Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
Overseas equities advanced markedly over the first third of our fiscal year ended September 30. But they had the rug ripped out from under them in February after U.S. labor market data sparked fears that U.S. benchmark interest rates would rise more than previously expected, catapulting the U.S. dollar higher against other currencies. International equity markets somewhat stabilized over the next third, only to fall again in the last leg of the period, again following strong U.S. data, another hike in the U.S. Federal Reserve’s target rate, and an intensification of U.S.–China trade brinkmanship.
Other headline risks also shook international stocks in recent months, particularly the Italian budget negotiations and currency turmoil in Turkey and Argentina. Although markets may exhibit significant volatility, it’s important that investors keep an eye on the bigger picture. Over the last 12, tumultuous months, we saw the continuation of synchronized global growth, which is widely expected to run about 3.7% in both 2018 and 2019 and a full-point faster among emerging markets. And despite trade tensions, global trade volumes are rising roughly 4%. International equities may be down, but with solid economic growth and attractive valuations, they’re far from out, particularly for fundamental, bottom-up investors such as ourselves.
For the fiscal year ended September 30, 2018, Thornburg Better World International Fund (Class I shares) gained 6.15%, outperforming its benchmark, the MSCI All Country World ex-U.S. Index, which returned 1.76%. Over the last three years, the Fund delivered an annualized return of 10.96%, also outperforming the benchmark return of 9.97% and 94% of its category peers. We are pleased Morningstar Inc. awarded Better World International Fund with a five-star overall rating, based on risk-adjusted return, and a five-globe sustainability rating, based on company-level ESG scores and company involvement in ESG-related controversies, among 655 funds, as the Fund marked its three-year anniversary.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost.Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.
There is no sales charge for Class I shares. The total annual fund operating expense of Class I shares is 1.65%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in a net expense ratio of 1.09% for Class I shares.
Morningstar Foreign Large Blend Ratings and Rankings
as of September 30, 2018
	RATINGS
	Overall	3-Yr
I Shares	5	5
# of Funds	655	655

	RANKINGS
	1-Yr	3-Yr
I Shares	5%	6%
# of Funds	783	655
Source: Morningstar
Percentile rankings are based on total returns, without sales charge.
Past performance does not guarantee future results.
Our investment process integrates environmental, social, and governance (ESG) criteria with fundamental analysis in a search for superior risk-adjusted returns compared to our benchmark over a full market cycle. While conventional debate still exists around whether ESG investing diminishes investment returns (a number of empirical studies have shown otherwise), we are confident our ESG integration gives us not only an additional lens into a company’s business fundamentals and stock return prospects but helps with risk mitigation as well.
We recognize there could be thousands of ESG characteristics associated with a company. We care most about the issues that favor the environmental, social, and governance case for a stock, although the business case for that same stock is of equal, fundamental importance. We believe it is the intersection of ESG and a solid business model that creates a sustainable investment case for a company.
Some key ESG factors that we have identified include efficient resource utilization, specifically carbon, and would note that we earned a low-carbon intensity rating from MSCI. We also look at women in the workplace, specifically on the proportion of women in management ranks vs. peers (the higher the better). Lastly, we look at disclosure (more is better), an independent board, and for the governance portion of our analysis, how management teams are paid. When more factors show material impact from both a social and a risk-adjusted financial return perspective, a company may gain inclusion into a highly select portfolio, depending on how it fits within and contributes to broader portfolio diversification.
ESG research is seamlessly integrated into our fundamental research process, and importantly, both research processes are done by the same investment team. We believe ESG integration gives us a holistic view of a company and allows us to capture the maximum benefits of ESG analysis. We also utilize Thornburg’s proprietary three-basket framework for portfolio construction. Our baskets are basic value (financially sound companies selling at low valuations relative to their assets and potential earnings power), consistent earners (companies that exhibit steady earnings growth and cash flow characteristics that may have

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
above average profitability measures and normally sell at above average valuations), and emerging franchises (companies that are in the process of establishing a leading position in a product, service, or market with the potential to grow at an above-average rate). As a result, we construct a relatively concentrated international large-cap core portfolio that generally has between 50–70 names and is diversified across both sector and geography, and to a smaller degree, market capitalization.
Since the end of the fiscal year, volatility has increased across global equity markets. Investors are concerned trade disputes may slow global economic activity. In the U.S., investors are increasingly worried about asset price declines due to the prospect of higher interest rates. Our research process is intended to yield an understanding of each company’s challenges and prospects as economic, industry, and market conditions evolve. We are ready to upgrade our portfolio by taking advantage of any valuation dislocations caused by market volatility.
Thank you for investing alongside us in Thornburg Better World International Fund.

Jim Gassman Portfolio Manager Managing Director	Di Zhou, cfa, frm® Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class A Shares (Incep: 9/30/15)
Without sales charge	5.37%	10.09%	10.09%
With sales charge	0.60%	8.42%	8.42%
Class C Shares (Incep: 9/30/15)
Without sales charge	4.82%	9.48%	9.48%
With sales charge	3.82%	9.48%	9.48%
Class I Shares (Incep: 9/30/15)	6.15%	10.96%	10.96%
MSCI AC World ex-U.S. Index (Since 9/30/15)	1.76%	9.97%	9.97%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. The maximum sales charge for the Fund’s A shares is 4.50%. C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 3.17%; C shares, 4.44%; I shares, 1.65%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for these share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Due to the Fund’s relatively small asset base, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future.
The MSCI All Country (AC) World ex-U.S. Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.

Glossary
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
6  |  Annual Report

Fund Summary
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation.
The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which we believe are high-quality and attractively valued.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Resona Holdings, Inc.	3.6%
Compass Group plc	3.1%
AIA Group Ltd.	2.9%
Sony Corp.	2.8%
ING Groep N.V.	2.7%
Novartis AG	2.6%
UBS Group AG	2.6%
Intact Financial Corp.	2.4%
Reckitt Benckiser Group plc	2.4%
Kao Corp.	2.3%

SECTOR EXPOSURE
Financials	20.9%
Consumer Discretionary	16.2%
Industrials	14.7%
Communication Services	12.1%
Health Care	8.7%
Information Technology	6.7%
Consumer Staples	6.3%
Materials	6.2%
Real Estate	2.0%
Utilities	1.9%
Other Assets Less Liabilities	4.3%

TOP TEN INDUSTRY GROUPS
Banks	11.4%
Capital Goods	8.8%
Retailing	7.6%
Pharmaceuticals, Biotechnology & Life Sciences	7.1%
Media & Entertainment	6.9%
Household & Personal Products	6.3%
Materials	6.2%
Insurance	5.3%
Telecommunication Services	5.2%
Semiconductors & Semiconductor Equipment	4.6%

COUNTRY EXPOSURE* (percent of equity holdings)
Japan	15.9%
United Kingdom	13.8%
Switzerland	10.1%
China	9.7%
France	7.1%
Netherlands	7.1%
United States	6.2%
Canada	6.1%
Germany	5.0%
Italy	4.5%
Spain	3.8%
Hong Kong	3.1%
Ireland	2.2%
Singapore	1.8%
Taiwan	1.6%
Finland	1.0%
Norway	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Better World International Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 95.7%
	Automobiles & Components — 1.4%
	Automobiles — 1.4%
	Subaru Corp.	30,386	$ 930,675
			930,675
	Banks — 11.4%
	Banks — 11.4%
	BNP Paribas S.A.	13,200	807,826
	ING Groep N.V.	140,720	1,827,276
	Intesa Sanpaolo S.p.A.	314,550	803,824
	Resona Holdings, Inc.	429,457	2,412,625
	Royal Bank of Scotland Group plc	193,542	630,657
	United Overseas Bank Ltd.	58,105	1,151,006
			7,633,214
	Capital Goods — 8.8%
	Building Products — 1.8%
	Allegion plc	13,375	1,211,374
	Electrical Equipment — 2.5%
	Legrand S.A.	12,043	877,823
	Prysmian S.p.A.	34,117	794,608
	Machinery — 3.5%
	CNH Industrial N.V.	56,202	675,372
	KION Group AG	12,143	746,382
	Weir Group plc	38,655	888,251
	Trading Companies & Distributors — 1.0%
	Ferguson plc	7,851	666,680
			5,860,490
	Commercial & Professional Services — 2.4%
	Commercial Services & Supplies — 1.5%
	Focused Photonics Hangzhou, Inc.	272,174	981,798
	Professional Services — 0.9%
	Bureau Veritas S.A.	24,906	642,828
			1,624,626
	Consumer Durables & Apparel — 2.8%
	Household Durables — 2.8%
	Sony Corp.	30,069	1,843,519
			1,843,519
	Consumer Services — 4.4%
	Hotels, Restaurants & Leisure — 4.4%
	Compass Group plc	94,127	2,093,009
[a]	GreenTree Hospitality Group Ltd. ADR	64,976	825,195
			2,918,204
	Diversified Financials — 4.2%
	Capital Markets — 4.2%
	Thomson Reuters Corp.	23,800	1,087,184
	UBS Group AG	110,578	1,746,443
			2,833,627
	Healthcare Equipment & Services — 1.6%
	Health Care Equipment & Supplies — 1.6%
	Terumo Corp.	18,392	1,089,405
			1,089,405
	Household & Personal Products — 6.3%
	Household Products — 4.0%
	Henkel AG & Co. KGaA	9,042	1,060,845
	Reckitt Benckiser Group plc	17,222	1,574,893
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2018
		SHARES	VALUE
	Personal Products — 2.3%
	Kao Corp.	19,100	$ 1,542,188
			4,177,926
	Insurance — 5.3%
	Insurance — 5.3%
	AIA Group Ltd.	218,049	1,946,978
	Intact Financial Corp.	19,581	1,628,150
			3,575,128
	Materials — 6.2%
	Chemicals — 1.1%
	Sika AG	4,976	724,547
	Construction Materials — 2.1%
	CRH plc	42,977	1,407,128
	Containers & Packaging — 1.0%
	RPC Group plc	64,145	664,672
	Paper & Forest Products — 2.0%
	Mondi plc	49,178	1,348,635
			4,144,982
	Media & Entertainment — 6.9%
	Entertainment — 1.3%
[a]	Ubisoft Entertainment S.A.	7,946	861,866
	Interactive Media & Services — 1.5%
	Tencent Holdings Ltd.	23,462	968,648
	Media — 4.1%
	Informa plc	96,320	956,893
	Schibsted ASA Class A	16,643	624,924
	Shaw Communications, Inc. Class B	60,812	1,185,025
			4,597,356
	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
	Life Sciences Tools & Services — 4.4%
	Lonza Group AG	4,498	1,535,388
	Thermo Fisher Scientific, Inc.	5,809	1,417,861
	Pharmaceuticals — 2.7%
	Novartis AG	20,580	1,769,871
			4,723,120
	Real Estate — 2.0%
	Equity Real Estate Investment Trusts — 2.0%
	Equinix, Inc.	3,114	1,348,019
			1,348,019
	Retailing — 7.6%
	Internet & Direct Marketing Retail — 4.9%
[a]	Alibaba Group Holding Ltd. ADR	7,974	1,313,796
[a]	Ctrip.com International Ltd. ADR	29,289	1,088,672
	Start Today Co. Ltd.	29,100	881,042
	Specialty Retail — 2.7%
	GrandVision N.V.	26,931	662,887
	Industria de Diseno Textil S.A.	37,530	1,137,723
			5,084,120
	Semiconductors & Semiconductor Equipment — 4.6%
	Semiconductors & Semiconductor Equipment — 4.6%
	ASML Holding N.V.	6,106	1,140,680
	NXP Semiconductors N.V.	10,843	927,077
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	22,721	1,003,359
			3,071,116
	Software & Services — 2.1%
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2018
		SHARES	VALUE
	Software — 2.1%
	SAP SE	11,205	$ 1,379,014
			1,379,014
	Telecommunication Services — 5.2%
	Diversified Telecommunication Services — 5.2%
	DNA Oyj	29,594	661,776
	Nippon Telegraph & Telephone Corp.	31,671	1,430,519
	Orange S.A.	86,200	1,374,634
			3,466,929
	Transportation — 3.5%
	Transportation Infrastructure — 3.5%
	Aena SME S.A.	7,555	1,311,375
	Shanghai International Airport Co. Ltd. Class A	117,834	1,006,468
			2,317,843
	Utilities — 1.9%
	Electric Utilities — 1.9%
	Enel S.p.A.	252,745	1,294,700
			1,294,700
	Total Common Stock (Cost $60,443,414)		63,914,013
	Short-Term Investments — 4.3%
[b]	Thornburg Capital Management Fund	289,498	2,894,980
	Total Short-Term Investments (Cost $2,894,980)		2,894,980
	Total Investments — 100.0% (Cost $63,338,394)		$66,808,993
	Other Assets Less Liabilities — 0.0%		9,017
	Net Assets — 100.0%		$66,818,010

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Annual Report

Statement of Assets and Liabilities
Thornburg Better World International Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $60,443,414)	$ 63,914,013
Non-controlled affiliated issuer (cost $2,894,980)	2,894,980
Cash denominated in foreign currency (cost $17,098)	17,173
Receivable for fund shares sold	29,836
Dividends receivable	108,024
Dividend and interest reclaim receivable	22,582
Prepaid expenses and other assets	25,726
Total Assets	67,012,334
Liabilities
Payable for investments purchased	17
Payable for fund shares redeemed	36,150
Payable to investment advisor and other affiliates (Note 4)	88,485
Accounts payable and accrued expenses	69,672
Total Liabilities	194,324
Net Assets	$ 66,818,010
NET ASSETS CONSIST OF
Distributable earnings	$ 8,743,440
Net capital paid in on shares of beneficial interest	58,074,570
$ 66,818,010
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($8,537,240 applicable to 588,196 shares of beneficial interest outstanding - Note 5)	$ 14.51
Maximum sales charge, 4.50% of offering price	0.68
Maximum offering price per share	$ 15.19
Class C Shares:
Net asset value and offering price per share* ($2,291,459 applicable to 159,977 shares of beneficial interest outstanding - Note 5)	$ 14.32
Class I Shares:
Net asset value, offering and redemption price per share ($55,989,311 applicable to 3,775,347 shares of beneficial interest outstanding - Note 5)	$ 14.83

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  11

Statement of Operations
Thornburg Better World International Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $148,068)	$ 1,551,514
Non-controlled affiliated issuer	89,692
Total Income	1,641,206
EXPENSES
Investment advisory fees (Note 4)	693,107
Administration fees (Note 4)
Class A Shares	7,550
Class C Shares	2,454
Class I Shares	43,457
Distribution and service fees (Note 4)
Class A Shares	19,606
Class C Shares	25,080
Transfer agent fees
Class A Shares	33,782
Class C Shares	5,517
Class I Shares	35,323
Registration and filing fees
Class A Shares	14,571
Class C Shares	14,571
Class I Shares	14,658
Custodian fees (Note 2)	70,512
Professional fees	54,963
Trustee and officer fees (Note 4)	3,671
Accounting fees (Note 4)	544
Other expenses	25,392
Total Expenses	1,064,758
Less:
Expenses reimbursed by investment advisor (Note 4)	(124,006)
Investment advisory fees waived by investment advisor (Note 4)	(76,149)
Net Expenses	864,603
Net Investment Income	$ 776,603
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	6,289,098
Foreign currency transactions	(56,323)
6,232,775
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $34,248)	(2,721,013)
Foreign currency translations	(2,423)
(2,723,436)
Net Realized and Unrealized Gain	3,509,339
Net Increase in Net Assets Resulting from Operations	$ 4,285,942
See notes to financial statements.
12   |  Annual Report

Statements of Changes in Net Assets
Thornburg Better World International Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 776,603	$ 660,690
Net realized gain (loss) on investments and foreign currency transactions	6,232,775	606,527
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	(2,723,436)	4,208,343
Net Increase in Net Assets Resulting from Operations	4,285,942	5,475,560
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class A Shares	(169,562)	(227,576)
Class C Shares	(62,136)	(56,050)
Class I Shares	(1,613,511)	(2,086,457)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	1,938,084	4,455,372
Class C Shares	39,251	1,275,340
Class I Shares	(6,205,887)	29,500,849
Net Increase (Decrease) in Net Assets	(1,787,819)	38,337,038
NET ASSETS
Beginning of Year	68,605,829	30,268,791
End of Year	$ 66,818,010	$ 68,605,829
See notes to financial statements.
Annual Report  |  13

Notes to Financial Statements
Thornburg Better World International Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
14  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2018
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 63,541,961
Gross unrealized appreciation on a tax basis	6,050,817
Gross unrealized depreciation on a tax basis	(2,783,785)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 3,267,032
Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of wash sale losses.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2018
In order to account for permanent book to tax differences, the Fund increased undistributed net investment income by $190,664, decreased accumulated net realized gain (loss) by $564,776, and increased net capital paid in on shares of beneficial interest by $374,112. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), disposition of passive foreign investment company (“PFIC”) investments, distribution re-designation, and equalization of undistributed capital gains to shareholders.
At September 30, 2018, the Fund had $3,160,278 of undistributed tax basis net ordinary investment income and $2,316,659 of undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 1,501,866	$ 2,370,083
Capital gains	343,343	-
Total	$ 1,845,209	$ 2,370,083
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s
16  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2018
valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2018
include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 63,914,013	$ 63,914,013	$ —	$ —
Short Term Investment	2,894,980	2,894,980	—	—
Total Investments in Securities	$ 66,808,993	$ 66,808,993	$ —	$ —
Liabilities
Other Financial Instruments**
Spot Currency	$ (17)	$ (17)	$ —	$ —

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards, spots and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the year ended September 30, 2018, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775
The Fund’s effective management fee for the year ended September 30, 2018 was 0.975% of the Fund’s average daily net assets (before applicable management fee waiver of $76,149).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of up to 0.125 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
18  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2018
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2018, the Distributor has advised the Fund that it earned net commissions aggregating $4,383 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $128 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C and Class I shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2018, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor voluntarily waived Fund level investment advisory fees of $76,149. For the year ended September 30, 2018, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $15,425 for Class A shares, $15,142 for Class C shares, and $93,439 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 41.57%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$7,738,888	$42,879,960	$(47,723,868)	$-	$-	$2,894,980	$89,692
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2018
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	159,116	$ 2,341,246	386,475	$ 5,145,982
Shares issued to shareholders in reinvestment of dividends	11,866	169,052	17,306	219,209
Shares repurchased	(39,319)	(572,214)	(67,442)	(909,819)
Net increase	131,663	$ 1,938,084	336,339	$ 4,455,372
Class C Shares
Shares sold	49,146	$ 710,327	99,435	$ 1,303,381
Shares issued to shareholders in reinvestment of dividends	4,397	62,136	4,469	56,050
Shares repurchased	(50,802)	(733,212)	(6,250)	(84,091)
Net increase	2,741	$ 39,251	97,654	$ 1,275,340
Class I Shares
Shares sold	862,967	$ 12,809,809	2,273,986	$ 30,676,477
Shares issued to shareholders in reinvestment of dividends	104,734	1,514,453	143,963	1,848,995
Shares repurchased	(1,377,372)	(20,530,149)	(222,307)	(3,024,623)
Net increase (decrease)	(409,671)	$ (6,205,887)	2,195,642	$ 29,500,849
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $73,459,301 and $73,163,894, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the year ended September 30, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
20  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2018
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class A Shares	$ (49,779)
Class C Shares	(10,230)
Class I Shares	(583,812)
From realized gains
Class A Shares	(177,797)
Class C Shares	(45,820)
Class I Shares	(1,502,645)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, social investing risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  21

Financial Highlights
Thornburg Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	(0.37)	$ 14.51
2017 (b)	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	(0.81)	$ 14.13
2016 (b)(c)	$ 11.94	0.03	2.04	2.07	(0.15)	—	(0.15)	$ 13.86
CLASS C SHARES
2018	$ 14.02	— (e)	0.67	0.67	—	(0.37)	(0.37)	$ 14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	(0.76)	$ 14.02
2016 (c)	$ 11.94	(0.05)	2.04	1.99	(0.14)	—	(0.14)	$ 13.79
CLASS I SHARES
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	(0.37)	$ 14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	(0.85)	$ 14.33
2016 (c)	$ 11.94	0.10	2.01	2.11	(0.09)	—	(0.09)	$ 13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on October 01, 2015.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Better World International Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.64	1.82	1.82	2.12	5.37	111.99	$ 8,537
0.64	1.79	1.79	3.21	8.61	105.55	$ 6,450
0.21	1.83	1.83	7.27 (d)	16.60	180.60	$ 1,666

(0.03)	2.38	2.38	3.09	4.82	111.99	$ 2,292
0.18	2.32	2.32	4.48	7.97	105.55	$ 2,205
(0.40)	2.38	2.38	13.13 (d)	15.94	180.60	$ 822

1.20	1.09	1.09	1.35	6.15	111.99	$ 55,989
1.48	0.94	0.94	1.62	9.58	105.55	$ 59,951
0.76	1.09	1.09	2.28	17.44	180.60	$ 27,781
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Better World International Fund
To the Trustees and Shareholders of the
Thornburg Better World International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Better World International Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS A SHARES
Actual	$1,000.00	$1,002.07	$ 9.08
Hypothetical*	$1,000.00	$1,015.99	$ 9.15
CLASS C SHARES
Actual	$1,000.00	$ 999.30	$11.93
Hypothetical*	$1,000.00	$1,013.14	$12.01
CLASS I SHARES
Actual	$1,000.00	$1,005.42	$ 5.48
Hypothetical*	$1,000.00	$1,019.60	$ 5.52

†	Expenses are equal to the annualized expense ratio for each class (A: 1.81%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For tax year ended September 30, 2018, dividends paid by Thornburg Better World International Fund of $1,501,866 are being reported as taxable ordinary investment income dividends and $343,343 are being report as long term capital gain dividends for federal income tax purposes.
For the tax year ended September 30, 2018, the Fund is reporting 34.49% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 0.50% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2018, foreign source income and foreign taxes paid are $1,662,791 and $147,599, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Better World International Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met
Annual Report  |  29

Other Information, Continued
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) the Fund’s investment performance for the three-month, year-to-date and one-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (4) analyses of specified performance and risk metrics for the Fund relative to its benchmark and a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (5) the Fund’s cash flows; (6) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees; (7) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index; and (8) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders, and noted the limited information available for the Fund since its inception in 2015. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in their evaluation of the Fund’s fee and expense levels included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category
30   |  Annual Report

Other Information, Continued
Thornburg Better World International Fund  |  September 30, 2018 (Unaudited)
created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses of two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted in their evaluation that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels of total expenses for the category, and that the level of total expense for a second share class was comparable to the median and average levels for the category. Peer group data showed that the stated advisory fee level for the Fund, before the application of fee waivers and expense reimbursements, was higher than the stated median levels for the two peer groups considered, the net total expense ratio after waivers and reimbursements for one share class was higher than the median but comparable to other funds in the peer group, and the net total expense ratio after waivers and reimbursements for a second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund produces no profits for the Advisor.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in two peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s fee waivers and expense reimbursements for this Fund since its inception, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, current fee waivers and expenses, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

This page intentionally left blank.
34  |  Annual Report

This page intentionally left blank.
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3644

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Capital Management Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
Dear Shareholder:
Thornburg Capital Management Fund (TCMF) was started with the goal of providing superior risk exposures—higher returns and lower costs—for cash management across the Thornburg family of funds. Through September 30, 2018, we have generally invested approximately $1.34 billion of Thornburg Investment Trust cash in high-quality, short-term instruments.
As a reminder to shareholders, by combining the cash balances of eligible Thornburg Investment Trust portfolios into a single pool, we reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio. While individual transaction costs appear low (ticketing costs are $2 and an additional $2 for every maturity), these costs add up quickly in a portfolio of overnight securities. Duplicate trades in different portfolios incur separate charges, and with 11 different eligible portfolios, the multiplier effect on costs is high. The creation and continued management of Thornburg Capital Management Fund helps illustrate our long-standing culture of efficient capital stewardship, benefiting all eligible portfolios through reduced transaction costs and more efficient management.
100% of the Fund’s investments are rated A-1+, A-1, or A-2 by S&P. As of September 30, 2018, 30.8% of the portfolio was invested in instruments with maturities of one day. As of that same date, 82.4% of the total portfolio had maturities of 14 days or less. The weighted average maturity (WAM) of the portfolio, ex-cash was 8.1 days. Autozone currently represents our largest single exposure outside of supranationals or U.S. government entities. At the end of the period, this exposure represented
1.56% of the portfolio. Keep in mind that at the investing fund level, this is 1.56% of the cash position. As an example, if cash in the investing fund sat at 10%, the investing fund’s Autozone position would be 0.154%. As we generally expect to have a large pool of assets, we have the ability to purchase a large number of different issues and still expect to have a vast cost advantage versus splitting investments amongst portfolios.
The above figures should give investors a picture of a very high-quality, very short-term, very-liquid portfolio that avoids undue fees. We continue to believe this structure is a significant improvement over a fragmented, costly, less diversified outcome of investing the cash of each fund separately and should be a benefit to all of the participating portfolios of Thornburg Investment Trust.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Jeff Klingelhofer, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Annual Report

Performance Summary
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class I Shares (Incep: 7/31/15)	1.76%	1.03%	0.99%
FTSE 1-Month T-Bill Index (Since 7/31/15)	1.52%	0.76%	0.72%
30-DAY YIELDS, I SHARES (with sales charge)
Annualized Distribution Yield	1.87%
SEC Yield	1.89%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION

Glossary
FTSE 1-Month Treasury Bill Index - Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
Short-Term Credit Ratings - A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS — 100.0%
[a]	Anthem, Inc., 2.31%, 10/4/2018	$19,000,000	$ 18,996,342
[a]	AT&T, Inc., 2.20%, 10/9/2018	3,400,000	3,398,319
	Atlantic City Electric,
	2.350%%, 10/1/2018	1,000,000	1,000,000
	2.400%%, 10/5/2018	19,000,000	18,994,933
	Atmos Energy Corp.,
[a]	2.000%%, 10/1/2018	13,000,000	13,000,000
[a]	2.020%%, 10/1/2018	6,000,000	6,000,000
[a]	2.120%%, 10/9/2018	2,000,000	1,999,058
	AutoZone, Inc.,
[a]	2.250%%, 10/2/2018	20,000,000	19,998,750
[a]	2.280%%, 10/16/2018	1,000,000	999,050
[a]	AVANGRID, Inc., 2.36%, 10/1/2018	8,600,000	8,600,000
[a]	Avery Dennison Corp., 2.33%, 10/1/2018	19,000,000	19,000,000
	Bank of New York Tri-Party Repurchase Agreement 2.37% dated 9/28/2018 due 10/1/2018, repurchase price $45,008,888 collateralized by 35 corporate debt securities, having an average coupon of 3.88%, a minimum credit rating of BBB-, maturity dates from 9/15/2020 to 6/1/2064, and having an aggregate market value of $48,262,434 at 9/30/2018	45,000,000	45,000,000
	Basf Aktiengesellsch,
[a,b]	2.010%%, 10/10/2018	2,303,000	2,301,843
[a,b]	2.100%%, 10/9/2018	1,100,000	1,099,487
[a]	Berkshire Hathaway Energy, 2.20%, 10/5/2018	2,000,000	1,999,511
[a]	Berkshire Hathaway Energy,, 2.30%, 10/5/2018	18,000,000	17,995,400
[a]	Brown-Forman Corp., 2.19%, 10/24/2018	15,000,000	14,979,012
	Canadian National Railway Co.,
[a,b]	2.030%%, 10/1/2018	17,000,000	17,000,000
[a,b]	2.180%%, 10/3/2018	4,000,000	3,999,516
[a,b]	Carnival Corp., 2.20%, 10/1/2018	20,000,000	20,000,000
[a]	Centerpoint Energy, Inc., 2.32%, 10/1/2018	19,000,000	19,000,000
	Chevron Corp.,
[a]	2.020%%, 10/16/2018	5,000,000	4,995,792
[a]	2.030%%, 10/16/2018	9,000,000	8,992,388
[a]	Conagra Foods, Inc., 2.37%, 10/1/2018	19,000,000	19,000,000
[a]	Consolidated Edison, Inc., 2.22%, 10/4/2018	20,000,000	19,996,300
[a]	Consumers Energy Co., 2.29%, 10/1/2018	15,000,000	15,000,000
[a]	Cummins, Inc., 2.04%, 10/2/2018	20,000,000	19,998,867
[a,b]	Diageo Capital plc, 2.36%, 10/4/2018	20,000,000	19,996,067
[a]	Disney (Walt) Co., 2.11%, 10/16/2018	1,000,000	999,121
[a]	Dollar General Corp., 2.25%, 10/1/2018	2,524,000	2,524,000
	Electricite de France S.A.,
[a,b]	2.320%%, 10/3/2018	5,000,000	4,999,356
[a,b]	2.350%%, 10/17/2018	2,070,000	2,067,838
	Eni Finance USA, Inc.,
[a]	2.150%%, 10/4/2018	1,000,000	999,821
[a]	2.230%%, 10/4/2018	1,300,000	1,299,758
	Federal Agricultural Mortgage Corp. Discount Notes, 1.98%, 10/5/2018	20,000,000	19,995,600
	Federal Home Loan Bank Discount Notes,
	1.905%%, 10/1/2018	3,000,000	3,000,000
	1.990%%, 10/10/2018	13,000,000	12,993,533
	2.081%%, 10/17/2018	33,000,000	32,969,479
	2.100%%, 10/19/2018	2,000,000	1,997,900
[a]	General Mills, Inc., 2.15%, 10/1/2018	17,000,000	17,000,000
	Hershey Co.,
[a]	2.030%%, 10/9/2018	4,000,000	3,998,196
[a]	2.120%%, 10/16/2018	3,465,000	3,461,939
	Hitachi America Capital Corp., 2.26%, 10/12/2018	1,000,000	999,309
[a]	Hitachi America Capital Ltd., 1.763%, 10/1/2018	18,000,000	18,000,000
[a]	Honeywell International, 2.01%, 10/3/2018	17,000,000	16,998,102
[a]	Intel Corp., 2.02%, 10/12/2018	13,070,000	13,061,933
	Inter-American Development Bank,
[b]	1.990%%, 10/5/2018	23,000,000	22,994,914
[b]	2.000%%, 10/12/2018	7,000,000	6,995,722
[b]	2.060%%, 10/24/2018	24,000,000	23,968,413
6   |  Annual Report

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Intercontinental Exchange, Inc.,
[a]	1.970%%, 10/1/2018	$ 9,500,000	$ 9,500,000
[a]	2.130%%, 10/24/2018	1,000,000	998,639
	International Bank for Reconstruction & Development Discount Notes,
[b]	2.030%%, 10/9/2018	53,331,000	53,306,942
[b]	2.130%%, 10/22/2018	1,000,000	998,758
[b]	International Finance Corp., 2.02%, 10/17/2018	4,000,000	3,996,409
[a]	Kansas City Power and Light Co.,, 2.30%, 10/1/2018	20,000,000	20,000,000
	Kentucky Utilities Co.,
[a]	2.320%%, 10/4/2018	18,000,000	17,996,520
[a]	2.350%%, 10/9/2018	1,000,000	999,478
[a]	Keurig Dr Pepper, 2.42%, 10/16/2018	1,000,000	998,992
[a]	Kimberly-Clark Corp., 2.08%, 10/11/2018	9,565,000	9,559,474
[a]	Kroger Co., 1.74%, 10/1/2018	19,000,000	19,000,000
	L’oreal USA, Inc.,
[a]	1.980%%, 10/1/2018	11,750,000	11,750,000
[a]	2.150%%, 10/11/2018	7,750,000	7,745,372
	Leggett & Platt,
[a]	2.340%%, 10/15/2018	11,966,000	11,955,111
[a]	2.390%%, 10/11/2018	7,034,000	7,029,330
[a]	Lockheed Martin Corp., 2.35%, 10/1/2018	19,000,000	19,000,000
	Louisville Gas & Electric Co.,
[a]	2.270%%, 10/2/2018	13,087,000	13,086,175
[a]	2.270%%, 10/3/2018	4,913,000	4,912,380
[a]	2.300%%, 10/5/2018	3,000,000	2,999,233
	Marriott International, Inc.,
[a]	2.300%%, 10/3/2018	1,000,000	999,872
[a]	2.300%%, 10/9/2018	19,000,000	18,990,289
[a]	McCormick & Co., Inc., 2.33%, 10/5/2018	10,000,000	9,997,411
	Mondelez International, Inc.,
[a]	2.310%%, 10/17/2018	10,000,000	9,989,733
[a]	2.340%%, 10/3/2018	10,000,000	9,998,700
[a]	National Grid USA, 2.25%, 10/3/2018	2,250,000	2,249,719
	NBCUniversal Enterprise, Inc.,
[a]	2.200%%, 10/11/2018	19,000,000	18,988,389
[a]	2.250%%, 10/15/2018	1,000,000	999,125
	NextEra Energy Capital Holdings, Inc.,
[a]	2.300%%, 10/10/2018	4,790,000	4,787,246
[a]	2.370%%, 10/3/2018	15,210,000	15,207,997
[a]	Novartis AG, 2.11%, 10/22/2018	21,000,000	20,974,152
	Oglethorpe Power Corp.,
[a]	2.380%%, 10/9/2018	1,000,000	999,471
[a]	2.450%%, 10/9/2018	17,000,000	16,990,744
[a]	2.530%%, 10/11/2018	2,000,000	1,998,594
	One Gas, Inc.,
[a]	2.000%%, 10/4/2018	15,000,000	14,997,500
[a]	2.120%%, 10/9/2018	6,000,000	5,997,173
	Peoples Gas Light & Coke Co., 2.25%, 10/4/2018	10,350,000	10,348,059
	Potomac Electric Power Co., 2.39%, 10/5/2018	19,000,000	18,994,954
[a]	Rockwell Automation, Inc., 2.18%, 10/3/2018	5,000,000	4,999,394
	Ryder System, Inc.,
	2.175%%, 10/17/2018	1,000,000	999,000
	2.250%%, 10/9/2018	5,000,000	4,997,500
	2.250%%, 10/17/2018	4,956,000	4,951,044
	2.370%%, 10/23/2018	9,044,000	9,030,901
[a]	San Diego Gas & Electric Co.,, 1.725%, 10/1/2018	13,000,000	13,000,000
	Sempra Energy Holdings,
[a]	2.300%%, 10/1/2018	1,000,000	1,000,000
[a]	2.300%%, 10/10/2018	17,000,000	16,990,225
[a]	2.320%%, 10/10/2018	2,000,000	1,998,840
[a]	Southern California Edison Co., 2.31%, 10/1/2018	20,000,000	20,000,000
[a]	Southwestern Public Service Co., 2.30%, 10/1/2018	20,000,000	20,000,000
Annual Report  |  7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2018
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Spectra Energy Partners,
[a]	2.320%%, 10/18/2018	$15,000,000	$ 14,983,567
[a]	2.500%%, 10/22/2018	5,000,000	4,992,708
[a]	Stanley Works (The), 2.40%, 10/11/2018	4,892,000	4,888,739
	Tennessee Valley Authority Discount Notes, 2.10%, 10/9/2018	50,000,000	49,976,667
[a]	The Clorox Co., 2.21%, 10/5/2018	18,400,000	18,395,482
	Total Cap Cda Ltd.,
[a,b]	2.110%%, 10/16/2018	1,950,000	1,948,286
[a,b]	2.150%%, 10/16/2018	1,300,000	1,298,835
[a,b]	Tyco Electronics Group S.A., 2.30%, 10/1/2018	20,000,000	20,000,000
[a]	Unilever Capital Corp., 2.12%, 10/22/2018	21,000,000	20,974,030
	United Parcel Service, Inc.,
[a]	1.950%%, 10/1/2018	19,000,000	19,000,000
[a]	2.020%%, 10/15/2018	2,000,000	1,998,429
	United States Treasury Bill,
	1.928%%, 10/4/2018	4,000,000	3,999,357
	1.970%%, 10/11/2018	17,000,000	16,990,697
	1.976%%, 10/11/2018	8,000,000	7,995,609
	2.005%%, 10/18/2018	25,000,000	24,976,330
	Wal-Mart Stores, Inc.,
[a]	1.980%%, 10/1/2018	10,924,000	10,924,000
[a]	2.020%%, 10/1/2018	2,000,000	2,000,000
[a]	2.020%%, 10/2/2018	1,076,000	1,075,940
[a]	2.080%%, 10/10/2018	7,000,000	6,996,360
[a]	Whirlpool Corp., 2.38%, 10/5/2018	20,000,000	19,994,711
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,325,384,161)		1,325,384,161
	Total Investments — 100.0% (Cost $1,325,384,161)		$1,325,384,161
	Other Assets Less Liabilities — 0.0%		141,127
	Net Assets — 100.0%		$1,325,525,288

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2018, the aggregate value of these securities in the Fund’s portfolio was $922,912,131, representing 69.63% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
See notes to financial statements.
8  |  Annual Report

There is no guarantee that the Fund will meet its investment objectives.All data is subject to change. Charts may not add up to 100% due to rounding.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  September 30, 2018
ASSETS
Investments at value (cost $1,325,384,161) (Note 3)	$ 1,325,384,161
Cash	148,366
Interest receivable	8,887
Total Assets	1,325,541,414
Liabilities
Accounts payable and accrued expenses	16,126
Total Liabilities	16,126
Net Assets	$ 1,325,525,288
NET ASSETS CONSIST OF
Distributable earnings	$ 23,695
Net capital paid in on shares of beneficial interest	1,325,501,593
$ 1,325,525,288
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($1,325,525,288 applicable to 132,552,529 shares of beneficial interest outstanding - Note 5)	$ 10.00
See notes to financial statements.
Annual Report  |  9

Statement of Operations
Thornburg Capital Management Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Interest income	$ 18,823,432
EXPENSES
Transfer agent fees	5,126
Custodian fees (Note 2)	89,629
Professional fees	29,331
Officer fees	11,505
Accounting fees (Note 4)	8,598
Other expenses	30,866
Total Expenses	175,055
Net Investment Income	$ 18,648,377
See notes to financial statements.
10   |  Annual Report

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 18,648,377	$ 9,820,572
Net Increase in Net Assets Resulting from Operations	18,648,377	9,820,572
DIVIDENDS TO SHAREHOLDERS (NOTE 7)
From distributable earnings
Class I Shares	(18,648,377)	(9,820,572)
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	195,504,453	(263,515,419)
Net Increase (Decrease) in Net Assets	195,504,453	(263,515,419)
NET ASSETS
Beginning of Year	1,130,020,835	1,393,536,254
End of Year	$ 1,325,525,288	$ 1,130,020,835
See notes to financial statements.
Annual Report  |  11

Notes to Financial Statements
Thornburg Capital Management Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Currently, the Fund’s shares are only sold to certain other series of the Trust. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment
12   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2018
objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,325,384,161
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at September 30, 2018 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
At September 30, 2018, the Fund had $23,695 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 18,648,377	$ 9,820,572
Total	$ 18,648,377	$ 9,820,572
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2018
Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
14  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2018
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short-Term Investments	$ 1,325,384,161	$ —	$ 1,325,384,161	$ —
Total Investments in Securities	$ 1,325,384,161	$ —	$ 1,325,384,161	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2018.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		YEAR ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	800,929,556	$ 8,009,295,565	876,780,189	$ 8,767,801,887
Shares issued to shareholders in reinvestment of dividends	1,866,541	18,665,413	982,057	9,820,572
Shares repurchased	(783,245,652)	(7,832,456,525)	(904,113,788)	(9,041,137,878)
Net increase (decrease)	19,550,445	$ 195,504,453	(26,351,542)	$ (263,515,419)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had no purchase and sale transactions of investments other than short-term investments.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping,
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2018
outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	YEAR ENDED SEPTEMBER 30, 2017
From net investment income
Class I Shares	$ (9,820,572)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, foreign investment risk, liquidity risk, diversification risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
16  |  Annual Report

This page intentionally left blank.
Annual Report  |  17

Financial Highlights
Thornburg Capital Management Fund
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2018 (b)	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017 (b)	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00
2016 (b)	$ 10.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 10.00
2015 (b)(d)	$ 10.00	— (e)	— (f)	— (g)	— (h)	—	—	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(d)	The Fund commenced operations on July 31, 2015.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(g)	Total from investment operations was less than $0.01 per share.
(h)	Dividends from net investment income per share were less than $(0.01).
(i)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
18  |  Annual Report

Financial Highlights, Continued
Thornburg Capital Management Fund
Ratios to Average Net Assets				Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

1.76	0.02	0.02	0.02	1.76	— (c)	$ 1,325,525
0.89	0.03	0.03	0.03	0.87	— (c)	$ 1,130,021
0.45	0.03	0.03	0.03	0.45	— (c)	$ 1,393,536
0.26 (i)	0.03 (i)	0.03 (i)	0.03 (i)	0.04	— (c)	$ 1,772,860
Annual Report  |  19

Report of Independent Registered Public Accounting Firm
Thornburg Capital Management Fund
To the Trustees and Shareholders of the
Thornburg Capital Management Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Capital Management Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2018 and for the period July 31, 2015 (commencement of operations) through September 30, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the three years in the period ended September 30, 2018 and for the period July 31, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
20   |  Annual Report

Expense Example
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS I SHARES
Actual	$1,000.00	$1,010.27	$0.05
Hypothetical*	$1,000.00	$1,025.02	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  21

Trustees and Officers
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
22   |  Annual Report

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  23

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
24   |  Annual Report

Other Information
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Capital Management Fund pursuant to an investment advisory agreement. The Trustees consider this agreement for renewal annually, and determined to renew the agreement on September 5, 2018.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. Information noted by the Trustees in their evaluation as having been considered included oral and written reports received from the Advisor respecting the Advisor’s selection of investments and execution of the Fund’s investment strategies, achievement of the Fund’s investment objectives, and other factors. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports respecting additions to its information management and other electronic systems. The Trustees also noted in this regard their consideration of the Advisor’s performance of other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors. Portfolio holdings and related information confirmed that the Advisor had managed the Fund since commencement of investment operations in accordance with the Fund’s prospectus. Reports on services rendered by the Advisor to the Fund over the course of the year confirmed to the Trustees that the nature, extent and quality of those services remained sufficient.
Investment Performance. Dividend distribution and other information received by the Trustees respecting the investments by the Fund was viewed as consistent with expectations respecting the Fund’s investment performance in view of current market conditions.
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund. Expense levels were consistent with expectations.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the advisory agreement, because the Advisor does not charge fees under that agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the advisory agreement, because the Advisor does not receive a fee under that agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated objectives and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in view of its objectives and
Annual Report  |  25

Other Information, Continued
Thornburg Capital Management Fund  |  September 30, 2018 (Unaudited)
strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
26   |  Annual Report

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  27

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
28   |  Annual Report

This page intentionally left blank.
Annual Report  |  29

This page intentionally left blank.
30  |  Annual Report

This page intentionally left blank.
Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3477

Annual Report
September 30, 2018

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Long/Short Equity Fund
Annual Report  |  September 30, 2018

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	THLSX	885-216-689
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Non-diversified funds can be more volatile than diversified funds. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Annual Report  |  3

Letter to Shareholders
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
Dear Fellow Shareholder:
For the fiscal year ended September 30, 2018, Thornburg Long/Short Equity Fund returned 6.83% (I shares) vs. the Benchmark S&P 500 Index return of 17.91%. The Fund was able to provide 38% of the index’s return during the period with only 31.93% net long exposure, surpassing the net-exposure-adjusted index return in a strong upmarket. Our long book led the way, returning 21.61% during the period. Our short book lost us money during the period as the shares gained in value, though less than our long book (+17.26%). To refresh the reader’s memory, we make money when our shorts decline and lose money when our shorts advance.
TRAILING ONE YEAR (SEPT 30, 2017 - SEPT 30, 2018)
	Average Weight %	Total Return %	Contribution* %
Long Book	104.63%	21.61%	22.61%
Short Book	-72.69%	17.26%	-12.54%
Fund	31.93%	6.83%	-
S&P 500 Index	-	17.91%	-
Russell 2000 Index	-	15.24%	-
Net Adjusted S&P 500 Index	-	5.57%	-
*Gross of Fees
Source: Kiski, Thornburg
As a reminder, we seek to manage the risks of the portfolio through both qualitative and quantitative risk management. We strive to allow our stock selection to tell the story; that is, we work to have similar sector, market cap, geographic, and risk-factor exposures on each side of the book. We employ a six-basket approach to portfolio construction. With this framework, we believe we can immunize the portfolio from the extremes—that is, create risk-managed outcomes that allow the Fund to produce good outcomes as measured by through-cycle returns.
Our goal is to generate broad equity index–like returns over the cycle through long and short investing, minimizing the bumps along the way with lower equity market exposure.
However, in short- to medium-term periods, market leadership can run for what feels like an eternity. That has been the case in recent years with growth outpacing value, and it was certainly the case again during the fiscal year. Not surprisingly, our more growth-oriented baskets outperformed our less growth-oriented baskets on the long side, and the converse was true on the short side. But, we avoid the temptation to chase the trends and instead remain committed to our investment process.
Decades of investment experience have taught us that a repeatable process and methodology are enduring, whereas emotions are erratic. We will continue to allocate some of the Fund’s capital to out-of-favor corners of the market to build a portfolio for all seasons. John Maynard Keynes purportedly exclaimed: “The market can remain irrational longer than you can remain solvent.” The follow-up to that quote, were there ever an occasion for it to be delivered, may have been “but, it can reverse course more quickly than you can react.”
Contributors:
Kose Corp. (Long)
Kose is a Japan-based manufacturer focused on high-end skin care products and other cosmetics. Growth has been especially strong in Kose’s home market due to a combination of favorable demographics and increased purchases from Chinese travelers seeking duty-free purchases while visiting Japan. Kose also realized growth in the United States, especially among Millenials who favor Kose’s Tarte brand.
Amazon.com, Inc. (Long)
Amazon is primarily known as the largest retailer in the U.S. However, in addition to retail, Amazon is among the largest providers of cloud infrastructure services. Furthermore, Amazon also owns Whole Foods. The stock increased strongly during the period as Amazon delivered continued high growth across key segments.
O’Reilly Automotive, Inc. (Long)
Auto parts retailers broadly rebounded from cyclical lows in same store sales. O’Reilly’s same store sales have continued to outpace peers on the back of a best-in-class distribution network. The stock has re-rated to the upside on higher-earnings estimates.
iQiyi, Inc. (Long)
iQiyi contributed strongly to performance in the fiscal year. iQiyi is the leading online video streaming service in China and is often compared to Netflix. iQiyi’s share price fell immediately after its initial public offering, and we used that opportunity to buy more shares. The price subsequently rebounded handsomely as the market came to appreciate iQiyi’s growth prospects, and we sold the shares as it reached our estimate of intrinsic value.
Evolent Health, Inc. (Long)
The stock rebounded from last year’s lows, which stemmed from the acquisition of a health plan. This year, the company announced several contract wins in its core health care consulting business, which has generally benefited as

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
momentum toward value-based care arrangements has provided a tailwind.
Detractors:
Credit Acceptance Corp. (Short)
Credit Acceptance Corp. is a deep sub-prime auto lender whose earnings are currently inflated due to benign credit costs, in our opinion. Shares of the company have also benefited from tax cuts.
Chegg, Inc. (Short)
Chegg is an education services company that is heavily reliant on a single product for growth sustainability. We believe valuation is disconnected from sustainability of earnings growth for this company.
WW Grainger, Inc. (Short)
Our thesis on Grainger, a distributor of maintenance supplies, is the company’s margins are structurally challenged due to e-commerce disruption. The shares have appreciated thanks to better-than-expected sales from price cuts and benefits of tax legislation.
Haemonetics Corp. (Short)
Haemonetics is a medical devices company whose revenues are structurally challenged due to price cuts and increased competition. Strength in the company’s shares during the year can be attributed to bullish expectations on product launches and cost cuts.
Square, Inc. (Short)
Square provides integrated, mobile payment solutions to small- and medium-sized businesses. We believe its recent share price gains derive from investor willingness, for now, to pay a higher price per unit of earnings for some growth companies than has been the case historically. Nonetheless, we have reduced the size of this position recently.
Looking forward, we are focused on navigating an uncertain landscape through our time-tested, fundamental, bottom-up investment process and six-basket portfolio construction framework. Our goal is to deliver compelling investment returns over the course of a cycle, while managing the volatility and investor experience along the way.
Thank you for investing alongside us in Thornburg Long/Short Equity Fund.

Connor Browne, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Annual Report  |  5

Performance Summary
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class I Shares (Incep: 12/30/16)	6.83%	7.08%	6.45%	9.23%	7.09%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%	9.60%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: I shares, 3.81%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least June 15, 2019, for some of the share classes, resulting in net expense ratios of the following: I shares, 3.46%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.

Glossary
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Annual Report

Fund Summary
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.
SECTOR EXPOSURE
Communication Services	13.5%
Consumer Discretionary	9.4%
Energy	6.1%
Materials	5.7%
Financials	5.4%
Health Care	3.7%
Information Technology	1.6%
Consumer Staples	0.4%
Real Estate	-4.1%
Industrials	-7.5%
Other Assets Less Liabilities	65.8%
PORTFOLIO EXPOSURE
	3Q18	2Q18
Gross Long	102.9%	102.9%
Gross Short	-68.0%	-72.1%
Net Equity	34.9%	30.8%

ASSETS BY GEOGRAPHY
	Long	Short
United States	58.4%	41.6%
Ex-U.S.	69.7%	30.3%

TOP TEN LONG HOLDINGS
Gilead Sciences, Inc.	4.9%
Alkermes plc	4.1%
Comcast Corp. Class A	4.0%
Assured Guaranty Ltd.	3.9%
Nomad Foods Ltd.	3.6%
US Foods Holding Corp.	3.5%
SS&C Technologies Holdings, Inc.	3.5%
United Parcel Service, Inc. Class B	3.3%
Medtronic plc	3.2%
Thermo Fisher Scientific, Inc.	3.1%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Long/Short Equity Fund  |  September 30, 2018
		SHARES	VALUE
	Common Stock — 102.1%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[a]	Garrett Motion, Inc.	4,400	$ 81,400
			81,400
	Capital Goods — 2.5%
	Machinery — 2.5%
[b]	ITT, Inc.	82,470	5,052,112
			5,052,112
	Commercial & Professional Services — 1.2%
	Commercial Services & Supplies — 1.2%
	ADT, Inc.	259,537	2,437,052
			2,437,052
	Consumer Durables & Apparel — 2.5%
	Household Durables — 2.5%
[a,b]	TRI Pointe Group, Inc.	408,032	5,059,597
			5,059,597
	Consumer Services — 2.6%
	Hotels, Restaurants & Leisure — 2.6%
[b]	Starbucks Corp.	92,377	5,250,709
			5,250,709
	Diversified Financials — 9.1%
	Capital Markets — 4.8%
	Apollo Global Management, LLC, Class A	119,115	4,115,423
	Oaktree Capital Group, LLC	138,967	5,753,234
	Consumer Finance — 1.9%
	Navient Corp.	283,029	3,815,231
	Diversified Financial Services — 0.9%
	AXA Equitable Holdings, Inc.	85,306	1,829,814
	Mortgage Real Estate Investment Trusts — 1.5%
	PennyMac Mortgage Investment Trust	150,486	3,045,836
			18,559,538
	Energy — 6.1%
	Energy Equipment & Services — 1.8%
[a]	McDermott International, Inc.	200,186	3,689,428
	Oil, Gas & Consumable Fuels — 4.3%
[b]	Devon Energy Corp.	117,883	4,708,247
	Teekay LNG Partners L.P.	237,150	3,960,405
			12,358,080
	Food & Staples Retailing — 3.5%
	Food & Staples Retailing — 3.5%
[a,b]	US Foods Holding Corp.	232,869	7,177,023
			7,177,023
	Food, Beverage & Tobacco — 3.6%
	Food Products — 3.6%
[a]	Nomad Foods Ltd.	362,084	7,335,821
			7,335,821
	Healthcare Equipment & Services — 3.2%
	Health Care Equipment & Supplies — 3.2%
	Medtronic plc	65,799	6,472,648
			6,472,648
	Insurance — 3.9%
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
		SHARES	VALUE
	Insurance — 3.9%
[b]	Assured Guaranty Ltd.	188,715	$ 7,969,435
			7,969,435
	Materials — 5.7%
	Containers & Packaging — 5.7%
[a,b]	Owens-Illinois, Inc.	327,100	6,146,209
	RPC Group plc	537,077	5,565,209
			11,711,418
	Media & Entertainment — 13.1%
	Entertainment — 3.0%
[a,b]	Ubisoft Entertainment S.A.	55,700	6,041,519
	Interactive Media & Services — 4.6%
[a,b]	Alphabet, Inc., Class C	5,041	6,016,282
[a]	Facebook, Inc., Class A	20,263	3,332,453
	Media — 4.0%
[b]	Comcast Corp., Class A	231,822	8,208,817
	Software — 1.5%
	Activision Blizzard, Inc.	37,424	3,113,303
			26,712,374
	Pharmaceuticals, Biotechnology & Life Sciences — 12.1%
	Biotechnology — 9.0%
[a]	Alkermes plc	197,252	8,371,375
[b]	Gilead Sciences, Inc.	129,099	9,967,734
	Life Sciences Tools & Services — 3.1%
[b]	Thermo Fisher Scientific, Inc.	26,006	6,347,544
			24,686,653
	Retailing — 12.7%
	Internet & Direct Marketing Retail — 8.2%
[a]	Alibaba Group Holding Ltd. ADR	34,836	5,739,579
[a,b]	Amazon.com, Inc.	1,051	2,105,153
[b]	Expedia Group, Inc.	34,071	4,445,584
	Start Today Co. Ltd.	143,832	4,354,710
	Specialty Retail — 4.5%
[a,b]	CarMax, Inc.	67,852	5,066,509
[a,b]	O’Reilly Automotive, Inc.	12,171	4,227,231
			25,938,766
	Software & Services — 6.0%
	Information Technology Services — 2.5%
[b]	Cognizant Technology Solutions Corp., Class A	65,399	5,045,533
	Software — 3.5%
[b]	SS&C Technologies Holdings, Inc.	124,800	7,092,384
			12,137,917
	Technology Hardware & Equipment — 8.3%
	Communications Equipment — 6.1%
[a]	ARRIS International plc	186,385	4,844,146
[a,b]	Casa Systems, Inc.	233,072	3,437,812
[a]	Palo Alto Networks, Inc.	18,229	4,106,265
	Technology Hardware, Storage & Peripherals — 2.2%
[a]	Pure Storage, Inc., Class A	174,892	4,538,447
			16,926,670
	Telecommunication Services — 2.7%
	Wireless Telecommunication Services — 2.7%
[b]	China Mobile Ltd.	555,000	5,469,639
			5,469,639
	Transportation — 3.3%
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
		SHARES	VALUE
	Air Freight & Logistics — 3.3%
[b]	United Parcel Service, Inc., Class B	58,072	$ 6,779,906
			6,779,906
	Total Common Stock (Cost $184,448,991)		208,116,758
	Total Long-Term Investments — 102.1% (Cost $184,448,991)		208,116,758
	Short-Term Investments — 27.8%
[c]	Thornburg Capital Management Fund	5,664,862	56,648,618
	Total Short-Term Investments (Cost $56,648,618)		56,648,618
	Liabilities Net of Other Assets — (29.9)%		(60,961,707)
	Common Stock Sold Short — (67.9)%
	Banks — (3.9)%
	Banks — (2.1)%
	Westamerica Bancorporation	(69,892)	(4,204,703)
	Thrifts & Mortgage Finance — (1.8)%
[a]	Axos Financial, Inc.	(109,205)	(3,755,560)
			(7,960,263)
	Capital Goods — (10.0)%
	Electrical Equipment — (2.2)%
[a]	Generac Holdings, Inc.	(79,750)	(4,498,698)
	Machinery — (3.0)%
	Kone OYJ, Class B	(36,604)	(1,955,808)
	Snap-on, Inc.	(22,900)	(4,204,440)
	Trading Companies & Distributors — (4.8)%
	GATX Corp.	(57,770)	(5,002,304)
	WW Grainger, Inc.	(12,999)	(4,645,973)
			(20,307,223)
	Commercial & Professional Services — (4.5)%
	Professional Services — (4.5)%
[a]	FTI Consulting, Inc.	(65,437)	(4,789,334)
[a]	TriNet Group, Inc.	(78,676)	(4,431,032)
			(9,220,366)
	Consumer Services — (3.4)%
	Diversified Consumer Services — (1.2)%
[a]	Chegg, Inc.	(83,406)	(2,371,232)
	Hotels, Restaurants & Leisure — (2.2)%
	Brinker International, Inc.	(95,483)	(4,461,921)
			(6,833,153)
	Diversified Financials — (3.7)%
	Capital Markets — (2.2)%
	FactSet Research Systems, Inc.	(20,678)	(4,625,875)
	Consumer Finance — (1.5)%
[a]	Credit Acceptance Corp.	(6,844)	(2,998,151)
			(7,624,026)
	Food & Staples Retailing — (2.1)%
	Food & Staples Retailing — (2.1)%
	Colruyt S.A.	(74,932)	(4,241,242)
			(4,241,242)
	Food, Beverage & Tobacco — (2.2)%
	Beverages — (2.2)%
[a]	Boston Beer Co., Inc.	(15,652)	(4,499,950)
			(4,499,950)
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
		SHARES	VALUE
	Healthcare Equipment & Services — (9.0)%
	Health Care Equipment & Supplies — (4.8)%
	DiaSorin S.p.A.	(40,986)	$ (4,311,365)
[a]	Haemonetics Corp.	(21,696)	(2,485,928)
	ResMed, Inc.	(25,830)	(2,979,232)
	Health Care Technology — (4.2)%
	Computer Programs & Systems, Inc.	(159,642)	(4,286,388)
[a]	Inovalon Holdings, Inc., Class A	(420,510)	(4,226,125)
			(18,289,038)
	Household & Personal Products — (2.4)%
	Household Products — (2.4)%
	Church & Dwight Co., Inc.	(84,064)	(4,990,880)
			(4,990,880)
	Pharmaceuticals, Biotechnology & Life Sciences — (2.6)%
	Pharmaceuticals — (2.6)%
	Shionogi & Co. Ltd.	(81,730)	(5,340,288)
			(5,340,288)
	Real Estate — (4.1)%
	Equity Real Estate Investment Trusts — (2.0)%
	Extra Space Storage, Inc.	(47,675)	(4,130,562)
	Real Estate Management & Development — (2.1)%
[a]	Redfin Corp.	(224,810)	(4,203,947)
			(8,334,509)
	Retailing — (5.0)%
	Internet & Direct Marketing Retail — (2.6)%
[a]	HelloFresh SE	(76,500)	(975,248)
[a]	Stitch Fix, Inc.	(97,315)	(4,259,477)
	Specialty Retail — (2.4)%
[a]	Murphy USA, Inc.	(57,650)	(4,926,769)
			(10,161,494)
	Software & Services — (10.6)%
	Information Technology Services — (5.3)%
	Paychex, Inc.	(60,883)	(4,484,033)
[a]	Square, Inc., Class A	(24,069)	(2,383,072)
[a]	Teradata Corp.	(105,774)	(3,988,737)
	Software — (5.3)%
[a]	Ellie Mae, Inc.	(42,621)	(4,039,192)
[a]	Manhattan Associates, Inc.	(37,000)	(2,020,200)
[a]	MINDBODY, Inc.	(113,322)	(4,606,540)
			(21,521,774)
	Technology Hardware & Equipment — (2.1)%
	Communications Equipment — (2.1)%
	Plantronics, Inc.	(70,784)	(4,268,275)
			(4,268,275)
	Telecommunication Services — (2.3)%
	Diversified Telecommunication Services — (2.3)%
	Cogent Communications Holdings, Inc.	(85,370)	(4,763,646)
			(4,763,646)
	Total Common Stock Sold Short (Proceeds $121,485,266)		(138,356,127)
	Exchange-Traded Funds Sold Short — (0.2)%
	Direxion Daily Developed Markets Bear 3X	(550)	(6,837)
	Direxion Daily Emerging Markets Bear 3X	(919)	(46,832)
	Direxion Daily Energy Bear 3X	(535)	(17,259)
	Direxion Daily Financial Bear 3X	(3,601)	(34,966)
	Direxion Daily S&P 500 Bear 3X	(266)	(5,695)
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
		SHARES	VALUE
	Direxion Daily Semiconductors Bear 3x	(66)	$ (643)
	Direxion Daily Small Cap Bear 3X	(255)	(2,145)
[a]	iPath S&P 500 VIX Short-Term Futures ETN	(12,835)	(342,309)
	ProShares UltraPro Short QQQ	(221)	(2,462)
	Total Exchange-Traded Funds Sold Short (Proceeds $5,561,077)		(459,148)
	Total Securities Sold Short (Proceeds $127,046,343)		$(138,815,275)
	Net Assets — 100.0%		$ 203,803,669

Footnote Legend
a	Non-income producing.
b	All or a portion of the security is pledged as collateral for securities sold short. At September 30, 2018, the value of securities pledged was $91,500,588. An additional $73,854,115 in cash has been segregated for collateral on securities sold short.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
12  |  Annual Report

Statement of Assets and Liabilities
Thornburg Long/Short Equity Fund  |  September 30, 2018
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $184,448,991)	$ 208,116,758
Non-controlled affiliated issuer (cost $56,648,618)	56,648,618
Cash segregated as collateral on securities sold short	73,854,115
Receivable for investments sold	4,353,120
Receivable for fund shares sold	643,168
Dividends receivable	173,760
Dividend and interest reclaim receivable	910
Prepaid expenses and other assets	16,098
Total Assets	343,806,547
Liabilities
Securities sold short (proceeds $127,046,343)	138,815,275
Payable for investments purchased	620,836
Payable for fund shares redeemed	41,917
Payable to investment advisor and other affiliates (Note 4)	217,530
Payable for short sale financing	84,904
Accounts payable and accrued expenses	58,941
Dividends payable for short sales	163,475
Total Liabilities	140,002,878
Net Assets	$ 203,803,669
NET ASSETS CONSIST OF
Distributable earnings	$ 17,287,149
Net capital paid in on shares of beneficial interest	186,516,520
$ 203,803,669
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($203,803,669 applicable to 17,655,806 shares of beneficial interest outstanding - Note 5)	$ 11.54
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg Long/Short Equity Fund  |  Year Ended September 30, 2018
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $72,451)	$ 2,337,736
Non-controlled affiliated issuer	797,077
Total Income	3,134,813
EXPENSES
Investment advisory fees (Note 4)	1,877,898
Administration fees (Note 4)
Class I Shares	114,257
Transfer agent fees
Class I Shares	41,299
Registration and filing fees
Class I Shares	26,719
Dividend expense on securities sold short	1,621,038
Short sale financing fees	390,998
Custodian fees (Note 2)	55,927
Professional fees	52,368
Trustee and officer fees (Note 4)	10,530
Accounting fees (Note 4)	606
Other expenses	51,389
Total Expenses	4,243,029
Less:
Expenses reimbursed by investment advisor (Note 4)	(3,627)
Net Expenses	4,239,402
Net Investment Loss	$ (1,104,589)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments
Long positions	14,724,042
Short positions	(5,621,123)
Foreign currency transactions	(9,941)
9,092,978
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments
Long positions	11,199,212
Short positions	(12,856,476)
Foreign currency translations	109
(1,657,155)
Net Realized and Unrealized Gain	7,435,823
Net Increase in Net Assets Resulting from Operations	$ 6,331,234
See notes to financial statements.
14   |  Annual Report

Statements of Changes in Net Assets
Thornburg Long/Short Equity Fund
	Year Ended September 30, 2018	Period Ended September 30, 2017*
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$ (1,104,589)	$ (657,927)
Net realized gain (loss) on investments and foreign currency transactions	9,092,978	1,319,263
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,657,155)	4,874,981
Net Increase in Net Assets Resulting from Operations	6,331,234	5,536,317
DIVIDENDS TO SHAREHOLDERS (NOTE 8)
From distributable earnings
Class I Shares	(2,992,574)	-
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	120,726,370	74,202,322
Net Increase in Net Assets	124,065,030	79,738,639
NET ASSETS
Beginning of Year	79,738,639	-
End of Year	$ 203,803,669	$ 79,738,639

*	For the audited period from commencement of operations on December 30, 2016 through September 30, 2017
See notes to financial statements.
Annual Report  |  15

Statement of Cash Flows
Thornburg Long/Short Equity Fund  |  Year Ended September 30, 2018
Cash Flows from Operating Activities:
Net change in net assets resulting from operations	$ 6,331,234
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(187,929,769)
Payments to cover securities sold short	(82,431,833)
Proceeds from disposition of investments in securities	86,693,661
Proceeds from securities sold short	143,067,194
Purchases of short term investments, net	(39,289,015)
Net realized (gain) loss:
Investment transactions	(14,724,042)
Short sales	5,621,123
Net unrealized (gain) loss:
Investments	(11,199,212)
Short sales	12,856,476
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	(36,503,342)
Dividend and interest receivable	(101,614)
Prepaid expenses and other assets	6,398
Increase (decrease) in liabilities:
Payable for short sale financing	65,326
Payable for dividends on short sales	89,607
Payable to investment adviser	124,215
Accrued expenses and other payables	(16,952)
Net cash used in operating activities	$ (117,340,545)
Cash Flows from Financing Activities:
Fund shares sold	$ 126,949,704
Fund shares redeemed	(9,532,462)
Fund distributions paid and not reinvested	(76,697)
Net cash received from financing activities	$ 117,340,545
Net increase in cash during the period	$ -
Cash and foreign currency, beginning of period:	$ -
Cash and foreign currency, end of period:	$ -
Non-cash Activities:
Reinvestment of Fund distributions	2,915,877
See notes to financial statements.
16  |  Annual Report

Notes to Financial Statements
Thornburg Long/Short Equity Fund  |  September 30, 2018
NOTE 1 – ORGANIZATION
Thornburg Long/Short Equity Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
Effective December 30, 2016, the assets of Thornburg Partners Fund, L.P., a private investment vehicle for which Thornburg Investment Management, Inc. served as general partner and investment advisor (the “Partnership”), were transferred to the Fund, in exchange for Class I shares of beneficial interest of the Fund, and the Fund assumed certain liabilities of the Partnership. The transaction was structured to qualify as a tax-free transaction under the Internal Revenue Code. The net assets the Fund received from the Partnership in the transaction had a value of $46,625,738 at the time of the transaction. The Partnership received 4,662,574 Class I shares of the Fund, each with a NAV per share of $10.00. Those Class I shares were distributed in pro rata amounts to the partners of the Partnership based on their partner’s capital balance on the effective date of the exchange, and the Partnership subsequently dissolved. The investment policies and restrictions of the Fund are in all material respects equivalent to those of the Partnership, except that the Partnership was not registered as an investment company under the Investment Company Act of 1940 and was not, therefore, subject to certain investment restrictions, diversification requirements, and other restrictions imposed on registered investment companies by the 1940 Act or the Internal Revenue Code of 1986. The Fund’s portfolio management team is the same as the Partnership’s portfolio management team.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Restricted Cash: As of September 30, 2018, the Fund has restricted cash in the amount of $73,854,115. The restricted cash represents collateral pledged in relation to short sale securities. The carrying value of the restricted cash approximates fair value.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations. For securities sold short, the Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. These amounts are included in Dividend expense on securities sold short on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Fund during the fiscal year were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2018, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2018, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 113,943,282
Gross unrealized appreciation on a tax basis	35,250,828
Gross unrealized depreciation on a tax basis	(23,244,009)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 12,006,819
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding tax basis adjustments for publicly traded partnerships (“PTP”) and real estate investment trusts (“REITs”), and organizational expenses.
At September 30, 2018, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,085,520. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $6,977. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At September 30, 2018, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $220,974. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
In order to account for permanent book to tax differences, the Fund decreased accumulated net investment loss by $512,052, decreased accumulated net realized gain (loss) by $801,163, and increased net capital paid in on shares of beneficial interest by $289,111. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), investments in publicly traded partnerships (“PTPs”) and real estate investment trusts (“REITs”), equalization of undistributed capital gains to shareholders, disposition of passive foreign investment company ("PFIC") investments, return of capital basis adjustment on non-REIT securities, and nondeductible expenses.
At September 30, 2018, the Fund had $341,872 of undistributed tax basis ordinary investment income and $6,428,807 of undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.
The tax character of distributions paid during the year ended September 30, 2018, and September 30, 2017, was as follows:
	2018	2017
Distributions from:
Ordinary income	$ 1,117,416	$ -
Capital gains	1,875,158	-
Total	$ 2,992,574	$ -
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2018. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at September 30, 2018
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 208,116,758	$ 208,116,758	$ —	$ —
Short Term Investment	56,648,618	56,648,618	—	—
Total Investments in Securities	$ 264,765,376	$ 264,765,376	$ —	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (138,356,127)	$ (138,356,127)	$ —	$ —
Exchange-Traded Funds	(459,148)	(459,148)	—	—
Total Investment in Securities Sold Short	$ (138,815,275)	$ (138,815,275)	$ —	$ —
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the year ended September 30, 2018.
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	1.250%
Next $500 million	1.200
Next $1 billion	1.150
Over $2 billion	1.100
The Fund’s effective management fee for the year ended September 30, 2018 was 1.25% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. Until January 31, 2018, the fees were payable at an annual rate of 0.05 of 1% per annum of the average daily net assets attributable to each class of shares. As of February 1, 2018, the fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2018, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.
The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before June 15, 2019, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.
For the year ended September 30, 2018, the Advisor reimbursed certain class specific expenses, administrative fees, and distribution fees of $3,627 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations. Prior to October 1, 2017 the Fund paid the costs of personnel who performed certain accounting services for the Trust. The amounts shown as Accounting fees on the Statement of Operations represent an adjustment to the prior fiscal year expenses.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 26.57%.
The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2018, the Fund had no such transactions with affiliated funds.
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/17	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/18	Dividend Income
Thornburg Capital Management Fund	$17,359,603	$154,508,250	$(115,219,235)	$-	$-	$56,648,618	$797,077
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2018, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2018		PERIOD ENDED September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
In-kind re-organization	-	$ -	4,662,574	$ 46,625,738
Shares sold	11,071,577	127,384,872	2,847,668	31,289,733
Shares issued to shareholders in reinvestment of dividends	257,814	2,915,877	-	-
Shares repurchased	(834,836)	(9,574,379)	(348,991)	(3,713,149)
Net increase	10,494,555	$ 120,726,370	7,161,251	$ 74,202,322
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2018, the Fund had purchase and sale transactions of long investments of $188,550,605 and $90,333,675, respectively, and cover and sale transactions of securities sold short of $82,431,833 and $143,067,194, respectively (excluding short term investments).
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the year ended September 30, 2018, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.
On August 17, 2018 the Securities and Exchange Commission (“SEC”) adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification, to amend certain disclosure requirements that the SEC determined had become “redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment”. The SEC specifically identified a disparity in the disclosure requirements for distributed amounts on a tax basis when compared to GAAP, where
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018
it was identified that the current requirements do not provide insight into the tax implications of distributions. These Regulation S-X disclosure changes have been implemented in the current reporting period as presented within the Fund’s financial statements and related notes.
Dividends to shareholders for the year ended September 30, 2017, which was previously reported in the Statements of Changes in Net Assets prior to the adoption of the Disclosure Update and Simplification Rule, were as follows:
DIVIDENDS TO SHAREHOLDERS	PERIOD ENDED SEPTEMBER 30, 2017*
From net investment income
Class I Shares	$ 74,202,322
* For the period from commencement of operations on December 30, 2016 through September 30, 2017.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, diversification risk, derivatives risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2018 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
24  |  Annual Report

This page intentionally left blank.
Annual Report  |  25

Financial Highlights
Thornburg Long/Short Equity Fund
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2018	$ 11.13	(0.08)	0.83	0.75	—	(0.34)	(0.34)	$ 11.54
2017 (c)	$ 10.00	(0.13)	1.26	1.13	—	—	—	$ 11.13

(a)	Not annualized for periods less than one year.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratio would have been 1.48%.
(c)	Fund commenced operations on December 30, 2016.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Annual Report

Financial Highlights, Continued
Thornburg Long/Short Equity Fund
Ratios to Average Net Assets				Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

(0.74)	1.48	1.48	2.82 (b)	6.83	65.72	$ 203,804
(1.56) (d)	1.45 (d)	1.45 (d)	3.78 (d)	11.30	61.69	$ 79,739
Annual Report  |  27

Report of Independent Registered Public Accounting Firm
Thornburg Long/Short Equity Fund
To the Trustees and Shareholders of the
Thornburg Long/Short Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Long/Short Equity Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2018, the related statements of operations and cash flows for the year ended September 30, 2018, the statement of changes in net assets and the financial highlights for the year ended September 30, 2018 and for the period December 30, 2016 (commencement of operations) through September 30, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets and financial highlights for the year ended September 30, 2018 and for the period December 30, 2016 (commencement of operations) through September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
PricewaterhouseCoopers LLP
New York, New York
November 21, 2018
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
28   |  Annual Report

Expense Example
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2018, and held until September 30, 2018.
	BEGINNING ACCOUNT VALUE 4/1/18	ENDING ACCOUNT VALUE 9/30/18	EXPENSES PAID DURING PERIOD† 4/1/18—9/30/18
CLASS I SHARES
Actual	$1,000.00	$1,023.05	$14.25
Hypothetical*	$1,000.00	$1,010.98	$14.17

†	Expenses are equal to the annualized expense ratio for each class (I: 2.81%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  29

Trustees and Officers
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 63 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 73 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 57 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 69 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 55 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Owen D. Van Essen, 64 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 59 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
30   |  Annual Report

Trustees and Officers, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
Nimish Bhatt, 55 Treasurer since 2016(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 44 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 39 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 44 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 42 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 43 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
William V. Fries, 79 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 47 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Jim Gassman, 48 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffman, 36 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Ben Kirby, 38 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 47 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 42 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Leigh Moiola, 51 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 62 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Troy Statczar, 47 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer of Henderson Global Funds (2012-2016).	Not applicable
Sean Koung Sun, 37 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  31

Trustees and Officers, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Stephen Velie, 51 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 48 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 47 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 43 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 40 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
32   |  Annual Report

Other Information
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the year ended September 30, 2018, dividends paid by Thornburg Long/Short Equity Fund of $1,117,416 are being reported as taxable ordinary investment income dividends and $1,875,158 are being reported as long term capital gain dividends for federal income tax purposes.
For the tax year ended September 30, 2018, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 88.33% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2018 as qualified for the corporate dividends received deduction.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2018. Complete information will be reported in conjunction with your 2018 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Long/Short Equity Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 5, 2018.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2018 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an August independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the analyst firm, and in their independent session discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  33

Other Information, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels, and features of the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the Advisor’s staff competencies, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for nine calendar years (which included data for a predecessor fund), comparing the Fund’s investment performance to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index; (4) performance data for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns (which include returns for a predecessor fund) to two mutual fund categories and to a broad-based securities index, and assigning a ranking to the Fund’s performance for each period relative to the two fund categories for the year-to-date, three-month and one-year periods; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for a fund peer group selected by an independent mutual fund analyst firm engaged by the independent Trustees; and (8) a comparative measure of portfolio volatility, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods, including the performance of the predecessor fund, on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses of the Fund’s sole share class to the fee levels and expenses for a fund peer
34   |  Annual Report

Other Information, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2018 (Unaudited)
group selected by a second independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s stated advisory fee level before waivers and reimbursements was comparable to the median and average fee levels for the fund category, and the level of total expense for the Fund after fee waivers and expense reimbursements was lower than the category’s median and average expense levels. Peer group data showed that the Fund’s stated advisory fee level was lower than the stated median level for the peer group, and that the total expense level for the Fund after fee waivers and expense reimbursements was lower than the median level for the peer group.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing factors that affect the determination of fee levels in these distinct contexts. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted their evaluation of the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in the peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  35

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
36  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $45.7 billion (as of September 30, 2018) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  37

This page intentionally left blank.
38  |  Annual Report

This page intentionally left blank.
Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3931

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that two members of the Trust’s audit committee, David A. Ater and Sally Corning, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Ms. Corning are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2017	Year Ended September 30, 2018
Thornburg Investment Trust	$736,325	$736,325

Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2017	Year Ended September 30, 2018
Thornburg Investment Trust	$12,500	$5,000

Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2017	Year Ended September 30, 2018
Thornburg Investment Trust	$442,500	$515,500

All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2017	Year Ended September 30, 2018
Thornburg Investment Trust	$7,065	$9,345

The figure shown under All Other Fees for the year ended September 30, 2017 includes amounts from out of pocket expenses during the 2016 annual audit. The figure shown under All Other Fees for the year ended September 30, 2018 includes amounts from out of pocket expenses during the 2017 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2018, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Low Duration Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, and Long/Short Equity Fund.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 19, 2018

By:	/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

Date:	November 19, 2018

THORNBURG INVESTMENT TRUST

Code of Business Conduct and Ethics

September 10, 2003 (as revised to December 6, 2009)

Introduction

Honesty and integrity are hallmarks of Thornburg Investment Trust (the “Trust”). We pride ourselves on maintaining the highest standards of ethics and conduct in all of our business relationships. This Code of Business Conduct and Ethics covers a wide range of business practices and procedures and applies to the officers and Trustees of the Trust in their conduct of the business and affairs of the Trust. It does not cover every issue that may arise, but it sets out basic principles to guide the officers and Trustees of the Trust in discharging their duties for the Trust. This Code has been adopted by the Trustees of the Trust with the objectives of deterring wrongdoing and promoting (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) full, fair, accurate, timely and understandable disclosure in reports and documents which the Trust files with the Securities and Exchange Commission and in other public communications made by the Trust, (3) compliance with applicable governmental laws, rules and regulations, (4) prompt internal reporting of violations of this Code, and (5) accountability for adherence to this Code.

This Code is intended as a code of ethics under Section 406 of the Sarbanes-Oxley Act of 2002 and Item 2 of Form N-CSR under the Investment Company Act of 1940, and is specifically applicable to the principal executive officer, principal financial officer, and principal accounting officer (or persons performing similar functions, whether or not as officers or employees of the Trust) of the Trust (each a “Covered Officer”).

All records and reports created or maintained pursuant to this Code are intended solely for the internal use of the Trust, are confidential, and in no event constitute an admission by any person as to any fact, circumstance or legal conclusion.

Compliance with Laws, Rules and Regulations

The Trust expects its officers and Trustees to comply with all laws, rules and regulations applicable to the Trust’s operations and business. Officers and Trustees should seek guidance whenever they are in doubt as to the applicability of any law, rule or regulation regarding any contemplated course of action. The Trust and its investment adviser hold information and training sessions to promote compliance with laws, rules and regulations, including insider-trading laws. Please consult the various guidelines and policies which the Trust has prepared in accordance with specific laws and regulations. A good guideline, if in doubt on a course of action, is to always ask first, act later — if you are unsure of what to do in any situation, seek guidance before you act.

As a registered investment company, we are subject to regulation by the Securities and Exchange Commission, and compliance with federal, state and local laws. The Trust and its Trustees insist on strict compliance with the spirit and the letter of these laws and regulations.

Conflicts of Interest

Each officer and Trustee of the Trust should be scrupulous in avoiding any conflict of interest or appearance of such a conflict with regard to the Trust’s interests. A “conflict of interest” occurs when an individual’s private interest interferes with the interests of the Trust. The appearance of a conflict occurs for purposes of this Code when an individual enters into a transaction, has a relationship with or receives a benefit from a third party, or engages in any other conduct, which would cause an unrelated observer to reasonably conclude that an actual conflict exists. A conflict may arise when an officer or Trustee pursues interests that prevent the individual from performing his duties to the Trust objectively and effectively. A conflict also may arise when an officer or Trustee or member of the individual’s family receives undisclosed, improper benefits as a result of the individual’s position with the Trust. The appearance of a conflict may arise when an individual or his family member has a relationship with a person who does business with the Trust or its investment adviser. Any conflict of interest that arises in a specific situation or transaction must be disclosed by the individual and resolved before taking any action.

Matters involving a conflict of interest or appearance of a conflict are prohibited as a matter of Trust policy, except when approved by the Trustees or the Trust’s audit committee for any Covered Officer or Trustee, or except when approved by the Trust’s president for any other individual. Conflicts of interest may not always be evident, and individuals should consult with higher levels of management or the Trust’s legal counsel if they are uncertain about any situation. In no event, however, shall investment in any security made in accordance with the Trust’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a conflict of interest with the Trust.

Corporate Opportunities

Officers and Trustees shall not take for themselves personally opportunities that are discovered through the use of their position with the Trust, except with the approval of the Trustees or the Trust’s audit committee for any Covered Officer or Trustee, or except with the approval by the Trust’s president for any other individual. Officers and Trustees owe a duty to the Trust to advance its legitimate interests when the opportunity to do so arises. In no event, however, shall investment in any security made in accordance with the Trust’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a business opportunity of the Trust.

Confidentiality

Officers and Trustees shall exercise care in maintaining the confidentiality of any confidential information respecting the Trust, except where disclosure is authorized or legally mandated. Officers and Trustees should consult with the Trust’s legal counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes non-public information of the Trust that may be helpful to competitors, or otherwise harmful to the Trust or its shareholders. The obligation to preserve confidentiality of this information continues after association with the Trust ends.

Fair Dealing

Officers and Trustees should endeavor to deal fairly with the Trust’s shareholders, service providers and competitors, and shall not seek unfair advantage through improper concealment, abuse of improperly acquired confidential information, misrepresentation of material facts when the other party is known by the officer or Trustee to rely justifiably on the individual to disclose those facts truthfully, or improper and unfair dealing.

Business Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage. No gift or entertainment should ever be offered, given, provided or accepted by any officer or Trustee in connection with the Trust’s business unless it (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe, payoff or kickback and (5) does not violate any laws or regulations.

Protection and Proper Use of Trust Assets

All officers and Trustees should endeavor to protect the Trust’s assets and pursue their efficient investment in accordance with the Trust’s business purposes and declaration of trust. Any suspected incident of fraud or theft should be immediately reported for investigation.

The obligation of officers and Trustees to protect the Trust’s assets includes its proprietary information. Proprietary information includes intellectual property such as trademarks and copyrights, as well as business, marketing and service plans, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information violates this Code.

Insider Trading

All officers and Trustees should pay particular attention to potential violations of insider trading laws. Insider trading is both unethical and illegal and will be dealt with decisively if it occurs. Officers and Trustees are expected to familiarize themselves with the Policy Statement on Insider Trading, adopted by the Trust’s investment adviser. If they have questions about these guidelines, they should consult with the Trust’s president, the investment adviser’s compliance office, or the Trust’s legal counsel.

Certain Political Contributions Proscribed

Contributions or solicitations for contributions, by any officer or Trustee of the Trust who is an employee, officer or director of the Trust’s investment advisor or distributor, to any political campaign in which an independent Trustee is a candidate, are prohibited. This prohibition does not apply to (i) a contribution by an independent Trustee to a political campaign of another independent Trustee, or (ii) a solicitation by an independent Trustee for the political campaign of another independent Trustee if the solicitation is made to an individual with whom the soliciting Trustee has some relationship, or to an individual who either has a relationship with the candidate Trustee or who would be expected to have an interest in the outcome of the campaign.

Reporting Illegal or Unethical Behavior

The Trustees encourage each officer to talk to senior officers, the investment adviser’s compliance officers, or the Trustees about observed illegal or unethical behavior, or when the officer is in doubt about the best course of action in a particular situation. Officers should report actual and suspected violations of laws, rules, regulations or this Code to appropriate personnel. If an individual does not believe it appropriate or is not comfortable approaching senior officers or the investment adviser’s compliance officers about their concerns, then the individual may contact any member of the Trust’s audit committee. If the individual’s concerns require confidentiality, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings. The Trust will not permit retaliation of any kind by or on behalf of the Trust or its officers and Trustees against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

Reporting and Disclosure

As a registered investment company, it is of critical importance that the Trust’s filings with the Securities and Exchange Commission contain full, fair, accurate, timely and understandable disclosure. Each officer and Trustee should become familiar with the disclosure laws and regulations applicable to the Trust, consistent with the individual’s authority and duties. Depending on the Trust, each officer and Trustee may be called upon to provide necessary information to ensure that the Trust’s public reports are complete, fair and understandable. The Trustees expect officers and Trustees to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Trust’s public disclosure requirements. Officers may be asked to certify as to the accuracy of all responses and information provided for inclusion in the Trust’s public reports and filings.

Recordkeeping

The Trust requires accurate recording and reporting of information in order to make responsible business decisions. The Trustees expect each of the Trust’s officers, consistent with the officer’s individual authority and duties, to maintain the Trust’s books, records, accounts and financial statements in reasonable detail, and to appropriately reflect the Trust’s transactions in conformity with applicable legal requirements and the Trust’s system of internal controls.

Accounting and Financial Reporting Concerns

The Trust seeks to comply with all applicable financial reporting and accounting regulations applicable to the Trust. Officers who have concerns or complaints regarding questionable accounting or auditing matters or procedures involving the Trust are encouraged to submit those concerns or complaints to the Trust’s audit committee which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially. These submissions may be directed to the attention of the audit committee chairman, or any Trustee who is a member of the audit committee, at the principal executive offices of the Trust or at the Trustee’s residence address.

Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code for any Covered Officer or Trustee may be made only by the Trustees or the Trust’s audit committee and will be promptly disclosed as required by law or by Securities and Exchange Commission regulations. Waivers of this Code for any other individual may be made by the president only upon the individual’s making full disclosure in advance of the transaction in question. This Code may be amended or modified at any time by the Trustees.

HISTORY:	APPROVED AND ADOPTED BY TRUSTEES OF THORNBURG INVESTMENT TRUST ON SEPTEMBER 10, 2003, EFFECTIVE THE SAME DATE; AMENDED EFFECTIVE JULY 20, 2005 TO REVISE PROVISIONS RESPECTING CONFLICTS OF INTEREST; AMENDED EFFECTIVE DECEMBER 6, 2009 TO ADD A PARAGRAPH RESPECTING CAMPAIGN CONTRIBUTIONS.

THORNBURG INVESTMENT MANAGEMENT

Code of Business Conduct and Ethics

March 2016

Policy Objectives

Honesty and integrity are hallmarks of Thornburg Investment Management, Inc. (the “Firm”). The Firm has a fiduciary obligation to its Investment Clients, and the Firm seeks the highest standards of ethics and conduct in all of its business relationships.

This Code has been adopted by the Firm pursuant to paragraphs (a)(1), (2), (4) and (5) of Rule 204A-1 under the Investment Advisers Act of 1940 with the objectives of deterring wrongdoing and promoting (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) full, fair, accurate, timely and understandable disclosure in reports and documents which the Firm files with the Securities and Exchange Commission and in other public communications made by the Firm, (3) compliance with applicable governmental laws, rules and regulations, (4) prompt internal reporting of violations of this Code, and (5) accountability for adherence to this Code.

This Code, together with the separately adopted Personal Securities Transactions Policy, is intended to comprise the Firm’s code of ethics described in Rule 204A-1 under the Investment Advisers Act of 1940.

All records and reports created or maintained pursuant to this Code are intended solely for the internal use of the Firm, are confidential, and in no event constitute an admission by any person as to any fact, circumstance or legal conclusion.

This Code is intended to function and harmonize with the Thornburg Investment Trust Code of Business Conduct and Ethics. Where appropriate or necessary, specific sections of this Code include a coordinating provision referencing the appropriate section of the Thornburg Investment Trust Code of Business Conduct and Ethics.

Please see the Glossary of Terms for definitions of terms used in this Code.

Compliance with Laws, Rules and Regulations

As a registered investment adviser, the Firm is subject to regulation by the Securities and Exchange Commission, and compliance with federal, state and local laws. The Firm insists on strict compliance with the spirit and the letter of these laws and regulations. The Firm expects its Supervised Persons to comply with all laws, rules and regulations applicable to its operation and business. Supervised Persons should seek guidance whenever they are in doubt as to the applicability of any law, rule or regulation regarding any contemplated course of action. The Firm holds information and training sessions to promote compliance with laws, rules and regulations, including insider trading laws. Please consult the various guidelines and policies which the Firm has prepared in accordance with specific laws and regulations.

A good guideline, if in doubt on a course of action, is to always ask first, act later – if you are unsure of what to do in any situation, seek guidance before you act.

Conflicts of Interest

Each Supervised Person shall be scrupulous in avoiding any conflict of interest with regard to the Firm’s interest. A “conflict of interest” occurs when an individual’s private interest interferes with the interests of the Firm or its Investment Clients. A conflict situation can arise when a Supervised Person pursues interests that prevent the individual from performing his or her duties for the Firm or an Investment Client objectively and effectively. Conflicts of interest also arise when a Supervised Person or member of the individual’s family receives undisclosed, improper benefits as a result of the individual’s positions with the Firm. Any conflict of interest that arises in a specific situation or transaction, including Reportable Outside Business Activities as discussed below, must be disclosed by the individual and approved in writing by the Compliance Department before taking any action.

Matters involving a conflict of interest are prohibited as a matter of policy, except when approved by the Firm’s president or Chief Compliance Officer. Conflicts of interest may not always be evident, and individuals should consult with higher levels of management or legal counsel if they are uncertain about any situation. In no event, however, shall investment in any security made in accordance with the Firm’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a conflict of interest with the Firm.

Comment: This section relating to conflicts of interest is substantially similar to the comparable section in the Thornburg Investment Trust Code of Business Conduct and Ethics, but Supervised Persons should recognize that (i) the Trust’s Code of Business Conduct and Ethics governs conflicts with interest of the Trust, rather than the Firm and its Clients, and (ii) the procedures for reporting and resolving conflict under the Trust’s Code of Business Conduct and Ethics is different from the Procedure under this Code. If an interest of the Supervised Person appears to conflict with an interest of the Trust and the Firm), the Supervised Person should make a disclosure and seek any approval under the Trust’s Code of Business Conduct and Ethics.

Obtaining Prior Approval for Outside Business Activities. Prior to engaging in any Reportable Outside Business Activity, an employee must complete and submit an “Outside Business Activity Disclosure Form” (obtained from Compliance or the Firm’s intranet) to the Compliance Department, and receive written approval from the Compliance Department. Failure to obtain such written approval may result in disciplinary action up to and including termination. On an annual basis, all employees will be required to certify their Reportable Outside Business Activities.

Family Member Serving as a Director of a Public Company. Employees must disclose to Compliance any immediate family member (a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships) sharing the same household who serves as a director of a public company.

Corporate Opportunities

Supervised Persons shall not take for themselves personally opportunities that are discovered through the use of their position with the Firm, except with the approval of the Firm’s President or Chief Compliance Officer. Supervised Persons of the Firm owe a duty to the Firm to advance its legitimate interests when the opportunity to do so arises. In no event, however, shall investment in any security made in accordance with the Firm’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a business opportunity of the Firm.

Comment: This section relating to corporate opportunities is substantially the same as the comparable section on the Thornburg Investment Trust Code of Business Conduct and Ethics, but Supervised Persons should recognize that (i) the Trust’s Code of Business Conduct and Ethics governs opportunities of the Trust, rather than the Firm, and (ii) the procedures for reporting and obtaining an approval under the Trust’s Code of Business Conduct and Ethics is different from the procedure under this Code. If an opportunity appears to relate both to the business of the Trust and the Firm, the Supervised Person should make disclosure and seek any approval under the Trust’s Code of Business Conduct and Ethics.

Confidentiality

Supervised Persons shall exercise care in maintaining the confidentiality of any confidential information respecting the Firm or its Investment Clients, except when disclosure is authorized or legally mandated. Supervised Persons should consult with the Firm’s Chief Compliance Officer or legal counsel if they believe that have a legal obligation to disclose confidential information. Confidential information includes nonpublic information of the Firm that may be helpful to competitors, or otherwise harmful to the Firm, or its Investment Clients. Confidential information also includes information respecting the portfolio holdings of Investment Clients (including particularly Investment Company Clients). The obligation to preserve confidentiality of this information continues after association with the Firm ends.

Comment: Attention is directed to the Internal Confidentiality and Privacy Protections Policy, which appears in the Firm’s Manual of Policies and Procedures, and which was adopted by the Firm to protect the nonpublic personal information of the Investment Clients of the Firm and the shareholders of Thornburg Investment Trust. This section respecting confidentiality is substantially the same as the comparable section in the Thornburg Investment Trust Code of Business Conduct and Ethics, except that a specific reference is made to information respecting portfolio holdings of Investment Clients.

Fair Dealing

Supervised Persons should endeavor to deal fairly with Investment Clients, service providers and competitors, and shall not seek unfair advantage through improper concealment, abuse of improperly acquired confidential information, misrepresentation of material facts when the other party is known by the Supervised Persons to rely justifiably on the individual to disclose those facts truthfully, or improper and unfair dealing.

Foreign Corrupt Practices Act

The Foreign Corrupt Practices Act (the “FCPA”) strictly prohibits unauthorized facilitation payments to government officials of foreign countries, including the payment of any money or anything of value to a foreign official for the purposes of:

•	Influencing any act or decision of a foreign official in his or her official capacity (including, but not limited to, obtaining approval for government issued permits, licenses or work visas);

•	Inducing a foreign official to perform or abstain from performing any act in violation of the foreign official’s lawful duty;

•	Securing any improper business advantage; or

•

Inducing a foreign official to use his or her official influence with a foreign government (or instrumentality thereof) to affect or influence any act or decision of such government in order to assist the inducer in obtaining or retaining business with the government, or directing such business to any person.

In addition, many foreign countries have rules and regulations restricting gifts to people who are employed by the government of that country. The Firm intends to fully comply with all of those rules and regulations. If you are at all uncertain about the applicability of the FCPA, or similar laws, to any entertainment, gift or anything of value to any non-U.S. official, consult a Compliance Officer.

Business Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage. No gift or entertainment should ever be offered, given, provided or accepted by any Supervised Person in connection with the Firm’s business unless it (1) is consistent with customary business practices, (2) is not excessive in value, (3) cannot be construed as a bribe, payoff or kickback, (4) does not violate any laws or regulations and (5) is pre-cleared by Compliance if a government affiliated person (defined below) is involved, directly or indirectly. Receipt of gifts or entertainment by Firm personnel involved in the purchase or sale of registered investment company property that satisfies the criteria herein will not be deemed to be compensation for the purchase or sale of property as prohibited under Section 17(e)(1) of the Investment Company Act of 1940.

No Supervised Person shall provide to, or accept from, any client or prospective client, or person or entity that does or seeks to do business with or on behalf of the Firm, more than $100 worth of gifts per year (this limit does not include nominal logo/promotional items). No Supervised Person may give or accept cash or cash equivalent gifts – gift cards that are not exchangeable for cash, are not considered “cash equivalents.” Supervised Persons may provide to, or accept from, any client or prospective client, or person or entity that does or seeks to do business with or on behalf of the Firm, a business entertainment event such as a dinner, golf outing, theater or sporting event if the person or entity providing the entertainment is present and as long as the event is not extravagant or excessive so as to give the appearance of impropriety. Meals provided in the Firm’s office, a client’s office, or in a similar business setting, shall not be deemed entertainment and the Firm does not require Access Persons to report these activities in their quarterly reports, as described below.

On a quarterly basis, all Access Persons will be required to report by midnight on the last day of the second month after quarter end, all entertainment and gifts that were given and received within the previous quarter.

Gifts and Entertainment to Government Affiliated Persons. In addition to the restrictions noted above, no gift, entertainment or any other thing of value may be given, directly or indirectly, to any government affiliated person unless the giving of such thing of value is pre-approved by Compliance. A “government affiliated person” includes, but is not limited to, any person affiliated with a governmental plan or a governmental entity, at any jurisdictional level. “Anything of value” is very broadly defined and includes, but is not limited to, logo/promotional items, meals (regardless of setting), drinks, business entertainment events, including participation in Thornburg campus seminars/events, and tickets to any type of event.

Political Contributions and Political Activity

Several federal and state regulations seek to prevent so-called “pay to play” practices by investment advisors, such as when an investment advisor makes campaign contributions to an elected official in order to influence the award of advisory contracts to manage government investment accounts. Many of these regulations restrict the ability of an investment advisor’s directors, officers and employees to make or solicit political contributions.

In order to avoid a violation of these regulations, all Supervised Persons are prohibited from any of the following activities, whether done individually or in the name of the Firm, unless prior approval has been obtained from the Firm’s Chief Compliance Officer or another person designated by the Firm’s Chief Compliance Officer. If, after considering all relevant factors, the Chief Compliance Officer or his designee determines that the proposed activity will not violate applicable regulations, then the Chief Compliance Officer or his designee shall approve the proposed activity. In making these determinations, the Chief Compliance Officer or his designee may consult with other persons, including the Firm’s president and legal counsel.

1.

Making a gift, subscription, loan, advance or deposit of money, or giving anything else of value (each, a “Contribution”), to an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States.

2.

Making a Contribution to a political action committee, political party or other entity organized to fund the political activities of an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States.

3.	Working on behalf of an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States

(e.g., volunteering on a political campaign), unless such work occurs outside of your normal working hours with the Firm and involves no use of the Firm’s resources (e.g., the Firm’s office space or telephones).

4.

Coordinating or soliciting any person (including a family member) or political action committee to make a Contribution to an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States, or to a state or local political party (e.g., hosting a fundraising event on behalf of any such candidate).

Comment: Attention is also directed to the Firm’s Third-Party Marketer Policy, which places certain restrictions on the ability of the Firm to use a third party to solicit clients.

5.	Doing indirectly anything which the preceding four numbered paragraphs would prohibit the Supervised Person from doing directly

Comment: Examples of the types of indirect actions which are prohibited include, but are not limited to, (a) a Supervised Person could not form his own political action committee and make Contributions through that political action committee which the Supervised Person would be prohibited from making in his own name; (b) a Supervised Person could not funnel Contributions through third parties, such as attorneys, family members, friends or affiliated companies; (c) making a contribution to a charitable organization at the request of an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States, if the purpose in making such a contribution is to induce that incumbent, candidate or successful candidate to provide investment advisory business to the Firm.

If you have any questions about these restrictions on political contributions and political activities, please contact the Firm’s Chief Compliance Officer or, in his/her absence, another member of the Compliance Department, before making the political contribution or participating in the political activity.

Protection and Proper Use of Firm Assets

All Supervised Persons should endeavor to protect the assets of the Firm and its Investment Clients, and pursue their efficient investment in accordance with the Firm’s business purposes. Any suspected incident of fraud or theft should be immediately reported for investigation as hereinafter described under the caption “Administration and Enforcement of the Code.”

The obligation of Supervised Persons to protect the assets of the Firm includes its proprietary information. Proprietary information includes intellectual property such as trademarks and copyrights, as well as business, marketing and service plans, databases, records, salary information, unpublished financial data and reports. Unauthorized use or distribution of this information violates this Code.

Insider Trading

All Supervised Persons should pay particular attention to potential violations of insider trading laws. Insider trading (also referred to as “trading on material nonpublic information,” and which may include giving inside information to other persons) is both unethical and illegal, and will be dealt with if it occurs. Supervised Persons are expected to familiarize themselves with the Policy on Insider Trading, adopted by the Firm. If they have questions about these guidelines, they should consult with the Firm’s president, the Chief Compliance Officer, or the Firm’s legal counsel before making any trade for the Firm or any personal trade, and before giving information to other persons.

Comment: Attention is directed to the Firm’s Policy on Insider Trading, which appears in Compliance’s Manual of Policies and Procedures.

Administration and Enforcement of the Code

Certification

Each newly hired Supervised Person of the Firm will be provided a copy of the Code. Each such individual must certify in writing within 30 days that they have received a copy of the Code, read and understand all provisions of the Code, and agree to comply with the applicable terms of the Code. The Firm will provide its Supervised Persons with any amendments to the Code and will require all such individuals to certify in writing that they have received, read and understand the amendments. Each year the Chief Compliance Officer will conduct an annual meeting with Supervised Persons to review the Code. Supervised Persons will annually certify that they have read, understood and complied with the Code, that they have made all of the reports required by the Code and have not engaged in any prohibited conduct.

Reporting Violations

All Supervised Persons are required to promptly report any actual, apparent or suspected violations of the Code to the Chief Compliance Officer. If the Chief Compliance Officer or another compliance officer is not available the individual should report the violation to their immediate supervisor who is then responsible for reporting it to the Chief Compliance Officer. All reports will be treated confidentially to the extent permitted by law and investigated promptly.

Sanctions

Upon discovering a violation of this Policy, the Firm may impose such sanctions as it deems appropriate, including, but not limited to, a letter of censure, fine, suspension or termination of the violator’s employment.

Glossary

“Access Person” means:

i. Any director or officer of any of the Firm.

ii. Any Supervised Person of the Firm, unless, in the Chief Compliance Officer’s sole discretion, a particular Supervised Person does not have ongoing access to the Companies’ headquarters or information systems.

iii. Individuals who are registered with the FINRA as an associated person of Thornburg Securities Corporation.

iv. Any director, officer, general partner or employee of any company in a Control relationship with the Firm who, in connection with their regular functions or duties, make, participate in, or obtain information regarding the purchase or sale of Securities by any Investment Client, or whose functions relate to the making of any recommendations with respect to those purchases or sales.

v. Any natural person who is in a Control relationship with the Firm and who obtains information concerning recommendations made to any Investment Client with regard to the purchase or sale of Securities by the Investment Client.

“Chief Compliance Officer” means, for purposes of this Code, the Firm’s chief compliance officer.

“Fund” means any series of Thornburg Investment Trust or any other Investment Company as to which the Firm is an investment adviser or sub-adviser.

“Investment Client” means any person with whom the Firm has a contract to perform discretionary investment management services, including any series of an Investment Company.

“Investment Company” means a company registered as such under the Investment Company Act of 1940.

“Investment Company Client” means any Investment Company (or series thereof ) as to which the Firm is an investment adviser or investment sub-adviser.

“Policy on Personal Securities Transactions” means the Firm’s written policy of that name, as revised from time to time. This Policy can be found in the Firm’s Manual of Policies and Procedures.

“Reportable Outside Business Activity” means any activity wherein an employee of the Firm acts as an employee, independent contractor, sole proprietor, officer, director or partner of another person, or is compensated, or has a reasonable expectation of compensation, from any other person as a result of any business activity outside the scope of their relationship with the Firm.

“Supervised Person” means any director, managing director, officer (or other person occupying a similar status or performing functions similar to any of those persons) or employee of the Firm, and any other persons who are subject to the Firm’s supervision and control.

“Trust” means Thornburg Investment Trust.

“TSC” means Thornburg Securities Corporation.

Item 13(a)(2)

Exhibit 99.CERT

CERTIFICATION

I, Jason H. Brady, certify that:

1. I have reviewed this report on Form N-CSR of Thornburg Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	November 19, 2018

/s/ Jason H. Brady
Jason H. Brady

President and principal executive officer

Item 13(a)(2)

Exhibit 99.CERT

CERTIFICATION

I, Nimish Bhatt, certify that:

1. I have reviewed this report on Form N-CSR of Thornburg Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	November 19, 2018

/s/ Nimish Bhatt
Nimish Bhatt

Treasurer and principal financial officer

Item 13(b) Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report on Form N-CSR of Thornburg Investment Trust in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Low Duration Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund and Long/Short Equity Fund (hereafter referred to as the “Funds”) to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Trust does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thornburg Investment Trust, in respect of the Funds as of, and for, the periods presented in the Report.

Dated: November 19, 2018

/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Dated: November 19, 2018

/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.